UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: August 31

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Date of reporting period: August 31, 2021

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared five annual reports to shareholders for the period ended August 31, 2021 for series of John Hancock Funds II with August 31 fiscal year end. The first report applies to 11 of the Registrant's funds, the second report applies to John Hancock Global Equity Fund, the third report applies to John Hancock Strategic Income Opportunities Fund, the fourth report applies to John Hancock Floating Rate Income Fund, and the fifth report applies to John Hancock Opportunistic Fixed Income Fund.

Annual report
John Hancock
Funds II
August 31, 2021

John Hancock Funds II
Annual report — table of contents

Fund	Manager’s commentary and fund performance	Portfolio of investments
Capital Appreciation Fund	4	17
Capital Appreciation Value Fund	5	18
Core Bond Fund	6	27
Health Sciences Fund	7	37
High Yield Fund	8	39
International Strategic Equity Allocation Fund	9	47
Fund	Manager’s commentary and fund performance	Portfolio of investments
Mid Cap Stock Fund	10	64
Mid Value Fund	11	65
Science & Technology Fund	12	67
Strategic Equity Allocation Fund	13	69
U.S. Sector Rotation Fund	14	106

2

John Hancock Funds II
Manager’s commentary and fund performance

Fund performance
In the following pages, we've set forth information regarding the performance of certain funds of John Hancock Funds II (the Trust). There are several ways to evaluate a fund’s historical performance. One can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it's important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Performance tables
The performance tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a fund’s total change in share value in percentage terms over a set period of time—one, ﬁve, and ten years (or since the fund’s inception if less than the applicable period). An average annual total return takes the fund’s cumulative total return for a time period greater than one year and shows what would have happened if the fund had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reﬂect the expenses of any insurance company separate accounts (including a possible contingent deferred sales charge) that may invest in the funds, as applicable. If these were included, performance would be lower.
Graph—Change in value of $10,000 investment and comparative indexes
The performance graph for each fund (or portfolio) shows the change in value of a $10,000 investment over the life or ten-year period of each fund (or portfolio) whichever is shorter. Each fund’s (or portfolio’s) performance is compared with the performance of one or more broad-based securities indexes as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and fund (or portfolio) operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reﬂect any fees or expenses. Funds (or portfolios), that invest in multiple asset classes are compared with a customized benchmark. This benchmark comprises a set percentage allocation from each of the asset classes in which the fund invests.
Portfolio manager’s commentary
Finally, we've provided a commentary by each portfolio manager regarding each fund’s (or portfolio’s) performance during the period ended August 31, 2021. The views expressed are those of the portfolio managers as of August 31, 2021, and are subject to change based on market and other conditions. Information about a fund’s (or portfolio’s) holdings, asset allocation, or country diversification is historical and is no indication of future fund composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The funds (or portfolios) are not insured by the Federal Deposit Insurance Corp., are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks, including loss of principal amount invested. For a more detailed discussion of the risks associated with the funds (or portfolios), see the funds’ prospectuses.

Standard & Poor’s, Standard & Poor’s 500, “S&P 500,” and “S&P MidCap 400 Index” are trademarks of S&P Global, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “EAFE” and “MSCI” are trademarks of MSCI, Inc. “Bloomberg” is a registered trademark of Bloomberg LP. “Lipper” is a registered trademark of Reuters S.A. None of the funds in the Trust is sponsored, endorsed, managed, advised, sold, or promoted by any of these companies, and none of these companies makes any representation regarding the advisability of investing in the Trust.

Capital Appreciation Fund
Subadvisor: Jennison Associates LLC
Portfolio Managers: Blair A. Boyer, Michael A. Del Balso, Rebecca Irwin, Natasha Kuhlkin, CFA, Kathleen A. McCarragher, Spiros (Sig) Segalas

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term growth of capital. Under normal market conditions, the fund invests at least 65% of its fund’s total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadvisor believes to have above-average growth prospects.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	46.1
Consumer discretionary	26.2
Communication services	16.6
Health care	5.3
Consumer staples	3.1
Financials	1.3
Industrials	1.3
Short-term investments and other	0.1

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2021, the Capital Appreciation Fund Class NAV shares returned 24.75% and the Russell 1000 Growth Index returned 28.53%.
Environment  ►  Equity markets continued to rally in the latter half of 2020, but beginning in September, investors began favoring areas of the market that were most exposed to a recovery and most debilitated by the pandemic. This rotation extended into the first quarter of 2021, boosting valuations of cyclical companies and reducing the earnings multiples of secular growth companies. U.S. growth stocks rebounded in the second quarter, led by the information technology and communication services sectors. June marked a turning point in the U.S. economic reopening and reflation outlook as the U.S. Federal Reserve’s comments began to reflect concerns about labor shortages and rising prices. Corporate profit growth has been strong so far this year, highlighting the expanding recovery and boosting business confidence.
Stock selection in the communication services, healthcare, and information technology sectors and an overweight in the consumer discretionary sector were the largest detractors from relative performance. Stock selection in consumer discretionary and consumer staples along with an overweight in communication services were the largest contributors.
Within communication services, entertainment holding Spotify Technology SA (sold during the period); an overweight position in Netflix, Inc.; and a slight underweight in Alphabet, Inc. weighed on relative performance. However, Alphabet was a top contributor to the fund’s performance in absolute terms, as was Facebook, Inc., another holding in the sector. Spotify was challenged with subscription growth and content costs, while Alphabet and Facebook benefited from solid growth in digital advertising.
Positions in Vertex Pharmaceuticals, Inc., Illumina, Inc., and Sarepta Therapeutics, Inc. weighed on the fund’s healthcare results and were sold during the period.
In information technology, software holdings Coupa Software, Inc., Zoom Video Communications, Inc.,
Splunk, Inc., and RingCentral, Inc. were top detractors as they faced rising competition and tough year-over-year comparisons. Those positions were exited. Salesforce.com, Inc. also detracted, sliding after announcing plans to acquire Slack Technologies, a deal we believe will be successful. On the upside, Crowdstrike Holdings, Inc. was a solid contributor in the software space. Additionally, stock selection was strong in the semiconductor and IT services spaces. NVIDIA Corp., Adyen NV, and Shopify, Inc. were top contributors.
In consumer discretionary, Tesla, Inc. was a standout performer, surging on impressive financial results made possible by solid production. Alibaba Group Holding, Ltd. was a top detractor, falling on news that Chinese market regulators were investigating the company for monopolistic practices. The position was promptly exited. Luxury beauty care company The Estee Lauder Companies, Inc. drove consumer staples results.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2021	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Fund Class 1	24.71	26.85	20.08	228.49	523.07
Capital Appreciation Fund Class NAV	24.75	26.92	20.13	229.28	526.11
Russell 1000 Growth Index	28.53	24.35	19.45	197.34	491.35
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Capital Appreciation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap companies in the U.S. with greater than average growth orientation.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class 1	Class NAV
Gross (%)	0.80	0.75
Net (%)	0.79	0.74

Capital Appreciation Value Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David R. Giroux, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term capital appreciation. Common stocks typically constitute at least 50% of the fund’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, bank loans, foreign securities, futures, and options.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Portfolio Composition (% of net assets)
Common stocks	72.2
Term loans	10.8
Corporate bonds	8.1
Preferred securities	1.4
Short-term investments and other	7.5

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended August 31, 2021, the Capital Appreciation Value Fund Class NAV shares returned 25.84% and the S&P 500 Index returned 31.17%.
Environment  ►  Overall, U.S. stocks posted strong returns for the 12-month period ended August 31, 2021, as many major indexes recorded fresh all-time highs in the last few months of the period.
Equity markets had already largely recovered from the global stock market crash of 2020 by the beginning of the recent fiscal year. In the latter half of 2020, the domestic economic recovery proceeded faster than expected, and progress in the development of vaccines and therapeutics to combat the spread of the coronavirus was a continual source of optimism. As 2020 drew to a close, stock markets reacted favorably to the election of President Joe Biden, the initial distribution of coronavirus vaccines, and an agreement on new coronavirus relief as part of a broader government spending bill. Fiscal and monetary support remained a key factor in providing a positive backdrop for markets in 2021. President
Biden signed the American Rescue Plan Act into law in March, and the U.S. Federal Reserve kept its short-term lending rates near zero. Despite mounting concerns over the Delta variant of the coronavirus, the broadening distribution of vaccines enabled many state and local governments to eventually remove many of their pandemic restrictions.
In this environment, the S&P 500 Index generated strong positive returns, led by robust gains in financials and energy. The consumer staples and consumer discretionary sectors lagged despite posting double-digit gains.
From an asset class perspective, the portfolio’s underlying equity holdings delivered positive returns and outperformed the S&P 500 Index. The portfolio’s bond holdings also posted positive gains and outpaced the Bloomberg U.S. Aggregate Bond Index.
Among equities, the industrials and business services sector was the top contributor due to stock selection. Shares of industrial conglomerate General Electric Company outperformed sector peers during the period, bolstered by strong earnings and optimism around efforts to strengthen the company’s balance sheet and improve operations. Stock choices in the healthcare sector also added value over the period, driven primarily by the fund's position in Danaher Corp., which solidly outpaced sector peers. We like Danaher for its highly diversified business model, broad exposure to end markets with secular growth or low cyclically, and strong management team.
An overweight allocation and security selection in the utilities sector was a notable detractor. While the sector produced positive returns for the period, it lagged the broader market as investors favored growth-oriented names and more cyclical sectors that are closely levered to normalizing economic activity. The information technology sector also hurt relative performance due to stock choices. Visa, Inc. and Global Payments, Inc. underperformed sector peers. Shares slid during the period due to concerns over low payment volume in regions still heavily affected by the pandemic, as economic restrictions were viewed as notable revenue headwinds.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2021	1-year	5-year	10-year	5-year	10-year
Capital Appreciation Value Fund Class NAV	25.84	14.29	13.77	95.03	263.18
S&P 500 Index	31.17	18.02	16.34	128.95	354.24
Blended Index	17.92	12.14	11.15	77.37	187.85
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Capital Appreciation Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks in the U.S.
The Blended Index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.87
Net (%)	0.86

Core Bond Fund
Subadvisor: Wells Capital Management, Incorporated
Portfolio Managers: Maulik Bhansali, CFA, Jarad Vasquez

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks total return consisting of income and capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. government obligations, corporate bonds, mortgage-backed and other asset-backed securities, and money market instruments.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of total investments)
U.S. Government	32.8
Corporate bonds	27.2
U.S. Government Agency	20.9
Collateralized mortgage obligations	8.7
Asset backed securities	7.6
Foreign government obligations	1.0
Municipal bonds	0.3
Short-term investments	1.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2021, the Core Bond Fund Class NAV shares returned 0.22% and the Bloomberg U.S. Aggregate Bond Index returned -0.08%.
Environment  ►  For the year ended August 31, 2021, positioning in credit led excess returns, particularly within the real estate investment trusts, other financials, and insurance subsectors. We observed positive security selection attribution across most subsectors. Security selection and positioning within agency mortgage-backed securities (MBS) pass-through securities was a significant contributor. An overweight in asset-backed securities (ABS), along with positive security selection in that sector, was a healthy contributor. A sector overweight in credit helped, as spreads tightened materially during this 12-month period.
Positioning in the commercial mortgage-backed securities (CMBS) was a detractor as spreads tightened. While credit selection overall was positive, we experienced some minor security-level detractors, particularly within the pipelines, local governments, and sovereign subsectors, which were among the few subsectors in negative territory.
We maintained the fund's largest overweight in ABS, seeing value in high-quality segments of the market.
We modestly decreased the overweight in credit, as we continued to find opportunities on a security selection basis, although several securities met our targets as heavy supply in July and early August was absorbed toward the end of the month. We continued to underweight agency MBS, as we saw tight risk-adjusted valuations as volatility in rates markets subsided and in front of the U.S. Federal Reserve’s likely tapering of asset purchases, while preferring credit sector risk on a relative value basis. We kept the fund lightly positioned in CMBS, favoring other credit-related sectors and anticipating some dislocations in commercial real estate valuations as we move forward.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2021	1-year	5-year	10-year	5-year	10-year
Core Bond Fund Class 1	0.17	2.99	3.27	15.88	37.99
Core Bond Fund Class NAV	0.22	3.05	3.32	16.19	38.65
Bloomberg U.S. Aggregate Bond Index	-0.08	3.11	3.18	16.55	36.71
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Core Bond Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated and non-convertible investment-grade debt issues.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class 1	Class NAV
Gross (%)	0.66	0.61
Net (%)	0.65	0.60

Health Sciences Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: Ziad Bakri, MD, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to healthcare, medicine, or the life sciences.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Industry Composition (% of net assets)
Biotechnology	32.7
Health care equipment and supplies	21.6
Health care providers and services	16.0
Life sciences tools and services	12.1
Pharmaceuticals	11.2
Health care technology	4.8
Capital markets	0.6
Specialty retail	0.3
Insurance	0.2
Internet and direct marketing retail	0.1
Short-term investments and other	0.4

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended August 31, 2021, the Health Sciences Fund Class NAV shares returned 31.27% and the Lipper Health/Biotechnology Index returned 23.09%.
Environment  ►  Equity markets generated strong gains in the 12-month period through August 31, 2021. Following a steep coronavirus-related sell-off in the first quarter of 2020, U.S. stocks posted solid advances, with the S&P 500 Index recording more than 50 all-time highs in the first eight months of 2021. Within the Lipper Health/Biotechnology Index, every subsector boosted strong returns. The leading subsectors, life sciences and products and devices manufacturers, returned approximately 50% and 28%, respectively. While gains of this magnitude may be unsustainable, our long-term outlook for the healthcare sector remains positive. The fundamentals continue to improve as the pace of medical innovation and our understanding of the genetic causes of disease continue to accelerate.
The biotechnology subsector was the largest relative performance contributor as both stock selection and an underweight allocation benefited relative results. Within the subsector, positions in BioNTech SE and Moderna, Inc., both gaining more than 400% during the period, were among the portfolio’s largest contributors. Each of these innovative companies developed mRNA-based coronavirus vaccines and benefited from strong demand for vaccinations globally.
Stock selection within the services subsector contributed to relative gains. Doximity, Inc., a leading digital platform for U.S. healthcare professionals, which allows users to collaborate with colleagues, coordinate patient care, and conduct virtual patient visits, was the best contributor in the subsector as its stock moved sharply higher following the company’s late-June initial public offering. The company, which generates revenue from digital advertising, has built an unparalleled, highly engaged network of medical professionals with a sophisticated targeting engine valuable to pharmaceutical companies and hospitals.
While every subsector contributed to relative performance, the weakest contributor was pharmaceuticals. Merck & Company., Inc. was the portfolio’s largest detractor within the subsector for the year. This was in part due to worries related to the spin-off of its women’s health, trusted legacy brands, and biosimilars businesses, which further increases the firm’s dependence on its other franchise that is likely to face heightened competitive pressures. Investors were also concerned about the firm’s leadership transition that occurred at the end of June, which could lead to more aggressive capital deployment toward acquisitions.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2021	1-year	5-year	Since inception	5-year	Since inception
Health Sciences Fund Class NAV (began 9/30/11)	31.27	18.31	21.24	131.84	575.90
S&P 500 Index	31.17	18.02	17.04	128.95	376.39
Lipper Health/Biotechnology Index	23.09	16.82	19.42	117.57	481.76
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Health Sciences Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks in the U.S.
The Lipper Health/Biotechnology Index tracks the largest mutual funds within the health biotechnology category.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	1.11
Net (%)	1.10

High Yield Fund
Subadvisor: Western Asset Management Company, LLC
Portfolio Managers: Michael C. Buchanan, CFA, Walter E. Kilcullen, S. Kenneth Leech

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high-yield securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Portfolio Composition (% of net assets)
Corporate bonds	82.0
Term loans	6.9
Asset backed securities	5.0
Convertible bonds	1.8
Common stocks	0.8
Preferred securities	0.7
Foreign government obligations	0.7
Short-term investments and other	2.1

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2021, the High Yield Fund Class 1 shares returned 11.30% and the Bloomberg U.S. High Yield 2% Issuer Capped Index returned 10.14%.
Environment  ►  Within the high-yield market, spreads continued to tighten during the 1-year period ended August 31, 2021. The final quarter of 2020 was ultimately a strong one for risk assets, which rallied despite a number of short-term headwinds, including a sharp rise in COVID-19 case counts. Ultimately, markets chose to remain forward looking as a number of significant breakthroughs occurred in the final two months of the year, which provided some measures of relief from key macro risks.
We believe that growth will be bolstered as the world economy reopens on continued progress with the COVID-19 vaccination roll-out. The secular challenges that have kept U.S. and global growth to a moderate pace over the last several decades persist. High-yield spreads, which had widened during the depths of COVID-19, have more than completed the round trip back to where they began 2020. Even though overall valuations are less attractive than in the recent past, the demand is expected to remain robust in a world starved for yield.
Asset allocation contributed to relative performance given opportunistic exposure to bank loans and collateralized loan obligations, which outperformed the market. Industry allocation also aided relative performance largely due to overweight in the transportation and banking sectors.
Issue selection was the largest contributor to relative returns, largely due to issuer tilts within the finance companies, consumer cyclical, and energy sectors. Rating positions also aided relative performance, given the strategy’s underweight in BBs, which underperformed the market.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2021	1-year	5-year	10-year	5-year	10-year
High Yield Fund Class 1	11.30	6.52	6.30	37.11	84.15
Bloomberg U.S. High Yield 2% Issuer-Capped Index	10.14	6.65	7.06	37.94	97.83
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the High Yield Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Bloomberg U.S. High Yield 2% Issuer Cap Index measures the performance of high-yield corporate bonds, with a maximum allocation of 2% to any one issuer.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class 1
Gross (%)	0.85
Net (%)	0.84

International Strategic Equity Allocation Fund
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nathan W. Thooft, CFA, Matthew Murphy, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks capital appreciation. The fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of any market capitalization, including futures on indexes of equity securities. The fund invests primarily in foreign securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	22.0
Information technology	12.2
Consumer discretionary	11.9
Industrials	11.4
Health care	9.0
Consumer staples	7.8
Materials	7.4
Communication services	5.7
Energy	3.4
Utilities	2.8
Real estate	2.1
Short-term investments and other	4.3

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2021, the International Strategic Equity Allocation Fund Class NAV shares returned 22.25% and the MSCI All Country World ex-USA Index returned 24.87%.
Environment  ►  Driven by strong market returns, the fund produced positive absolute returns but underperformed its benchmark. The fund's underperformance was driven by our country rotation strategy in both emerging and developed markets.
Some elements of the fund's positioning contributed positively. Most notably, an overweight in international developed countries relative to emerging-market countries as stronger performance from developed nations during the period boosted returns. Positioning throughout the year in the United Kingdom and an underweight in Hong Kong also boosted returns.
Underperformance was determined by country selection in both emerging and developed markets. Primarily, an overweight in Japan and underweights in Switzerland and France weighed on relative returns. Additionally, no exposure to Saudi Arabia and an underweight in India hurt returns.
Stock selection mostly detracted from the fund’s performance, specifically the financials and information technology sectors. However, stock selection in the consumer discretionary sector helped performance.
Country positioning in this strategy is determined by our tactical allocation, which is driven by a number of technical factors, fundamentals, sentiment, and our economic outlook. Driven by these factors, at period end, the fund was an underweight in Saudi Arabia, United Kingdom, and China.
PERFORMANCE TABLE	Average Annual Total Return		Cumulative Total Return
Periods Ending August 31, 2021	1-year	Since inception	Since inception
International Strategic Equity Allocation Fund Class NAV (began 10/17/16)	22.25	9.27	54.03
MSCI All Country World ex-USA Index	24.87	10.30	61.28
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the International Strategic Equity Allocation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The MSCI All Country World ex-USA Index is a free-float adjusted market-capitalization-weighted index designed to measure the equity market performance of developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.71
Net (%)	0.70

Mid Cap Stock Fund
Subadvisor: Wellington Management Company LLP
Portfolio Managers: Mario E. Abularach, CFA, CMT, Stephen Mortimer

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term growth and capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with signiﬁcant capital appreciation potential.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Consumer discretionary	31.4
Information technology	25.8
Health care	19.8
Industrials	8.8
Communication services	6.5
Financials	5.5
Consumer staples	0.1
Real estate	0.1
Short-term investments and other	2.0

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2021, the Mid Cap Stock Fund Class NAV shares returned 33.91% and the Russell Midcap Growth Index returned 35.17%.
Environment  ►  U.S. equities, as measured by the Russell Midcap Growth Index, posted positive results over the trailing 12-month period ended August 31, 2021. In the fourth quarter of 2020, a sharp escalation in COVID-19 infections across the country and renewed restrictions were overshadowed by highly encouraging vaccine developments. Joe Biden was elected president after a closely contested election. During the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Inflation rose sharply in the second quarter, as robust demand for goods and services, along with significant global supply chain disruptions, drove consumer and producer prices sharply higher. The rapid spread of the virus dominated headlines, with daily U.S. infections exceeding 100,000 at the end of July. However, many economists and strategists were sanguine about the virus’s economic risks, given vaccine efficacy, high vaccination rates among the most vulnerable populations, and reluctance among state and local officials to impose new restrictions. In August, despite concerns about the durability of the rally, markets were buoyed by robust corporate earnings, accelerating share buybacks, and still-accommodative monetary policy.
Within the fund, stock selection drove performance. Security selection was particularly strong in consumer discretionary and financials. This was partially offset by unfavorable selection in information technology and healthcare.
Sector allocation, a fallout of our bottom-up stock selection process, detracted from performance due to an underweight in information technology. This was partially offset by a lack of exposure to materials.
Top contributors to relative performance during the period included Snap, Inc., a social media company; Align Technology, Inc., an orthodontics company; and Skillz, Inc. (sold during the period), an online mobile video game platform.
Top detractors from relative performance included Splunk, Inc. (sold during the period), a software and technology company; not owning Moderna, Inc., a pharmaceutical and biotechnology company; and Ollie’s Bargain Outlet Holdings, Inc., a discount retail company.
At the end of the period, the fund’s largest overweight allocation was in the consumer discretionary sector. The information technology and industrials sectors represented the fund’s largest underweights.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2021	1-year	5-year	10-year	5-year	10-year
Mid Cap Stock Fund Class 1	33.87	24.86	18.43	203.47	442.78
Mid Cap Stock Fund Class NAV	33.91	24.93	18.49	204.32	445.38
Russell Midcap Growth Index	35.17	20.44	16.88	153.46	375.94
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Mid Cap Stock Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap stocks in the U.S. with greater than average growth orientation.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class 1	Class NAV
Gross (%)	0.92	0.87
Net (%)	0.91	0.86

Mid Value Fund
Subadvisor: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that are within the S&P MidCap 400 Index or the Russell Midcap Value Index.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Financials	17.6
Health care	15.9
Energy	11.5
Materials	9.9
Consumer staples	8.4
Utilities	7.4
Real estate	6.5
Industrials	6.4
Communication services	4.4
Consumer discretionary	2.6
Information technology	2.1
Short-term investments and other	7.3

PORTFOLIO MANAGER'S COMMENTARY

Performance  ►  For the year ended August 31, 2021, the Mid Value Fund Class NAV shares returned 33.10% and the Russell Midcap Value Index returned 44.50%.
Environment  ►  U.S. stocks recorded strong returns for the 12 months ended August 31, 2021, as accommodative U.S. Federal Reserve (Fed) policy and the rollout of COVID-19 vaccinations stoked optimism about the economic recovery. The S&P 500 Index notched its seventh straight monthly gain in August in its longest winning streak since January 2018. The Dow Jones Industrial Average recorded its second consecutive monthly gain, while the NASDAQ Composite rose for the third straight month. All three benchmarks repeatedly rose to record levels in August. Driving the market’s rally was the Fed, which cut its benchmark rate to nearly zero and relaunched its crisis-era bond-buying program at the onset of the pandemic in 2020.
Over the 12-month period, small-cap stocks performed the best, followed by mid-cap and large-cap stocks, according to Russell indexes. Within the index sectors, financials and materials performed the best. On the other hand, the consumer staples sector had the largest underperformance, followed by utilities.
Adverse stock selection drove the bulk of underperformance, while sector allocations weighed on relative returns to a lesser extent. For the fund, the materials sector detracted the most from relative performance owing to negative stock selection concentrated in the metals and mining industry. The fund held positions in several gold-focused miners whose shares fell as gold prices retreated from record levels in August 2020 following the rollout of COVID-19 vaccinations, which spurred the global economic recovery and reduced bullion’s safe haven appeal. However, an overweight allocation to materials, which outperformed the benchmark, tempered the impact from unfavorable selection. Healthcare was the next-largest detractor from relative returns due to negative stock selection, particularly in the healthcare providers and services industry. An overweight in the healthcare sector, which trailed the benchmark, further weighed on relative performance. The financials sector also detracted from relative returns. Stock selection in the sector was unfavorable, led by positions in banks and capital markets companies.
Conversely, the communication services sector contributed the most to relative performance due to favorable stock selection, led by positions in media companies that fared well over the period. The utilities sector also added value.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2021	1-year	5-year	10-year	5-year	10-year
Mid Value Fund Class NAV	33.10	10.29	12.18	63.17	215.47
Russell Midcap Value Index	44.50	11.52	13.26	72.48	247.40
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Mid Value Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap stocks in the U.S. with lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.99
Net (%)	0.98

Science & Technology Fund
Subadvisors: Allianz Global Investors U.S. LLC and T. Rowe Price Associates, Inc.
Portfolio Managers: Huachen Chen (Allianz), Walter C. Price (Allianz), Michael A. Seidenberg (Allianz), Ken Allen (T. Rowe)

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks long-term growth of capital. Current income is incidental to the fund’s objective. Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to beneﬁt from the development, advancement, and/or use of science and technology.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	55.2
Consumer discretionary	23.0
Communication services	16.2
Industrials	0.6
Health care	0.5
Short-term investments and other	4.5

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2021, the Science & Technology Fund Class NAV shares returned 30.29% and the Lipper Science and Technology Index returned 38.22%.
Environment  ►  Overall, U.S. stocks rallied to new highs during the 12-month period ended August 31, 2021. In early 2021, optimism of accelerating economic growth increased due to the rollout of COVID-19 vaccines, as well as massive fiscal stimulus in the United States. Internet and technology giants benefited from the stay-at-home economy. As the third wave of the virus abated in the spring, many states began to reopen partially or even fully. Stocks recorded strong gains in the second quarter as large caps and growth shares reasserted their market leadership.
Allianz Global Investors U.S. LLC
The underweight position in Alphabet, Inc., one of the benchmark’s largest positions, was the largest relative detractor. The stock rose mostly due to stronger advertising revenue across its platform following the slowdown during pandemic lockdowns in 2020. The fund’s overweight positions in Okta, Inc. and Expedia Group, Inc. also detracted from relative performance. Last, an underweight position in NVIDIA Corp. and an overweight in SK Hynix, Inc. weighed on relative performance.
The fund benefited from strong performance among several midsize, high-growth software companies, including Crowdstrike Holdings, Inc. and Zscaler, Inc. These companies continued to see increasing demand for innovative cybersecurity software services. Additionally, overweights in software companies, HubSpot, Inc. and MongoDB, Inc. helped relative performance.
T. Rowe Price Associates, Inc.
Stock selection in software detracted from relative performance. The share price of Citrix Systems, Inc. fell several times during the period after the company released disappointing earnings reports. Citrix provides application access, desktop virtualization, and application networking to enterprises.
In the internet space, a significant overweight and, secondarily, stock selection caused additional underperformance. Shares of Alibaba Group Holding, Ltd. fell significantly during the period. The company absorbed large fines and multiple waves of regulatory initiatives by Chinese regulatory authorities designed to curb the power of its technology companies, increase competition, and protect users.
Conversely, an underweight position in financial services contributed to relative returns as many of these stocks could not keep up with the high-flying growth stories found in other parts of technology during the period.
The positive effects of stock selection in semiconductors more than offset the negative effects of the fund's underweight in the subsector. Shares of Micron Technology, Inc. rallied through the first half of the period, supported by strong earnings driven by increased demand in key end markets for memory chips, especially those used for 5G smartphones, data centers, and cloud servers. Another position that performed well was Applied Materials, Inc., one of the largest manufacturers of semiconductor equipment globally. Its shares rose on robust spending from chipmakers as they attempted to keep up with the boom in demand for electronics partially caused by the pandemic lockdowns of 2020.
Stock selection in hardware proved beneficial for relative returns as well. The portfolio’s overweight in Pure Storage, Inc., a software company that provides enterprisewide data storage solutions, added to relative returns. Its share price peaked in February and then again in August on accelerating subscription sales. Avoiding a position in Apple, Inc. during the period contributed to relative performance, as its share price couldn't keep up with a strong bull market for technology stocks.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2021	1-year	5-year	Since inception	5-year	Since inception
Science & Technology Fund Class NAV (began 2/14/13)	30.29	27.37	22.99	235.17	485.95
S&P 500 Index	31.17	18.02	15.88	128.95	252.45
Lipper Science and Technology Index	38.22	27.43	22.14	236.03	452.50
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Science & Technology Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks in the U.S.
The Lipper Science and Technology Index comprises the largest funds in the Lipper peer fund category that invest primarily in the equity securities of domestic companies engaged in science and technology.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	1.11
Net (%)	1.10

Strategic Equity Allocation Fund
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nathan W. Thooft, CFA, and Matthew Murphy, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks capital appreciation. The fund seeks to achieve its objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign equity securities of any market capitalization, including futures on indexes of equity securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEXES
Sector Composition (% of net assets)
Information technology	19.2
Financials	15.3
Health care	13.1
Consumer discretionary	11.7
Industrials	9.7
Communication services	7.6
Consumer staples	5.3
Materials	4.6
Real estate	4.1
Energy	2.6
Utilities	2.1
Short-term investments and other	4.7

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2021, the Strategic Equity Allocation Fund Class NAV shares returned 28.84% and a blend of 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Index returned 30.60%.
Environment  ►  Equity markets generated strong gains in the 12-month period ended August 31, 2021. Following a steep coronavirus-related sell-off in the first quarter of 2020, U.S. stocks posted solid advances, with the S&P 500 Index recording more than 50 all-time highs in the first eight months of 2021. In early 2021, optimism of accelerating economic growth increased due to the rollout of COVID-19 vaccines, as well as massive fiscal stimulus in the United States.
Driven by strong market returns, the fund produced positive absolute returns but underperformed its benchmark. The underperformance was driven by a mix of top-level asset allocation and allocations within the individual strategies.
Several elements of the fund’s positioning contributed positively. Most notably, stock selection within the U.S. large-cap strategy, as well as an overweight position in the financials sector and an underweight position and stock selection in the consumer staples sector boosted returns.
Underperformance was determined largely by a few factors. Primarily, underweight positions in small- and mid-cap U.S. equities and an overweight position in international developed equity drove underperformance. Additionally, the strategy's country rotation within international equities hurt relative returns. This was driven by overweights in Japan and China.
PERFORMANCE TABLE	Average Annual Total Return			Cumulative Total Return
Periods Ending August 31, 2021	1-year	5-year	Since inception	5-year	Since inception
Strategic Equity Allocation Fund Class NAV (began 4/13/12)	28.84	13.81	12.02	90.92	190.25
S&P 500 Index	31.17	18.02	15.72	128.95	293.61
Blended Index	30.60	15.56	13.03	106.12	215.73
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the Strategic Equity Allocation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks in the U.S.
The Blended Index comprises 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.68
Net (%)	0.67

U.S. Sector Rotation Fund
Subadvisor: Manulife Investment Management (US) LLC
Portfolio Managers: Nathan W. Thooft, CFA, and Matthew Murphy, CFA

INVESTMENT OBJECTIVE & POLICIES  ►  The fund seeks capital appreciation. The fund seeks to achieve its objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities of any market capitalization, including futures on indexes of equity securities.
CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDEX
Sector Composition (% of net assets)
Information technology	26.0
Health care	16.6
Consumer discretionary	11.4
Financials	10.7
Communication services	10.6
Industrials	7.0
Real estate	4.7
Consumer staples	4.1
Materials	2.2
Energy	2.1
Utilities	1.4
Short-term investments and other	3.2

PORTFOLIO MANAGERS' COMMENTARY

Performance  ►  For the year ended August 31, 2021, the U.S. Sector Rotation Fund Class NAV shares returned 30.62% and the S&P 500 Index returned 31.17%.
Environment  ►  Equity markets generated strong gains in the 12-month period ended August 31, 2021. Following a steep coronavirus-related sell-off in the first quarter of 2020, U.S. stocks posted solid advances, with the S&P 500 Index recording more than 50 all-time highs in the first eight months of 2021. In early 2021, optimism of accelerating economic growth increased due to the rollout of COVID-19 vaccines, as well as massive fiscal stimulus in the United States.
Driven by strong market returns, the portfolio produced positive absolute returns but modestly underperformed its benchmark. Stock selection detracted from relative performance.
A number of the positions in the portfolio contributed positively, most notably, an underweight in consumer staples and an overweight in financials. Additionally, within financials, an overweight in the diversified financials industry group boosted returns, as did an underweight in the utilities sector.
Some positions also detracted from returns. These included most notably an underweight in the healthcare sector and the healthcare equipment and services industry group within that sector. Additionally, stock selection and the timing of the fund's overweight in the communication services sector and the media and entertainment industry group within that sector hurt returns, despite strong performance from the sector across the full one-year time period.
PERFORMANCE TABLE	Average Annual Total Return		Cumulative Total Return
Periods Ending August 31, 2021	1-year	Since inception	Since inception
U.S. Sector Rotation Fund Class NAV (began 9/26/16)	30.62	17.31	119.73
S&P 500 Index	31.17	18.33	129.38
Performance does not reflect the deduction of taxes on fund distributions or redemptions of fund shares. Past performance does not guarantee future results.
Since inception, a portion of the U.S. Sector Rotation Fund expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.
The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks in the U.S.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from the expense ratios disclosed in the financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
Class NAV
Gross (%)	0.67
Net (%)	0.66

John Hancock Funds II
Shareholder expense example

As a shareholder of John Hancock Funds II, you incur ongoing costs, such as management fees, distribution (Rule 12b-1) fees and other expenses.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (March 1, 2021 through August 31, 2021).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Capital Appreciation Fund
Class 1	Actual expenses/actual returns	$1,000.00	$1,171.90	$4.27	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%
Class NAV	Actual expenses/actual returns	1,000.00	1,172.10	4.00	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Capital Appreciation Value Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,141.80	$4.37	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Core Bond Fund
Class 1	Actual expenses/actual returns	$1,000.00	$1,012.60	$3.30	0.65%
	Hypothetical example	1,000.00	1,021.90	3.31	0.65%
Class NAV	Actual expenses/actual returns	1,000.00	1,012.90	3.04	0.60%
	Hypothetical example	1,000.00	1,022.20	3.06	0.60%
Health Sciences Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,157.50	$5.22	0.96%
	Hypothetical example	1,000.00	1,020.40	4.89	0.96%
High Yield Fund
Class 1	Actual expenses/actual returns	$1,000.00	$1,042.10	$4.22	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
International Strategic Equity Allocation Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,062.00	$2.86	0.55%
	Hypothetical example	1,000.00	1,022.40	2.80	0.55%
Mid Cap Stock Fund
Class 1	Actual expenses/actual returns	$1,000.00	$1,067.90	$4.74	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Class NAV	Actual expenses/actual returns	1,000.00	1,068.00	4.48	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%

John Hancock Funds II
Shareholder expense example

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Mid Value Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,078.90	$4.87	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Science & Technology Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,063.50	$5.51	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
Strategic Equity Allocation Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,127.30	$2.84	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
U.S. Sector Rotation Fund
Class NAV	Actual expenses/actual returns	$1,000.00	$1,188.30	$2.92	0.53%
	Hypothetical example	1,000.00	1,022.50	2.70	0.53%
[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 99.9%
Communication services – 16.6%
Entertainment – 3.1%
Netflix, Inc. (A)	96,674	$55,025,874
ROBLOX Corp., Class A (A)	139,194	11,420,868
		66,446,742
Interactive media and services – 13.5%
Alphabet, Inc., Class A (A)	23,399	67,715,536
Alphabet, Inc., Class C (A)	21,990	63,974,188
Facebook, Inc., Class A (A)	227,248	86,213,346
Match Group, Inc. (A)	200,295	27,528,545
Snap, Inc., Class A (A)	562,844	42,838,057
		288,269,672
		354,716,414
Consumer discretionary – 26.2%
Automobiles – 4.9%
Tesla, Inc. (A)	143,441	105,532,413
Hotels, restaurants and leisure – 2.7%
Airbnb, Inc., Class A (A)	149,196	23,123,888
Chipotle Mexican Grill, Inc. (A)	14,714	28,005,598
Marriott International, Inc., Class A (A)	45,177	6,105,220
		57,234,706
Internet and direct marketing retail – 7.7%
Amazon.com, Inc. (A)	39,386	136,700,529
MercadoLibre, Inc. (A)	14,338	26,775,498
		163,476,027
Multiline retail – 1.4%
Target Corp.	123,384	30,473,380
Specialty retail – 3.3%
Carvana Company (A)	85,733	28,125,568
The Home Depot, Inc.	61,707	20,127,589
The TJX Companies, Inc.	308,055	22,401,760
		70,654,917
Textiles, apparel and luxury goods – 6.2%
Kering SA	35,486	28,265,329
Lululemon Athletica, Inc. (A)	73,914	29,578,165
LVMH Moet Hennessy Louis Vuitton SE	51,292	37,997,630
NIKE, Inc., Class B	220,331	36,297,329
		132,138,453
		559,509,896
Consumer staples – 3.1%
Food and staples retailing – 1.2%
Costco Wholesale Corp.	57,455	26,170,178
Personal products – 1.9%
The Estee Lauder Companies, Inc., Class A	119,450	40,671,531
		66,841,709
Financials – 1.3%
Capital markets – 1.3%
S&P Global, Inc.	38,302	16,999,194
The Goldman Sachs Group, Inc.	27,462	11,355,812
		28,355,006
Health care – 5.3%
Biotechnology – 0.5%
BioNTech SE, ADR (A)	28,838	9,493,181
Health care equipment and supplies – 2.5%
Danaher Corp.	79,110	25,644,298
DexCom, Inc. (A)	29,537	15,637,479
Capital Appreciation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Intuitive Surgical, Inc. (A)	10,922	$11,506,982
		52,788,759
Health care providers and services – 0.7%
UnitedHealth Group, Inc.	37,091	15,439,871
Pharmaceuticals – 1.6%
Eli Lilly & Company	135,906	35,103,161
		112,824,972
Industrials – 1.3%
Road and rail – 1.3%
Uber Technologies, Inc. (A)	722,580	28,281,781
Information technology – 46.1%
IT services – 18.8%
Adyen NV (A)(B)	14,908	48,183,772
Mastercard, Inc., Class A	96,372	33,366,878
Okta, Inc. (A)	40,690	10,725,884
PayPal Holdings, Inc. (A)	151,467	43,722,464
Shopify, Inc., Class A (A)	62,888	95,890,365
Snowflake, Inc., Class A (A)	48,523	14,767,975
Square, Inc., Class A (A)	202,900	54,391,403
Twilio, Inc., Class A (A)	115,808	41,338,824
Visa, Inc., Class A	253,425	58,059,668
		400,447,233
Semiconductors and semiconductor equipment – 6.0%
NVIDIA Corp.	438,178	98,086,145
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	258,637	30,780,389
		128,866,534
Software – 16.6%
Adobe, Inc. (A)	121,966	80,948,834
Atlassian Corp. PLC, Class A (A)	73,059	26,817,037
Crowdstrike Holdings, Inc., Class A (A)	131,397	36,922,557
DocuSign, Inc. (A)	71,602	21,211,376
HubSpot, Inc. (A)	15,990	10,944,675
Microsoft Corp.	327,443	98,848,493
salesforce.com, Inc. (A)	164,054	43,518,605
The Trade Desk, Inc., Class A (A)	249,554	19,976,798
Workday, Inc., Class A (A)	53,388	14,583,466
		353,771,841
Technology hardware, storage and peripherals – 4.7%
Apple, Inc.	662,359	100,565,967
		983,651,575
TOTAL COMMON STOCKS (Cost $711,353,146)		$2,134,181,353
SHORT-TERM INVESTMENTS – 0.0%
Short-term funds – 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (C)	491,873	491,873
TOTAL SHORT-TERM INVESTMENTS (Cost $491,873)		$491,873
Total Investments (Capital Appreciation Fund) (Cost $711,845,019) – 99.9%		$2,134,673,226
Other assets and liabilities, net – 0.1%		1,902,001
TOTAL NET ASSETS – 100.0%		$2,136,575,227
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

The accompanying notes are an integral part of the financial statements.	17

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Fund (continued)
(C)	The rate shown is the annualized seven-day yield as of 8-31-21.
Capital Appreciation Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 72.2%
Communication services – 6.3%
Interactive media and services – 6.3%
Alphabet, Inc., Class A (A)(B)	7,163	$20,729,364
Alphabet, Inc., Class C (A)(B)	17,598	51,196,806
Facebook, Inc., Class A (B)	40,748	15,458,976
		87,385,146
Consumer discretionary – 10.5%
Hotels, restaurants and leisure – 4.8%
Hilton Worldwide Holdings, Inc. (A)(B)	82,171	10,259,871
Marriott International, Inc., Class A (A)(B)	68,088	9,201,412
McDonald's Corp.	14,400	3,419,424
Yum! Brands, Inc.	332,616	43,582,674
		66,463,381
Internet and direct marketing retail – 5.7%
Amazon.com, Inc. (A)(B)	23,053	80,012,122
Specialty retail – 0.0%
Ross Stores, Inc. (A)	6,400	757,760
		147,233,263
Consumer staples – 1.7%
Beverages – 1.6%
Keurig Dr. Pepper, Inc.	371,792	13,261,821
PepsiCo, Inc.	27,200	4,253,808
The Coca-Cola Company (A)	91,500	5,152,365
		22,667,994
Food products – 0.1%
Mondelez International, Inc., Class A	26,500	1,644,855
		24,312,849
Financials – 9.3%
Banks – 4.8%
Bank of America Corp. (A)	525,400	21,935,450
The PNC Financial Services Group, Inc.	234,923	44,893,785
		66,829,235
Capital markets – 1.0%
CME Group, Inc.	12,800	2,582,016
Intercontinental Exchange, Inc.	96,538	11,539,187
		14,121,203
Insurance – 3.5%
Arthur J. Gallagher & Company	30,086	4,320,951
Marsh & McLennan Companies, Inc. (A)	282,504	44,409,629
		48,730,580
		129,681,018
Health care – 14.6%
Health care equipment and supplies – 4.8%
Becton, Dickinson and Company	54,199	13,641,888
Danaher Corp. (A)	143,787	46,609,994
Hologic, Inc. (B)	53,852	4,262,386
Medtronic PLC (A)	13,000	1,735,240
		66,249,508
Health care providers and services – 5.5%
Humana, Inc. (A)	85,422	34,631,787
UnitedHealth Group, Inc.	102,250	42,563,608
		77,195,395
Life sciences tools and services – 4.3%
PerkinElmer, Inc.	114,448	21,149,990
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Thermo Fisher Scientific, Inc.	70,280	$39,001,886
		60,151,876
		203,596,779
Industrials – 7.7%
Aerospace and defense – 0.8%
Lockheed Martin Corp.	9,000	3,238,200
Northrop Grumman Corp. (A)	10,300	3,787,310
Teledyne Technologies, Inc. (B)	8,852	4,101,840
		11,127,350
Commercial services and supplies – 1.2%
Waste Connections, Inc.	110,498	14,277,447
Waste Management, Inc. (A)	13,200	2,047,452
		16,324,899
Industrial conglomerates – 5.0%
General Electric Company	603,311	63,595,013
Roper Technologies, Inc.	12,828	6,199,516
		69,794,529
Machinery – 0.7%
Ingersoll Rand, Inc. (B)	185,659	9,843,640
		107,090,418
Information technology – 14.5%
Communications equipment – 0.4%
Cisco Systems, Inc.	100,300	5,919,706
Electronic equipment, instruments and components – 0.9%
TE Connectivity, Ltd.	82,696	12,422,593
IT services – 4.1%
Fiserv, Inc. (A)(B)	70,599	8,315,856
FleetCor Technologies, Inc. (B)	49,805	13,112,660
Global Payments, Inc. (A)	41,425	6,737,362
Visa, Inc., Class A (A)	129,671	29,707,626
		57,873,504
Semiconductors and semiconductor equipment – 0.3%
NXP Semiconductors NV	16,200	3,485,106
Software – 8.8%
Microsoft Corp. (A)	333,611	100,710,489
salesforce.com, Inc. (B)	81,979	21,746,569
		122,457,058
		202,157,967
Real estate – 0.2%
Equity real estate investment trusts – 0.2%
American Tower Corp.	8,631	2,521,719
Utilities – 7.4%
Electric utilities – 2.6%
American Electric Power Company, Inc.	188,556	16,888,961
Duke Energy Corp.	345	36,108
Exelon Corp.	392,965	19,263,144
		36,188,213
Multi-utilities – 4.8%
Ameren Corp.	273,165	23,962,034
CMS Energy Corp.	174,269	11,175,871
NiSource, Inc.	460,206	11,344,078
Public Service Enterprise Group, Inc.	329,453	21,065,225
		67,547,208
		103,735,421
TOTAL COMMON STOCKS (Cost $699,079,094)		$1,007,714,580
PREFERRED SECURITIES – 1.4%
Financials – 0.0%

The accompanying notes are an integral part of the financial statements.	18

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Capital markets – 0.0%
The Charles Schwab Corp., 5.950%	8,000	$203,040
Utilities – 1.4%
Electric utilities – 0.3%
Alabama Power Company, 5.000%	12,843	339,569
American Electric Power Company, Inc., 6.125%	42,588	2,168,581
Duke Energy Corp., 5.625%	12,428	337,544
SCE Trust IV (5.375% to 9-15-25, then 3 month LIBOR + 3.132%)	68,192	1,711,619
		4,557,313
Multi-utilities – 1.1%
CMS Energy Corp., 5.875%	134,765	3,656,174
CMS Energy Corp., 5.875%	183,598	4,988,358
DTE Energy Company, 5.250%	57,616	1,502,049
NiSource, Inc., 7.750%	26,352	2,718,472
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%)	71,444	1,973,283
		14,838,336
		19,395,649
TOTAL PREFERRED SECURITIES (Cost $18,477,967)		$19,598,689
CORPORATE BONDS - 8.1%
Communication services - 2.8%
Altice France Holding SA 10.500%, 05/15/2027 (C)	$1,665,000	1,829,419
CCO Holdings LLC
4.000%, 03/01/2023 (C)	1,110,000	1,116,716
5.000%, 02/01/2028 (C)	5,487,000	5,748,181
5.125%, 05/01/2027 (C)	3,655,000	3,818,781
Netflix, Inc.
4.375%, 11/15/2026	3,760,000	4,253,500
4.875%, 04/15/2028	4,495,000	5,253,531
4.875%, 06/15/2030 (C)	145,000	173,541
5.500%, 02/15/2022	350,000	356,962
5.875%, 02/15/2025 to 11/15/2028	8,323,000	10,127,380
6.375%, 05/15/2029	4,450,000	5,701,563
Photo Holdings Merger Sub, Inc. 8.500%, 10/01/2026 (C)	495,000	537,075
Sirius XM Radio, Inc. 5.000%, 08/01/2027 (C)	455,000	477,181
		39,393,830
Consumer discretionary - 2.3%
Cedar Fair LP
5.250%, 07/15/2029	2,080,000	2,130,710
5.375%, 06/01/2024 to 04/15/2027	4,520,000	4,585,488
5.500%, 05/01/2025 (C)	570,000	594,225
6.500%, 10/01/2028	2,070,000	2,243,300
Clarios Global LP
6.250%, 05/15/2026 (C)	639,000	673,346
6.750%, 05/15/2025 (C)	359,000	380,091
Hilton Domestic Operating Company, Inc. 5.375%, 05/01/2025 (C)	100,000	104,911
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750%, 06/01/2027 (C)	4,560,000	4,779,533
Life Time, Inc. 5.750%, 01/15/2026 (C)	1,270,000	1,301,750
Marriott International, Inc. 3.125%, 06/15/2026	415,000	443,348
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (C)	4,458,000	4,506,236
5.500%, 04/15/2027 (C)	2,977,000	3,081,195
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Six Flags Theme Parks, Inc. 7.000%, 07/01/2025 (C)	$2,123,000	$2,268,956
Yum! Brands, Inc.
3.875%, 11/01/2023	990,000	1,040,738
4.750%, 01/15/2030 (C)	420,000	463,575
5.350%, 11/01/2043	1,834,000	2,035,740
6.875%, 11/15/2037	925,000	1,200,188
7.750%, 04/01/2025 (C)	275,000	296,282
		32,129,612
Financials - 1.1%
Acrisure LLC 7.000%, 11/15/2025 (C)	2,600,000	2,648,750
Alliant Holdings Intermediate LLC 6.750%, 10/15/2027 (C)	75,000	78,000
AmWINS Group, Inc. 4.875%, 06/30/2029 (C)	240,000	243,900
HUB International, Ltd. 7.000%, 05/01/2026 (C)	6,866,000	7,103,563
State Street Corp. (3 month LIBOR + 3.597%) 3.716%, 12/15/2021 (D)(E)	517,000	520,236
The Bank of New York Mellon Corp. (3 month LIBOR + 3.420%) 3.555%, 12/20/2021 (D)(E)	1,450,000	1,461,512
USI, Inc. 6.875%, 05/01/2025 (C)	2,980,000	3,040,494
		15,096,455
Health care - 0.3%
Avantor Funding, Inc. 4.625%, 07/15/2028 (C)	1,060,000	1,120,844
Hadrian Merger Sub, Inc. 8.500%, 05/01/2026 (C)	1,095,000	1,136,063
Surgery Center Holdings, Inc. 10.000%, 04/15/2027 (C)	500,000	543,750
Teleflex, Inc. 4.625%, 11/15/2027	707,000	740,583
Tenet Healthcare Corp. 4.625%, 09/01/2024 (C)	450,000	460,688
		4,001,928
Industrials - 1.4%
Delta Air Lines, Inc.
4.500%, 10/20/2025 (C)	2,380,000	2,552,550
4.750%, 10/20/2028 (C)	925,000	1,031,372
General Electric Company (3 month LIBOR + 3.330%) 3.449%, 12/15/2021 (D)(E)	7,948,000	7,709,560
Korn Ferry 4.625%, 12/15/2027 (C)	480,000	497,000
Lennox International, Inc. 3.000%, 11/15/2023	510,000	535,164
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (C)	1,425,000	1,548,049
Sensata Technologies BV
4.875%, 10/15/2023 (C)	507,000	542,546
5.000%, 10/01/2025 (C)	700,000	782,509
5.625%, 11/01/2024 (C)	415,000	461,688
United Airlines 2012-1 Class A Pass Through Trust 4.150%, 04/11/2024	806,313	846,556
US Airways 2010-1 Class A Pass Through Trust 6.250%, 04/22/2023	35,441	35,920

The accompanying notes are an integral part of the financial statements.	19

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/2025	$144,044	$142,994
US Airways 2013-1 Class A Pass Through Trust 3.950%, 11/15/2025	354,465	358,896
US Airways 2013-1 Class B Pass Through Trust 5.375%, 11/15/2021	294,809	294,084
Welbilt, Inc. 9.500%, 02/15/2024	1,692,000	1,747,836
Xylem, Inc. 4.875%, 10/01/2021	100,000	100,367
		19,187,091
Information technology - 0.0%
Clarivate Science Holdings Corp.
3.875%, 07/01/2028 (C)	695,000	707,315
4.875%, 07/01/2029 (C)	220,000	226,923
		934,238
Real estate - 0.1%
SBA Communications Corp.
3.875%, 02/15/2027	720,000	748,282
4.875%, 09/01/2024	1,080,000	1,096,200
		1,844,482
Utilities - 0.1%
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) 06/15/2023 (D)	1,525,000	1,593,625
TOTAL CORPORATE BONDS (Cost $104,783,642)		$114,181,261
TERM LOANS (F) – 10.8%
Communication services – 0.4%
Delta 2 Lux Sarl, 2018 USD Term Loan (1 month LIBOR + 2.500%) 3.500%, 02/01/2024	5,635,000	5,611,051
Eagle Broadband Investments LLC, Term Loan (3 month LIBOR + 3.000%) 3.750%, 11/12/2027	477,600	477,003
		6,088,054
Consumer discretionary – 0.6%
Four Seasons Hotels, Ltd., New 1st Lien Term Loan (1 month LIBOR + 2.000%) 2.085%, 11/30/2023	979,690	972,185
IRB Holding Corp., 2020 4th Amendment Incremental Term Loan (3 month LIBOR + 3.250%) 4.250%, 12/15/2027	2,247,121	2,244,312
IRB Holding Corp., 2020 Term Loan B (3 month LIBOR + 2.750%) 3.750%, 02/05/2025	1,314,008	1,308,673
Life Time, Inc., 2021 Term Loan B (3 month LIBOR + 4.750%) 5.750%, 12/16/2024	2,174,707	2,162,333
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B (3 month LIBOR + 3.000%) 3.500%, 08/12/2028	943,392	934,665
Woof Holdings, Inc., 1st Lien Term Loan (3 month LIBOR + 3.750%) 4.500%, 12/21/2027	613,463	613,463
		8,235,631
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (F)(continued)
Consumer staples – 0.3%
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month LIBOR + 3.750%) 4.500%, 10/01/2026	$3,863,388	$3,865,320
Financials – 3.5%
Acrisure LLC, 2021 Incremental Term Loan B (3 month LIBOR + 3.750%) 3.852%, 02/15/2027	710,000	702,460
Alliant Holdings Intermediate LLC, 2018 Term Loan B (1 month LIBOR + 3.250%) 3.335%, 05/09/2025	3,043,684	3,009,442
Alliant Holdings Intermediate LLC, 2020 Term Loan B3 (1 month LIBOR + 3.750%) 4.250%, 11/05/2027	2,964,477	2,964,121
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%) 3.335%, 05/09/2025	1,657,924	1,638,344
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%) 2.875%, 04/25/2025	18,638,482	18,416,311
HUB International, Ltd., 2021 Term Loan B (3 month LIBOR + 3.250%) 4.000%, 04/25/2025	7,726,946	7,716,669
Hyperion Refinance Sarl, 2020 Incremental Term Loan B (1 month LIBOR + 3.750%) 4.750%, 11/12/2027	1,600,385	1,596,384
Ryan Specialty Group LLC, Term Loan (1 month LIBOR + 3.000%) 3.750%, 09/01/2027	1,023,322	1,020,764
USI, Inc., 2017 Repriced Term Loan (3 month LIBOR + 3.000%) 3.147%, 05/16/2024	6,606,817	6,545,704
USI, Inc., 2019 Incremental Term Loan B (3 month LIBOR + 3.250%) 3.397%, 12/02/2026	5,102,717	5,045,311
		48,655,510
Health care – 1.6%
ADMI Corp., 2021 Incremental Term Loan B3 (1 month LIBOR + 3.500%) 4.000%, 12/23/2027	2,855,000	2,844,294
ADMI Corp., 2021 Term Loan B2 (1 month LIBOR + 3.125%) 3.625%, 12/23/2027	1,885,275	1,857,392
Avantor Funding, Inc. 2021 Term Loan B4 (1 month LIBOR + 2.000%) 2.500%, 11/21/2024	250,000	249,270
CPI Holdco LLC, 2021 Term Loan (1 month LIBOR + 3.750%) 3.835%, 11/04/2026	753,037	751,426
Dino Grandparent, Inc., 2019 Term Loan A3 (1 month LIBOR + 2.250%) 2.375%, 02/20/2023	3,450,000	3,415,500
Heartland Dental LLC, 2018 1st Lien Term Loan (1 month LIBOR + 3.500%) 3.585%, 04/30/2025	5,852,956	5,784,652
Heartland Dental LLC, 2021 Incremental Term Loan (1 month LIBOR + 4.000%) 4.096%, 04/30/2025	475,000	473,418
Loire Finco Luxembourg Sarl, Term Loan (1 month LIBOR + 3.000%) 3.085%, 04/21/2027	3,060,348	2,997,855

The accompanying notes are an integral part of the financial statements.	20

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
		Shares or Principal Amount	Value
TERM LOANS (F)(continued)
Health care (continued)
Pacific Dental Services, Inc., 2021 Term Loan (1 month LIBOR + 3.500%) 4.250%, 05/05/2028		$500,000	$500,940
PetVet Care Centers LLC, 2018 1st Lien Term Loan (1 month LIBOR + 2.750%) 2.835%, 02/14/2025		356,774	351,719
PetVet Care Centers LLC, 2018 Incremental Term Loan (1 month LIBOR + 3.250%) 3.335%, 02/14/2025		1,103,786	1,091,832
PetVet Care Centers LLC, 2021 Term Loan B3 (1 month LIBOR + 3.500%) 4.250%, 02/14/2025		1,281,533	1,279,393
			21,597,691
Industrials – 1.7%
Camelot US Acquisition LLC, 2020 Incremental Term Loan B (1 month LIBOR + 3.000%) 4.000%, 10/30/2026		3,358,125	3,358,125
CoreLogic, Inc., Term Loan (1 month LIBOR + 3.500%) 4.000%, 06/02/2028		2,805,000	2,791,845
Filtration Group Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.000%) 3.085%, 03/29/2025		971,834	962,242
Filtration Group Corp., 2018 EUR Term Loan (3 month EURIBOR + 3.500%) 3.500%, 03/29/2025	EUR	1,752,969	2,063,361
Filtration Group Corp., 2020 Incremental Term Loan (1 month LIBOR + 3.750%) 4.750%, 03/29/2025		$342,413	342,413
Gardner Denver, Inc., 2020 USD Term Loan B (1 month LIBOR + 2.750%) 2.835%, 03/01/2027		391,050	390,319
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 6.250%, 06/21/2027		6,225,000	6,598,500
SkyMiles IP, Ltd., 2020 SkyMiles Term Loan B (3 month LIBOR + 3.750%) 4.750%, 10/20/2027		2,795,000	2,962,169
TK Elevator U.S. Newco, Inc., Term Loan B (3 month LIBOR + 3.500%) 4.000%, 07/29/2027		4,138,660	4,132,907
Welbilt, Inc., 2018 Term Loan B (1 month LIBOR + 2.500%) 2.585%, 10/23/2025		575,000	569,250
			24,171,131
Information technology – 2.7%
Applied Systems, Inc., 2017 1st Lien Term Loan (3 month LIBOR + 3.250% and Prime rate + 2.250%) 3.774%, 09/19/2024		3,208,826	3,203,467
Applied Systems, Inc., 2021 2nd Lien Term Loan (3 month LIBOR + 5.500%) 6.250%, 09/19/2025		366,814	370,680
Ascend Learning LLC, 2017 Term Loan B (1 month LIBOR + 3.000%) 4.000%, 07/12/2024		244,188	243,839
Azalea Topco, Inc., 2021 Term Loan B (1 and 3 month LIBOR + 3.750%) 4.500%, 07/24/2026		728,425	728,425
Azalea TopCo, Inc., Term Loan (1 and 3 month LIBOR + 3.500%) 3.628%, 07/24/2026		4,666,177	4,614,849
Capital Appreciation Value Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (F)(continued)
Information technology (continued)
CCC Intelligent Solutions, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.000%) 4.000%, 04/29/2024	$6,831,625	$6,828,756
Celestial Saturn Parent, Inc., 2nd Lien Term Loan (1 month LIBOR + 6.500%) 7.000%, 06/04/2029	230,000	232,875
Project Boost Purchaser LLC, 2021 Incremental Term Loan (1 month LIBOR + 3.500%) 4.000%, 05/30/2026	425,000	423,406
RealPage, Inc., 1st Lien Term Loan (1 month LIBOR + 3.250%) 3.750%, 04/24/2028	4,245,000	4,217,959
RealPage, Inc., 2nd Lien Term Loan (1 month LIBOR + 6.500%) 7.250%, 04/22/2029	225,000	229,219
Solera LLC, USD Term Loan B (6 month LIBOR + 4.000%) 4.500%, 06/02/2028	475,000	474,430
UKG, Inc., 2020 2nd Lien Incremental Term Loan (3 month LIBOR + 6.750%) 7.500%, 05/03/2027	600,000	608,628
UKG, Inc., 2021 Incremental Term Loan (3 month LIBOR + 3.250%) 4.000%, 05/04/2026	14,767,210	14,767,210
UKG, Inc., Term Loan B (1 month LIBOR + 3.750%) 3.835%, 05/04/2026	682,838	682,981
		37,626,724
Materials – 0.0%
HB Fuller Company, 2017 Term Loan B (1 month LIBOR + 2.000%) 2.088%, 10/20/2024	271,345	271,421
TOTAL TERM LOANS (Cost $149,663,928)		$150,511,482
SHORT-TERM INVESTMENTS – 10.0%
Short-term funds – 10.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (G)	9,577,594	9,577,594
T. Rowe Price Government Reserve Fund, 0.0295% (G)	129,756,415	129,756,415
TOTAL SHORT-TERM INVESTMENTS (Cost $139,334,009)		$139,334,009
Total Investments (Capital Appreciation Value Fund) (Cost $1,111,338,640) – 102.5%		$1,431,340,021
Other assets and liabilities, net – (2.5%)		(35,544,516)
TOTAL NET ASSETS – 100.0%		$1,395,795,505
Currency Abbreviations
EUR	Euro
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Non-income producing security.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

The accompanying notes are an integral part of the financial statements.	21

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
Capital Appreciation Value Fund (continued)
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	The rate shown is the annualized seven-day yield as of 8-31-21.

DERIVATIVES
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
GSI	Alphabet, Inc., Class A	USD	1,960.00	Sep 2022	2	200	$36,883	$(197,027)
GSI	Alphabet, Inc., Class A	USD	1,960.00	Sep 2022	2	200	48,181	(197,027)
GSI	Alphabet, Inc., Class A	USD	1,980.00	Sep 2022	3	300	53,401	(290,173)
GSI	Alphabet, Inc., Class A	USD	1,980.00	Sep 2022	2	200	46,477	(193,448)
GSI	Alphabet, Inc., Class A	USD	2,000.00	Sep 2022	3	300	51,390	(284,836)
GSI	Alphabet, Inc., Class A	USD	2,000.00	Sep 2022	2	200	44,224	(189,890)
GSI	Alphabet, Inc., Class A	USD	2,100.00	Sep 2022	3	300	42,218	(258,641)
GSI	Alphabet, Inc., Class A	USD	2,100.00	Sep 2022	2	200	37,453	(172,428)
SFG	Alphabet, Inc., Class A	USD	2,450.00	Sep 2022	1	100	26,747	(58,385)
SFG	Alphabet, Inc., Class A	USD	2,500.00	Sep 2022	2	200	49,294	(109,664)
SFG	Alphabet, Inc., Class A	USD	2,550.00	Sep 2022	1	100	22,722	(51,399)
SFG	Alphabet, Inc., Class A	USD	2,600.00	Sep 2022	1	100	20,922	(48,091)
GSI	Alphabet, Inc., Class A	USD	3,200.00	Jan 2023	3	300	54,291	(74,329)
GSI	Alphabet, Inc., Class A	USD	3,300.00	Jan 2023	2	200	30,994	(43,073)
GSI	Alphabet, Inc., Class A	USD	3,400.00	Jan 2023	2	200	26,094	(37,350)
GSI	Alphabet, Inc., Class A	USD	3,500.00	Jan 2023	2	200	22,194	(32,321)
GSI	Alphabet, Inc., Class C	USD	1,760.00	Jan 2022	16	1,600	161,159	(1,855,917)
GSI	Alphabet, Inc., Class C	USD	1,780.00	Jan 2022	16	1,600	151,699	(1,824,309)
GSI	Alphabet, Inc., Class C	USD	1,800.00	Jan 2022	16	1,600	143,040	(1,792,722)
GSI	Alphabet, Inc., Class C	USD	1,980.00	Jun 2022	2	200	32,360	(194,103)
GSI	Alphabet, Inc., Class C	USD	1,980.00	Jun 2022	3	300	63,629	(291,155)
GSI	Alphabet, Inc., Class C	USD	2,000.00	Jun 2022	2	200	30,815	(190,410)
GSI	Alphabet, Inc., Class C	USD	2,000.00	Jun 2022	3	300	61,060	(285,615)
GSI	Alphabet, Inc., Class C	USD	2,100.00	Jun 2022	2	200	25,013	(172,194)
GSI	Alphabet, Inc., Class C	USD	2,100.00	Jun 2022	3	300	49,903	(258,290)
SFG	Alphabet, Inc., Class C	USD	2,550.00	Jun 2022	2	200	44,192	(98,151)
SFG	Alphabet, Inc., Class C	USD	2,600.00	Jun 2022	2	200	40,386	(91,049)
SFG	Alphabet, Inc., Class C	USD	2,650.00	Jun 2022	2	200	36,780	(84,230)
CSFB	Amazon.com, Inc.	USD	3,800.00	Jan 2022	2	200	66,229	(17,332)
CSFB	Amazon.com, Inc.	USD	3,800.00	Jan 2022	3	300	124,580	(25,999)
CSFB	Amazon.com, Inc.	USD	3,800.00	Jan 2022	3	300	103,625	(25,999)
CSFB	Amazon.com, Inc.	USD	3,900.00	Jan 2022	2	200	60,555	(12,822)
CSFB	Amazon.com, Inc.	USD	3,900.00	Jan 2022	2	200	76,676	(12,822)
CSFB	Amazon.com, Inc.	USD	3,900.00	Jan 2022	3	300	95,700	(19,233)
RBC	Amazon.com, Inc.	USD	3,900.00	Jan 2022	3	300	71,991	(19,233)
CITI	Amazon.com, Inc.	USD	4,000.00	Jan 2022	5	500	136,635	(23,526)
CSFB	Amazon.com, Inc.	USD	4,000.00	Jan 2022	2	200	55,372	(9,410)
CSFB	Amazon.com, Inc.	USD	4,000.00	Jan 2022	2	200	71,412	(9,410)
CSFB	Amazon.com, Inc.	USD	4,000.00	Jan 2022	3	300	88,463	(14,116)
RBC	Amazon.com, Inc.	USD	4,000.00	Jan 2022	3	300	65,391	(14,116)
CITI	Amazon.com, Inc.	USD	4,100.00	Jan 2022	4	400	100,668	(13,857)
RBC	Amazon.com, Inc.	USD	4,100.00	Jan 2022	3	300	59,091	(10,393)
CITI	Amazon.com, Inc.	USD	4,200.00	Jan 2022	4	400	92,508	(10,304)
RBC	Amazon.com, Inc.	USD	4,200.00	Jan 2022	3	300	53,481	(7,728)
CITI	Amazon.com, Inc.	USD	4,300.00	Jan 2022	5	500	106,535	(9,732)
RBC	Amazon.com, Inc.	USD	4,300.00	Jan 2022	2	200	32,794	(3,893)
CITI	Amazon.com, Inc.	USD	4,500.00	Jan 2023	2	200	57,156	(26,989)
CITI	Amazon.com, Inc.	USD	4,600.00	Jan 2023	2	200	52,293	(23,934)
CITI	Amazon.com, Inc.	USD	4,700.00	Jan 2023	2	200	47,862	(21,223)
CITI	Amazon.com, Inc.	USD	4,800.00	Jan 2023	2	200	43,788	(18,819)
CITI	Amazon.com, Inc.	USD	4,900.00	Jan 2023	1	100	20,032	(8,346)
CITI	Amazon.com, Inc.	USD	5,000.00	Jan 2023	1	100	18,330	(7,405)
CITI	Amazon.com, Inc.	USD	5,100.00	Jan 2023	1	100	16,783	(6,574)
CITI	Ameren Corp.	USD	90.00	Dec 2021	73	7,300	13,072	(13,448)
CITI	Ameren Corp.	USD	95.00	Dec 2021	73	7,300	5,707	(3,633)
The accompanying notes are an integral part of the financial statements.	22

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
JPM	American Electric Power Company, Inc.	USD	90.00	Jan 2022	215	21,500	$78,266	$(73,428)
JPM	American Electric Power Company, Inc.	USD	90.00	Jan 2022	37	3,700	13,274	(12,637)
JPM	American Electric Power Company, Inc.	USD	90.00	Jan 2022	23	2,300	7,946	(7,855)
JPM	American Electric Power Company, Inc.	USD	95.00	Jan 2022	216	21,600	47,632	(30,663)
JPM	American Electric Power Company, Inc.	USD	95.00	Jan 2022	73	7,300	16,507	(10,363)
JPM	American Electric Power Company, Inc.	USD	95.00	Jan 2022	47	4,700	9,837	(6,672)
JPM	American Electric Power Company, Inc.	USD	97.50	Jan 2022	105	10,500	10,256	(8,770)
JPM	American Electric Power Company, Inc.	USD	100.00	Jan 2022	105	10,500	6,345	(4,866)
CITI	American Tower Corp.	USD	210.00	Jan 2022	22	2,200	54,934	(181,644)
CITI	American Tower Corp.	USD	220.00	Jan 2022	22	2,200	43,934	(160,107)
CITI	American Tower Corp.	USD	230.00	Jan 2022	21	2,100	33,117	(132,545)
CITI	American Tower Corp.	USD	230.00	Jan 2022	7	700	16,242	(44,182)
CITI	American Tower Corp.	USD	240.00	Jan 2022	7	700	13,339	(37,575)
CITI	American Tower Corp.	USD	250.00	Jan 2022	7	700	10,645	(31,229)
CSFB	Bank of America Corp.	USD	30.00	Jan 2022	858	85,800	180,180	(1,020,367)
SFG	Bank of America Corp.	USD	30.00	Jan 2022	1,419	141,900	364,683	(1,687,530)
CSFB	Bank of America Corp.	USD	32.00	Jan 2022	435	43,500	106,662	(435,420)
CSFB	Bank of America Corp.	USD	35.00	Jan 2022	869	86,900	136,085	(637,381)
RBC	Bank of America Corp.	USD	37.00	Jan 2022	645	64,500	179,742	(368,064)
CSFB	Bank of America Corp.	USD	40.00	Jan 2022	188	18,800	64,223	(68,049)
JPM	Cisco Systems, Inc.	USD	45.00	Jan 2022	161	16,100	75,187	(228,766)
JPM	Cisco Systems, Inc.	USD	45.00	Jan 2022	86	8,600	39,302	(122,198)
JPM	Cisco Systems, Inc.	USD	45.00	Jan 2022	87	8,700	37,149	(123,619)
JPM	Cisco Systems, Inc.	USD	47.50	Jan 2022	161	16,100	57,477	(190,000)
JPM	Cisco Systems, Inc.	USD	47.50	Jan 2022	86	8,600	29,842	(101,491)
JPM	Cisco Systems, Inc.	USD	47.50	Jan 2022	87	8,700	28,449	(102,671)
JPM	Cisco Systems, Inc.	USD	50.00	Jan 2022	162	16,200	43,254	(153,477)
JPM	Cisco Systems, Inc.	USD	50.00	Jan 2022	86	8,600	22,532	(81,475)
JPM	Cisco Systems, Inc.	USD	50.00	Jan 2022	87	8,700	21,054	(82,423)
JPM	CME Group, Inc.	USD	220.00	Jan 2022	64	6,400	70,296	(22,094)
JPM	CME Group, Inc.	USD	230.00	Jan 2022	64	6,400	54,282	(11,544)
CSFB	Danaher Corp.	USD	250.00	Jan 2022	135	13,500	257,445	(1,039,349)
CSFB	Danaher Corp.	USD	270.00	Jan 2022	14	1,400	22,698	(82,225)
CSFB	Danaher Corp.	USD	280.00	Jan 2022	14	1,400	18,481	(70,130)
CSFB	Danaher Corp.	USD	280.00	Jan 2022	21	2,100	26,450	(105,195)
CSFB	Danaher Corp.	USD	290.00	Jan 2022	21	2,100	19,973	(88,032)
JPM	Danaher Corp.	USD	300.00	Jan 2022	62	6,200	61,393	(212,884)
JPM	Danaher Corp.	USD	300.00	Jan 2022	65	6,500	74,203	(223,184)
CITI	Exelon Corp.	USD	40.00	Jan 2022	54	5,400	26,028	(50,261)
CITI	Exelon Corp.	USD	40.00	Jan 2022	15	1,500	6,277	(13,961)
CITI	Exelon Corp.	USD	43.00	Jan 2022	54	5,400	17,928	(35,749)
CITI	Exelon Corp.	USD	43.00	Jan 2022	15	1,500	4,260	(9,930)
CITI	Exelon Corp.	USD	45.00	Jan 2022	54	5,400	13,446	(26,914)
CITI	Exelon Corp.	USD	45.00	Jan 2022	15	1,500	3,120	(7,476)
CITI	Exelon Corp.	USD	47.00	Jan 2022	323	32,300	54,949	(114,124)
CITI	Exelon Corp.	USD	47.00	Jan 2022	105	10,500	16,880	(37,099)
CITI	Exelon Corp.	USD	50.00	Jan 2022	105	10,500	8,192	(19,026)
JPM	Facebook, Inc., Class A	USD	340.00	Jan 2022	39	3,900	100,507	(201,640)
JPM	Facebook, Inc., Class A	USD	345.00	Jan 2022	39	3,900	94,196	(187,140)
JPM	Facebook, Inc., Class A	USD	380.00	Jan 2022	3	300	5,817	(7,845)
JPM	Facebook, Inc., Class A	USD	400.00	Jan 2022	170	17,000	365,959	(293,572)
JPM	Facebook, Inc., Class A	USD	400.00	Jan 2022	102	10,200	126,923	(176,143)
JPM	Facebook, Inc., Class A	USD	345.00	Sep 2022	21	2,100	81,770	(142,708)
JPM	Facebook, Inc., Class A	USD	360.00	Sep 2022	21	2,100	70,363	(124,255)
GSI	Fiserv, Inc.	USD	130.00	Jan 2022	42	4,200	21,432	(11,992)
GSI	Fiserv, Inc.	USD	135.00	Jan 2022	42	4,200	15,729	(7,869)
JPM	FleetCor Technologies, Inc.	USD	300.00	Jan 2022	16	1,600	31,952	(7,878)
JPM	FleetCor Technologies, Inc.	USD	310.00	Jan 2022	11	1,100	17,567	(3,492)
JPM	General Electric Company	USD	96.00	Jan 2022	67	6,700	82,321	(94,987)
JPM	General Electric Company	USD	96.00	Jan 2022	67	6,700	87,544	(94,987)
JPM	General Electric Company	USD	120.00	Jan 2022	67	6,700	44,834	(23,821)
JPM	General Electric Company	USD	120.00	Jan 2022	67	6,700	45,292	(23,821)
SFG	General Electric Company	USD	120.00	Jan 2022	269	26,900	234,349	(95,633)
GSI	Global Payments, Inc.	USD	230.00	Jan 2022	32	3,200	19,556	(1,630)
The accompanying notes are an integral part of the financial statements.	23

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
GSI	Global Payments, Inc.	USD	240.00	Jan 2022	32	3,200	$15,803	$(1,148)
CITI	Hilton Worldwide Holdings, Inc.	USD	125.00	Jan 2022	27	2,700	27,749	(26,589)
CITI	Hilton Worldwide Holdings, Inc.	USD	125.00	Jan 2022	13	1,300	12,761	(12,802)
CITI	Hilton Worldwide Holdings, Inc.	USD	125.00	Jan 2022	16	1,600	16,049	(15,756)
CITI	Hilton Worldwide Holdings, Inc.	USD	130.00	Jan 2022	27	2,700	23,346	(20,047)
CITI	Hilton Worldwide Holdings, Inc.	USD	130.00	Jan 2022	13	1,300	10,686	(9,652)
CITI	Hilton Worldwide Holdings, Inc.	USD	130.00	Jan 2022	16	1,600	13,428	(11,880)
CITI	Hilton Worldwide Holdings, Inc.	USD	130.00	Jan 2022	44	4,400	65,167	(32,669)
CITI	Hilton Worldwide Holdings, Inc.	USD	135.00	Jan 2022	44	4,400	57,627	(24,103)
GSI	Hilton Worldwide Holdings, Inc.	USD	135.00	Jan 2022	129	12,900	180,975	(70,666)
GSI	Hilton Worldwide Holdings, Inc.	USD	140.00	Jan 2022	129	12,900	155,872	(51,248)
JPM	Intercontinental Exchange, Inc.	USD	125.00	Jan 2022	53	5,300	16,822	(17,310)
JPM	Intercontinental Exchange, Inc.	USD	130.00	Jan 2022	54	5,400	32,895	(9,538)
JPM	Intercontinental Exchange, Inc.	USD	130.00	Jan 2022	53	5,300	10,625	(9,361)
JPM	Intercontinental Exchange, Inc.	USD	135.00	Jan 2022	54	5,400	24,616	(4,651)
SFG	Keurig Dr. Pepper, Inc.	USD	32.00	Dec 2021	328	32,800	71,504	(129,546)
JPM	Lockheed Martin Corp.	USD	340.00	Jan 2022	30	3,000	94,110	(88,165)
JPM	Lockheed Martin Corp.	USD	360.00	Jan 2022	30	3,000	68,610	(51,154)
JPM	Lockheed Martin Corp.	USD	375.00	Jan 2022	30	3,000	53,310	(31,346)
CSFB	Marriott International, Inc., Class A	USD	145.00	Jan 2022	50	5,000	61,467	(34,575)
CSFB	Marriott International, Inc., Class A	USD	145.00	Jan 2022	6	600	7,128	(4,149)
CSFB	Marriott International, Inc., Class A	USD	145.00	Jan 2022	30	3,000	38,225	(20,745)
CSFB	Marriott International, Inc., Class A	USD	150.00	Jan 2022	50	5,000	53,935	(26,533)
CSFB	Marriott International, Inc., Class A	USD	150.00	Jan 2022	6	600	6,290	(3,184)
CSFB	Marriott International, Inc., Class A	USD	150.00	Jan 2022	30	3,000	33,586	(15,920)
CSFB	Marriott International, Inc., Class A	USD	155.00	Jan 2022	42	4,200	47,675	(16,839)
CSFB	Marriott International, Inc., Class A	USD	160.00	Jan 2022	42	4,200	40,158	(12,535)
CSFB	Marriott International, Inc., Class A	USD	165.00	Jan 2022	33	3,300	55,888	(7,233)
CSFB	Marriott International, Inc., Class A	USD	170.00	Jan 2022	33	3,300	50,521	(5,250)
GSI	Marsh & McLennan Companies, Inc.	USD	150.00	Oct 2021	84	8,400	14,918	(68,241)
GSI	Marsh & McLennan Companies, Inc.	USD	155.00	Oct 2021	84	8,400	8,091	(38,488)
CITI	McDonald's Corp.	USD	210.00	Jan 2022	26	2,600	49,374	(78,727)
RBC	McDonald's Corp.	USD	210.00	Jan 2022	22	2,200	39,974	(66,615)
CITI	McDonald's Corp.	USD	220.00	Jan 2022	27	2,700	38,529	(59,301)
RBC	McDonald's Corp.	USD	220.00	Jan 2022	21	2,100	29,127	(46,123)
CITI	McDonald's Corp.	USD	230.00	Jan 2022	27	2,700	28,539	(39,618)
RBC	McDonald's Corp.	USD	230.00	Jan 2022	21	2,100	21,462	(30,814)
CSFB	Medtronic PLC	USD	115.00	Jan 2022	43	4,300	52,116	(85,061)
CSFB	Medtronic PLC	USD	125.00	Jan 2022	43	4,300	32,121	(50,134)
CSFB	Medtronic PLC	USD	130.00	Jan 2022	44	4,400	24,508	(36,677)
SFG	Microsoft Corp.	USD	250.00	Jan 2022	71	7,100	92,797	(393,349)
SFG	Microsoft Corp.	USD	255.00	Jan 2022	71	7,100	83,567	(361,277)
SFG	Microsoft Corp.	USD	260.00	Jan 2022	71	7,100	75,047	(329,767)
SFG	Microsoft Corp.	USD	265.00	Jan 2022	55	5,500	81,510	(231,551)
BOA	Microsoft Corp.	USD	270.00	Jan 2022	32	3,200	42,970	(121,169)
SFG	Microsoft Corp.	USD	270.00	Jan 2022	55	5,500	72,985	(208,259)
BOA	Microsoft Corp.	USD	275.00	Jan 2022	32	3,200	37,563	(108,098)
SFG	Microsoft Corp.	USD	275.00	Jan 2022	56	5,600	68,152	(189,171)
BOA	Microsoft Corp.	USD	280.00	Jan 2022	32	3,200	32,647	(95,592)
CITI	Microsoft Corp.	USD	280.00	Jan 2022	221	22,100	453,492	(660,180)
SFG	Microsoft Corp.	USD	300.00	Jan 2023	93	9,300	169,911	(338,117)
SFG	Microsoft Corp.	USD	300.00	Jan 2023	93	9,300	175,026	(338,117)
SFG	Microsoft Corp.	USD	320.00	Jan 2023	32	3,200	56,883	(87,444)
SFG	Microsoft Corp.	USD	320.00	Jan 2023	32	3,200	61,099	(87,444)
CITI	Microsoft Corp.	USD	330.00	Jan 2023	21	2,100	30,850	(49,388)
CITI	Microsoft Corp.	USD	330.00	Jan 2023	21	2,100	31,030	(49,388)
CITI	Microsoft Corp.	USD	330.00	Jan 2023	17	1,700	30,220	(39,981)
SFG	Microsoft Corp.	USD	330.00	Jan 2023	32	3,200	48,405	(75,258)
SFG	Microsoft Corp.	USD	330.00	Jan 2023	32	3,200	51,807	(75,258)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	21	2,100	26,073	(42,323)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	21	2,100	26,180	(42,323)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	17	1,700	25,631	(34,261)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	43	4,300	87,102	(86,661)
CITI	Microsoft Corp.	USD	340.00	Jan 2023	19	1,900	38,578	(38,292)
The accompanying notes are an integral part of the financial statements.	24

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
SFG	Microsoft Corp.	USD	340.00	Jan 2023	32	3,200	$41,247	$(64,492)
SFG	Microsoft Corp.	USD	340.00	Jan 2023	32	3,200	43,795	(64,492)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	21	2,100	21,927	(36,131)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	21	2,100	22,163	(36,131)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	17	1,700	21,637	(29,249)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	43	4,300	74,101	(73,983)
CITI	Microsoft Corp.	USD	350.00	Jan 2023	19	1,900	33,056	(32,690)
SFG	Microsoft Corp.	USD	350.00	Jan 2023	32	3,200	34,689	(55,057)
SFG	Microsoft Corp.	USD	350.00	Jan 2023	32	3,200	37,065	(55,057)
CITI	Microsoft Corp.	USD	360.00	Jan 2023	43	4,300	62,793	(62,957)
CITI	Microsoft Corp.	USD	360.00	Jan 2023	19	1,900	28,142	(27,818)
CITI	Mondelez International, Inc., Class A	USD	57.50	Jan 2022	89	8,900	42,008	(48,921)
CITI	Mondelez International, Inc., Class A	USD	60.00	Jan 2022	88	8,800	30,976	(32,351)
CITI	Mondelez International, Inc., Class A	USD	62.50	Jan 2022	88	8,800	17,336	(19,568)
CSFB	Northrop Grumman Corp.	USD	300.00	Jan 2022	16	1,600	44,272	(113,004)
CSFB	Northrop Grumman Corp.	USD	300.00	Jan 2022	18	1,800	48,546	(127,130)
CSFB	Northrop Grumman Corp.	USD	315.00	Jan 2022	16	1,600	32,912	(91,220)
CSFB	Northrop Grumman Corp.	USD	315.00	Jan 2022	19	1,900	41,173	(108,323)
CSFB	Northrop Grumman Corp.	USD	325.00	Jan 2022	16	1,600	28,112	(77,403)
CSFB	Northrop Grumman Corp.	USD	325.00	Jan 2022	18	1,800	32,706	(87,079)
JPM	NXP Semiconductors NV	USD	195.00	Jan 2022	27	2,700	47,606	(78,339)
JPM	NXP Semiconductors NV	USD	195.00	Jan 2022	27	2,700	52,314	(78,339)
JPM	NXP Semiconductors NV	USD	200.00	Jan 2022	27	2,700	44,441	(69,424)
JPM	NXP Semiconductors NV	USD	200.00	Jan 2022	27	2,700	47,232	(69,424)
JPM	NXP Semiconductors NV	USD	210.00	Jan 2022	27	2,700	37,817	(53,468)
JPM	NXP Semiconductors NV	USD	210.00	Jan 2022	27	2,700	40,310	(53,468)
SFG	PepsiCo, Inc.	USD	140.00	Jan 2022	43	4,300	48,891	(74,234)
SFG	PepsiCo, Inc.	USD	140.00	Jan 2022	48	4,800	52,176	(82,866)
SFG	PepsiCo, Inc.	USD	145.00	Jan 2022	43	4,300	39,216	(56,329)
SFG	PepsiCo, Inc.	USD	145.00	Jan 2022	48	4,800	41,136	(62,879)
SFG	PepsiCo, Inc.	USD	155.00	Jan 2022	43	4,300	23,306	(26,933)
SFG	PepsiCo, Inc.	USD	155.00	Jan 2022	47	4,700	23,594	(29,438)
JPM	Roper Technologies, Inc.	USD	490.00	Nov 2021	11	1,100	11,698	(17,417)
JPM	Roper Technologies, Inc.	USD	500.00	Nov 2021	11	1,100	6,689	(12,547)
CSFB	Ross Stores, Inc.	USD	130.00	Jan 2022	22	2,200	22,524	(8,049)
BOA	Ross Stores, Inc.	USD	135.00	Jan 2022	10	1,000	10,440	(2,471)
CSFB	Ross Stores, Inc.	USD	135.00	Jan 2022	22	2,200	20,530	(5,436)
BOA	Ross Stores, Inc.	USD	140.00	Jan 2022	10	1,000	8,654	(1,635)
JPM	Teledyne Technologies, Inc.	USD	410.00	Sep 2021	5	500	10,970	(26,873)
JPM	Teledyne Technologies, Inc.	USD	410.00	Sep 2021	5	500	11,654	(26,873)
JPM	Teledyne Technologies, Inc.	USD	420.00	Sep 2021	5	500	9,426	(21,985)
JPM	Teledyne Technologies, Inc.	USD	420.00	Sep 2021	5	500	9,863	(21,985)
JPM	Teledyne Technologies, Inc.	USD	470.00	Dec 2021	11	1,100	22,338	(23,797)
JPM	Teledyne Technologies, Inc.	USD	480.00	Dec 2021	11	1,100	18,834	(19,036)
CSFB	The Coca-Cola Company	USD	50.00	Jan 2022	129	12,900	53,060	(84,991)
CSFB	The Coca-Cola Company	USD	50.00	Jan 2022	176	17,600	54,912	(115,957)
CSFB	The Coca-Cola Company	USD	52.50	Jan 2022	129	12,900	38,767	(57,344)
CSFB	The Coca-Cola Company	USD	52.50	Jan 2022	176	17,600	39,072	(78,237)
CSFB	The Coca-Cola Company	USD	55.00	Jan 2022	129	12,900	27,591	(34,854)
CSFB	The Coca-Cola Company	USD	55.00	Jan 2022	176	17,600	27,632	(47,552)
CITI	The PNC Financial Services Group, Inc.	USD	175.00	Jan 2022	43	4,300	51,300	(92,738)
CITI	The PNC Financial Services Group, Inc.	USD	180.00	Jan 2022	43	4,300	43,851	(77,633)
CITI	The PNC Financial Services Group, Inc.	USD	180.00	Jan 2022	46	4,600	60,551	(83,049)
CITI	The PNC Financial Services Group, Inc.	USD	185.00	Jan 2022	43	4,300	37,477	(63,879)
CITI	The PNC Financial Services Group, Inc.	USD	185.00	Jan 2022	46	4,600	52,304	(68,336)
CITI	The PNC Financial Services Group, Inc.	USD	190.00	Jan 2022	46	4,600	44,989	(55,213)
CITI	The PNC Financial Services Group, Inc.	USD	195.00	Jan 2022	65	6,500	59,292	(61,943)
CITI	The PNC Financial Services Group, Inc.	USD	195.00	Jan 2022	64	6,400	58,161	(60,990)
CITI	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2022	65	6,500	49,569	(48,340)
CITI	The PNC Financial Services Group, Inc.	USD	200.00	Jan 2022	64	6,400	43,428	(47,596)
CITI	Thermo Fisher Scientific, Inc.	USD	560.00	Jan 2022	21	2,100	41,026	(64,037)
CITI	Thermo Fisher Scientific, Inc.	USD	580.00	Jan 2022	9	900	24,367	(19,478)
CITI	Thermo Fisher Scientific, Inc.	USD	580.00	Jan 2022	17	1,700	48,213	(36,792)
CITI	Thermo Fisher Scientific, Inc.	USD	580.00	Jan 2022	21	2,100	29,597	(45,449)
The accompanying notes are an integral part of the financial statements.	25

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Capital Appreciation Value Fund (continued)
Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
CITI	Thermo Fisher Scientific, Inc.	USD	600.00	Jan 2022	9	900	$20,136	$(13,556)
CITI	Thermo Fisher Scientific, Inc.	USD	600.00	Jan 2022	17	1,700	39,900	(25,605)
CITI	UnitedHealth Group, Inc.	USD	400.00	Jan 2022	21	2,100	50,565	(68,102)
CITI	UnitedHealth Group, Inc.	USD	410.00	Jan 2022	21	2,100	41,722	(55,613)
CITI	UnitedHealth Group, Inc.	USD	420.00	Jan 2022	21	2,100	38,214	(44,615)
CITI	UnitedHealth Group, Inc.	USD	460.00	Jan 2022	11	1,100	17,559	(7,939)
CITI	UnitedHealth Group, Inc.	USD	470.00	Jan 2022	11	1,100	14,363	(5,770)
JPM	Visa, Inc., Class A	USD	220.00	Jan 2022	63	6,300	88,326	(112,204)
CSFB	Visa, Inc., Class A	USD	225.00	Jan 2022	74	7,400	98,800	(108,996)
GSI	Visa, Inc., Class A	USD	225.00	Jan 2022	23	2,300	27,416	(33,877)
GSI	Visa, Inc., Class A	USD	225.00	Jan 2022	23	2,300	30,981	(33,877)
GSI	Visa, Inc., Class A	USD	225.00	Jan 2022	47	4,700	61,230	(69,227)
JPM	Visa, Inc., Class A	USD	225.00	Jan 2022	63	6,300	77,616	(92,794)
CSFB	Visa, Inc., Class A	USD	230.00	Jan 2022	74	7,400	87,382	(88,649)
GSI	Visa, Inc., Class A	USD	230.00	Jan 2022	23	2,300	23,506	(27,553)
GSI	Visa, Inc., Class A	USD	230.00	Jan 2022	23	2,300	26,956	(27,553)
GSI	Visa, Inc., Class A	USD	230.00	Jan 2022	47	4,700	54,779	(56,304)
JPM	Visa, Inc., Class A	USD	230.00	Jan 2022	63	6,300	67,851	(75,472)
CSFB	Visa, Inc., Class A	USD	235.00	Jan 2022	74	7,400	75,366	(70,866)
CSFB	Visa, Inc., Class A	USD	240.00	Jan 2022	44	4,400	55,185	(33,097)
CSFB	Visa, Inc., Class A	USD	245.00	Jan 2022	44	4,400	48,545	(25,543)
CSFB	Visa, Inc., Class A	USD	245.00	Jan 2022	50	5,000	52,348	(29,026)
CITI	Visa, Inc., Class A	USD	250.00	Jan 2022	144	14,400	122,943	(63,418)
CSFB	Visa, Inc., Class A	USD	250.00	Jan 2022	50	5,000	43,323	(22,020)
GSI	Visa, Inc., Class A	USD	250.00	Jan 2022	45	4,500	54,990	(19,818)
GSI	Visa, Inc., Class A	USD	250.00	Jan 2022	30	3,000	27,898	(13,212)
CSFB	Visa, Inc., Class A	USD	255.00	Jan 2022	21	2,100	17,711	(6,902)
CSFB	Visa, Inc., Class A	USD	255.00	Jan 2022	50	5,000	35,543	(16,433)
GSI	Visa, Inc., Class A	USD	255.00	Jan 2022	30	3,000	22,597	(9,860)
CSFB	Visa, Inc., Class A	USD	260.00	Jan 2022	21	2,100	14,900	(5,073)
GSI	Visa, Inc., Class A	USD	260.00	Jan 2022	45	4,500	42,165	(10,871)
CSFB	Visa, Inc., Class A	USD	265.00	Jan 2022	21	2,100	12,508	(3,678)
GSI	Visa, Inc., Class A	USD	270.00	Jan 2022	45	4,500	32,040	(5,649)
CSFB	Waste Management, Inc.	USD	115.00	Jan 2022	22	2,200	17,644	(88,620)
CSFB	Waste Management, Inc.	USD	115.00	Jan 2022	22	2,200	17,754	(88,620)
CSFB	Waste Management, Inc.	USD	120.00	Jan 2022	22	2,200	16,434	(78,011)
CSFB	Waste Management, Inc.	USD	120.00	Jan 2022	22	2,200	15,994	(78,011)
CSFB	Waste Management, Inc.	USD	130.00	Jan 2022	22	2,200	9,174	(57,280)
CSFB	Waste Management, Inc.	USD	130.00	Jan 2022	22	2,200	8,294	(57,280)
JPM	Yum! Brands, Inc.	USD	105.00	Jan 2022	24	2,400	26,928	(64,600)
JPM	Yum! Brands, Inc.	USD	110.00	Jan 2022	24	2,400	21,288	(53,553)
JPM	Yum! Brands, Inc.	USD	120.00	Jan 2022	75	7,500	32,128	(103,963)
JPM	Yum! Brands, Inc.	USD	120.00	Jan 2022	46	4,600	21,022	(63,764)
JPM	Yum! Brands, Inc.	USD	120.00	Jan 2022	19	1,900	8,683	(26,337)
JPM	Yum! Brands, Inc.	USD	120.00	Jan 2022	67	6,700	31,959	(92,874)
JPM	Yum! Brands, Inc.	USD	125.00	Jan 2022	86	8,600	27,692	(88,056)
							$14,791,701	$(30,662,491)
Derivatives Currency Abbreviations
USD	U.S. Dollar
Derivatives Abbreviations
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
CSFB	Credit Suisse First Boston International
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
RBC	Royal Bank of Canada
SFG	Susquehanna Financial Group, LLLP
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	26

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund
	Shares or Principal Amount	Value
U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 58.5%
U.S. Government – 35.7%
U.S. Treasury Bonds
1.125%, 05/15/2040 to 08/15/2040	$42,924,000	$38,228,492
1.375%, 11/15/2040 to 08/15/2050	31,706,000	28,605,351
1.625%, 11/15/2050	5,647,000	5,254,136
1.750%, 08/15/2041	23,029,000	22,665,574
1.875%, 02/15/2041	16,664,000	16,791,584
2.000%, 08/15/2051	10,497,000	10,683,978
2.250%, 05/15/2041	11,545,000	12,353,150
2.375%, 05/15/2051	7,095,000	7,835,541
2.500%, 02/15/2045	9,057,000	10,089,710
U.S. Treasury Notes
0.125%, 05/31/2022 to 01/15/2024	112,741,000	112,582,517
0.250%, 08/31/2025 to 10/31/2025	46,145,000	45,405,405
0.375%, 04/15/2024 to 01/31/2026	109,177,000	108,461,416
0.500%, 02/28/2026 to 08/31/2027	31,342,000	30,672,273
0.625%, 07/31/2026	10,520,000	10,447,675
0.750%, 05/31/2026 to 01/31/2028	45,533,000	45,453,670
0.875%, 06/30/2026	10,118,000	10,174,123
1.000%, 07/31/2028	2,760,000	2,746,200
1.125%, 08/31/2028	11,493,000	11,523,528
1.250%, 08/15/2031	18,138,000	18,044,476
1.500%, 11/30/2024	17,540,000	18,131,290
1.750%, 11/30/2021 to 02/28/2022	2,746,000	2,759,099
1.875%, 02/28/2022	30,508,000	30,784,479
2.000%, 02/15/2022	23,544,000	23,751,849
2.125%, 05/15/2025	13,546,000	14,320,133
		637,765,649
U.S. Government Agency – 22.8%
Federal Home Loan Mortgage Corp.
2.000%, 12/01/2050	2,812,894	2,862,329
2.500%, 01/01/2036	8,181,108	8,667,583
2.820%, (12 month LIBOR + 1.641%), 05/01/2049 (A)	1,530,620	1,583,162
3.500%, 04/01/2049	1,673,421	1,819,599
4.000%, 01/01/2035 to 07/01/2049	7,831,798	8,533,932
4.500%, 06/01/2039 to 07/01/2039	111,182	123,941
5.000%, 05/01/2048 to 03/01/2049	6,650,641	7,511,301
Federal National Mortgage Association
2.000%, TBA (B)	47,700,000	48,735,283
2.000%, 05/01/2031 to 04/01/2051	13,363,194	13,779,318
2.500%, TBA (B)	78,800,000	81,750,907
2.500%, 12/01/2035 to 10/01/2050	32,987,693	34,736,743
2.500%, 06/01/2036 (B)	3,355,709	3,562,591
2.688%, (12 month LIBOR + 1.578%), 06/01/2045 (A)	1,217,006	1,260,425
2.691%, (12 month LIBOR + 1.586%), 01/01/2046 (A)	3,881,227	4,030,598
3.000%, 01/01/2043 to 07/01/2060	28,462,214	30,457,255
4.000%, 09/01/2033 to 08/01/2059	24,996,565	27,755,099
4.500%, 05/01/2034 to 04/01/2050	28,722,783	32,255,663
5.000%, 07/01/2044 to 11/01/2049	16,346,287	18,388,159
5.500%, 12/01/2048 to 06/01/2049	7,324,679	8,428,128
Government National Mortgage Association
2.500%, TBA (B)	8,800,000	9,125,340
2.500%, 06/20/2051 to 07/20/2051	30,412,928	31,572,298
3.500%, 01/20/2048	1,189,243	1,290,552
4.000%, 03/20/2048 to 07/20/2049	5,586,896	6,114,863
4.500%, 08/15/2047 to 05/20/2049	5,383,986	5,842,079
5.000%, 12/20/2039 to 03/20/2049	16,279,497	17,666,099
		407,853,247
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $1,042,499,538)		$1,045,618,896
Core Bond Fund (continued)
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 1.1%
Chile – 0.1%
Republic of Chile 2.550%, 07/27/2033	$933,000	$949,523
Colombia – 0.0%
Republic of Colombia
3.250%, 04/22/2032	448,000	437,185
3.875%, 02/15/2061	377,000	329,849
		767,034
Italy – 0.1%
Republic of Italy 3.875%, 05/06/2051	798,000	896,459
Japan – 0.1%
Japan Bank for International Cooperation 1.750%, 10/17/2024	1,576,000	1,631,320
Mexico – 0.4%
Government of Mexico
3.750%, 04/19/2071	1,538,000	1,440,122
3.771%, 05/24/2061	326,000	310,821
4.280%, 08/14/2041	2,226,000	2,381,686
4.500%, 04/22/2029	2,291,000	2,621,225
4.750%, 03/08/2044	400,000	450,196
		7,204,050
Paraguay – 0.1%
Republic of Paraguay
2.739%, 01/29/2033 (C)	501,000	495,239
5.400%, 03/30/2050 (C)	944,000	1,127,136
		1,622,375
Peru – 0.3%
Republic of Peru
2.392%, 01/23/2026	1,151,000	1,190,284
2.783%, 01/23/2031	3,742,000	3,822,790
3.300%, 03/11/2041	983,000	995,337
		6,008,411
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $18,548,657)		$19,079,172
CORPORATE BONDS – 29.6%
Communication services – 2.3%
AT&T, Inc.
2.250%, 02/01/2032	1,276,000	1,268,006
3.100%, 02/01/2043	278,000	275,394
3.500%, 06/01/2041	588,000	619,571
3.500%, 09/15/2053 (C)	2,359,000	2,423,177
3.550%, 09/15/2055 (C)	576,000	589,391
3.800%, 12/01/2057 (C)	1,054,000	1,121,026
3.850%, 06/01/2060	852,000	908,596
Charter Communications Operating LLC
3.500%, 06/01/2041	747,000	755,189
3.900%, 06/01/2052	1,164,000	1,201,644
4.400%, 12/01/2061	487,000	533,610
4.464%, 07/23/2022	526,000	541,206
4.800%, 03/01/2050	1,080,000	1,261,354
Comcast Corp.
1.500%, 02/15/2031	1,428,000	1,369,120
3.750%, 04/01/2040	1,111,000	1,275,681
Discovery Communications LLC
4.000%, 09/15/2055	680,000	727,989
4.650%, 05/15/2050	176,000	208,821
Netflix, Inc.
3.625%, 06/15/2025 (C)	981,000	1,052,123
5.875%, 11/15/2028	1,054,000	1,306,960
Telefonica Emisiones SA 5.520%, 03/01/2049	445,000	586,910

The accompanying notes are an integral part of the financial statements.	27

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
T-Mobile USA, Inc.
2.250%, 02/15/2026	$1,274,000	$1,301,073
2.250%, 02/15/2026 (C)	6,408,000	6,544,170
2.875%, 02/15/2031	967,000	993,593
3.375%, 04/15/2029 (C)	3,047,000	3,219,338
3.500%, 04/15/2031 (C)	2,438,000	2,595,861
Verizon Communications, Inc.
2.550%, 03/21/2031	526,000	543,328
2.650%, 11/20/2040	2,311,000	2,242,219
2.875%, 11/20/2050	444,000	427,736
3.400%, 03/22/2041	1,111,000	1,190,314
3.550%, 03/22/2051	1,291,000	1,402,672
3.700%, 03/22/2061	807,000	887,306
4.329%, 09/21/2028	382,000	446,055
ViacomCBS, Inc.
4.200%, 05/19/2032	60,000	69,260
4.600%, 01/15/2045	110,000	132,564
4.950%, 01/15/2031 to 05/19/2050	840,000	1,048,564
5.850%, 09/01/2043	207,000	285,878
		41,355,699
Consumer discretionary – 2.2%
Advance Auto Parts, Inc. 3.900%, 04/15/2030	1,390,000	1,547,199
Amazon.com, Inc.
1.000%, 05/12/2026	3,758,000	3,778,201
1.650%, 05/12/2028	1,693,000	1,724,150
2.100%, 05/12/2031	2,643,000	2,709,947
2.700%, 06/03/2060	256,000	249,114
3.100%, 05/12/2051	1,336,000	1,439,319
3.250%, 05/12/2061	571,000	623,395
AutoNation, Inc.
1.950%, 08/01/2028	821,000	816,226
2.400%, 08/01/2031	1,150,000	1,136,290
Ford Motor Company 4.750%, 01/15/2043	450,000	485,438
Ford Motor Credit Company LLC
2.700%, 08/10/2026	2,134,000	2,154,700
3.625%, 06/17/2031	2,477,000	2,551,310
4.000%, 11/13/2030	836,000	881,980
General Motors Company 5.400%, 04/01/2048	319,000	404,046
Hyundai Capital America
0.800%, 01/08/2024 (C)	1,743,000	1,736,833
1.250%, 09/18/2023 (C)	858,000	865,793
1.300%, 01/08/2026 (C)	1,712,000	1,693,787
1.800%, 10/15/2025 (C)	1,372,000	1,388,979
2.000%, 06/15/2028 (C)	834,000	830,358
Marriott International, Inc.
2.850%, 04/15/2031	2,476,000	2,525,946
5.750%, 05/01/2025	554,000	636,452
Sodexo, Inc. 1.634%, 04/16/2026 (C)	1,531,000	1,551,842
Starbucks Corp.
1.300%, 05/07/2022	700,000	704,574
3.350%, 03/12/2050	860,000	919,939
3.500%, 11/15/2050	1,097,000	1,202,381
The Home Depot, Inc.
2.375%, 03/15/2051	613,000	574,156
3.125%, 12/15/2049	1,071,000	1,148,434
3.300%, 04/15/2040	228,000	252,722
The Trustees of the University of Pennsylvania 3.610%, 02/15/2119	954,000	1,111,457
Yale University
0.873%, 04/15/2025	985,000	992,877
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Yale University (continued)
1.482%, 04/15/2030	$844,000	$836,942
		39,474,787
Consumer staples – 1.5%
Altria Group, Inc.
2.350%, 05/06/2025	239,000	249,297
2.450%, 02/04/2032	649,000	634,314
3.400%, 02/04/2041	1,780,000	1,711,090
3.700%, 02/04/2051	585,000	567,967
3.875%, 09/16/2046	1,142,000	1,153,131
4.000%, 02/04/2061	153,000	150,203
Anheuser-Busch Companies LLC
4.700%, 02/01/2036	1,558,000	1,920,691
4.900%, 02/01/2046	1,398,000	1,783,763
Anheuser-Busch InBev Worldwide, Inc.
3.750%, 07/15/2042	503,000	553,554
4.375%, 04/15/2038	1,637,000	1,953,527
4.600%, 04/15/2048	821,000	1,009,592
BAT Capital Corp.
2.259%, 03/25/2028	295,000	296,423
2.726%, 03/25/2031	2,580,000	2,571,392
4.906%, 04/02/2030	301,000	349,080
Bunge, Ltd. Finance Corp.
1.630%, 08/17/2025	959,000	974,153
2.750%, 05/14/2031	3,424,000	3,516,232
3.750%, 09/25/2027	2,788,000	3,097,382
Molson Coors Beverage Company 4.200%, 07/15/2046	1,912,000	2,160,447
The Estee Lauder Companies, Inc. 1.950%, 03/15/2031	1,656,000	1,678,783
Walmart, Inc. 3.050%, 07/08/2026	517,000	566,122
		26,897,143
Energy – 1.7%
Aker BP ASA 4.000%, 01/15/2031 (C)	812,000	893,923
BP Capital Markets America, Inc. 3.379%, 02/08/2061	1,288,000	1,340,440
Devon Energy Corp.
4.750%, 05/15/2042	291,000	334,215
5.000%, 06/15/2045	1,018,000	1,204,598
5.250%, 09/15/2024 (C)	416,000	461,685
5.600%, 07/15/2041	141,000	176,295
Diamondback Energy, Inc. 4.400%, 03/24/2051	471,000	539,733
Enable Midstream Partners LP
3.900%, 05/15/2024	156,000	165,859
4.150%, 09/15/2029	647,000	708,643
4.400%, 03/15/2027	1,091,000	1,213,565
4.950%, 05/15/2028	1,850,000	2,104,865
Energy Transfer LP
5.150%, 03/15/2045	281,000	326,139
5.300%, 04/15/2047	172,000	203,441
5.350%, 05/15/2045	422,000	500,722
6.000%, 06/15/2048	225,000	287,480
6.050%, 06/01/2041	256,000	321,918
6.100%, 02/15/2042	287,000	359,386
6.125%, 12/15/2045	492,000	632,630
Equinor ASA 3.250%, 11/18/2049	405,000	438,027
Galaxy Pipeline Assets Bidco, Ltd.
1.750%, 09/30/2027 (C)	1,731,000	1,758,201
2.160%, 03/31/2034 (C)	1,292,000	1,285,902
2.625%, 03/31/2036 (C)	817,000	816,149
2.940%, 09/30/2040 (C)	497,000	504,795

The accompanying notes are an integral part of the financial statements.	28

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Lundin Energy Finance BV
2.000%, 07/15/2026 (C)	$2,922,000	$2,944,709
3.100%, 07/15/2031 (C)	2,199,000	2,231,181
Marathon Oil Corp. 5.200%, 06/01/2045	354,000	428,044
Oleoducto Central SA 4.000%, 07/14/2027 (C)	654,000	675,255
Petroleos del Peru SA 5.625%, 06/19/2047 (C)	874,000	911,586
Petroleos Mexicanos
2.378%, 04/15/2025	350,000	361,455
2.460%, 12/15/2025	1,530,450	1,592,851
Phillips 66 3.900%, 03/15/2028	41,000	46,052
Pioneer Natural Resources Company 1.900%, 08/15/2030	1,477,000	1,425,404
Qatar Petroleum
2.250%, 07/12/2031 (C)	1,423,000	1,434,902
3.125%, 07/12/2041 (C)	411,000	422,931
3.300%, 07/12/2051 (C)	1,047,000	1,081,342
		30,134,323
Financials – 9.2%
Alleghany Corp. 3.250%, 08/15/2051	832,000	850,980
American International Group, Inc.
3.400%, 06/30/2030	1,240,000	1,363,770
4.375%, 06/30/2050	734,000	919,689
Antares Holdings LP 3.950%, 07/15/2026 (C)	502,000	536,392
ANZ New Zealand International, Ltd. 1.250%, 06/22/2026 (C)	1,695,000	1,701,601
Assured Guaranty US Holdings, Inc.
3.150%, 06/15/2031	852,000	900,197
3.600%, 09/15/2051	556,000	574,343
Athene Global Funding
1.985%, 08/19/2028 (C)	1,668,000	1,661,430
2.500%, 03/24/2028 (C)	2,220,000	2,295,857
Athene Holding, Ltd.
3.500%, 01/15/2031	416,000	452,620
4.125%, 01/12/2028	782,000	878,406
Bank of America Corp. 3.500%, 04/19/2026	281,000	309,392
Bank of America Corp. (0.976% to 4-22-24, then SOFR + 0.690%) 04/22/2025	2,989,000	3,005,875
Bank of America Corp. (1.197% to 10-24-25, then SOFR + 1.010%) 10/24/2026	4,206,000	4,188,420
Bank of America Corp. (1.319% to 6-19-25, then SOFR + 1.150%) 06/19/2026	2,486,000	2,494,270
Bank of America Corp. (1.658% to 3-11-26, then SOFR + 0.910%) 03/11/2027	5,559,000	5,620,049
Bank of America Corp. (1.734% to 7-22-26, then SOFR + 0.960%) 07/22/2027	6,015,000	6,095,271
Bank of America Corp. (1.898% to 7-23-30, then SOFR + 1.530%) 07/23/2031	1,094,000	1,071,545
Bank of America Corp. (1.922% to 10-24-30, then SOFR + 1.370%) 10/24/2031	922,000	903,203
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Bank of America Corp. (2.015% to 2-13-25, then 3 month LIBOR + 0.640%) 02/13/2026	$281,000	$289,391
Bank of America Corp. (2.456% to 10-22-24, then 3 month LIBOR + 0.870%) 10/22/2025	1,527,000	1,598,557
Bank of America Corp. (2.496% to 2-13-30, then 3 month LIBOR + 0.990%) 02/13/2031	1,549,000	1,592,808
Bank of America Corp. (2.592% to 4-29-30, then SOFR + 2.150%) 04/29/2031	1,780,000	1,842,703
Bank of America Corp. (2.687% to 4-22-31, then SOFR + 1.320%) 04/22/2032	5,438,000	5,651,503
Bank of America Corp. (3.004% to 12-20-22, then 3 month LIBOR + 0.790%) 12/20/2023	2,191,000	2,262,208
Bank of America Corp. (3.311% to 4-22-41, then SOFR + 1.580%) 04/22/2042	1,189,000	1,281,994
Bank of America Corp. (3.483% to 3-13-51, then SOFR + 1.650%) 03/13/2052	545,000	604,480
Bank of America Corp. (3.559% to 4-23-26, then 3 month LIBOR + 1.060%) 04/23/2027	1,361,000	1,492,956
Barclays PLC (1.007% to 12-10-23, then 1 Year CMT + 0.800%) 12/10/2024	2,273,000	2,283,159
Blackstone Holdings Finance Company LLC
1.625%, 08/05/2028 (C)	828,000	819,406
2.850%, 08/05/2051 (C)	994,000	984,113
Brighthouse Financial, Inc. 4.700%, 06/22/2047	843,000	955,581
Credit Suisse AG 1.250%, 08/07/2026	4,233,000	4,210,166
Credit Suisse Group AG (3.091% to 5-14-31, then SOFR + 1.730%) 05/14/2032 (C)	1,494,000	1,558,359
Deutsche Bank AG 0.898%, 05/28/2024	1,443,000	1,443,571
Deutsche Bank AG (3.035% to 5-28-31, then SOFR + 1.718%) 05/28/2032	883,000	910,892
Deutsche Bank AG (3.729% to 1-14-31, then SOFR + 2.757%) 01/14/2032	718,000	740,557
DNB Bank ASA (1.535% to 5-25-26, then 1 Year CMT + 0.720%) 05/25/2027 (C)	1,481,000	1,489,391
Enstar Group, Ltd. 3.100%, 09/01/2031	1,389,000	1,386,648
FS KKR Capital Corp.
2.625%, 01/15/2027	821,000	820,983
3.400%, 01/15/2026	2,190,000	2,284,740
GE Capital Funding LLC
3.450%, 05/15/2025	682,000	739,379
4.400%, 05/15/2030	1,008,000	1,180,818
GE Capital International Funding Company 4.418%, 11/15/2035	2,429,000	2,948,345
JPMorgan Chase & Co. (0.824% to 6-1-24, then SOFR + 0.540%) 06/01/2025	2,528,000	2,532,347
JPMorgan Chase & Co. (1.040% to 2-4-26, then SOFR + 0.695%) 02/04/2027	5,519,000	5,449,523

The accompanying notes are an integral part of the financial statements.	29

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
JPMorgan Chase & Co. (1.045% to 11-19-25, then SOFR + 0.800%) 11/19/2026	$3,078,000	$3,050,929
JPMorgan Chase & Co. (2.069% to 6-1-28, then SOFR + 1.015%) 06/01/2029	2,750,000	2,788,530
JPMorgan Chase & Co. (2.083% to 4-22-25, then SOFR + 1.850%) 04/22/2026	2,414,000	2,492,967
JPMorgan Chase & Co. (2.182% to 6-1-27, then SOFR + 1.890%) 06/01/2028	1,690,000	1,742,846
JPMorgan Chase & Co. (3.328% to 4-22-51, then SOFR + 1.580%) 04/22/2052	1,685,000	1,833,210
Macquarie Group, Ltd. (1.629% to 9-23-26, then SOFR + 0.910%) 09/23/2027 (C)	2,466,000	2,476,624
Mitsubishi UFJ Financial Group, Inc. (0.953% to 7-19-24, then 1 Year CMT + 0.550%) 07/19/2025	3,324,000	3,336,171
Mitsubishi UFJ Financial Group, Inc. (1.538% to 7-20-26, then 1 Year CMT + 0.750%) 07/20/2027	3,284,000	3,304,949
Mitsubishi UFJ Financial Group, Inc. (2.309% to 7-20-31, then 1 Year CMT + 0.950%) 07/20/2032	1,717,000	1,732,351
Morgan Stanley (0.790% to 5-30-24, then SOFR + 0.525%) 05/30/2025	5,753,000	5,740,418
Morgan Stanley (0.791% to 1-22-24, then SOFR + 0.509%) 01/22/2025	6,825,000	6,837,998
Morgan Stanley (0.864% to 10-21-24, then SOFR + 0.745%) 10/21/2025	1,989,000	1,988,697
Morgan Stanley (0.985% to 12-10-25, then SOFR + 0.720%) 12/10/2026	2,808,000	2,773,969
Morgan Stanley (1.512% to 7-20-26, then SOFR + 0.858%) 07/20/2027	4,096,000	4,112,283
Morgan Stanley (2.239% to 7-21-31, then SOFR + 1.178%) 07/21/2032	1,637,000	1,641,322
Nomura Holdings, Inc.
1.653%, 07/14/2026	2,804,000	2,806,633
2.172%, 07/14/2028	2,251,000	2,250,640
2.608%, 07/14/2031	1,247,000	1,260,006
NTT Finance Corp. 1.162%, 04/03/2026 (C)	2,808,000	2,806,487
Oaktree Specialty Lending Corp. 2.700%, 01/15/2027	863,000	871,657
Owl Rock Capital Corp.
2.875%, 06/11/2028	576,000	579,301
3.400%, 07/15/2026	2,393,000	2,504,227
Pricoa Global Funding I 1.200%, 09/01/2026 (C)	2,521,000	2,519,565
SBL Holdings, Inc. 5.000%, 02/18/2031 (C)	1,909,000	2,053,250
Societe Generale SA (2.889% to 6-9-31, then 1 Year CMT + 1.300%) 06/09/2032 (C)	1,315,000	1,341,040
Societe Generale SA (3.653% to 7-8-30, then 5 Year CMT + 3.000%) 07/08/2035 (C)	1,122,000	1,173,619
Svensk Exportkredit AB 0.750%, 04/06/2023	2,422,000	2,441,885
The Andrew W. Mellon Foundation 0.947%, 08/01/2027	672,000	663,127
The Goldman Sachs Group, Inc. (0.657% to 9-10-23, then SOFR + 0.505%) 09/10/2024	4,110,000	4,107,120
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
The Goldman Sachs Group, Inc. (1.542% to 9-10-26, then SOFR + 0.818%) 09/10/2027	$2,740,000	$2,752,864
The Goldman Sachs Group, Inc. (2.383% to 7-21-31, then SOFR + 1.248%) 07/21/2032	1,910,000	1,930,955
Trust Fibra Uno
5.250%, 01/30/2026 (C)	880,000	985,996
6.390%, 01/15/2050 (C)	682,000	828,835
		164,908,359
Health care – 3.2%
AbbVie, Inc.
2.300%, 11/21/2022	1,718,000	1,757,069
3.200%, 11/21/2029	277,000	302,767
3.750%, 11/14/2023	156,000	166,480
4.050%, 11/21/2039	638,000	749,628
4.250%, 11/21/2049	543,000	658,706
4.300%, 05/14/2036	399,000	475,841
4.400%, 11/06/2042	141,000	171,527
4.450%, 05/14/2046	405,000	495,922
Aetna, Inc. 3.875%, 08/15/2047	436,000	494,879
Amgen, Inc.
1.650%, 08/15/2028	2,216,000	2,209,768
3.000%, 01/15/2052	388,000	388,368
Astrazeneca Finance LLC
1.200%, 05/28/2026	1,127,000	1,132,959
1.750%, 05/28/2028	1,943,000	1,973,476
AstraZeneca PLC 3.000%, 05/28/2051	562,000	597,679
Biogen, Inc. 3.150%, 05/01/2050	551,000	544,511
Bristol-Myers Squibb Company 2.550%, 11/13/2050	1,707,000	1,659,302
Centene Corp. 2.450%, 07/15/2028	2,322,000	2,355,582
CVS Health Corp.
2.700%, 08/21/2040	869,000	853,339
3.000%, 08/15/2026	593,000	640,171
3.700%, 03/09/2023	205,000	214,561
4.300%, 03/25/2028	429,000	493,947
4.780%, 03/25/2038	866,000	1,077,719
5.050%, 03/25/2048	1,043,000	1,380,584
DH Europe Finance II Sarl
2.050%, 11/15/2022	877,000	895,720
2.200%, 11/15/2024	1,510,000	1,576,174
2.600%, 11/15/2029	1,119,000	1,178,271
Gilead Sciences, Inc.
2.600%, 10/01/2040	953,000	929,078
2.800%, 10/01/2050	1,229,000	1,193,932
4.000%, 09/01/2036	492,000	575,977
HCA, Inc.
5.375%, 02/01/2025	3,543,000	3,990,304
5.875%, 02/01/2029	383,000	464,388
Humana, Inc. 1.350%, 02/03/2027	1,905,000	1,898,003
Pfizer, Inc.
2.550%, 05/28/2040	1,915,000	1,949,948
2.700%, 05/28/2050	391,000	396,213
2.800%, 03/11/2022	529,000	536,315
Regeneron Pharmaceuticals, Inc.
1.750%, 09/15/2030	1,828,000	1,758,380
2.800%, 09/15/2050	680,000	643,520
Royalty Pharma PLC 3.350%, 09/02/2051	768,000	745,221

The accompanying notes are an integral part of the financial statements.	30

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Health care (continued)
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/2023	$1,144,000	$1,194,528
STERIS Irish FinCo Unlimited Company 3.750%, 03/15/2051	1,595,000	1,747,082
Takeda Pharmaceutical Company, Ltd.
2.050%, 03/31/2030	2,124,000	2,118,101
3.175%, 07/09/2050	1,912,000	1,979,786
4.400%, 11/26/2023	1,047,000	1,130,826
Thermo Fisher Scientific, Inc.
1.750%, 10/15/2028	1,884,000	1,901,058
2.000%, 10/15/2031	1,776,000	1,773,188
2.800%, 10/15/2041	440,000	449,615
4.497%, 03/25/2030	782,000	933,174
UnitedHealth Group, Inc.
2.300%, 05/15/2031	1,451,000	1,502,586
2.750%, 05/15/2040	422,000	433,763
2.900%, 05/15/2050	416,000	430,607
3.050%, 05/15/2041	287,000	304,437
3.250%, 05/15/2051	1,383,000	1,515,135
		56,940,115
Industrials – 1.9%
Adani International Container Terminal Private, Ltd. 3.000%, 02/16/2031 (C)	500,000	490,605
Adani Ports & Special Economic Zone, Ltd. 4.200%, 08/04/2027 (C)	1,054,000	1,118,470
Crowley Conro LLC 4.181%, 08/15/2043	803,658	950,835
DAE Funding LLC
1.550%, 08/01/2024 (C)	2,798,000	2,792,404
2.625%, 03/20/2025 (C)	929,000	947,234
Delta Air Lines, Inc.
4.500%, 10/20/2025 (C)	2,235,000	2,397,038
4.750%, 10/20/2028 (C)	3,245,000	3,618,164
GXO Logistics, Inc.
1.650%, 07/15/2026 (C)	1,479,000	1,480,819
2.650%, 07/15/2031 (C)	236,000	239,488
Howmet Aerospace, Inc. 3.000%, 01/15/2029 (B)	1,630,000	1,662,600
John Deere Capital Corp.
0.550%, 07/05/2022	1,688,000	1,692,987
1.200%, 04/06/2023	1,300,000	1,318,520
Northrop Grumman Corp. 3.250%, 08/01/2023 to 01/15/2028	2,601,000	2,778,931
Rockwell Automation, Inc. 0.350%, 08/15/2023	826,000	826,189
The Boeing Company
2.196%, 02/04/2026	2,086,000	2,093,848
3.250%, 02/01/2028 to 02/01/2035	1,856,000	1,957,241
3.625%, 02/01/2031	1,187,000	1,287,330
3.750%, 02/01/2050	1,206,000	1,248,401
5.150%, 05/01/2030	551,000	651,923
5.705%, 05/01/2040	335,000	433,845
5.805%, 05/01/2050	370,000	502,536
Union Pacific Corp.
2.150%, 02/05/2027	872,000	908,402
2.400%, 02/05/2030	1,080,000	1,119,625
2.950%, 03/01/2022	979,000	992,215
3.150%, 03/01/2024	467,000	496,757
		34,006,407
Information technology – 2.8%
Apple, Inc.
1.400%, 08/05/2028	2,209,000	2,202,798
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Information technology (continued)
Apple, Inc. (continued)
1.700%, 08/05/2031	$1,657,000	$1,639,978
2.375%, 02/08/2041	551,000	540,827
2.550%, 08/20/2060	1,291,000	1,214,485
2.650%, 05/11/2050 to 02/08/2051	2,736,000	2,710,315
2.700%, 08/05/2051	994,000	989,659
2.800%, 02/08/2061	551,000	550,747
2.850%, 08/05/2061	552,000	551,031
Broadcom Corp. 3.875%, 01/15/2027	416,000	459,060
Broadcom, Inc.
2.450%, 02/15/2031 (C)	962,000	953,357
3.150%, 11/15/2025	720,000	771,014
3.419%, 04/15/2033 (C)	2,947,000	3,127,084
3.469%, 04/15/2034 (C)	1,420,000	1,503,364
4.150%, 11/15/2030	978,000	1,100,024
Dell International LLC
4.900%, 10/01/2026	281,000	325,181
6.100%, 07/15/2027	560,000	690,613
8.350%, 07/15/2046	590,000	968,287
HP, Inc. 2.200%, 06/17/2025	1,771,000	1,836,737
Intel Corp.
1.600%, 08/12/2028	1,387,000	1,395,226
2.000%, 08/12/2031	2,164,000	2,176,708
2.800%, 08/12/2041	888,000	900,639
3.050%, 08/12/2051	1,115,000	1,149,489
3.200%, 08/12/2061	777,000	805,378
KLA Corp. 3.300%, 03/01/2050	748,000	817,303
Microsoft Corp. 2.921%, 03/17/2052	557,000	598,974
NXP BV
3.150%, 05/01/2027 (C)	548,000	588,837
3.250%, 05/11/2041 (C)	602,000	645,936
3.875%, 06/18/2026 (C)	2,201,000	2,438,642
Oracle Corp.
2.300%, 03/25/2028	599,000	618,950
2.800%, 04/01/2027	1,681,000	1,793,393
2.875%, 03/25/2031	412,000	433,943
3.650%, 03/25/2041	1,130,000	1,207,590
3.950%, 03/25/2051	790,000	872,472
4.100%, 03/25/2061	225,000	255,020
salesforce.com, Inc.
0.625%, 07/15/2024	1,094,000	1,096,387
2.700%, 07/15/2041	492,000	501,947
3.050%, 07/15/2061	382,000	397,776
VMware, Inc.
0.600%, 08/15/2023	2,732,000	2,735,012
1.000%, 08/15/2024	1,912,000	1,920,039
1.400%, 08/15/2026	2,185,000	2,182,262
1.800%, 08/15/2028	1,201,000	1,188,989
3.900%, 08/21/2027	225,000	252,105
4.700%, 05/15/2030	1,105,000	1,320,256
		50,427,834
Materials – 0.5%
LYB International Finance III LLC
3.375%, 10/01/2040	1,648,000	1,742,409
3.625%, 04/01/2051	1,079,000	1,171,600
Teck Resources, Ltd.
3.900%, 07/15/2030	495,000	539,550
5.200%, 03/01/2042	649,000	779,436
6.125%, 10/01/2035	562,000	725,058
6.250%, 07/15/2041	633,000	842,773

The accompanying notes are an integral part of the financial statements.	31

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
Westlake Chemical Corp.
3.125%, 08/15/2051	$1,579,000	$1,529,784
3.600%, 08/15/2026	602,000	664,457
4.375%, 11/15/2047	574,000	669,540
		8,664,607
Real estate – 1.7%
Agree LP
2.000%, 06/15/2028	1,201,000	1,204,242
2.600%, 06/15/2033	275,000	278,285
American Tower Corp.
1.600%, 04/15/2026	1,111,000	1,122,350
2.700%, 04/15/2031	393,000	407,613
Brixmor Operating Partnership LP
2.250%, 04/01/2028	385,000	393,035
2.500%, 08/16/2031	666,000	669,513
Crown Castle International Corp.
1.050%, 07/15/2026	1,650,000	1,626,147
2.100%, 04/01/2031	3,051,000	2,987,630
2.500%, 07/15/2031	1,206,000	1,223,539
2.900%, 04/01/2041	770,000	756,274
4.000%, 03/01/2027	276,000	309,867
Essex Portfolio LP
1.700%, 03/01/2028	1,442,000	1,435,989
2.550%, 06/15/2031	568,000	583,542
Federal Realty Investment Trust 3.950%, 01/15/2024	762,000	815,779
GLP Capital LP 5.300%, 01/15/2029	557,000	654,041
Mid-America Apartments LP
3.950%, 03/15/2029	554,000	631,437
4.000%, 11/15/2025	675,000	748,469
4.300%, 10/15/2023	565,000	604,095
Regency Centers LP 2.950%, 09/15/2029	1,198,000	1,272,573
Rexford Industrial Realty LP 2.150%, 09/01/2031	610,000	599,406
Scentre Group Trust 1 3.625%, 01/28/2026 (C)	869,000	949,455
Spirit Realty LP
2.100%, 03/15/2028	1,097,000	1,102,191
2.700%, 02/15/2032	605,000	609,248
3.200%, 02/15/2031	767,000	814,320
3.400%, 01/15/2030	664,000	712,474
4.000%, 07/15/2029	318,000	356,871
4.450%, 09/15/2026	72,000	81,098
STORE Capital Corp.
2.750%, 11/18/2030	976,000	993,905
4.500%, 03/15/2028	2,081,000	2,364,973
4.625%, 03/15/2029	703,000	806,225
VEREIT Operating Partnership LP
2.200%, 06/15/2028	590,000	604,014
2.850%, 12/15/2032	799,000	845,350
3.400%, 01/15/2028	585,000	638,809
Vornado Realty LP 3.400%, 06/01/2031	395,000	412,685
		29,615,444
Utilities – 2.6%
Baltimore Gas and Electric Company 2.250%, 06/15/2031	821,000	838,246
Black Hills Corp. 3.875%, 10/15/2049	495,000	536,005
Comision Federal de Electricidad 3.875%, 07/26/2033 (C)	1,842,000	1,846,163
Consumers Energy Company
2.500%, 05/01/2060	467,000	428,502
Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Consumers Energy Company (continued)
2.650%, 08/15/2052	$607,000	$595,070
Dominion Energy, Inc.
1.450%, 04/15/2026	697,000	702,896
2.250%, 08/15/2031	1,110,000	1,120,817
3.300%, 04/15/2041	444,000	473,769
DTE Electric Company 2.950%, 03/01/2050	1,217,000	1,266,695
DTE Energy Company
1.050%, 06/01/2025	576,000	574,764
2.950%, 03/01/2030	737,000	780,721
Duke Energy Carolinas LLC 2.550%, 04/15/2031	557,000	584,394
Duke Energy Corp.
2.550%, 06/15/2031	2,190,000	2,252,023
3.500%, 06/15/2051	329,000	347,018
Duke Energy Progress LLC 2.500%, 08/15/2050	827,000	776,716
Enel Finance International NV 1.375%, 07/12/2026 (C)	842,000	844,345
Entergy Arkansas LLC 2.650%, 06/15/2051	737,000	711,653
Evergy Kansas Central, Inc. 3.450%, 04/15/2050	734,000	807,260
Evergy, Inc.
2.450%, 09/15/2024	1,029,000	1,075,259
2.900%, 09/15/2029	731,000	781,041
Eversource Energy 1.400%, 08/15/2026	832,000	833,774
Interstate Power & Light Company 3.500%, 09/30/2049	422,000	468,522
ITC Holdings Corp. 2.700%, 11/15/2022	1,113,000	1,141,164
Jersey Central Power & Light Company 2.750%, 03/01/2032 (C)	900,000	935,912
Metropolitan Edison Company 4.300%, 01/15/2029 (C)	1,232,000	1,388,150
MidAmerican Energy Company 2.700%, 08/01/2052	711,000	698,641
Mississippi Power Company
3.100%, 07/30/2051	984,000	1,016,906
3.950%, 03/30/2028	1,358,000	1,536,037
4.250%, 03/15/2042	377,000	452,930
NextEra Energy Capital Holdings, Inc. 1.900%, 06/15/2028	1,097,000	1,112,422
Northern States Power Company 3.200%, 04/01/2052	554,000	607,314
NSTAR Electric Company 3.100%, 06/01/2051	506,000	544,342
Pacific Gas & Electric Company
2.100%, 08/01/2027	1,612,000	1,559,335
3.500%, 08/01/2050	201,000	181,132
3.950%, 12/01/2047	1,238,000	1,173,749
4.200%, 06/01/2041	475,000	464,711
4.500%, 07/01/2040	281,000	283,547
4.750%, 02/15/2044	276,000	280,866
4.950%, 07/01/2050	827,000	875,350
PacifiCorp 2.900%, 06/15/2052	709,000	708,102
Pennsylvania Electric Company 3.250%, 03/15/2028 (C)	467,000	497,367
Piedmont Natural Gas Company, Inc. 2.500%, 03/15/2031	827,000	847,137
Public Service Company of Colorado 1.875%, 06/15/2031	1,262,000	1,264,206

The accompanying notes are an integral part of the financial statements.	32

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Utilities (continued)
Public Service Company of Oklahoma
2.200%, 08/15/2031	$832,000	$836,447
3.150%, 08/15/2051	555,000	568,193
Public Service Electric & Gas Company
1.900%, 08/15/2031	1,101,000	1,100,673
2.050%, 08/01/2050	228,000	202,248
2.700%, 05/01/2050	1,223,000	1,221,398
Public Service Enterprise Group, Inc. 1.600%, 08/15/2030	357,000	341,552
Southern California Edison Company 4.125%, 03/01/2048	616,000	666,095
Southern Company Gas Capital Corp. 1.750%, 01/15/2031	866,000	836,940
The AES Corp. 1.375%, 01/15/2026	1,187,000	1,180,326
Trans-Allegheny Interstate Line Company 3.850%, 06/01/2025 (C)	388,000	421,074
Virginia Electric and Power Company 2.450%, 12/15/2050	805,000	750,192
WEC Energy Group, Inc.
0.800%, 03/15/2024	1,393,000	1,399,810
1.375%, 10/15/2027	799,000	789,565
Wisconsin Electric Power Company 1.700%, 06/15/2028	502,000	503,081
		47,032,567
TOTAL CORPORATE BONDS (Cost $516,314,404)		$529,457,285
MUNICIPAL BONDS – 0.3%
Board of Regents of the University of Texas 2.439%, 08/15/2049	600,000	588,880
County of Clark Department of Aviation (Nevada) 6.820%, 07/01/2045	1,115,000	1,770,013
North Texas Tollway Authority 6.718%, 01/01/2049	459,000	776,815
Port Authority of New York & New Jersey 4.458%, 10/01/2062	1,010,000	1,388,110
The Ohio State University 4.800%, 06/01/2111	600,000	894,551
TOTAL MUNICIPAL BONDS (Cost $4,182,671)		$5,418,369
COLLATERALIZED MORTGAGE OBLIGATIONS – 9.5%
Commercial and residential – 3.9%
Angel Oak Mortgage Trust LLC
Series 2019-2, Class A1, 3.628%, 03/25/2049 (C)(D)	399,829	403,870
Series 2020-2, Class A1A, 2.531%, 01/26/2065 (C)(D)	520,825	528,798
Series 2020-5, Class A1, 1.373%, 05/25/2065 (C)(D)	636,325	639,344
Barclays Commercial Mortgage Trust Series 2019-C3, Class A3 3.319%, 05/15/2052	188,000	206,389
Benchmark Mortgage Trust Series 2021-B28, Class A5 2.224%, 08/15/2054 (D)	1,093,000	1,116,329
Bunker Hill Loan Depositary Trust Series 2019-2, Class A1 2.879%, 07/25/2049 (C)	1,425,472	1,445,963
CD Mortgage Trust Series 2019-CD8, Class A4 2.912%, 08/15/2057	706,000	757,997
Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
CFCRE Commercial Mortgage Trust Series 2017-C8, Class ASB 3.367%, 06/15/2050	$536,000	$573,934
COLT Mortgage Loan Trust
Series 2019-4, Class A1, 2.579%, 11/25/2049 (C)(D)	811,216	812,565
Series 2021-2, Class A1, 0.924%, 08/25/2066 (C)(D)	1,452,626	1,450,693
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2013-CR10, Class A4, 4.210%, 08/10/2046 (D)	45,000	47,840
Series 2013-CR11, Class A4, 4.258%, 08/10/2050	3,182,000	3,399,887
Series 2013-CR6, Class A4, 3.101%, 03/10/2046	2,628,000	2,689,964
Series 2014-UBS4, Class A4, 3.420%, 08/10/2047	1,335,000	1,404,594
Series 2015-LC23, Class A3, 3.521%, 10/10/2048	649,000	692,547
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4, 3.504%, 06/15/2057	368,000	397,909
Series 2015-C4, Class A4, 3.808%, 11/15/2048	589,000	647,702
Series 2019-C16, Class A3, 3.329%, 06/15/2052	1,566,000	1,720,764
Series 2019-C17, Class A4, 2.763%, 09/15/2052	752,000	796,301
Series 2021-C20, Class A3, 2.805%, 03/15/2054	408,000	435,650
GCAT Trust Series 2019-NQM1, Class A1 2.985%, 02/25/2059 (C)	489,590	491,520
GS Mortgage Securities Trust
Series 2013-GC14, Class A5, 4.243%, 08/10/2046	718,000	761,920
Series 2014-GC18, Class A4, 4.074%, 01/10/2047	1,530,000	1,633,335
Series 2020-GSA2, Class A4, 1.721%, 12/12/2053	1,407,000	1,386,046
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust Series 2010-1, Class A1 5.314%, 01/25/2051 (C)	2,321,360	2,472,691
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A5, 3.664%, 07/15/2045	1,055,000	1,102,473
Series 2014-C23, Class A4, 3.670%, 09/15/2047	572,403	609,157
Series 2015-C28, Class A3, 2.912%, 10/15/2048	2,868,003	2,972,690
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-C16, Class A4, 4.166%, 12/15/2046	1,578,000	1,683,147
Series 2016-JP4, Class A3, 3.393%, 12/15/2049	631,000	686,691
Mello Warehouse Securitization Trust
Series 2021-1, Class A (1 month LIBOR + 0.700%), 0.792%, 02/25/2055 (A)(C)	820,000	820,000

The accompanying notes are an integral part of the financial statements.	33

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Mello Warehouse Securitization Trust (continued)
Series 2021-2, Class A (1 month LIBOR + 0.750%), 0.834%, 04/25/2055 (A)(C)	$2,244,000	$2,245,786
MFRA Trust Series 2021-NQM2, Class A1 1.029%, 11/25/2064 (C)(D)	922,393	921,399
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20, Class A4 3.249%, 02/15/2048	231,000	246,683
Morgan Stanley Capital Trust
Series 2020-HR8, Class A3, 1.790%, 07/15/2053	1,000,000	994,515
Series 2021-L6, Class A4, 2.444%, 06/15/2054	348,000	361,363
MSG III Securitization Trust Series 2021-1, Class A (1 month LIBOR + 0.750%) 0.842%, 06/25/2054 (A)(C)	859,000	857,932
New Residential Mortgage Loan Trust Series 2019-NQM4, Class A1 2.492%, 09/25/2059 (C)(D)	857,117	863,623
NewRez Warehouse Securitization Trust Series 2021-1, Class A (1 month LIBOR + 0.750%) 0.834%, 05/25/2055 (A)(C)	5,844,000	5,857,376
STAR Trust Series 2021-1, Class A1 1.219%, 05/25/2065 (C)(D)	1,568,916	1,573,278
Starwood Mortgage Residential Trust
Series 2020-1, Class A1, 2.275%, 02/25/2050 (C)(D)	1,848,127	1,866,599
Series 2020-3, Class A1, 1.486%, 04/25/2065 (C)(D)	1,572,521	1,580,896
Series 2020-INV1, Class A1, 1.027%, 11/25/2055 (C)(D)	1,333,966	1,332,992
Verus Securitization Trust
Series 2019-3, Class A1, 2.784%, 07/25/2059 (C)	1,456,746	1,466,084
Series 2019-INV2, Class A1, 2.913%, 07/25/2059 (C)(D)	1,010,693	1,022,503
Series 2019-INV3, Class A1, 2.692%, 11/25/2059 (C)(D)	1,443,369	1,463,430
Series 2020-1, Class A1, 2.417%, 01/25/2060 (C)	572,510	579,971
Series 2020-2, Class A1, 2.226%, 05/25/2060 (C)(D)	1,419,721	1,428,597
Series 2020-5, Class A1, 1.218%, 05/25/2065 (C)	544,605	546,274
Series 2021-1, Class A1, 0.815%, 01/25/2066 (C)(D)	1,829,266	1,827,717
Series 2021-3, Class A1, 1.046%, 06/25/2066 (C)(D)	1,420,522	1,422,208
Series 2021-4, Class A1, 0.938%, 07/25/2066 (C)(D)	1,426,034	1,424,367
Series 2021-R1, Class A1, 0.820%, 10/25/2063 (C)(D)	2,130,222	2,129,730
Series 2021-R3, Class A1, 1.020%, 04/25/2064 (C)(D)	1,306,666	1,301,813
Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Commercial and residential (continued)
Visio Trust Series 2020-1R, Class A1 1.312%, 11/25/2055 (C)	$1,504,650	$1,511,147
		69,614,993
U.S. Government Agency – 5.6%
Federal Home Loan Mortgage Corp.
Series 264, Class 30, 3.000%, 07/15/2042	2,480,022	2,602,350
Series 4205, Class PA, 1.750%, 05/15/2043	1,135,910	1,178,097
Series 4426, Class QC, 1.750%, 07/15/2037	1,993,781	2,046,663
Series 4705, Class A, 4.500%, 09/15/2042	286,699	290,390
Series 4742, Class PA, 3.000%, 10/15/2047	1,998,244	2,072,320
Series 4763, Class CA, 3.000%, 09/15/2038	369,629	395,179
Series 4767, Class KA, 3.000%, 03/15/2048	603,619	645,666
Series 4846, Class PF (1 month LIBOR + 0.350%), 0.446%, 12/15/2048 (A)	358,328	358,077
Series 4880, Class DA, 3.000%, 05/15/2050	2,562,132	2,746,022
Series 5091, Class AB, 1.500%, 03/25/2051	5,148,599	5,163,153
Series 5092, Class DT, 1.500%, 11/25/2049	5,421,118	5,466,246
Series 5119, Class AB, 1.500%, 08/25/2049	960,291	970,634
Federal National Mortgage Association
Series 1998-61, Class PL, 6.000%, 11/25/2028	166,967	187,825
Series 2012-151, Class NX, 1.500%, 01/25/2043	1,342,157	1,361,603
Series 2013-11, Class AP, 1.500%, 01/25/2043	4,327,984	4,400,544
Series 2013-43, Class BP, 1.750%, 05/25/2043	1,536,128	1,590,179
Series 2014-73, Class MA, 2.500%, 11/25/2044	927,409	969,032
Series 2015-84, Class PA, 1.700%, 08/25/2033	5,251,152	5,426,913
Series 2016-48, Class MA, 2.000%, 06/25/2038	5,348,945	5,574,347
Series 2016-57, Class PC, 1.750%, 06/25/2046	10,215,220	10,368,133
Series 2017-13, Class PA, 3.000%, 08/25/2046	1,131,063	1,187,911
Series 2017-42, Class H, 3.000%, 11/25/2043	1,066,143	1,097,318
Series 2017-M7, Class A2, 2.961%, 02/25/2027 (D)	562,000	611,010
Series 2018-14, Class KC, 3.000%, 03/25/2048	1,718,638	1,837,210
Series 2018-15, Class AB, 3.000%, 03/25/2048	491,033	524,509
Series 2018-8, Class KL, 2.500%, 03/25/2047	1,226,957	1,282,886
Series 2019-25, Class PA, 3.000%, 05/25/2048	3,505,002	3,709,929
Series 2019-8, Class GA, 3.000%, 03/25/2049	5,105,547	5,433,126

The accompanying notes are an integral part of the financial statements.	34

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
U.S. Government Agency (continued)
Federal National Mortgage Association (continued)
Series 2020-48, Class AB, 2.000%, 07/25/2050	$2,098,425	$2,143,685
Series 2020-48, Class DA, 2.000%, 07/25/2050	6,701,999	6,823,255
Series 2021-27, Class EC, 1.500%, 05/25/2051	7,818,794	7,890,896
Series 414, Class A35, 3.500%, 10/25/2042	1,316,759	1,435,116
Government National Mortgage Association
Series 2012-141, Class WA, 4.535%, 11/16/2041 (D)	367,494	410,775
Series 2017-167, Class BQ, 2.500%, 08/20/2044	1,242,092	1,287,669
Series 2018-11, Class PC, 2.750%, 12/20/2047	2,176,052	2,239,835
Series 2019-132, Class NA, 3.500%, 09/20/2049	2,468,832	2,618,640
Series 2019-31, Class JC, 3.500%, 03/20/2049	1,280,795	1,374,334
Series 2021-23, Class MG, 1.500%, 02/20/2051	5,186,969	5,274,074
		100,995,551
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $167,446,205)		$170,610,544
ASSET BACKED SECURITIES – 8.3%
AmeriCredit Automobile Receivables Trust Series 2020-2, Class A2A 0.600%, 12/18/2023	890,369	891,125
Avis Budget Rental Car Funding AESOP LLC
Series 2017-1A, Class A 3.070%, 09/20/2023 (C)	939,000	960,731
Series 2019-3A, Class A 2.360%, 03/20/2026 (C)	1,054,000	1,100,933
Capital One Multi-Asset Execution Trust Series 2021-A2, Class A2 1.390%, 07/15/2030	4,747,000	4,767,259
College Ave Student Loans LLC
Series 2017-A, Class A1 (1 month LIBOR + 1.650%) 1.734%, 11/26/2046 (A)(C)	689,347	696,698
Series 2018-A, Class A2 4.130%, 12/26/2047 (C)	866,369	914,471
Series 2019-A, Class A2 3.280%, 12/28/2048 (C)	899,758	931,558
Series 2021-A, Class A2 1.600%, 07/25/2051 (C)	1,288,653	1,292,003
Ford Credit Auto Owner Trust
Series 2018-1, Class A 3.190%, 07/15/2031 (C)	772,000	832,001
Series 2019-1, Class A 3.520%, 07/15/2030 (C)	3,514,000	3,756,310
Series 2021-1, Class A 1.370%, 10/17/2033 (C)	1,132,000	1,146,602
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A 2.900%, 04/15/2026 (C)	1,369,000	1,450,625
Hertz Vehicle Financing III LP Series 2021-2A, Class A 1.680%, 12/27/2027 (C)	2,803,000	2,831,477
Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Hertz Vehicle Financing LLC Series 2021-1A, Class A 1.210%, 12/26/2025 (C)	$953,000	$958,225
Navient Private Education Loan Trust
Series 2014-AA, Class A3 (1 month LIBOR + 1.600%) 1.696%, 10/15/2031 (A)(C)	739,000	750,748
Series 2016-AA, Class A2B (1 month LIBOR + 2.150%) 2.246%, 12/15/2045 (A)(C)	280,508	288,335
Series 2020-IA, Class A1A 1.330%, 04/15/2069 (C)	4,498,549	4,496,962
Navient Private Education Refi Loan Trust
Series 2018-A, Class A2 3.190%, 02/18/2042 (C)	1,257,999	1,273,286
Series 2018-DA, Class A2A 4.000%, 12/15/2059 (C)	1,113,152	1,171,704
Series 2019-CA, Class A2 3.130%, 02/15/2068 (C)	2,746,916	2,807,336
Series 2019-D, Class A2A 3.010%, 12/15/2059 (C)	2,813,143	2,944,230
Series 2019-FA, Class A2 2.600%, 08/15/2068 (C)	1,844,319	1,885,301
Series 2019-GA, Class A 2.400%, 10/15/2068 (C)	941,194	960,850
Series 2020-A, Class A2A 2.460%, 11/15/2068 (C)	2,121,000	2,186,560
Series 2020-BA, Class A2 2.120%, 01/15/2069 (C)	857,428	870,071
Series 2020-DA, Class A 1.690%, 05/15/2069 (C)	808,136	816,866
Series 2020-EA, Class A 1.690%, 05/15/2069 (C)	338,000	343,353
Series 2020-GA, Class A 1.170%, 09/16/2069 (C)	673,528	678,197
Series 2020-HA, Class A 1.310%, 01/15/2069 (C)	1,334,487	1,345,025
Series 2021-A, Class A 0.840%, 05/15/2069 (C)	899,998	899,146
Series 2021-BA, Class A 0.940%, 07/15/2069 (C)	2,202,906	2,205,005
Series 2021-CA, Class A 1.060%, 10/15/2069 (C)	175,611	176,093
Navient Private Education Refi Loan Trust 2021-E Series 2021-EA, Class A 0.970%, 12/16/2069 (C)	4,232,000	4,234,552
Navient Student Loan Trust Series 2019-BA, Class A2A 3.390%, 12/15/2059 (C)	1,831,893	1,923,541
Nelnet Student Loan Trust
Series 2004-3, Class A5 (3 month LIBOR + 0.180%) 0.305%, 10/27/2036 (A)	245,480	242,104
Series 2004-4, Class A5 (3 month LIBOR + 0.160%) 0.285%, 01/25/2037 (A)	1,571,159	1,553,694
Series 2005-1, Class A5 (3 month LIBOR + 0.110%) 0.235%, 10/25/2033 (A)	4,404,266	4,340,656
Series 2005-2, Class A5 (3 month LIBOR + 0.100%) 0.235%, 03/23/2037 (A)	4,543,126	4,475,733
Series 2005-3, Class A5 (3 month LIBOR + 0.120%) 0.255%, 12/24/2035 (A)	3,310,971	3,265,048

The accompanying notes are an integral part of the financial statements.	35

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Nelnet Student Loan Trust (continued)
Series 2005-4, Class A4 (3 month LIBOR + 0.180%) 0.315%, 03/22/2032 (A)	$550,607	$533,962
Santander Drive Auto Receivables Trust
Series 2020-1, Class A3 2.030%, 02/15/2024	398,872	399,935
Series 2020-3, Class A3 0.520%, 07/15/2024	1,014,000	1,014,792
Series 2020-4, Class A3 0.480%, 07/15/2024	917,000	917,919
Santander Retail Auto Lease Trust Series 2021-B, Class A3 0.510%, 08/20/2024 (C)	870,000	871,122
Santander Revolving Auto Loan Trust Series 2019-A, Class A 2.510%, 01/26/2032 (C)	976,000	1,028,774
SLM Student Loan Trust
Series 2003-1, Class A5C (3 month LIBOR + 0.750%) 0.869%, 12/15/2032 (A)(C)	800,037	745,118
Series 2003-10A, Class A4 (3 month LIBOR + 0.670%) 0.789%, 12/17/2068 (A)(C)	3,345,000	3,351,281
Series 2007-2, Class A4 (3 month LIBOR + 0.060%) 0.185%, 07/25/2022 (A)	3,942,841	3,866,841
Series 2007-3, Class A4 (3 month LIBOR + 0.060%) 0.185%, 01/25/2022 (A)	1,247,457	1,216,468
Series 2010-1, Class A (1 month LIBOR + 0.400%) 0.484%, 03/25/2025 (A)	310,547	305,514
Series 2012-1, Class A3 (1 month LIBOR + 0.950%) 1.034%, 09/25/2028 (A)	2,489,913	2,465,059
Series 2012-2, Class A (1 month LIBOR + 0.700%) 0.784%, 01/25/2029 (A)	1,991,814	1,957,134
Series 2012-6, Class A3 (1 month LIBOR + 0.750%) 0.834%, 05/26/2026 (A)	524,188	518,877
Series 2013-4, Class A (1 month LIBOR + 0.550%) 0.634%, 06/25/2043 (A)	3,894,506	3,894,690
SMB Private Education Loan Trust
Series 2016-A, Class A2A 2.700%, 05/15/2031 (C)	1,399,876	1,434,790
Series 2016-B, Class A2A 2.430%, 02/17/2032 (C)	235,287	240,998
Series 2016-B, Class A2B (1 month LIBOR + 1.450%) 1.546%, 02/17/2032 (A)(C)	160,314	162,464
Series 2018-C, Class A2A 3.630%, 11/15/2035 (C)	915,419	962,928
Series 2019-A, Class A2A 3.440%, 07/15/2036 (C)	5,680,414	5,950,043
Series 2020-B, Class A1A 1.290%, 07/15/2053 (C)	2,131,348	2,139,159
Series 2020-PTA, Class A2A 1.600%, 09/15/2054 (C)	1,967,000	1,994,621
Series 2020-PTB, Class A2A 1.600%, 09/15/2054 (C)	9,024,373	9,133,491
Series 2021-A, Class APT1 1.070%, 01/15/2053 (C)	6,716,978	6,664,209
Series 2021-B, Class A 1.310%, 07/17/2051 (C)	2,784,705	2,792,285
Core Bond Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
SMB Private Education Loan Trust (continued)
Series 2021-C, Class A1 (1 month LIBOR + 0.400%) 0.493%, 01/15/2053 (A)(C)	$1,201,221	$1,201,430
Series 2021-C, Class A2 (1 month LIBOR + 0.800%) 0.893%, 01/15/2053 (A)(C)	2,226,000	2,232,019
Series 2021-D, Class A1A 1.340%, 03/17/2053 (C)	4,263,000	4,271,026
SoFi Professional Loan Program LLC
Series 2016-A, Class A2 2.760%, 12/26/2036 (C)	451,276	455,248
Series 2017-C, Class A1 (1 month LIBOR + 0.600%) 0.684%, 07/25/2040 (A)(C)	106,153	106,219
Series 2017-D, Class A2FX 2.650%, 09/25/2040 (C)	520,229	531,247
Series 2017-E, Class A1 (1 month LIBOR + 0.500%) 0.584%, 11/26/2040 (A)(C)	45,091	45,114
Series 2017-E, Class A2B 2.720%, 11/26/2040 (C)	1,327,175	1,348,038
Series 2018-A, Class A2B 2.950%, 02/25/2042 (C)	435,571	443,587
Series 2018-B, Class A2FX 3.340%, 08/25/2047 (C)	3,669,384	3,765,088
Series 2020-C, Class AFX 1.950%, 02/15/2046 (C)	2,063,048	2,098,845
Series 2021-A, Class AFX 1.030%, 08/17/2043 (C)	997,398	998,704
Toyota Auto Loan Extended Note Trust
Series 2020-1A, Class A 1.350%, 05/25/2033 (C)	1,176,000	1,199,797
Series 2021-1A, Class A 1.070%, 02/27/2034 (C)	2,909,000	2,921,370
Triton Container Finance VIII LLC Series 2020-1A, Class A 2.110%, 09/20/2045 (C)	1,104,656	1,117,638
Verizon Master Trust Series 2021-1, Class A 0.500%, 05/20/2027	2,803,000	2,807,819
TOTAL ASSET BACKED SECURITIES (Cost $147,157,180)		$148,770,077
SHORT-TERM INVESTMENTS – 1.6%
Short-term funds – 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (E)	28,387,227	28,387,227
TOTAL SHORT-TERM INVESTMENTS (Cost $28,387,227)		$28,387,227
Total Investments (Core Bond Fund) (Cost $1,924,535,882) – 108.9%		$1,947,341,570
Other assets and liabilities, net – (8.9%)		(159,041,729)
TOTAL NET ASSETS – 100.0%		$1,788,299,841
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.

The accompanying notes are an integral part of the financial statements.	36

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Core Bond Fund (continued)
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $248,738,101 or 13.9% of the fund's net assets as of 8-31-21.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(E)	The rate shown is the annualized seven-day yield as of 8-31-21.
Health Sciences Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 98.7%
Consumer discretionary – 0.2%
Internet and direct marketing retail – 0.1%
Shop Apotheke Europe NV (A)(B)	1,475	$263,095
Specialty retail – 0.1%
JAND, Inc., Class A (B)(C)(D)	16,938	470,538
		733,633
Consumer staples – 0.0%
Food products – 0.0%
Freshpet, Inc. (B)	630	80,728
Financials – 0.8%
Capital markets – 0.6%
BCLS Acquisition Corp., Class A (B)	17,428	172,189
CM Life Sciences II, Inc. (B)	14,503	172,006
CM Life Sciences III, Inc. (B)	32,624	331,460
Dynamics Special Purpose Corp., Class A (B)	26,772	265,578
Eucrates Biomedical Acquisition Corp. (B)	17,270	172,527
Frontier Acquisition Corp. (B)	18,343	182,513
FS Development Corp. II, Class A (B)	22,037	217,946
Health Sciences Acquisitions Corp. 2 (B)	19,166	187,348
Helix Acquisition Corp., Class A (B)	17,736	175,586
Orion Acquisition Corp. (B)	18,697	186,409
Revolution Healthcare Acquisition Corp. (B)	46,061	453,701
		2,517,263
Insurance – 0.2%
Bright Health Group, Inc. (B)	84,573	783,146
		3,300,409
Health care – 97.7%
Biotechnology – 32.7%
AbbVie, Inc.	59,968	7,242,935
Abcam PLC (B)	33,630	714,050
AC Immune SA (B)	7,100	84,614
ACADIA Pharmaceuticals, Inc. (B)	31,129	545,069
Acceleron Pharma, Inc. (B)	33,638	4,503,455
ADC Therapeutics SA (B)	22,072	643,840
Agios Pharmaceuticals, Inc. (B)	12,486	557,874
Akero Therapeutics, Inc. (B)	9,438	224,058
Alector, Inc. (B)	15,420	416,803
Alkermes PLC (B)	4,712	147,297
Allogene Therapeutics, Inc. (B)	26,326	627,875
Alnylam Pharmaceuticals, Inc. (B)	25,039	5,043,606
Amgen, Inc.	13,731	3,096,752
Amicus Therapeutics, Inc. (B)	10,300	117,317
Annexon, Inc. (B)	11,935	195,137
Apellis Pharmaceuticals, Inc. (B)	30,227	1,990,448
Arcutis Biotherapeutics, Inc. (B)	10,195	215,828
Argenx SE, ADR (B)	17,748	5,874,943
Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Ascendis Pharma A/S, ADR (B)	14,754	$2,312,394
Avidity Biosciences, Inc. (B)	16,037	366,285
BeiGene, Ltd., ADR (B)	5,801	1,788,448
Biogen, Inc. (B)	12,679	4,297,040
BioNTech SE, ADR (B)	21,636	7,122,355
Blueprint Medicines Corp. (B)	15,267	1,423,953
Burning Rock Biotech, Ltd., ADR (B)	11,762	219,126
C4 Therapeutics, Inc. (B)	24,850	997,231
Celldex Therapeutics, Inc. (B)	13,095	689,452
Centessa Pharmaceuticals PLC, ADR (B)	25,333	558,593
Cerevel Therapeutics Holdings, Inc. (B)	35,361	1,119,529
CRISPR Therapeutics AG (B)	5,732	716,213
CureVac NV (B)	8,100	533,223
Day One Biopharmaceuticals, Inc. (B)	11,446	318,542
Deciphera Pharmaceuticals, Inc. (B)	3,534	111,321
Denali Therapeutics, Inc. (B)	31,186	1,659,095
Design Therapeutics, Inc. (B)	21,545	338,687
Dicerna Pharmaceuticals, Inc. (B)	19,892	409,377
Enanta Pharmaceuticals, Inc. (B)	2,400	137,280
Exact Sciences Corp. (B)	29,480	3,077,122
Exelixis, Inc. (B)	93,847	1,799,047
Fate Therapeutics, Inc. (B)	25,980	1,903,035
F-star Therapeutics, Inc. (B)	18,217	144,279
Generation Bio Company (B)	38,263	956,575
Genmab A/S (B)	4,794	2,271,075
Global Blood Therapeutics, Inc. (B)	5,467	156,848
Ideaya Biosciences, Inc. (B)	18,565	436,278
IGM Biosciences, Inc. (B)	7,566	538,775
Imago Biosciences, Inc. (B)	15,649	411,099
Immuneering Corp., Class A (B)	28,884	706,791
Immunocore Holdings PLC, ADR (B)	9,252	319,749
Incyte Corp. (B)	52,477	4,013,966
Insmed, Inc. (B)	50,704	1,421,740
Intellia Therapeutics, Inc. (B)	11,050	1,773,857
Invitae Corp. (B)	20,286	601,074
Ionis Pharmaceuticals, Inc. (B)	30,458	1,211,010
Iovance Biotherapeutics, Inc. (B)	34,513	830,728
IVERIC bio, Inc. (B)	56,659	598,886
Karuna Therapeutics, Inc. (B)	9,235	1,098,042
Kodiak Sciences, Inc. (B)	26,617	2,506,789
Kronos Bio, Inc. (B)	10,993	229,864
Kymera Therapeutics, Inc. (B)	15,701	975,660
Lyell Immunopharma, Inc. (B)	24,905	393,250
MaxCyte, Inc. (B)	21,513	322,505
MaxCyte, Inc. (B)	9,349	143,601
MeiraGTx Holdings PLC (B)	14,764	184,698
Mersana Therapeutics, Inc. (B)	8,481	118,140
Mirati Therapeutics, Inc. (B)	14,644	2,485,526
Moderna, Inc. (B)	27,089	10,204,155
Molecular Templates, Inc. (B)	18,453	120,314
Monte Rosa Therapeutics, Inc. (B)	24,009	856,881
Morphic Holding, Inc. (B)	4,443	279,953
Neurocrine Biosciences, Inc. (B)	9,199	875,745
Novavax, Inc. (B)	6,302	1,503,279
Nurix Therapeutics, Inc. (B)	15,779	507,926
PMV Pharmaceuticals, Inc. (B)	3,600	109,260
Prelude Therapeutics, Inc. (B)	9,948	355,044
Progenics Pharmaceuticals, Inc. (B)(D)	33,200	1,418
Protagonist Therapeutics, Inc. (B)	18,704	907,144
Prothena Corp. PLC (B)	22,208	1,490,601
PTC Therapeutics, Inc. (B)	8,647	377,442
Radius Health, Inc. (B)	11,664	161,663
RAPT Therapeutics, Inc. (B)	16,529	540,498
Recursion Pharmaceuticals, Inc., Class A (B)	13,014	328,213

The accompanying notes are an integral part of the financial statements.	37

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc. (B)	9,633	$6,486,862
REGENXBIO, Inc. (B)	2,700	87,210
Relay Therapeutics, Inc. (B)	6,652	213,064
Repare Therapeutics, Inc. (B)	8,900	302,600
Replimune Group, Inc. (B)	26,811	851,517
REVOLUTION Medicines, Inc. (B)	15,100	439,259
Rocket Pharmaceuticals, Inc. (B)	14,966	511,987
Sage Therapeutics, Inc. (B)	10,180	470,418
Sana Biotechnology, Inc. (B)	12,065	289,439
Sarepta Therapeutics, Inc. (B)	6,807	531,763
Scholar Rock Holding Corp. (B)	19,503	770,954
Seagen, Inc. (B)	20,647	3,460,437
Seres Therapeutics, Inc. (B)	16,633	106,618
Solid Biosciences, Inc. (B)	50,944	138,058
SpringWorks Therapeutics, Inc. (B)	5,275	396,153
Stoke Therapeutics, Inc. (B)	7,017	183,705
Syndax Pharmaceuticals, Inc. (B)	11,580	202,534
Tenaya Therapeutics, Inc. (B)	15,168	307,152
Turning Point Therapeutics, Inc. (B)	10,463	805,860
Twist Bioscience Corp. (B)	8,949	1,013,116
Ultragenyx Pharmaceutical, Inc. (B)	32,389	3,118,737
uniQure NV (B)	9,702	281,358
Vertex Pharmaceuticals, Inc. (B)	37,732	7,557,342
Xencor, Inc. (B)	22,616	766,004
Zai Lab, Ltd., ADR (B)	9,137	1,320,297
Zeneca, Inc. (B)(D)	33,315	20,489
Zentalis Pharmaceuticals, Inc. (B)	19,466	1,327,387
Zymeworks, Inc. (B)	7,967	262,831
		139,832,741
Health care equipment and supplies – 20.9%
Alcon, Inc.	11,338	933,785
AtriCure, Inc. (B)	7,215	531,168
Becton, Dickinson and Company	20,286	5,105,986
Danaher Corp.	51,943	16,837,843
Dentsply Sirona, Inc.	17,826	1,099,864
DexCom, Inc. (B)	6,233	3,299,875
Hologic, Inc. (B)	56,188	4,447,280
ICU Medical, Inc. (B)	345	68,776
Inari Medical, Inc. (B)	3,405	278,733
Insulet Corp. (B)	6,863	2,043,870
Intuitive Surgical, Inc. (B)	15,836	16,684,176
iRhythm Technologies, Inc. (B)	2,480	118,544
Lantheus Holdings, Inc. (B)	17,492	461,264
Nevro Corp. (B)	5,485	669,170
Novocure, Ltd. (B)	12,915	1,733,322
Ortho Clinical Diagnostics Holdings PLC (B)	69,390	1,418,332
Outset Medical, Inc. (B)	14,028	691,440
Penumbra, Inc. (B)	11,857	3,260,082
Pulmonx Corp. (B)	5,987	240,618
Quidel Corp. (B)	9,508	1,226,057
Shockwave Medical, Inc. (B)	20,598	4,412,298
STERIS PLC	4,079	877,026
Stryker Corp.	36,158	10,019,382
Teleflex, Inc.	8,679	3,432,197
The Cooper Companies, Inc.	4,322	1,947,969
West Pharmaceutical Services, Inc.	14,101	6,368,294
Zimmer Biomet Holdings, Inc.	8,533	1,283,790
		89,491,141
Health care providers and services – 16.0%
Accolade, Inc. (B)	11,714	555,009
Agiliti, Inc. (B)	37,295	795,502
agilon health, Inc. (B)	24,075	842,625
Alignment Healthcare, Inc. (B)	62,709	1,108,068
Anthem, Inc.	17,030	6,388,464
Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Centene Corp. (B)	96,039	$6,048,536
Cigna Corp.	20,978	4,439,994
Guardant Health, Inc. (B)	18,461	2,349,531
HCA Healthcare, Inc.	24,760	6,263,785
Humana, Inc.	17,286	7,008,090
Innovage Holding Corp. (B)	13,692	205,791
Molina Healthcare, Inc. (B)	14,192	3,814,384
Oak Street Health, Inc. (B)	11,091	518,282
Option Care Health, Inc. (B)	38,515	1,030,276
Surgery Partners, Inc. (B)	18,339	902,279
The Pennant Group, Inc. (B)	11,905	363,936
UnitedHealth Group, Inc.	61,743	25,701,758
		68,336,310
Health care technology – 4.8%
Certara, Inc. (B)	21,481	721,117
Doximity, Inc., Class A (B)	13,303	1,223,876
Doximity, Inc., Class B (B)(C)	127,476	11,182,351
Multiplan Corp. (B)	33,283	199,698
Phreesia, Inc. (B)	24,828	1,776,443
Schrodinger, Inc. (B)	4,255	253,981
Sema4 Holdings Corp. (B)	32,652	310,194
Sophia Genetics SA (B)	25,451	503,166
Veeva Systems, Inc., Class A (B)	12,397	4,115,556
		20,286,382
Life sciences tools and services – 12.1%
10X Genomics, Inc., Class A (B)	11,035	1,941,277
Adaptive Biotechnologies Corp. (B)	27,096	984,127
Agilent Technologies, Inc.	47,859	8,397,819
Avantor, Inc. (B)	91,335	3,602,252
Berkeley Lights, Inc. (B)	11,736	417,332
Bio-Techne Corp.	2,588	1,291,774
Bruker Corp.	43,409	3,833,449
Evotec SE (B)	17,987	894,713
Lonza Group AG	1,747	1,477,484
Maravai LifeSciences Holdings, Inc., Class A (B)	16,791	993,691
Mettler-Toledo International, Inc. (B)	994	1,543,513
Olink Holding AB, ADR (B)	28,657	917,311
Pacific Biosciences of California, Inc. (B)	65,843	2,061,544
Quanterix Corp. (B)	14,019	715,670
Quantum-Si, Inc. (B)	41,200	400,464
Rapid Micro Biosystems, Inc., Class A (B)	13,669	258,344
Repligen Corp. (B)	2,882	815,548
Seer, Inc. (B)	61,522	2,459,650
Thermo Fisher Scientific, Inc.	30,113	16,711,209
Waters Corp. (B)	2,644	1,094,669
Wuxi Biologics Cayman, Inc. (A)(B)	65,500	1,014,068
		51,825,908
Pharmaceuticals – 11.2%
Arvinas, Inc. (B)	12,351	1,064,780
AstraZeneca PLC, ADR	108,523	6,324,720
ATAI Life Sciences NV (B)	12,728	208,485
Atea Pharmaceuticals, Inc. (B)	22,459	667,481
Cara Therapeutics, Inc. (B)	12,686	200,185
Catalent, Inc. (B)	17,231	2,247,612
Daiichi Sankyo Company, Ltd.	23,700	562,932
Eisai Company, Ltd.	11,700	964,896
Elanco Animal Health, Inc. (B)	21,961	733,058
Eli Lilly & Company	60,424	15,606,915
Longboard Pharmaceuticals, Inc. (B)	14,364	134,734
Merck & Company, Inc.	51,826	3,953,806
Merck KGaA	9,785	2,324,884
NGM Biopharmaceuticals, Inc. (B)	8,626	188,306
Pfizer, Inc.	150,884	6,951,226

The accompanying notes are an integral part of the financial statements.	38

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Health Sciences Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Reata Pharmaceuticals, Inc., Class A (B)	4,198	$447,129
Roche Holding AG	9,321	3,742,893
Royalty Pharma PLC, Class A	36,152	1,397,275
		47,721,317
		417,493,799
TOTAL COMMON STOCKS (Cost $246,987,138)		$421,608,569
PREFERRED SECURITIES – 0.9%
Consumer discretionary – 0.2%
Specialty retail – 0.2%
JAND, Inc., Series D (B)(C)(D)	37,822	1,050,695
Health care – 0.7%
Health care equipment and supplies – 0.7%
Sartorius AG	4,334	2,855,294
TOTAL PREFERRED SECURITIES (Cost $1,106,641)		$3,905,989
WARRANTS – 0.0%
Sema4 Holdings Corp. (Expiration Date: 9-24-27; Strike Price: $11.50) (B)	7,150	19,663
TOTAL WARRANTS (Cost $24,206)		$19,663
SHORT-TERM INVESTMENTS – 0.7%
Short-term funds – 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (E)	1,172,543	1,172,543
T. Rowe Price Government Reserve Fund, 0.0295% (E)	1,926,524	1,926,524
TOTAL SHORT-TERM INVESTMENTS (Cost $3,099,067)		$3,099,067
Total Investments (Health Sciences Fund) (Cost $251,217,052) – 100.3%		$428,633,288
Other assets and liabilities, net – (0.3%)		(1,387,704)
TOTAL NET ASSETS – 100.0%		$427,245,584
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 8-31-21.
High Yield Fund
	Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS – 0.7%
Argentina – 0.4%
Provincia de Buenos Aires 7.875%, 06/15/2027 (A)	$870,000	$468,713
Republic of Argentina
1.000%, 07/09/2029	54,775	22,426
(0.500% to 7-9-23, then 0.750% to 7-9-27, then 1.750% thereafter), 07/09/2030	716,203	279,470
High Yield Fund (continued)
		Shares or Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Argentina (continued)
Republic of Argentina (continued)
(1.125% to 7-9-22, then 1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter), 07/09/2035		$476,895	$166,441
			937,050
Brazil – 0.3%
Federative Republic of Brazil 10.000%, 01/01/2023 to 01/01/2027	BRL	4,175,000	832,816
Indonesia – 0.0%
Republic of Indonesia 8.375%, 03/15/2034	IDR	543,000,000	43,592
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $2,893,433)			$1,813,458
CORPORATE BONDS – 82.0%
Communication services – 12.0%
Allen Media LLC 10.500%, 02/15/2028 (B)		$2,150,000	2,077,438
Altice Financing SA 5.750%, 08/15/2029 (B)		1,050,000	1,078,256
Altice France Holding SA 10.500%, 05/15/2027 (B)		290,000	318,638
Altice France SA
5.125%, 07/15/2029 (B)		630,000	636,943
7.375%, 05/01/2026 (B)		475,000	493,036
CCO Holdings LLC
4.250%, 02/01/2031 to 01/15/2034 (B)		1,540,000	1,555,585
4.500%, 05/01/2032		760,000	794,086
5.125%, 05/01/2027 (B)		1,000,000	1,044,810
Charter Communications Operating LLC 6.484%, 10/23/2045		250,000	348,627
Cinemark USA, Inc. 5.875%, 03/15/2026 (B)		640,000	636,800
Clear Channel Outdoor Holdings, Inc. 7.500%, 06/01/2029 (B)		930,000	962,550
CSC Holdings LLC
4.500%, 11/15/2031 (B)		600,000	603,888
6.500%, 02/01/2029 (B)		1,560,000	1,721,850
DIRECTV Holdings LLC 5.875%, 08/15/2027 (B)		830,000	867,350
DISH DBS Corp.
5.125%, 06/01/2029 (C)		1,020,000	1,014,880
7.750%, 07/01/2026		2,000,000	2,290,900
Frontier Communications Holdings LLC
5.000%, 05/01/2028 (B)		300,000	313,500
6.750%, 05/01/2029 (B)		370,000	395,974
iHeartCommunications, Inc.
4.750%, 01/15/2028 (B)		280,000	289,100
5.250%, 08/15/2027 (B)		780,000	817,284
Intelsat Jackson Holdings SA 8.000%, 02/15/2024 (A)(B)		330,000	342,375
Match Group Holdings II LLC 4.625%, 06/01/2028 (B)		510,000	532,542
Netflix, Inc.
4.875%, 06/15/2030 (B)		500,000	598,418
5.375%, 11/15/2029 (B)		180,000	221,369
6.375%, 05/15/2029		400,000	512,500
News Corp. 3.875%, 05/15/2029 (B)		800,000	822,600
Playtika Holding Corp. 4.250%, 03/15/2029 (B)		700,000	706,125
Sprint Capital Corp. 8.750%, 03/15/2032		1,650,000	2,526,843

The accompanying notes are an integral part of the financial statements.	39

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Communication services (continued)
Sprint Corp.
7.625%, 02/15/2025	$40,000	$47,350
7.875%, 09/15/2023	370,000	419,192
Switch, Ltd.
3.750%, 09/15/2028 (B)	700,000	712,187
4.125%, 06/15/2029 (B)	690,000	711,563
Time Warner Cable LLC 7.300%, 07/01/2038	680,000	990,576
T-Mobile USA, Inc.
3.500%, 04/15/2031	190,000	202,303
3.500%, 04/15/2031 (B)	950,000	1,011,513
Univision Communications, Inc. 9.500%, 05/01/2025 (B)	350,000	381,500
UPC Holding BV 5.500%, 01/15/2028 (B)	400,000	422,180
Urban One, Inc. 7.375%, 02/01/2028 (B)	660,000	711,150
Virgin Media Secured Finance PLC 5.500%, 05/15/2029 (B)	800,000	857,000
Virgin Media Vendor Financing Notes IV DAC 5.000%, 07/15/2028 (B)	510,000	528,488
Vmed O2 UK Financing I PLC 4.750%, 07/15/2031 (B)	900,000	923,859
ZoomInfo Technologies LLC 3.875%, 02/01/2029 (B)	1,080,000	1,088,370
		33,531,498
Consumer discretionary – 16.6%
Academy, Ltd. 6.000%, 11/15/2027 (B)	650,000	696,313
Adtalem Global Education, Inc. 5.500%, 03/01/2028 (B)	1,360,000	1,392,300
American Axle & Manufacturing, Inc.
5.000%, 10/01/2029 (D)	1,450,000	1,449,565
6.500%, 04/01/2027 (D)	670,000	703,500
American News Company LLC (8.500% Cash or 10.000% PIK) 8.500%, 09/01/2026 (B)	1,162,715	1,340,029
Bath & Body Works, Inc.
5.250%, 02/01/2028	1,640,000	1,836,792
6.625%, 10/01/2030 (B)	340,000	391,850
9.375%, 07/01/2025 (B)	370,000	478,688
Boyne USA, Inc. 4.750%, 05/15/2029 (B)	680,000	702,100
Caesars Entertainment, Inc. 6.250%, 07/01/2025 (B)	500,000	528,475
Carnival Corp. 5.750%, 03/01/2027 (B)	920,000	940,544
Carriage Services, Inc. 4.250%, 05/15/2029 (B)	920,000	921,435
Carrols Restaurant Group, Inc. 5.875%, 07/01/2029 (B)	470,000	453,550
Empire Communities Corp. 7.000%, 12/15/2025 (B)	900,000	949,500
Everi Holdings, Inc. 5.000%, 07/15/2029 (B)	480,000	491,280
Fontainebleau Las Vegas Holdings LLC 10.250%, 06/15/2015 (A)(B)	2,983,778	7,459
Ford Motor Company 9.000%, 04/22/2025	660,000	806,322
Ford Motor Credit Company LLC
4.000%, 11/13/2030	2,490,000	2,626,950
5.113%, 05/03/2029	1,160,000	1,310,800
5.125%, 06/16/2025	500,000	548,750
High Yield Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer discretionary (continued)
Full House Resorts, Inc. 8.250%, 02/15/2028 (B)		$770,000	$827,750
International Game Technology PLC 4.125%, 04/15/2026 (B)		520,000	540,046
Marston's Issuer PLC (3 month GBP LIBOR + 2.550%) 2.578%, 07/16/2035 (E)	GBP	380,000	417,954
Melco Resorts Finance, Ltd. 5.375%, 12/04/2029 (B)		$650,000	672,552
Mohegan Gaming & Entertainment 7.875%, 10/15/2024 (B)(D)		180,000	188,550
NCL Corp., Ltd.
3.625%, 12/15/2024 (B)		1,530,000	1,445,850
5.875%, 03/15/2026 (B)		310,000	310,775
10.250%, 02/01/2026 (B)		1,420,000	1,640,384
12.250%, 05/15/2024 (B)		860,000	1,014,800
NMG Holding Company, Inc. 7.125%, 04/01/2026 (B)		680,000	719,950
Nordstrom, Inc. 5.000%, 01/15/2044		940,000	934,624
Party City Holdings, Inc. 8.750%, 02/15/2026 (B)		740,000	771,450
PetSmart, Inc.
4.750%, 02/15/2028 (B)		500,000	520,625
7.750%, 02/15/2029 (B)		250,000	274,688
Rent-A-Center, Inc. 6.375%, 02/15/2029 (B)		640,000	689,600
Royal Caribbean Cruises, Ltd.
4.250%, 07/01/2026 (B)		760,000	741,000
5.500%, 08/31/2026 to 04/01/2028 (B)		1,900,000	1,919,299
Sands China, Ltd. 5.400%, 08/08/2028		200,000	230,120
Scientific Games International, Inc. 7.000%, 05/15/2028 (B)		860,000	927,037
Sizzling Platter LLC 8.500%, 11/28/2025 (B)		460,000	474,375
Speedway Motorsports LLC 4.875%, 11/01/2027 (B)		690,000	707,229
StoneMor, Inc. 8.500%, 05/15/2029 (B)		1,060,000	1,084,073
Sugarhouse HSP Gaming Prop Mezz LP 5.875%, 05/15/2025 (B)		380,000	379,772
The Michaels Companies, Inc.
5.250%, 05/01/2028 (B)		440,000	451,550
7.875%, 05/01/2029 (B)		800,000	824,360
TopBuild Corp. 3.625%, 03/15/2029 (B)		830,000	830,813
Viking Cruises, Ltd.
5.875%, 09/15/2027 (B)		570,000	551,475
7.000%, 02/15/2029 (B)		1,980,000	2,001,879
13.000%, 05/15/2025 (B)		1,000,000	1,157,500
VOC Escrow, Ltd. 5.000%, 02/15/2028 (B)		990,000	978,863
WW International, Inc. 4.500%, 04/15/2029 (B)		1,120,000	1,107,400
Wynn Macau, Ltd.
5.125%, 12/15/2029 (B)		300,000	298,125
5.625%, 08/26/2028 (B)		1,090,000	1,104,126
Wynn Resorts Finance LLC 7.750%, 04/15/2025 (B)		900,000	956,250
			46,271,046
Consumer staples – 1.1%
Edgewell Personal Care Company 4.125%, 04/01/2029 (B)		350,000	352,188

The accompanying notes are an integral part of the financial statements.	40

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Consumer staples (continued)
Kraft Heinz Foods Company
5.200%, 07/15/2045	$580,000	$744,275
5.500%, 06/01/2050	220,000	293,421
Simmons Foods, Inc. 4.625%, 03/01/2029 (B)	820,000	834,473
Triton Water Holdings, Inc. 6.250%, 04/01/2029 (B)	820,000	811,579
		3,035,936
Energy – 10.3%
Antero Resources Corp. 5.375%, 03/01/2030 (B)	580,000	590,109
Apache Corp.
5.100%, 09/01/2040	600,000	667,500
7.750%, 12/15/2029	320,000	390,400
Berry Petroleum Company LLC 7.000%, 02/15/2026 (B)	1,790,000	1,776,503
Blue Racer Midstream LLC
6.625%, 07/15/2026 (B)	1,600,000	1,668,000
7.625%, 12/15/2025 (B)	130,000	140,563
Cheniere Energy Partners LP 4.000%, 03/01/2031 (B)	650,000	684,125
Chesapeake Energy Corp. 5.500%, 02/01/2026 (B)	90,000	94,048
CNX Midstream Partners LP 6.500%, 03/15/2026 (B)	20,000	20,550
Colgate Energy Partners III LLC 5.875%, 07/01/2029 (B)	1,360,000	1,377,000
Comstock Resources, Inc.
5.875%, 01/15/2030 (B)	500,000	501,345
7.500%, 05/15/2025 (B)	96,000	99,360
Continental Resources, Inc. 5.750%, 01/15/2031 (B)	610,000	743,438
DCP Midstream Operating LP
6.450%, 11/03/2036 (B)	310,000	375,875
6.750%, 09/15/2037 (B)	1,000,000	1,242,500
Endeavor Energy Resources LP
5.500%, 01/30/2026 (B)	270,000	279,509
5.750%, 01/30/2028 (B)	50,000	52,625
6.625%, 07/15/2025 (B)	550,000	583,248
Energy Transfer LP (6.500% to 11-15-26, then 5 Year CMT + 5.694%) 11/15/2026 (F)	230,000	235,814
EQM Midstream Partners LP
5.500%, 07/15/2028	620,000	676,563
6.000%, 07/01/2025 (B)	260,000	280,800
6.500%, 07/01/2027 (B)	490,000	546,350
6.500%, 07/15/2048	400,000	451,720
EQT Corp.
5.000%, 01/15/2029	1,000,000	1,137,320
6.625%, 02/01/2025	400,000	458,488
MEG Energy Corp.
5.875%, 02/01/2029 (B)	350,000	360,469
7.125%, 02/01/2027 (B)	1,200,000	1,262,712
Northern Oil and Gas, Inc. 8.125%, 03/01/2028 (B)	420,000	436,275
Oasis Petroleum, Inc. 6.375%, 06/01/2026 (B)	1,350,000	1,409,063
Occidental Petroleum Corp.
6.125%, 01/01/2031	330,000	399,036
8.875%, 07/15/2030	1,000,000	1,372,290
Occidental Petroleum Corp. (3 month LIBOR + 1.450%) 1.644%, 08/15/2022 (E)	80,000	79,675
PBF Holding Company LLC 9.250%, 05/15/2025 (B)	220,000	212,300
High Yield Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Energy (continued)
Penn Virginia Escrow LLC 9.250%, 08/15/2026 (B)		$1,730,000	$1,682,425
Petrobras Global Finance BV
5.750%, 02/01/2029		40,000	45,679
6.850%, 06/05/2115		580,000	642,811
Range Resources Corp.
8.250%, 01/15/2029 (B)		800,000	888,048
9.250%, 02/01/2026		520,000	568,628
Tallgrass Energy Partners LP 6.000%, 12/31/2030 (B)		1,000,000	1,017,120
Targa Resources Partners LP 4.875%, 02/01/2031		800,000	870,240
Vesta Energy Corp. 8.125%, 07/24/2023 (B)	CAD	920,000	597,947
Western Midstream Operating LP
3.950%, 06/01/2025		$80,000	83,800
4.350%, 02/01/2025		790,000	830,148
5.500%, 08/15/2048		810,000	928,337
			28,760,756
Financials – 8.8%
Acuris Finance U.S., Inc. 5.000%, 05/01/2028 (B)		550,000	545,875
AmWINS Group, Inc. 4.875%, 06/30/2029 (B)		1,220,000	1,239,825
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/2029 (B)		700,000	681,660
Barclays PLC (5.088% to 6-20-29, then 3 month LIBOR + 3.054%) 06/20/2030		310,000	361,909
Barclays PLC (8.000% to 6-15-24, then 5 Year CMT + 5.672%) 06/15/2024 (F)		400,000	454,500
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) 08/19/2025 (B)(F)		820,000	957,555
Burford Capital Global Finance LLC 6.250%, 04/15/2028 (B)		930,000	981,150
Compass Group Diversified Holdings LLC 5.250%, 04/15/2029 (B)		660,000	690,881
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) 12/23/2025 (B)(F)		820,000	997,415
Credit Suisse Group AG (6.375% to 8-21-26, then 5 Year CMT + 4.822%) 08/21/2026 (B)(F)		1,350,000	1,490,913
FirstCash, Inc. 4.625%, 09/01/2028 (B)		930,000	967,116
Global Aircraft Leasing Company, Ltd. (6.500% Cash or 7.250% PIK) 6.500%, 09/15/2024 (B)		2,759,701	2,735,542
Highlands Holdings Bond Issuer, Ltd. (7.625% Cash or 8.375% PIK) 7.625%, 10/15/2025 (B)		660,000	700,425
Intesa Sanpaolo SpA 4.198%, 06/01/2032 (B)		640,000	658,745
Ladder Capital Finance Holdings LLLP
4.250%, 02/01/2027 (B)		530,000	532,650
4.750%, 06/15/2029 (B)		600,000	613,500
LD Holdings Group LLC
6.125%, 04/01/2028 (B)		820,000	805,941
6.500%, 11/01/2025 (B)		760,000	775,200
Lloyds Banking Group PLC (6.750% to 6-27-26, then 5 Year CMT + 4.815%) 06/27/2026 (F)		610,000	700,951
Midcap Financial Issuer Trust
5.625%, 01/15/2030 (B)		450,000	447,750

The accompanying notes are an integral part of the financial statements.	41

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Financials (continued)
Midcap Financial Issuer Trust (continued)
6.500%, 05/01/2028 (B)	$890,000	$931,349
Navient Corp. 5.000%, 03/15/2027	330,000	346,500
NMI Holdings, Inc. 7.375%, 06/01/2025 (B)	800,000	905,000
Quicken Loans LLC 3.875%, 03/01/2031 (B)	860,000	879,748
Rocket Mortgage LLC 5.250%, 01/15/2028 (B)	890,000	938,950
Starwood Property Trust, Inc. 3.625%, 07/15/2026 (B)	360,000	362,250
StoneX Group, Inc. 8.625%, 06/15/2025 (B)	640,000	692,480
UBS Group AG (7.000% to 1-31-24, then 5 Year U.S. Swap Rate + 4.344%) 01/31/2024 (B)(F)	1,170,000	1,282,659
UniCredit SpA (5.459% to 6-30-30, then 5 Year CMT + 4.750%) 06/30/2035 (B)	790,000	873,117
		24,551,556
Health care – 6.9%
AdaptHealth LLC
4.625%, 08/01/2029 (B)	650,000	651,820
5.125%, 03/01/2030 (B)	960,000	972,365
Akumin, Inc. 7.000%, 11/01/2025 (B)	1,000,000	943,400
Bausch Health Americas, Inc. 9.250%, 04/01/2026 (B)	1,551,000	1,671,203
Bausch Health Companies, Inc.
5.000%, 02/15/2029 (B)	1,600,000	1,494,048
6.250%, 02/15/2029 (B)	1,000,000	992,500
Centene Corp. 4.625%, 12/15/2029	600,000	658,134
Community Health Systems, Inc.
6.125%, 04/01/2030 (B)	1,180,000	1,189,381
6.625%, 02/15/2025 (B)	940,000	988,060
6.875%, 04/15/2029 (B)	1,700,000	1,765,875
Endo Luxembourg Finance Company I Sarl 6.125%, 04/01/2029 (B)	960,000	950,400
HCA, Inc. 5.625%, 09/01/2028	1,500,000	1,788,750
Legacy LifePoint Health LLC 4.375%, 02/15/2027 (B)	380,000	379,050
Par Pharmaceutical, Inc. 7.500%, 04/01/2027 (B)	910,000	921,375
Radiology Partners, Inc. 9.250%, 02/01/2028 (B)	700,000	750,750
RegionalCare Hospital Partners Holdings, Inc. 9.750%, 12/01/2026 (B)	600,000	638,250
Tenet Healthcare Corp. 4.625%, 06/15/2028 (B)	1,000,000	1,035,000
Teva Pharmaceutical Finance Company LLC 6.150%, 02/01/2036	500,000	555,000
U.S. Renal Care, Inc. 10.625%, 07/15/2027 (B)	1,000,000	1,049,810
		19,395,171
Industrials – 12.0%
Air Canada 3.875%, 08/15/2026 (B)	680,000	683,400
Allied Universal Holdco LLC
4.625%, 06/01/2028 (B)	420,000	421,050
6.000%, 06/01/2029 (B)	610,000	609,945
High Yield Fund (continued)
		Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
Allied Universal Holdco LLC (continued)
6.625%, 07/15/2026 (B)		$500,000	$534,375
Alta Equipment Group, Inc. 5.625%, 04/15/2026 (B)		950,000	976,125
American Airlines, Inc.
5.500%, 04/20/2026 (B)		200,000	210,800
5.750%, 04/20/2029 (B)		1,150,000	1,241,845
Anagram International, Inc. (5.000% Cash and 5.000% PIK) 10.000%, 08/15/2026 (B)		82,982	80,493
ATS Automation Tooling Systems, Inc. 4.125%, 12/15/2028 (B)		460,000	474,012
Brundage-Bone Concrete Pumping Holdings, Inc. 6.000%, 02/01/2026 (B)		680,000	709,750
CoreCivic, Inc. 8.250%, 04/15/2026		950,000	1,002,820
Cornerstone Building Brands, Inc. 6.125%, 01/15/2029 (B)		640,000	684,192
CP Atlas Buyer, Inc. 7.000%, 12/01/2028 (B)		650,000	663,000
Delta Air Lines, Inc. 4.750%, 10/20/2028 (B)		1,260,000	1,404,896
Doman Building Materials Group, Ltd. 5.250%, 05/15/2026 (B)	CAD	770,000	614,889
Foundation Building Materials, Inc. 6.000%, 03/01/2029 (B)		$690,000	680,202
GFL Environmental, Inc. 3.750%, 08/01/2025 (B)		500,000	515,000
H&E Equipment Services, Inc. 3.875%, 12/15/2028 (B)		1,240,000	1,245,208
Hawaiian Brand Intellectual Property, Ltd. 5.750%, 01/20/2026 (B)		780,000	821,441
Legends Hospitality Holding Company LLC 5.000%, 02/01/2026 (B)		1,340,000	1,380,200
Madison IAQ LLC 5.875%, 06/30/2029 (B)		1,210,000	1,238,738
Mileage Plus Holdings LLC 6.500%, 06/20/2027 (B)		550,000	597,493
Park-Ohio Industries, Inc. 6.625%, 04/15/2027		100,000	99,193
PM General Purchaser LLC 9.500%, 10/01/2028 (B)		710,000	772,054
Prime Security Services Borrower LLC 6.250%, 01/15/2028 (B)		1,800,000	1,865,250
Resideo Funding, Inc. 4.000%, 09/01/2029 (B)		840,000	840,294
Sensata Technologies BV 4.000%, 04/15/2029 (B)		400,000	414,020
Sensata Technologies, Inc. 4.375%, 02/15/2030 (B)		550,000	589,875
Spirit Loyalty Cayman, Ltd. 8.000%, 09/20/2025 (B)		792,000	896,940
SRM Escrow Issuer LLC 6.000%, 11/01/2028 (B)		1,000,000	1,060,000
The ADT Security Corp. 4.125%, 08/01/2029 (B)		860,000	858,891
The Boeing Company 5.150%, 05/01/2030		430,000	508,760
Titan International, Inc. 7.000%, 04/30/2028 (B)		970,000	1,013,854
TK Elevator US Newco, Inc. 5.250%, 07/15/2027 (B)		590,000	623,376

The accompanying notes are an integral part of the financial statements.	42

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Industrials (continued)
TransDigm, Inc.
4.625%, 01/15/2029 (B)	$720,000	$711,000
6.250%, 03/15/2026 (B)	960,000	1,008,000
8.000%, 12/15/2025 (B)	370,000	395,900
United Airlines 2020-1 Class B Pass Through Trust 4.875%, 01/15/2026	289,618	303,843
United Airlines, Inc.
4.375%, 04/15/2026 (B)	140,000	145,236
4.625%, 04/15/2029 (B)	2,410,000	2,500,375
United Rentals North America, Inc. 5.250%, 01/15/2030	1,260,000	1,381,275
XPO CNW, Inc. 6.700%, 05/01/2034	740,000	891,974
		33,669,984
Information technology – 5.2%
Alliance Data Systems Corp. 4.750%, 12/15/2024 (B)	600,000	615,750
Black Knight InfoServ LLC 3.625%, 09/01/2028 (B)	600,000	607,500
Clarivate Science Holdings Corp. 4.875%, 07/01/2029 (B)	470,000	484,791
CommScope, Inc.
4.750%, 09/01/2029 (B)	710,000	718,989
8.250%, 03/01/2027 (B)	1,800,000	1,897,560
Elastic NV 4.125%, 07/15/2029 (B)	750,000	761,603
Entegris, Inc. 3.625%, 05/01/2029 (B)	450,000	465,030
Gartner, Inc.
3.625%, 06/15/2029 (B)	1,130,000	1,163,081
3.750%, 10/01/2030 (B)	190,000	198,816
Helios Software Holdings, Inc. 4.625%, 05/01/2028 (B)	1,030,000	1,019,370
MPH Acquisition Holdings LLC 5.750%, 11/01/2028 (B)	860,000	821,300
NCR Corp. 5.125%, 04/15/2029 (B)	640,000	663,576
Open Text Holdings, Inc. 4.125%, 02/15/2030 (B)	550,000	579,068
Paysafe Finance PLC 4.000%, 06/15/2029 (B)	1,010,000	972,862
Rackspace Technology Global, Inc. 3.500%, 02/15/2028 (B)	900,000	864,000
Rocket Software, Inc. 6.500%, 02/15/2029 (B)	280,000	263,822
Shift4 Payments LLC 4.625%, 11/01/2026 (B)	600,000	622,332
Square, Inc. 3.500%, 06/01/2031 (B)	810,000	842,400
Vericast Merger Sub, Inc. 11.000%, 09/15/2026 (B)	860,000	911,600
		14,473,450
Materials – 4.2%
ARD Finance SA (6.500% Cash or 7.250% PIK) 6.500%, 06/30/2027 (B)	740,000	779,353
Ardagh Metal Packaging Finance USA LLC 4.000%, 09/01/2029 (B)	1,250,000	1,274,063
Ardagh Packaging Finance PLC 5.250%, 08/15/2027 (B)	720,000	745,200
Cascades, Inc. 5.375%, 01/15/2028 (B)	800,000	843,000
First Quantum Minerals, Ltd.
6.875%, 03/01/2026 to 10/15/2027 (B)	2,240,000	2,401,535
High Yield Fund (continued)
	Shares or Principal Amount	Value
CORPORATE BONDS (continued)
Materials (continued)
First Quantum Minerals, Ltd. (continued)
7.500%, 04/01/2025 (B)	$246,000	$254,918
Freeport-McMoRan, Inc. 5.450%, 03/15/2043	1,790,000	2,288,837
Hudbay Minerals, Inc.
4.500%, 04/01/2026 (B)	250,000	251,300
6.125%, 04/01/2029 (B)	500,000	537,500
Kraton Polymers LLC 4.250%, 12/15/2025 (B)	480,000	493,003
Mercer International, Inc. 5.125%, 02/01/2029	260,000	261,997
Midwest Vanadium Pty, Ltd. 11.500%, 02/15/2018 (A)(B)	1,953,148	2,969
Northwest Acquisitions ULC 7.125%, 11/01/2022 (A)(B)	1,140,000	114
Olin Corp. 5.000%, 02/01/2030	560,000	601,031
Summit Materials LLC 5.250%, 01/15/2029 (B)	970,000	1,026,988
		11,761,808
Real estate – 3.8%
Diversified Healthcare Trust
4.375%, 03/01/2031	500,000	490,625
4.750%, 02/15/2028	800,000	810,000
9.750%, 06/15/2025	680,000	748,000
Five Point Operating Company LP 7.875%, 11/15/2025 (B)	1,240,000	1,296,854
Forestar Group, Inc.
3.850%, 05/15/2026 (B)	580,000	585,075
5.000%, 03/01/2028 (B)	420,000	433,650
IIP Operating Partnership LP 5.500%, 05/25/2026 (B)	390,000	409,526
Kennedy-Wilson, Inc. 5.000%, 03/01/2031	930,000	967,470
MPT Operating Partnership LP
4.625%, 08/01/2029	700,000	748,417
5.000%, 10/15/2027	300,000	317,625
Park Intermediate Holdings LLC 5.875%, 10/01/2028 (B)	410,000	436,650
Realogy Group LLC
5.750%, 01/15/2029 (B)	520,000	544,206
7.625%, 06/15/2025 (B)	520,000	559,884
Service Properties Trust 5.500%, 12/15/2027	640,000	686,287
The GEO Group, Inc.
5.875%, 10/15/2024	480,000	434,400
6.000%, 04/15/2026 (D)	1,500,000	1,267,500
		10,736,169
Utilities – 1.1%
Calpine Corp. 5.000%, 02/01/2031 (B)	700,000	712,250
Suburban Propane Partners LP 5.000%, 06/01/2031 (B)	460,000	473,800
Sunnova Energy Corp. 5.875%, 09/01/2026 (B)	650,000	654,680
Superior Plus LP 4.500%, 03/15/2029 (B)	340,000	352,172
Talen Energy Supply LLC
6.625%, 01/15/2028 (B)	600,000	514,860
7.250%, 05/15/2027 (B)	285,000	246,337
7.625%, 06/01/2028 (B)	70,000	60,557
		3,014,656
TOTAL CORPORATE BONDS (Cost $224,800,573)		$229,202,030

The accompanying notes are an integral part of the financial statements.	43

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
CONVERTIBLE BONDS – 1.8%
Communication services – 0.5%
DISH Network Corp. 3.375%, 08/15/2026	$1,050,000	$1,095,259
Spotify USA, Inc. 2.239%, 03/15/2026 (B)(G)	390,000	352,217
		1,447,476
Consumer discretionary – 0.3%
DraftKings, Inc. 0.650%, 03/15/2028 (B)(G)	220,000	210,748
Liberty Latin America, Ltd. 2.000%, 07/15/2024	90,000	91,467
The Cheesecake Factory, Inc. 0.375%, 06/15/2026	400,000	373,969
		676,184
Energy – 0.3%
Cheniere Energy, Inc. 4.250%, 03/15/2045	1,080,000	902,972
Financials – 0.2%
Apollo Commercial Real Estate Finance, Inc. 4.750%, 08/23/2022	460,000	466,348
Health care – 0.1%
Halozyme Therapeutics, Inc. 0.250%, 03/01/2027 (B)	290,000	263,947
Industrials – 0.3%
Spirit Airlines, Inc. 1.000%, 05/15/2026	980,000	904,638
Information technology – 0.0%
Alteryx, Inc. 0.500%, 08/01/2024	90,000	84,321
Real estate – 0.1%
Realogy Group LLC 0.250%, 06/15/2026 (B)	260,000	260,002
TOTAL CONVERTIBLE BONDS (Cost $4,906,271)		$5,005,888
TERM LOANS (H) – 6.9%
Communication services – 0.4%
Gannett Holdings LLC, 2021 Term Loan B (3 month LIBOR + 7.000%) 7.750%, 01/29/2026	606,565	610,356
iHeartCommunications, Inc., 2020 Term Loan (1 month LIBOR + 3.000%) 3.085%, 05/01/2026	395,515	391,809
		1,002,165
Consumer discretionary – 2.0%
Adtalem Global Education, Inc., 2021 Term Loan B (1 month LIBOR + 4.500%) 5.250%, 02/11/2028	870,000	870,653
Equinox Holdings, Inc., 2020 Term Loan B2 (3 month LIBOR + 9.000%) 10.000%, 03/08/2024	415,800	414,761
First Brands Group LLC, 2021 Term Loan (1 month LIBOR + 5.000%) 6.000%, 03/30/2027	369,075	371,382
Great Outdoors Group LLC, 2021 Term Loan B (6 month LIBOR + 4.250%) 5.000%, 03/06/2028	358,200	359,393
Harbor Freight Tools USA, Inc., 2021 Term Loan B (1 month LIBOR + 2.750%) 3.250%, 10/19/2027	696,491	693,643
PetSmart, Inc., 2021 Term Loan B (6 month LIBOR + 3.750%) 4.500%, 02/12/2028	540,000	540,448
High Yield Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (H) (continued)
Consumer discretionary (continued)
Rent-A-Center, Inc., 2021 Term Loan B (1 month LIBOR + 4.000%) 4.750%, 02/17/2028	$628,425	$630,587
Spencer Spirit IH LLC, Term Loan B (1 month LIBOR + 6.000%) 6.085%, 06/19/2026	750,644	745,764
The Michaels Companies, Inc., 2021 Term Loan B (1 month LIBOR + 4.250%) 5.000%, 04/15/2028	700,000	700,000
Truck Hero, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%) 4.000%, 01/31/2028	359,100	357,394
		5,684,025
Financials – 0.6%
Acrisure LLC, 2020 Term Loan B (2 month LIBOR + 3.500%) 3.607%, 02/15/2027	533,250	524,921
Amerilife Holdings LLC, 2020 Term Loan (1 month LIBOR + 4.000%) 4.096%, 03/18/2027	178,227	177,336
Asurion LLC, 2021 Term Loan B9 (1 month LIBOR + 3.250%) 3.335%, 07/31/2027	798,000	781,872
Deerfield Dakota Holding LLC, 2021 USD 2nd Lien Term Loan (1 month LIBOR + 6.750%) 7.500%, 04/07/2028	250,000	255,625
		1,739,754
Health care – 1.0%
Eyecare Partners LLC, 2020 2nd Lien Term Loan (2 month LIBOR + 8.250%) 8.357%, 02/18/2028	430,000	411,725
Eyecare Partners LLC, 2020 Term Loan (2 month LIBOR + 3.750%) 3.857%, 02/18/2027	573,591	568,164
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%) 4.000%, 05/05/2028	270,000	270,000
Option Care Health, Inc., Term Loan B (1 month LIBOR + 3.750%) 3.835%, 08/06/2026	758,450	756,743
US Renal Care, Inc., 2019 Term Loan B (1 month LIBOR + 5.000%) 5.125%, 06/26/2026	814,259	813,820
		2,820,452
Industrials – 1.1%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B (1 month LIBOR + 3.750%) 4.250%, 05/12/2028	800,000	799,664
CoreCivic, Inc., 2019 Term Loan (1 month LIBOR + 4.500%) 5.500%, 12/18/2024	302,044	298,772
Delta Topco, Inc., 2020 Term Loan B (3 month LIBOR + 3.750%) 4.500%, 12/01/2027	698,250	698,501
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%) 6.250%, 06/21/2027	480,000	508,800
Prime Security Services Borrower LLC, 2021 Term Loan (1, 6 and 12 month LIBOR + 2.750%) 3.500%, 09/23/2026	698,250	696,721
		3,002,458
Information technology – 1.6%
Dcert Buyer, Inc., 2019 Term Loan B (1 month LIBOR + 4.000%) 4.085%, 10/16/2026	698,232	696,682

The accompanying notes are an integral part of the financial statements.	44

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
TERM LOANS (H) (continued)
Information technology (continued)
Dcert Buyer, Inc., 2021 2nd Lien Term Loan (1 month LIBOR + 7.000%) 7.085%, 02/16/2029	$880,000	$886,283
Global Tel*Link Corp., 2018 1st Lien Term Loan (1 month LIBOR + 4.250%) 4.335%, 11/29/2025	797,702	738,161
Peraton Corp., Term Loan B (1 month LIBOR + 3.750%) 4.500%, 02/01/2028	448,875	448,781
Rackspace Technology Global, Inc., 2021 Term Loan (3 month LIBOR + 2.750%) 3.500%, 02/15/2028	548,625	542,508
Redstone Holdco 2 LP, 2021 2nd Lien Term Loan (3 month LIBOR + 7.750%) 8.500%, 04/27/2029	570,000	560,498
Redstone Holdco 2 LP, 2021 Term Loan (3 month LIBOR + 4.750%) 5.500%, 04/27/2028	500,000	498,125
Vericast Corp., Term Loan B7 (1 month LIBOR + 4.750%) 5.750%, 11/03/2023	193,169	181,579
		4,552,617
Materials – 0.2%
Arctic Canadian Diamond Company, Ltd., 2nd Lien PIK Term Loan (3 month LIBOR + 5.000% or 12.500% PIK) 5.000%, 12/31/2027 (I)	462,729	462,729
TOTAL TERM LOANS (Cost $19,196,642)		$19,264,200
ASSET BACKED SECURITIES – 5.0%
AMMC CLO, Ltd. Series 2017-20A, Class E (3 month LIBOR + 5.810%) 6.000%, 04/17/2029 (B)(E)	700,000	687,519
Ares CLO, Ltd. Series 2017-44A, Class CR (3 month LIBOR + 3.400%) 3.599%, 04/15/2034 (B)(E)	410,000	410,188
Ballyrock CLO, Ltd. Series 2016-1A, Class ER (3 month LIBOR + 6.950%) 7.191%, 10/15/2028 (B)(E)	250,000	250,575
Barings CLO, Ltd. Series 2020-4A, Class E (3 month LIBOR + 5.680%) 5.904%, 01/20/2032 (B)(E)	350,000	344,507
Benefit Street Partners CLO XI, Ltd. Series 2017-12A, Class C (3 month LIBOR + 3.050%) 3.291%, 10/15/2030 (B)(E)	250,000	243,501
BlueMountain CLO XXXI, Ltd. Series 2021-31A, Class E (3 month LIBOR + 6.530%) 6.664%, 04/19/2034 (B)(E)	170,000	168,170
BlueMountain CLO, Ltd.
Series 2012-2A, Class ER2 (3 month LIBOR + 5.750%) 5.932%, 11/20/2028 (B)(E)	250,000	248,235
Series 2016-2A, Class DR (3 month LIBOR + 7.790%) 7.972%, 08/20/2032 (B)(E)	375,000	375,896
Cathedral Lake VI, Ltd. Series 2021-6A, Class E (3 month LIBOR + 7.210%) 7.329%, 04/25/2034 (B)(E)	125,000	119,666
High Yield Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Cook Park CLO, Ltd. Series 2018-1A, Class E (3 month LIBOR + 5.400%) 5.623%, 04/17/2030 (B)(E)	$750,000	$734,698
Cumberland Park CLO, Ltd. Series 2015-2A, Class ER (3 month LIBOR + 5.650%) 5.874%, 07/20/2028 (B)(E)	250,000	250,313
Dryden 70 CLO, Ltd. Series 2018-70A, Class E (3 month LIBOR + 6.050%) 6.234%, 01/16/2032 (B)(E)	750,000	744,627
Goldentree Loan Management U.S. CLO 6, Ltd. Series 2019-6A, Class E (3 month LIBOR + 5.220%) 5.408%, 01/20/2033 (B)(E)	550,000	532,587
Greenwood Park CLO, Ltd.
Series 2018-1A, Class D (3 month LIBOR + 2.500%) 2.741%, 04/15/2031 (B)(E)	530,000	522,728
Series 2018-1A, Class E (3 month LIBOR + 4.950%) 5.191%, 04/15/2031 (B)(E)	750,000	725,219
Greywolf CLO IV, Ltd. Series 2019-1RA, Class CR (3 month LIBOR + 3.650%) 3.831%, 04/17/2034 (B)(E)	390,000	390,177
Grippen Park CLO, Ltd. Series 2017-1A, Class E (1 month LIBOR + 5.700%) 5.924%, 01/20/2030 (B)(E)	440,000	437,428
Halsey Point CLO I, Ltd. Series 2019-1A, Class E (3 month LIBOR + 7.700%) 7.924%, 01/20/2033 (B)(E)	600,000	600,242
LCM XXII, Ltd. Series 2022-A, Class DR (3 month LIBOR + 5.500%) 5.724%, 10/20/2028 (B)(E)	500,000	477,424
Madison Park Funding XIII, Ltd. Series 2014-13A, Class DR2 (3 month LIBOR + 2.850%) 3.073%, 04/19/2030 (B)(E)	1,000,000	993,415
Mountain View CLO IX, Ltd. Series 2015-9A, Class CR (3 month LIBOR + 3.120%) 3.304%, 07/15/2031 (B)(E)	670,000	641,591
Oaktree CLO, Ltd. Series 2019-1A, Class D (3 month LIBOR + 3.800%) 4.022%, 04/22/2030 (B)(E)	250,000	245,134
OZLM XI, Ltd. Series 2015-11A, Class CR (3 month LIBOR + 3.600%) 3.805%, 10/30/2030 (B)(E)	1,000,000	1,000,030
Rockland Park CLO, Ltd. Series 2021-1A, Class E (3 month LIBOR + 6.250%) 6.412%, 04/20/2034 (B)(E)	200,000	200,130
Sculptor CLO XXVI, Ltd. Series 26A, Class E (3 month LIBOR + 7.250%) 7.412%, 07/20/2034 (B)(E)	390,000	389,946

The accompanying notes are an integral part of the financial statements.	45

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

High Yield Fund (continued)
	Shares or Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Shackleton CLO, Ltd. Series 2013-3A, Class DR (3 month LIBOR + 3.020%) 3.261%, 07/15/2030 (B)(E)	$500,000	$480,463
Symphony CLO, Ltd. Series 2020-22A, Class D (3 month LIBOR + 3.150%) 3.340%, 04/18/2033 (B)(E)	500,000	500,212
TCI-Symphony CLO, Ltd. Series 2016-1A, Class DR (3 month LIBOR + 3.000%) 3.225%, 10/13/2029 (B)(E)	540,000	540,056
Voya CLO, Ltd. Series 2017-1A, Class C (3 month LIBOR + 3.330%) 3.553%, 04/17/2030 (B)(E)	500,000	497,813
Zais CLO, Ltd. Series 2020-16A, Class D1 (3 month LIBOR + 5.480%) 5.770%, 10/20/2031 (B)(E)	250,000	250,362
TOTAL ASSET BACKED SECURITIES (Cost $13,903,887)		$14,002,852
COMMON STOCKS – 0.8%
Communication services – 0.0%
New Cotai, Inc., Class B (I)(J)(K)	11	0
Consumer discretionary – 0.1%
Party City Holdco, Inc. (K)	14,839	101,054
Energy – 0.7%
Berry Corp.	110,224	661,344
Hercules Offshore, Inc. (I)(K)	120,022	3,424
KCAD Holdings I, Ltd. (I)(J)(K)	752,218,031	752
MWO Holdings LLC (I)(J)(K)	1,134	8,584
Oasis Petroleum, Inc.	9,426	816,197
Permian Production (K)	35,417	1,771
Southwestern Energy Company (K)	124,047	564,414
		2,056,486
TOTAL COMMON STOCKS (Cost $21,173,472)		$2,157,540
PREFERRED SECURITIES – 0.7%
Energy – 0.4%
MPLX LP, 8.461%	17,615	587,989
Targa Resources Corp., 9.500%	500	536,790
		1,124,779
Financials – 0.3%
B. Riley Financial, Inc., 5.250%	13,100	323,439
B. Riley Financial, Inc., 6.000%	11,650	301,153
B. Riley Financial, Inc., 6.875%	6,325	161,983
GMAC Capital Trust I (3 month LIBOR + 5.785%), 5.910% (E)	3,133	82,461
		869,036
TOTAL PREFERRED SECURITIES (Cost $1,955,821)		$1,993,815
SHORT-TERM INVESTMENTS – 1.5%
Short-term funds – 1.5%
John Hancock Collateral Trust, 0.0356% (L)(M)	383,079	3,833,513
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 0.0101% (L)	434,965	434,965
TOTAL SHORT-TERM INVESTMENTS (Cost $4,267,780)		$4,268,478
Total Investments (High Yield Fund) (Cost $293,097,879) – 99.4%		$277,708,261
Other assets and liabilities, net – 0.6%		1,646,110
TOTAL NET ASSETS – 100.0%		$279,354,371
High Yield Fund (continued)
Currency Abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	Pound Sterling
IDR	Indonesian Rupiah
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Non-income producing - Issuer is in default.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $194,727,219 or 69.7% of the fund's net assets as of 8-31-21.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(D)	All or a portion of this security is on loan as of 8-31-21.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(J)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(K)	Non-income producing security.
(L)	The rate shown is the annualized seven-day yield as of 8-31-21.
(M)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.

The accompanying notes are an integral part of the financial statements.	46

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

High Yield Fund (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	156	Long	Dec 2021	$19,275,587	$19,300,125	$24,538
						$24,538

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
GBP	587,667	USD	813,901	MSCS	10/19/2021	—	$(5,861)
MXN	3,526,523	USD	174,507	MSCS	10/19/2021	—	(15)
USD	72,596	CAD	91,114	JPM	10/19/2021	$383	—
USD	902,715	CAD	1,132,731	MSCS	10/19/2021	4,965	—
USD	76,024	EUR	64,004	BNP	10/19/2021	382	—
USD	225,970	EUR	190,000	MSCS	10/19/2021	1,421	—
						$7,151	$(5,876)

SWAPS
Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	Ford Motor Credit Company LLC	1.075%	400,000	USD	$400,000	5.000%	Quarterly	Jun 2023	$(15,683)	$47,902	$32,219
Centrally cleared	Occidental Petroleum Corp.	1.714%	810,000	USD	810,000	1.000%	Quarterly	Jun 2026	(35,771)	11,023	(24,748)
					$1,210,000				$(51,454)	$58,925	$7,471
Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
USD	U.S. Dollar
Derivatives Abbreviations
BNP	BNP Paribas
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
See Notes to financial statements regarding investment transactions and other derivatives information.
International Strategic Equity Allocation Fund
	Shares or Principal Amount	Value
COMMON STOCKS - 88.3%
Australia - 4.4%
Afterpay, Ltd. (A)	13,112	$1,275,398
AGL Energy, Ltd.	37,319	175,577
Ampol, Ltd.	14,183	284,835
APA Group	70,262	470,480
Aristocrat Leisure, Ltd.	34,793	1,154,804
ASX, Ltd.	11,783	754,137
Aurizon Holdings, Ltd.	113,524	312,331
AusNet Services, Ltd.	109,938	155,269
Australia & New Zealand Banking Group, Ltd.	171,384	3,468,848
BHP Group PLC	141,395	4,396,825
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
BHP Group, Ltd.	177,855	$5,884,625
BlueScope Steel, Ltd.	30,315	554,229
Brambles, Ltd.	88,874	785,584
Cochlear, Ltd.	3,956	671,953
Coles Group, Ltd.	80,239	1,058,934
Commonwealth Bank of Australia	107,218	7,812,137
Computershare, Ltd.	32,896	395,298
Crown Resorts, Ltd. (A)	23,047	156,322
CSL, Ltd.	27,466	6,246,951

The accompanying notes are an integral part of the financial statements.	47

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Australia (continued)
Dexus	65,577	$510,322
Domino's Pizza Enterprises, Ltd.	3,634	415,285
Endeavour Group, Ltd. (A)	80,494	429,863
Evolution Mining, Ltd.	101,732	290,269
Fortescue Metals Group, Ltd.	102,073	1,556,130
Goodman Group	100,506	1,697,560
Insurance Australia Group, Ltd.	153,587	586,467
Lendlease Corp., Ltd.	41,321	359,043
Macquarie Group, Ltd.	20,894	2,535,919
Magellan Financial Group, Ltd.	8,550	269,639
Medibank Private, Ltd.	169,845	440,036
Mirvac Group	238,402	542,934
MMG, Ltd. (A)	172,000	82,842
National Australia Bank, Ltd.	199,194	4,015,984
Newcrest Mining, Ltd.	49,187	888,062
Northern Star Resources, Ltd.	66,238	471,213
Oil Search, Ltd.	118,420	320,890
Orica, Ltd.	24,951	238,722
Origin Energy, Ltd.	106,213	343,312
Qantas Airways, Ltd. (A)	57,116	211,484
QBE Insurance Group, Ltd.	92,118	792,702
Ramsay Health Care, Ltd.	11,052	554,953
REA Group, Ltd.	3,163	353,998
Reece, Ltd.	17,464	265,781
Rio Tinto, Ltd.	22,451	1,826,730
Santos, Ltd.	112,943	495,066
Scentre Group	313,190	651,396
SEEK, Ltd.	20,133	476,911
Sonic Healthcare, Ltd.	27,418	868,034
South32, Ltd.	286,858	653,763
Stockland	144,160	485,804
Suncorp Group, Ltd.	80,266	730,343
Sydney Airport (A)	80,372	466,572
Tabcorp Holdings, Ltd.	133,288	464,229
Telstra Corp., Ltd.	251,544	705,220
The GPT Group	117,149	414,738
Transurban Group	165,293	1,710,829
Treasury Wine Estates, Ltd.	43,650	402,029
Vicinity Centres	232,946	294,085
Washington H. Soul Pattinson & Company, Ltd.	6,449	168,148
Wesfarmers, Ltd.	68,381	2,986,644
Westpac Banking Corp.	221,133	4,160,296
WiseTech Global, Ltd.	8,801	309,365
Woodside Petroleum, Ltd.	57,713	816,092
Woolworths Group, Ltd.	76,185	2,319,070
		75,593,311
Austria - 0.2%
Erste Group Bank AG	25,131	1,003,460
OMV AG	13,134	727,501
Raiffeisen Bank International AG	13,004	311,788
Verbund AG	6,065	664,377
voestalpine AG	10,334	469,111
		3,176,237
Belgium - 0.7%
Ageas SA/NV	14,779	738,550
Anheuser-Busch InBev SA/NV	60,496	3,710,353
Elia Group SA/NV	2,342	294,145
Etablissements Franz Colruyt NV	4,219	236,170
Groupe Bruxelles Lambert SA	9,007	1,031,895
KBC Group NV	19,696	1,655,250
Proximus SADP	11,969	234,669
Sofina SA	1,229	543,299
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Belgium (continued)
Solvay SA	5,844	$764,925
UCB SA	10,051	1,149,924
Umicore SA	15,495	1,019,601
		11,378,781
Brazil - 1.0%
Ambev SA	284,200	939,858
Americanas SA (A)	23,210	185,651
Atacadao SA	29,200	102,495
B3 SA - Brasil Bolsa Balcao	372,760	1,014,298
Banco Bradesco SA	86,508	333,598
Banco BTG Pactual SA	68,600	374,920
Banco do Brasil SA	52,000	306,018
Banco Inter SA	20,600	270,069
Banco Santander Brasil SA	24,700	200,340
BB Seguridade Participacoes SA	45,900	169,191
BRF SA (A)	39,300	178,001
CCR SA	72,400	171,521
Centrais Eletricas Brasileiras SA	19,100	138,998
Cia de Saneamento Basico do Estado de Sao Paulo	20,700	144,637
Cia Siderurgica Nacional SA	41,600	280,455
Cosan SA	62,100	264,815
CPFL Energia SA	13,800	77,503
Energisa SA	10,500	90,099
Engie Brasil Energia SA	11,125	80,789
Equatorial Energia SA	54,200	266,765
Hapvida Participacoes e Investimentos SA (B)	66,900	190,448
Hypera SA	22,900	157,529
JBS SA	63,200	380,975
Klabin SA (A)	42,500	216,248
Localiza Rent a Car SA	36,545	391,968
Lojas Renner SA	53,839	396,285
Magazine Luiza SA	175,400	618,724
Natura & Company Holding SA (A)	53,500	534,090
Notre Dame Intermedica Participacoes SA	31,200	482,349
Petrobras Distribuidora SA	70,100	368,612
Petroleo Brasileiro SA	224,200	1,210,579
Raia Drogasil SA	63,600	314,384
Rede D'Or Sao Luiz SA (B)	14,200	188,993
Rumo SA (A)	77,300	279,851
Suzano SA (A)	44,827	528,825
Telefonica Brasil SA	30,100	254,559
TIM SA	50,400	121,448
TOTVS SA	29,300	224,391
Ultrapar Participacoes SA	43,500	121,478
Vale SA	238,070	4,543,349
Via S/A (A)	76,800	154,319
WEG SA	101,040	694,860
		17,964,285
Canada - 6.3%
Agnico Eagle Mines, Ltd.	13,943	802,332
Air Canada (A)	9,985	193,978
Algonquin Power & Utilities Corp.	35,796	555,815
Alimentation Couche-Tard, Inc., Class B	48,732	1,969,134
AltaGas, Ltd.	17,057	341,640
Atco, Ltd., Class I	5,131	172,640
B2Gold Corp.	62,263	240,830
Ballard Power Systems, Inc. (A)	13,753	231,751
Bank of Montreal	37,341	3,716,194
Barrick Gold Corp.	101,962	2,049,504
BCE, Inc.	5,129	267,497
BlackBerry, Ltd. (A)	30,718	350,117

The accompanying notes are an integral part of the financial statements.	48

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Brookfield Asset Management Reinsurance Partners, Ltd., Class A (A)	513	$31,350
Brookfield Asset Management, Inc., Class A	73,747	4,102,803
CAE, Inc. (A)	16,481	475,887
Cameco Corp.	22,792	421,101
Canadian Apartment Properties REIT	5,208	252,258
Canadian Imperial Bank of Commerce	25,956	2,985,974
Canadian National Railway Company	40,855	4,805,518
Canadian Natural Resources, Ltd.	67,788	2,243,212
Canadian Pacific Railway, Ltd.	38,399	2,638,457
Canadian Tire Corp., Ltd., Class A	3,421	520,613
Canadian Utilities, Ltd., Class A	8,253	233,595
Canopy Growth Corp. (A)	13,086	225,179
CCL Industries, Inc., Class B	8,889	507,419
Cenovus Energy, Inc.	75,426	625,934
CGI, Inc. (A)	13,095	1,170,366
CI Financial Corp.	1,530	29,699
Constellation Software, Inc.	1,156	1,959,139
Dollarama, Inc.	16,993	774,864
Emera, Inc.	14,872	702,078
Empire Company, Ltd., Class A	10,100	326,620
Enbridge, Inc.	116,373	4,579,653
Fairfax Financial Holdings, Ltd.	1,628	720,635
First Capital Real Estate Investment Trust	895	12,783
First Quantum Minerals, Ltd.	33,771	703,445
FirstService Corp.	2,299	426,982
Fortis, Inc.	27,467	1,258,346
Franco-Nevada Corp.	10,933	1,594,910
George Weston, Ltd.	4,492	484,217
GFL Environmental, Inc.	9,011	317,472
Gildan Activewear, Inc.	11,742	451,383
Great-West Lifeco, Inc.	19,183	593,439
Hydro One, Ltd. (B)	19,778	492,236
iA Financial Corp., Inc.	7,089	393,094
IGM Financial, Inc.	5,658	206,337
Imperial Oil, Ltd.	15,021	397,536
Intact Financial Corp.	9,306	1,267,428
Inter Pipeline, Ltd.	22,716	360,100
Ivanhoe Mines, Ltd., Class A (A)	34,886	281,488
Keyera Corp.	13,054	314,335
Kinross Gold Corp.	73,835	444,186
Kirkland Lake Gold, Ltd.	15,353	612,222
Lightspeed Commerce, Inc. (A)	5,582	619,677
Loblaw Companies, Ltd.	10,457	736,752
Lundin Mining Corp.	38,835	313,967
Magna International, Inc.	16,572	1,308,658
Metro, Inc.	14,610	744,251
National Bank of Canada	19,541	1,551,013
Northland Power, Inc.	13,099	433,363
Nutrien, Ltd.	32,926	2,001,684
Nuvei Corp. (A)	3,282	425,400
Onex Corp.	4,922	344,870
Open Text Corp.	16,040	879,902
Pan American Silver Corp.	12,044	312,734
Parkland Corp.	8,778	262,091
Pembina Pipeline Corp.	31,779	968,496
Power Corp. of Canada	34,551	1,192,368
Quebecor, Inc., Class B	10,098	251,960
Restaurant Brands International, Inc.	15,930	1,023,490
RioCan Real Estate Investment Trust	10,317	183,255
Ritchie Brothers Auctioneers, Inc.	6,387	400,184
Rogers Communications, Inc., Class B	20,762	1,057,806
Royal Bank of Canada	82,032	8,426,542
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Canada (continued)
Saputo, Inc.	14,564	$409,683
Shaw Communications, Inc., Class B	27,015	795,044
Shopify, Inc., Class A (A)	6,421	9,805,124
SmartCentres Real Estate Investment Trust	892	21,571
Sun Life Financial, Inc.	36,193	1,863,510
Suncor Energy, Inc.	87,731	1,638,285
TC Energy Corp.	54,166	2,571,667
Teck Resources, Ltd., Class B	27,083	610,717
TELUS Corp.	25,709	592,368
The Bank of Nova Scotia	69,993	4,335,555
The Toronto-Dominion Bank	104,160	6,764,022
Thomson Reuters Corp.	10,275	1,200,603
TMX Group, Ltd.	3,446	379,111
Toromont Industries, Ltd.	4,859	408,547
West Fraser Timber Company, Ltd.	4,993	385,541
Wheaton Precious Metals Corp.	25,727	1,159,464
WSP Global, Inc.	6,601	861,874
Yamana Gold, Inc.	57,062	251,920
		109,328,794
Chile - 0.1%
Antofagasta PLC	26,552	531,888
Banco de Chile	2,819,023	275,474
Banco de Credito e Inversiones SA	3,306	143,208
Banco Santander Chile	3,894,414	205,781
Cencosud SA	91,038	171,760
Cencosud Shopping SA	33,996	48,324
Cia Cervecerias Unidas SA	9,179	92,639
Colbun SA	482,702	79,899
Empresas CMPC SA	71,446	158,708
Empresas COPEC SA	24,599	228,842
Enel Americas SA	1,365,763	191,916
Enel Chile SA	1,697,251	86,634
Falabella SA	47,477	188,044
		2,403,117
China - 7.6%
21Vianet Group, Inc., ADR (A)	5,200	102,908
360 DigiTech, Inc., ADR (A)	5,100	116,280
3SBio, Inc. (A)(B)	75,600	84,221
51job, Inc., ADR (A)	1,800	138,240
AAC Technologies Holdings, Inc.	43,100	238,932
Agile Group Holdings, Ltd.	69,900	80,160
Agora, Inc., ADR (A)	2,900	98,368
Agricultural Bank of China, Ltd., H Shares	1,548,200	519,015
Air China, Ltd., H Shares (A)	105,300	70,622
Airtac International Group	8,000	243,515
Akeso, Inc. (A)(B)	17,000	88,048
Alibaba Group Holding, Ltd. (A)	895,600	18,753,497
A-Living Smart City Services Company, Ltd. (B)	33,000	131,153
Aluminum Corp. of China, Ltd., H Shares (A)	234,600	170,237
Anhui Conch Cement Company, Ltd., H Shares	73,600	398,221
Anhui Gujing Distillery Company, Ltd., B Shares	6,200	75,661
ANTA Sports Products, Ltd.	63,500	1,304,345
Autohome, Inc., ADR	4,100	181,466
AviChina Industry & Technology Company, Ltd., H Shares	147,000	123,003
Baidu, Inc., ADR (A)	15,900	2,496,618
Bank of China, Ltd., H Shares	4,719,600	1,653,906
Bank of Communications Company, Ltd., H Shares	512,900	294,560

The accompanying notes are an integral part of the financial statements.	49

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Baozun, Inc., ADR (A)	3,600	$86,688
BeiGene, Ltd., ADR (A)	2,700	832,410
Beijing Capital International Airport Company, Ltd., H Shares (A)	108,900	65,558
Bilibili, Inc., ADR (A)	9,500	762,185
Burning Rock Biotech, Ltd., ADR (A)	2,600	48,438
BYD Company, Ltd., H Shares	46,500	1,563,289
BYD Electronic International Company, Ltd.	39,900	182,518
CanSino Biologics, Inc., H Shares (A)(B)(C)	4,800	189,691
China Aoyuan Group, Ltd.	72,000	43,047
China Bohai Bank Company, Ltd., H Shares (B)	148,500	60,117
China Cinda Asset Management Company, Ltd., H Shares	567,200	100,599
China CITIC Bank Corp., Ltd., H Shares	530,000	243,654
China Communications Services Corp., Ltd., H Shares	149,200	79,285
China Conch Venture Holdings, Ltd.	96,300	394,139
China Construction Bank Corp., H Shares	5,694,500	4,103,218
China East Education Holdings, Ltd. (A)(B)	31,500	33,797
China Everbright Bank Company, Ltd., H Shares	180,000	64,516
China Evergrande Group (C)	117,900	66,161
China Feihe, Ltd. (B)	210,000	379,475
China Galaxy Securities Company, Ltd., H Shares	223,000	125,183
China Hongqiao Group, Ltd.	135,500	200,977
China Huarong Asset Management Company, Ltd., H Shares (A)(B)(D)	650,600	42,663
China Huishan Dairy Holdings Company, Ltd. (A)(D)	175,000	0
China International Capital Corp., Ltd., H Shares (B)	85,600	199,043
China Lesso Group Holdings, Ltd.	64,000	136,982
China Life Insurance Company, Ltd., H Shares	458,200	768,289
China Literature, Ltd. (A)(B)(C)	23,800	200,192
China Longyuan Power Group Corp., Ltd., H Shares	197,700	402,942
China Medical System Holdings, Ltd.	80,300	157,610
China Meidong Auto Holdings, Ltd.	32,000	160,507
China Merchants Bank Company, Ltd., H Shares	229,700	1,894,476
China Minsheng Banking Corp., Ltd., H Shares (C)	327,020	136,574
China Molybdenum Company, Ltd., H Shares	192,100	149,870
China National Building Material Company, Ltd., H Shares	229,700	313,678
China Oilfield Services, Ltd., H Shares	108,000	93,813
China Pacific Insurance Group Company, Ltd., H Shares	162,400	457,703
China Petroleum & Chemical Corp., H Shares	1,437,300	691,539
China Railway Group, Ltd., H Shares	235,600	112,835
China Resources Mixc Lifestyle Services, Ltd. (B)	20,200	106,012
China Resources Pharmaceutical Group, Ltd. (B)	99,600	51,798
China Shenhua Energy Company, Ltd., H Shares	201,000	444,473
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
China Southern Airlines Company, Ltd., H Shares (A)	100,800	$58,626
China Tower Corp., Ltd., H Shares (B)	2,480,000	325,294
China Vanke Company, Ltd., H Shares	100,300	270,625
China Yuhua Education Corp., Ltd. (B)	88,000	47,023
Chindata Group Holdings, Ltd., ADR (A)	5,100	60,588
Chongqing Rural Commercial Bank Company, Ltd., H Shares	144,700	55,354
CIFI Ever Sunshine Services Group, Ltd.	44,000	90,893
CIFI Holdings Group Company, Ltd.	196,000	131,756
CITIC Securities Company, Ltd., H Shares	136,200	344,964
CITIC, Ltd.	351,600	436,839
COSCO SHIPPING Holdings Company, Ltd., H Shares (A)(C)	198,600	374,835
Country Garden Holdings Company, Ltd.	458,300	506,559
Country Garden Services Holdings Company, Ltd.	87,000	663,872
CSPC Pharmaceutical Group, Ltd.	530,096	672,481
Dada Nexus, Ltd., ADR (A)	3,500	82,880
Dali Foods Group Company, Ltd. (B)	118,000	66,095
Daqo New Energy Corp., ADR (A)	3,100	190,061
Dongfeng Motor Group Company, Ltd., H Shares	163,300	178,812
DouYu International Holdings, Ltd., ADR (A)	5,600	23,968
ENN Energy Holdings, Ltd.	46,600	922,105
Flat Glass Group Company, Ltd., H Shares (C)	24,000	140,277
Fosun International, Ltd.	152,000	192,264
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	35,300	217,229
Ganfeng Lithium Company, Ltd., H Shares (B)	15,400	354,810
Gaotu Techedu, Inc., ADR (A)(C)	7,200	20,736
GDS Holdings, Ltd., ADR (A)	5,200	304,096
Genscript Biotech Corp. (A)	66,000	313,780
GF Securities Company, Ltd., H Shares	68,000	120,839
GOME Retail Holdings, Ltd. (A)	686,200	74,144
Great Wall Motor Company, Ltd., H Shares	183,400	845,900
Greentown China Holdings, Ltd.	51,000	78,232
Greentown Service Group Company, Ltd.	84,000	89,828
Guangzhou Automobile Group Company, Ltd., H Shares	173,080	174,260
Guangzhou R&F Properties Company, Ltd., H Shares	102,000	86,966
Guotai Junan Securities Company, Ltd., H Shares (B)	7,400	10,342
Haidilao International Holding, Ltd. (B)	62,000	253,033
Haier Smart Home Company, Ltd., H Shares	115,120	433,658
Haitian International Holdings, Ltd.	38,400	146,824
Haitong Securities Company, Ltd., H Shares	166,500	153,834
Hangzhou Tigermed Consulting Company, Ltd., H Shares (B)	7,300	129,522
Hansoh Pharmaceutical Group Company, Ltd. (B)	70,000	190,858
Hello Group, Inc., ADR	9,500	124,830
Hengan International Group Company, Ltd.	38,600	223,536
HengTen Networks Group, Ltd. (A)(C)	164,000	80,482
Hua Hong Semiconductor, Ltd. (A)(B)	31,000	182,443
Huaneng Power International, Inc., H Shares	211,700	102,403

The accompanying notes are an integral part of the financial statements.	50

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Huatai Securities Company, Ltd., H Shares (B)	97,300	$139,569
Huazhu Group, Ltd., ADR (A)	10,500	507,045
HUYA, Inc., ADR (A)	4,700	50,243
I-Mab, ADR (A)	1,900	134,748
Industrial & Commercial Bank of China, Ltd., H Shares	3,333,800	1,856,508
Innovent Biologics, Inc. (A)(B)	68,500	553,114
iQIYI, Inc., ADR (A)	16,600	150,396
JD Health International, Inc. (A)(B)	16,900	158,121
JD.com, Inc., ADR (A)	51,100	4,014,416
Jiangsu Expressway Company, Ltd., H Shares	72,900	75,623
Jiangxi Copper Company, Ltd., H Shares	65,400	132,332
Jinxin Fertility Group, Ltd. (A)(B)	74,000	117,589
Jiumaojiu International Holdings, Ltd. (B)	42,000	140,964
Kaisa Group Holdings, Ltd. (A)	168,000	55,921
KE Holdings, Inc., ADR (A)	21,000	379,890
Kingdee International Software Group Company, Ltd. (A)	153,000	557,131
Kingsoft Cloud Holdings, Ltd., ADR (A)(C)	3,200	103,008
Kingsoft Corp., Ltd.	56,600	227,044
Kuaishou Technology (A)(B)(C)	15,900	173,489
KWG Group Holdings, Ltd.	76,000	80,012
Lenovo Group, Ltd.	428,000	472,098
Li Auto, Inc., ADR (A)	27,900	860,994
Li Ning Company, Ltd.	132,500	1,776,796
Logan Group Company, Ltd.	81,000	96,549
Longfor Group Holdings, Ltd. (B)	107,400	464,754
Lufax Holding, Ltd., ADR (A)	10,400	90,168
Meituan, Class B (A)(B)	213,200	6,816,979
Microport Scientific Corp.	37,000	229,505
Ming Yuan Cloud Group Holdings, Ltd. (A)	22,000	76,445
Minth Group, Ltd.	44,000	182,613
NetEase, Inc., ADR	23,700	2,308,854
New China Life Insurance Company, Ltd., H Shares	57,100	168,088
New Oriental Education & Technology Group, Inc., ADR (A)	91,300	206,338
NIO, Inc., ADR (A)	76,400	3,003,284
Noah Holdings, Ltd., ADR (A)	2,100	81,858
Nongfu Spring Company, Ltd., H Shares (B)	23,400	123,832
OneConnect Financial Technology Company, Ltd., ADR (A)	6,800	31,960
PetroChina Company, Ltd., H Shares	1,248,700	545,457
Pharmaron Beijing Company, Ltd., H Shares (B)	7,900	175,279
PICC Property & Casualty Company, Ltd., H Shares	430,950	389,627
Pinduoduo, Inc., ADR (A)	25,900	2,590,518
Ping An Healthcare and Technology Company, Ltd. (A)(B)(C)	27,000	199,545
Ping An Insurance Group Company of China, Ltd., H Shares	374,800	2,902,107
Poly Property Services Company, Ltd., H Shares	7,000	42,790
Postal Savings Bank of China Company, Ltd., H Shares (B)	474,000	341,481
Powerlong Real Estate Holdings, Ltd.	85,000	69,053
RLX Technology, Inc., ADR (A)(C)	7,900	40,606
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Sany Heavy Equipment International Holdings Company, Ltd.	64,000	$82,242
Seazen Group, Ltd. (A)	128,000	113,368
Shandong Gold Mining Company, Ltd., H Shares (B)	36,250	58,577
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	148,000	243,524
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares (C)	29,600	189,888
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., B Shares	61,880	55,599
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	47,300	93,835
Shenzhou International Group Holdings, Ltd.	48,800	1,057,795
Shimao Services Holdings, Ltd. (B)	35,000	82,007
Silergy Corp.	5,000	715,093
Sinopharm Group Company, Ltd., H Shares	81,100	208,711
Sinotruk Hong Kong, Ltd.	42,000	82,751
Smoore International Holdings, Ltd. (B)	70,000	375,704
Sunac China Holdings, Ltd.	152,300	389,403
Sunac Services Holdings, Ltd. (B)	37,000	96,392
Sunny Optical Technology Group Company, Ltd.	42,100	1,274,013
TAL Education Group, ADR (A)	24,400	129,808
Tencent Holdings, Ltd.	340,300	21,017,881
Tencent Music Entertainment Group, ADR (A)	39,400	348,296
The People's Insurance Company Group of China, Ltd., H Shares	524,200	161,703
Tingyi Cayman Islands Holding Corp.	114,700	204,252
Tongcheng-Elong Holdings, Ltd. (A)	58,000	135,209
Topsports International Holdings, Ltd. (B)	91,000	119,985
TravelSky Technology, Ltd., H Shares	55,500	103,965
Trip.com Group, Ltd., ADR (A)	30,000	914,700
Tsingtao Brewery Company, Ltd., H Shares	31,000	253,655
Uni-President China Holdings, Ltd.	75,000	70,887
UP Fintech Holding, Ltd., ADR (A)(C)	4,700	64,766
Venus MedTech Hangzhou, Inc., H Shares (A)(B)	12,500	59,166
Vipshop Holdings, Ltd., ADR (A)	26,400	390,456
Want Want China Holdings, Ltd.	286,500	194,694
Weibo Corp., ADR (A)	3,680	185,914
Weichai Power Company, Ltd., H Shares	114,000	287,662
Weimob, Inc. (A)(B)(C)	100,000	146,588
WuXi AppTec Company, Ltd., H Shares (B)	19,883	396,528
Wuxi Biologics Cayman, Inc. (A)(B)	199,000	3,080,910
Xiaomi Corp., Class B (A)(B)	848,800	2,736,033
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares (C)	46,000	88,186
Xinyi Solar Holdings, Ltd.	286,000	692,173
XPeng, Inc., ADR (A)	22,700	964,750
Yadea Group Holdings, Ltd. (B)	70,000	124,553
Yanzhou Coal Mining Company, Ltd., H Shares	88,700	154,616
Yihai International Holding, Ltd. (A)	28,000	151,481
Yum China Holdings, Inc.	24,884	1,531,859
Zai Lab, Ltd., ADR (A)	4,500	650,250
Zhaojin Mining Industry Company, Ltd., H Shares	57,500	46,966

The accompanying notes are an integral part of the financial statements.	51

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
China (continued)
Zhejiang Expressway Company, Ltd., H Shares	89,800	$78,748
Zhenro Properties Group, Ltd.	77,000	44,947
ZhongAn Online P&C Insurance Company, Ltd., H Shares (A)(B)(C)	29,300	142,866
Zhongsheng Group Holdings, Ltd.	33,500	280,094
Zhuzhou CRRC Times Electric Company, Ltd., H Shares (A)	32,400	194,729
Zijin Mining Group Company, Ltd., H Shares	335,200	474,300
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	79,000	75,278
ZTE Corp., H Shares	45,500	160,262
ZTO Express Cayman, Inc., ADR	26,000	733,460
		130,663,895
Colombia - 0.1%
Bancolombia SA	48,149	396,904
Ecopetrol SA	933,444	654,549
Grupo de Inversiones Suramericana SA	46,592	237,339
Interconexion Electrica SA ESP	84,227	507,264
		1,796,056
Czech Republic - 0.0%
CEZ AS	10,549	332,526
Komercni banka AS (A)	4,969	191,063
Moneta Money Bank AS (A)(B)	23,295	94,583
		618,172
Denmark - 1.7%
A.P. Moller - Maersk A/S, Series A	187	506,757
A.P. Moller - Maersk A/S, Series B	376	1,071,134
Ambu A/S, Class B	10,051	317,873
Carlsberg A/S, Class B	6,231	1,088,338
Chr. Hansen Holding A/S	6,293	580,420
Coloplast A/S, B Shares	7,096	1,229,442
Danske Bank A/S	42,129	706,946
Demant A/S (A)	6,540	370,968
DSV Panalpina A/S	12,501	3,184,278
Genmab A/S (A)	3,950	1,871,246
GN Store Nord A/S	7,719	581,047
Novo Nordisk A/S, B Shares	103,857	10,397,121
Novozymes A/S, B Shares	12,485	1,009,251
Orsted A/S (B)	11,396	1,811,789
Pandora A/S	6,032	723,021
Rockwool International A/S, B Shares	515	272,454
Tryg A/S	22,106	547,352
Vestas Wind Systems A/S	60,967	2,460,069
		28,729,506
Finland - 1.0%
Elisa OYJ	10,288	659,365
Fortum OYJ	32,671	993,034
Kesko OYJ, B Shares	19,984	826,928
Kone OYJ, B Shares	24,920	2,067,867
Neste OYJ	31,053	1,891,497
Nokia OYJ (A)	397,521	2,387,959
Nordea Bank ABP	206,161	2,421,370
Orion OYJ, Class B	7,705	314,288
Sampo OYJ, A Shares	37,450	1,935,239
Stora Enso OYJ, R Shares	42,808	839,863
UPM-Kymmene OYJ	39,176	1,595,973
Wartsila OYJ ABP	34,965	496,019
		16,429,402
France - 6.9%
Accor SA (A)	10,379	357,914
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Aeroports de Paris (A)	1,792	$211,034
Air Liquide SA	29,245	5,241,938
Airbus SE (A)	36,380	4,976,640
Alstom SA	17,164	737,934
Amundi SA (B)	3,832	362,672
Arkema SA	3,801	505,171
Atos SE	6,181	321,359
AXA SA	122,727	3,447,829
BioMerieux	2,538	310,843
BNP Paribas SA	69,754	4,418,904
Bollore SA	53,273	315,752
Bouygues SA	14,055	588,535
Bureau Veritas SA	17,928	595,840
Capgemini SE	9,912	2,228,091
Carrefour SA	37,784	752,207
Cie de Saint-Gobain	31,321	2,270,550
Cie Generale des Etablissements Michelin SCA	10,430	1,688,573
CNP Assurances	13,125	224,896
Covivio	3,167	301,837
Credit Agricole SA	72,567	1,047,411
Danone SA	40,234	2,938,117
Dassault Aviation SA	155	174,989
Dassault Systemes SE	40,606	2,319,250
Edenred	15,100	856,463
Eiffage SA	5,148	535,642
Electricite de France SA	28,867	391,490
Engie SA	112,601	1,613,548
EssilorLuxottica SA	17,583	3,454,882
Eurazeo SE	2,406	247,510
Faurecia SE	7,176	346,677
Gecina SA	2,793	434,165
Getlink SE	26,979	434,590
Hermes International	1,950	2,870,025
Iliad SA	891	191,600
Ipsen SA	2,318	231,859
Kering SA	4,630	3,687,889
Klepierre SA (A)	12,611	309,172
La Francaise des Jeux SAEM (B)	5,843	302,370
Legrand SA	16,458	1,888,294
L'Oreal SA	15,546	7,293,234
LVMH Moet Hennessy Louis Vuitton SE	17,141	12,698,220
Orange SA	123,144	1,400,048
Orpea SA	3,142	396,077
Pernod Ricard SA	12,929	2,721,655
Publicis Groupe SA	13,775	904,329
Remy Cointreau SA	1,378	271,367
Renault SA (A)	11,857	441,366
Safran SA	21,177	2,656,558
Sanofi	70,058	7,260,708
Sartorius Stedim Biotech	1,700	1,031,166
Schneider Electric SE	33,301	5,949,768
SCOR SE	10,351	317,669
SEB SA	1,666	262,248
Societe Generale SA	50,579	1,591,928
Sodexo SA (A)	5,436	450,431
Suez SA	20,965	486,484
Teleperformance	3,614	1,598,780
Thales SA	6,587	669,025
TotalEnergies SE	154,149	6,818,410
Ubisoft Entertainment SA (A)	5,671	360,233
Unibail-Rodamco-Westfield (Euronext Amsterdam Exchange) (A)	7,669	672,032
Valeo	14,056	401,194

The accompanying notes are an integral part of the financial statements.	52

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
France (continued)
Veolia Environnement SA	33,190	$1,138,990
Vinci SA	32,862	3,525,810
Vivendi SE (C)	43,778	1,667,571
Wendel SE	1,637	237,554
Worldline SA (A)(B)	14,651	1,304,568
		118,661,885
Germany - 6.2%
adidas AG	13,760	4,881,354
Allianz SE	30,241	7,099,422
BASF SE	66,455	5,140,902
Bayer AG	70,951	3,947,063
Bayerische Motoren Werke AG	23,994	2,277,479
Bechtle AG	5,808	419,944
Beiersdorf AG	7,217	875,884
Brenntag SE	11,118	1,122,009
Carl Zeiss Meditec AG, Bearer Shares	2,905	641,880
Commerzbank AG (A)	70,711	442,537
Continental AG (A)	7,928	1,065,425
Covestro AG (B)	14,056	910,934
Daimler AG	61,963	5,226,869
Delivery Hero SE (A)(B)	11,324	1,643,460
Deutsche Bank AG (A)	149,989	1,854,778
Deutsche Boerse AG	13,761	2,373,177
Deutsche Lufthansa AG (A)(C)	21,203	212,416
Deutsche Post AG	71,607	5,034,621
Deutsche Telekom AG	240,694	5,117,934
Deutsche Wohnen SE	24,595	1,526,687
E.ON SE	161,187	2,126,630
Evonik Industries AG	15,179	512,504
Fresenius Medical Care AG & Company KGaA	14,822	1,139,662
Fresenius SE & Company KGaA	30,310	1,575,914
GEA Group AG	10,940	504,966
Hannover Rueck SE	4,626	851,307
HeidelbergCement AG	10,730	930,575
HelloFresh SE (A)	11,893	1,284,061
Henkel AG & Company KGaA	7,459	671,346
Infineon Technologies AG	94,661	4,030,449
KION Group AG	5,201	556,541
Knorr-Bremse AG	5,170	620,792
LANXESS AG	6,128	446,685
LEG Immobilien SE	5,167	824,177
Merck KGaA	9,349	2,221,289
MTU Aero Engines AG	3,875	889,300
Muenchener Rueckversicherungs-Gesellschaft AG	10,357	3,022,879
Nemetschek SE	4,087	400,562
Puma SE	7,598	922,509
Rational AG	364	416,568
RWE AG	46,345	1,809,667
SAP SE	75,473	11,336,792
Scout24 AG (B)	6,390	537,227
Siemens AG	55,318	9,176,963
Siemens Energy AG (A)	28,864	837,673
Siemens Healthineers AG (B)	19,359	1,346,358
Symrise AG	9,183	1,306,831
TeamViewer AG (A)(B)	11,503	383,240
Telefonica Deutschland Holding AG	71,575	200,920
Uniper SE	6,503	258,186
United Internet AG	6,900	298,237
Volkswagen AG	2,319	775,919
Vonovia SE	38,713	2,613,546
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Germany (continued)
Zalando SE (A)(B)	11,951	$1,325,063
		107,970,113
Hong Kong - 1.8%
AIA Group, Ltd.	481,200	5,745,878
Alibaba Health Information Technology, Ltd. (A)	237,100	391,353
Alibaba Pictures Group, Ltd. (A)	685,600	73,072
Beijing Enterprises Holdings, Ltd.	32,000	110,126
Beijing Enterprises Water Group, Ltd. (A)	260,500	107,440
BOC Hong Kong Holdings, Ltd.	147,000	444,848
Bosideng International Holdings, Ltd.	190,000	155,109
Brilliance China Automotive Holdings, Ltd. (A)	193,500	74,691
Budweiser Brewing Company APAC, Ltd. (B)	67,900	169,664
China Education Group Holdings, Ltd. (C)	46,000	86,969
China Everbright Environment Group, Ltd.	227,200	157,078
China Everbright, Ltd.	63,100	79,187
China Gas Holdings, Ltd.	182,600	528,556
China Jinmao Holdings Group, Ltd.	332,900	108,227
China Mengniu Dairy Company, Ltd. (A)	186,900	1,124,159
China Merchants Port Holdings Company, Ltd.	88,300	148,549
China Overseas Land & Investment, Ltd.	229,500	528,696
China Overseas Property Holdings, Ltd.	75,000	63,962
China Power International Development, Ltd.	219,000	88,434
China Resources Beer Holdings Company, Ltd.	87,200	717,079
China Resources Cement Holdings, Ltd.	146,000	143,151
China Resources Gas Group, Ltd.	55,100	334,010
China Resources Land, Ltd.	189,700	704,606
China Resources Power Holdings Company, Ltd.	117,100	287,753
China State Construction International Holdings, Ltd.	121,500	98,257
China Taiping Insurance Holdings Company, Ltd.	105,000	153,414
China Traditional Chinese Medicine Holdings Company, Ltd. (A)	164,000	78,060
China Youzan, Ltd. (A)	808,000	113,115
Chow Tai Fook Jewellery Group, Ltd.	78,000	157,793
CK Asset Holdings, Ltd.	80,000	520,967
CK Hutchison Holdings, Ltd.	108,500	790,977
CK Infrastructure Holdings, Ltd.	25,500	154,608
CLP Holdings, Ltd.	64,500	644,737
COSCO SHIPPING Ports, Ltd.	111,700	92,890
ESR Cayman, Ltd. (A)(B)	78,600	239,446
Far East Horizon, Ltd.	100,800	114,539
Futu Holdings, Ltd., ADR (A)(C)	2,000	190,380
Galaxy Entertainment Group, Ltd. (A)	86,000	551,398
Geely Automobile Holdings, Ltd.	347,300	1,258,694
Guangdong Investment, Ltd.	174,900	242,897
Hang Lung Properties, Ltd.	78,000	187,312
Hang Seng Bank, Ltd.	29,900	534,533
Henderson Land Development Company, Ltd.	56,041	253,554
HK Electric Investments & HK Electric Investments, Ltd.	83,500	83,049
HKT Trust & HKT, Ltd.	146,000	199,084
Hong Kong & China Gas Company, Ltd.	434,739	698,956
Hong Kong Exchanges & Clearing, Ltd.	47,600	3,007,085
Hongkong Land Holdings, Ltd.	44,900	188,398

The accompanying notes are an integral part of the financial statements.	53

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Hopson Development Holdings, Ltd.	38,500	$149,985
Hutchmed China, Ltd., ADR (A)	5,000	201,800
Jardine Matheson Holdings, Ltd.	8,500	460,949
Kingboard Holdings, Ltd.	40,200	197,660
Kingboard Laminates Holdings, Ltd.	56,000	110,122
Kunlun Energy Company, Ltd.	232,900	246,325
Lee & Man Paper Manufacturing, Ltd.	78,500	68,896
Link REIT	81,000	744,747
Melco Resorts & Entertainment, Ltd., ADR (A)	8,400	115,584
MTR Corp., Ltd.	59,500	334,959
New World Development Company, Ltd.	59,250	278,690
Nine Dragons Paper Holdings, Ltd.	97,900	133,743
Perennial Energy Holdings, Ltd.	45,000	9,879
Power Assets Holdings, Ltd.	53,500	335,767
Shenzhen International Holdings, Ltd.	74,500	97,219
Shenzhen Investment, Ltd.	160,000	47,492
Shimao Group Holdings, Ltd.	73,900	152,701
Sino Biopharmaceutical, Ltd.	611,350	511,319
Sino Land Company, Ltd.	127,000	187,035
SJM Holdings, Ltd. (A)	75,000	65,266
SSY Group, Ltd.	80,000	49,638
Sun Art Retail Group, Ltd. (C)	110,700	67,159
Sun Hung Kai Properties, Ltd.	51,500	726,355
Swire Pacific, Ltd., Class A	19,500	132,012
Swire Properties, Ltd.	45,200	122,163
Techtronic Industries Company, Ltd.	54,500	1,206,206
The Bank of East Asia, Ltd.	51,000	85,544
The Wharf Holdings, Ltd.	82,000	276,756
Vinda International Holdings, Ltd. (C)	21,000	61,896
WH Group, Ltd. (B)(C)	383,000	332,201
Wharf Real Estate Investment Company, Ltd.	66,000	326,846
Xinyi Glass Holdings, Ltd.	72,000	302,561
Yuexiu Property Company, Ltd.	81,800	76,679
		31,142,894
Hungary - 0.1%
MOL Hungarian Oil & Gas PLC	29,719	243,667
OTP Bank NYRT (A)	16,474	994,894
Richter Gedeon NYRT	10,298	308,663
		1,547,224
Indonesia - 0.4%
Adaro Energy Tbk PT	949,000	83,771
Aneka Tambang Tbk	547,000	91,593
Astra International Tbk PT	1,328,500	486,357
Bank Central Asia Tbk PT	715,200	1,641,682
Bank Mandiri Persero Tbk PT	1,207,000	515,981
Bank Negara Indonesia Persero Tbk PT	503,300	190,179
Bank Rakyat Indonesia Persero Tbk PT	3,579,400	984,353
Barito Pacific Tbk PT	1,824,900	136,139
Charoen Pokphand Indonesia Tbk PT	478,700	214,568
Gudang Garam Tbk PT	32,100	74,332
Indah Kiat Pulp & Paper Tbk PT	183,600	101,606
Indocement Tunggal Prakarsa Tbk PT	97,200	76,589
Indofood CBP Sukses Makmur Tbk PT (A)	147,100	86,924
Indofood Sukses Makmur Tbk PT (A)	287,600	124,413
Kalbe Farma Tbk PT	1,360,100	128,193
Merdeka Copper Gold Tbk PT (A)	691,300	136,605
Sarana Menara Nusantara Tbk PT	1,482,900	139,295
Semen Indonesia Persero Tbk PT	194,900	126,221
Telkom Indonesia Persero Tbk PT	3,229,000	770,574
Tower Bersama Infrastructure Tbk PT	508,700	111,559
Unilever Indonesia Tbk PT	480,000	136,290
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Indonesia (continued)
United Tractors Tbk PT	108,900	$153,077
		6,510,301
Ireland - 0.7%
CRH PLC	49,368	2,615,313
DCC PLC	6,719	571,145
Experian PLC	61,456	2,710,840
Flutter Entertainment PLC (A)	10,426	2,026,868
James Hardie Industries PLC, CHESS Depositary Interest	26,753	1,031,167
Kerry Group PLC, Class A	9,955	1,460,206
Kingspan Group PLC	9,656	1,102,667
Smurfit Kappa Group PLC	7,369	422,346
Smurfit Kappa Group PLC (London Stock Exchange)	8,098	464,145
		12,404,697
Israel - 0.3%
Azrieli Group, Ltd.	2,080	194,443
Bank Hapoalim BM	54,229	466,512
Bank Leumi Le-Israel BM	68,970	569,776
Check Point Software Technologies, Ltd. (A)	5,200	653,276
CyberArk Software, Ltd. (A)	1,800	302,292
ICL Group, Ltd.	32,997	233,514
Israel Discount Bank, Ltd., Class A (A)	56,350	291,063
Mizrahi Tefahot Bank, Ltd.	6,786	225,754
Nice, Ltd. (A)	2,897	841,282
Teva Pharmaceutical Industries, Ltd., ADR (A)	50,700	477,594
Wix.com, Ltd. (A)	2,500	555,200
		4,810,706
Italy - 1.2%
Amplifon SpA	7,508	392,723
Assicurazioni Generali SpA	70,794	1,444,270
Atlantia SpA (A)	29,934	560,713
Davide Campari-Milano NV	31,380	433,986
DiaSorin SpA	1,514	345,417
Enel SpA	493,381	4,494,914
Eni SpA	151,857	1,873,549
Ferrari NV	7,609	1,650,548
FinecoBank Banca Fineco SpA (A)	36,407	670,692
Infrastrutture Wireless Italiane SpA (B)	19,729	234,724
Intesa Sanpaolo SpA	1,000,739	2,831,946
Mediobanca Banca di Credito Finanziario SpA (A)	37,812	445,747
Moncler SpA	11,715	750,115
Nexi SpA (A)(B)	26,646	555,420
Poste Italiane SpA (B)	33,042	447,981
Prysmian SpA	15,315	576,609
Recordati Industria Chimica e Farmaceutica SpA	6,191	406,258
Snam SpA	119,645	707,413
Telecom Italia SpA	619,976	280,892
Telecom Italia SpA, Savings Shares	354,407	171,225
Terna - Rete Elettrica Nazionale	83,102	657,341
UniCredit SpA	128,261	1,599,286
		21,531,769
Japan - 13.2%
ABC-Mart, Inc.	1,800	96,235
Acom Company, Ltd.	22,100	85,413
Advantest Corp.	11,500	990,744
Aeon Company, Ltd. (C)	37,100	982,145
AGC, Inc.	11,100	536,225

The accompanying notes are an integral part of the financial statements.	54

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Aisin Corp.	8,500	$324,458
Ajinomoto Company, Inc.	26,600	784,072
ANA Holdings, Inc. (A)	8,900	210,972
Asahi Group Holdings, Ltd.	26,200	1,217,898
Asahi Intecc Company, Ltd.	11,700	353,998
Asahi Kasei Corp.	72,500	747,481
Astellas Pharma, Inc.	106,800	1,799,571
Azbil Corp.	7,000	303,548
Bandai Namco Holdings, Inc.	11,400	790,693
Bridgestone Corp.	32,600	1,500,698
Brother Industries, Ltd.	13,700	281,146
Canon, Inc.	57,400	1,365,668
Capcom Company, Ltd.	10,000	278,491
Casio Computer Company, Ltd.	11,100	171,435
Central Japan Railway Company	8,300	1,214,870
Chubu Electric Power Company, Inc.	36,600	442,582
Chugai Pharmaceutical Company, Ltd.	38,400	1,500,401
Concordia Financial Group, Ltd.	63,800	247,363
Cosmos Pharmaceutical Corp.	1,100	194,793
CyberAgent, Inc.	23,100	422,871
Dai Nippon Printing Company, Ltd.	13,100	311,253
Daifuku Company, Ltd.	5,800	511,914
Dai-ichi Life Holdings, Inc.	59,900	1,185,258
Daiichi Sankyo Company, Ltd.	97,600	2,318,238
Daikin Industries, Ltd.	14,300	3,568,516
Daito Trust Construction Company, Ltd.	3,700	406,356
Daiwa House Industry Company, Ltd.	32,600	994,096
Daiwa House REIT Investment Corp. (C)	110	324,877
Daiwa Securities Group, Inc.	83,900	474,624
Denso Corp.	24,800	1,735,826
Dentsu Group, Inc.	12,200	453,512
Disco Corp.	1,700	493,844
East Japan Railway Company	17,200	1,156,086
Eisai Company, Ltd.	13,600	1,121,589
ENEOS Holdings, Inc.	174,900	675,974
FANUC Corp.	11,000	2,396,472
Fast Retailing Company, Ltd.	3,300	2,173,639
Fuji Electric Company, Ltd.	7,400	320,133
FUJIFILM Holdings Corp.	20,700	1,703,449
Fujitsu, Ltd.	11,300	2,080,183
GLP J-REIT (C)	234	424,661
GMO Payment Gateway, Inc.	2,300	301,757
Hakuhodo DY Holdings, Inc.	13,200	208,140
Hamamatsu Photonics KK	7,900	460,436
Hankyu Hanshin Holdings, Inc.	12,800	383,034
Harmonic Drive Systems, Inc.	2,500	138,035
Hikari Tsushin, Inc.	1,200	209,981
Hino Motors, Ltd.	16,700	144,507
Hirose Electric Company, Ltd.	1,800	299,690
Hisamitsu Pharmaceutical Company, Inc.	2,900	116,212
Hitachi Construction Machinery Company, Ltd.	6,200	177,625
Hitachi Metals, Ltd. (A)	12,200	235,499
Hitachi, Ltd.	55,600	3,072,818
Honda Motor Company, Ltd.	93,900	2,842,038
Hoshizaki Corp.	3,100	291,020
Hoya Corp.	21,400	3,455,759
Hulic Company, Ltd.	14,900	174,779
Ibiden Company, Ltd.	6,000	322,838
Idemitsu Kosan Company, Ltd.	11,397	272,965
Iida Group Holdings Company, Ltd.	8,500	215,791
Inpex Corp.	58,800	404,008
Isuzu Motors, Ltd.	31,800	401,992
Ito En, Ltd.	3,000	189,847
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
ITOCHU Corp.	68,300	$2,054,542
Itochu Techno-Solutions Corp.	5,300	163,754
Japan Airlines Company, Ltd. (A)	8,100	172,568
Japan Exchange Group, Inc.	29,300	697,793
Japan Metropolitan Fund Invest (C)	401	389,580
Japan Post Bank Company, Ltd.	21,400	187,128
Japan Post Holdings Company, Ltd. (A)	93,100	800,169
Japan Post Insurance Company, Ltd.	14,200	257,873
Japan Real Estate Investment Corp.	70	432,609
Japan Tobacco, Inc.	68,700	1,332,958
JFE Holdings, Inc.	28,400	460,645
JSR Corp.	11,700	405,407
Kajima Corp.	26,300	339,803
Kakaku.com, Inc.	7,600	236,472
Kansai Paint Company, Ltd.	10,100	261,594
Kao Corp.	27,600	1,667,222
KDDI Corp.	92,700	2,833,413
Keio Corp.	5,800	312,096
Keisei Electric Railway Company, Ltd.	7,300	224,575
Keyence Corp.	11,200	6,723,734
Kikkoman Corp.	8,300	623,124
Kintetsu Group Holdings Company, Ltd. (A)	9,600	327,900
Kirin Holdings Company, Ltd.	47,100	853,299
Kobayashi Pharmaceutical Company, Ltd.	3,000	234,820
Kobe Bussan Company, Ltd.	7,800	303,420
Koei Tecmo Holdings Company, Ltd.	3,240	138,261
Koito Manufacturing Company, Ltd.	6,000	367,021
Komatsu, Ltd.	50,500	1,228,297
Konami Holdings Corp.	5,400	341,831
Kose Corp.	1,900	229,299
Kubota Corp.	59,000	1,219,039
Kurita Water Industries, Ltd.	5,600	262,648
Kyocera Corp.	18,500	1,150,090
Kyowa Kirin Company, Ltd.	15,500	507,172
Lasertec Corp.	4,300	935,289
Lawson, Inc. (C)	2,700	129,860
Lion Corp.	12,500	212,698
Lixil Corp.	15,300	445,256
M3, Inc.	25,300	1,696,808
Makita Corp.	12,900	741,064
Marubeni Corp.	90,200	717,660
Mazda Motor Corp. (A)	32,500	282,127
McDonald's Holdings Company Japan, Ltd.	4,400	209,876
Medipal Holdings Corp.	10,400	198,807
MEIJI Holdings Company, Ltd.	6,900	424,365
Mercari, Inc. (A)	5,800	286,186
MINEBEA MITSUMI, Inc.	20,900	537,306
MISUMI Group, Inc.	16,200	642,630
Mitsubishi Chemical Holdings Corp.	73,300	643,579
Mitsubishi Corp.	72,300	2,175,687
Mitsubishi Electric Corp.	105,000	1,435,466
Mitsubishi Estate Company, Ltd.	68,100	1,066,199
Mitsubishi Gas Chemical Company, Inc.	9,300	175,237
Mitsubishi HC Capital, Inc.	38,000	203,489
Mitsubishi Heavy Industries, Ltd.	18,500	488,749
Mitsubishi UFJ Financial Group, Inc.	700,300	3,799,438
Mitsui & Company, Ltd.	88,700	1,956,331
Mitsui Chemicals, Inc.	10,700	369,390
Mitsui Fudosan Company, Ltd.	52,700	1,209,359
Miura Company, Ltd.	4,900	219,984
Mizuho Financial Group, Inc.	138,290	1,937,697
MonotaRO Company, Ltd.	14,100	312,496

The accompanying notes are an integral part of the financial statements.	55

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
MS&AD Insurance Group Holdings, Inc.	27,000	$873,960
Murata Manufacturing Company, Ltd.	33,000	2,720,448
Nabtesco Corp.	6,600	260,999
NEC Corp.	14,100	740,013
Nexon Company, Ltd.	27,900	508,858
NGK Insulators, Ltd.	15,000	248,678
NH Foods, Ltd.	4,800	186,255
Nidec Corp.	25,700	2,935,680
Nihon M&A Center, Inc.	17,200	512,906
Nintendo Company, Ltd.	6,400	3,074,813
Nippon Building Fund, Inc.	84	545,491
Nippon Express Company, Ltd.	4,400	299,186
Nippon Paint Holdings Company, Ltd.	40,600	504,220
Nippon Prologis REIT, Inc.	115	413,546
Nippon Sanso Holdings Corp.	8,800	213,263
Nippon Shinyaku Company, Ltd.	2,800	227,273
Nippon Steel Corp.	49,100	1,003,510
Nippon Telegraph & Telephone Corp.	73,900	1,968,902
Nippon Yusen KK	9,400	755,900
Nissan Chemical Corp.	7,100	398,076
Nissan Motor Company, Ltd. (A)	132,600	695,632
Nisshin Seifun Group, Inc.	11,200	183,914
Nissin Foods Holdings Company, Ltd.	3,600	280,255
Nitori Holdings Company, Ltd.	4,600	860,685
Nitto Denko Corp.	8,700	659,989
Nomura Holdings, Inc.	178,300	861,054
Nomura Real Estate Holdings, Inc.	6,800	174,143
Nomura Real Estate Master Fund, Inc. (C)	243	374,632
Nomura Research Institute, Ltd.	20,100	753,758
NSK, Ltd.	22,200	155,753
NTT Data Corp.	36,200	651,492
Obayashi Corp.	38,800	319,261
Obic Company, Ltd.	4,000	759,478
Odakyu Electric Railway Company, Ltd.	16,600	386,775
Oji Holdings Corp.	46,400	242,895
Olympus Corp.	66,900	1,405,733
Omron Corp.	10,700	1,008,219
Ono Pharmaceutical Company, Ltd.	21,300	511,422
Oracle Corp. Japan	2,200	180,543
Oriental Land Company, Ltd.	11,400	1,724,773
ORIX Corp.	71,100	1,326,547
Orix JREIT, Inc. (C)	150	267,374
Osaka Gas Company, Ltd.	21,000	393,645
Otsuka Corp.	6,400	331,308
Otsuka Holdings Company, Ltd.	22,500	957,477
Pan Pacific International Holdings Corp.	23,300	443,244
Panasonic Corp.	127,000	1,518,294
PeptiDream, Inc. (A)	5,400	190,281
Persol Holdings Company, Ltd.	10,200	238,125
Pigeon Corp.	6,500	188,278
Pola Orbis Holdings, Inc.	5,100	111,262
Rakuten Group, Inc.	49,200	514,643
Recruit Holdings Company, Ltd.	77,800	4,581,035
Renesas Electronics Corp. (A)	72,400	775,252
Resona Holdings, Inc.	125,200	484,167
Ricoh Company, Ltd.	38,400	390,734
Rinnai Corp.	2,000	214,994
Rohm Company, Ltd.	5,100	490,298
Ryohin Keikaku Company, Ltd.	14,400	308,333
Santen Pharmaceutical Company, Ltd.	20,400	305,033
SBI Holdings, Inc.	14,200	344,024
SCSK Corp.	3,000	189,383
Secom Company, Ltd.	12,000	909,993
Seiko Epson Corp.	16,100	299,859
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Sekisui Chemical Company, Ltd.	22,100	$378,224
Sekisui House, Ltd.	35,400	705,282
Seven & i Holdings Company, Ltd.	43,200	1,885,091
SG Holdings Company, Ltd.	18,200	494,085
Sharp Corp.	12,300	162,249
Shimadzu Corp.	13,500	604,896
Shimano, Inc.	4,200	1,232,518
Shimizu Corp.	32,400	232,501
Shin-Etsu Chemical Company, Ltd.	20,400	3,369,424
Shionogi & Company, Ltd.	15,300	961,310
Shiseido Company, Ltd.	22,900	1,517,792
SMC Corp.	3,300	2,111,500
SoftBank Corp.	163,800	2,192,109
SoftBank Group Corp.	72,000	4,057,471
Sohgo Security Services Company, Ltd.	4,000	181,206
Sompo Holdings, Inc.	18,900	830,801
Sony Group Corp.	72,300	7,475,486
Square Enix Holdings Company, Ltd.	4,900	284,865
Stanley Electric Company, Ltd.	7,600	189,660
Subaru Corp.	35,400	655,173
SUMCO Corp.	16,000	336,845
Sumitomo Chemical Company, Ltd.	86,500	438,522
Sumitomo Corp.	64,300	906,166
Sumitomo Dainippon Pharma Company, Ltd.	10,300	184,886
Sumitomo Electric Industries, Ltd.	43,600	582,304
Sumitomo Metal Mining Company, Ltd.	14,200	544,158
Sumitomo Mitsui Financial Group, Inc.	74,600	2,574,873
Sumitomo Mitsui Trust Holdings, Inc.	19,100	623,867
Sumitomo Realty & Development Company, Ltd.	17,800	574,668
Suntory Beverage & Food, Ltd.	7,900	316,660
Suzuki Motor Corp.	21,200	916,074
Sysmex Corp.	9,600	1,091,005
T&D Holdings, Inc.	33,600	408,932
Taisei Corp.	11,100	347,270
Taisho Pharmaceutical Holdings Company, Ltd.	1,900	110,822
Takeda Pharmaceutical Company, Ltd.	90,396	3,008,877
TDK Corp.	7,500	786,087
Terumo Corp.	37,000	1,544,037
The Chiba Bank, Ltd.	31,300	195,397
The Kansai Electric Power Company, Inc.	40,100	402,975
The Shizuoka Bank, Ltd.	25,400	198,975
THK Company, Ltd.	6,900	159,753
TIS, Inc.	12,800	361,339
Tobu Railway Company, Ltd.	10,500	273,751
Toho Company, Ltd.	6,300	272,946
Toho Gas Company, Ltd.	4,100	191,129
Tohoku Electric Power Company, Inc.	23,400	179,123
Tokio Marine Holdings, Inc.	37,400	1,829,956
Tokyo Century Corp.	2,100	120,082
Tokyo Electric Power Company Holdings, Inc. (A)	88,600	232,718
Tokyo Electron, Ltd.	8,600	3,683,757
Tokyo Gas Company, Ltd.	21,200	407,523
Tokyu Corp.	28,200	387,770
TOPPAN, Inc.	15,300	262,656
Toray Industries, Inc.	80,500	542,789
Toshiba Corp.	23,500	1,019,307
Tosoh Corp.	15,300	277,701
TOTO, Ltd.	8,100	440,836
Toyo Suisan Kaisha, Ltd.	5,000	207,212
Toyota Industries Corp.	8,400	709,217

The accompanying notes are an integral part of the financial statements.	56

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Japan (continued)
Toyota Motor Corp.	121,700	$10,599,260
Toyota Tsusho Corp.	12,300	543,881
Trend Micro, Inc.	7,600	416,322
Tsuruha Holdings, Inc.	2,200	276,224
Unicharm Corp.	23,000	1,025,407
United Urban Investment Corp.	170	240,132
USS Company, Ltd.	12,300	203,213
Welcia Holdings Company, Ltd.	5,200	183,375
West Japan Railway Company	9,200	502,474
Yakult Honsha Company, Ltd.	7,300	420,934
Yamada Holdings Company, Ltd.	38,400	164,741
Yamaha Corp.	7,700	454,000
Yamaha Motor Company, Ltd.	16,200	412,156
Yamato Holdings Company, Ltd.	16,700	424,572
Yaskawa Electric Corp.	13,800	673,566
Yokogawa Electric Corp.	13,400	209,619
Z Holdings Corp.	152,000	988,340
ZOZO, Inc.	7,100	270,766
		228,725,787
Jordan - 0.0%
Hikma Pharmaceuticals PLC	11,728	409,364
Luxembourg - 0.2%
ArcelorMittal SA	44,507	1,492,763
Aroundtown SA	71,980	551,559
Eurofins Scientific SE	8,209	1,164,783
Reinet Investments SCA	8,642	167,438
Tenaris SA	28,568	287,545
		3,664,088
Macau - 0.0%
Sands China, Ltd. (A)	95,200	305,839
Wynn Macau, Ltd. (A)	57,600	64,900
		370,739
Malaysia - 0.4%
AMMB Holdings BHD (A)	115,800	84,441
Axiata Group BHD	166,300	165,691
CIMB Group Holdings BHD	392,400	463,574
Dialog Group BHD	231,700	148,240
DiGi.Com BHD	182,500	192,878
Fraser & Neave Holdings BHD	7,200	48,341
Genting BHD	129,900	157,848
Genting Malaysia BHD	175,900	125,723
HAP Seng Consolidated BHD	38,000	77,683
Hartalega Holdings BHD	103,700	184,036
Hong Leong Bank BHD	40,600	187,382
Hong Leong Financial Group BHD	14,800	64,911
IHH Healthcare BHD	106,000	163,080
IOI Corp. BHD	151,400	150,149
Kossan Rubber Industries	78,600	58,623
Kuala Lumpur Kepong BHD	26,600	136,663
Malayan Banking BHD	237,200	479,191
Malaysia Airports Holdings BHD (A)	62,200	99,218
Maxis BHD	139,400	157,228
MISC BHD	79,300	137,591
Nestle Malaysia BHD	3,600	116,673
Petronas Chemicals Group BHD	146,900	293,194
Petronas Dagangan BHD	16,800	80,844
Petronas Gas BHD	46,600	188,405
PPB Group BHD	39,400	175,611
Press Metal Aluminium Holdings BHD	193,700	251,727
Public Bank BHD	882,900	888,013
QL Resources BHD	62,250	83,223
RHB Bank BHD	107,800	145,072
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Malaysia (continued)
Sime Darby BHD	170,300	$96,598
Sime Darby Plantation BHD	105,100	101,909
Supermax Corp. BHD	92,384	73,279
Telekom Malaysia BHD	68,400	100,724
Tenaga Nasional BHD	137,900	347,033
Top Glove Corp. BHD	321,800	309,617
Westports Holdings BHD	58,200	61,536
		6,595,949
Mexico - 0.7%
America Movil SAB de CV, Series L	2,534,700	2,484,975
Arca Continental SAB de CV	32,400	208,703
Becle SAB de CV	40,100	102,846
Cemex SAB de CV, Series CPO (A)	1,119,048	923,811
Coca-Cola Femsa SAB de CV	39,090	226,611
Fibra Uno Administracion SA de CV	236,400	266,486
Fomento Economico Mexicano SAB de CV	143,800	1,249,479
Gruma SAB de CV, Class B	16,035	182,673
Grupo Aeroportuario del Pacifico SAB de CV, B Shares (A)	30,000	349,323
Grupo Aeroportuario del Sureste SAB de CV, B Shares	15,455	276,480
Grupo Bimbo SAB de CV, Series A	115,700	292,188
Grupo Carso SAB de CV, Series A1	33,300	113,774
Grupo Financiero Banorte SAB de CV, Series O	191,200	1,262,069
Grupo Financiero Inbursa SAB de CV, Series O (A)	169,200	162,595
Grupo Mexico SAB de CV, Series B	229,600	1,064,547
Grupo Televisa SAB, Series CPO	178,500	470,158
Industrias Penoles SAB de CV (A)	9,885	139,342
Kimberly-Clark de Mexico SAB de CV, Class A	110,200	195,555
Megacable Holdings SAB de CV, Series CPO	22,900	79,838
Orbia Advance Corp. SAB de CV	77,735	222,128
Promotora y Operadora de Infraestructura SAB de CV	17,235	128,722
Telesites SAB de CV (A)(C)	98,100	89,923
Wal-Mart de Mexico SAB de CV	387,000	1,373,307
		11,865,533
Netherlands - 3.7%
ABN AMRO Bank NV (A)(B)	25,661	357,502
Adyen NV (A)(B)	1,200	3,878,488
Aegon NV	116,598	575,730
Akzo Nobel NV	11,666	1,437,708
Argenx SE (A)	3,626	1,209,788
ASM International NV	2,893	1,122,462
ASML Holding NV	25,549	21,307,537
EXOR NV	6,712	560,005
Heineken Holding NV	6,961	645,714
Heineken NV	15,779	1,728,147
ING Groep NV	237,405	3,274,852
JDE Peet's NV	4,502	154,719
Just Eat Takeaway.com NV (A)(B)	10,899	987,518
Koninklijke Ahold Delhaize NV	63,467	2,141,212
Koninklijke DSM NV	10,458	2,226,477
Koninklijke KPN NV	203,298	651,238
Koninklijke Philips NV	55,511	2,558,119
Koninklijke Vopak NV	4,001	173,282
NN Group NV	18,079	937,807
Prosus NV (A)	29,679	2,627,050
QIAGEN NV (A)	16,596	918,122

The accompanying notes are an integral part of the financial statements.	57

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Netherlands (continued)
Randstad NV	7,270	$535,407
Royal Dutch Shell PLC, A Shares	274,069	5,431,912
Royal Dutch Shell PLC, B Shares	247,893	4,877,958
Stellantis NV	123,382	2,468,136
Wolters Kluwer NV	16,122	1,854,041
		64,640,931
New Zealand - 0.3%
a2 Milk Company, Ltd. (A)	60,625	258,089
Auckland International Airport, Ltd. (A)	103,226	524,446
Fisher & Paykel Healthcare Corp., Ltd.	47,066	1,098,426
Mercury NZ, Ltd.	55,843	261,807
Meridian Energy, Ltd.	104,796	387,054
Ryman Healthcare, Ltd.	35,404	386,632
Spark New Zealand, Ltd.	152,034	522,044
Xero, Ltd. (A)	7,952	879,519
		4,318,017
Norway - 0.5%
Adevinta ASA (A)	22,491	452,639
DNB Bank ASA (A)	76,830	1,621,632
Equinor ASA	79,990	1,695,319
Gjensidige Forsikring ASA	17,313	404,715
Mowi ASA	36,113	967,298
Norsk Hydro ASA	110,404	762,145
Orkla ASA	61,741	551,494
Schibsted ASA, B Shares	7,891	366,644
Schibsted ASA, Class A	6,093	325,070
Telenor ASA	57,368	1,005,028
Yara International ASA	14,349	720,649
		8,872,633
Peru - 0.1%
Cia de Minas Buenaventura SAA, ADR (A)	21,800	163,500
Credicorp, Ltd. (A)	6,953	741,398
Southern Copper Corp.	8,600	538,274
		1,443,172
Philippines - 0.2%
Aboitiz Equity Ventures, Inc.	116,330	100,323
Ayala Corp.	16,770	266,588
Ayala Land, Inc.	478,880	324,611
Bank of the Philippine Islands	107,800	180,428
BDO Unibank, Inc.	115,780	256,008
Globe Telecom, Inc.	1,500	82,112
GT Capital Holdings, Inc.	5,783	62,687
International Container Terminal Services, Inc.	60,040	224,696
JG Summit Holdings, Inc.	178,332	232,716
Jollibee Foods Corp.	25,850	104,829
Manila Electric Company	12,750	72,240
Metro Pacific Investments Corp.	721,700	55,809
Metropolitan Bank & Trust Company	107,789	97,890
PLDT, Inc.	4,450	130,681
SM Investments Corp.	14,275	288,555
SM Prime Holdings, Inc.	596,200	406,727
Universal Robina Corp.	51,940	157,170
		3,044,070
Poland - 0.2%
Allegro.eu SA (A)(B)	21,469	398,371
Bank Polska Kasa Opieki SA (A)	11,106	310,565
CD Projekt SA (C)	4,196	186,347
Cyfrowy Polsat SA	16,863	161,062
Dino Polska SA (A)(B)	2,910	246,664
InPost SA (A)	12,125	237,083
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Poland (continued)
KGHM Polska Miedz SA	8,388	$390,690
LPP SA	66	240,817
Orange Polska SA (A)	37,892	81,867
PGE Polska Grupa Energetyczna SA (A)	50,517	133,008
Polski Koncern Naftowy ORLEN SA	18,171	352,310
Polskie Gornictwo Naftowe i Gazownictwo SA	104,622	172,072
Powszechna Kasa Oszczednosci Bank Polski SA (A)	52,667	578,133
Powszechny Zaklad Ubezpieczen SA (A)	38,052	403,260
Santander Bank Polska SA (A)	2,079	164,061
		4,056,310
Portugal - 0.1%
EDP - Energias de Portugal SA	157,192	862,912
Galp Energia SGPS SA	27,990	286,307
Jeronimo Martins SGPS SA	13,878	293,985
		1,443,204
Romania - 0.0%
NEPI Rockcastle PLC	25,285	182,107
Singapore - 0.4%
Ascendas Real Estate Investment Trust	105,600	238,341
BOC Aviation, Ltd. (B)	12,600	94,458
CapitaLand Integrated Commercial Trust	150,136	229,308
CapitaLand, Ltd.	86,200	255,754
City Developments, Ltd.	13,200	66,983
DBS Group Holdings, Ltd.	60,400	1,339,254
Genting Singapore, Ltd.	210,100	119,059
Jardine Cycle & Carriage, Ltd.	600	8,651
JOYY, Inc., ADR	3,400	215,220
Keppel Corp., Ltd.	49,200	189,669
Mapletree Commercial Trust	70,000	105,453
Mapletree Logistics Trust	97,900	147,268
Oversea-Chinese Banking Corp., Ltd.	115,700	979,101
Sea, Ltd., ADR (A)	500	169,160
Singapore Airlines, Ltd. (A)	43,800	164,199
Singapore Exchange, Ltd.	26,800	196,706
Singapore Technologies Engineering, Ltd.	50,700	141,980
Singapore Telecommunications, Ltd.	279,960	481,964
United Overseas Bank, Ltd.	40,100	759,144
UOL Group, Ltd.	15,500	80,442
Venture Corp., Ltd.	9,400	133,605
Wilmar International, Ltd.	65,700	201,765
		6,317,484
South Africa - 1.0%
Absa Group, Ltd. (A)	43,621	472,409
African Rainbow Minerals, Ltd.	6,740	120,117
Anglo American Platinum, Ltd.	3,171	359,668
AngloGold Ashanti, Ltd.	24,841	420,883
Aspen Pharmacare Holdings, Ltd. (A)	23,376	315,199
Bid Corp., Ltd. (A)	20,169	443,270
Capitec Bank Holdings, Ltd.	4,829	631,988
Clicks Group, Ltd.	14,517	302,823
Discovery, Ltd. (A)	27,861	247,378
Exxaro Resources, Ltd.	15,210	193,205
FirstRand, Ltd.	305,175	1,299,161
Gold Fields, Ltd.	52,819	501,640
Growthpoint Properties, Ltd.	201,459	214,631
Harmony Gold Mining Company, Ltd.	32,703	121,986
Impala Platinum Holdings, Ltd.	47,813	732,529
Kumba Iron Ore, Ltd.	3,799	170,611
Momentum Metropolitan Holdings	7,680	10,442
Mr. Price Group, Ltd.	15,251	228,382

The accompanying notes are an integral part of the financial statements.	58

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Africa (continued)
MTN Group, Ltd. (A)	102,682	$942,491
MultiChoice Group	22,209	175,833
Naspers, Ltd., N Shares	26,286	4,535,362
Nedbank Group, Ltd. (A)	22,762	290,067
Northam Platinum, Ltd. (A)	21,382	294,609
Old Mutual, Ltd.	290,301	306,894
Rand Merchant Investment Holdings, Ltd.	56,243	122,371
Remgro, Ltd.	31,809	264,407
Sanlam, Ltd.	115,770	512,906
Sasol, Ltd. (A)	34,219	526,013
Shoprite Holdings, Ltd.	30,060	379,912
Sibanye Stillwater, Ltd.	169,044	690,385
Standard Bank Group, Ltd.	78,870	805,570
The Bidvest Group, Ltd.	17,074	240,746
The SPAR Group, Ltd.	11,076	158,072
Tiger Brands, Ltd.	10,058	128,823
Vodacom Group, Ltd.	38,099	376,282
Woolworths Holdings, Ltd. (A)	58,757	256,257
		17,793,322
South Korea - 3.7%
Alteogen, Inc. (A)	1,760	128,695
Amorepacific Corp.	2,048	401,132
AMOREPACIFIC Group	1,887	93,885
BGF retail Company, Ltd.	495	76,075
BNK Financial Group, Inc.	1,724	11,505
Celltrion Healthcare Company, Ltd. (A)	5,319	565,572
Celltrion Pharm, Inc. (A)	1,032	153,473
Celltrion, Inc. (A)	6,136	1,546,447
Cheil Worldwide, Inc.	4,471	88,932
CJ CheilJedang Corp.	536	209,588
CJ Corp.	972	84,902
CJ ENM Company, Ltd.	700	92,195
CJ Logistics Corp. (A)	570	83,988
Coway Company, Ltd.	3,532	238,146
Daewoo Shipbuilding & Marine Engineering Company, Ltd. (A)	2,381	57,408
DB Insurance Company, Ltd.	3,302	166,948
Doosan Bobcat, Inc. (A)	3,287	122,482
Doosan Heavy Industries & Construction Company, Ltd. (A)	13,491	242,565
Douzone Bizon Company, Ltd.	1,245	91,370
E-MART, Inc.	1,271	195,829
Fila Holdings Corp.	3,172	122,582
Green Cross Corp.	373	123,572
GS Engineering & Construction Corp.	4,274	164,496
GS Holdings Corp.	3,062	111,997
Hana Financial Group, Inc.	19,357	749,580
Hankook Tire & Technology Company, Ltd.	4,809	192,934
Hanmi Pharm Company, Ltd.	426	113,392
Hanon Systems	11,712	165,894
HLB, Inc. (A)	5,732	274,053
HMM Company, Ltd. (A)	16,480	595,562
Hotel Shilla Company, Ltd.	1,978	152,795
HYBE Company, Ltd. (A)	869	216,398
Hyundai Engineering & Construction Company, Ltd.	5,111	243,979
Hyundai Glovis Company, Ltd.	1,219	203,354
Hyundai Heavy Industries Holdings Company, Ltd.	3,014	169,340
Hyundai Mobis Company, Ltd.	4,261	1,017,114
Hyundai Motor Company	8,862	1,619,277
Hyundai Steel Company	5,612	245,839
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Industrial Bank of Korea	18,318	$162,341
Kakao Corp.	19,739	2,633,793
Kangwon Land, Inc. (A)	6,267	149,514
KB Financial Group, Inc.	25,458	1,158,086
Kia Corp.	16,803	1,229,193
KMW Company, Ltd. (A)	1,660	60,849
Korea Aerospace Industries, Ltd.	4,738	133,869
Korea Electric Power Corp.	16,420	339,278
Korea Investment Holdings Company, Ltd.	2,785	228,065
Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	2,498	254,502
Korea Zinc Company, Ltd.	545	249,615
Korean Air Lines Company, Ltd. (A)	10,040	270,472
KT&G Corp.	7,499	527,418
Kumho Petrochemical Company, Ltd.	1,184	197,956
LG Chem, Ltd.	2,924	1,905,297
LG Corp.	5,569	456,781
LG Display Company, Ltd. (A)	15,087	265,398
LG Electronics, Inc.	6,802	830,740
LG Household & Health Care, Ltd.	597	752,105
LG Innotek Company, Ltd.	926	171,165
LG Uplus Corp.	13,905	168,239
Lotte Chemical Corp.	1,121	241,097
Lotte Shopping Company, Ltd.	746	69,028
LX Holdings Corp. (A)	958	8,133
Meritz Securities Company, Ltd.	21,443	98,912
Mirae Asset Securities Company, Ltd.	20,526	155,642
NAVER Corp.	7,842	2,969,273
NCSoft Corp.	1,046	594,868
Netmarble Corp. (B)	1,359	150,874
NH Investment & Securities Company, Ltd.	10,582	120,572
Orion Corp.	1,490	162,335
Pan Ocean Company, Ltd.	17,375	124,067
Pearl Abyss Corp. (A)	1,857	150,937
POSCO	4,737	1,363,452
POSCO Chemical Company, Ltd.	1,983	264,943
S-1 Corp.	1,004	71,077
Samsung Biologics Company, Ltd. (A)(B)	1,053	875,270
Samsung C&T Corp.	5,416	619,555
Samsung Electro-Mechanics Company, Ltd.	3,604	571,912
Samsung Electronics Company, Ltd.	303,796	20,056,074
Samsung Engineering Company, Ltd. (A)	10,151	195,039
Samsung Fire & Marine Insurance Company, Ltd.	2,070	402,927
Samsung Heavy Industries Company, Ltd. (A)	29,931	162,266
Samsung Life Insurance Company, Ltd.	4,804	308,018
Samsung SDI Company, Ltd.	3,507	2,390,327
Samsung SDS Company, Ltd.	2,229	330,861
Samsung Securities Company, Ltd.	4,449	189,174
Seegene, Inc.	2,341	132,587
Shin Poong Pharmaceutical Company, Ltd.	2,032	123,445
Shinhan Financial Group Company, Ltd.	28,134	937,246
Shinsegae, Inc.	476	110,110
SK Biopharmaceuticals Company, Ltd. (A)	1,741	188,036
SK Chemicals Company, Ltd.	490	113,785
SK Hynix, Inc.	34,821	3,188,225
SK Innovation Company, Ltd. (A)	3,244	695,424
SK Telecom Company, Ltd.	2,535	651,772
SK, Inc.	2,028	459,468
SKC Company, Ltd.	1,352	185,055
S-Oil Corp.	2,861	233,617

The accompanying notes are an integral part of the financial statements.	59

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
South Korea (continued)
Woori Financial Group, Inc.	32,609	$315,488
Yuhan Corp.	3,148	169,404
		63,428,266
Spain - 1.2%
ACS Actividades de Construccion y Servicios SA	12,597	340,071
Aena SME SA (A)(B)	3,790	605,922
Amadeus IT Group SA (A)	22,774	1,390,986
Banco Bilbao Vizcaya Argentaria SA (A)	336,457	2,202,108
Banco Santander SA (A)	872,998	3,218,962
CaixaBank SA	223,339	693,790
Cellnex Telecom SA (A)(B)	25,654	1,755,970
EDP Renovaveis SA	16,362	434,842
Enagas SA	12,130	276,112
Endesa SA	16,072	386,406
Ferrovial SA	24,182	700,298
Grifols SA (C)	15,042	367,724
Iberdrola SA	291,581	3,613,116
Industria de Diseno Textil SA	55,166	1,884,547
Mapfre SA	7,428	16,029
Naturgy Energy Group SA	14,352	369,169
Red Electrica Corp. SA	21,388	426,552
Repsol SA	75,098	861,761
Siemens Gamesa Renewable Energy SA (A)	11,998	355,758
Telefonica SA	264,120	1,306,890
		21,207,013
Sweden - 2.3%
Alfa Laval AB	20,156	818,437
Assa Abloy AB, B Shares	63,914	2,045,294
Atlas Copco AB, A Shares	42,752	2,939,086
Atlas Copco AB, B Shares	24,995	1,447,486
Boliden AB	17,371	606,479
Electrolux AB, Series B	14,437	366,864
Embracer Group AB (A)	16,237	369,616
Epiroc AB, A Shares	42,073	923,248
Epiroc AB, B Shares	24,838	472,043
EQT AB	15,275	779,621
Essity AB, B Shares	38,721	1,242,857
Evolution AB (B)	10,833	1,749,014
Fastighets AB Balder, B Shares (A)	6,734	481,940
Hennes & Mauritz AB, B Shares (A)	46,763	939,031
Hexagon AB, B Shares	125,894	2,183,088
Husqvarna AB, B Shares	26,655	358,069
ICA Gruppen AB	6,227	309,796
Industrivarden AB, A Shares	7,289	268,363
Industrivarden AB, C Shares	9,912	345,652
Investment AB Latour, B Shares	9,416	328,074
Investor AB, B Shares	117,263	2,804,773
Kinnevik AB, B Shares (A)	15,637	612,675
L.E. Lundbergforetagen AB, B Shares	4,874	311,413
Lundin Energy AB	12,583	384,546
Nibe Industrier AB, B Shares	90,998	1,268,355
Sandvik AB	72,190	1,842,224
Securitas AB, B Shares	19,996	332,637
Sinch AB (A)(B)	32,217	724,286
Skandinaviska Enskilda Banken AB, A Shares	104,177	1,397,217
Skanska AB, B Shares	21,852	629,951
SKF AB, B Shares	24,434	624,033
Svenska Cellulosa AB SCA, B Shares	38,559	681,471
Svenska Handelsbanken AB, A Shares	92,288	1,037,013
Swedbank AB, A Shares	57,296	1,104,525
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Sweden (continued)
Swedish Match AB	102,325	$945,349
Tele2 AB, B Shares	31,597	474,370
Telefonaktiebolaget LM Ericsson, B Shares	186,358	2,207,431
Telia Company AB	166,500	715,844
Volvo AB, A Shares	12,188	282,755
Volvo AB, B Shares	92,361	2,091,313
		39,446,239
Switzerland - 6.4%
ABB, Ltd.	104,786	3,876,523
Adecco Group AG	9,285	516,500
Alcon, Inc.	30,266	2,492,676
Baloise Holding AG	3,145	501,509
Banque Cantonale Vaudoise	1,724	146,186
Barry Callebaut AG	209	532,437
Chocoladefabriken Lindt & Spruengli AG	7	854,976
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	62	729,380
Cie Financiere Richemont SA, A Shares	31,545	3,481,661
Clariant AG (A)	13,064	274,931
Coca-Cola HBC AG (A)	13,774	498,550
Credit Suisse Group AG	149,113	1,579,631
EMS-Chemie Holding AG	408	442,089
Geberit AG	2,211	1,846,419
Givaudan SA	554	2,779,407
Glencore PLC (A)	669,846	3,019,497
Holcim, Ltd. (A)	31,805	1,812,299
Julius Baer Group, Ltd.	13,711	935,825
Kuehne + Nagel International AG	3,221	1,177,172
Logitech International SA	10,398	1,064,650
Lonza Group AG	4,496	3,802,386
Nestle SA	174,066	21,982,595
Novartis AG	134,219	12,414,034
Partners Group Holding AG	1,376	2,439,654
Roche Holding AG	42,514	17,071,717
Roche Holding AG, Bearer Shares	1,874	838,897
Schindler Holding AG	1,094	341,005
Schindler Holding AG, Participation Certificates	2,512	811,188
SGS SA	357	1,121,993
Sika AG	8,552	3,081,340
Sonova Holding AG	3,338	1,286,361
STMicroelectronics NV	42,407	1,889,090
Straumann Holding AG	626	1,209,583
Swiss Life Holding AG	2,072	1,079,987
Swiss Prime Site AG	4,477	479,066
Swiss Re AG	19,022	1,748,923
Swisscom AG	1,527	896,253
Temenos AG	4,015	637,026
The Swatch Group AG	2,929	161,105
The Swatch Group AG, Bearer Shares	1,778	501,670
UBS Group AG	222,768	3,716,047
Vifor Pharma AG	2,938	418,330
Zurich Insurance Group AG	9,338	4,097,435
		110,588,003
Taiwan - 4.1%
Accton Technology Corp.	30,000	303,941
Acer, Inc.	171,000	155,193
Advantech Company, Ltd.	22,265	310,007
ASE Technology Holding Company, Ltd.	196,000	902,575
Asia Cement Corp.	128,000	207,194
ASMedia Technology, Inc.	2,000	149,181
Asustek Computer, Inc.	42,000	490,299
AU Optronics Corp.	488,000	307,681

The accompanying notes are an integral part of the financial statements.	60

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Catcher Technology Company, Ltd.	41,000	$246,596
Cathay Financial Holding Company, Ltd.	487,000	1,045,871
Chailease Holding Company, Ltd.	77,440	742,894
Chang Hwa Commercial Bank, Ltd.	238,893	142,133
Cheng Shin Rubber Industry Company, Ltd.	102,000	136,944
China Development Financial Holding Corp.	837,000	427,760
China Life Insurance Company, Ltd.	133,189	138,602
China Steel Corp.	698,000	958,817
Chunghwa Telecom Company, Ltd.	223,000	902,089
Compal Electronics, Inc.	247,000	203,832
CTBC Financial Holding Company, Ltd.	1,098,000	910,061
Delta Electronics, Inc.	116,000	1,129,950
E.Sun Financial Holding Company, Ltd.	706,484	677,232
Eclat Textile Company, Ltd.	11,340	227,699
Evergreen Marine Corp. Taiwan, Ltd.	161,900	790,322
Far Eastern New Century Corp.	171,000	185,134
Far EasTone Telecommunications Company, Ltd.	89,000	198,005
Feng TAY Enterprise Company, Ltd.	25,920	201,746
First Financial Holding Company, Ltd.	603,291	498,257
Formosa Chemicals & Fibre Corp.	209,000	633,098
Formosa Petrochemical Corp.	66,000	232,659
Formosa Plastics Corp.	228,000	841,857
Foxconn Technology Company, Ltd.	55,000	131,169
Fubon Financial Holding Company, Ltd.	401,000	1,228,279
Giant Manufacturing Company, Ltd.	18,000	217,548
Globalwafers Company, Ltd.	13,000	406,251
Hiwin Technologies Corp.	16,226	190,054
Hon Hai Precision Industry Company, Ltd.	742,800	2,966,231
Hotai Motor Company, Ltd.	18,000	377,578
Hua Nan Financial Holdings Company, Ltd.	475,267	358,133
Innolux Corp.	522,000	323,331
Inventec Corp.	153,000	133,847
Largan Precision Company, Ltd.	6,000	578,494
Lite-On Technology Corp.	125,000	275,626
MediaTek, Inc.	90,000	2,918,451
Mega Financial Holding Company, Ltd.	641,000	758,137
Micro-Star International Company, Ltd.	40,000	187,673
Nan Ya Plastics Corp.	307,000	992,086
Nan Ya Printed Circuit Board Corp.	13,000	196,727
Nanya Technology Corp.	76,000	181,228
Nien Made Enterprise Company, Ltd.	9,000	134,187
Novatek Microelectronics Corp.	34,000	548,678
Oneness Biotech Company, Ltd. (A)	13,000	90,342
Pegatron Corp.	119,000	277,900
Phison Electronics Corp.	10,000	153,260
Pou Chen Corp.	142,000	168,661
Powertech Technology, Inc.	44,000	178,309
President Chain Store Corp.	32,000	329,490
Quanta Computer, Inc.	160,000	452,490
Realtek Semiconductor Corp.	27,000	538,129
Ruentex Development Company, Ltd.	48,840	121,971
Shin Kong Financial Holding Company, Ltd.	707,988	242,588
SinoPac Financial Holdings Company, Ltd.	597,601	306,867
Synnex Technology International Corp.	78,000	151,294
Taishin Financial Holding Company, Ltd.	573,595	400,211
Taiwan Business Bank	295,891	103,391
Taiwan Cement Corp.	289,988	506,316
Taiwan Cooperative Financial Holding Company, Ltd.	529,470	426,584
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Taiwan (continued)
Taiwan High Speed Rail Corp.	108,000	$117,641
Taiwan Mobile Company, Ltd.	95,000	346,210
Taiwan Semiconductor Manufacturing Company, Ltd.	1,463,816	32,109,154
The Shanghai Commercial & Savings Bank, Ltd.	208,000	337,582
Unimicron Technology Corp.	72,000	381,584
Uni-President Enterprises Corp.	284,000	740,187
United Microelectronics Corp.	703,000	1,592,949
Vanguard International Semiconductor Corp.	54,000	287,236
Walsin Technology Corp. (A)	19,000	123,185
Wan Hai Lines, Ltd.	33,000	295,263
Win Semiconductors Corp.	20,000	237,353
Winbond Electronics Corp.	179,000	189,716
Wistron Corp.	160,040	158,065
Wiwynn Corp.	5,000	174,553
WPG Holdings, Ltd.	92,960	162,157
Yageo Corp.	22,556	388,335
Yang Ming Marine Transport Corp. (A)	94,000	450,262
Yuanta Financial Holding Company, Ltd.	577,480	520,208
Zhen Ding Technology Holding, Ltd.	40,000	142,962
		70,603,742
Thailand - 0.5%
Advanced Info Service PCL, NVDR	76,900	448,400
Airports of Thailand PCL, NVDR	278,100	549,464
Asset World Corp. PCL, NVDR (A)	512,600	68,859
B. Grimm Power PCL, NVDR	49,200	70,551
Bangkok Bank PCL, NVDR	37,400	132,069
Bangkok Commercial Asset Management PCL, NVDR	114,900	66,262
Bangkok Dusit Medical Services PCL, NVDR	620,500	450,106
Bangkok Expressway & Metro PCL, NVDR	492,300	132,059
Berli Jucker PCL, NVDR	77,600	87,199
BTS Group Holdings PCL, NVDR	504,600	147,122
Bumrungrad Hospital PCL, NVDR	30,400	125,302
Carabao Group PCL, NVDR	19,100	82,929
Central Pattana PCL, NVDR	130,800	217,733
Central Retail Corp. PCL, NVDR	117,258	124,414
Charoen Pokphand Foods PCL, NVDR	257,800	215,999
CP ALL PCL, NVDR	378,200	762,462
Delta Electronics Thailand PCL, NVDR	20,300	367,580
Electricity Generating PCL, NVDR	18,000	101,006
Energy Absolute PCL, NVDR	96,400	195,721
Global Power Synergy PCL, NVDR	45,100	116,389
Gulf Energy Development PCL, NVDR	186,100	240,890
Home Product Center PCL, NVDR	378,300	167,618
Indorama Ventures PCL, NVDR	111,500	151,139
Intouch Holdings PCL, NVDR	125,000	331,492
Krung Thai Bank PCL, NVDR	254,100	88,145
Krungthai Card PCL, NVDR	58,400	119,928
Land & Houses PCL, NVDR	553,200	139,758
Minor International PCL, NVDR (A)	200,600	203,742
Muangthai Capital PCL, NVDR	47,400	95,093
Osotspa PCL, NVDR	73,500	83,172
PTT Exploration & Production PCL, NVDR	90,700	313,010
PTT Global Chemical PCL, NVDR	149,600	296,668
PTT Oil & Retail Business PCL, NVDR	194,000	181,797
PTT PCL, NVDR	651,600	771,713
Ratch Group PCL, NVDR	53,700	78,690

The accompanying notes are an integral part of the financial statements.	61

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Thailand (continued)
SCG Packaging PCL, NVDR	81,900	$177,805
Sri Trang Gloves Thailand PCL, NVDR	65,400	75,073
Srisawad Corp. PCL, NVDR	48,700	108,292
Thai Oil PCL, NVDR	70,900	109,112
Thai Union Group PCL, NVDR	186,100	114,881
The Siam Cement PCL, NVDR	51,000	679,902
The Siam Commercial Bank PCL, NVDR	56,100	185,074
True Corp. PCL, NVDR	717,600	73,913
		9,248,533
Turkey - 0.1%
Akbank TAS	156,964	111,409
Aselsan Elektronik Sanayi Ve Ticaret AS	35,205	67,325
BIM Birlesik Magazalar AS	22,103	190,752
Eregli Demir ve Celik Fabrikalari TAS	69,257	156,665
Ford Otomotiv Sanayi AS	3,430	70,869
KOC Holding AS	39,405	109,145
Turkcell Iletisim Hizmetleri AS	61,613	121,833
Turkiye Garanti Bankasi AS	121,757	144,419
Turkiye Is Bankasi AS, Class C	87,364	60,478
Turkiye Petrol Rafinerileri AS (A)	5,463	66,695
Turkiye Sise ve Cam Fabrikalari AS	71,354	76,394
		1,175,984
United Arab Emirates - 0.0%
NMC Health PLC (A)	5,577	1,143
United Kingdom - 8.3%
3i Group PLC	67,173	1,235,388
abrdn PLC	154,272	563,666
Admiral Group PLC	13,266	659,138
Anglo American PLC	86,949	3,672,346
Ashtead Group PLC	30,188	2,359,890
Associated British Foods PLC	24,347	663,846
AstraZeneca PLC	87,702	10,256,203
Auto Trader Group PLC (B)	65,089	562,867
AVEVA Group PLC	7,791	443,318
Aviva PLC	266,142	1,479,252
BAE Systems PLC	217,855	1,702,023
Barclays PLC	1,165,208	2,954,290
Barratt Developments PLC	69,693	708,892
BP PLC	1,359,773	5,531,974
British American Tobacco PLC	145,952	5,475,168
BT Group PLC (A)	599,068	1,400,389
Bunzl PLC	22,854	828,079
Burberry Group PLC	27,393	701,420
CNH Industrial NV	62,226	1,028,647
Coca-Cola Europacific Partners PLC	12,537	723,886
Compass Group PLC (A)	119,751	2,474,057
Croda International PLC	9,447	1,189,207
Diageo PLC	156,558	7,526,184
Direct Line Insurance Group PLC	100,503	426,700
Entain PLC (A)	39,294	1,044,274
Evraz PLC	34,651	281,860
Ferguson PLC	15,153	2,190,195
GlaxoSmithKline PLC	336,928	6,777,531
Halma PLC	25,755	1,063,577
Hargreaves Lansdown PLC	24,097	500,438
HSBC Holdings PLC	1,360,987	7,187,198
Imperial Brands PLC	63,729	1,351,493
Informa PLC (A)	101,232	739,811
InterContinental Hotels Group PLC (A)	12,524	800,212
Intertek Group PLC	10,885	789,240
J Sainsbury PLC	113,479	474,299
JD Sports Fashion PLC	35,042	486,604
Johnson Matthey PLC	13,178	532,772
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Kingfisher PLC	142,789	$687,535
Land Securities Group PLC	47,650	465,383
Legal & General Group PLC	419,543	1,558,454
Lloyds Banking Group PLC	4,761,702	2,850,627
London Stock Exchange Group PLC	21,776	2,385,434
M&G PLC	177,699	503,361
Melrose Industries PLC	294,215	678,512
Mondi PLC	33,227	916,568
National Grid PLC	237,851	3,076,427
NatWest Group PLC	331,266	967,288
Next PLC	9,001	978,870
Ocado Group PLC (A)	32,483	900,276
Pearson PLC	50,717	534,843
Persimmon PLC	21,649	876,169
Phoenix Group Holdings PLC	50,609	433,640
Prudential PLC	176,328	3,673,738
Reckitt Benckiser Group PLC	47,713	3,642,479
RELX PLC	129,470	3,885,558
Rentokil Initial PLC	124,925	997,968
Rio Tinto PLC	75,042	5,551,943
Rolls-Royce Holdings PLC (A)	559,589	882,487
Schroders PLC	9,017	468,798
Segro PLC	80,752	1,427,222
Severn Trent PLC	16,090	611,321
Smith & Nephew PLC	59,345	1,136,402
Smiths Group PLC	27,401	543,829
Spirax-Sarco Engineering PLC	4,960	1,099,911
SSE PLC	70,347	1,580,297
St. James's Place PLC	37,400	828,216
Standard Chartered PLC	179,679	1,120,506
Taylor Wimpey PLC	249,319	627,610
Tesco PLC	522,814	1,835,408
The Berkeley Group Holdings PLC	8,428	559,828
The British Land Company PLC	59,681	436,015
The Sage Group PLC	74,336	759,161
Unilever PLC	175,706	9,783,327
United Utilities Group PLC	46,072	670,003
Vodafone Group PLC	1,804,148	3,030,205
Whitbread PLC (A)	13,757	607,502
Wm Morrison Supermarkets PLC	163,365	649,796
WPP PLC	82,850	1,123,354
		144,132,605
United States - 0.0%
Bausch Health Companies, Inc. (A)	17,579	512,190
Brookfield Renewable Corp., Class A	7,440	326,047
International Flavors & Fragrances, Inc.	0	0
		838,237
TOTAL COMMON STOCKS (Cost $1,240,318,259)		$1,527,073,620
PREFERRED SECURITIES - 1.1%
Brazil - 0.4%
Alpargatas SA (A)	10,900	126,416
Banco Bradesco SA	295,961	1,325,036
Bradespar SA	13,400	163,652
Braskem SA, A Shares (A)	11,500	146,764
Centrais Eletricas Brasileiras SA, B Shares	15,500	113,219
Cia Energetica de Minas Gerais	64,951	169,700
Cia Paranaense de Energia, B Shares	63,500	83,999
Gerdau SA	68,900	377,359
Itau Unibanco Holding SA	290,800	1,740,031
Itausa SA	266,060	594,812
Lojas Americanas SA	54,500	62,818

The accompanying notes are an integral part of the financial statements.	62

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Brazil (continued)
Petroleo Brasileiro SA	285,900	$1,503,369
		6,407,175
Chile - 0.0%
Sociedad Quimica y Minera de Chile SA, B Shares	8,520	445,694
Colombia - 0.1%
Bancolombia SA	84,705	705,660
Germany - 0.4%
Bayerische Motoren Werke AG	4,057	339,643
Fuchs Petrolub SE	4,926	249,447
Henkel AG & Company KGaA	12,897	1,260,076
Porsche Automobil Holding SE	11,105	1,123,471
Sartorius AG	1,888	1,243,837
Volkswagen AG	13,472	3,204,374
		7,420,848
South Korea - 0.2%
Hyundai Motor Company	1,480	130,499
Hyundai Motor Company, 2nd Preferred	2,314	197,632
LG Chem, Ltd.	489	145,477
LG Household & Health Care, Ltd.	130	76,979
Samsung Electronics Company, Ltd.	52,488	3,200,008
		3,750,595
TOTAL PREFERRED SECURITIES (Cost $15,386,228)		$18,729,972
EXCHANGE-TRADED FUNDS - 6.3%
iShares MSCI India ETF	1,293,912	62,884,123
KraneShares Bosera MSCI China A ETF (C)	450,000	20,317,500
VanEck Vectors Russia ETF	753,561	22,064,266
Xtrackers Harvest CSI 300 China A-Shares ETF	69,303	2,625,891
TOTAL EXCHANGE-TRADED FUNDS (Cost $75,742,856)		$107,891,780
WARRANTS - 0.0%
BTS Group Holdings PCL (Expiration Date: 12-31-22; Strike Price: THB 9.90) (A)	25,230	845
BTS Group Holdings PCL (Expiration Date: 12-31-24; Strike Price: THB 11.90) (A)	50,460	2,067
BTS Group Holdings PCL (Expiration Date: 12-31-26; Strike Price: THB 14.90) (A)	100,920	3,954
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (A)	72,322	37,119
Minor International PCL (Expiration Date: 10-1-21; Strike Price: THB 48.00) (A)	1,000	9
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (A)	5,503	748
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (A)	6,072	989
International Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
WARRANTS (continued)
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (A)	12,759	$4,194
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (A)	2,652	1,117
TOTAL WARRANTS (Cost $0)		$51,042
SHORT-TERM INVESTMENTS - 4.0%
U.S. Government - 2.5%
U.S. Treasury Bill
0.035%, 09/02/2021 *	$11,500,000	$11,499,990
0.041%, 09/21/2021 *	7,000,000	6,999,854
0.050%, 10/28/2021 *	8,400,000	8,399,269
0.051%, 10/12/2021 *	16,700,000	16,699,239
		43,598,352
U.S. Government Agency - 0.9%
Federal Home Loan Bank Discount Note 0.020%, 09/03/2021 *	16,300,000	16,299,964
Short-term funds - 0.6%
John Hancock Collateral Trust, 0.0356% (E)(F)	991,377	9,920,810
TOTAL SHORT-TERM INVESTMENTS (Cost $69,816,492)		$69,819,126
Total Investments (International Strategic Equity Allocation Fund) (Cost $1,401,263,835) - 99.7%		$1,723,565,540
Other assets and liabilities, net - 0.3%		5,112,752
TOTAL NET ASSETS - 100.0%		$1,728,678,292
Currency Abbreviations
CHF	Swiss Franc
THB	Thai Bhat
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 8-31-21.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 8-31-21.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

The accompanying notes are an integral part of the financial statements.	63

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

International Strategic Equity Allocation Fund (continued)

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Canadian Dollar Currency Futures	56	Long	Sep 2021	$4,592,391	$4,438,840	$(153,551)
Mini MSCI EAFE Index Futures	387	Long	Sep 2021	45,444,873	45,470,565	25,692
Mini MSCI Emerging Markets Index Futures	313	Long	Sep 2021	21,140,132	20,316,830	(823,302)
S&P/TSX 60 Index Futures	24	Long	Sep 2021	4,534,858	4,679,206	144,348
						$(806,813)

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
Mid Cap Stock Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 95.5%
Communication services – 6.5%
Entertainment – 2.9%
Spotify Technology SA (A)	267,444	$62,672,827
Interactive media and services – 3.6%
Match Group, Inc. (A)	350,885	48,225,634
Snap, Inc., Class A (A)	375,454	28,575,804
		76,801,438
		139,474,265
Consumer discretionary – 31.4%
Automobiles – 1.7%
Thor Industries, Inc.	313,483	35,558,377
Diversified consumer services – 3.1%
2U, Inc. (A)	377,252	13,969,642
Chegg, Inc. (A)	623,970	51,926,783
		65,896,425
Hotels, restaurants and leisure – 8.9%
Chipotle Mexican Grill, Inc. (A)	42,476	80,845,845
DraftKings, Inc., Class A (A)(B)	1,048,711	62,178,075
Penn National Gaming, Inc. (A)	260,084	21,092,812
Planet Fitness, Inc., Class A (A)	329,061	26,752,659
		190,869,391
Household durables – 2.0%
Lennar Corp., A Shares	404,481	43,404,856
Leisure products – 1.3%
Polaris, Inc.	228,814	27,402,765
Multiline retail – 2.0%
Ollie's Bargain Outlet Holdings, Inc. (A)	605,860	43,852,147
Specialty retail – 8.1%
EVgo, Inc. (A)	1,307,000	11,998,260
Five Below, Inc. (A)	252,365	53,705,796
Floor & Decor Holdings, Inc., Class A (A)	460,640	56,796,912
Ross Stores, Inc.	243,655	28,848,752
Ulta Beauty, Inc. (A)	55,725	21,582,850
		172,932,570
Textiles, apparel and luxury goods – 4.3%
Lululemon Athletica, Inc. (A)	232,135	92,893,462
		672,809,993
Consumer staples – 0.1%
Household products – 0.1%
The Honest Company, Inc. (A)(C)	327,276	3,246,513
Financials – 3.7%
Capital markets – 3.7%
Ares Management Corp., Class A	427,214	32,972,377
Mid Cap Stock Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
BowX Acquisition Corp. (A)	1	$10
Tradeweb Markets, Inc., Class A	541,928	47,153,155
		80,125,542
Health care – 19.8%
Biotechnology – 3.0%
Apellis Pharmaceuticals, Inc. (A)	194,903	12,834,363
Ascendis Pharma A/S, ADR (A)	83,084	13,021,755
Exact Sciences Corp. (A)	228,867	23,889,137
Kodiak Sciences, Inc. (A)	153,566	14,462,846
		64,208,101
Health care equipment and supplies – 10.3%
ABIOMED, Inc. (A)	132,612	48,265,464
Align Technology, Inc. (A)	86,603	61,401,527
DexCom, Inc. (A)	121,773	64,469,062
Insulet Corp. (A)	159,035	47,362,213
		221,498,266
Health care providers and services – 1.4%
Oak Street Health, Inc. (A)	660,312	30,856,380
Health care technology – 2.4%
GoodRx Holdings, Inc., Class A (A)(B)	986,324	37,500,038
Multiplan Corp. (A)(B)	2,228,270	13,369,620
		50,869,658
Life sciences tools and services – 1.5%
Agilent Technologies, Inc.	181,889	31,916,063
Pharmaceuticals – 1.2%
Elanco Animal Health, Inc. (A)	614,584	20,514,814
Reata Pharmaceuticals, Inc., Class A (A)	36,816	3,921,272
		24,436,086
		423,784,554
Industrials – 8.8%
Building products – 1.0%
Johnson Controls International PLC	302,261	22,609,123
Commercial services and supplies – 1.7%
Copart, Inc. (A)	254,953	36,794,817
Machinery – 1.7%
Hyzon Motors, Inc. (A)	528,700	4,985,641
The Middleby Corp. (A)	168,929	30,903,871
		35,889,512
Professional services – 4.4%
CoStar Group, Inc. (A)	770,707	65,309,711

The accompanying notes are an integral part of the financial statements.	64

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Mid Cap Stock Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Leidos Holdings, Inc.	298,373	$29,273,375
		94,583,086
		189,876,538
Information technology – 25.2%
Communications equipment – 2.7%
Arista Networks, Inc. (A)	153,952	56,889,883
IT services – 1.9%
MongoDB, Inc. (A)	101,073	39,603,434
Payoneer Global, Inc. (A)	186,400	1,914,328
		41,517,762
Semiconductors and semiconductor equipment – 5.4%
Marvell Technology, Inc.	545,880	33,402,397
MKS Instruments, Inc.	148,643	21,877,277
SolarEdge Technologies, Inc. (A)	119,990	34,770,702
Universal Display Corp.	125,055	26,085,222
		116,135,598
Software – 15.2%
Fair Isaac Corp. (A)	114,903	52,825,505
Guidewire Software, Inc. (A)	278,271	32,963,983
IronSource, Ltd., Class A (A)(B)	2,489,890	24,749,507
Paycom Software, Inc. (A)	163,075	79,727,368
RingCentral, Inc., Class A (A)	184,706	46,593,936
Varonis Systems, Inc. (A)	628,226	43,353,876
Workday, Inc., Class A (A)	164,705	44,990,818
		325,204,993
		539,748,236
TOTAL COMMON STOCKS (Cost $1,442,764,452)		$2,049,065,641
PREFERRED SECURITIES – 0.7%
Information technology – 0.6%
Software – 0.6%
Essence Group Holdings Corp. (A)(C)(D)	2,958,957	8,758,513
Lookout, Inc., Series F (A)(C)(D)	392,767	3,640,950
		12,399,463
Real estate – 0.1%
Real estate management and development – 0.1%
WeWork Companies, Inc., Series D1 (A)(C)(D)	88,086	659,225
WeWork Companies, Inc., Series D2 (A)(C)(D)	161,782	1,210,757
		1,869,982
TOTAL PREFERRED SECURITIES (Cost $14,299,003)		$14,269,445
EXCHANGE-TRADED FUNDS – 1.8%
iShares Russell Mid-Cap Growth ETF (B)	321,482	37,947,735
TOTAL EXCHANGE-TRADED FUNDS (Cost $36,913,089)		$37,947,735
SHORT-TERM INVESTMENTS – 4.7%
Short-term funds – 2.8%
John Hancock Collateral Trust, 0.0356% (E)(F)	6,042,875	60,471,652
Mid Cap Stock Fund (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Repurchase agreement – 1.9%
Societe Generale SA Tri-Party Repurchase Agreement dated 8-31-21 at 0.045% to be repurchased at $40,800,051 on 9-1-21, collateralized by $816,083 Federal Home Loan Mortgage Corp., 2.500% - 3.500% due 1-1-50 to 7-1-51 (valued at $854,163), $21,862,413 Government National Mortgage Association, 2.500% - 4.000% due 8-20-46 to 7-20-51 (valued at $22,853,280), $300 U.S. Treasury Bonds, 2.875% - 8.000% due 11-15-21 to 11-15-46 (valued at $332) and $18,039,900 U.S. Treasury Notes, 0.250% - 2.875% due 10-31-23 to 11-30-25 (valued at $17,908,225)	$40,800,000	$40,800,000
TOTAL SHORT-TERM INVESTMENTS (Cost $101,250,751)		$101,271,652
Total Investments (Mid Cap Stock Fund) (Cost $1,595,227,295) – 102.7%		$2,202,554,473
Other assets and liabilities, net – (2.7%)		(57,033,829)
TOTAL NET ASSETS – 100.0%		$2,145,520,644
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-21.
(C)	Restricted security as to resale. For more information on this security refer to the Notes to financial statements.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	The rate shown is the annualized seven-day yield as of 8-31-21.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Mid Value Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 92.4%
Communication services – 4.4%
Entertainment – 0.2%
Madison Square Garden Sports Corp. (A)	19,427	$3,512,013
Media – 3.9%
DISH Network Corp., Class A (A)	263,165	11,471,362
Fox Corp., Class A	298,369	11,170,935
News Corp., Class A	1,589,429	35,714,470
Scholastic Corp.	276,405	9,187,702
ViacomCBS, Inc., Class B	123,000	5,098,350
		72,642,819
Wireless telecommunication services – 0.3%
Telephone & Data Systems, Inc.	243,654	4,951,049
		81,105,881

The accompanying notes are an integral part of the financial statements.	65

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Consumer discretionary – 2.6%
Diversified consumer services – 0.5%
Strategic Education, Inc.	127,507	$9,981,248
Hotels, restaurants and leisure – 0.5%
Compass Group PLC (A)	430,756	8,899,398
Household durables – 0.3%
Mohawk Industries, Inc. (A)	25,307	5,004,712
Multiline retail – 0.4%
Nordstrom, Inc. (A)	237,870	6,805,461
Textiles, apparel and luxury goods – 0.9%
Ralph Lauren Corp.	153,362	17,809,929
		48,500,748
Consumer staples – 8.3%
Beverages – 0.6%
Carlsberg A/S, Class B	66,827	11,672,337
Food and staples retailing – 1.5%
Sysco Corp.	338,214	26,938,745
Food products – 5.6%
Bunge, Ltd.	454,815	34,434,044
Campbell Soup Company	418,156	17,449,650
Flowers Foods, Inc.	1,626,997	39,259,438
The Kraft Heinz Company	339,861	12,231,597
		103,374,729
Household products – 0.6%
Kimberly-Clark Corp.	84,839	11,691,663
		153,677,474
Energy – 11.3%
Energy equipment and services – 2.2%
Frank's International NV (A)(B)	2,407,936	6,934,856
NOV, Inc. (A)	690,415	9,092,766
SEACOR Marine Holdings, Inc. (A)	195,011	836,597
TechnipFMC PLC (A)	2,645,981	17,542,854
Tidewater, Inc. (A)(B)	573,567	6,596,021
		41,003,094
Oil, gas and consumable fuels – 9.1%
Cameco Corp.	1,591,544	29,475,395
Canadian Natural Resources, Ltd. (B)	683,198	22,593,358
Chesapeake Energy Corp.	146,694	8,186,992
EQT Corp. (A)	2,175,255	39,872,424
Equitrans Midstream Corp.	1,583,930	13,827,709
Hess Corp.	83,664	5,751,900
Imperial Oil, Ltd.	1,507,324	39,778,280
NAC Kazatomprom JSC, GDR	292,418	8,245,066
		167,731,124
		208,734,218
Financials – 17.6%
Banks – 3.6%
Fifth Third Bancorp	975,294	37,899,925
Popular, Inc.	168,658	12,807,889
Westamerica BanCorp	279,394	15,852,816
		66,560,630
Capital markets – 4.3%
Lazard, Ltd., Class A	267,779	12,692,725
Northern Trust Corp.	230,930	27,369,824
State Street Corp.	411,464	38,229,120
		78,291,669
Diversified financial services – 1.1%
Groupe Bruxelles Lambert SA	177,814	20,371,444
Insurance – 8.1%
Brighthouse Financial, Inc. (A)	373,815	18,301,982
Brown & Brown, Inc.	419,590	24,357,200
Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
CNA Financial Corp.	454,762	$20,168,695
Kemper Corp.	222,971	15,295,811
Loews Corp.	679,288	37,951,821
Marsh & McLennan Companies, Inc.	94,025	14,780,730
RenaissanceRe Holdings, Ltd.	107,750	16,887,658
The Hartford Financial Services Group, Inc.	20,600	1,384,732
		149,128,629
Thrifts and mortgage finance – 0.5%
Capitol Federal Financial, Inc.	857,576	9,896,427
		324,248,799
Health care – 15.9%
Biotechnology – 2.0%
ACADIA Pharmaceuticals, Inc. (A)	353,438	6,188,699
Alkermes PLC (A)	524,894	16,408,186
BioMarin Pharmaceutical, Inc. (A)	76,977	6,482,233
Galapagos NV (A)(B)	66,096	3,909,584
Incyte Corp. (A)	59,590	4,558,039
		37,546,741
Health care equipment and supplies – 5.0%
Baxter International, Inc.	375,235	28,600,412
Dentsply Sirona, Inc.	395,403	24,396,365
Hologic, Inc. (A)	188,395	14,911,464
Zimmer Biomet Holdings, Inc.	162,297	24,417,584
		92,325,825
Health care providers and services – 7.8%
Cardinal Health, Inc.	872,028	45,772,746
Centene Corp. (A)	125,000	7,872,500
Covetrus, Inc. (A)	440,685	9,955,074
Fresenius Medical Care AG & Company KGaA	59,079	4,542,580
Fresenius SE & Company KGaA	227,455	11,826,120
Patterson Companies, Inc.	880,830	26,988,631
Select Medical Holdings Corp.	1,041,579	36,007,386
		142,965,037
Pharmaceuticals – 1.1%
Perrigo Company PLC	491,890	20,142,896
		292,980,499
Industrials – 6.4%
Aerospace and defense – 2.9%
Rolls-Royce Holdings PLC (A)	6,875,994	10,843,593
Textron, Inc.	578,209	42,018,448
		52,862,041
Air freight and logistics – 0.7%
CH Robinson Worldwide, Inc.	136,346	12,279,321
Airlines – 0.3%
Southwest Airlines Company (A)	134,485	6,694,663
Commercial services and supplies – 0.4%
Cintas Corp.	17,306	6,849,196
Machinery – 1.6%
AGCO Corp.	46,534	6,404,009
PACCAR, Inc.	287,012	23,497,672
		29,901,681
Road and rail – 0.5%
JB Hunt Transport Services, Inc.	56,983	10,108,784
		118,695,686

The accompanying notes are an integral part of the financial statements.	66

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Mid Value Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Information technology – 2.1%
Electronic equipment, instruments and components – 0.8%
National Instruments Corp.	371,992	$15,556,705
IT services – 0.2%
Cognizant Technology Solutions Corp., Class A	36,921	2,817,442
Semiconductors and semiconductor equipment – 1.1%
Applied Materials, Inc.	151,475	20,468,817
		38,842,964
Materials – 9.9%
Chemicals – 2.2%
Corteva, Inc.	573,201	25,203,648
PPG Industries, Inc.	46,597	7,434,551
Westlake Chemical Corp.	94,857	8,285,759
		40,923,958
Construction materials – 1.9%
Summit Materials, Inc., Class A (A)	630,148	21,217,083
Vulcan Materials Company	73,106	13,592,599
		34,809,682
Metals and mining – 5.8%
AngloGold Ashanti, Ltd., ADR	361,127	6,168,049
Centerra Gold, Inc.	124,670	931,826
Cia de Minas Buenaventura SAA, ADR (A)	1,535,477	11,516,078
Franco-Nevada Corp.	264,650	38,607,246
Freeport-McMoRan, Inc.	579,129	21,074,504
Fresnillo PLC	1,372,456	16,138,963
Gold Fields, Ltd., ADR	1,216,340	11,530,903
Newmont Corp.	7,300	423,327
		106,390,896
		182,124,536
Real estate – 6.5%
Equity real estate investment trusts – 6.3%
Apartment Income REIT Corp.	168,151	8,545,434
Apartment Investment and Management Company, Class A	1,207,337	8,668,680
Equity Commonwealth	288,430	7,597,246
Equity Residential	167,879	14,113,588
Rayonier, Inc.	745,503	27,419,600
Regency Centers Corp.	284,036	19,490,550
Weyerhaeuser Company	845,618	30,442,248
		116,277,346
Real estate management and development – 0.2%
The St. Joe Company	90,735	4,198,308
		120,475,654
Utilities – 7.4%
Electric utilities – 3.9%
FirstEnergy Corp.	1,152,954	44,815,322
PG&E Corp. (A)	2,890,706	26,507,774
		71,323,096
Gas utilities – 0.8%
National Fuel Gas Company	285,970	14,816,106
Independent power and renewable electricity producers – 1.3%
Vistra Corp.	1,218,181	23,255,075
Multi-utilities – 1.4%
CenterPoint Energy, Inc.	622,720	15,624,045
Consolidated Edison, Inc.	147,035	11,093,791
		26,717,836
		136,112,113
TOTAL COMMON STOCKS (Cost $1,247,363,343)		$1,705,498,572
Mid Value Fund (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES – 0.1%
Consumer staples – 0.1%
Food products – 0.1%
Bunge, Ltd., 4.875%	21,349	$2,428,449
TOTAL PREFERRED SECURITIES (Cost $2,341,214)		$2,428,449
CORPORATE BONDS - 0.2%
Energy - 0.2%
Weatherford International, Ltd. 11.000%, 12/01/2024 (C)	$3,398,000	3,550,910
TOTAL CORPORATE BONDS (Cost $2,551,949)		$3,550,910
SHORT-TERM INVESTMENTS – 7.7%
Short-term funds – 7.7%
John Hancock Collateral Trust, 0.0356% (D)(E)	830,566	8,311,553
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (D)	2,799,623	2,799,623
T. Rowe Price Government Reserve Fund, 0.0295% (D)	131,683,525	131,683,525
TOTAL SHORT-TERM INVESTMENTS (Cost $142,792,426)		$142,794,701
Total Investments (Mid Value Fund) (Cost $1,395,048,932) – 100.4%		$1,854,272,632
Other assets and liabilities, net – (0.4%)		(7,578,165)
TOTAL NET ASSETS – 100.0%		$1,846,694,467
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-21.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	The rate shown is the annualized seven-day yield as of 8-31-21.
(E)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Science & Technology Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 95.5%
Communication services – 16.2%
Entertainment – 0.5%
CTS Eventim AG & Company KGaA (A)	15,643	$1,009,285
Take-Two Interactive Software, Inc. (A)	575	92,702
		1,101,987
Interactive media and services – 15.7%
Alphabet, Inc., Class A (A)	615	1,779,779
Alphabet, Inc., Class C (A)	3,728	10,845,643
Baidu, Inc., ADR (A)	27,076	4,251,474
Facebook, Inc., Class A (A)	25,360	9,621,077
Kanzhun, Ltd. (A)	3,412	125,766
Kuaishou Technology (A)(B)	3,500	38,189
Mail.Ru Group, Ltd., GDR (A)	128,675	2,590,344
Pinterest, Inc., Class A (A)	21,412	1,189,865
Snap, Inc., Class A (A)	13,595	1,034,715
Zillow Group, Inc., Class A (A)	1,145	109,462

The accompanying notes are an integral part of the financial statements.	67

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Science & Technology Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
ZoomInfo Technologies, Inc., Class A (A)	38,505	$2,510,141
		34,096,455
		35,198,442
Consumer discretionary – 23.0%
Auto components – 0.2%
Aptiv PLC (A)	3,110	473,311
Automobiles – 0.6%
Ford Motor Company (A)	51,260	667,918
General Motors Company (A)	11,290	553,323
Tesla, Inc. (A)	225	165,537
		1,386,778
Diversified consumer services – 0.2%
New Oriental Education & Technology Group, Inc., ADR (A)	192,611	435,301
Hotels, restaurants and leisure – 5.9%
Booking Holdings, Inc. (A)	2,104	4,838,506
Expedia Group, Inc. (A)	4,685	676,983
Tongcheng-Elong Holdings, Ltd. (A)	461,200	1,075,142
Trip.com Group, Ltd., ADR (A)	201,699	6,149,803
		12,740,434
Internet and direct marketing retail – 16.1%
Alibaba Group Holding, Ltd., ADR (A)	31,476	5,256,177
Amazon.com, Inc. (A)	3,067	10,644,913
boohoo Group PLC (A)	506,882	1,974,471
Coupang, Inc. (A)	27,201	814,942
Deliveroo PLC (A)(B)(C)	235,141	1,127,719
Delivery Hero SE (A)(B)	19,732	2,863,720
D-MARKET Elektronik Hizmetler ve Ticaret AS, ADR (A)	30,722	268,510
DoorDash, Inc., Class A (A)	2,387	456,872
Etsy, Inc. (A)	13,273	2,870,419
Naspers, Ltd., N Shares	5,979	1,031,611
Prosus NV (A)	12,275	1,086,528
Wayfair, Inc., Class A (A)(C)	3,233	907,665
Zalando SE (A)(B)(C)	51,406	5,699,629
		35,003,176
		50,039,000
Health care – 0.5%
Health care equipment and supplies – 0.4%
Intuitive Surgical, Inc. (A)	732	771,206
Health care technology – 0.1%
Veeva Systems, Inc., Class A (A)	730	242,345
		1,013,551
Industrials – 0.6%
Electrical equipment – 0.0%
Bloom Energy Corp., Class A (A)	465	9,960
Road and rail – 0.6%
DiDi Chuxing, Inc. (A)(D)	16,798	525,163
Lyft, Inc., Class A (A)	14,520	691,297
		1,216,460
		1,226,420
Information technology – 55.2%
Communications equipment – 0.6%
Arista Networks, Inc. (A)	360	133,031
Cisco Systems, Inc.	16,870	995,667
F5 Networks, Inc. (A)	855	174,052
		1,302,750
Electronic equipment, instruments and components – 1.3%
Cognex Corp.	1,495	132,487
Flex, Ltd. (A)	8,610	159,974
Science & Technology Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
IPG Photonics Corp. (A)	1,980	$337,946
Samsung SDI Company, Ltd.	3,375	2,300,355
		2,930,762
IT services – 8.2%
Adyen NV (A)(B)	115	371,689
DXC Technology Company (A)	25,455	934,708
EPAM Systems, Inc. (A)	1,035	654,958
Fidelity National Information Services, Inc.	2,362	301,793
Fiserv, Inc. (A)	2,330	274,451
Global Payments, Inc.	1,369	222,654
Mastercard, Inc., Class A	735	254,479
MongoDB, Inc. (A)	9,775	3,830,138
Okta, Inc. (A)	2,400	632,640
PayPal Holdings, Inc. (A)	8,225	2,374,229
Shopify, Inc., Class A (A)	615	937,740
Snowflake, Inc., Class A (A)	1,092	332,350
Square, Inc., Class A (A)	10,195	2,732,974
Twilio, Inc., Class A (A)	9,625	3,435,740
VeriSign, Inc. (A)	2,079	449,605
		17,740,148
Semiconductors and semiconductor equipment – 11.4%
Advanced Micro Devices, Inc. (A)	5,050	559,136
Advantest Corp.	3,300	284,300
Applied Materials, Inc.	23,108	3,122,584
Infineon Technologies AG	13,975	595,024
KLA Corp.	260	88,390
Lam Research Corp.	1,955	1,182,423
Marvell Technology, Inc.	10,040	614,348
Micron Technology, Inc. (A)	53,775	3,963,218
NVIDIA Corp.	6,265	1,402,420
NXP Semiconductors NV	5,275	1,134,811
ON Semiconductor Corp. (A)	31,470	1,396,009
Qorvo, Inc. (A)	2,410	453,152
QUALCOMM, Inc.	13,397	1,965,206
SK Hynix, Inc.	7,190	658,319
Skyworks Solutions, Inc.	1,560	286,198
STMicroelectronics NV	12,810	570,643
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	13,275	1,579,858
Teradyne, Inc.	5,165	627,238
Tokyo Electron, Ltd.	2,100	899,521
Xilinx, Inc.	21,757	3,385,172
		24,767,970
Software – 27.4%
Adobe, Inc. (A)	1,210	803,077
Altair Engineering, Inc., Class A (A)	2,095	155,009
Alteryx, Inc., Class A (A)	3,695	273,319
Asana, Inc., Class A (A)	40,690	3,074,130
Atlassian Corp. PLC, Class A (A)	2,410	884,615
Autodesk, Inc. (A)	905	280,631
Box, Inc., Class A (A)	8,310	214,232
Citrix Systems, Inc.	45,000	4,629,150
Cloudflare, Inc., Class A (A)	2,280	275,287
Crowdstrike Holdings, Inc., Class A (A)	10,975	3,083,975
Datadog, Inc., Class A (A)	2,930	403,754
DocuSign, Inc. (A)	1,565	463,616
FireEye, Inc. (A)	5,965	108,503
Fortinet, Inc. (A)	4,592	1,447,123
HubSpot, Inc. (A)	8,170	5,592,120
Intuit, Inc.	3,240	1,834,196
KnowBe4, Inc., Class A (A)(C)	7,750	190,728
Legalzoom.com, Inc. (A)(C)	1,200	41,076
McAfee Corp., Class A	27,418	728,222

The accompanying notes are an integral part of the financial statements.	68

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Science & Technology Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	30,756	$9,284,621
Monday.com, Ltd. (A)(C)	735	278,830
NortonLifeLock, Inc.	43,322	1,150,632
Palo Alto Networks, Inc. (A)	1,865	859,840
Paycom Software, Inc. (A)	7,205	3,522,525
Procore Technologies, Inc. (A)	369	33,468
salesforce.com, Inc. (A)	34,019	9,024,220
TeamViewer AG (A)(B)	34,698	1,156,017
The Trade Desk, Inc., Class A (A)	12,405	993,020
Varonis Systems, Inc. (A)	7,085	488,936
Workday, Inc., Class A (A)	6,838	1,867,868
Zoom Video Communications, Inc., Class A (A)	11,187	3,238,637
Zscaler, Inc. (A)	11,280	3,139,675
		59,521,052
Technology hardware, storage and peripherals – 6.3%
Apple, Inc.	26,410	4,009,830
Pure Storage, Inc., Class A (A)	171,007	4,417,111
Samsung Electronics Company, Ltd.	50,542	3,336,693
Seagate Technology Holdings PLC	10,150	889,039
Western Digital Corp. (A)	15,670	990,344
		13,643,017
		119,905,699
TOTAL COMMON STOCKS (Cost $149,730,738)		$207,383,112
SHORT-TERM INVESTMENTS – 6.4%
Short-term funds – 2.9%
John Hancock Collateral Trust, 0.0356% (E)(F)	182,290	1,824,190
State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.0250% (E)	2,327,560	2,327,560
T. Rowe Price Government Reserve Fund, 0.0295% (E)	2,022,433	2,022,433
		6,174,183
Repurchase agreement – 3.5%
Repurchase Agreement with State Street Corp. dated 8-31-21 at 0.000% to be repurchased at $7,608,000 on 9-1-21, collateralized by $7,772,400 U.S. Treasury Notes, 0.125% due 8-31-23 (valued at $7,760,260)	$7,608,000	7,608,000
TOTAL SHORT-TERM INVESTMENTS (Cost $13,781,837)		$13,782,183
Total Investments (Science & Technology Fund) (Cost $163,512,575) – 101.9%		$221,165,295
Other assets and liabilities, net – (1.9%)		(4,056,491)
TOTAL NET ASSETS – 100.0%		$217,108,804
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 8-31-21.
(D)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(E)	The rate shown is the annualized seven-day yield as of 8-31-21.
Science & Technology Fund (continued)
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
Strategic Equity Allocation Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 92.5%
Communication services – 7.6%
Diversified telecommunication services – 1.1%
Anterix, Inc. (A)	1,328	$78,379
AT&T, Inc.	688,190	18,870,170
ATN International, Inc.	1,329	60,589
Bandwidth, Inc., Class A (A)	2,587	266,202
BCE, Inc.	9,429	491,759
BT Group PLC (A)	1,101,659	2,575,243
Cellnex Telecom SA (A)(B)	47,177	3,229,183
China Tower Corp., Ltd., H Shares (B)	4,562,400	598,435
Chunghwa Telecom Company, Ltd.	410,479	1,660,486
Cincinnati Bell, Inc. (A)	5,754	89,129
Cogent Communications Holdings, Inc.	4,757	345,263
Consolidated Communications Holdings, Inc. (A)	8,448	78,313
Deutsche Telekom AG	442,619	9,411,519
Elisa OYJ	18,919	1,212,531
Globalstar, Inc. (A)(C)	68,895	137,101
HKT Trust & HKT, Ltd.	268,322	365,881
IDT Corp., Class B (A)	2,281	99,178
Iliad SA	1,639	352,450
Infrastrutture Wireless Italiane SpA (B)	36,278	431,614
Iridium Communications, Inc. (A)	44,778	1,993,069
Koninklijke KPN NV	373,840	1,197,547
LG Uplus Corp.	25,573	309,411
Liberty Latin America, Ltd., Class A (A)	6,420	91,549
Liberty Latin America, Ltd., Class C (A)	16,031	230,686
Lumen Technologies, Inc.	95,880	1,179,324
Nippon Telegraph & Telephone Corp.	135,900	3,620,754
Ooma, Inc. (A)	2,777	52,763
Orange Polska SA (A)	69,692	150,573
Orange SA	226,454	2,574,601
ORBCOMM, Inc. (A)	8,582	98,607
Proximus SADP	22,011	431,556
Radius Global Infrastructure, Inc., Class A (A)	5,110	91,367
Sarana Menara Nusantara Tbk PT	2,726,900	256,149
Singapore Telecommunications, Ltd.	249,110	428,855
Singapore Telecommunications, Ltd.	229,178	395,933
Spark New Zealand, Ltd.	279,569	959,960
Swisscom AG	2,808	1,648,119
Telecom Italia SpA	1,140,493	516,722
Telecom Italia SpA, Savings Shares	651,477	314,749
Telefonica Brasil SA	55,254	467,289
Telefonica Deutschland Holding AG	131,623	369,482
Telefonica SA	485,724	2,403,409
Telekom Malaysia BHD	125,718	185,130
Telenor ASA	105,492	1,848,110
Telesites SAB de CV (A)	180,500	165,455
Telia Company AB	306,152	1,316,259
Telkom Indonesia Persero Tbk PT	5,937,860	1,417,020
Telstra Corp., Ltd.	462,554	1,296,800
TELUS Corp.	47,277	1,089,321
Tower Bersama Infrastructure Tbk PT	935,400	205,135
True Corp. PCL, NVDR (C)	1,319,800	135,940
United Internet AG	12,691	548,540

The accompanying notes are an integral part of the financial statements.	69

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified telecommunication services (continued)
Verizon Communications, Inc.	399,041	$21,947,255
		90,290,864
Entertainment – 1.3%
Activision Blizzard, Inc.	89,831	7,399,379
Alibaba Pictures Group, Ltd. (A)	1,260,500	134,345
AMC Entertainment Holdings, Inc., Class A (A)(C)	45,871	2,161,900
Bilibili, Inc., ADR (A)	17,500	1,404,025
Bollore SA	97,980	580,733
Capcom Company, Ltd.	18,300	509,638
CD Projekt SA (C)	7,716	342,672
Chicken Soup For The Soul Entertainment, Inc. (A)	1,528	37,069
Cinemark Holdings, Inc. (A)	12,255	218,507
CuriosityStream, Inc. (A)(C)	3,323	41,538
DouYu International Holdings, Ltd., ADR (A)	10,200	43,656
Electronic Arts, Inc.	33,086	4,804,418
Embracer Group AB (A)	29,860	679,728
Eros STX Global Corp. (A)	40,454	32,363
HUYA, Inc., ADR (A)(C)	8,600	91,934
HYBE Company, Ltd. (A)	1,598	397,933
IMAX Corp. (A)	5,690	89,390
iQIYI, Inc., ADR (A)(C)	30,500	276,330
Koei Tecmo Holdings Company, Ltd.	6,030	257,319
Konami Holdings Corp.	9,900	626,689
Liberty Media Corp.-Liberty Braves, Class A (A)	1,881	48,906
Liberty Media Corp.-Liberty Braves, Class C (A)	3,442	88,976
Lions Gate Entertainment Corp., Class A (A)	6,413	82,856
Lions Gate Entertainment Corp., Class B (A)	13,191	155,126
Live Nation Entertainment, Inc. (A)	16,702	1,448,063
Madison Square Garden Entertainment Corp. (A)	2,714	217,636
NCSoft Corp.	1,923	1,093,624
NetEase, Inc., ADR	43,620	4,249,460
Netflix, Inc. (A)	51,262	29,177,818
Netmarble Corp. (B)	2,499	277,434
Nexon Company, Ltd.	51,400	937,466
Nintendo Company, Ltd.	11,839	5,687,919
Pearl Abyss Corp. (A)	3,415	277,571
Sea, Ltd., ADR (A)	900	304,488
Square Enix Holdings Company, Ltd.	8,900	517,407
Take-Two Interactive Software, Inc. (A)	13,371	2,155,673
Tencent Music Entertainment Group, ADR (A)	72,400	640,016
The Marcus Corp. (A)	2,933	45,755
The Walt Disney Company (A)	210,055	38,082,972
Toho Company, Ltd.	11,600	502,567
Ubisoft Entertainment SA (A)	10,430	662,534
Vivendi SE	80,505	3,066,561
World Wrestling Entertainment, Inc., Class A	12,065	628,707
		110,479,101
Interactive media and services – 4.0%
Adevinta ASA (A)	41,359	832,363
Alphabet, Inc., Class A (A)	30,956	89,585,116
Alphabet, Inc., Class C (A)	29,310	85,269,824
Auto Trader Group PLC (B)	119,689	1,035,025
Autohome, Inc., ADR	7,500	331,950
Baidu, Inc., ADR (A)	29,300	4,600,686
CarGurus, Inc. (A)	10,509	319,263
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
Cars.com, Inc. (A)	7,799	$99,203
Eventbrite, Inc., Class A (A)	8,532	150,846
EverQuote, Inc., Class A (A)	2,279	44,874
Facebook, Inc., Class A (A)	246,627	93,565,351
FuboTV, Inc. (A)(C)	14,835	432,440
Hello Group, Inc., ADR	17,500	229,950
JOYY, Inc., ADR	6,300	398,790
Kakaku.com, Inc.	13,900	432,495
Kakao Corp.	36,299	4,843,407
Kuaishou Technology (A)(B)(C)	29,200	318,608
Liberty TripAdvisor Holdings, Inc., Class A (A)	9,083	33,970
MediaAlpha, Inc., Class A (A)	2,380	52,788
NAVER Corp.	14,421	5,460,323
QuinStreet, Inc. (A)	5,626	100,762
REA Group, Ltd.	5,816	650,917
Scout24 AG (B)	11,752	988,027
SEEK, Ltd.	37,023	877,001
Tencent Holdings, Ltd.	625,712	38,645,713
TripAdvisor, Inc. (A)	26,137	914,795
TrueCar, Inc. (A)	11,835	49,707
Twitter, Inc. (A)	82,152	5,298,804
Weibo Corp., ADR (A)	6,700	338,484
Yelp, Inc. (A)	26,814	1,032,607
Z Holdings Corp.	279,507	1,817,419
		338,751,508
Media – 0.7%
Advantage Solutions, Inc. (A)	8,677	75,577
AMC Networks, Inc., Class A (A)	3,300	156,849
Audacy, Inc. (A)	14,316	50,822
Boston Omaha Corp., Class A (A)	2,065	73,824
Cable One, Inc.	1,448	3,040,206
Cardlytics, Inc. (A)	3,610	327,716
Charter Communications, Inc., Class A (A)	11,009	8,990,610
Cheil Worldwide, Inc.	8,224	163,582
China Literature, Ltd. (A)(B)(C)	43,800	368,420
Clear Channel Outdoor Holdings, Inc. (A)	41,889	110,168
Comcast Corp., Class A	366,481	22,238,067
comScore, Inc. (A)	9,460	36,705
CyberAgent, Inc.	42,400	776,178
Cyfrowy Polsat SA	31,016	296,241
Daily Journal Corp. (A)	150	51,000
Dentsu Group, Inc.	22,544	838,030
Discovery, Inc., Series A (A)(C)	13,489	389,023
Discovery, Inc., Series C (A)	24,006	662,326
DISH Network Corp., Class A (A)	19,861	865,741
Entravision Communications Corp., Class A	6,911	48,170
Fox Corp., Class A	26,134	978,457
Fox Corp., Class B	12,147	420,651
Gannett Company, Inc. (A)	16,267	103,295
Gray Television, Inc.	9,644	219,305
Grupo Televisa SAB, Series CPO	328,197	864,450
Hakuhodo DY Holdings, Inc.	24,300	383,167
iHeartMedia, Inc., Class A (A)	12,612	313,787
Informa PLC (A)	186,160	1,360,467
John Wiley & Sons, Inc., Class A	16,412	953,537
Loral Space & Communications, Inc.	1,553	65,242
Megacable Holdings SAB de CV, Series CPO	42,100	146,776
Meredith Corp. (A)	4,489	193,072
MultiChoice Group	40,841	323,347
News Corp., Class A	31,264	702,502
News Corp., Class B	9,739	214,550
Omnicom Group, Inc.	17,192	1,258,798

The accompanying notes are an integral part of the financial statements.	70

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Media (continued)
Pearson PLC	93,268	$983,567
Publicis Groupe SA	25,333	1,663,113
Quebecor, Inc., Class B	18,574	463,448
Schibsted ASA, B Shares	14,512	674,279
Schibsted ASA, Class A	11,205	597,801
Scholastic Corp.	3,276	108,894
Shaw Communications, Inc., Class B	49,682	1,462,127
Sinclair Broadcast Group, Inc., Class A	5,278	158,393
Stagwell, Inc. (A)	7,575	52,874
TechTarget, Inc. (A)	2,854	241,391
TEGNA, Inc.	83,584	1,481,108
The EW Scripps Company, Class A	6,563	121,678
The Interpublic Group of Companies, Inc.	31,444	1,170,660
The New York Times Company, Class A	38,717	1,966,049
Thryv Holdings, Inc. (A)	774	23,986
ViacomCBS, Inc., Class B	48,407	2,006,470
WideOpenWest, Inc. (A)	5,928	125,792
WPP PLC	152,354	2,065,745
		63,428,033
Wireless telecommunication services – 0.5%
Advanced Info Service PCL, NVDR	141,500	825,079
America Movil SAB de CV, Series L	4,661,200	4,569,758
Axiata Group BHD	305,853	304,732
DiGi.Com BHD	335,420	354,494
Far EasTone Telecommunications Company, Ltd.	163,595	363,962
Globe Telecom, Inc.	2,755	150,813
Gogo, Inc. (A)(C)	6,789	91,312
Intouch Holdings PCL, NVDR	229,800	609,414
KDDI Corp.	170,367	5,207,332
Maxis BHD	256,360	289,146
MTN Group, Ltd. (A)	188,831	1,733,228
PLDT, Inc.	8,180	240,219
Rogers Communications, Inc., Class B	38,181	1,945,290
Shenandoah Telecommunications Company	5,537	165,169
SK Telecom Company, Ltd.	4,663	1,198,900
SoftBank Corp.	301,200	4,030,909
SoftBank Group Corp.	132,452	7,464,169
Taiwan Mobile Company, Ltd.	174,000	634,110
Tele2 AB, B Shares	58,101	872,278
Telephone & Data Systems, Inc.	37,784	767,771
TIM SA	92,789	223,592
T-Mobile US, Inc. (A)	56,484	7,739,438
Turkcell Iletisim Hizmetleri AS	113,310	224,057
United States Cellular Corp. (A)	1,681	53,708
Vodacom Group, Ltd.	70,054	691,882
Vodafone Group PLC	3,317,715	5,572,336
		46,323,098
		649,272,604
Consumer discretionary – 11.6%
Auto components – 0.5%
Adient PLC (A)	35,793	1,408,097
Aisin Corp.	15,600	595,476
American Axle & Manufacturing Holdings, Inc. (A)	12,828	113,784
Aptiv PLC (A)	18,700	2,845,953
BorgWarner, Inc.	16,584	707,805
Bridgestone Corp.	60,000	2,762,018
Cheng Shin Rubber Industry Company, Ltd.	187,730	252,044
Cie Generale des Etablissements Michelin SCA	19,180	3,105,165
Continental AG (A)	14,580	1,959,372
Cooper-Standard Holdings, Inc. (A)	2,079	48,399
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Auto components (continued)
Dana, Inc.	55,013	$1,279,602
Denso Corp.	45,716	3,199,799
Dorman Products, Inc. (A)	2,979	279,609
Faurecia SE	13,197	637,556
Fox Factory Holding Corp. (A)	15,942	2,449,807
Fuyao Glass Industry Group Company, Ltd., H Shares (B)	65,100	400,613
Gentex Corp.	64,387	1,983,120
Gentherm, Inc. (A)	3,745	321,396
Hankook Tire & Technology Company, Ltd.	8,845	354,856
Hanon Systems	21,536	305,045
Hyundai Mobis Company, Ltd.	7,835	1,870,237
Koito Manufacturing Company, Ltd.	10,976	671,403
LCI Industries	2,786	394,665
Lear Corp.	14,588	2,333,205
Magna International, Inc.	30,476	2,406,629
Minth Group, Ltd.	82,000	340,324
Modine Manufacturing Company (A)	5,867	72,985
Motorcar Parts of America, Inc. (A)	2,451	48,579
Patrick Industries, Inc.	2,577	210,309
Standard Motor Products, Inc.	2,266	97,189
Stanley Electric Company, Ltd.	14,000	349,374
Stoneridge, Inc. (A)	3,022	70,413
Sumitomo Electric Industries, Ltd.	80,200	1,071,118
Tenneco, Inc., Class A (A)	8,023	125,159
The Goodyear Tire & Rubber Company (A)	105,516	1,671,373
Toyota Industries Corp.	15,529	1,311,123
Valeo	25,848	737,768
Visteon Corp. (A)	10,576	1,117,672
XL Fleet Corp. (A)	4,974	33,823
XPEL, Inc. (A)	2,016	153,176
		40,096,040
Automobiles – 1.5%
Arcimoto, Inc. (A)(C)	3,392	42,129
Astra International Tbk PT	2,443,308	894,483
Bayerische Motoren Werke AG	44,125	4,188,289
Brilliance China Automotive Holdings, Ltd. (A)	316,300	122,094
BYD Company, Ltd., H Shares	85,194	2,864,145
Canoo, Inc. (A)(C)	9,242	66,635
Daimler AG	113,948	9,612,055
Dongfeng Motor Group Company, Ltd., H Shares	299,680	328,146
Ferrari NV	13,992	3,035,152
Fisker, Inc. (A)(C)	17,920	249,984
Ford Motor Company (A)	271,091	3,532,316
Ford Otomotiv Sanayi AS	6,307	130,312
Geely Automobile Holdings, Ltd.	639,000	2,315,879
General Motors Company (A)	88,266	4,325,917
Great Wall Motor Company, Ltd., H Shares	337,250	1,555,505
Guangzhou Automobile Group Company, Ltd., H Shares	319,346	321,524
Harley-Davidson, Inc.	40,963	1,619,267
Honda Motor Company, Ltd.	172,727	5,227,862
Hyundai Motor Company	16,297	2,977,808
Isuzu Motors, Ltd.	58,500	739,514
Kia Corp.	30,900	2,260,431
Li Auto, Inc., ADR (A)(C)	51,400	1,586,204
Lordstown Motors Corp., Class A (A)(C)	13,006	85,579
Mazda Motor Corp. (A)	59,880	519,807
NIO, Inc., ADR (A)	140,500	5,523,055
Nissan Motor Company, Ltd. (A)	243,925	1,279,653

The accompanying notes are an integral part of the financial statements.	71

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Automobiles (continued)
Renault SA (A)	21,806	$811,709
Stellantis NV	226,895	4,538,817
Subaru Corp.	65,100	1,204,850
Suzuki Motor Corp.	38,900	1,680,908
Tesla, Inc. (A)	53,285	39,202,840
Thor Industries, Inc.	14,759	1,674,113
Toyota Motor Corp.	223,700	19,482,780
Volkswagen AG	4,265	1,427,036
Winnebago Industries, Inc.	3,634	252,999
Workhorse Group, Inc. (A)(C)	14,188	139,184
XPeng, Inc., ADR (A)	41,800	1,776,500
Yadea Group Holdings, Ltd. (B)	128,000	227,754
Yamaha Motor Company, Ltd.	29,800	758,163
		128,581,398
Distributors – 0.1%
Core-Mark Holding Company, Inc.	5,036	231,656
Funko, Inc., Class A (A)	3,132	62,452
Genuine Parts Company	15,382	1,879,527
LKQ Corp. (A)	29,598	1,559,519
Pool Corp.	4,273	2,112,144
		5,845,298
Diversified consumer services – 0.1%
2U, Inc. (A)	8,132	301,128
Adtalem Global Education, Inc. (A)	5,608	207,496
American Public Education, Inc. (A)	2,265	59,570
Carriage Services, Inc.	1,969	91,027
China East Education Holdings, Ltd. (A)(B)	58,000	62,230
China Education Group Holdings, Ltd.	85,000	160,704
China Yuhua Education Corp., Ltd. (B)	160,000	85,497
Coursera, Inc. (A)	1,423	54,743
Gaotu Techedu, Inc., ADR (A)(C)	13,200	38,016
Graham Holdings Company, Class B	1,503	927,065
Grand Canyon Education, Inc. (A)	12,354	1,101,236
H&R Block, Inc.	48,365	1,240,562
Houghton Mifflin Harcourt Company (A)	14,455	194,709
Laureate Education, Inc., Class A (A)	12,067	192,227
New Oriental Education & Technology Group, Inc., ADR (A)	167,900	379,454
OneSpaWorld Holdings, Ltd. (A)	6,504	68,292
Perdoceo Education Corp. (A)	8,164	89,641
Service Corp. International	44,822	2,813,029
Strategic Education, Inc.	2,781	217,697
Stride, Inc. (A)	4,606	157,709
TAL Education Group, ADR (A)	44,862	238,666
Vivint Smart Home, Inc. (A)	10,486	127,929
WW International, Inc. (A)	18,793	406,868
		9,215,495
Hotels, restaurants and leisure – 1.6%
Accel Entertainment, Inc. (A)	6,551	75,468
Accor SA (A)	19,085	658,136
Aristocrat Leisure, Ltd.	63,983	2,123,639
Asset World Corp. PCL (A)	138,000	18,538
Asset World Corp. PCL, NVDR (A)	804,800	108,111
Bally's Corp. (A)	3,673	184,532
BJ's Restaurants, Inc. (A)	2,608	111,518
Bloomin' Brands, Inc. (A)	10,005	268,034
Bluegreen Vacations Holding Corp. (A)	1,985	45,437
Booking Holdings, Inc. (A)	4,054	9,322,862
Boyd Gaming Corp. (A)	21,512	1,320,191
Brinker International, Inc. (A)	5,109	272,156
Caesars Entertainment, Inc. (A)	20,611	2,094,696
Carnival Corp. (A)	78,842	1,903,246
Century Casinos, Inc. (A)	3,357	44,883
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Chipotle Mexican Grill, Inc. (A)	2,780	$5,291,257
Choice Hotels International, Inc.	7,702	919,311
Churchill Downs, Inc.	9,242	1,945,441
Chuy's Holdings, Inc. (A)	2,344	75,617
Compass Group PLC (A)	220,215	4,549,631
Cracker Barrel Old Country Store, Inc.	8,989	1,290,641
Crown Resorts, Ltd. (A)	42,385	287,486
Darden Restaurants, Inc.	12,922	1,946,699
Dave & Buster's Entertainment, Inc. (A)	4,892	183,059
Del Taco Restaurants, Inc.	3,916	34,461
Denny's Corp. (A)	7,282	120,444
Dine Brands Global, Inc. (A)	1,837	151,957
Domino's Pizza Enterprises, Ltd.	6,683	763,717
Domino's Pizza, Inc.	3,835	1,982,273
Drive Shack, Inc. (A)	10,517	28,711
El Pollo Loco Holdings, Inc. (A)	2,367	42,937
Entain PLC (A)	72,260	1,920,369
Everi Holdings, Inc. (A)	9,435	214,646
Evolution AB (B)	19,922	3,216,453
Expedia Group, Inc. (A)	13,969	2,018,521
Fiesta Restaurant Group, Inc. (A)	2,307	27,707
Flutter Entertainment PLC (A)	19,173	3,727,333
Full House Resorts, Inc. (A)	4,058	34,818
Galaxy Entertainment Group, Ltd. (A)	158,000	1,013,032
GAN, Ltd. (A)	4,753	81,276
Genting BHD	238,800	290,177
Genting Malaysia BHD	323,360	231,119
Genting Singapore, Ltd.	387,500	219,588
Golden Entertainment, Inc. (A)	1,918	91,527
Golden Nugget Online Gaming, Inc. (A)	3,740	80,784
Haidilao International Holding, Ltd. (B)(C)	114,000	465,255
Hilton Grand Vacations, Inc. (A)	9,631	420,778
Hilton Worldwide Holdings, Inc. (A)	27,508	3,434,649
Huazhu Group, Ltd., ADR (A)	19,400	936,826
InterContinental Hotels Group PLC (A)	23,031	1,471,544
International Game Technology PLC (A)	11,239	241,526
Jack in the Box, Inc.	8,509	901,614
Jiumaojiu International Holdings, Ltd. (B)	78,000	261,791
Jollibee Foods Corp.	47,540	192,788
Kangwon Land, Inc. (A)	11,523	274,909
La Francaise des Jeux SAEM (B)	10,746	556,097
Las Vegas Sands Corp. (A)	32,443	1,447,282
Lindblad Expeditions Holdings, Inc. (A)	3,790	55,751
Marriott International, Inc., Class A (A)	26,371	3,563,777
Marriott Vacations Worldwide Corp. (A)	11,381	1,702,029
McDonald's Corp.	73,692	17,498,902
McDonald's Holdings Company Japan, Ltd.	8,000	381,592
Melco Resorts & Entertainment, Ltd., ADR (A)	15,500	213,280
MGM Resorts International	40,210	1,713,750
Minor International PCL, NVDR (A)	368,800	374,576
Monarch Casino & Resort, Inc. (A)	1,483	93,978
Nathan's Famous, Inc.	402	26,544
NeoGames SA (A)	700	28,847
Noodles & Company (A)	5,012	63,101
Norwegian Cruise Line Holdings, Ltd. (A)	36,534	944,039
ONE Group Hospitality, Inc. (A)	2,471	27,552
Oriental Land Company, Ltd.	21,000	3,177,212
Papa John's International, Inc.	12,545	1,599,864
Penn National Gaming, Inc. (A)	14,670	1,189,737
PlayAGS, Inc. (A)	3,508	28,731
RCI Hospitality Holdings, Inc.	993	64,158
Red Robin Gourmet Burgers, Inc. (A)	1,933	47,320
Red Rock Resorts, Inc., Class A (A)	6,912	323,551

The accompanying notes are an integral part of the financial statements.	72

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Hotels, restaurants and leisure (continued)
Restaurant Brands International, Inc.	29,294	$1,882,116
Royal Caribbean Cruises, Ltd. (A)	21,622	1,788,788
Rush Street Interactive, Inc. (A)	6,095	90,694
Ruth's Hospitality Group, Inc. (A)	3,933	80,587
Sands China, Ltd. (A)	175,252	563,014
Scientific Games Corp. (A)	25,945	1,877,121
SeaWorld Entertainment, Inc. (A)	5,769	283,777
Shake Shack, Inc., Class A (A)	4,208	365,044
Six Flags Entertainment Corp. (A)	20,260	855,782
SJM Holdings, Ltd. (A)	137,384	119,554
Sodexo SA (A)	9,995	828,194
Starbucks Corp.	116,369	13,672,194
Tabcorp Holdings, Ltd.	245,114	853,706
Texas Roadhouse, Inc.	25,341	2,407,395
The Cheesecake Factory, Inc. (A)	4,898	228,492
The Wendy's Company	47,207	1,086,705
Tongcheng-Elong Holdings, Ltd. (A)	106,400	248,038
Travel + Leisure Company	22,975	1,258,111
Trip.com Group, Ltd., ADR (A)	55,200	1,683,048
Whitbread PLC (A)	25,299	1,117,187
Wingstop, Inc.	11,285	1,940,230
Wyndham Hotels & Resorts, Inc.	24,898	1,810,085
Wynn Macau, Ltd. (A)	105,750	119,152
Wynn Resorts, Ltd. (A)	10,394	1,056,966
Yum China Holdings, Inc.	45,708	2,813,784
Yum! Brands, Inc.	29,420	3,854,903
		137,940,456
Household durables – 0.7%
Barratt Developments PLC	128,168	1,303,674
Beazer Homes USA, Inc. (A)	3,390	63,427
Casio Computer Company, Ltd.	20,400	315,070
Cavco Industries, Inc. (A)	1,048	267,764
Century Communities, Inc.	3,383	237,148
Coway Company, Ltd.	6,495	437,928
D.R. Horton, Inc.	36,268	3,467,946
Electrolux AB, Series B	26,550	674,673
Ethan Allen Interiors, Inc.	2,763	66,367
Flexsteel Industries, Inc.	868	30,311
Garmin, Ltd.	16,570	2,890,305
GoPro, Inc., Class A (A)	14,025	139,829
Green Brick Partners, Inc. (A)	3,521	87,990
Haier Smart Home Company, Ltd., H Shares	211,720	797,550
Hamilton Beach Brands Holding Company, Class B	765	13,005
Helen of Troy, Ltd. (A)	9,265	2,216,095
Hooker Furniture Corp.	1,538	47,924
Hovnanian Enterprises, Inc., Class A (A)	596	64,791
Husqvarna AB, B Shares	49,022	658,536
Iida Group Holdings Company, Ltd.	15,600	396,039
Installed Building Products, Inc.	2,681	332,927
iRobot Corp. (A)(C)	3,151	255,609
KB Home	33,715	1,450,756
La-Z-Boy, Inc.	5,214	182,542
Leggett & Platt, Inc.	14,730	712,785
Lennar Corp., A Shares	30,488	3,271,667
LG Electronics, Inc.	12,508	1,527,622
LGI Homes, Inc. (A)	2,501	400,985
Lifetime Brands, Inc.	1,699	31,177
M/I Homes, Inc. (A)	3,195	205,726
MDC Holdings, Inc.	6,407	334,766
Meritage Homes Corp. (A)	4,215	470,141
Mohawk Industries, Inc. (A)	6,474	1,280,298
Newell Brands, Inc.	41,847	1,063,332
Nien Made Enterprise Company, Ltd.	17,300	257,937
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
NVR, Inc. (A)	378	$1,958,017
Panasonic Corp.	233,520	2,791,747
Persimmon PLC	39,812	1,611,249
PulteGroup, Inc.	29,240	1,574,866
Purple Innovation, Inc. (A)	5,742	140,105
Rinnai Corp.	3,800	408,488
SEB SA	3,064	482,310
Sekisui Chemical Company, Ltd.	40,600	694,837
Sekisui House, Ltd.	65,200	1,298,993
Sharp Corp.	22,540	297,325
Skyline Champion Corp. (A)	5,960	373,811
Sonos, Inc. (A)	13,593	540,050
Sony Group Corp.	133,000	13,751,583
Taylor Morrison Home Corp. (A)	48,396	1,359,444
Taylor Wimpey PLC	458,498	1,154,171
Tempur Sealy International, Inc.	48,827	2,182,567
The Berkeley Group Holdings PLC	15,500	1,029,581
The Lovesac Company (A)	1,486	84,048
Toll Brothers, Inc.	29,929	1,917,252
TopBuild Corp. (A)	8,813	1,928,196
Tri Pointe Homes, Inc. (A)	44,776	1,064,326
Tupperware Brands Corp. (A)	5,711	136,322
Universal Electronics, Inc. (A)	1,614	81,539
Vuzix Corp. (A)(C)	6,695	88,575
Whirlpool Corp.	6,924	1,533,874
		64,437,918
Internet and direct marketing retail – 2.8%
1-800-Flowers.com, Inc., Class A (A)	3,031	96,265
Alibaba Group Holding, Ltd. (A)	1,647,100	34,489,603
Allegro.eu SA (A)(B)	39,483	732,632
Amazon.com, Inc. (A)	41,319	143,409,572
Americanas SA (A)	42,658	341,211
Baozun, Inc., ADR (A)	6,700	161,336
CarParts.com, Inc. (A)	5,451	94,139
CJ ENM Company, Ltd.	1,288	169,640
Dada Nexus, Ltd., ADR (A)	6,500	153,920
Delivery Hero SE (A)(B)	20,824	3,022,202
eBay, Inc.	62,382	4,787,195
Etsy, Inc. (A)	12,251	2,649,401
Groupon, Inc. (A)	2,658	65,839
HelloFresh SE (A)	21,872	2,361,473
HengTen Networks Group, Ltd. (A)(C)	300,000	147,222
JD Health International, Inc. (A)(B)(C)	31,050	290,512
JD.com, Inc., ADR (A)	93,900	7,376,784
Just Eat Takeaway.com NV (A)(B)	20,042	1,815,933
Lands' End, Inc. (A)	1,653	55,954
Liquidity Services, Inc. (A)	3,047	74,347
Magnite, Inc. (A)	11,864	344,293
Meituan, Class B (A)(B)	392,000	12,534,027
Mercari, Inc. (A)	10,700	527,964
Naspers, Ltd., N Shares	48,339	8,340,364
Ocado Group PLC (A)	59,735	1,655,569
Overstock.com, Inc. (A)	4,857	350,433
PetMed Express, Inc. (C)	2,332	64,223
Pinduoduo, Inc., ADR (A)	47,600	4,760,952
Porch Group, Inc. (A)	1,876	37,520
Prosus NV (A)	54,580	4,831,176
Quotient Technology, Inc. (A)	10,160	73,762
Rakuten Group, Inc.	90,542	947,089
Revolve Group, Inc. (A)	4,046	232,483
Shutterstock, Inc.	2,624	302,442
Stamps.com, Inc. (A)	2,005	659,445
Stitch Fix, Inc., Class A (A)	6,666	279,372
The RealReal, Inc. (A)	8,994	111,885
Vipshop Holdings, Ltd., ADR (A)	48,600	718,794

The accompanying notes are an integral part of the financial statements.	73

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Internet and direct marketing retail (continued)
Zalando SE (A)(B)	26,951	$2,988,186
ZOZO, Inc.	13,000	495,768
		242,550,927
Leisure products – 0.2%
Acushnet Holdings Corp.	3,804	190,048
American Outdoor Brands, Inc. (A)	1,673	46,560
AMMO, Inc. (A)(C)	7,720	56,742
Bandai Namco Holdings, Inc.	21,000	1,456,539
Brunswick Corp.	20,765	2,011,506
Callaway Golf Company (A)	44,033	1,235,566
Clarus Corp.	2,741	74,254
Escalade, Inc.	1,356	31,324
Genius Brands International, Inc. (A)(C)	33,858	56,543
Giant Manufacturing Company, Ltd.	32,661	394,741
Hasbro, Inc.	14,144	1,390,497
HLB, Inc. (A)	10,540	503,929
Johnson Outdoors, Inc., Class A	601	68,989
Latham Group, Inc. (A)	2,678	58,836
Malibu Boats, Inc., Class A (A)	2,345	167,902
MasterCraft Boat Holdings, Inc. (A)	2,352	58,659
Mattel, Inc. (A)	92,976	1,985,038
Nautilus, Inc. (A)	3,603	41,074
Polaris, Inc.	15,346	1,837,837
Shimano, Inc.	7,800	2,288,961
Smith & Wesson Brands, Inc.	6,004	144,877
Sturm Ruger & Company, Inc.	1,912	149,499
Vista Outdoor, Inc. (A)	6,543	267,282
Yamaha Corp.	14,200	837,247
YETI Holdings, Inc. (A)	20,000	1,986,800
		17,341,250
Multiline retail – 0.6%
Big Lots, Inc.	3,915	190,504
Canadian Tire Corp., Ltd., Class A	6,292	957,527
Central Retail Corp. PCL, NVDR	215,675	228,837
Dillard's, Inc., Class A	706	134,465
Dollar General Corp.	35,092	7,822,358
Dollar Tree, Inc. (A)	34,460	3,120,008
Dollarama, Inc.	31,253	1,425,106
Falabella SA	87,325	345,872
Franchise Group, Inc.	3,333	115,755
Kohl's Corp.	41,648	2,390,595
Lojas Renner SA	99,025	728,880
Lotte Shopping Company, Ltd.	1,373	127,044
Macy's, Inc. (A)	35,379	792,136
Magazine Luiza SA	322,500	1,137,619
Next PLC	16,555	1,800,372
Nordstrom, Inc. (A)	29,020	830,262
Ollie's Bargain Outlet Holdings, Inc. (A)	15,141	1,095,906
Pan Pacific International Holdings Corp.	42,900	816,101
Ryohin Keikaku Company, Ltd.	26,500	567,418
Shinsegae, Inc.	875	202,407
Target Corp.	73,499	18,152,783
Wesfarmers, Ltd.	125,751	5,492,359
Woolworths Holdings, Ltd. (A)	108,091	471,418
		48,945,732
Specialty retail – 2.1%
ABC-Mart, Inc.	3,367	180,012
Abercrombie & Fitch Company, Class A (A)	6,876	245,886
Academy Sports & Outdoors, Inc. (A)	6,982	309,093
Advance Auto Parts, Inc.	9,675	1,962,574
American Eagle Outfitters, Inc.	57,293	1,748,582
America's Car-Mart, Inc. (A)	697	90,143
Asbury Automotive Group, Inc. (A)	2,179	405,817
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
AutoNation, Inc. (A)	14,374	$1,568,060
AutoZone, Inc. (A)	3,196	4,951,083
Barnes & Noble Education, Inc. (A)	4,745	38,719
Bath & Body Works, Inc.	39,143	2,641,370
Bed Bath & Beyond, Inc. (A)	12,400	341,496
Best Buy Company, Inc.	32,959	3,840,053
Big 5 Sporting Goods Corp. (C)	2,447	68,027
Blink Charging Company (A)(C)	4,183	135,655
Boot Barn Holdings, Inc. (A)	3,223	287,749
Caleres, Inc.	4,201	103,303
Camping World Holdings, Inc., Class A	4,833	193,030
CarMax, Inc. (A)	24,122	3,020,316
Chico's FAS, Inc. (A)	13,709	70,876
China Meidong Auto Holdings, Ltd.	60,000	300,950
Chow Tai Fook Jewellery Group, Ltd.	143,600	290,502
Citi Trends, Inc. (A)	1,022	88,035
Conn's, Inc. (A)	2,142	52,693
Designer Brands, Inc., Class A (A)	6,861	99,485
Dick's Sporting Goods, Inc. (C)	17,470	2,459,951
Fast Retailing Company, Ltd.	6,200	4,083,803
Five Below, Inc. (A)	14,926	3,176,402
Foot Locker, Inc.	27,531	1,560,732
GameStop Corp., Class A (A)	15,695	3,425,277
Genesco, Inc. (A)	1,670	103,590
GOME Retail Holdings, Ltd. (A)(C)	1,262,541	136,418
Group 1 Automotive, Inc.	1,977	327,075
GrowGeneration Corp. (A)	6,139	196,387
Guess?, Inc.	4,574	110,645
Haverty Furniture Companies, Inc.	1,934	68,908
Hennes & Mauritz AB, B Shares (A)	86,003	1,726,993
Hibbett, Inc.	1,835	175,591
Hikari Tsushin, Inc.	2,200	384,965
Home Product Center PCL, NVDR	696,100	308,430
Hotai Motor Company, Ltd.	33,000	692,226
Hotel Shilla Company, Ltd.	3,637	280,949
Industria de Diseno Textil SA	101,457	3,465,914
JD Sports Fashion PLC	64,455	895,038
Kingfisher PLC	262,618	1,264,511
Kirkland's, Inc. (A)	1,831	35,009
Lithia Motors, Inc.	7,932	2,627,872
Lowe's Companies, Inc.	104,514	21,309,359
Lumber Liquidators Holdings, Inc. (A)	3,385	70,611
MarineMax, Inc. (A)	2,435	118,390
Monro, Inc.	3,797	216,087
Mr. Price Group, Ltd.	28,052	420,075
Murphy USA, Inc.	9,503	1,475,626
National Vision Holdings, Inc. (A)	9,215	552,716
Nitori Holdings Company, Ltd.	8,400	1,571,684
OneWater Marine, Inc., Class A	1,220	49,398
O'Reilly Automotive, Inc. (A)	10,314	6,127,341
Party City Holdco, Inc. (A)	12,677	86,330
Petrobras Distribuidora SA	128,900	677,804
PTT Oil & Retail Business PCL, NVDR	356,800	334,357
Rent-A-Center, Inc.	7,434	468,937
RH (A)	4,485	3,142,505
Ross Stores, Inc.	52,725	6,242,640
Sally Beauty Holdings, Inc. (A)	12,784	237,655
Shift Technologies, Inc. (A)(C)	7,607	56,596
Shoe Carnival, Inc.	2,009	76,905
Signet Jewelers, Ltd.	5,883	465,934
Sleep Number Corp. (A)	2,704	250,147
Sonic Automotive, Inc., Class A	2,489	125,794
Sportsman's Warehouse Holdings, Inc. (A)	4,922	87,316
The Aaron's Company, Inc.	3,890	103,163
The Buckle, Inc.	3,341	129,397

The accompanying notes are an integral part of the financial statements.	74

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Specialty retail (continued)
The Cato Corp., Class A	2,445	$42,201
The Children's Place, Inc. (A)	1,582	137,381
The Container Store Group, Inc. (A)	3,910	45,356
The Gap, Inc.	30,706	820,771
The Home Depot, Inc.	157,203	51,276,475
The ODP Corp. (A)	5,501	259,482
The TJX Companies, Inc.	178,306	12,966,412
Tilly's, Inc., Class A	2,790	43,440
Topsports International Holdings, Ltd. (B)	167,000	220,193
Tractor Supply Company	17,040	3,310,020
TravelCenters of America, Inc. (A)	1,552	65,137
Ulta Beauty, Inc. (A)	8,096	3,135,662
Urban Outfitters, Inc. (A)	26,026	859,379
USS Company, Ltd.	22,700	375,034
Via S/A (A)	141,300	283,923
Victoria's Secret & Company (A)	23,274	1,543,066
Williams-Sonoma, Inc.	20,311	3,792,064
Winmark Corp.	393	82,385
Yamada Holdings Company, Ltd.	70,700	303,312
Zhongsheng Group Holdings, Ltd.	61,600	515,037
Zumiez, Inc. (A)	2,489	100,033
		175,113,725
Textiles, apparel and luxury goods – 1.4%
adidas AG	25,303	8,976,233
ANTA Sports Products, Ltd.	117,000	2,403,281
Bosideng International Holdings, Ltd.	348,000	284,094
Burberry Group PLC	50,377	1,289,939
Capri Holdings, Ltd. (A)	40,340	2,279,613
Carter's, Inc.	11,718	1,199,689
Cie Financiere Richemont SA, A Shares	58,009	6,402,522
Columbia Sportswear Company	8,149	831,279
Crocs, Inc. (A)	24,651	3,520,656
Deckers Outdoor Corp. (A)	7,414	3,102,388
Eclat Textile Company, Ltd.	20,957	420,801
EssilorLuxottica SA	32,335	6,353,505
Feng TAY Enterprise Company, Ltd.	47,796	372,016
Fila Holdings Corp.	5,835	225,493
Fossil Group, Inc. (A)	5,514	73,888
G-III Apparel Group, Ltd. (A)	4,982	154,093
Gildan Activewear, Inc.	21,596	830,187
Hanesbrands, Inc.	38,597	720,992
Hermes International	3,585	5,276,433
Kering SA	8,515	6,782,373
Kontoor Brands, Inc.	5,808	313,400
Li Ning Company, Ltd.	243,000	3,258,574
LPP SA	122	445,147
LVMH Moet Hennessy Louis Vuitton SE	31,522	23,351,815
Moncler SpA	21,544	1,379,470
Movado Group, Inc.	1,851	66,895
NIKE, Inc., Class B	140,957	23,221,256
Oxford Industries, Inc.	1,805	162,992
Pandora A/S	11,092	1,329,533
PLBY Group, Inc. (A)	1,358	33,746
Pou Chen Corp.	260,971	309,970
Puma SE	13,972	1,696,407
PVH Corp. (A)	7,879	825,640
Ralph Lauren Corp.	5,334	619,437
Rocky Brands, Inc.	836	41,532
Shenzhou International Group Holdings, Ltd.	89,800	1,946,516
Skechers USA, Inc., Class A (A)	35,767	1,803,730
Steven Madden, Ltd.	9,166	370,948
Superior Group of Companies, Inc.	1,473	35,116
Tapestry, Inc. (A)	30,830	1,243,066
The Swatch Group AG	5,397	296,854
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Textiles, apparel and luxury goods (continued)
The Swatch Group AG, Bearer Shares	3,268	$922,078
Under Armour, Inc., Class A (A)	20,859	482,677
Under Armour, Inc., Class C (A)	21,716	435,623
Unifi, Inc. (A)	1,644	38,207
Vera Bradley, Inc. (A)	3,354	38,437
VF Corp.	35,551	2,718,585
Wolverine World Wide, Inc.	9,119	327,007
		119,214,133
		989,282,372
Consumer staples – 5.3%
Beverages – 1.1%
Ambev SA	522,705	1,728,602
Anheuser-Busch InBev SA/NV	111,249	6,823,147
Anhui Gujing Distillery Company, Ltd., B Shares	11,300	137,897
Arca Continental SAB de CV	59,542	383,537
Asahi Group Holdings, Ltd.	48,261	2,243,394
Becle SAB de CV	73,800	189,277
Brown-Forman Corp., Class B	14,309	1,004,778
Budweiser Brewing Company APAC, Ltd. (B)	124,800	311,841
Carabao Group PCL, NVDR	35,200	152,833
Carlsberg A/S, Class B	11,459	2,001,486
Celsius Holdings, Inc. (A)	5,151	421,146
China Resources Beer Holdings Company, Ltd. (C)	159,699	1,313,266
Cia Cervecerias Unidas SA	16,880	170,361
Coca-Cola Consolidated, Inc.	530	215,265
Coca-Cola Europacific Partners PLC	23,041	1,330,387
Coca-Cola Femsa SAB de CV	71,878	416,688
Coca-Cola HBC AG (A)	25,330	916,817
Constellation Brands, Inc., Class A	13,239	2,795,282
Davide Campari-Milano NV	57,707	798,090
Diageo PLC	287,900	13,840,121
Fomento Economico Mexicano SAB de CV	264,386	2,297,252
Fraser & Neave Holdings BHD	13,300	89,297
Heineken Holding NV	12,802	1,187,535
Heineken NV	29,016	3,177,891
Ito En, Ltd.	5,500	348,052
Kirin Holdings Company, Ltd.	86,527	1,567,587
MGP Ingredients, Inc.	1,605	104,807
Molson Coors Beverage Company, Class B	14,756	701,353
Monster Beverage Corp. (A)	28,985	2,828,066
National Beverage Corp.	2,686	125,033
NewAge, Inc. (A)(C)	16,598	29,212
Nongfu Spring Company, Ltd., H Shares (B)(C)	43,000	227,554
Osotspa PCL, NVDR	135,100	152,878
PepsiCo, Inc.	108,236	16,927,028
Pernod Ricard SA	23,775	5,004,825
Primo Water Corp.	17,614	312,825
Remy Cointreau SA	2,535	499,214
Suntory Beverage & Food, Ltd.	14,500	581,211
The Boston Beer Company, Inc., Class A (A)	2,479	1,413,551
The Coca-Cola Company	303,997	17,118,071
The Duckhorn Portfolio, Inc. (A)(C)	2,279	48,976
Treasury Wine Estates, Ltd.	80,272	739,327
Tsingtao Brewery Company, Ltd., H Shares	57,700	472,126
		93,147,886
Food and staples retailing – 1.2%
Aeon Company, Ltd.	68,300	1,808,100

The accompanying notes are an integral part of the financial statements.	75

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food and staples retailing (continued)
Alimentation Couche-Tard, Inc., Class B	89,618	$3,621,231
Atacadao SA	53,700	188,492
Berli Jucker PCL, NVDR (C)	142,800	160,465
BGF retail Company, Ltd.	911	140,009
Bid Corp., Ltd. (A)	37,092	815,200
BIM Birlesik Magazalar AS	40,637	350,702
BJ's Wholesale Club Holdings, Inc. (A)	51,956	2,943,827
Carrefour SA	69,485	1,383,314
Casey's General Stores, Inc.	9,849	2,014,711
Cencosud SA	167,452	315,929
Clicks Group, Ltd.	26,697	556,896
Coles Group, Ltd.	147,557	1,947,343
Cosmos Pharmaceutical Corp.	2,100	371,877
Costco Wholesale Corp.	43,261	19,704,953
CP ALL PCL, NVDR	695,500	1,402,147
Dino Polska SA (A)(B)	5,350	453,489
E-MART, Inc.	2,338	360,227
Empire Company, Ltd., Class A	18,577	600,754
Endeavour Group, Ltd. (A)	148,056	790,665
Etablissements Franz Colruyt NV	7,759	434,331
George Weston, Ltd.	8,262	890,605
Grocery Outlet Holding Corp. (A)	23,217	604,339
HF Foods Group, Inc. (A)	4,955	29,135
ICA Gruppen AB	11,452	569,741
Ingles Markets, Inc., Class A	1,768	120,030
J Sainsbury PLC	208,692	872,250
Jeronimo Martins SGPS SA	25,523	540,668
Kesko OYJ, B Shares	36,750	1,520,697
Kobe Bussan Company, Ltd.	14,300	556,270
Koninklijke Ahold Delhaize NV	116,713	3,937,599
Lawson, Inc. (C)	4,900	235,672
Loblaw Companies, Ltd.	19,233	1,355,068
Metro, Inc.	26,871	1,368,842
Performance Food Group Company (A)	14,874	746,972
President Chain Store Corp.	59,274	610,319
PriceSmart, Inc.	2,640	223,370
Raia Drogasil SA	117,030	578,496
Rite Aid Corp. (A)	6,305	111,851
Seven & i Holdings Company, Ltd.	79,446	3,466,732
Shoprite Holdings, Ltd.	55,282	698,678
SpartanNash Company	4,203	90,365
Sprouts Farmers Market, Inc. (A)	45,119	1,123,463
Sun Art Retail Group, Ltd.	203,300	123,338
Sysco Corp.	50,063	3,987,518
Tesco PLC	961,441	3,375,255
The Andersons, Inc.	3,612	109,733
The Chefs' Warehouse, Inc. (A)	3,634	109,856
The Kroger Company	74,091	3,410,409
The SPAR Group, Ltd.	20,370	290,712
Tsuruha Holdings, Inc.	4,100	514,781
United Natural Foods, Inc. (A)	6,292	231,546
Walgreens Boots Alliance, Inc.	70,210	3,563,158
Wal-Mart de Mexico SAB de CV	711,700	2,525,536
Walmart, Inc.	134,368	19,899,901
Weis Markets, Inc.	2,068	117,773
Welcia Holdings Company, Ltd.	9,600	338,539
Wm Morrison Supermarkets PLC	300,418	1,194,931
Woolworths Group, Ltd.	140,100	4,264,637
		104,673,447
Food products – 1.4%
a2 Milk Company, Ltd. (A)	111,490	474,627
Ajinomoto Company, Inc.	48,900	1,441,394
AppHarvest, Inc. (A)(C)	5,735	48,174
Archer-Daniels-Midland Company	43,769	2,626,140
Associated British Foods PLC	44,776	1,220,861
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
B&G Foods, Inc. (C)	7,194	$218,410
Barry Callebaut AG	384	978,256
BRF SA (A)	72,310	327,512
Calavo Growers, Inc.	1,974	92,620
Cal-Maine Foods, Inc.	3,994	144,423
Campbell Soup Company	15,904	663,674
Charoen Pokphand Foods PCL, NVDR (C)	474,200	397,312
Charoen Pokphand Indonesia Tbk PT	880,303	394,578
China Feihe, Ltd. (B)	387,000	699,319
China Huishan Dairy Holdings Company, Ltd. (A)(D)	280,500	0
China Mengniu Dairy Company, Ltd. (A)	343,353	2,065,186
Chocoladefabriken Lindt & Spruengli AG	12	1,465,673
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	114	1,341,118
CJ CheilJedang Corp.	986	385,548
Conagra Brands, Inc.	37,599	1,245,279
Dali Foods Group Company, Ltd. (B)	216,800	121,435
Danone SA	73,988	5,403,032
Darling Ingredients, Inc. (A)	43,498	3,240,601
Flowers Foods, Inc.	52,487	1,266,511
Fresh Del Monte Produce, Inc.	3,832	125,996
General Mills, Inc.	47,785	2,762,451
Gruma SAB de CV, Class B	29,488	335,932
Grupo Bimbo SAB de CV, Series A	212,800	537,404
Hormel Foods Corp.	22,082	1,005,614
Hostess Brands, Inc. (A)	14,758	235,538
Indofood CBP Sukses Makmur Tbk PT (A)	270,500	159,843
Indofood Sukses Makmur Tbk PT (A)	529,017	228,848
Ingredion, Inc.	17,854	1,568,652
IOI Corp. BHD	278,400	276,100
J&J Snack Foods Corp.	1,659	271,678
JBS SA	116,281	700,951
JDE Peet's NV	8,279	284,523
John B. Sanfilippo & Son, Inc.	1,004	85,330
Kellogg Company	19,739	1,246,320
Kerry Group PLC, Class A	15,743	2,309,195
Kerry Group PLC, Class A (London Stock Exchange)	2,564	372,730
Kikkoman Corp.	15,300	1,148,649
Kuala Lumpur Kepong BHD	49,000	251,747
Lamb Weston Holdings, Inc.	11,459	746,554
Lancaster Colony Corp.	7,317	1,296,865
Landec Corp. (A)	3,511	38,024
Limoneira Company	2,185	35,943
McCormick & Company, Inc.	19,507	1,683,259
MEIJI Holdings Company, Ltd.	12,700	781,076
Mission Produce, Inc. (A)	4,272	88,601
Mondelez International, Inc., Class A	110,044	6,830,431
Mowi ASA	66,411	1,778,839
Nestle Malaysia BHD	6,700	217,142
Nestle SA	320,098	40,424,773
NH Foods, Ltd.	8,800	341,468
Nisshin Seifun Group, Inc.	20,700	339,913
Nissin Foods Holdings Company, Ltd.	6,517	507,340
Orion Corp.	2,741	298,631
Orkla ASA	113,541	1,014,191
Pilgrim's Pride Corp. (A)	12,992	361,697
Post Holdings, Inc. (A)	15,775	1,765,380
PPB Group BHD	72,520	323,231
QL Resources BHD	114,500	153,077
Sanderson Farms, Inc.	7,579	1,489,274
Saputo, Inc.	26,785	753,458
Seneca Foods Corp., Class A (A)	777	38,050
Sime Darby Plantation BHD	193,200	187,334

The accompanying notes are an integral part of the financial statements.	76

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Tattooed Chef, Inc. (A)(C)	5,336	$112,963
Thai Union Group PCL, NVDR	342,100	211,182
The Hain Celestial Group, Inc. (A)	21,799	815,501
The Hershey Company	11,468	2,037,864
The J.M. Smucker Company	8,585	1,061,707
The Kraft Heinz Company	50,785	1,827,752
The Simply Good Foods Company (A)	9,629	342,985
Tiger Brands, Ltd.	18,498	236,922
Tingyi Cayman Islands Holding Corp.	211,100	375,915
Tootsie Roll Industries, Inc.	6,476	204,965
Toyo Suisan Kaisha, Ltd.	9,200	381,271
TreeHouse Foods, Inc. (A)	20,801	779,413
Tyson Foods, Inc., Class A	23,093	1,813,262
Uni-President China Holdings, Ltd.	137,900	130,337
Uni-President Enterprises Corp.	522,805	1,362,583
Universal Robina Corp.	95,480	288,922
Utz Brands, Inc.	6,629	128,735
Vital Farms, Inc. (A)	2,997	53,886
Want Want China Holdings, Ltd.	526,912	358,068
WH Group, Ltd. (B)	704,270	610,860
Whole Earth Brands, Inc. (A)	4,454	55,853
Wilmar International, Ltd.	121,100	371,898
Yakult Honsha Company, Ltd.	13,400	772,672
Yihai International Holding, Ltd. (A)(C)	50,500	273,207
		116,272,458
Household products – 0.5%
Central Garden & Pet Company (A)	1,528	70,364
Central Garden & Pet Company, Class A (A)	4,086	170,264
Church & Dwight Company, Inc.	15,670	1,310,952
Colgate-Palmolive Company	54,054	4,213,509
Energizer Holdings, Inc.	23,212	913,160
Essity AB, B Shares	71,206	2,285,551
Henkel AG & Company KGaA	13,717	1,234,597
Kimberly-Clark Corp.	21,560	2,971,184
Kimberly-Clark de Mexico SAB de CV, Class A	202,635	359,585
Lion Corp.	23,000	391,365
Pigeon Corp.	11,900	344,693
Reckitt Benckiser Group PLC	87,741	6,698,253
The Clorox Company	7,947	1,335,493
The Procter & Gamble Company	156,432	22,274,352
Unicharm Corp.	42,388	1,889,779
Unilever Indonesia Tbk PT	882,625	250,610
Vinda International Holdings, Ltd. (C)	39,000	114,950
WD-40 Company	1,542	369,509
		47,198,170
Personal products – 0.6%
Amorepacific Corp.	3,766	737,628
AMOREPACIFIC Group	3,470	172,645
Beiersdorf AG	13,271	1,610,623
BellRing Brands, Inc., Class A (A)	4,466	150,817
Coty, Inc., Class A (A)	75,564	738,260
Edgewell Personal Care Company	6,138	259,637
elf Beauty, Inc. (A)	5,239	162,147
Hengan International Group Company, Ltd.	71,100	411,746
Inter Parfums, Inc.	2,067	149,940
Kao Corp.	50,700	3,062,613
Kobayashi Pharmaceutical Company, Ltd.	5,500	430,503
Kose Corp.	3,500	422,393
LG Household & Health Care, Ltd.	1,098	1,383,268
L'Oreal SA	28,588	13,411,750
Medifast, Inc.	1,314	299,461
Natura & Company Holding SA (A)	98,480	983,124
Nu Skin Enterprises, Inc., Class A	18,978	960,666
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Personal products (continued)
Pola Orbis Holdings, Inc.	9,400	$205,070
Shiseido Company, Ltd.	42,100	2,790,350
The Beauty Health Company (A)	5,354	137,651
The Estee Lauder Companies, Inc., Class A	14,817	5,045,040
The Honest Company, Inc. (A)	3,464	35,264
Unilever PLC	323,113	17,990,897
USANA Health Sciences, Inc. (A)	1,421	137,880
Veru, Inc. (A)	7,597	67,765
		51,757,138
Tobacco – 0.5%
22nd Century Group, Inc. (A)(C)	17,723	63,271
Altria Group, Inc.	144,978	7,282,245
British American Tobacco PLC	268,398	10,068,510
Gudang Garam Tbk PT	59,082	136,812
Imperial Brands PLC	117,196	2,485,351
Japan Tobacco, Inc.	126,400	2,452,486
KT&G Corp.	13,790	969,875
Philip Morris International, Inc.	122,095	12,575,785
RLX Technology, Inc., ADR (A)(C)	14,500	74,530
Smoore International Holdings, Ltd. (B)	129,000	692,367
Swedish Match AB	188,163	1,738,379
Turning Point Brands, Inc.	1,679	83,547
Universal Corp.	2,701	136,671
Vector Group, Ltd.	16,226	243,715
		39,003,544
		452,052,643
Energy – 2.6%
Energy equipment and services – 0.2%
Archrock, Inc.	15,156	116,398
Aspen Aerogels, Inc. (A)	2,484	108,675
Baker Hughes Company	70,959	1,616,446
Cactus, Inc., Class A	6,152	230,762
ChampionX Corp. (A)	72,790	1,698,191
China Oilfield Services, Ltd., H Shares	198,000	171,991
Dialog Group BHD	426,012	272,558
DMC Global, Inc. (A)	2,161	86,807
Dril-Quip, Inc. (A)	3,968	96,422
Frank's International NV (A)	20,047	57,735
Halliburton Company	86,789	1,734,044
Helix Energy Solutions Group, Inc. (A)	16,628	62,521
Helmerich & Payne, Inc.	11,748	316,256
Liberty Oilfield Services, Inc., Class A (A)	9,915	101,331
Nabors Industries, Ltd. (A)	825	69,581
National Energy Services Reunited Corp. (A)	3,390	38,477
Newpark Resources, Inc. (A)	13,035	34,152
NexTier Oilfield Solutions, Inc. (A)	20,385	73,386
NOV, Inc. (A)	38,106	501,856
Oceaneering International, Inc. (A)	11,424	140,515
Oil States International, Inc. (A)	7,773	45,550
Patterson-UTI Energy, Inc.	21,394	166,017
ProPetro Holding Corp. (A)	9,979	77,237
RPC, Inc. (A)	8,433	32,298
Schlumberger NV	136,403	3,824,740
Select Energy Services, Inc., Class A (A)	7,496	40,104
Solaris Oilfield Infrastructure, Inc., Class A	4,505	33,472
Tenaris SA	52,540	528,831
TETRA Technologies, Inc. (A)	14,950	48,438
Tidewater, Inc. (A)	4,904	56,396
U.S. Silica Holdings, Inc. (A)	8,517	74,779
		12,455,966
Oil, gas and consumable fuels – 2.4%
Adaro Energy Tbk PT	1,745,645	154,093

The accompanying notes are an integral part of the financial statements.	77

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Aemetis, Inc. (A)(C)	2,815	$31,303
Alto Ingredients, Inc. (A)	8,830	44,945
Altus Midstream Company, Class A	411	26,789
Ampol, Ltd.	26,083	523,820
Antero Midstream Corp.	76,349	733,714
Antero Resources Corp. (A)	32,251	442,484
APA Corp.	36,869	718,208
Arch Resources, Inc. (A)	1,683	127,386
Berry Corp.	8,579	51,474
Bonanza Creek Energy, Inc.	3,450	134,136
BP PLC	2,500,540	10,172,933
Brigham Minerals, Inc., Class A	5,096	97,436
Cabot Oil & Gas Corp.	38,986	619,488
California Resources Corp. (A)	9,481	324,535
Callon Petroleum Company (A)	4,523	154,551
Cameco Corp.	41,913	774,376
Canadian Natural Resources, Ltd.	124,660	4,125,197
Cenovus Energy, Inc.	138,709	1,151,098
Centennial Resource Development, Inc., Class A (A)	20,635	105,239
Centrus Energy Corp., Class A (A)	1,221	35,299
Chesapeake Energy Corp.	11,115	620,328
Chevron Corp.	188,536	18,244,629
China Petroleum & Chemical Corp., H Shares	2,644,139	1,272,194
China Shenhua Energy Company, Ltd., H Shares	369,900	817,963
Cimarex Energy Company	27,410	1,760,270
Clean Energy Fuels Corp. (A)	15,745	124,858
CNX Resources Corp. (A)	83,182	944,948
Comstock Resources, Inc. (A)	10,774	63,674
ConocoPhillips	131,632	7,309,525
CONSOL Energy, Inc. (A)	3,898	88,991
Contango Oil & Gas Company (A)	17,371	63,057
Cosan SA	114,176	486,884
CVR Energy, Inc.	3,616	52,070
Delek US Holdings, Inc. (A)	7,503	128,376
Denbury, Inc. (A)	5,704	401,162
Devon Energy Corp.	58,106	1,717,032
DHT Holdings, Inc.	15,883	87,833
Diamondback Energy, Inc.	17,656	1,361,984
Dorian LPG, Ltd.	3,510	46,402
DT Midstream, Inc. (A)	25,822	1,199,948
Ecopetrol SA	1,716,497	1,203,640
Empresas COPEC SA	45,271	421,151
Enbridge, Inc.	214,001	8,421,630
ENEOS Holdings, Inc.	321,550	1,242,764
Energy Fuels, Inc. (A)	16,165	87,453
Eni SpA	279,250	3,445,272
EOG Resources, Inc.	56,929	3,843,846
EQT Corp. (A)	74,402	1,363,789
Equinor ASA	147,095	3,117,551
Equitrans Midstream Corp.	154,494	1,348,733
Extraction Oil & Gas, Inc. (A)	1,820	82,865
Exxaro Resources, Ltd.	27,975	355,352
Exxon Mobil Corp.	412,971	22,515,179
Formosa Petrochemical Corp.	120,900	426,189
Frontline, Ltd. (C)	13,420	96,892
Galp Energia SGPS SA	51,474	526,523
Gevo, Inc. (A)(C)	22,412	139,627
Golar LNG, Ltd. (A)	11,741	132,086
Green Plains, Inc. (A)	4,842	169,954
GS Holdings Corp.	5,633	206,035
Hess Corp.	26,776	1,840,850
HollyFrontier Corp.	39,838	1,287,963
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
Idemitsu Kosan Company, Ltd.	21,028	$503,632
Imperial Oil, Ltd.	27,625	731,105
Inpex Corp.	108,000	742,056
Inter Pipeline, Ltd.	41,776	662,244
International Seaways, Inc.	4,732	81,390
Keyera Corp. (C)	24,007	578,078
Kinder Morgan, Inc.	189,977	3,090,926
Koninklijke Vopak NV	7,359	318,717
Kosmos Energy, Ltd. (A)	47,185	111,357
Laredo Petroleum, Inc. (A)	1,452	78,452
Lundin Energy AB	23,138	707,115
Magnolia Oil & Gas Corp., Class A	15,829	248,199
Marathon Oil Corp.	76,884	903,387
Marathon Petroleum Corp.	62,143	3,683,216
Matador Resources Company	12,532	360,295
Meta Materials, Inc. (A)	7,491	34,833
MOL Hungarian Oil & Gas PLC	54,660	448,158
Murphy Oil Corp.	55,252	1,174,658
Neste OYJ	57,106	3,478,436
Nordic American Tankers, Ltd.	18,897	44,786
Northern Oil and Gas, Inc.	5,516	91,566
Oasis Petroleum, Inc.	2,276	197,079
Occidental Petroleum Corp.	81,946	2,105,193
Oil Search, Ltd.	217,780	590,132
OMV AG	24,153	1,337,852
ONEOK, Inc.	43,460	2,282,519
Ovintiv, Inc.	29,572	806,133
Par Pacific Holdings, Inc. (A)	5,246	86,507
Parkland Corp.	16,145	482,053
PBF Energy, Inc., Class A (A)	11,101	115,450
PDC Energy, Inc.	11,247	469,562
Peabody Energy Corp. (A)	7,877	125,874
Pembina Pipeline Corp.	58,439	1,780,985
Penn Virginia Corp. (A)	1,956	40,489
PetroChina Company, Ltd., H Shares	2,297,239	1,003,480
Petroleo Brasileiro SA	412,309	2,226,284
Petronas Dagangan BHD	30,800	148,214
Phillips 66	42,712	3,036,396
Pioneer Natural Resources Company	22,607	3,383,590
Polski Koncern Naftowy ORLEN SA	33,419	647,947
Polskie Gornictwo Naftowe i Gazownictwo SA	192,408	316,453
PTT Exploration & Production PCL, NVDR	166,700	575,288
PTT PCL, NVDR	1,198,300	1,419,187
Range Resources Corp. (A)	26,965	394,228
Renewable Energy Group, Inc. (A)	5,005	242,342
Repsol SA	138,107	1,584,799
REX American Resources Corp. (A)	644	54,585
Royal Dutch Shell PLC, A Shares	503,997	9,988,939
Royal Dutch Shell PLC, B Shares	455,864	8,970,313
Santos, Ltd.	207,704	910,433
Scorpio Tankers, Inc.	5,613	90,987
SFL Corp., Ltd.	12,265	98,488
SK Innovation Company, Ltd. (A)	5,965	1,278,730
SM Energy Company	13,203	252,177
S-Oil Corp.	5,261	429,591
Southwestern Energy Company (A)	76,496	348,057
Suncor Energy, Inc.	161,336	3,012,782
Talos Energy, Inc. (A)	4,459	55,292
Targa Resources Corp.	60,954	2,677,100
TC Energy Corp.	99,606	4,729,045
Teekay Tankers, Ltd., Class A (A)(C)	3,068	35,129
Tellurian, Inc. (A)	36,238	115,599
Thai Oil PCL, NVDR	130,300	200,526

The accompanying notes are an integral part of the financial statements.	78

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Oil, gas and consumable fuels (continued)
The Williams Companies, Inc.	118,497	$2,925,691
TotalEnergies SE	283,472	12,538,707
Turkiye Petrol Rafinerileri AS (A)	10,040	122,573
Ultrapar Participacoes SA	80,002	223,414
United Tractors Tbk PT	200,337	281,606
Uranium Energy Corp. (A)	25,469	63,927
Ur-Energy, Inc. (A)	23,364	30,373
Valero Energy Corp.	39,874	2,644,045
Vine Energy, Inc., Class A (A)	2,663	39,599
W&T Offshore, Inc. (A)	11,825	38,550
Washington H. Soul Pattinson & Company, Ltd. (C)	11,862	309,284
Whiting Petroleum Corp. (A)	4,430	207,989
Woodside Petroleum, Ltd.	106,133	1,500,774
World Fuel Services Corp.	6,957	225,129
Yanzhou Coal Mining Company, Ltd., H Shares	162,010	282,404
		207,768,456
		220,224,422
Financials – 12.8%
Banks – 5.8%
1st Source Corp.	1,808	84,976
ABN AMRO Bank NV (A)(B)	47,190	657,438
Absa Group, Ltd. (A)	80,224	868,814
Agricultural Bank of China, Ltd., H Shares	2,846,400	954,221
Akbank TAS	288,667	204,888
Allegiance Bancshares, Inc.	2,238	83,186
Altabancorp	2,080	86,362
Amerant Bancorp, Inc. (A)	2,504	66,531
American National Bankshares, Inc.	1,617	55,269
Ameris Bancorp	7,517	370,137
AMMB Holdings BHD (A)	213,100	155,392
Arrow Financial Corp.	1,565	57,670
Associated Banc-Corp.	57,579	1,187,279
Atlantic Capital Bancshares, Inc. (A)	2,463	59,678
Atlantic Union Bankshares Corp.	8,834	326,858
Australia & New Zealand Banking Group, Ltd.	315,162	6,378,940
Banc of California, Inc.	5,173	92,959
BancFirst Corp.	1,957	110,688
Banco Bilbao Vizcaya Argentaria SA (A)	618,746	4,049,688
Banco Bradesco SA	159,053	613,351
Banco de Chile	5,183,089	506,491
Banco de Credito e Inversiones SA	6,080	263,370
Banco do Brasil SA	95,694	563,156
Banco Espirito Santo SA (A)	322,715	355
Banco Inter SA	37,900	496,875
Banco Santander Brasil SA	45,426	368,447
Banco Santander Chile	7,159,467	378,307
Banco Santander SA (A)	1,605,418	5,919,583
Bancolombia SA	88,550	729,939
BancorpSouth Bank	37,153	1,089,697
Bangkok Bank PCL, NVDR	69,100	244,011
Bank Central Asia Tbk PT	1,315,030	3,018,538
Bank First Corp. (C)	816	57,936
Bank Hapoalim BM	99,726	857,906
Bank Leumi Le-Israel BM	126,834	1,047,803
Bank Mandiri Persero Tbk PT	2,219,556	948,839
Bank Negara Indonesia Persero Tbk PT	925,653	349,771
Bank of America Corp.	725,034	30,270,170
Bank of China, Ltd., H Shares	8,679,122	3,041,455
Bank of Communications Company, Ltd., H Shares	943,976	542,128
Bank of Hawaii Corp.	10,768	902,466
Bank of Marin Bancorp	1,974	71,459
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Bank of Montreal	68,669	$6,833,971
Bank of the Philippine Islands	198,247	331,811
Bank OZK	32,225	1,367,307
Bank Polska Kasa Opieki SA (A)	20,422	571,075
Bank Rakyat Indonesia Persero Tbk PT	6,582,110	1,810,113
BankUnited, Inc.	10,370	435,851
Banner Corp.	3,868	221,250
Banque Cantonale Vaudoise	3,171	268,884
Bar Harbor Bankshares	1,880	51,512
Barclays PLC	2,142,770	5,432,799
BDO Unibank, Inc.	212,920	470,800
Berkshire Hills Bancorp, Inc.	5,686	145,732
Blue Ridge Bankshares, Inc.	2,360	41,890
BNK Financial Group, Inc.	3,033	20,240
BNP Paribas SA	128,275	8,126,203
BOC Hong Kong Holdings, Ltd.	270,000	817,066
Brookline Bancorp, Inc.	8,931	133,697
Bryn Mawr Bank Corp.	2,270	92,616
Business First Bancshares, Inc.	2,606	62,336
Byline Bancorp, Inc.	2,940	72,324
Cadence BanCorp	13,906	299,118
CaixaBank SA	410,760	1,276,003
Cambridge Bancorp	814	69,792
Camden National Corp.	1,667	77,799
Canadian Imperial Bank of Commerce	47,731	5,490,966
Capital City Bank Group, Inc.	1,816	42,113
Capitec Bank Holdings, Ltd.	8,881	1,162,286
Capstar Financial Holdings, Inc.	2,595	54,599
Carter Bankshares, Inc. (A)	3,614	44,055
Cathay General Bancorp	28,424	1,130,707
CBTX, Inc.	2,176	59,231
Central Pacific Financial Corp.	3,203	81,068
Century Bancorp, Inc., Class A	328	37,500
Chang Hwa Commercial Bank, Ltd.	439,526	261,502
China Bohai Bank Company, Ltd., H Shares (B)	273,000	110,517
China CITIC Bank Corp., Ltd., H Shares	974,400	447,956
China Construction Bank Corp., H Shares	10,471,296	7,545,172
China Everbright Bank Company, Ltd., H Shares	330,595	118,493
China Merchants Bank Company, Ltd., H Shares	422,674	3,486,048
China Minsheng Banking Corp., Ltd., H Shares	601,700	251,288
Chongqing Rural Commercial Bank Company, Ltd., H Shares	266,800	102,063
CIMB Group Holdings BHD	721,600	852,485
CIT Group, Inc.	37,498	2,078,139
Citigroup, Inc.	198,738	14,291,250
Citizens & Northern Corp.	2,190	54,947
Citizens Financial Group, Inc.	40,953	1,793,332
City Holding Company	1,592	124,017
Civista Bancshares, Inc.	2,190	51,509
CNB Financial Corp.	2,177	53,511
Coastal Financial Corp. (A)	1,275	37,447
Columbia Banking System, Inc.	8,088	294,080
Comerica, Inc.	13,423	992,094
Commerce Bancshares, Inc.	28,078	1,985,676
Commerzbank AG (A)	130,037	813,823
Commonwealth Bank of Australia	197,166	14,365,933
Community Bank System, Inc.	5,897	436,378
Community Trust Bancorp, Inc.	1,696	70,655
Concordia Financial Group, Ltd.	117,300	454,790
ConnectOne Bancorp, Inc.	4,179	119,561
Credicorp, Ltd. (A)	12,700	1,354,201

The accompanying notes are an integral part of the financial statements.	79

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Credit Agricole SA	133,443	$1,926,078
CrossFirst Bankshares, Inc. (A)	5,430	71,785
CTBC Financial Holding Company, Ltd.	2,019,090	1,673,492
Cullen/Frost Bankers, Inc.	15,076	1,721,981
Customers Bancorp, Inc. (A)	3,322	137,564
CVB Financial Corp.	14,298	291,107
Danske Bank A/S	77,474	1,300,053
DBS Group Holdings, Ltd.	111,072	2,462,808
Dime Community Bancshares, Inc.	3,943	130,119
DNB Bank ASA (A)	141,285	2,982,066
E.Sun Financial Holding Company, Ltd.	1,298,889	1,245,108
Eagle Bancorp, Inc.	3,464	199,873
East West Bancorp, Inc.	37,817	2,773,499
Eastern Bankshares, Inc.	19,285	381,457
Enterprise Financial Services Corp.	3,949	177,350
Equity Bancshares, Inc., Class A (A)	1,723	55,274
Erste Group Bank AG	46,214	1,845,288
Farmers National Banc Corp.	3,388	52,853
FB Financial Corp.	3,718	153,144
Fifth Third Bancorp	67,683	2,630,161
Financial Institutions, Inc.	1,965	62,408
FinecoBank Banca Fineco SpA (A)	66,950	1,233,357
First Bancorp (North Carolina)	3,133	130,834
First Bancorp (Puerto Rico)	24,222	308,346
First Bank	2,645	35,231
First Busey Corp.	5,615	133,076
First Commonwealth Financial Corp.	10,415	140,811
First Community Bankshares, Inc.	2,073	64,761
First Financial Bancorp	10,849	255,060
First Financial Bankshares, Inc.	52,398	2,495,193
First Financial Corp.	1,429	57,774
First Financial Holding Company, Ltd.	1,109,234	916,113
First Foundation, Inc.	4,609	110,754
First Horizon Corp.	147,247	2,413,378
First Internet Bancorp	1,322	39,290
First Interstate BancSystem, Inc., Class A	4,455	196,287
First Merchants Corp.	6,045	248,752
First Mid Bancshares, Inc.	1,865	76,279
First Midwest Bancorp, Inc.	12,804	239,819
First Republic Bank	16,920	3,366,065
Flushing Financial Corp.	3,434	78,742
FNB Corp.	85,137	994,400
Fulton Financial Corp.	60,881	964,964
German American Bancorp, Inc.	2,629	98,219
Glacier Bancorp, Inc.	36,180	1,926,947
Great Southern Bancorp, Inc.	1,159	63,131
Great Western Bancorp, Inc.	6,177	191,240
Grupo Financiero Banorte SAB de CV, Series O	351,550	2,320,503
Grupo Financiero Inbursa SAB de CV, Series O (A)	311,200	299,052
Guaranty Bancshares, Inc.	1,130	38,782
Hana Financial Group, Inc.	35,598	1,378,496
Hancock Whitney Corp.	32,855	1,510,016
Hang Seng Bank, Ltd.	54,895	981,378
Hanmi Financial Corp.	3,778	72,840
HarborOne Bancorp, Inc.	5,918	83,621
Heartland Financial USA, Inc.	4,275	201,053
Heritage Commerce Corp.	7,061	79,577
Heritage Financial Corp.	4,005	101,927
Hilltop Holdings, Inc.	7,137	238,875
Home BancShares, Inc.	57,603	1,275,906
HomeTrust Bancshares, Inc.	1,938	53,915
Hong Leong Bank BHD	74,700	344,764
Hong Leong Financial Group BHD	27,300	119,735
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
Hope Bancorp, Inc.	13,178	$181,725
Horizon Bancorp, Inc.	4,775	85,234
Howard Bancorp, Inc. (A)	1,887	37,551
HSBC Holdings PLC	2,502,786	13,216,848
Hua Nan Financial Holdings Company, Ltd.	873,493	658,212
Huntington Bancshares, Inc.	141,861	2,203,101
Independent Bank Corp. (Massachusetts)	3,678	282,103
Independent Bank Corp. (Michigan)	2,811	58,862
Independent Bank Group, Inc.	4,218	297,074
Industrial & Commercial Bank of China, Ltd., H Shares	6,129,623	3,413,430
Industrial Bank of Korea	33,693	298,601
ING Groep NV	436,573	6,022,252
International Bancshares Corp.	20,869	873,994
Intesa Sanpaolo SpA	1,840,257	5,207,661
Investors Bancorp, Inc.	25,464	364,390
Israel Discount Bank, Ltd., Class A (A)	103,636	535,308
Japan Post Bank Company, Ltd.	39,400	344,525
JPMorgan Chase & Co.	291,045	46,552,648
KB Financial Group, Inc.	46,816	2,129,661
KBC Group NV	36,219	3,043,844
KeyCorp	93,312	1,896,100
Komercni banka AS (A)	9,140	351,441
Krung Thai Bank PCL, NVDR	467,500	162,171
Lakeland Bancorp, Inc.	5,648	95,338
Lakeland Financial Corp.	2,688	178,510
Live Oak Bancshares, Inc.	3,570	218,520
Lloyds Banking Group PLC	8,756,530	5,242,129
M&T Bank Corp.	12,370	1,731,924
Macatawa Bank Corp.	5,295	43,472
Malayan Banking BHD	436,033	880,872
Mediobanca Banca di Credito Finanziario SpA (A)	69,537	819,738
Mega Financial Holding Company, Ltd.	1,177,275	1,392,411
Mercantile Bank Corp.	1,968	61,402
Metrocity Bankshares, Inc.	2,360	48,876
Metropolitan Bank & Trust Company	198,374	180,157
Metropolitan Bank Holding Corp. (A)	906	70,940
Mid Penn Bancorp, Inc.	1,629	43,315
Midland States Bancorp, Inc.	2,623	66,362
MidWestOne Financial Group, Inc.	1,882	55,256
Mitsubishi UFJ Financial Group, Inc.	1,287,700	6,986,340
Mizrahi Tefahot Bank, Ltd.	12,478	415,113
Mizuho Financial Group, Inc.	254,270	3,562,787
Moneta Money Bank AS (A)(B)	42,857	174,009
MVB Financial Corp.	1,172	46,341
National Australia Bank, Ltd.	366,302	7,385,065
National Bank Holdings Corp., Class A	3,202	120,075
National Bank of Canada	35,936	2,852,321
NatWest Group PLC	609,180	1,778,783
NBT Bancorp, Inc.	4,713	169,008
Nedbank Group, Ltd. (A)	41,863	533,480
Nicolet Bankshares, Inc. (A)	1,014	77,480
Nordea Bank ABP	379,110	4,452,663
Northrim BanCorp, Inc.	1,065	44,698
OceanFirst Financial Corp.	6,706	142,570
OFG Bancorp	5,724	136,288
Old National Bancorp	18,232	303,745
Old Second Bancorp, Inc.	4,243	49,898
Origin Bancorp, Inc.	2,369	97,484
Orrstown Financial Services, Inc.	1,860	44,380
OTP Bank NYRT (A)	30,292	1,829,387
Oversea-Chinese Banking Corp., Ltd.	212,878	1,801,460
Pacific Premier Bancorp, Inc.	10,583	422,897

The accompanying notes are an integral part of the financial statements.	80

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
PacWest Bancorp	31,168	$1,326,198
Park National Corp.	1,446	169,529
Peapack-Gladstone Financial Corp.	2,263	75,381
Peoples Bancorp, Inc.	2,161	67,510
Peoples Financial Services Corp.	1,085	50,008
People's United Financial, Inc.	41,114	675,503
Pinnacle Financial Partners, Inc.	20,285	1,966,022
Postal Savings Bank of China Company, Ltd., H Shares (B)	871,300	627,705
Powszechna Kasa Oszczednosci Bank Polski SA (A)	96,844	1,063,071
Preferred Bank	1,582	101,074
Premier Financial Bancorp, Inc.	2,000	36,020
Primis Financial Corp.	3,411	51,131
Prosperity Bancshares, Inc.	24,775	1,731,277
Public Bank BHD	1,623,610	1,633,011
QCR Holdings, Inc.	1,754	91,120
Raiffeisen Bank International AG	23,915	573,395
RBB Bancorp	1,836	47,259
Red River Bancshares, Inc.	716	35,915
Regions Financial Corp.	92,425	1,888,243
Reliant Bancorp, Inc.	1,912	55,448
Renasant Corp.	6,234	218,813
Republic Bancorp, Inc., Class A	1,084	54,341
Resona Holdings, Inc.	230,200	890,216
RHB Bank BHD	198,241	266,782
Royal Bank of Canada	150,851	15,495,811
S&T Bancorp, Inc.	4,315	128,587
Sandy Spring Bancorp, Inc.	5,118	222,991
Santander Bank Polska SA (A)	3,823	301,686
Seacoast Banking Corp. of Florida	6,097	194,738
ServisFirst Bancshares, Inc.	5,586	410,124
Shinhan Financial Group Company, Ltd.	51,737	1,723,547
Sierra Bancorp	1,950	49,569
Signature Bank	15,361	3,983,568
Silvergate Capital Corp., Class A (A)	2,588	292,392
Simmons First National Corp., Class A	12,002	348,658
SinoPac Financial Holdings Company, Ltd.	1,098,772	564,218
Skandinaviska Enskilda Banken AB, A Shares	191,570	2,569,327
SmartFinancial, Inc.	1,915	47,837
Societe Generale SA	93,015	2,927,564
South State Corp.	7,960	545,897
Southern First Bancshares, Inc. (A)	1,047	53,376
Southside Bancshares, Inc.	3,418	128,824
Spirit of Texas Bancshares, Inc.	1,927	45,574
Standard Bank Group, Ltd.	145,048	1,481,505
Standard Chartered PLC	330,423	2,060,562
Sterling Bancorp	51,341	1,175,195
Stock Yards Bancorp, Inc.	2,063	106,410
Sumitomo Mitsui Financial Group, Inc.	137,179	4,734,829
Sumitomo Mitsui Trust Holdings, Inc.	35,138	1,147,719
SVB Financial Group (A)	5,640	3,155,580
Svenska Handelsbanken AB, A Shares	169,704	1,906,913
Swedbank AB, A Shares	105,361	2,031,099
Synovus Financial Corp.	39,613	1,707,320
Taishin Financial Holding Company, Ltd.	1,055,075	736,151
Taiwan Business Bank	543,222	189,814
Taiwan Cooperative Financial Holding Company, Ltd.	974,176	784,875
Texas Capital Bancshares, Inc. (A)	19,172	1,303,504
The Bancorp, Inc. (A)	5,986	147,615
The Bank of East Asia, Ltd.	93,893	157,489
The Bank of Nova Scotia	128,713	7,972,830
The Bank of NT Butterfield & Son, Ltd.	5,580	185,870
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
The Chiba Bank, Ltd.	57,500	$358,955
The First Bancorp, Inc.	1,589	47,177
The First Bancshares, Inc.	2,354	95,384
The First of Long Island Corp.	2,924	61,989
The PNC Financial Services Group, Inc.	40,848	7,806,053
The Shanghai Commercial & Savings Bank, Ltd.	383,000	621,604
The Shizuoka Bank, Ltd.	46,600	365,049
The Siam Commercial Bank PCL, NVDR	103,100	340,126
The Toronto-Dominion Bank	191,543	12,438,567
Tompkins Financial Corp.	1,445	115,008
Towne Bank	6,872	209,390
TriCo Bancshares	3,038	120,153
TriState Capital Holdings, Inc. (A)	3,488	70,492
Triumph Bancorp, Inc. (A)	2,643	217,307
Truist Financial Corp.	129,301	7,377,915
Trustmark Corp.	7,015	221,814
Turkiye Garanti Bankasi AS	223,926	265,603
Turkiye Is Bankasi AS, Class C	160,719	111,258
U.S. Bancorp	130,336	7,479,983
UMB Financial Corp.	16,427	1,504,385
Umpqua Holdings Corp.	58,814	1,145,109
UniCredit SpA	235,864	2,940,991
United Bankshares, Inc.	49,769	1,808,108
United Community Banks, Inc.	9,799	295,636
United Overseas Bank, Ltd.	73,757	1,396,314
Univest Financial Corp.	3,350	90,718
Valley National Bancorp	153,345	1,999,619
Veritex Holdings, Inc.	5,351	192,261
Washington Trust Bancorp, Inc.	1,978	105,348
Webster Financial Corp.	24,103	1,217,684
Wells Fargo & Company	397,424	18,162,277
WesBanco, Inc.	7,323	248,982
West BanCorp, Inc.	2,031	62,128
Westamerica BanCorp	2,888	163,865
Westpac Banking Corp.	406,647	7,650,466
Wintrust Financial Corp.	15,205	1,137,942
Woori Financial Group, Inc.	59,971	580,212
Zions Bancorp NA	15,749	911,867
		493,389,848
Capital markets – 2.7%
3i Group PLC	123,535	2,271,943
abrdn PLC	283,713	1,036,604
Affiliated Managers Group, Inc.	11,099	1,888,051
Ameriprise Financial, Inc.	13,224	3,608,962
Amundi SA (B)	7,046	666,855
Artisan Partners Asset Management, Inc., Class A	6,615	343,715
AssetMark Financial Holdings, Inc. (A)	2,124	57,072
ASX, Ltd.	21,668	1,386,797
B. Riley Financial, Inc.	2,257	147,924
B3 SA - Brasil Bolsa Balcao	685,428	1,865,083
Banco BTG Pactual SA	126,100	689,175
Bangkok Commercial Asset Management PCL, NVDR	211,200	121,797
BGC Partners, Inc., Class A	37,686	194,083
BlackRock, Inc.	16,184	15,266,205
Blucora, Inc. (A)	5,643	92,602
Brightsphere Investment Group, Inc.	6,510	177,007
Brookfield Asset Management, Inc., Class A	135,618	7,544,903
Cboe Global Markets, Inc.	12,172	1,535,498
China Cinda Asset Management Company, Ltd., H Shares	1,043,100	185,004
China Everbright, Ltd.	116,984	146,808

The accompanying notes are an integral part of the financial statements.	81

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
China Galaxy Securities Company, Ltd., H Shares	410,100	$230,213
China Huarong Asset Management Company, Ltd., H Shares (A)(B)(D)	1,063,200	69,718
China International Capital Corp., Ltd., H Shares (B)	157,400	365,998
CI Financial Corp.	2,792	54,196
CITIC Securities Company, Ltd., H Shares	251,100	635,980
CME Group, Inc.	40,971	8,264,670
Cohen & Steers, Inc.	2,799	245,500
Cowen, Inc., Class A	2,911	104,912
Credit Suisse Group AG	274,219	2,904,943
Daiwa Securities Group, Inc.	154,318	872,979
Deutsche Bank AG (A)	275,825	3,410,880
Deutsche Boerse AG	25,305	4,364,022
Diamond Hill Investment Group, Inc.	369	67,538
Donnelley Financial Solutions, Inc. (A)	3,351	111,756
Ellington Financial, Inc.	4,616	85,488
EQT AB	28,089	1,433,635
Evercore, Inc., Class A	10,916	1,524,310
FactSet Research Systems, Inc.	10,090	3,836,420
Federated Hermes, Inc.	35,605	1,204,517
Focus Financial Partners, Inc., Class A (A)	5,853	303,654
Franklin Resources, Inc.	31,073	1,008,008
Futu Holdings, Ltd., ADR (A)(C)	3,700	352,203
GCM Grosvenor, Inc., Class A	4,150	46,148
GF Securities Company, Ltd., H Shares	125,200	222,485
Greenhill & Company, Inc.	1,874	27,623
Guotai Junan Securities Company, Ltd., H Shares (B)	12,600	17,609
Haitong Securities Company, Ltd., H Shares	306,300	282,999
Hamilton Lane, Inc., Class A	3,846	331,025
Hargreaves Lansdown PLC	44,313	920,274
Hong Kong Exchanges & Clearing, Ltd.	87,577	5,532,594
Houlihan Lokey, Inc.	5,809	523,972
Huatai Securities Company, Ltd., H Shares (B)	178,900	256,618
IGM Financial, Inc.	10,407	379,524
Interactive Brokers Group, Inc., Class A	21,547	1,392,798
Intercontinental Exchange, Inc.	64,209	7,674,902
Invesco, Ltd.	43,172	1,093,115
Janus Henderson Group PLC	45,484	1,972,186
Japan Exchange Group, Inc.	53,898	1,283,606
Jefferies Financial Group, Inc.	53,328	1,971,003
Julius Baer Group, Ltd.	25,215	1,721,014
Korea Investment Holdings Company, Ltd.	5,121	419,362
London Stock Exchange Group PLC	40,045	4,386,684
Macquarie Group, Ltd.	38,423	4,663,420
Magellan Financial Group, Ltd.	15,725	495,915
MarketAxess Holdings, Inc.	4,334	2,062,637
Meritz Securities Company, Ltd.	39,439	181,923
Mirae Asset Securities Company, Ltd.	37,753	286,268
Moelis & Company, Class A	6,882	426,340
Moody's Corp.	18,368	6,993,983
Morgan Stanley	169,826	17,734,929
MSCI, Inc.	9,404	5,967,590
Nasdaq, Inc.	13,105	2,565,697
NH Investment & Securities Company, Ltd.	19,465	221,786
Noah Holdings, Ltd., ADR (A)	3,900	152,022
Nomura Holdings, Inc.	328,000	1,583,991
Northern Trust Corp.	23,747	2,814,494
Onex Corp.	9,055	634,456
Open Lending Corp., Class A (A)	11,785	435,691
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Capital markets (continued)
Oppenheimer Holdings, Inc., Class A	1,100	$51,249
Partners Group Holding AG	2,531	4,487,472
Piper Sandler Companies	1,973	281,981
PJT Partners, Inc., Class A	2,683	211,903
Raymond James Financial, Inc.	13,954	1,952,165
Reinet Investments SCA	15,898	308,022
S&P Global, Inc.	27,485	12,198,393
Samsung Securities Company, Ltd.	8,182	347,904
SBI Holdings, Inc.	26,164	633,876
Schroders PLC	16,583	862,155
Sculptor Capital Management, Inc.	2,598	73,523
SEI Investments Company	31,598	1,984,670
Singapore Exchange, Ltd.	49,300	361,850
St. James's Place PLC	68,777	1,523,049
State Street Corp.	39,679	3,686,576
StepStone Group, Inc., Class A	4,253	203,591
Stifel Financial Corp.	28,014	1,935,767
StoneX Group, Inc. (A)	1,876	130,738
T. Rowe Price Group, Inc.	25,883	5,794,427
The Bank of New York Mellon Corp.	92,051	5,083,056
The Charles Schwab Corp.	171,125	12,466,456
The Goldman Sachs Group, Inc.	38,817	16,051,218
TMX Group, Ltd.	6,339	697,383
UBS Group AG	409,662	6,833,669
UP Fintech Holding, Ltd., ADR (A)(C)	8,700	119,886
Virtus Investment Partners, Inc.	817	255,476
WisdomTree Investments, Inc.	16,264	102,626
		226,993,392
Consumer finance – 0.4%
360 DigiTech, Inc., ADR (A)	9,400	214,320
Acom Company, Ltd.	40,600	156,912
American Express Company	74,238	12,320,538
Atlanticus Holdings Corp. (A)	640	41,088
Capital One Financial Corp.	51,513	8,549,613
Curo Group Holdings Corp.	2,662	43,577
Discover Financial Services	34,786	4,460,261
Encore Capital Group, Inc. (A)	3,451	169,824
Enova International, Inc. (A)	4,080	134,558
EZCORP, Inc., Class A (A)	6,240	42,994
FirstCash, Inc.	15,480	1,326,481
Green Dot Corp., Class A (A)	6,049	316,000
Krungthai Card PCL, NVDR	107,400	220,552
LendingClub Corp. (A)	10,902	338,616
LendingTree, Inc. (A)	4,271	711,677
Lufax Holding, Ltd., ADR (A)	19,200	166,464
Muangthai Capital PCL, NVDR	87,200	174,938
Navient Corp.	67,623	1,569,530
Nelnet, Inc., Class A	1,851	149,709
Oportun Financial Corp. (A)	2,524	63,731
PRA Group, Inc. (A)	5,150	216,300
PROG Holdings, Inc. (A)	25,541	1,208,600
Regional Management Corp.	976	58,004
SLM Corp.	86,069	1,613,794
Srisawad Corp. PCL, NVDR	89,600	199,240
Synchrony Financial	61,712	3,070,172
World Acceptance Corp. (A)	500	94,935
		37,632,428
Diversified financial services – 1.0%
Alerus Financial Corp.	1,846	55,122
A-Mark Precious Metals, Inc.	980	47,540
Banco Latinoamericano de Comercio Exterior SA, Class E	3,521	60,068
Berkshire Hathaway, Inc., Class B (A)	216,250	61,797,763
Cannae Holdings, Inc. (A)	9,785	312,337
Chailease Holding Company, Ltd.	143,151	1,373,278

The accompanying notes are an integral part of the financial statements.	82

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Diversified financial services (continued)
E2open Parent Holdings, Inc. (A)	4,835	$57,730
Eurazeo SE	4,426	455,312
EXOR NV	12,344	1,029,902
Far East Horizon, Ltd.	185,300	210,556
FirstRand, Ltd.	561,208	2,389,120
Groupe Bruxelles Lambert SA	16,564	1,897,672
Grupo de Inversiones Suramericana SA	85,697	436,539
Industrivarden AB, A Shares	13,415	493,907
Industrivarden AB, C Shares	18,221	635,403
Investor AB, B Shares	215,645	5,157,936
Kinnevik AB, B Shares (A)	28,756	1,126,691
L.E. Lundbergforetagen AB, B Shares	8,964	572,733
M&G PLC	326,787	925,674
Metro Pacific Investments Corp.	1,327,900	102,686
Mitsubishi HC Capital, Inc.	69,800	373,777
NewStar Financial, Inc. (A)(D)	5,608	570
ORIX Corp.	130,800	2,440,397
Remgro, Ltd.	58,510	486,354
Sofina SA	2,261	999,511
Tokyo Century Corp.	3,900	223,010
Wendel SE	3,012	437,088
Yuanta Financial Holding Company, Ltd.	1,061,034	955,804
		85,054,480
Insurance – 2.7%
Admiral Group PLC	24,396	1,212,143
Aegon NV	214,443	1,058,864
Aflac, Inc.	64,242	3,641,237
Ageas SA/NV	27,180	1,358,266
AIA Group, Ltd.	884,909	10,566,455
Alleghany Corp. (A)	3,713	2,512,550
Allianz SE	55,612	13,055,571
Ambac Financial Group, Inc. (A)	5,368	75,635
American Equity Investment Life Holding Company	9,442	299,217
American Financial Group, Inc.	18,375	2,534,648
American International Group, Inc.	87,217	4,758,560
American National Group, Inc.	829	159,583
AMERISAFE, Inc.	2,219	127,703
Aon PLC, Class A	22,933	6,578,560
Argo Group International Holdings, Ltd.	3,625	191,763
Arthur J. Gallagher & Company	20,823	2,990,599
Assicurazioni Generali SpA	130,191	2,656,032
Assurant, Inc.	6,156	1,047,197
Aviva PLC	519,229	2,885,934
AXA SA	225,694	6,340,533
Baloise Holding AG	5,784	922,330
BB Seguridade Participacoes SA	84,408	311,135
Brighthouse Financial, Inc. (A)	22,871	1,119,764
Brookfield Asset Management Reinsurance Partners, Ltd., Class A (A)	878	53,655
Brown & Brown, Inc.	62,361	3,620,056
BRP Group, Inc., Class A (A)	5,280	198,792
Cathay Financial Holding Company, Ltd.	895,890	1,923,994
China Development Financial Holding Corp.	1,540,000	787,037
China Life Insurance Company, Ltd.	244,525	254,462
China Life Insurance Company, Ltd., H Shares	842,076	1,411,953
China Pacific Insurance Group Company, Ltd., H Shares	298,579	841,506
China Taiping Insurance Holdings Company, Ltd.	193,000	281,990
Chubb, Ltd.	45,704	8,405,880
Cincinnati Financial Corp.	15,227	1,879,012
Citizens, Inc. (A)	6,794	40,560
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
CNO Financial Group, Inc.	49,676	$1,215,075
CNP Assurances	24,146	413,740
Dai-ichi Life Holdings, Inc.	110,100	2,178,578
DB Insurance Company, Ltd.	6,073	307,049
Direct Line Insurance Group PLC	184,840	784,762
Discovery, Ltd. (A)	51,247	455,022
Donegal Group, Inc., Class A	2,265	34,111
eHealth, Inc. (A)	2,781	107,486
Employers Holdings, Inc.	3,217	132,444
Enstar Group, Ltd. (A)	1,525	351,772
Everest Re Group, Ltd.	4,074	1,079,203
Fairfax Financial Holdings, Ltd.	2,994	1,325,296
First American Financial Corp.	29,254	2,063,285
Fubon Financial Holding Company, Ltd.	736,659	2,256,413
Genworth Financial, Inc., Class A (A)	56,617	212,314
Gjensidige Forsikring ASA	31,841	744,327
Globe Life, Inc.	9,636	925,731
Goosehead Insurance, Inc., Class A	2,004	294,147
Great-West Lifeco, Inc. (C)	35,284	1,091,535
Greenlight Capital Re, Ltd., Class A (A)	4,258	35,895
Hannover Rueck SE	8,507	1,565,515
HCI Group, Inc.	653	72,914
Horace Mann Educators Corp.	4,680	191,880
iA Financial Corp., Inc.	13,041	723,139
Independence Holding Company	575	28,739
Insurance Australia Group, Ltd.	282,454	1,078,540
Intact Financial Corp.	17,114	2,330,836
Investors Title Company	205	39,331
James River Group Holdings, Ltd.	4,112	151,280
Japan Post Holdings Company, Ltd. (A)	171,100	1,470,557
Japan Post Insurance Company, Ltd.	26,100	473,978
Kemper Corp.	16,179	1,109,879
Kinsale Capital Group, Inc.	8,148	1,481,714
Legal & General Group PLC	771,554	2,866,039
Lincoln National Corp.	18,188	1,248,606
Loews Corp.	22,736	1,270,260
Maiden Holdings, Ltd. (A)	9,888	30,949
Mapfre SA	12,526	27,029
Marsh & McLennan Companies, Inc.	51,684	8,124,725
MBIA, Inc. (A)	5,712	63,917
Medibank Private, Ltd.	312,351	809,240
Mercury General Corp.	7,085	423,045
MetLife, Inc.	75,626	4,688,812
Momentum Metropolitan Holdings	12,826	17,438
MS&AD Insurance Group Holdings, Inc.	49,568	1,604,460
Muenchener Rueckversicherungs-Gesellschaft AG	19,046	5,558,927
National Western Life Group, Inc., Class A	295	65,390
New China Life Insurance Company, Ltd., H Shares	105,000	309,093
NN Group NV	33,250	1,724,769
Old Mutual, Ltd.	533,909	564,426
Old Republic International Corp.	75,551	1,964,326
Palomar Holdings, Inc. (A)	2,796	251,081
Phoenix Group Holdings PLC	93,092	797,650
PICC Property & Casualty Company, Ltd., H Shares	793,848	717,728
Ping An Insurance Group Company of China, Ltd., H Shares	689,610	5,339,704
Poste Italiane SpA (B)	60,765	823,848
Power Corp. of Canada	63,543	2,192,892
Powszechny Zaklad Ubezpieczen SA (A)	69,975	741,566
Primerica, Inc.	10,513	1,607,858
Principal Financial Group, Inc.	25,710	1,717,685
ProAssurance Corp.	6,167	157,259

The accompanying notes are an integral part of the financial statements.	83

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
Prudential Financial, Inc.	40,044	$4,239,859
Prudential PLC	324,263	6,755,897
QBE Insurance Group, Ltd.	169,408	1,457,803
Rand Merchant Investment Holdings, Ltd.	103,507	225,206
Reinsurance Group of America, Inc.	18,123	2,099,006
RenaissanceRe Holdings, Ltd.	13,232	2,073,851
RLI Corp.	15,090	1,648,281
Safety Insurance Group, Inc.	1,663	135,219
Sampo OYJ, A Shares	68,871	3,558,930
Samsung Fire & Marine Insurance Company, Ltd.	3,807	741,036
Samsung Life Insurance Company, Ltd.	8,834	566,409
Sanlam, Ltd.	212,901	943,233
SCOR SE	19,037	584,241
Selective Insurance Group, Inc.	22,672	1,894,699
Selectquote, Inc. (A)	15,287	145,991
Shin Kong Financial Holding Company, Ltd.	1,302,694	446,360
SiriusPoint, Ltd. (A)	10,333	101,367
Sompo Holdings, Inc.	34,860	1,532,365
State Auto Financial Corp.	2,070	104,701
Stewart Information Services Corp.	2,966	186,710
Sun Life Financial, Inc.	66,563	3,427,204
Suncorp Group, Ltd.	147,614	1,343,144
Swiss Life Holding AG	3,811	1,986,403
Swiss Re AG	34,983	3,216,410
T&D Holdings, Inc.	61,800	752,143
The Allstate Corp.	30,423	4,115,623
The Hanover Insurance Group, Inc.	9,569	1,352,195
The Hartford Financial Services Group, Inc.	36,302	2,440,220
The People's Insurance Company Group of China, Ltd., H Shares	962,900	297,031
The Progressive Corp.	59,471	5,729,436
The Travelers Companies, Inc.	25,561	4,082,347
Tiptree, Inc.	3,049	30,825
Tokio Marine Holdings, Inc.	68,814	3,367,021
Trupanion, Inc. (A)	4,320	395,626
Tryg A/S	40,652	1,006,557
United Fire Group, Inc.	2,494	64,744
Universal Insurance Holdings, Inc.	3,560	50,694
Unum Group	20,758	552,578
W.R. Berkley Corp.	14,242	1,072,565
Willis Towers Watson PLC	13,108	2,893,198
ZhongAn Online P&C Insurance Company, Ltd., H Shares (A)(B)	54,000	263,302
Zurich Insurance Group AG	17,173	7,535,363
		233,954,178
Mortgage real estate investment trusts – 0.1%
Apollo Commercial Real Estate Finance, Inc.	15,822	246,032
Arbor Realty Trust, Inc.	14,238	260,271
Ares Commercial Real Estate Corp.	4,374	69,022
ARMOUR Residential REIT, Inc.	7,693	83,546
Blackstone Mortgage Trust, Inc., Class A	15,359	503,929
BrightSpire Capital, Inc.	10,030	100,501
Broadmark Realty Capital, Inc.	14,339	150,703
Capstead Mortgage Corp.	11,172	76,975
Chimera Investment Corp.	25,668	393,234
Dynex Capital, Inc.	3,494	62,053
Granite Point Mortgage Trust, Inc.	6,312	86,853
Great Ajax Corp.	2,911	41,132
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,629	520,933
Invesco Mortgage Capital, Inc.	28,501	88,923
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Mortgage real estate investment trusts (continued)
KKR Real Estate Finance Trust, Inc.	3,432	$73,205
Ladder Capital Corp.	12,942	147,668
MFA Financial, Inc.	49,517	237,682
New York Mortgage Trust, Inc.	42,878	189,521
Orchid Island Capital, Inc.	10,828	54,357
PennyMac Mortgage Investment Trust	10,998	213,471
Ready Capital Corp.	6,607	101,153
Redwood Trust, Inc.	12,652	157,770
TPG RE Finance Trust, Inc.	6,836	86,134
Two Harbors Investment Corp.	35,396	233,614
		4,178,682
Thrifts and mortgage finance – 0.1%
Axos Financial, Inc. (A)	6,342	307,460
Bridgewater Bancshares, Inc. (A)	2,974	48,625
Capitol Federal Financial, Inc.	14,120	162,945
Columbia Financial, Inc. (A)	4,346	78,358
Essent Group, Ltd.	42,531	2,002,359
Federal Agricultural Mortgage Corp., Class C	1,023	100,152
Flagstar Bancorp, Inc.	5,687	281,279
FS Bancorp, Inc.	1,088	37,177
Home Bancorp, Inc.	1,184	44,305
HomeStreet, Inc.	2,370	96,815
Kearny Financial Corp.	8,502	107,890
Merchants Bancorp	1,118	40,997
Meridian Bancorp, Inc.	5,349	111,152
Meta Financial Group, Inc.	3,588	176,494
MGIC Investment Corp.	90,452	1,381,202
Mr. Cooper Group, Inc. (A)	8,002	311,118
New York Community Bancorp, Inc.	123,977	1,552,192
NMI Holdings, Inc., Class A (A)	9,559	215,747
Northfield Bancorp, Inc.	5,395	91,176
Northwest Bancshares, Inc.	13,564	176,603
Ocwen Financial Corp. (A)	1,078	30,507
PCSB Financial Corp.	2,104	38,356
PennyMac Financial Services, Inc.	3,929	261,475
Premier Financial Corp.	4,305	130,872
Provident Bancorp, Inc.	2,438	39,569
Provident Financial Services, Inc.	8,440	186,271
Radian Group, Inc.	21,539	508,967
Southern Missouri Bancorp, Inc.	971	43,812
The Hingham Institution for Savings	170	55,165
TrustCo Bank Corp.	2,368	75,989
Walker & Dunlop, Inc.	3,292	365,577
Washington Federal, Inc.	27,223	906,526
Waterstone Financial, Inc.	2,640	53,539
WSFS Financial Corp.	5,257	238,720
		10,259,391
		1,091,462,399
Health care – 13.1%
Biotechnology – 1.7%
3SBio, Inc. (A)(B)	139,300	155,184
4D Molecular Therapeutics, Inc. (A)	1,194	36,477
AbbVie, Inc.	167,773	20,263,623
ACADIA Pharmaceuticals, Inc. (A)	13,608	238,276
Achillion Pharmaceuticals, Inc. (A)(D)	17,157	25,801
Aduro Biotech, Inc. (A)(D)	1,925	5,775
Aeglea BioTherapeutics, Inc. (A)	5,206	37,744
Affimed NV (A)	13,346	93,956
Agenus, Inc. (A)	22,427	138,375
Agios Pharmaceuticals, Inc. (A)	6,971	311,464
Akebia Therapeutics, Inc. (A)	20,341	59,803
Akero Therapeutics, Inc. (A)	3,046	72,312
Akeso, Inc. (A)(B)	31,000	160,558

The accompanying notes are an integral part of the financial statements.	84

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Akouos, Inc. (A)	3,234	$38,452
Albireo Pharma, Inc. (A)	2,112	64,522
Alder Biopharmaceuticals, Inc. (A)(C)(D)	9,683	14,078
Aldeyra Therapeutics, Inc. (A)(C)	5,816	55,194
Alector, Inc. (A)	6,583	177,938
Aligos Therapeutics, Inc. (A)	2,309	39,368
Alkermes PLC (A)	18,065	564,712
Allakos, Inc. (A)	3,954	352,539
Allogene Therapeutics, Inc. (A)	7,751	184,861
Allovir, Inc. (A)	3,494	67,260
Alteogen, Inc. (A)	3,237	236,697
Altimmune, Inc. (A)	3,901	58,476
ALX Oncology Holdings, Inc. (A)	2,043	143,010
Amgen, Inc.	54,577	12,308,751
Amicus Therapeutics, Inc. (A)	29,844	339,923
AnaptysBio, Inc. (A)	2,287	58,570
Anavex Life Sciences Corp. (A)	7,029	136,995
Anika Therapeutics, Inc. (A)	1,676	72,286
Annexon, Inc. (A)	3,664	59,906
Apellis Pharmaceuticals, Inc. (A)	7,338	483,207
Applied Molecular Transport, Inc. (A)(C)	2,836	85,279
Applied Therapeutics, Inc. (A)	2,288	35,944
AquaBounty Technologies, Inc. (A)	6,621	30,655
Arbutus Biopharma Corp. (A)	10,169	34,880
Arcturus Therapeutics Holdings, Inc. (A)	2,443	133,901
Arcus Biosciences, Inc. (A)	5,152	150,284
Arcutis Biotherapeutics, Inc. (A)	3,224	68,252
Arena Pharmaceuticals, Inc. (A)	6,914	365,889
Argenx SE (A)	6,668	2,224,730
Arrowhead Pharmaceuticals, Inc. (A)	39,178	2,629,627
Atara Biotherapeutics, Inc. (A)	9,602	143,838
Athenex, Inc. (A)	11,308	41,274
Athersys, Inc. (A)	25,298	42,501
Atossa Therapeutics, Inc. (A)(C)	13,825	52,535
Avid Bioservices, Inc. (A)	6,813	165,147
Avidity Biosciences, Inc. (A)	3,631	82,932
Avita Medical, Inc. (A)	2,966	59,943
Avrobio, Inc. (A)	4,983	33,187
Beam Therapeutics, Inc. (A)	5,295	587,321
BeiGene, Ltd., ADR (A)	5,000	1,541,500
Beyondspring, Inc. (A)(C)	2,786	87,230
BioAtla, Inc. (A)	1,436	59,005
BioCryst Pharmaceuticals, Inc. (A)	20,085	319,753
Biogen, Inc. (A)	14,301	4,846,752
Biohaven Pharmaceutical Holding Company, Ltd. (A)	6,087	798,858
Bioxcel Therapeutics, Inc. (A)	1,856	54,659
Black Diamond Therapeutics, Inc. (A)	2,909	29,381
Bluebird Bio, Inc. (A)	7,782	142,411
Blueprint Medicines Corp. (A)	6,584	614,090
Bridgebio Pharma, Inc. (A)	12,135	608,085
Brooklyn ImmunoTherapeutics, Inc. (A)(C)	3,123	37,695
Burning Rock Biotech, Ltd., ADR (A)	4,700	87,561
C4 Therapeutics, Inc. (A)(C)	3,907	156,788
Cardiff Oncology, Inc. (A)	5,069	37,156
CareDx, Inc. (A)	5,645	413,666
Catalyst Pharmaceuticals, Inc. (A)	11,735	64,660
Celldex Therapeutics, Inc. (A)	4,437	233,608
Celltrion, Inc. (A)	11,283	2,843,635
CEL-SCI Corp. (A)	4,377	50,686
Cerevel Therapeutics Holdings, Inc. (A)	4,041	127,938
ChemoCentryx, Inc. (A)	6,229	98,480
Chimerix, Inc. (A)	8,687	61,678
Chinook Therapeutics, Inc. (A)	3,846	52,152
Clovis Oncology, Inc. (A)(C)	11,769	56,727
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Codiak Biosciences, Inc. (A)	1,905	$32,766
Cogent Biosciences, Inc. (A)	4,524	37,459
Coherus Biosciences, Inc. (A)	7,337	117,245
Cortexyme, Inc. (A)(C)	2,265	218,120
Crinetics Pharmaceuticals, Inc. (A)	4,299	101,327
CSL, Ltd.	50,508	11,487,676
Cue Biopharma, Inc. (A)	3,948	47,337
Cullinan Oncology, Inc. (A)	1,618	45,660
Curis, Inc. (A)	9,923	87,819
Cytokinetics, Inc. (A)	8,794	289,938
CytomX Therapeutics, Inc. (A)	8,328	42,639
Deciphera Pharmaceuticals, Inc. (A)	4,529	142,664
Denali Therapeutics, Inc. (A)	10,274	546,577
DermTech, Inc. (A)(C)	2,682	99,770
Design Therapeutics, Inc. (A)	1,653	25,985
Dicerna Pharmaceuticals, Inc. (A)	7,818	160,894
Dynavax Technologies Corp. (A)	12,272	238,813
Dyne Therapeutics, Inc. (A)	3,547	60,051
Eagle Pharmaceuticals, Inc. (A)	1,358	72,476
Editas Medicine, Inc. (A)	7,719	490,851
Eiger BioPharmaceuticals, Inc. (A)	4,379	35,645
Emergent BioSolutions, Inc. (A)	17,656	1,113,740
Enanta Pharmaceuticals, Inc. (A)	2,187	125,096
Epizyme, Inc. (A)	10,935	56,425
Evelo Biosciences, Inc. (A)(C)	3,816	43,388
Exelixis, Inc. (A)	83,541	1,601,481
Fate Therapeutics, Inc. (A)	9,038	662,034
FibroGen, Inc. (A)	9,927	115,451
Flexion Therapeutics, Inc. (A)	6,452	38,583
Foghorn Therapeutics, Inc. (A)	2,582	33,514
Forma Therapeutics Holdings, Inc. (A)	3,781	90,857
Forte Biosciences, Inc. (A)	1,408	41,423
Fortress Biotech, Inc. (A)	9,268	30,492
Frequency Therapeutics, Inc. (A)	3,940	30,417
G1 Therapeutics, Inc. (A)	4,568	69,068
Generation Bio Company (A)	5,062	126,550
Genmab A/S (A)	7,263	3,440,721
Geron Corp. (A)	39,125	56,731
Gilead Sciences, Inc.	119,134	8,670,573
Global Blood Therapeutics, Inc. (A)	6,848	196,469
Gossamer Bio, Inc. (A)	7,595	75,494
Green Cross Corp.	686	227,267
Grifols SA	27,663	676,264
Gritstone bio, Inc. (A)	5,039	46,359
GT Biopharma, Inc. (A)	3,103	27,586
Halozyme Therapeutics, Inc. (A)	51,561	2,165,046
Heron Therapeutics, Inc. (A)	10,736	125,289
Homology Medicines, Inc. (A)	5,486	39,444
Humanigen, Inc. (A)(C)	5,139	85,205
iBio, Inc. (A)(C)	29,049	36,892
Ideaya Biosciences, Inc. (A)	3,288	77,268
IGM Biosciences, Inc. (A)	933	66,439
I-Mab, ADR (A)	3,500	248,220
ImmunityBio, Inc. (A)	7,713	87,774
ImmunoGen, Inc. (A)	22,536	136,343
Immunovant, Inc. (A)	4,692	40,633
Incyte Corp. (A)	17,757	1,358,233
Infinity Pharmaceuticals, Inc. (A)	10,834	38,352
Inhibrx, Inc. (A)	3,224	91,948
Innovent Biologics, Inc. (A)(B)	126,500	1,021,443
Inovio Pharmaceuticals, Inc. (A)(C)	23,469	202,772
Inozyme Pharma, Inc. (A)	2,067	31,873
Insmed, Inc. (A)	11,717	328,545
Instil Bio, Inc. (A)	2,182	41,131
Intellia Therapeutics, Inc. (A)	7,632	1,225,165

The accompanying notes are an integral part of the financial statements.	85

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Intercept Pharmaceuticals, Inc. (A)	3,401	$50,709
Invitae Corp. (A)(C)	22,596	669,519
Ironwood Pharmaceuticals, Inc. (A)	16,353	214,224
iTeos Therapeutics, Inc. (A)	2,385	67,615
IVERIC bio, Inc. (A)	10,370	109,611
Kadmon Holdings, Inc. (A)	20,223	110,822
KalVista Pharmaceuticals, Inc. (A)	2,428	49,628
Karuna Therapeutics, Inc. (A)	2,518	299,390
Karyopharm Therapeutics, Inc. (A)	8,906	51,655
Keros Therapeutics, Inc. (A)	1,835	61,729
Kiniksa Pharmaceuticals, Ltd., Class A (A)	3,719	46,785
Kinnate Biopharma, Inc. (A)	1,746	38,622
Kodiak Sciences, Inc. (A)	3,786	356,565
Kronos Bio, Inc. (A)(C)	4,493	93,949
Krystal Biotech, Inc. (A)	2,050	118,777
Kura Oncology, Inc. (A)	7,310	134,943
Kymera Therapeutics, Inc. (A)	3,280	203,819
Lexicon Pharmaceuticals, Inc. (A)	8,735	41,229
Ligand Pharmaceuticals, Inc. (A)	6,145	812,984
Lineage Cell Therapeutics, Inc. (A)	14,994	37,785
MacroGenics, Inc. (A)	6,706	158,329
Madrigal Pharmaceuticals, Inc. (A)	1,300	107,575
MannKind Corp. (A)	28,149	135,115
MEI Pharma, Inc. (A)	14,075	39,410
MeiraGTx Holdings PLC (A)	3,866	48,364
Mersana Therapeutics, Inc. (A)	8,060	112,276
MiMedx Group, Inc. (A)(C)	12,627	186,375
Moderna, Inc. (A)	28,987	10,919,113
Molecular Templates, Inc. (A)	4,926	32,118
Morphic Holding, Inc. (A)	2,333	147,002
Mustang Bio, Inc. (A)	9,758	29,664
Myriad Genetics, Inc. (A)	8,684	310,714
Neoleukin Therapeutics, Inc. (A)	4,713	38,411
Neurocrine Biosciences, Inc. (A)	25,204	2,399,421
Nkarta, Inc. (A)	1,687	54,558
Nurix Therapeutics, Inc. (A)	3,593	115,659
Ocugen, Inc. (A)(C)	20,997	159,367
Olema Pharmaceuticals, Inc. (A)	1,517	45,389
Oncocyte Corp. (A)	8,800	36,080
Oncorus, Inc. (A)	2,795	28,872
OPKO Health, Inc. (A)(C)	44,746	172,720
Organogenesis Holdings, Inc. (A)	4,377	74,672
ORIC Pharmaceuticals, Inc. (A)	3,512	77,580
Passage Bio, Inc. (A)	4,515	54,270
PDL BioPharma, Inc. (A)(D)	18,396	31,089
PeptiDream, Inc. (A)	10,000	352,372
Pfenex, Inc. (A)(D)	4,823	5,287
PMV Pharmaceuticals, Inc. (A)	3,044	92,385
Poseida Therapeutics, Inc. (A)	3,740	32,314
Praxis Precision Medicines, Inc. (A)	2,940	58,418
Precigen, Inc. (A)	11,089	67,088
Precision BioSciences, Inc. (A)	5,624	70,694
Prelude Therapeutics, Inc. (A)	1,295	46,219
Progenics Pharmaceuticals, Inc. (A)(D)	11,327	484
Prometheus Biosciences, Inc. (A)	1,464	31,944
Protagonist Therapeutics, Inc. (A)	4,662	226,107
Prothena Corp. PLC (A)	3,853	258,613
PTC Therapeutics, Inc. (A)	7,865	343,307
Puma Biotechnology, Inc. (A)	4,114	31,143
Radius Health, Inc. (A)	5,415	75,052
RAPT Therapeutics, Inc. (A)	2,075	67,853
Recursion Pharmaceuticals, Inc., Class A (A)(C)	2,444	61,638
Regeneron Pharmaceuticals, Inc. (A)	9,945	6,696,963
REGENXBIO, Inc. (A)	4,524	146,125
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Relay Therapeutics, Inc. (A)	6,673	$213,736
Replimune Group, Inc. (A)	3,082	97,884
REVOLUTION Medicines, Inc. (A)	6,768	196,881
Rhythm Pharmaceuticals, Inc. (A)	5,222	67,938
Rigel Pharmaceuticals, Inc. (A)	20,050	76,190
Rocket Pharmaceuticals, Inc. (A)	4,576	156,545
Rubius Therapeutics, Inc. (A)	5,158	112,032
Sana Biotechnology, Inc. (A)(C)	3,121	74,873
Sangamo Therapeutics, Inc. (A)	13,530	134,082
Scholar Rock Holding Corp. (A)	3,145	124,322
Seegene, Inc.	4,306	243,878
Selecta Biosciences, Inc. (A)	11,079	48,083
Seres Therapeutics, Inc. (A)	8,207	52,607
Shattuck Labs, Inc. (A)	3,110	65,714
Silverback Therapeutics, Inc. (A)	1,554	34,188
Sorrento Therapeutics, Inc. (A)(C)	30,886	277,974
Spectrum Pharmaceuticals, Inc. (A)	19,373	45,527
Spero Therapeutics, Inc. (A)	3,282	63,179
SpringWorks Therapeutics, Inc. (A)	3,309	248,506
SQZ Biotechnologies Company (A)	2,948	39,208
Stoke Therapeutics, Inc. (A)	2,232	58,434
Sutro Biopharma, Inc. (A)	5,082	110,381
Syndax Pharmaceuticals, Inc. (A)	5,224	91,368
Syros Pharmaceuticals, Inc. (A)	7,707	40,847
Taysha Gene Therapies, Inc. (A)(C)	2,722	54,113
TCR2 Therapeutics, Inc. (A)	3,738	62,686
TG Therapeutics, Inc. (A)	14,500	392,515
Tonix Pharmaceuticals Holding Corp. (A)	44,017	31,072
Translate Bio, Inc. (A)	7,567	283,006
Travere Therapeutics, Inc. (A)	6,690	146,043
Trevena, Inc. (A)	23,181	30,599
Trillium Therapeutics, Inc. (A)(C)	11,335	195,302
Turning Point Therapeutics, Inc. (A)	5,202	400,658
Twist Bioscience Corp. (A)	5,321	602,390
United Therapeutics Corp. (A)	11,941	2,565,882
UroGen Pharma, Ltd. (A)(C)	2,501	44,068
Vanda Pharmaceuticals, Inc. (A)	6,196	103,721
Vaxart, Inc. (A)(C)	13,644	122,114
Vaxcyte, Inc. (A)	4,693	123,097
VBI Vaccines, Inc. (A)(C)	22,204	80,156
Veracyte, Inc. (A)	7,623	366,743
Verastem, Inc. (A)	20,316	53,837
Vericel Corp. (A)	5,253	284,555
Vertex Pharmaceuticals, Inc. (A)	24,590	4,925,131
Viking Therapeutics, Inc. (A)	8,248	54,519
Vir Biotechnology, Inc. (A)	6,787	349,802
Viracta Therapeutics, Inc. (A)	4,588	42,301
VistaGen Therapeutics, Inc. (A)(C)	23,203	70,537
XBiotech, Inc.	1,856	29,640
Xencor, Inc. (A)	6,411	217,141
Y-mAbs Therapeutics, Inc. (A)	4,028	123,982
Zai Lab, Ltd., ADR (A)	8,200	1,184,900
Zentalis Pharmaceuticals, Inc. (A)	3,757	256,190
ZIOPHARM Oncology, Inc. (A)(C)	25,911	42,235
		140,535,897
Health care equipment and supplies – 3.9%
Abbott Laboratories	312,950	39,547,492
ABIOMED, Inc. (A)	7,978	2,903,673
Accuray, Inc. (A)	12,111	49,292
Acutus Medical, Inc. (A)	2,015	25,772
Alcon, Inc.	55,658	4,583,931
Align Technology, Inc. (A)	12,684	8,992,956
Alphatec Holdings, Inc. (A)	7,936	114,913
Ambu A/S, Class B (C)	18,482	584,512
AngioDynamics, Inc. (A)	4,190	118,577

The accompanying notes are an integral part of the financial statements.	86

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Apyx Medical Corp. (A)	3,978	$46,980
Asahi Intecc Company, Ltd.	21,600	653,534
Asensus Surgical, Inc. (A)(C)	27,243	59,935
Aspira Women's Health, Inc. (A)(C)	9,266	35,303
AtriCure, Inc. (A)	5,052	371,928
Atrion Corp.	158	109,661
Avanos Medical, Inc. (A)	5,436	179,388
Axogen, Inc. (A)	4,455	76,002
Axonics, Inc. (A)	4,698	352,256
Baxter International, Inc.	88,567	6,750,577
Becton, Dickinson and Company	51,222	12,892,577
BioLife Solutions, Inc. (A)	2,764	161,307
BioMerieux	4,667	571,594
Boston Scientific Corp. (A)	250,264	11,299,420
Butterfly Network, Inc. (A)	3,830	47,339
Cardiovascular Systems, Inc. (A)	4,487	160,590
Carl Zeiss Meditec AG, Bearer Shares	5,343	1,180,575
Cerus Corp. (A)	19,632	126,626
ClearPoint Neuro, Inc. (A)	2,286	43,137
Cochlear, Ltd.	7,275	1,235,706
Coloplast A/S, B Shares	13,050	2,261,022
CONMED Corp.	3,249	426,724
CryoLife, Inc. (A)	4,345	114,013
CryoPort, Inc. (A)	4,600	292,422
Cutera, Inc. (A)	2,006	99,778
CytoSorbents Corp. (A)	5,546	53,075
Danaher Corp.	111,810	36,244,330
Demant A/S (A)	12,028	682,263
Dentsply Sirona, Inc.	38,452	2,372,488
DexCom, Inc. (A)	17,033	9,017,611
DiaSorin SpA	2,784	635,166
Eargo, Inc. (A)	2,278	45,583
Edwards Lifesciences Corp. (A)	109,488	12,829,804
Envista Holdings Corp. (A)	42,859	1,833,937
Fisher & Paykel Healthcare Corp., Ltd.	86,551	2,019,920
Glaukos Corp. (A)	5,100	304,113
Globus Medical, Inc., Class A (A)	20,686	1,687,978
GN Store Nord A/S	14,196	1,068,602
Haemonetics Corp. (A)	19,265	1,208,879
Hartalega Holdings BHD	190,800	338,613
Heska Corp. (A)	1,076	285,463
Hill-Rom Holdings, Inc.	17,718	2,579,386
Hologic, Inc. (A)	45,130	3,572,040
Hoya Corp.	39,300	6,346,324
ICU Medical, Inc. (A)	5,261	1,048,780
IDEXX Laboratories, Inc. (A)	15,020	10,119,875
Inari Medical, Inc. (A)	3,853	315,407
Inogen, Inc. (A)	2,200	130,218
Integer Holdings Corp. (A)	3,682	363,745
Integra LifeSciences Holdings Corp. (A)	18,933	1,424,330
Intersect ENT, Inc. (A)	3,934	107,044
Intuitive Surgical, Inc. (A)	20,856	21,973,047
Invacare Corp. (A)	4,156	35,160
iRadimed Corp. (A)	834	28,156
iRhythm Technologies, Inc. (A)	3,383	161,707
Koninklijke Philips NV	102,082	4,704,258
Kossan Rubber Industries	144,500	107,774
Lantheus Holdings, Inc. (A)	7,634	201,309
LeMaitre Vascular, Inc.	2,035	115,222
LivaNova PLC (A)	18,965	1,568,216
Masimo Corp. (A)	13,489	3,662,803
Medtronic PLC	236,964	31,629,955
Meridian Bioscience, Inc. (A)	4,861	98,387
Merit Medical Systems, Inc. (A)	5,792	415,692
Mesa Laboratories, Inc.	543	144,938
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care equipment and supplies (continued)
Microport Scientific Corp. (C)	69,000	$427,995
Misonix, Inc. (A)	1,510	38,354
Natus Medical, Inc. (A)	3,800	100,776
Neogen Corp. (A)	40,704	1,782,021
Nevro Corp. (A)	3,891	474,702
NuVasive, Inc. (A)	19,593	1,217,509
Olympus Corp.	123,024	2,585,033
OraSure Technologies, Inc. (A)	8,165	89,407
Ortho Clinical Diagnostics Holdings PLC (A)	9,959	203,562
Orthofix Medical, Inc. (A)	2,169	91,966
OrthoPediatrics Corp. (A)	1,578	110,618
Outset Medical, Inc. (A)	5,199	256,259
PAVmed, Inc. (A)	8,441	61,619
Penumbra, Inc. (A)	9,044	2,486,648
Pulmonx Corp. (A)	2,931	117,797
Pulse Biosciences, Inc. (A)	1,698	43,978
Quidel Corp. (A)	10,322	1,331,022
Quotient, Ltd. (A)	10,716	32,898
ResMed, Inc.	25,630	7,446,284
SeaSpine Holdings Corp. (A)	3,825	64,184
Senseonics Holdings, Inc. (A)(C)	47,080	188,791
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	269,200	442,950
Shockwave Medical, Inc. (A)	3,803	814,641
SI-BONE, Inc. (A)	3,773	92,099
Siemens Healthineers AG (B)	35,600	2,475,870
Sientra, Inc. (A)	7,301	44,390
Silk Road Medical, Inc. (A)	3,875	229,710
Smith & Nephew PLC	109,134	2,089,810
Sonova Holding AG	6,138	2,365,392
Sri Trang Gloves Thailand PCL	82,800	95,052
Sri Trang Gloves Thailand PCL, NVDR (C)	37,400	42,932
STAAR Surgical Company (A)	17,801	2,749,720
Stereotaxis, Inc. (A)	6,130	43,278
STERIS PLC	17,197	3,697,527
Straumann Holding AG	1,151	2,224,009
Stryker Corp.	57,730	15,996,983
Supermax Corp. BHD	169,988	134,834
Surmodics, Inc. (A)	1,563	93,889
Sysmex Corp.	17,600	2,000,175
Tactile Systems Technology, Inc. (A)	2,204	98,034
Teleflex, Inc.	8,231	3,255,031
Terumo Corp.	68,146	2,843,782
The Cooper Companies, Inc.	8,674	3,909,459
Top Glove Corp. BHD	591,800	569,396
TransMedics Group, Inc. (A)	2,991	97,746
Treace Medical Concepts, Inc. (A)	1,343	33,911
Utah Medical Products, Inc.	463	41,022
Vapotherm, Inc. (A)	2,677	74,019
Varex Imaging Corp. (A)	4,356	127,065
Venus MedTech Hangzhou, Inc., H Shares (A)(B)	23,000	108,865
ViewRay, Inc. (A)	15,750	95,130
West Pharmaceutical Services, Inc.	13,003	5,872,415
Zimmer Biomet Holdings, Inc.	36,720	5,524,524
Zynex, Inc. (A)	2,577	34,558
		335,420,751
Health care providers and services – 2.5%
1Life Healthcare, Inc. (A)	13,215	323,900
Acadia Healthcare Company, Inc. (A)	23,923	1,581,789
Accolade, Inc. (A)	5,714	270,729
AdaptHealth Corp. (A)	8,917	214,365
Addus HomeCare Corp. (A)	1,761	158,349

The accompanying notes are an integral part of the financial statements.	87

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Agiliti, Inc. (A)	2,665	$56,844
Alignment Healthcare, Inc. (A)(C)	3,078	54,388
Amedisys, Inc. (A)	8,683	1,592,896
AmerisourceBergen Corp.	26,048	3,183,326
AMN Healthcare Services, Inc. (A)	5,294	600,975
Amplifon SpA	13,808	722,260
Anthem, Inc.	43,124	16,177,106
Apollo Medical Holdings, Inc. (A)	4,100	311,231
Apria, Inc. (A)	898	32,032
Aveanna Healthcare Holdings, Inc. (A)	4,606	43,481
Bangkok Dusit Medical Services PCL, NVDR	1,140,900	827,599
Brookdale Senior Living, Inc. (A)	21,152	154,410
Bumrungrad Hospital PCL, NVDR (C)	55,900	230,408
Cardinal Health, Inc.	51,103	2,682,396
Castle Biosciences, Inc. (A)	2,403	184,382
Celltrion Healthcare Company, Ltd. (A)	9,781	1,040,017
Centene Corp. (A)	102,637	6,464,078
Chemed Corp.	4,252	2,026,928
Cigna Corp.	60,438	12,791,703
Community Health Systems, Inc. (A)	14,050	172,956
CorVel Corp. (A)	983	162,008
Covetrus, Inc. (A)	11,780	266,110
Cross Country Healthcare, Inc. (A)	4,273	92,938
CVS Health Corp.	231,886	20,032,632
DaVita, Inc. (A)	12,345	1,614,356
Encompass Health Corp.	26,535	2,081,671
Fresenius Medical Care AG & Company KGaA	27,257	2,095,789
Fresenius SE & Company KGaA	55,740	2,898,103
Fulgent Genetics, Inc. (A)(C)	2,296	209,487
Hanger, Inc. (A)	4,284	102,302
Hapvida Participacoes e Investimentos SA (B)	123,100	350,436
HCA Healthcare, Inc.	46,288	11,709,938
HealthEquity, Inc. (A)	31,441	2,017,569
Henry Schein, Inc. (A)	24,781	1,873,196
Humana, Inc.	22,723	9,212,359
IHH Healthcare BHD	195,009	300,020
InfuSystem Holdings, Inc. (A)	2,371	33,787
Innovage Holding Corp. (A)	2,293	34,464
Jinxin Fertility Group, Ltd. (A)(B)	136,000	216,109
Laboratory Corp. of America Holdings (A)	17,198	5,217,529
LHC Group, Inc. (A)	11,869	2,216,654
Magellan Health, Inc. (A)	2,645	250,270
McKesson Corp.	27,861	5,687,545
Medipal Holdings Corp.	19,200	367,029
MEDNAX, Inc. (A)	8,624	276,917
ModivCare, Inc. (A)	1,400	276,164
Molina Healthcare, Inc. (A)	15,568	4,184,211
National HealthCare Corp.	1,333	98,442
National Research Corp.	1,526	82,404
NMC Health PLC (A)	8,800	1,804
Notre Dame Intermedica Participacoes SA	57,400	887,398
Option Care Health, Inc. (A)	47,422	1,268,539
Orpea SA	5,778	728,369
Owens & Minor, Inc.	8,161	304,242
Patterson Companies, Inc.	32,801	1,005,023
PetIQ, Inc. (A)	3,035	78,758
Ping An Healthcare and Technology Company, Ltd. (A)(B)(C)	49,600	366,571
Privia Health Group, Inc. (A)	2,248	67,013
Progyny, Inc. (A)	17,044	952,248
Quest Diagnostics, Inc.	23,009	3,516,465
R1 RCM, Inc. (A)	51,739	1,020,293
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
RadNet, Inc. (A)	5,083	$159,657
Ramsay Health Care, Ltd.	20,325	1,020,575
Rede D'Or Sao Luiz SA (B)	26,100	347,374
Ryman Healthcare, Ltd.	65,110	711,036
Select Medical Holdings Corp.	12,438	429,982
Shanghai Pharmaceuticals Holding Company, Ltd., H Shares	86,900	172,395
Sinopharm Group Company, Ltd., H Shares	149,100	383,710
Sonic Healthcare, Ltd.	50,422	1,596,323
Surgery Partners, Inc. (A)	3,608	177,514
Tenet Healthcare Corp. (A)	40,428	3,046,250
The Ensign Group, Inc.	5,913	482,915
The Joint Corp. (A)	1,548	158,159
The Pennant Group, Inc. (A)	2,982	91,160
Tivity Health, Inc. (A)	5,037	117,110
Triple-S Management Corp. (A)	2,518	89,389
UnitedHealth Group, Inc.	166,214	69,189,902
Universal Health Services, Inc., Class B	13,733	2,139,052
US Physical Therapy, Inc.	1,448	169,995
Viemed Healthcare, Inc. (A)	4,736	30,358
		216,568,566
Health care technology – 0.1%
Alibaba Health Information Technology, Ltd. (A)	437,100	721,468
Allscripts Healthcare Solutions, Inc. (A)	15,832	243,180
American Well Corp., Class A (A)	22,063	236,295
Castlight Health, Inc., B Shares (A)	16,141	29,215
Cerner Corp.	53,071	4,051,971
Computer Programs & Systems, Inc. (A)	1,694	60,256
Evolent Health, Inc., Class A (A)	8,826	216,767
Health Catalyst, Inc. (A)	5,050	275,781
HealthStream, Inc. (A)	2,856	86,794
Icad, Inc. (A)	2,887	34,817
Inovalon Holdings, Inc., Class A (A)	8,508	347,552
Inspire Medical Systems, Inc. (A)	3,032	677,834
M3, Inc.	46,500	3,118,637
Multiplan Corp. (A)(C)	45,130	270,780
NextGen Healthcare, Inc. (A)	6,445	98,351
Omnicell, Inc. (A)	4,833	750,420
OptimizeRx Corp. (A)	1,901	125,808
Phreesia, Inc. (A)	4,319	309,024
Schrodinger, Inc. (A)	5,125	305,911
Simulations Plus, Inc.	1,777	78,721
Tabula Rasa HealthCare, Inc. (A)	2,616	81,907
Vocera Communications, Inc. (A)	3,812	184,844
		12,306,333
Life sciences tools and services – 1.1%
Agilent Technologies, Inc.	34,774	6,101,794
Berkeley Lights, Inc. (A)	5,467	194,407
Bionano Genomics, Inc. (A)(C)	32,137	187,359
Bio-Rad Laboratories, Inc., Class A (A)	2,470	1,987,905
Charles River Laboratories International, Inc. (A)	5,759	2,556,190
ChromaDex Corp. (A)	5,819	49,636
Codexis, Inc. (A)	6,899	186,411
Eurofins Scientific SE	15,095	2,141,845
Fluidigm Corp. (A)	9,138	65,885
Genscript Biotech Corp. (A)	123,400	586,674
Hangzhou Tigermed Consulting Company, Ltd., H Shares (B)	13,500	239,527
Harvard Bioscience, Inc. (A)	4,767	39,375
Illumina, Inc. (A)	16,731	7,648,744
Inotiv, Inc. (A)	1,544	40,190
IQVIA Holdings, Inc. (A)	21,964	5,704,710

The accompanying notes are an integral part of the financial statements.	88

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Life sciences tools and services (continued)
Lonza Group AG	8,268	$6,992,464
Medpace Holdings, Inc. (A)	10,631	1,938,563
Mettler-Toledo International, Inc. (A)	2,667	4,141,398
NanoString Technologies, Inc. (A)	5,138	299,032
NeoGenomics, Inc. (A)	12,796	622,142
Pacific Biosciences of California, Inc. (A)	21,917	686,221
PerkinElmer, Inc.	12,845	2,373,756
Personalis, Inc. (A)	4,177	88,469
Pharmaron Beijing Company, Ltd., H Shares (B)	14,500	321,714
QIAGEN NV (A)	30,519	1,688,369
Quanterix Corp. (A)	3,537	180,564
Repligen Corp. (A)	13,611	3,851,641
Samsung Biologics Company, Ltd. (A)(B)	1,936	1,609,232
Sartorius Stedim Biotech	3,126	1,896,134
Seer, Inc. (A)(C)	1,809	72,324
Syneos Health, Inc. (A)	26,993	2,504,411
Thermo Fisher Scientific, Inc.	45,040	24,994,948
Waters Corp. (A)	7,071	2,927,535
WuXi AppTec Company, Ltd., H Shares (B)	36,546	728,838
Wuxi Biologics Cayman, Inc. (A)(B)	366,100	5,667,943
		91,316,350
Pharmaceuticals – 3.8%
9 Meters Biopharma, Inc. (A)	26,915	34,990
Aclaris Therapeutics, Inc. (A)	4,969	80,547
Aerie Pharmaceuticals, Inc. (A)	4,986	74,341
Amneal Pharmaceuticals, Inc. (A)	11,920	67,229
Amphastar Pharmaceuticals, Inc. (A)	4,280	84,145
Ampio Pharmaceuticals, Inc. (A)(C)	23,408	38,389
ANI Pharmaceuticals, Inc. (A)	1,248	37,852
Antares Pharma, Inc. (A)	19,522	76,917
Arvinas, Inc. (A)	4,934	425,360
Aspen Pharmacare Holdings, Ltd. (A)	42,990	579,671
Astellas Pharma, Inc.	196,400	3,309,322
AstraZeneca PLC	161,279	18,860,518
Atea Pharmaceuticals, Inc. (A)(C)	7,328	217,788
Athira Pharma, Inc. (A)	4,138	43,821
Axsome Therapeutics, Inc. (A)	3,240	83,203
Bausch Health Companies, Inc. (A)	32,330	941,981
Bayer AG	130,475	7,258,436
BioDelivery Sciences International, Inc. (A)	11,937	46,077
Bristol-Myers Squibb Company	222,374	14,867,926
Canopy Growth Corp. (A)	24,065	414,101
CanSino Biologics, Inc., H Shares (A)(B)(C)	8,600	339,864
Cara Therapeutics, Inc. (A)	5,190	81,898
Cassava Sciences, Inc. (A)(C)	4,318	245,478
Catalent, Inc. (A)	16,956	2,211,741
Celltrion Pharm, Inc. (A)	1,898	282,260
China Medical System Holdings, Ltd.	147,500	289,507
China Resources Pharmaceutical Group, Ltd. (B)	183,500	95,431
China Traditional Chinese Medicine Holdings Company, Ltd. (A)	302,400	143,934
Chugai Pharmaceutical Company, Ltd.	70,700	2,762,456
Citius Pharmaceuticals, Inc. (A)(C)	14,106	31,739
Collegium Pharmaceutical, Inc. (A)	4,083	83,824
Corcept Therapeutics, Inc. (A)	10,965	233,335
CorMedix, Inc. (A)	4,770	30,814
CSPC Pharmaceutical Group, Ltd.	975,792	1,237,891
Cymabay Therapeutics, Inc. (A)	9,067	35,905
Daiichi Sankyo Company, Ltd.	179,400	4,261,184
Durect Corp. (A)	31,155	43,305
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Eisai Company, Ltd.	25,054	$2,066,197
Elanco Animal Health, Inc. (A)(D)	6,772	0
Eli Lilly & Company	79,236	20,465,866
Endo International PLC (A)	26,157	59,900
Esperion Therapeutics, Inc. (A)(C)	3,231	42,068
Evolus, Inc. (A)	3,936	41,722
EyePoint Pharmaceuticals, Inc. (A)	2,823	30,884
Fulcrum Therapeutics, Inc. (A)	2,663	79,091
GlaxoSmithKline PLC	619,585	12,463,327
Hanmi Pharm Company, Ltd.	784	208,683
Hansoh Pharmaceutical Group Company, Ltd. (B)	128,000	348,996
Harmony Biosciences Holdings, Inc. (A)	2,614	88,588
Hikma Pharmaceuticals PLC	21,569	752,860
Hisamitsu Pharmaceutical Company, Inc.	5,300	212,387
Hutchmed China, Ltd., ADR (A)	9,300	375,348
Hypera SA	42,179	290,150
Innoviva, Inc. (A)	7,195	109,796
Intra-Cellular Therapies, Inc. (A)	8,015	266,098
Ipsen SA	4,262	426,308
Jazz Pharmaceuticals PLC (A)	16,020	2,109,994
Johnson & Johnson	262,139	45,384,125
Kalbe Farma Tbk PT	2,501,410	235,764
KemPharm, Inc. (A)	3,642	33,871
Kyowa Kirin Company, Ltd.	28,428	930,186
Marinus Pharmaceuticals, Inc. (A)	4,466	55,200
Merck & Company, Inc.	252,051	19,228,971
Merck KGaA	17,193	4,085,000
Mind Medicine MindMed, Inc. (A)	36,684	106,017
Nektar Therapeutics (A)	48,600	752,328
NGM Biopharmaceuticals, Inc. (A)	3,626	79,156
Nippon Shinyaku Company, Ltd.	5,100	413,962
Novartis AG	246,821	22,828,688
Novo Nordisk A/S, B Shares	190,987	19,119,687
Nuvation Bio, Inc. (A)	4,460	41,166
Ocular Therapeutix, Inc. (A)	8,869	93,657
Omeros Corp. (A)(C)	6,968	113,578
Oneness Biotech Company, Ltd. (A)	25,000	173,734
Ono Pharmaceutical Company, Ltd.	39,100	938,808
Oramed Pharmaceuticals, Inc. (A)(C)	3,247	63,901
Organon & Company	25,188	853,621
Orion OYJ, Class B	14,169	577,955
Otsuka Holdings Company, Ltd.	41,300	1,757,502
Pacira BioSciences, Inc. (A)	4,923	291,885
Paratek Pharmaceuticals, Inc. (A)	5,903	32,821
Perrigo Company PLC	13,294	544,389
Pfizer, Inc.	557,216	25,670,941
Phathom Pharmaceuticals, Inc. (A)	2,398	85,345
Phibro Animal Health Corp., Class A	2,428	58,976
Pliant Therapeutics, Inc. (A)(C)	2,891	52,732
Prestige Consumer Healthcare, Inc. (A)	5,570	319,662
Provention Bio, Inc. (A)	7,166	48,084
Reata Pharmaceuticals, Inc., Class A (A)	3,105	330,714
Recordati Industria Chimica e Farmaceutica SpA	11,384	747,028
Relmada Therapeutics, Inc. (A)	1,865	44,592
Revance Therapeutics, Inc. (A)	7,979	213,678
Richter Gedeon NYRT	18,938	567,630
Roche Holding AG	78,181	31,393,963
Roche Holding AG, Bearer Shares	3,447	1,543,052
Sanofi	128,833	13,352,073
Santen Pharmaceutical Company, Ltd.	37,400	559,227
Shanghai Fosun Pharmaceutical Group Company, Ltd., H Shares	54,500	349,624
Shin Poong Pharmaceutical Company, Ltd.	3,738	227,086

The accompanying notes are an integral part of the financial statements.	89

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Shionogi & Company, Ltd.	28,063	$1,763,218
SIGA Technologies, Inc. (A)	5,890	38,462
Sino Biopharmaceutical, Ltd.	1,123,525	939,690
SK Biopharmaceuticals Company, Ltd. (A)	3,202	345,831
SSY Group, Ltd.	147,300	91,396
Sumitomo Dainippon Pharma Company, Ltd.	19,000	341,052
Supernus Pharmaceuticals, Inc. (A)	5,555	152,929
Taisho Pharmaceutical Holdings Company, Ltd.	3,600	209,978
Takeda Pharmaceutical Company, Ltd.	166,128	5,529,653
Tarsus Pharmaceuticals, Inc. (A)	1,091	28,912
Teva Pharmaceutical Industries, Ltd., ADR (A)	93,336	879,225
TherapeuticsMD, Inc. (A)	47,913	38,091
Theravance Biopharma, Inc. (A)	6,253	51,900
UCB SA	18,484	2,114,735
Viatris, Inc.	120,314	1,760,194
Vifor Pharma AG	5,404	769,453
WaVe Life Sciences, Ltd. (A)	5,270	33,359
Yuhan Corp.	5,789	311,524
Zoetis, Inc.	47,260	9,667,506
Zogenix, Inc. (A)	6,592	97,628
		319,856,558
		1,116,004,455
Industrials – 9.7%
Aerospace and defense – 0.9%
AAR Corp. (A)	3,785	128,122
Aerojet Rocketdyne Holdings, Inc.	8,334	346,028
AeroVironment, Inc. (A)	2,517	257,640
Airbus SE (A)	66,900	9,151,663
Aselsan Elektronik Sanayi Ve Ticaret AS	64,740	123,807
Astronics Corp. (A)	3,157	42,178
AviChina Industry & Technology Company, Ltd., H Shares	270,300	226,175
Axon Enterprise, Inc. (A)	17,243	3,135,984
BAE Systems PLC	400,615	3,129,851
Byrna Technologies, Inc. (A)	1,272	37,244
CAE, Inc. (A)	30,309	875,169
Curtiss-Wright Corp.	10,913	1,328,985
Dassault Aviation SA	286	322,883
Ducommun, Inc. (A)	1,255	66,139
General Dynamics Corp.	16,996	3,404,469
Hexcel Corp. (A)	22,332	1,266,448
Howmet Aerospace, Inc.	29,022	921,449
Huntington Ingalls Industries, Inc.	2,987	609,856
Kaman Corp.	3,080	120,366
Korea Aerospace Industries, Ltd.	8,714	246,208
Kratos Defense & Security Solutions, Inc. (A)	13,778	340,592
L3Harris Technologies, Inc.	15,220	3,546,412
Lockheed Martin Corp.	18,159	6,533,608
Maxar Technologies, Inc.	8,085	257,022
Mercury Systems, Inc. (A)	14,971	754,239
Moog, Inc., Class A	3,224	256,115
MTU Aero Engines AG	7,126	1,635,395
National Presto Industries, Inc.	583	48,704
Northrop Grumman Corp.	11,114	4,086,618
PAE, Inc. (A)	8,346	55,835
Park Aerospace Corp.	2,528	36,858
Parsons Corp. (A)	2,939	104,129
Raytheon Technologies Corp.	112,491	9,534,737
Rolls-Royce Holdings PLC (A)	1,029,037	1,622,814
Safran SA	38,944	4,885,353
Singapore Technologies Engineering, Ltd.	93,500	261,837
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Aerospace and defense (continued)
Teledyne Technologies, Inc. (A)	3,448	$1,597,734
Textron, Inc.	16,758	1,217,804
Thales SA	12,112	1,230,186
The Boeing Company (A)	40,815	8,958,893
TransDigm Group, Inc. (A)	4,075	2,475,440
Triumph Group, Inc. (A)	5,862	108,213
Vectrus, Inc. (A)	1,392	70,032
		75,359,234
Air freight and logistics – 0.6%
Air Transport Services Group, Inc. (A)	6,730	184,335
Atlas Air Worldwide Holdings, Inc. (A)	3,233	236,559
CH Robinson Worldwide, Inc.	13,995	1,260,390
Deutsche Post AG	131,680	9,258,300
DSV Panalpina A/S	22,988	5,855,545
Echo Global Logistics, Inc. (A)	3,040	99,955
Expeditors International of Washington, Inc.	17,773	2,215,227
FedEx Corp.	25,689	6,825,310
Forward Air Corp.	3,073	270,946
GXO Logistics, Inc. (A)	27,099	2,216,427
Hub Group, Inc., Class A (A)	3,732	261,986
Hyundai Glovis Company, Ltd.	2,243	374,178
InPost SA (A)	22,297	435,979
Radiant Logistics, Inc. (A)	5,347	36,627
SG Holdings Company, Ltd.	33,500	909,442
United Parcel Service, Inc., Class B	76,118	14,890,964
Yamato Holdings Company, Ltd.	30,800	783,042
ZTO Express Cayman, Inc., ADR	47,900	1,351,259
		47,466,471
Airlines – 0.2%
Air Canada (A)	18,371	356,892
Air China, Ltd., H Shares (A)	192,966	129,416
Alaska Air Group, Inc. (A)	13,100	751,154
Allegiant Travel Company (A)	1,703	327,725
American Airlines Group, Inc. (A)(C)	67,494	1,345,830
ANA Holdings, Inc. (A)	16,400	388,756
China Southern Airlines Company, Ltd., H Shares (A)(C)	186,900	108,703
Delta Air Lines, Inc. (A)	67,312	2,722,097
Deutsche Lufthansa AG (A)(C)	38,990	390,610
Frontier Group Holdings, Inc. (A)	4,018	61,596
Hawaiian Holdings, Inc. (A)	5,887	119,035
Japan Airlines Company, Ltd. (A)	15,000	319,570
JetBlue Airways Corp. (A)	84,408	1,277,093
Korean Air Lines Company, Ltd. (A)	18,462	497,355
Mesa Air Group, Inc. (A)	4,401	35,120
Qantas Airways, Ltd. (A)	105,043	388,943
Singapore Airlines, Ltd. (A)	80,740	302,681
SkyWest, Inc. (A)	5,584	260,494
Southwest Airlines Company (A)	62,234	3,098,009
Spirit Airlines, Inc. (A)	11,029	270,541
Sun Country Airlines Holdings, Inc. (A)	1,952	63,225
United Airlines Holdings, Inc. (A)	34,051	1,583,712
		14,798,557
Building products – 0.8%
A.O. Smith Corp.	16,064	1,168,174
AAON, Inc.	4,714	321,071
AGC, Inc.	20,484	989,553
Allegion PLC	10,749	1,547,749
American Woodmark Corp. (A)	1,950	137,397
Apogee Enterprises, Inc.	2,873	123,482
Assa Abloy AB, B Shares	117,533	3,761,137
Builders FirstSource, Inc. (A)	55,217	2,942,514
Caesarstone, Ltd.	3,053	39,689

The accompanying notes are an integral part of the financial statements.	90

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Carlisle Companies, Inc.	13,913	$2,932,026
Carrier Global Corp.	97,585	5,620,896
China Lesso Group Holdings, Ltd.	118,000	252,561
Cie de Saint-Gobain	57,599	4,175,521
Cornerstone Building Brands, Inc. (A)	6,245	103,792
CSW Industrials, Inc.	1,513	200,911
Daikin Industries, Ltd.	26,300	6,563,074
Fortune Brands Home & Security, Inc.	16,537	1,610,208
Geberit AG	4,066	3,395,539
Gibraltar Industries, Inc. (A)	3,677	274,525
Griffon Corp.	5,275	127,655
Insteel Industries, Inc.	2,160	79,920
JELD-WEN Holding, Inc. (A)	9,526	262,346
Johnson Controls International PLC	85,622	6,404,526
Kingspan Group PLC	17,757	2,027,762
Lennox International, Inc.	9,164	3,071,590
Lixil Corp.	28,100	817,758
Masco Corp.	30,317	1,840,848
Masonite International Corp. (A)	2,764	330,796
Nibe Industrier AB, B Shares	167,341	2,332,443
Owens Corning	27,847	2,660,781
PGT Innovations, Inc. (A)	6,699	142,220
Quanex Building Products Corp.	3,913	92,190
Resideo Technologies, Inc. (A)	16,333	526,576
Rockwool International A/S, B Shares	947	500,997
Simpson Manufacturing Company, Inc.	16,412	1,857,018
TOTO, Ltd.	14,900	810,921
Trane Technologies PLC	28,569	5,670,947
Trex Company, Inc. (A)	30,752	3,375,340
UFP Industries, Inc.	6,750	506,790
View, Inc. (A)(C)	10,370	51,954
Xinyi Glass Holdings, Ltd.	132,000	554,695
		70,205,892
Commercial services and supplies – 0.6%
ABM Industries, Inc.	7,610	376,847
ACCO Brands Corp.	11,082	103,838
A-Living Smart City Services Company, Ltd. (B)	60,750	241,441
Brady Corp., Class A	5,257	280,356
Brambles, Ltd.	163,439	1,444,684
BrightView Holdings, Inc. (A)	4,699	72,036
Casella Waste Systems, Inc., Class A (A)	5,532	409,313
CECO Environmental Corp. (A)	4,376	33,039
China Everbright Environment Group, Ltd.	417,500	288,645
CIFI Ever Sunshine Services Group, Ltd.	80,000	165,260
Cimpress PLC (A)	2,005	190,435
Cintas Corp.	12,876	5,095,935
Clean Harbors, Inc. (A)	13,382	1,373,261
Copart, Inc. (A)	30,378	4,384,153
CoreCivic, Inc. (A)	13,579	131,988
Country Garden Services Holdings Company, Ltd.	159,400	1,216,335
Covanta Holding Corp.	13,488	270,434
Dai Nippon Printing Company, Ltd.	24,100	572,610
Deluxe Corp.	4,767	182,814
Ennis, Inc.	3,089	59,957
GFL Environmental, Inc. (C)	16,571	583,824
Greentown Service Group Company, Ltd.	155,000	165,755
Harsco Corp. (A)	8,956	163,357
Healthcare Services Group, Inc.	28,434	743,833
Heritage-Crystal Clean, Inc. (A)	2,025	59,819
Herman Miller, Inc.	24,117	1,013,638
HNI Corp.	4,927	186,684
IAA, Inc. (A)	35,923	1,908,230
Interface, Inc.	6,646	95,569
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Commercial services and supplies (continued)
KAR Auction Services, Inc. (A)	47,297	$799,792
Kimball International, Inc., Class B	4,764	59,407
Matthews International Corp., Class A	3,497	129,494
Montrose Environmental Group, Inc. (A)	2,581	129,050
MSA Safety, Inc.	9,710	1,581,176
Pitney Bowes, Inc.	19,955	149,064
Rentokil Initial PLC	229,732	1,835,216
Republic Services, Inc.	30,725	3,813,894
Ritchie Bros Auctioneers, Inc.	11,746	735,958
Rollins, Inc.	32,315	1,257,700
RR Donnelley & Sons Company (A)	8,643	42,437
S-1 Corp.	1,847	130,756
Secom Company, Ltd.	22,094	1,675,448
Securitas AB, B Shares	36,774	611,742
Sohgo Security Services Company, Ltd.	7,300	330,701
SP Plus Corp. (A)	2,739	88,716
Steelcase, Inc., Class A	10,107	142,408
Stericycle, Inc. (A)	24,462	1,702,555
Tetra Tech, Inc.	20,489	2,947,138
The Brink's Company	18,765	1,466,672
TOPPAN, Inc.	28,200	484,110
UniFirst Corp.	1,686	386,212
US Ecology, Inc. (A)	3,665	131,390
Viad Corp. (A)	2,333	100,762
VSE Corp.	1,255	62,737
Waste Management, Inc.	56,668	8,789,773
		51,398,398
Construction and engineering – 0.4%
ACS Actividades de Construccion y Servicios SA	23,169	625,475
AECOM (A)	39,025	2,558,479
Ameresco, Inc., Class A (A)	3,463	239,466
API Group Corp. (A)(B)	20,458	474,421
Arcosa, Inc.	5,433	276,105
Argan, Inc.	1,746	80,840
Bouygues SA	25,848	1,082,352
China Communications Services Corp., Ltd., H Shares	273,200	145,178
China Conch Venture Holdings, Ltd.	177,400	726,067
China Railway Group, Ltd., H Shares	433,200	207,470
China State Construction International Holdings, Ltd.	223,900	181,068
Comfort Systems USA, Inc.	4,024	305,744
Concrete Pumping Holdings, Inc. (A)	3,584	29,783
Construction Partners, Inc., Class A (A)	3,264	109,246
Dycom Industries, Inc. (A)	11,586	872,773
Eiffage SA	9,468	985,134
EMCOR Group, Inc.	20,597	2,502,536
Ferrovial SA	44,472	1,287,887
Fluor Corp. (A)	49,621	826,686
Granite Construction, Inc.	5,150	208,781
Great Lakes Dredge & Dock Corp. (A)	7,363	111,255
GS Engineering & Construction Corp.	7,861	302,551
Hyundai Engineering & Construction Company, Ltd.	9,399	448,671
IES Holdings, Inc. (A)	1,029	50,318
Infrastructure and Energy Alternatives, Inc. (A)	2,668	34,230
Kajima Corp.	48,300	624,048
MasTec, Inc. (A)	15,055	1,376,629
Matrix Service Company (A)	3,423	38,611
MYR Group, Inc. (A)	1,856	193,043
Northwest Pipe Company (A)	1,333	34,551
NV5 Global, Inc. (A)	1,456	153,826
Obayashi Corp.	71,400	587,506

The accompanying notes are an integral part of the financial statements.	91

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Construction and engineering (continued)
Primoris Services Corp.	6,032	$155,022
Quanta Services, Inc.	37,599	3,838,858
Samsung Engineering Company, Ltd. (A)	18,667	358,663
Shimizu Corp.	59,500	426,970
Skanska AB, B Shares	40,187	1,158,512
Sterling Construction Company, Inc. (A)	3,328	76,744
Taisei Corp.	20,400	638,226
Tutor Perini Corp. (A)	4,710	67,918
Valmont Industries, Inc.	5,664	1,409,543
Vinci SA	60,431	6,483,731
WillScot Mobile Mini Holdings Corp. (A)	21,117	625,063
WSP Global, Inc.	12,139	1,584,954
		34,504,934
Electrical equipment – 0.9%
ABB, Ltd.	192,696	7,128,718
Acuity Brands, Inc.	9,518	1,756,357
Allied Motion Technologies, Inc.	1,518	52,462
American Superconductor Corp. (A)	3,511	52,314
AMETEK, Inc.	21,407	2,910,710
Array Technologies, Inc. (A)	14,458	275,714
Atkore, Inc. (A)	5,289	490,661
AZZ, Inc.	2,749	147,209
Babcock & Wilcox Enterprises, Inc. (A)	6,780	49,494
Ballard Power Systems, Inc. (A)	25,291	426,177
Beam Global (A)(C)	1,182	36,807
Bloom Energy Corp., Class A (A)	15,741	337,172
Doosan Heavy Industries & Construction Company, Ltd. (A)	24,809	446,060
Eaton Corp. PLC	36,943	6,219,723
Emerson Electric Company	55,596	5,865,378
Encore Wire Corp.	2,265	192,548
EnerSys	16,202	1,370,527
Eos Energy Enterprises, Inc. (A)	2,326	30,052
FuelCell Energy, Inc. (A)	36,885	230,162
Fuji Electric Company, Ltd.	13,500	584,027
Generac Holdings, Inc. (A)	5,836	2,550,215
GrafTech International, Ltd.	19,089	211,315
Hubbell, Inc.	14,479	2,984,267
Legrand SA	30,265	3,472,433
Mitsubishi Electric Corp.	193,118	2,640,136
Nidec Corp.	47,200	5,391,594
nVent Electric PLC	44,699	1,535,858
Powell Industries, Inc.	1,311	33,168
Preformed Line Products Company	418	29,310
Prysmian SpA	28,164	1,060,373
Regal Beloit Corp.	10,831	1,618,368
Rockwell Automation, Inc.	10,761	3,502,167
Schneider Electric SE	59,765	10,678,002
Schneider Electric SE (Euronext London Exchange)	1,474	262,352
Siemens Energy AG (A)	53,080	1,540,456
Siemens Gamesa Renewable Energy SA (A)	22,065	654,259
Stem, Inc. (A)	7,063	176,504
Sunrun, Inc. (A)	42,947	1,900,405
Thermon Group Holdings, Inc. (A)	4,006	66,900
TPI Composites, Inc. (A)	4,059	147,382
Vestas Wind Systems A/S	112,115	4,523,932
Vicor Corp. (A)	2,376	293,127
WEG SA	185,796	1,277,734
Xinjiang Goldwind Science & Technology Company, Ltd., H Shares (C)	84,800	162,569
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electrical equipment (continued)
Zhuzhou CRRC Times Electric Company, Ltd., H Shares (A)	59,600	$358,204
		75,673,302
Industrial conglomerates – 0.9%
3M Company	51,920	10,110,901
Aboitiz Equity Ventures, Inc.	214,060	184,606
Ayala Corp.	30,845	490,334
CITIC, Ltd.	646,333	803,025
CJ Corp.	1,788	156,179
CK Hutchison Holdings, Ltd.	199,472	1,454,171
DCC PLC	12,357	1,050,396
Far Eastern New Century Corp.	315,133	341,180
Fosun International, Ltd.	279,500	353,538
General Electric Company	98,285	10,360,222
Grupo Carso SAB de CV, Series A1	61,200	209,099
GT Capital Holdings, Inc.	10,638	115,314
HAP Seng Consolidated BHD	69,900	142,896
Hitachi, Ltd.	102,300	5,653,763
Honeywell International, Inc.	62,210	14,427,121
Investment AB Latour, B Shares	17,315	603,292
Jardine Matheson Holdings, Ltd.	15,632	847,713
JG Summit Holdings, Inc.	327,965	427,982
Keppel Corp., Ltd.	90,531	349,002
KOC Holding AS	72,486	200,773
LG Corp.	10,240	839,906
LX Holdings Corp. (A)	1,741	14,781
Melrose Industries PLC	541,050	1,249,328
Raven Industries, Inc. (A)	4,011	234,042
Roper Technologies, Inc.	9,426	4,555,397
Samsung C&T Corp.	9,959	1,139,244
Siemens AG	101,727	16,875,979
Sime Darby BHD	313,500	177,825
SK, Inc.	3,729	844,850
SM Investments Corp.	26,245	530,516
Smiths Group PLC	50,392	1,000,129
The Bidvest Group, Ltd.	31,403	442,787
Toshiba Corp.	43,300	1,878,126
Turkiye Sise ve Cam Fabrikalari AS	131,245	140,515
		78,204,932
Machinery – 1.8%
AGCO Corp.	16,471	2,266,739
AgEagle Aerial Systems, Inc. (A)	8,892	31,478
Airtac International Group	14,000	426,151
Alamo Group, Inc.	1,098	170,201
Albany International Corp., Class A	3,403	266,557
Alfa Laval AB	37,066	1,505,069
Alstom SA	31,565	1,357,079
Altra Industrial Motion Corp.	7,340	429,830
Astec Industries, Inc.	2,570	157,130
Atlas Copco AB, A Shares	78,617	5,404,705
Atlas Copco AB, B Shares	45,964	2,661,822
Barnes Group, Inc.	5,303	252,794
Blue Bird Corp. (A)	2,013	43,581
Caterpillar, Inc.	35,225	7,427,896
Chart Industries, Inc. (A)	4,111	774,430
CIRCOR International, Inc. (A)	2,188	78,221
CNH Industrial NV	114,431	1,891,640
Colfax Corp. (A)	31,448	1,514,850
Columbus McKinnon Corp.	3,143	144,735
Commercial Vehicle Group, Inc. (A)	4,028	42,334
Crane Company	13,235	1,346,926
Cummins, Inc.	9,402	2,218,684
Daewoo Shipbuilding & Marine Engineering Company, Ltd. (A)	4,379	105,582
Daifuku Company, Ltd.	10,600	935,566

The accompanying notes are an integral part of the financial statements.	92

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Deere & Company	20,059	$7,582,904
Desktop Metal, Inc., Class A (A)(C)	9,629	79,921
Donaldson Company, Inc.	33,621	2,277,823
Doosan Bobcat, Inc. (A)	6,044	225,214
Douglas Dynamics, Inc.	2,622	104,198
Dover Corp.	9,255	1,613,702
Energy Recovery, Inc. (A)	4,834	98,759
Enerpac Tool Group Corp.	6,807	171,264
EnPro Industries, Inc.	2,300	196,673
Epiroc AB, A Shares	77,368	1,697,759
Epiroc AB, B Shares	45,678	868,105
ESCO Technologies, Inc.	2,854	257,202
Evoqua Water Technologies Corp. (A)	13,053	508,023
FANUC Corp.	20,300	4,422,578
Federal Signal Corp.	6,744	274,009
Flowserve Corp.	34,739	1,350,305
Fortive Corp.	21,769	1,608,076
Franklin Electric Company, Inc.	5,137	436,542
GEA Group AG	20,115	928,464
Graco, Inc.	45,167	3,541,996
Haitian International Holdings, Ltd.	70,200	268,413
Harmonic Drive Systems, Inc.	4,500	248,463
Helios Technologies, Inc.	3,660	298,729
Hillenbrand, Inc.	8,440	391,785
Hino Motors, Ltd.	30,800	266,515
Hitachi Construction Machinery Company, Ltd.	11,400	326,601
Hiwin Technologies Corp.	29,044	340,190
Hoshizaki Corp.	5,700	535,101
Hydrofarm Holdings Group, Inc. (A)	1,300	65,728
Hyliion Holdings Corp. (A)(C)	13,385	118,190
Hyster-Yale Materials Handling, Inc.	1,160	67,988
Hyundai Heavy Industries Holdings Company, Ltd.	5,542	311,374
Ideanomics, Inc. (A)(C)	46,571	116,893
IDEX Corp.	4,883	1,093,792
Illinois Tool Works, Inc.	18,484	4,304,184
Ingersoll Rand, Inc. (A)	24,975	1,324,175
ITT, Inc.	22,952	2,195,818
John Bean Technologies Corp.	3,530	514,992
Kadant, Inc.	1,280	267,674
Kennametal, Inc.	31,686	1,178,085
KION Group AG	9,564	1,023,411
Knorr-Bremse AG	9,507	1,141,561
Komatsu, Ltd.	92,800	2,257,148
Kone OYJ, B Shares	45,826	3,802,654
Korea Shipbuilding & Offshore Engineering Company, Ltd. (A)	4,593	467,945
Kubota Corp.	108,500	2,241,790
Kurita Water Industries, Ltd.	10,289	482,568
Lincoln Electric Holdings, Inc.	15,871	2,215,750
Lindsay Corp.	1,204	198,359
Luxfer Holdings PLC	3,281	70,049
Lydall, Inc. (A)	1,991	123,402
Makita Corp.	23,600	1,355,744
Meritor, Inc. (A)	7,898	187,341
Miller Industries, Inc.	1,308	48,684
MINEBEA MITSUMI, Inc.	38,500	989,774
MISUMI Group, Inc.	29,800	1,182,120
Mitsubishi Heavy Industries, Ltd.	34,040	899,298
Miura Company, Ltd.	9,100	408,542
Mueller Industries, Inc.	6,257	279,125
Mueller Water Products, Inc., Class A	17,614	292,745
Nabtesco Corp.	12,100	478,498
NGK Insulators, Ltd.	27,600	457,568
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Machinery (continued)
Nikola Corp. (A)(C)	22,734	$237,116
NN, Inc. (A)	6,410	34,870
Nordson Corp.	14,406	3,437,272
NSK, Ltd.	40,800	286,249
Omega Flex, Inc.	325	49,400
Oshkosh Corp.	18,291	2,095,783
Otis Worldwide Corp.	25,939	2,392,095
PACCAR, Inc.	22,324	1,827,666
Parker-Hannifin Corp.	8,299	2,462,064
Park-Ohio Holdings Corp.	1,189	30,652
Pentair PLC	10,687	824,609
Proto Labs, Inc. (A)	3,153	233,826
Rational AG	670	766,760
RBC Bearings, Inc. (A)	2,783	644,320
REV Group, Inc.	3,364	54,699
Rexnord Corp.	13,459	817,769
Samsung Heavy Industries Company, Ltd. (A)	55,039	298,385
Sandvik AB	132,754	3,387,763
Sany Heavy Equipment International Holdings Company, Ltd.	118,000	151,634
Schindler Holding AG	2,013	627,462
Schindler Holding AG, Participation Certificates	4,619	1,491,590
Sinotruk Hong Kong, Ltd.	77,100	151,907
SKF AB, B Shares	44,934	1,147,592
SMC Corp.	5,996	3,836,529
Snap-on, Inc.	3,478	782,376
Spirax-Sarco Engineering PLC	9,122	2,022,853
SPX Corp. (A)	4,914	307,027
SPX FLOW, Inc.	4,756	383,001
Standex International Corp.	1,345	133,478
Stanley Black & Decker, Inc.	10,385	2,007,109
Techtronic Industries Company, Ltd.	100,000	2,213,222
Tennant Company	2,049	151,585
Terex Corp.	26,256	1,340,369
The ExOne Company (A)(C)	2,062	50,622
The Gorman-Rupp Company	2,417	84,764
The Greenbrier Companies, Inc.	3,629	160,039
The Manitowoc Company, Inc. (A)	3,953	95,860
The Middleby Corp. (A)	14,830	2,713,000
The Shyft Group, Inc.	3,914	172,255
The Timken Company	18,230	1,340,634
The Toro Company	28,540	3,137,688
THK Company, Ltd.	12,600	291,723
Titan International, Inc. (A)	6,263	52,046
TriMas Corp. (A)	4,906	157,532
Trinity Industries, Inc.	31,310	908,929
Volvo AB, A Shares	22,420	520,131
Volvo AB, B Shares	169,838	3,845,607
Wabash National Corp.	5,868	91,189
Wabtec Corp.	11,425	1,025,851
Wartsila OYJ ABP	64,302	912,199
Watts Water Technologies, Inc., Class A	3,055	524,146
Weichai Power Company, Ltd., H Shares	208,980	527,329
Welbilt, Inc. (A)	14,712	344,261
Woodward, Inc.	15,630	1,890,292
Xylem, Inc.	11,577	1,578,061
Yaskawa Electric Corp. (C)	25,400	1,239,752
Zoomlion Heavy Industry Science and Technology Company, Ltd., H Shares	145,200	138,359
		152,967,584
Marine – 0.1%
A.P. Moller - Maersk A/S, Series A	345	934,926
A.P. Moller - Maersk A/S, Series B	692	1,971,341

The accompanying notes are an integral part of the financial statements.	93

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Marine (continued)
COSCO SHIPPING Holdings Company, Ltd., H Shares (A)(C)	365,289	$689,441
Costamare, Inc.	5,996	86,222
Eagle Bulk Shipping, Inc. (A)	1,001	49,439
Evergreen Marine Corp. Taiwan, Ltd.	276,748	1,350,956
Genco Shipping & Trading, Ltd.	3,741	72,912
HMM Company, Ltd. (A)	30,306	1,095,213
Kirby Corp. (A)	16,023	858,673
Kuehne + Nagel International AG	5,923	2,164,666
Matson, Inc.	4,835	382,787
MISC BHD	145,800	252,972
Nippon Yusen KK	17,300	1,391,177
Pan Ocean Company, Ltd.	31,952	228,154
Wan Hai Lines, Ltd.	60,000	536,842
Yang Ming Marine Transport Corp. (A)	173,000	828,674
		12,894,395
Professional services – 0.9%
51job, Inc., ADR (A)	3,300	253,440
Acacia Research Corp. (A)	6,712	40,876
Adecco Group AG	17,075	949,837
ASGN, Inc. (A)	20,042	2,248,512
Barrett Business Services, Inc.	915	70,913
Bureau Veritas SA	32,971	1,095,798
CACI International, Inc., Class A (A)	6,278	1,616,836
CBIZ, Inc. (A)	5,556	189,515
CRA International, Inc.	838	77,926
Equifax, Inc.	17,759	4,835,065
Experian PLC	113,014	4,985,060
Exponent, Inc.	5,840	682,696
Forrester Research, Inc. (A)	1,361	64,716
Franklin Covey Company (A)	1,548	67,292
FTI Consulting, Inc. (A)	9,122	1,274,435
GP Strategies Corp. (A)	1,595	32,985
Heidrick & Struggles International, Inc.	2,239	96,770
Huron Consulting Group, Inc. (A)	2,544	125,597
ICF International, Inc.	2,071	193,970
IHS Markit, Ltd.	54,663	6,592,358
Insperity, Inc.	13,692	1,510,775
Intertek Group PLC	20,017	1,451,371
Jacobs Engineering Group, Inc.	19,001	2,564,375
KBR, Inc.	53,529	2,084,419
Kelly Services, Inc., Class A	4,097	79,646
Kforce, Inc.	2,330	136,119
Korn Ferry	6,024	425,837
Leidos Holdings, Inc.	19,398	1,903,138
ManpowerGroup, Inc.	14,535	1,764,840
ManTech International Corp., Class A	3,045	241,073
Nielsen Holdings PLC	52,311	1,122,594
Nihon M&A Center, Inc.	31,700	945,298
Persol Holdings Company, Ltd.	18,700	436,562
Randstad NV	13,369	984,575
Recruit Holdings Company, Ltd.	143,000	8,420,147
Rekor Systems, Inc. (A)	4,109	44,870
RELX PLC	238,085	7,145,209
Resources Connection, Inc.	3,900	61,620
Robert Half International, Inc.	16,457	1,701,654
Science Applications International Corp.	15,453	1,301,606
SGS SA	657	2,064,845
Teleperformance	6,647	2,940,537
Thomson Reuters Corp.	18,897	2,208,058
TriNet Group, Inc. (A)	4,558	419,701
TrueBlue, Inc. (A)	3,999	109,293
Upwork, Inc. (A)	13,154	588,115
Verisk Analytics, Inc.	23,652	4,772,028
Willdan Group, Inc. (A)	1,352	51,119
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Professional services (continued)
Wolters Kluwer NV	29,647	$3,409,427
		76,383,448
Road and rail – 0.9%
ArcBest Corp.	2,882	192,316
Aurizon Holdings, Ltd.	208,777	574,394
Avis Budget Group, Inc. (A)	19,547	1,773,890
BTS Group Holdings PCL, NVDR	927,900	270,539
Canadian National Railway Company	75,130	8,837,072
Canadian Pacific Railway, Ltd.	70,614	4,852,001
Central Japan Railway Company	15,188	2,223,065
CJ Logistics Corp. (A)	1,048	154,419
Covenant Logistics Group, Inc. (A)	1,747	42,557
CSX Corp.	239,113	7,778,346
Daseke, Inc. (A)	5,088	48,082
East Japan Railway Company	31,600	2,123,970
Hankyu Hanshin Holdings, Inc.	23,600	706,219
Heartland Express, Inc.	5,570	93,465
JB Hunt Transport Services, Inc.	8,785	1,558,459
Kansas City Southern	9,569	2,685,731
Keio Corp.	10,720	576,840
Keisei Electric Railway Company, Ltd.	13,435	413,310
Kintetsu Group Holdings Company, Ltd. (A)	17,600	601,149
Knight-Swift Transportation Holdings, Inc.	32,649	1,695,463
Landstar System, Inc.	10,239	1,720,459
Localiza Rent a Car SA	67,245	721,244
Marten Transport, Ltd.	7,009	109,270
MTR Corp., Ltd.	109,368	615,694
Nippon Express Company, Ltd.	8,080	549,413
Norfolk Southern Corp.	26,334	6,676,722
Odakyu Electric Railway Company, Ltd.	30,500	710,640
Old Dominion Freight Line, Inc.	10,007	2,889,221
Rumo SA (A)	142,200	514,811
Ryder System, Inc.	14,360	1,141,476
Saia, Inc. (A)	9,899	2,377,047
Tobu Railway Company, Ltd.	19,300	503,180
Tokyu Corp.	51,893	713,565
U.S. Xpress Enterprises, Inc., Class A (A)	3,521	30,774
Union Pacific Corp.	69,908	15,158,851
Werner Enterprises, Inc.	22,208	1,047,329
West Japan Railway Company	16,900	923,022
XPO Logistics, Inc. (A)	27,099	2,355,174
Yellow Corp. (A)	6,312	38,440
		75,997,619
Trading companies and distributors – 0.5%
Alta Equipment Group, Inc. (A)	2,423	32,129
Applied Industrial Technologies, Inc.	4,387	389,609
Ashtead Group PLC	55,515	4,339,768
Beacon Roofing Supply, Inc. (A)	6,300	324,324
BlueLinx Holdings, Inc. (A)	1,054	60,668
BOC Aviation, Ltd. (B)	23,300	174,673
Boise Cascade Company	4,448	257,317
Brenntag SE	20,447	2,063,477
Bunzl PLC	42,028	1,522,814
CAI International, Inc.	1,835	102,705
DXP Enterprises, Inc. (A)	2,174	65,177
Fastenal Company	52,670	2,941,620
Ferguson PLC	27,865	4,027,557
GATX Corp.	13,388	1,227,412
Global Industrial. Inc.	1,498	57,658
GMS, Inc. (A)	4,819	238,107
H&E Equipment Services, Inc.	3,680	125,304
Herc Holdings, Inc. (A)	2,818	370,426
ITOCHU Corp.	125,637	3,779,302
Lawson Products, Inc. (A)	621	32,758

The accompanying notes are an integral part of the financial statements.	94

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Trading companies and distributors (continued)
Marubeni Corp.	165,800	$1,319,157
McGrath RentCorp	2,753	192,104
Mitsubishi Corp.	133,000	4,002,298
Mitsui & Company, Ltd.	163,200	3,599,471
MonotaRO Company, Ltd.	26,000	576,233
MRC Global, Inc. (A)	9,523	78,089
MSC Industrial Direct Company, Inc., Class A	12,527	1,054,899
NOW, Inc. (A)	12,955	99,494
Reece, Ltd.	32,114	488,736
Rush Enterprises, Inc., Class A	4,386	193,423
Rush Enterprises, Inc., Class B	1,136	48,155
Sumitomo Corp.	118,255	1,666,541
Textainer Group Holdings, Ltd. (A)	5,397	179,288
Titan Machinery, Inc. (A)	2,321	66,659
Toromont Industries, Ltd.	8,937	751,426
Toyota Tsusho Corp.	22,693	1,003,437
Transcat, Inc. (A)	853	57,799
Triton International, Ltd.	7,506	410,728
United Rentals, Inc. (A)	6,638	2,340,891
Univar Solutions, Inc. (A)	45,208	1,067,361
Veritiv Corp. (A)	1,748	156,743
W.W. Grainger, Inc.	4,014	1,740,872
Watsco, Inc.	8,774	2,442,857
WESCO International, Inc. (A)	4,989	583,813
		46,253,279
Transportation infrastructure – 0.2%
Aena SME SA (A)(B)	6,970	1,114,322
Aeroports de Paris (A)	3,295	388,034
Airports of Thailand PCL, NVDR	511,400	1,010,413
Atlantia SpA (A)	55,047	1,031,121
Auckland International Airport, Ltd. (A)	189,831	964,445
Bangkok Expressway & Metro PCL, NVDR (C)	905,400	242,872
Beijing Capital International Airport Company, Ltd., H Shares (A)	200,211	120,528
CCR SA	133,215	315,596
China Merchants Port Holdings Company, Ltd.	164,031	275,954
COSCO SHIPPING Ports, Ltd.	205,108	170,567
Getlink SE	49,613	799,190
Grupo Aeroportuario del Pacifico SAB de CV, B Shares (A)	55,200	642,754
Grupo Aeroportuario del Sureste SAB de CV, B Shares	28,420	508,416
International Container Terminal Services, Inc.	110,410	413,203
Jiangsu Expressway Company, Ltd., H Shares	136,055	141,136
Macquarie Infrastructure Corp.	8,188	326,292
Malaysia Airports Holdings BHD (A)	114,422	182,520
Promotora y Operadora de Infraestructura SAB de CV	31,700	236,756
Shenzhen International Holdings, Ltd.	137,000	178,778
Sydney Airport (A)	147,794	857,966
Taiwan High Speed Rail Corp.	198,632	216,364
Transurban Group	303,959	3,146,057
Westports Holdings BHD	107,000	113,133
Zhejiang Expressway Company, Ltd., H Shares	166,982	146,430
		13,542,847
		825,650,892
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Information technology – 19.1%
Communications equipment – 0.7%
Accton Technology Corp.	55,000	$557,224
ADTRAN, Inc.	5,484	113,299
Arista Networks, Inc. (A)	6,071	2,243,417
Aviat Networks, Inc. (A)	1,141	40,437
BYD Electronic International Company, Ltd. (C)	73,800	337,590
CalAmp Corp. (A)	4,432	50,259
Calix, Inc. (A)	6,165	287,289
Cambium Networks Corp. (A)	1,066	39,943
Casa Systems, Inc. (A)	4,106	28,906
Ciena Corp. (A)	41,309	2,359,983
Cisco Systems, Inc.	465,612	27,480,420
Clearfield, Inc. (A)	1,395	63,207
Comtech Telecommunications Corp.	3,016	76,968
Digi International, Inc. (A)	3,898	85,678
DZS, Inc. (A)	2,312	31,929
EchoStar Corp., Class A (A)	4,717	127,359
EMCORE Corp. (A)	4,677	34,984
Extreme Networks, Inc. (A)	14,090	152,595
F5 Networks, Inc. (A)	6,587	1,340,916
Harmonic, Inc. (A)	10,268	94,876
Infinera Corp. (A)	20,224	171,297
Inseego Corp. (A)(C)	9,686	81,362
Juniper Networks, Inc.	36,210	1,049,366
KMW Company, Ltd. (A)	3,054	111,947
Lumentum Holdings, Inc. (A)	20,233	1,752,987
Motorola Solutions, Inc.	18,746	4,578,148
NETGEAR, Inc. (A)	3,376	120,624
NetScout Systems, Inc. (A)	27,537	755,065
Nokia OYJ (A)	731,029	4,391,387
Plantronics, Inc. (A)	3,885	115,695
Ribbon Communications, Inc. (A)	8,280	54,068
Telefonaktiebolaget LM Ericsson, B Shares	342,705	4,059,376
ViaSat, Inc. (A)	18,144	936,956
Viavi Solutions, Inc. (A)	25,667	418,115
ZTE Corp., H Shares	83,715	294,864
		54,438,536
Electronic equipment, instruments and components – 1.3%
908 Devices, Inc. (A)	886	31,896
AAC Technologies Holdings, Inc.	79,100	438,504
Advanced Energy Industries, Inc.	4,339	391,291
Akoustis Technologies, Inc. (A)(C)	5,495	54,510
Amphenol Corp., Class A	66,028	5,059,726
Arlo Technologies, Inc. (A)	9,980	61,876
Arrow Electronics, Inc. (A)	19,771	2,396,641
AU Optronics Corp.	897,851	566,089
Avnet, Inc.	26,525	1,073,202
Azbil Corp.	12,900	559,395
Badger Meter, Inc.	3,259	349,006
Belden, Inc.	16,897	967,353
Benchmark Electronics, Inc.	4,005	108,255
CDW Corp.	15,490	3,107,449
Cognex Corp.	47,079	4,172,141
Coherent, Inc. (A)	6,539	1,652,209
Corning, Inc.	85,598	3,423,064
CTS Corp.	3,576	125,446
Daktronics, Inc. (A)	5,589	34,037
Delta Electronics Thailand PCL	30,200	546,843
Delta Electronics Thailand PCL, NVDR	7,100	128,562
Delta Electronics, Inc.	212,898	2,073,828
ePlus, Inc. (A)	1,480	160,166
Fabrinet (A)	4,141	426,606
FARO Technologies, Inc. (A)	2,053	141,534
Foxconn Technology Company, Ltd.	101,180	241,303

The accompanying notes are an integral part of the financial statements.	95

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Halma PLC	47,364	$1,955,934
Hamamatsu Photonics KK	14,600	850,932
Hexagon AB, B Shares	231,510	4,014,541
Hirose Electric Company, Ltd.	3,330	554,427
Hon Hai Precision Industry Company, Ltd.	1,365,172	5,451,553
Ibiden Company, Ltd.	11,100	597,250
Identiv, Inc. (A)	2,558	45,430
II-VI, Inc. (A)	39,747	2,503,266
Innolux Corp.	960,300	594,818
Insight Enterprises, Inc. (A)	3,889	400,139
IPG Photonics Corp. (A)	3,966	676,917
Iteris, Inc. (A)	5,633	32,108
Itron, Inc. (A)	5,086	427,275
Jabil, Inc.	35,699	2,205,484
Keyence Corp.	20,506	12,310,425
Keysight Technologies, Inc. (A)	20,354	3,651,101
Kimball Electronics, Inc. (A)	2,851	68,909
Kingboard Holdings, Ltd.	74,100	364,344
Kingboard Laminates Holdings, Ltd.	103,000	202,546
Knowles Corp. (A)	9,904	198,080
Kyocera Corp.	34,100	2,119,895
Largan Precision Company, Ltd.	10,590	1,021,041
LG Display Company, Ltd. (A)	27,747	488,102
LG Innotek Company, Ltd.	1,704	314,972
Littelfuse, Inc.	6,546	1,868,228
Luna Innovations, Inc. (A)	3,954	42,585
Methode Electronics, Inc.	4,223	196,665
MicroVision, Inc. (A)(C)	17,932	264,138
Murata Manufacturing Company, Ltd.	60,597	4,995,482
Nan Ya Printed Circuit Board Corp.	25,000	378,322
Napco Security Technologies, Inc. (A)	1,632	63,860
National Instruments Corp.	35,083	1,467,171
nLight, Inc. (A)	4,872	134,516
Novanta, Inc. (A)	3,734	572,123
Omron Corp.	19,567	1,843,721
OSI Systems, Inc. (A)	1,876	185,611
Ouster, Inc. (A)	3,627	30,467
PAR Technology Corp. (A)(C)	2,681	182,120
PC Connection, Inc.	1,209	58,528
Plexus Corp. (A)	3,151	289,356
Rogers Corp. (A)	2,101	446,273
Samsung Electro-Mechanics Company, Ltd.	6,627	1,051,625
Samsung SDI Company, Ltd.	6,449	4,395,553
Sanmina Corp. (A)	7,177	283,348
ScanSource, Inc. (A)	2,868	102,043
Shimadzu Corp.	24,900	1,115,697
Sunny Optical Technology Group Company, Ltd.	77,350	2,340,732
SYNNEX Corp.	11,058	1,405,140
Synnex Technology International Corp.	143,544	278,428
TDK Corp.	13,700	1,435,917
TE Connectivity, Ltd.	36,485	5,480,777
Trimble, Inc. (A)	27,728	2,612,532
TTM Technologies, Inc. (A)	11,723	164,122
Unimicron Technology Corp.	132,000	699,570
Velodyne Lidar, Inc. (A)(C)	8,226	54,292
Venture Corp., Ltd.	17,400	247,311
Vishay Intertechnology, Inc.	50,272	1,104,476
Vishay Precision Group, Inc. (A)	1,482	55,382
Vontier Corp.	44,998	1,636,577
Walsin Technology Corp. (A)	35,000	226,920
WPG Holdings, Ltd.	170,360	297,171
Yageo Corp.	40,726	701,158
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electronic equipment, instruments and components (continued)
Yokogawa Electric Corp.	24,700	$386,387
Zebra Technologies Corp., Class A (A)	5,912	3,471,349
Zhen Ding Technology Holding, Ltd.	73,817	263,825
		112,169,919
IT services – 3.0%
21Vianet Group, Inc., ADR (A)	9,600	189,984
Accenture PLC, Class A	61,200	20,597,472
Adyen NV (A)(B)	2,207	7,133,189
Afterpay, Ltd. (A)	24,112	2,345,360
Akamai Technologies, Inc. (A)	15,693	1,777,232
Alliance Data Systems Corp.	13,255	1,300,448
Amadeus IT Group SA (A)	41,881	2,558,003
Atos SE	11,368	591,039
Automatic Data Processing, Inc.	40,969	8,564,160
Bechtle AG	10,680	772,212
BigCommerce Holdings, Inc., Series 1 (A)	5,333	317,527
Brightcove, Inc. (A)	4,817	54,721
Broadridge Financial Solutions, Inc.	11,181	1,925,592
Cantaloupe, Inc. (A)	6,877	70,420
Capgemini SE	18,228	4,097,423
Cass Information Systems, Inc.	1,671	75,329
CGI, Inc. (A)	24,081	2,152,240
Chindata Group Holdings, Ltd., ADR (A)	9,300	110,484
Cognizant Technology Solutions Corp., Class A	50,779	3,874,945
Computershare, Ltd.	60,497	726,967
Concentrix Corp. (A)	11,101	1,924,802
Conduent, Inc. (A)	19,074	139,240
CSG Systems International, Inc.	3,680	177,413
DigitalOcean Holdings, Inc. (A)(C)	1,481	91,348
DXC Technology Company (A)	24,533	900,852
Edenred	27,767	1,574,930
EVERTEC, Inc.	6,785	313,806
EVO Payments, Inc., Class A (A)	5,342	135,900
ExlService Holdings, Inc. (A)	3,679	453,032
Fidelity National Information Services, Inc.	59,706	7,628,636
Fiserv, Inc. (A)	57,344	6,754,550
FleetCor Technologies, Inc. (A)	8,025	2,112,822
Fujitsu, Ltd.	20,700	3,810,598
Gartner, Inc. (A)	8,287	2,558,528
GDS Holdings, Ltd., ADR (A)	9,600	561,408
Genpact, Ltd.	46,438	2,409,203
Global Payments, Inc.	28,423	4,622,717
GMO Payment Gateway, Inc.	4,300	564,154
GreenSky, Inc., Class A (A)	8,612	68,465
Grid Dynamics Holdings, Inc. (A)	3,456	92,517
i3 Verticals, Inc., Class A (A)	2,463	71,205
IBM Corp.	86,028	12,073,170
International Money Express, Inc. (A)	3,881	70,789
Itochu Techno-Solutions Corp.	9,800	302,791
Jack Henry & Associates, Inc.	7,152	1,261,470
Kingsoft Cloud Holdings, Ltd., ADR (A)(C)	5,900	189,921
Limelight Networks, Inc. (A)	16,545	44,672
LiveRamp Holdings, Inc. (A)	25,593	1,254,057
Mastercard, Inc., Class A	84,224	29,160,876
MAXIMUS, Inc.	23,233	2,023,362
MoneyGram International, Inc. (A)	8,937	80,344
NEC Corp.	25,900	1,359,314
Nexi SpA (A)(B)(C)	49,000	1,021,377
Nomura Research Institute, Ltd.	36,900	1,383,763
NTT Data Corp.	66,600	1,198,600
Nuvei Corp. (A)(B)	6,036	782,362
Obic Company, Ltd.	7,300	1,386,047

The accompanying notes are an integral part of the financial statements.	96

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
IT services (continued)
Otsuka Corp.	11,800	$610,849
Paya Holdings, Inc. (A)	9,390	90,614
Paychex, Inc.	30,879	3,534,719
PayPal Holdings, Inc. (A)	113,103	32,648,312
Perficient, Inc. (A)	3,665	436,941
Rackspace Technology, Inc. (A)	6,162	86,083
Repay Holdings Corp. (A)	8,876	204,237
Sabre Corp. (A)	85,162	956,369
Samsung SDS Company, Ltd.	4,099	608,434
SCSK Corp.	5,500	347,202
Shopify, Inc., Class A (A)	11,808	18,031,288
The Hackett Group, Inc.	3,169	62,112
The Western Union Company	39,401	852,638
TIS, Inc.	23,500	663,396
TravelSky Technology, Ltd., H Shares	102,900	192,756
TTEC Holdings, Inc.	2,073	218,619
Tucows, Inc., Class A (A)(C)	1,085	80,409
Unisys Corp. (A)	7,394	179,009
VeriSign, Inc. (A)	9,541	2,063,337
Verra Mobility Corp. (A)	15,196	235,690
Visa, Inc., Class A	162,887	37,317,412
WEX, Inc. (A)	11,927	2,189,439
Wix.com, Ltd. (A)	4,700	1,043,776
Worldline SA (A)(B)	26,943	2,399,085
		254,846,514
Semiconductors and semiconductor equipment – 4.6%
Advanced Micro Devices, Inc. (A)	117,575	13,017,904
Advantest Corp.	21,100	1,817,799
Alpha & Omega Semiconductor, Ltd. (A)	2,488	72,276
Ambarella, Inc. (A)	3,931	407,134
Amkor Technology, Inc.	40,127	1,102,289
Analog Devices, Inc.	52,051	8,481,787
Applied Materials, Inc.	88,800	11,999,544
ASE Technology Holding Company, Ltd.	359,422	1,655,128
ASM International NV	5,320	2,064,121
ASMedia Technology, Inc.	3,000	223,772
ASML Holding NV	46,983	39,183,227
Atomera, Inc. (A)(C)	2,480	61,182
Axcelis Technologies, Inc. (A)	3,774	187,606
AXT, Inc. (A)	5,197	48,384
Broadcom, Inc.	39,510	19,644,767
Brooks Automation, Inc.	19,806	1,682,718
CEVA, Inc. (A)	2,593	125,112
Cirrus Logic, Inc. (A)	15,335	1,283,079
CMC Materials, Inc.	11,081	1,469,562
Cohu, Inc. (A)	5,431	193,778
Cree, Inc. (A)	30,782	2,615,854
Daqo New Energy Corp., ADR (A)	5,700	349,467
Diodes, Inc. (A)	4,884	472,918
Disco Corp.	3,000	871,490
DSP Group, Inc. (A)	2,806	61,451
Enphase Energy, Inc. (A)	13,131	2,281,249
First Solar, Inc. (A)	22,672	2,131,168
Flat Glass Group Company, Ltd., H Shares (C)	45,000	263,020
FormFactor, Inc. (A)	8,787	341,639
Globalwafers Company, Ltd.	24,000	750,002
Hua Hong Semiconductor, Ltd. (A)(B)	57,100	336,049
Ichor Holdings, Ltd. (A)	3,153	139,709
Impinj, Inc. (A)	2,136	124,507
Infineon Technologies AG	174,077	7,411,809
Intel Corp.	390,749	21,123,891
KLA Corp.	14,833	5,042,627
Kopin Corp. (A)(C)	9,154	53,826
Kulicke & Soffa Industries, Inc.	6,891	483,679
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
Lam Research Corp.	13,801	$8,347,121
Lasertec Corp.	7,900	1,718,322
Lattice Semiconductor Corp. (A)	51,664	3,209,368
MACOM Technology Solutions Holdings, Inc. (A)	5,498	333,784
MaxLinear, Inc. (A)	7,896	412,408
MediaTek, Inc.	165,752	5,374,877
Microchip Technology, Inc.	26,469	4,165,162
Micron Technology, Inc. (A)	108,517	7,997,703
MKS Instruments, Inc.	14,757	2,171,935
Monolithic Power Systems, Inc.	4,162	2,059,899
Nanya Technology Corp.	139,196	331,924
NeoPhotonics Corp. (A)	6,054	56,544
Novatek Microelectronics Corp.	63,900	1,031,192
NVE Corp.	619	43,460
NVIDIA Corp.	241,146	53,980,532
NXP Semiconductors NV	26,684	5,740,529
Onto Innovation, Inc. (A)	5,499	407,641
PDF Solutions, Inc. (A)	3,619	81,500
Phison Electronics Corp.	17,884	274,090
Photronics, Inc. (A)	6,990	105,339
Power Integrations, Inc.	6,789	737,557
Powertech Technology, Inc.	80,199	325,005
Qorvo, Inc. (A)	10,895	2,048,587
QUALCOMM, Inc.	109,154	16,011,800
Rambus, Inc. (A)	12,642	300,880
Realtek Semiconductor Corp.	50,584	1,008,175
Renesas Electronics Corp. (A)	133,200	1,426,292
Rohm Company, Ltd.	9,400	903,687
Semtech Corp. (A)	24,584	1,718,913
Silergy Corp.	9,000	1,287,166
Silicon Laboratories, Inc. (A)	16,921	2,667,088
SiTime Corp. (A)	1,449	308,405
SK Hynix, Inc.	64,034	5,862,980
Skyworks Solutions, Inc.	15,976	2,930,957
SMART Global Holdings, Inc. (A)	1,624	78,699
SolarEdge Technologies, Inc. (A)	13,856	4,015,192
STMicroelectronics NV	77,985	3,473,974
SUMCO Corp.	29,400	618,952
SunPower Corp. (A)	9,042	194,855
Synaptics, Inc. (A)	13,352	2,533,943
Taiwan Semiconductor Manufacturing Company, Ltd.	2,692,915	59,069,686
Teradyne, Inc.	16,089	1,953,848
Texas Instruments, Inc.	89,367	17,061,054
Tokyo Electron, Ltd.	15,815	6,774,253
Ultra Clean Holdings, Inc. (A)	4,912	227,131
United Microelectronics Corp.	1,292,774	2,929,336
Universal Display Corp.	11,435	2,385,227
Vanguard International Semiconductor Corp.	99,302	528,204
Veeco Instruments, Inc. (A)	5,665	129,105
Win Semiconductors Corp.	37,000	439,103
Winbond Electronics Corp.	329,000	348,697
Xilinx, Inc.	23,789	3,701,331
Xinyi Solar Holdings, Ltd.	527,000	1,275,438
		392,694,374
Software – 5.5%
8x8, Inc. (A)	12,040	290,766
A10 Networks, Inc. (A)	6,894	95,758
ACI Worldwide, Inc. (A)	44,745	1,442,131
Adobe, Inc. (A)	49,438	32,812,001
Agilysys, Inc. (A)	2,159	122,696
Agora, Inc., ADR (A)(C)	5,300	179,776
Alarm.com Holdings, Inc. (A)	5,336	449,985

The accompanying notes are an integral part of the financial statements.	97

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
Altair Engineering, Inc., Class A (A)	5,124	$379,125
American Software, Inc., Class A	3,732	94,681
ANSYS, Inc. (A)	9,014	3,293,355
Appfolio, Inc., Class A (A)	2,115	249,782
Appian Corp. (A)	4,437	475,646
Asana, Inc., Class A (A)	8,328	629,180
Aspen Technology, Inc. (A)	18,131	2,347,965
Autodesk, Inc. (A)	22,755	7,056,098
Avaya Holdings Corp. (A)	9,333	188,247
AVEVA Group PLC	14,328	815,279
Benefitfocus, Inc. (A)	3,209	38,733
Blackbaud, Inc. (A)	18,459	1,286,408
BlackBerry, Ltd. (A)	56,489	643,849
Blackline, Inc. (A)	6,035	658,419
Bottomline Technologies DE, Inc. (A)	5,028	212,534
Box, Inc., Class A (A)	16,572	427,226
BTRS Holdings, Inc. (A)	5,485	59,841
Cadence Design Systems, Inc. (A)	28,780	4,704,954
CDK Global, Inc.	32,462	1,350,419
Cerence, Inc. (A)	14,342	1,555,246
Ceridian HCM Holding, Inc. (A)	35,009	3,933,261
ChannelAdvisor Corp. (A)	3,364	86,186
Check Point Software Technologies, Ltd. (A)	9,600	1,206,048
China Youzan, Ltd. (A)	1,488,000	208,311
Citrix Systems, Inc.	12,842	1,321,057
Cleanspark, Inc. (A)(C)	3,925	54,165
Cloudera, Inc. (A)	26,073	415,343
CommVault Systems, Inc. (A)	17,023	1,378,352
Constellation Software, Inc.	2,126	3,603,053
Cornerstone OnDemand, Inc. (A)	7,088	406,142
CyberArk Software, Ltd. (A)	3,300	554,202
Dassault Systemes SE	74,670	4,264,852
Digimarc Corp. (A)(C)	1,627	47,573
Digital Turbine, Inc. (A)	9,520	556,444
Domo, Inc., Class B (A)	3,115	278,793
Douzone Bizon Company, Ltd.	2,289	167,988
Ebix, Inc.	3,038	87,434
eGain Corp. (A)	2,743	32,313
Envestnet, Inc. (A)	20,623	1,647,159
Fair Isaac Corp. (A)	7,671	3,526,666
Fortinet, Inc. (A)	14,020	4,418,263
GTY Technology Holdings, Inc. (A)	4,099	30,251
Intelligent Systems Corp. (A)	935	36,082
InterDigital, Inc.	3,491	251,736
Intuit, Inc.	28,262	15,999,401
j2 Global, Inc. (A)	16,164	2,225,783
JFrog, Ltd. (A)	5,852	224,951
Kingdee International Software Group Company, Ltd. (A)	281,800	1,026,139
Kingsoft Corp., Ltd.	104,000	417,184
Lightspeed Commerce, Inc. (A)	10,264	1,139,441
LivePerson, Inc. (A)	7,217	462,610
Manhattan Associates, Inc. (A)	16,959	2,764,147
Marathon Digital Holdings, Inc. (A)	10,786	437,804
Microsoft Corp.	778,960	235,152,445
MicroStrategy, Inc., Class A (A)	884	613,761
Mimecast, Ltd. (A)	22,508	1,571,283
Ming Yuan Cloud Group Holdings, Ltd. (A)(C)	41,000	142,465
Mitek Systems, Inc. (A)	4,797	107,309
Model N, Inc. (A)	3,953	134,046
Momentive Global, Inc. (A)	14,510	284,541
Nemetschek SE	7,516	736,635
Nice, Ltd. (A)	5,327	1,546,948
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Software (continued)
NortonLifeLock, Inc.	59,980	$1,593,069
OneConnect Financial Technology Company, Ltd., ADR (A)	12,500	58,750
OneSpan, Inc. (A)	4,072	78,467
Open Text Corp.	29,499	1,618,219
Oracle Corp.	187,885	16,746,190
Oracle Corp. Japan	4,000	328,260
PagerDuty, Inc. (A)	9,143	391,320
Paycom Software, Inc. (A)	5,081	2,484,101
Paylocity Holding Corp. (A)	10,021	2,697,653
Ping Identity Holding Corp. (A)	4,978	129,179
Progress Software Corp.	4,903	228,284
PROS Holdings, Inc. (A)	4,570	197,607
PTC, Inc. (A)	10,877	1,432,066
Q2 Holdings, Inc. (A)	6,160	542,634
QAD, Inc., Class A	1,330	115,723
Qualys, Inc. (A)	12,810	1,503,638
Rapid7, Inc. (A)	6,189	752,087
Rimini Street, Inc. (A)	5,254	50,176
Riot Blockchain, Inc. (A)	9,521	355,324
Sailpoint Technologies Holdings, Inc. (A)	34,826	1,631,946
salesforce.com, Inc. (A)	99,879	26,494,902
SAP SE	138,790	20,847,639
Sapiens International Corp. NV	3,525	100,604
ServiceNow, Inc. (A)	20,421	13,143,772
ShotSpotter, Inc. (A)	1,025	40,826
Sinch AB (A)(B)	59,245	1,331,916
Smith Micro Software, Inc. (A)	5,905	29,466
Sprout Social, Inc., Class A (A)	4,984	606,054
SPS Commerce, Inc. (A)	4,045	548,219
Sumo Logic, Inc. (A)	9,259	193,050
Synopsys, Inc. (A)	15,778	5,242,083
TeamViewer AG (A)(B)	21,153	704,745
Telos Corp. (A)	1,997	65,901
Temenos AG	7,383	1,171,397
Tenable Holdings, Inc. (A)	10,277	455,990
Teradata Corp. (A)	29,217	1,597,878
The Sage Group PLC	136,699	1,396,042
TOTVS SA	54,000	413,553
Trend Micro, Inc.	14,000	766,909
Tyler Technologies, Inc. (A)	4,213	2,046,254
Upland Software, Inc. (A)	3,281	127,893
Varonis Systems, Inc. (A)	11,941	824,048
Verint Systems, Inc. (A)	7,194	321,140
Veritone, Inc. (A)	3,375	70,436
VirnetX Holding Corp. (A)(C)	8,109	36,409
Vonage Holdings Corp. (A)	27,305	385,001
Weimob, Inc. (A)(B)	183,000	268,255
WiseTech Global, Ltd.	16,186	568,956
Workiva, Inc. (A)	4,735	664,178
Xero, Ltd. (A)	14,623	1,617,352
Xperi Holding Corp.	11,935	255,051
Yext, Inc. (A)	12,675	171,366
Zix Corp. (A)	6,702	51,873
Zuora, Inc., Class A (A)	11,909	202,215
		471,054,733
Technology hardware, storage and peripherals – 4.0%
3D Systems Corp. (A)	13,688	416,663
Acer, Inc.	314,008	284,982
Advantech Company, Ltd.	41,834	582,475
Apple, Inc.	1,733,130	263,141,062
Asustek Computer, Inc.	77,354	903,014
Avid Technology, Inc. (A)	4,089	105,537
Brother Industries, Ltd.	25,100	515,092
Canon, Inc.	105,496	2,509,974

The accompanying notes are an integral part of the financial statements.	98

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Technology hardware, storage and peripherals (continued)
Catcher Technology Company, Ltd.	76,475	$459,961
Compal Electronics, Inc.	455,148	375,603
Corsair Gaming, Inc. (A)(C)	3,006	87,024
Diebold Nixdorf, Inc. (A)	8,327	90,598
Eastman Kodak Company (A)	5,803	42,246
FUJIFILM Holdings Corp.	38,015	3,128,337
Hewlett Packard Enterprise Company	144,287	2,230,677
HP, Inc.	132,722	3,947,152
Inventec Corp.	281,495	246,257
Lenovo Group, Ltd.	787,764	868,929
Lite-On Technology Corp.	229,018	504,987
Logitech International SA	19,121	1,957,796
Micro-Star International Company, Ltd.	73,300	343,911
NCR Corp. (A)	34,895	1,482,340
NetApp, Inc.	24,594	2,187,144
Pegatron Corp.	218,500	510,262
Quanta Computer, Inc.	295,000	834,278
Quantum Corp. (A)	7,246	45,215
Ricoh Company, Ltd.	70,700	719,398
Samsung Electronics Company, Ltd.	558,666	36,882,140
Seagate Technology Holdings PLC	22,000	1,926,980
Seiko Epson Corp.	29,669	552,578
Super Micro Computer, Inc. (A)	4,837	176,744
Turtle Beach Corp. (A)	1,789	50,825
Western Digital Corp. (A)	33,859	2,139,889
Wistron Corp.	294,580	290,944
Wiwynn Corp.	9,000	314,196
Xerox Holdings Corp.	42,982	967,525
Xiaomi Corp., Class B (A)(B)	1,560,700	5,030,779
		336,853,514
		1,622,057,590
Materials – 4.5%
Chemicals – 2.1%
AdvanSix, Inc. (A)	3,087	112,676
Air Liquide SA	53,779	9,639,475
Air Products & Chemicals, Inc.	21,312	5,743,797
Akzo Nobel NV	21,453	2,643,852
Albemarle Corp.	11,240	2,660,958
American Vanguard Corp.	3,618	55,464
Amyris, Inc. (A)	18,946	285,137
Arkema SA	6,990	929,006
Asahi Kasei Corp.	133,400	1,375,364
Ashland Global Holdings, Inc.	14,565	1,327,017
Avient Corp.	34,540	1,799,189
Balchem Corp.	3,573	501,721
Barito Pacific Tbk PT	3,355,900	250,354
BASF SE	122,206	9,453,760
Cabot Corp.	21,409	1,143,241
Celanese Corp.	10,846	1,720,176
CF Industries Holdings, Inc.	20,657	938,241
Chase Corp.	783	89,654
Chr. Hansen Holding A/S	11,572	1,067,315
Clariant AG (A)	24,028	505,668
Corteva, Inc.	70,982	3,121,079
Covestro AG (B)	25,850	1,675,274
Croda International PLC	17,372	2,186,815
Danimer Scientific, Inc. (A)	7,861	153,604
Dow, Inc.	71,934	4,524,649
DuPont de Nemours, Inc.	51,245	3,793,155
Eastman Chemical Company	13,146	1,487,601
Ecolab, Inc.	23,956	5,398,724
Ecovyst, Inc.	5,822	75,744
EMS-Chemie Holding AG	750	812,664
Evonik Industries AG	27,915	942,524
Ferro Corp. (A)	9,175	190,840
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
FMC Corp.	12,411	$1,162,042
Formosa Chemicals & Fibre Corp.	384,471	1,164,630
Formosa Plastics Corp.	419,040	1,547,245
FutureFuel Corp.	3,710	29,717
GCP Applied Technologies, Inc. (A)	5,626	134,124
Givaudan SA	1,018	5,107,283
Hawkins, Inc.	2,226	84,321
HB Fuller Company	5,794	391,501
ICL Group, Ltd.	60,683	429,442
Indorama Ventures PCL, NVDR	205,100	278,015
Ingevity Corp. (A)	15,201	1,222,008
Innospec, Inc.	2,735	255,996
International Flavors & Fragrances, Inc.	23,971	3,631,607
Intrepid Potash, Inc. (A)	1,240	38,452
Johnson Matthey PLC	24,234	979,751
JSR Corp.	21,500	744,979
Kansai Paint Company, Ltd.	18,600	481,747
Koninklijke DSM NV	19,231	4,094,224
Koppers Holdings, Inc. (A)	2,476	81,460
Kraton Corp. (A)	3,567	150,242
Kronos Worldwide, Inc.	2,615	34,623
Kumho Petrochemical Company, Ltd.	2,178	364,145
LANXESS AG	11,271	821,573
LG Chem, Ltd.	5,377	3,503,686
Linde PLC	50,095	15,759,386
Livent Corp. (A)	16,600	412,842
Lotte Chemical Corp.	2,061	443,266
LyondellBasell Industries NV, Class A	24,792	2,487,877
Minerals Technologies, Inc.	12,686	997,627
Mitsubishi Chemical Holdings Corp.	134,750	1,183,113
Mitsubishi Gas Chemical Company, Inc.	17,100	322,209
Mitsui Chemicals, Inc.	19,600	676,639
Nan Ya Plastics Corp.	564,610	1,824,565
NewMarket Corp.	1,952	682,673
Nippon Paint Holdings Company, Ltd.	74,700	927,715
Nippon Sanso Holdings Corp.	16,100	390,174
Nissan Chemical Corp.	13,100	734,478
Nitto Denko Corp.	16,044	1,217,111
Novozymes A/S, B Shares	22,960	1,856,020
Nutrien, Ltd.	60,551	3,681,101
Olin Corp.	38,196	1,903,689
Orbia Advance Corp. SAB de CV	143,080	408,851
Orica, Ltd.	45,889	439,049
Orion Engineered Carbons SA (A)	6,827	120,633
Petronas Chemicals Group BHD	270,245	539,374
PPG Industries, Inc.	22,831	3,642,686
PTT Global Chemical PCL, NVDR (C)	275,100	545,544
PureCycle Technologies, Inc. (A)(C)	3,907	57,472
Quaker Chemical Corp.	1,517	393,085
Rayonier Advanced Materials, Inc. (A)	7,603	53,677
RPM International, Inc.	34,524	2,840,980
Sasol, Ltd. (A)	62,928	967,326
Sensient Technologies Corp.	15,979	1,387,776
Shin-Etsu Chemical Company, Ltd.	37,437	6,183,388
Sika AG	15,726	5,666,176
SK Chemicals Company, Ltd.	902	209,457
SKC Company, Ltd.	2,486	340,271
Solvay SA	10,746	1,406,553
Stepan Company	2,340	275,090
Sumitomo Chemical Company, Ltd.	159,200	807,083
Symrise AG	16,887	2,403,188
The Chemours Company	44,125	1,478,629
The Mosaic Company	33,281	1,070,983
The Scotts Miracle-Gro Company	10,840	1,700,037
The Sherwin-Williams Company	23,049	6,999,290

The accompanying notes are an integral part of the financial statements.	99

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Chemicals (continued)
Toray Industries, Inc.	148,100	$998,596
Tosoh Corp.	28,200	511,842
Tredegar Corp.	3,312	43,983
Trinseo SA	4,337	225,220
Tronox Holdings PLC, Class A	12,904	272,662
Umicore SA	28,495	1,875,028
Valvoline, Inc.	48,271	1,455,853
Yara International ASA	26,388	1,325,282
		175,483,100
Construction materials – 0.3%
Anhui Conch Cement Company, Ltd., H Shares	135,110	731,028
Asia Cement Corp.	235,687	381,507
Cemex SAB de CV, Series CPO (A)	2,057,888	1,698,854
China National Building Material Company, Ltd., H Shares	422,900	577,512
China Resources Cement Holdings, Ltd.	269,900	264,634
CRH PLC	90,784	4,809,367
Eagle Materials, Inc.	11,297	1,771,821
Forterra, Inc. (A)	3,332	76,769
HeidelbergCement AG	19,731	1,711,200
Holcim, Ltd. (A)	58,490	3,332,850
Indocement Tunggal Prakarsa Tbk PT	178,720	140,822
James Hardie Industries PLC, CHESS Depositary Interest	49,199	1,896,322
Martin Marietta Materials, Inc.	6,006	2,289,788
POSCO Chemical Company, Ltd.	3,646	487,132
Semen Indonesia Persero Tbk PT	358,492	232,166
Summit Materials, Inc., Class A (A)	13,221	445,151
Taiwan Cement Corp.	533,544	931,563
The Siam Cement PCL, NVDR	93,800	1,250,485
United States Lime & Minerals, Inc.	247	36,084
Vulcan Materials Company	12,775	2,375,256
		25,440,311
Containers and packaging – 0.3%
Amcor PLC	148,470	1,907,840
AptarGroup, Inc.	17,518	2,361,426
Avery Dennison Corp.	7,994	1,801,768
Ball Corp.	31,610	3,033,296
CCL Industries, Inc., Class B	16,347	933,152
Greif, Inc., Class A	9,763	618,193
Greif, Inc., Class B	789	48,524
International Paper Company	37,724	2,266,835
Klabin SA (A)	78,142	397,601
Myers Industries, Inc.	4,160	94,848
O-I Glass, Inc. (A)	17,735	268,331
Packaging Corp. of America	9,148	1,387,752
Pactiv Evergreen, Inc.	4,922	67,678
Ranpak Holdings Corp. (A)	4,000	122,800
SCG Packaging PCL, NVDR (C)	154,700	335,853
Sealed Air Corp.	14,635	893,174
Silgan Holdings, Inc.	20,896	886,617
Smurfit Kappa Group PLC	28,283	1,621,008
Sonoco Products Company	26,821	1,751,411
UFP Technologies, Inc. (A)	868	60,751
Westrock Company	25,627	1,333,629
		22,192,487
Metals and mining – 1.7%
1911 Gold Corp. (A)	2,060	556
African Rainbow Minerals, Ltd.	12,397	220,933
Agnico Eagle Mines, Ltd.	25,640	1,475,420
Allegheny Technologies, Inc. (A)	14,365	256,559
Aluminum Corp. of China, Ltd., H Shares (A)	432,880	314,118
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Aneka Tambang Tbk	1,005,900	$168,435
Anglo American Platinum, Ltd.	5,832	661,490
Anglo American PLC	159,895	6,753,245
AngloGold Ashanti, Ltd.	45,681	773,976
Antofagasta PLC	48,829	978,135
ArcelorMittal SA	81,850	2,745,248
Arconic Corp. (A)	12,412	428,090
B2Gold Corp.	114,528	442,989
Barrick Gold Corp.	187,502	3,768,914
BHP Group PLC	260,019	8,085,533
BHP Group, Ltd.	327,066	10,821,506
BlueScope Steel, Ltd.	55,754	1,019,312
Boliden AB	31,946	1,115,340
Carpenter Technology Corp.	5,395	179,923
Century Aluminum Company (A)	5,914	75,817
China Hongqiao Group, Ltd.	248,800	369,025
China Molybdenum Company, Ltd., H Shares	355,500	277,349
China Steel Corp.	1,283,958	1,763,725
Cia de Minas Buenaventura SAA, ADR (A)	40,100	300,750
Cia Siderurgica Nacional SA	76,466	515,511
Cleveland-Cliffs, Inc. (A)	122,478	2,874,559
Coeur Mining, Inc. (A)	27,956	197,090
Commercial Metals Company	45,537	1,485,417
Compass Minerals International, Inc.	12,869	861,322
Constellium SE (A)	13,789	278,814
Eregli Demir ve Celik Fabrikalari TAS	127,335	288,043
Evolution Mining, Ltd.	187,080	533,789
Evraz PLC	63,725	518,353
First Quantum Minerals, Ltd.	62,106	1,293,660
Fortescue Metals Group, Ltd.	187,706	2,861,625
Franco-Nevada Corp.	20,105	2,932,925
Freeport-McMoRan, Inc.	141,128	5,135,648
Ganfeng Lithium Company, Ltd., H Shares (B)(C)	28,200	649,717
Gatos Silver, Inc. (A)	4,218	60,486
Glencore PLC (A)	1,231,812	5,552,679
Gold Fields, Ltd.	97,131	922,486
Grupo Mexico SAB de CV, Series B	422,200	1,957,542
Harmony Gold Mining Company, Ltd.	60,143	224,341
Haynes International, Inc.	1,474	57,855
Hecla Mining Company	60,333	371,048
Hitachi Metals, Ltd. (A)	22,400	432,391
Hyundai Steel Company	10,321	452,122
Impala Platinum Holdings, Ltd.	87,927	1,347,103
Industrias Penoles SAB de CV (A)	18,165	256,059
Ivanhoe Mines, Ltd., Class A (A)	64,158	517,678
JFE Holdings, Inc.	52,200	846,677
Jiangxi Copper Company, Ltd., H Shares	119,825	242,457
Kaiser Aluminum Corp.	1,779	224,617
KGHM Polska Miedz SA	15,425	718,453
Kinross Gold Corp.	135,799	816,957
Kirkland Lake Gold, Ltd.	28,235	1,125,909
Korea Zinc Company, Ltd.	1,003	459,383
Kumba Iron Ore, Ltd. (C)	6,985	313,692
Lundin Mining Corp.	71,427	577,462
Materion Corp.	2,281	166,581
Merdeka Copper Gold Tbk PT (A)	1,271,200	251,197
MMG, Ltd. (A)	320,000	154,125
MP Materials Corp. (A)(C)	8,189	274,905
Newcrest Mining, Ltd.	90,452	1,633,091
Newmont Corp.	77,151	4,473,986
Nippon Steel Corp.	90,378	1,847,154
Norsk Hydro ASA	203,032	1,401,579

The accompanying notes are an integral part of the financial statements.	100

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Metals and mining (continued)
Northam Platinum, Ltd. (A)	39,321	$541,779
Northern Star Resources, Ltd.	121,807	866,527
Novagold Resources, Inc. (A)	27,223	196,822
Nucor Corp.	28,817	3,387,727
Olympic Steel, Inc.	1,137	30,995
Pan American Silver Corp.	22,147	575,069
Perennial Energy Holdings, Ltd.	85,000	18,661
POSCO	8,711	2,507,289
Press Metal Aluminium Holdings BHD	356,200	462,907
Reliance Steel & Aluminum Company	16,983	2,548,129
Rio Tinto PLC	137,997	10,209,601
Rio Tinto, Ltd.	41,287	3,359,321
Royal Gold, Inc.	17,489	1,947,050
Ryerson Holding Corp.	1,897	43,916
Schnitzer Steel Industries, Inc., Class A	2,919	138,098
Shandong Gold Mining Company, Ltd., H Shares (B)(C)	67,000	108,267
Sibanye Stillwater, Ltd.	310,862	1,269,577
South32, Ltd.	527,560	1,202,332
Southern Copper Corp.	15,900	995,181
Steel Dynamics, Inc.	53,490	3,610,040
Sumitomo Metal Mining Company, Ltd.	26,000	996,345
SunCoke Energy, Inc.	9,418	65,455
Teck Resources, Ltd., Class B	49,806	1,123,117
TimkenSteel Corp. (A)	5,221	71,423
United States Steel Corp.	71,885	1,922,924
Vale SA	437,871	8,356,369
voestalpine AG	19,005	862,731
Warrior Met Coal, Inc.	5,795	129,750
Wheaton Precious Metals Corp.	47,308	2,132,075
Worthington Industries, Inc.	13,150	762,043
Yamana Gold, Inc.	104,952	463,348
Zhaojin Mining Industry Company, Ltd., H Shares (C)	105,600	86,254
Zijin Mining Group Company, Ltd., H Shares	616,329	872,091
		142,966,089
Paper and forest products – 0.1%
Clearwater Paper Corp. (A)	1,962	63,745
Domtar Corp. (A)	5,582	306,061
Empresas CMPC SA	131,410	291,911
Glatfelter Corp.	5,137	81,165
Indah Kiat Pulp & Paper Tbk PT	337,700	186,886
Lee & Man Paper Manufacturing, Ltd.	144,500	126,821
Louisiana-Pacific Corp.	27,258	1,729,248
Mondi PLC	61,105	1,685,577
Neenah, Inc.	1,936	97,555
Nine Dragons Paper Holdings, Ltd.	179,200	244,809
Oji Holdings Corp.	85,300	446,529
Schweitzer-Mauduit International, Inc.	3,543	135,591
Stora Enso OYJ, R Shares	78,722	1,544,472
Suzano SA (A)	82,467	972,864
Svenska Cellulosa AB SCA, B Shares	70,908	1,253,188
UPM-Kymmene OYJ	72,041	2,934,847
Verso Corp., Class A	3,508	66,827
West Fraser Timber Company, Ltd.	9,184	709,155
		12,877,251
		378,959,238
Real estate – 4.1%
Equity real estate investment trusts – 3.5%
Acadia Realty Trust	9,609	203,903
Agree Realty Corp.	7,395	551,297
Alexander & Baldwin, Inc.	8,146	170,088
Alexander's, Inc.	241	64,178
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Alexandria Real Estate Equities, Inc.	26,943	$5,560,227
American Assets Trust, Inc.	5,660	225,381
American Campus Communities, Inc.	36,752	1,868,839
American Finance Trust, Inc.	12,656	109,095
American Tower Corp.	89,305	26,092,242
Apartment Income REIT Corp.	41,806	2,124,581
Apartment Investment and Management Company, Class A	16,874	121,155
Apple Hospitality REIT, Inc.	23,481	347,049
Armada Hoffler Properties, Inc.	6,991	93,889
Ascendas Real Estate Investment Trust	194,500	438,990
AvalonBay Communities, Inc.	27,419	6,294,854
Boston Properties, Inc.	27,895	3,151,856
Braemar Hotels & Resorts, Inc. (A)	5,881	29,640
Brandywine Realty Trust	18,933	262,790
Brixmor Property Group, Inc.	79,161	1,856,325
Broadstone Net Lease, Inc.	15,949	437,003
BRT Apartments Corp.	1,763	34,237
Camden Property Trust	26,040	3,907,042
Canadian Apartment Properties REIT	9,580	464,022
CapitaLand Integrated Commercial Trust	276,476	422,272
CareTrust REIT, Inc.	10,942	240,615
CatchMark Timber Trust, Inc., Class A	6,164	71,133
Centerspace	1,479	149,645
Chatham Lodging Trust (A)	5,725	68,700
City Office REIT, Inc.	5,319	84,944
Columbia Property Trust, Inc.	12,891	215,538
Community Healthcare Trust, Inc.	2,626	127,387
CorePoint Lodging, Inc. (A)	4,719	68,237
CoreSite Realty Corp.	11,459	1,700,172
Corporate Office Properties Trust	42,437	1,195,875
Cousins Properties, Inc.	39,627	1,528,017
Covivio	5,824	555,068
Crown Castle International Corp.	84,884	16,526,066
CTO Realty Growth, Inc.	807	45,265
CyrusOne, Inc.	32,665	2,514,552
Daiwa House REIT Investment Corp.	202	596,592
Dexus	120,591	938,441
DiamondRock Hospitality Company (A)	23,809	215,233
Digital Realty Trust, Inc.	55,305	9,065,043
DigitalBridge Group, Inc. (A)	54,181	373,849
Diversified Healthcare Trust	27,580	103,425
Douglas Emmett, Inc.	43,970	1,451,450
Duke Realty Corp.	73,649	3,867,309
Easterly Government Properties, Inc.	9,433	201,583
EastGroup Properties, Inc.	15,065	2,715,617
Empire State Realty Trust, Inc., Class A	16,224	166,620
EPR Properties	19,932	1,011,549
Equinix, Inc.	17,594	14,839,659
Equity Commonwealth	12,493	329,066
Equity Residential	67,581	5,681,535
Essential Properties Realty Trust, Inc.	13,203	427,909
Essex Property Trust, Inc.	12,766	4,222,227
Extra Space Storage, Inc.	26,265	4,909,191
Farmland Partners, Inc.	3,387	41,491
Federal Realty Investment Trust	13,897	1,692,238
Fibra Uno Administracion SA de CV	434,800	490,135
First Capital Real Estate Investment Trust	1,590	22,710
First Industrial Realty Trust, Inc.	34,422	1,927,288
Four Corners Property Trust, Inc.	8,502	243,242
Franklin Street Properties Corp.	12,902	61,930
Gecina SA	5,137	798,535
Getty Realty Corp.	4,351	137,622
Gladstone Commercial Corp.	4,201	95,069
Gladstone Land Corp.	3,024	71,215

The accompanying notes are an integral part of the financial statements.	101

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Global Medical REIT, Inc.	6,589	$101,602
Global Net Lease, Inc.	10,745	182,665
GLP J-REIT	431	782,174
Goodman Group	184,822	3,121,666
Growthpoint Properties, Ltd.	370,458	394,680
Healthcare Realty Trust, Inc.	53,494	1,606,425
Healthpeak Properties, Inc.	105,850	3,810,600
Hersha Hospitality Trust (A)	4,146	38,889
Highwoods Properties, Inc.	27,738	1,267,349
Host Hotels & Resorts, Inc. (A)	138,681	2,296,557
Hudson Pacific Properties, Inc.	40,240	1,061,531
Independence Realty Trust, Inc.	11,254	230,482
Indus Realty Trust, Inc.	549	38,490
Industrial Logistics Properties Trust	7,222	198,099
Innovative Industrial Properties, Inc.	2,670	656,580
Iron Mountain, Inc.	56,708	2,707,807
iStar, Inc.	7,939	209,987
Japan Metropolitan Fund Invest	737	716,011
Japan Real Estate Investment Corp.	129	797,237
JBG SMITH Properties	29,446	887,208
Kilroy Realty Corp.	28,249	1,854,547
Kimco Realty Corp.	118,021	2,571,678
Kite Realty Group Trust	9,405	190,545
Klepierre SA (A)	23,191	568,551
Lamar Advertising Company, Class A	23,110	2,630,611
Land Securities Group PLC	87,624	855,793
Lexington Realty Trust	30,410	411,447
Life Storage, Inc.	20,488	2,549,527
Link REIT	148,925	1,369,276
LTC Properties, Inc.	4,369	150,774
Mack-Cali Realty Corp. (A)	9,973	178,317
Mapletree Commercial Trust	129,200	194,637
Mapletree Logistics Trust	180,500	271,520
Medical Properties Trust, Inc.	156,799	3,211,244
Mid-America Apartment Communities, Inc.	22,486	4,325,632
Mirvac Group	438,418	998,447
Monmouth Real Estate Investment Corp.	10,639	201,928
National Health Investors, Inc.	4,826	288,691
National Retail Properties, Inc.	46,805	2,228,386
National Storage Affiliates Trust	27,120	1,552,620
NETSTREIT Corp.	4,493	116,189
New Senior Investment Group, Inc.	9,417	82,210
NexPoint Residential Trust, Inc.	2,460	159,383
Nippon Building Fund, Inc.	155	1,006,560
Nippon Prologis REIT, Inc.	212	762,363
Nomura Real Estate Master Fund, Inc.	446	687,596
Office Properties Income Trust	5,632	149,417
Omega Healthcare Investors, Inc.	62,740	2,103,672
One Liberty Properties, Inc.	1,982	63,107
Orix JREIT, Inc.	275	490,186
Outfront Media, Inc. (A)	16,399	406,039
Paramount Group, Inc.	20,884	185,032
Park Hotels & Resorts, Inc. (A)	63,043	1,206,643
Pebblebrook Hotel Trust	49,685	1,094,561
Physicians Realty Trust	81,317	1,505,178
Piedmont Office Realty Trust, Inc., Class A	13,937	248,357
Plymouth Industrial REIT, Inc.	3,468	81,706
Postal Realty Trust, Inc., Class A	1,736	33,939
PotlatchDeltic Corp.	25,319	1,315,322
Preferred Apartment Communities, Inc.	6,015	75,067
Prologis, Inc.	145,296	19,565,559
PS Business Parks, Inc.	7,559	1,188,502
Public Storage	29,899	9,675,615
QTS Realty Trust, Inc., Class A	7,671	598,185
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Equity real estate investment trusts (continued)
Rayonier, Inc.	37,062	$1,363,140
Realty Income Corp.	73,373	5,298,998
Regency Centers Corp.	31,026	2,129,004
Retail Opportunity Investments Corp.	13,181	238,312
Retail Properties of America, Inc., Class A	24,151	319,276
Retail Value, Inc.	2,087	52,175
Rexford Industrial Realty, Inc.	35,737	2,213,192
RioCan Real Estate Investment Trust	18,978	337,096
RLJ Lodging Trust	18,546	267,619
RPT Realty	9,271	119,967
Ryman Hospitality Properties, Inc. (A)	6,058	503,238
Sabra Health Care REIT, Inc.	81,802	1,308,832
Safehold, Inc.	1,993	178,593
Saul Centers, Inc.	1,388	63,959
SBA Communications Corp.	21,476	7,709,240
Scentre Group	575,941	1,197,883
Segro PLC	148,500	2,624,601
Seritage Growth Properties, Class A (A)	4,283	69,256
Service Properties Trust	18,820	215,113
Simon Property Group, Inc.	64,525	8,675,386
SITE Centers Corp.	19,482	313,855
SL Green Realty Corp.	18,488	1,295,639
SmartCentres Real Estate Investment Trust	1,565	37,846
Spirit Realty Capital, Inc.	30,646	1,586,543
STAG Industrial, Inc.	18,024	761,514
Stockland	265,107	893,382
STORE Capital Corp.	64,896	2,340,799
Summit Hotel Properties, Inc. (A)	12,060	112,399
Sunstone Hotel Investors, Inc. (A)	24,220	280,710
Tanger Factory Outlet Centers, Inc.	11,200	187,264
Terreno Realty Corp.	7,583	506,620
The British Land Company PLC	109,748	801,790
The GEO Group, Inc.	13,446	104,207
The GPT Group	215,434	762,692
The Macerich Company	66,868	1,142,105
UDR, Inc.	58,299	3,149,312
UMH Properties, Inc.	4,559	108,048
Unibail-Rodamco-Westfield (A)	6,612	579,408
Unibail-Rodamco-Westfield (Euronext Amsterdam Exchange) (A)	7,490	656,347
United Urban Investment Corp.	312	440,713
Uniti Group, Inc.	22,065	288,390
Universal Health Realty Income Trust	1,543	91,392
Urban Edge Properties	42,443	803,870
Urstadt Biddle Properties, Inc., Class A	3,677	70,157
Ventas, Inc.	73,680	4,121,659
Vicinity Centres	428,379	540,810
Vornado Realty Trust	30,836	1,291,412
Washington Real Estate Investment Trust	9,489	238,553
Welltower, Inc.	82,004	7,177,810
Weyerhaeuser Company	147,151	5,297,436
Whitestone REIT	5,034	49,384
Xenia Hotels & Resorts, Inc. (A)	12,949	225,572
		298,273,058
Real estate management and development – 0.6%
Agile Group Holdings, Ltd.	126,600	145,183
Aroundtown SA	132,365	1,014,270
Ayala Land, Inc.	880,670	596,965
Azrieli Group, Ltd.	3,824	357,475
CapitaLand, Ltd.	158,900	471,453
CBRE Group, Inc., Class A (A)	65,925	6,348,578
Cencosud Shopping SA	62,534	88,890
Central Pattana PCL, NVDR (C)	242,200	403,172
China Aoyuan Group, Ltd.	132,000	78,919
China Evergrande Group (C)	217,035	121,792

The accompanying notes are an integral part of the financial statements.	102

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
China Jinmao Holdings Group, Ltd.	612,400	$199,093
China Overseas Land & Investment, Ltd.	421,797	971,688
China Overseas Property Holdings, Ltd.	140,000	119,396
China Resources Land, Ltd.	348,705	1,295,202
China Resources Mixc Lifestyle Services, Ltd. (B)	37,000	194,181
China Vanke Company, Ltd., H Shares	184,400	497,540
CIFI Holdings Group Company, Ltd.	358,700	241,126
City Developments, Ltd.	24,400	123,818
CK Asset Holdings, Ltd.	147,198	958,567
Country Garden Holdings Company, Ltd.	842,167	930,847
Cushman & Wakefield PLC (A)	13,314	241,516
Daito Trust Construction Company, Ltd.	6,900	757,799
Daiwa House Industry Company, Ltd.	60,000	1,829,624
Dalian Wanda Commercial Properties Company, Ltd., H Shares (A)(B)	37,400	253,903
Deutsche Wohnen SE	45,228	2,807,442
ESR Cayman, Ltd. (A)(B)	144,600	440,508
eXp World Holdings, Inc.	7,063	323,839
Fastighets AB Balder, B Shares (A)	12,384	886,300
FirstService Corp.	4,227	785,060
Forestar Group, Inc. (A)	2,077	43,181
FRP Holdings, Inc. (A)	856	49,391
Greentown China Holdings, Ltd. (C)	93,500	143,425
Guangzhou R&F Properties Company, Ltd., H Shares	187,400	159,779
Hang Lung Properties, Ltd.	144,000	345,806
Henderson Land Development Company, Ltd.	103,376	467,718
Hongkong Land Holdings, Ltd.	82,500	346,165
Hopson Development Holdings, Ltd.	70,900	276,205
Hulic Company, Ltd.	27,400	321,406
Jones Lang LaSalle, Inc. (A)	13,677	3,315,715
Kaisa Group Holdings, Ltd. (A)	308,800	102,788
KE Holdings, Inc., ADR (A)	38,700	700,083
Kennedy-Wilson Holdings, Inc.	13,448	295,722
KWG Group Holdings, Ltd.	139,500	146,865
Land & Houses PCL, NVDR	1,017,100	256,955
LEG Immobilien SE	9,502	1,515,645
Lendlease Corp., Ltd.	75,990	660,285
Logan Group Company, Ltd.	148,500	177,006
Longfor Group Holdings, Ltd. (B)	197,300	853,779
Marcus & Millichap, Inc. (A)	2,655	104,129
Mitsubishi Estate Company, Ltd.	125,200	1,960,177
Mitsui Fudosan Company, Ltd.	97,004	2,226,045
NEPI Rockcastle PLC	46,498	334,887
New World Development Company, Ltd.	108,064	508,294
Newmark Group, Inc., Class A	16,984	231,322
Nomura Real Estate Holdings, Inc.	12,500	320,116
Poly Property Services Company, Ltd., H Shares	12,800	78,245
Powerlong Real Estate Holdings, Ltd.	157,000	127,545
Rafael Holdings, Inc., Class B (A)	1,156	48,379
RE/MAX Holdings, Inc., Class A	2,174	72,807
Realogy Holdings Corp. (A)	12,910	226,571
Redfin Corp. (A)	11,512	559,138
Ruentex Development Company, Ltd.	89,620	223,814
Seazen Group, Ltd. (A)	236,800	209,730
Shanghai Lujiazui Finance & Trade Zone Development Company, Ltd., B Shares	113,851	102,294
Shenzhen Investment, Ltd.	294,900	87,533
Shimao Group Holdings, Ltd.	136,200	281,433
Shimao Services Holdings, Ltd. (B)	64,000	149,956
Sino Land Company, Ltd.	234,075	344,726
SM Prime Holdings, Inc.	1,096,200	747,827
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Real estate management and development (continued)
Sumitomo Realty & Development Company, Ltd.	32,783	$1,058,389
Sun Hung Kai Properties, Ltd.	95,000	1,339,877
Sunac China Holdings, Ltd.	279,700	715,142
Sunac Services Holdings, Ltd. (B)	68,000	177,154
Swire Pacific, Ltd., Class A	36,000	243,714
Swire Properties, Ltd.	83,000	224,326
Swiss Prime Site AG	8,234	881,088
Tejon Ranch Company (A)	2,498	48,012
The RMR Group, Inc., Class A	1,864	86,378
The St. Joe Company	3,771	174,484
The Wharf Holdings, Ltd.	150,125	506,682
UOL Group, Ltd.	28,600	148,428
Vonovia SE	71,190	4,806,098
Wharf Real Estate Investment Company, Ltd.	120,125	594,883
Yuexiu Property Company, Ltd.	150,900	141,452
Zhenro Properties Group, Ltd. (C)	142,000	82,890
		53,836,030
		352,109,088
Utilities – 2.1%
Electric utilities – 1.1%
ALLETE, Inc.	19,766	1,332,624
Alliant Energy Corp.	15,416	937,139
American Electric Power Company, Inc.	30,802	2,758,935
AusNet Services, Ltd.	202,296	285,708
Centrais Eletricas Brasileiras SA	35,200	256,165
CEZ AS	19,398	611,463
Chubu Electric Power Company, Inc.	67,300	813,819
CK Infrastructure Holdings, Ltd.	47,500	287,995
CLP Holdings, Ltd.	118,500	1,184,517
CPFL Energia SA	25,400	142,650
Duke Energy Corp.	47,410	4,961,931
Edison International	23,387	1,352,704
EDP - Energias de Portugal SA	289,062	1,586,819
Electricite de France SA	53,087	719,959
Elia Group SA/NV	4,307	540,940
Emera, Inc.	27,351	1,291,187
Endesa SA	29,557	710,614
Enel Americas SA	2,511,545	352,920
Enel Chile SA	3,121,141	159,315
Enel SpA	907,288	8,265,791
Energisa SA	19,400	166,469
Entergy Corp.	12,368	1,368,024
Equatorial Energia SA	99,590	490,169
Evergy, Inc.	14,131	967,267
Eversource Energy	21,170	1,920,754
Exelon Corp.	60,228	2,952,377
FirstEnergy Corp.	33,522	1,303,000
Fortis, Inc.	50,512	2,314,107
Fortum OYJ	60,081	1,826,161
Hawaiian Electric Industries, Inc.	29,105	1,268,978
HK Electric Investments & HK Electric Investments, Ltd.	154,000	153,169
Hydro One, Ltd. (B)	36,375	905,303
Iberdrola SA	536,207	6,644,391
IDACORP, Inc.	13,466	1,418,643
Interconexion Electrica SA ESP	154,887	932,819
Korea Electric Power Corp.	30,196	623,924
Manila Electric Company	23,440	132,808
Mercury NZ, Ltd.	102,695	481,460
MGE Energy, Inc.	3,892	313,462
NextEra Energy, Inc.	120,893	10,153,803
NRG Energy, Inc.	15,085	688,932
OGE Energy Corp.	53,360	1,889,478

The accompanying notes are an integral part of the financial statements.	103

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Origin Energy, Ltd.	195,330	$631,364
Orsted A/S (B)	20,957	3,331,839
Otter Tail Corp.	4,664	255,914
PGE Polska Grupa Energetyczna SA (A)	92,909	244,622
Pinnacle West Capital Corp.	6,950	534,455
PNM Resources, Inc.	32,439	1,605,731
Portland General Electric Company	10,065	516,838
Power Assets Holdings, Ltd.	98,500	618,188
PPL Corp.	47,423	1,391,865
Red Electrica Corp. SA	39,336	784,499
SSE PLC	129,363	2,906,039
Tenaga Nasional BHD	253,536	638,037
Terna - Rete Elettrica Nazionale	152,807	1,208,713
The Kansai Electric Power Company, Inc.	73,700	740,630
The Southern Company	65,249	4,288,817
Tohoku Electric Power Company, Inc.	43,100	329,923
Tokyo Electric Power Company Holdings, Inc. (A)	162,900	427,874
Verbund AG	11,153	1,221,732
Xcel Energy, Inc.	33,172	2,280,575
		91,426,348
Gas utilities – 0.3%
AltaGas, Ltd.	31,374	628,400
APA Group	129,199	865,126
Atmos Energy Corp.	8,054	785,346
Beijing Enterprises Holdings, Ltd.	58,714	202,061
Brookfield Infrastructure Corp., Class A (C)	4,144	263,558
Chesapeake Utilities Corp.	1,923	251,336
China Gas Holdings, Ltd.	335,800	972,011
China Resources Gas Group, Ltd.	100,100	606,795
Enagas SA	22,309	507,813
ENN Energy Holdings, Ltd.	85,800	1,697,780
Hong Kong & China Gas Company, Ltd.	799,124	1,284,798
Kunlun Energy Company, Ltd.	430,490	455,304
National Fuel Gas Company	24,305	1,259,242
Naturgy Energy Group SA	26,395	678,945
New Jersey Resources Corp.	36,563	1,365,262
Northwest Natural Holding Company	3,516	180,898
ONE Gas, Inc.	20,068	1,441,284
Osaka Gas Company, Ltd.	38,700	725,431
Petronas Gas BHD	85,699	346,482
Snam SpA	220,001	1,300,779
South Jersey Industries, Inc.	11,622	288,342
Southwest Gas Holdings, Inc.	21,802	1,532,899
Spire, Inc.	19,431	1,296,048
Toho Gas Company, Ltd.	7,545	351,725
Tokyo Gas Company, Ltd.	39,100	751,610
UGI Corp.	55,635	2,576,457
		22,615,732
Independent power and renewable electricity producers – 0.1%
B. Grimm Power PCL, NVDR	90,400	129,630
Brookfield Renewable Corp., Class A	13,682	599,594
China Common Rich Renewable Energy Investments, Ltd. (A)(D)	1,136,000	31,404
China Longyuan Power Group Corp., Ltd., H Shares	363,300	740,459
China Power International Development, Ltd.	402,900	162,694
China Resources Power Holdings Company, Ltd.	214,332	526,683
Clearway Energy, Inc., Class A	3,607	107,272
Clearway Energy, Inc., Class C	9,607	301,564
Colbun SA	887,798	146,952
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Independent power and renewable electricity producers (continued)
EDP Renovaveis SA	30,089	$799,656
Electricity Generating PCL, NVDR	33,100	185,738
Energy Absolute PCL, NVDR	177,200	359,769
Engie Brasil Energia SA	20,483	148,746
Global Power Synergy PCL, NVDR	82,900	213,939
Gulf Energy Development PCL	43,000	55,660
Gulf Energy Development PCL, NVDR	299,200	387,287
Huaneng Power International, Inc., H Shares	387,864	187,617
Meridian Energy, Ltd.	192,712	711,761
Northland Power, Inc.	24,089	796,952
Ormat Technologies, Inc.	5,076	361,056
Ratch Group PCL, NVDR	98,800	144,778
Sunnova Energy International, Inc. (A)	9,726	352,081
The AES Corp.	41,063	980,174
Uniper SE	11,960	474,844
		8,906,310
Multi-utilities – 0.5%
AGL Energy, Ltd.	68,631	322,892
Algonquin Power & Utilities Corp.	65,833	1,022,208
Ameren Corp.	15,751	1,381,678
Atco, Ltd., Class I	9,441	317,656
Avista Corp.	7,850	328,523
Black Hills Corp.	23,776	1,672,166
Canadian Utilities, Ltd., Class A	15,180	429,658
CenterPoint Energy, Inc.	35,779	897,695
CMS Energy Corp.	17,840	1,144,079
Consolidated Edison, Inc.	21,130	1,594,259
Dominion Energy, Inc.	49,710	3,869,426
DTE Energy Company	11,940	1,436,860
E.ON SE	296,412	3,910,729
Engie SA	207,067	2,967,227
MDU Resources Group, Inc.	53,634	1,725,406
National Grid PLC	437,383	5,657,206
NiSource, Inc.	24,173	595,864
NorthWestern Corp.	19,209	1,221,692
Public Service Enterprise Group, Inc.	31,131	1,990,516
RWE AG	85,227	3,327,922
Sempra Energy	19,419	2,570,299
Suez SA	38,554	894,631
Unitil Corp.	1,739	86,254
Veolia Environnement SA	61,035	2,094,556
WEC Energy Group, Inc.	19,442	1,836,880
		43,296,282
Water utilities – 0.1%
American States Water Company	4,082	376,401
American Water Works Company, Inc.	11,185	2,038,466
Artesian Resources Corp., Class A	1,305	51,430
Beijing Enterprises Water Group, Ltd. (A)	477,700	197,021
Cadiz, Inc. (A)	2,534	34,057
California Water Service Group	5,720	363,506
Cia de Saneamento Basico do Estado de Sao Paulo	37,998	265,504
Essential Utilities, Inc.	59,589	2,957,402
Global Water Resources, Inc.	1,993	39,860
Guangdong Investment, Ltd.	321,980	447,159
Middlesex Water Company	1,945	212,802
Pure Cycle Corp. (A)	2,798	41,830
Severn Trent PLC	29,588	1,124,159
SJW Group	3,162	219,221
The York Water Company	1,596	82,306

The accompanying notes are an integral part of the financial statements.	104

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Water utilities (continued)
United Utilities Group PLC	84,721	$1,232,054
		9,683,178
		175,927,850
TOTAL COMMON STOCKS (Cost $6,078,332,294)		$7,873,003,553
PREFERRED SECURITIES – 0.4%
Consumer discretionary – 0.1%
Automobiles – 0.1%
Bayerische Motoren Werke AG	7,461	624,619
Hyundai Motor Company	2,721	239,925
Hyundai Motor Company, 2nd Preferred	4,255	363,407
Porsche Automobil Holding SE	20,423	2,066,156
Volkswagen AG	24,774	5,892,608
		9,186,715
Internet and direct marketing retail – 0.0%
Lojas Americanas SA	100,326	115,638
Textiles, apparel and luxury goods – 0.0%
Alpargatas SA (A)	20,100	233,116
		9,535,469
Consumer staples – 0.0%
Household products – 0.0%
Henkel AG & Company KGaA	23,716	2,317,127
Personal products – 0.0%
LG Household & Health Care, Ltd.	238	140,931
		2,458,058
Energy – 0.0%
Oil, gas and consumable fuels – 0.0%
Petroleo Brasileiro SA	525,733	2,764,501
Financials – 0.1%
Banks – 0.1%
Banco Bradesco SA	544,098	2,435,961
Bancolombia SA	155,759	1,297,596
Itau Unibanco Holding SA	534,767	3,199,832
Itausa SA	489,359	1,094,026
		8,027,415
Health care – 0.0%
Health care equipment and supplies – 0.0%
Sartorius AG	3,471	2,286,739
Information technology – 0.1%
Technology hardware, storage and peripherals – 0.1%
Samsung Electronics Company, Ltd.	96,523	5,884,666
Materials – 0.1%
Chemicals – 0.1%
Braskem SA, A Shares (A)	21,200	270,555
Fuchs Petrolub SE	9,059	458,738
LG Chem, Ltd.	899	267,451
Sociedad Quimica y Minera de Chile SA, B Shares	15,668	819,617
		1,816,361
Metals and mining – 0.0%
Bradespar SA	24,600	300,435
Gerdau SA	126,683	693,831
		994,266
		2,810,627
Utilities – 0.0%
Electric utilities – 0.0%
Centrais Eletricas Brasileiras SA, B Shares	28,579	208,755
Cia Energetica de Minas Gerais	119,359	311,855
Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
PREFERRED SECURITIES (continued)
Electric utilities (continued)
Cia Paranaense de Energia, B Shares	116,800	$154,505
		675,115
TOTAL PREFERRED SECURITIES (Cost $28,565,862)		$34,442,590
EXCHANGE-TRADED FUNDS – 2.4%
iShares MSCI India ETF	2,395,010	116,397,486
iShares MSCI Russia ETF (C)	239,440	10,827,477
KraneShares Bosera MSCI China A ETF (C)	339,628	15,334,204
VanEck Vectors Russia ETF (C)	1,040,234	30,458,052
Xtrackers Harvest CSI 300 China A-Shares ETF (C)	725,523	27,490,066
TOTAL EXCHANGE-TRADED FUNDS (Cost $147,261,033)		$200,507,285
RIGHTS – 0.0%
Pan American Silver Corp. (Expiration Date: 2-22-29) (A)(E)	37,553	28,916
TOTAL RIGHTS (Cost $11,142)		$28,916
WARRANTS – 0.0%
BTS Group Holdings PCL (Expiration Date: 11-20-26; Strike Price: THB 14.90) (A)	185,580	5,756
BTS Group Holdings PCL (Expiration Date: 11-7-24; Strike Price: THB 11.90) (A)	92,790	3,406
BTS Group Holdings PCL (Expiration Date: 9-5-22; Strike Price: THB 9.90) (A)	46,395	1,512
Cie Financiere Richemont SA (Expiration Date: 11-22-23; Strike Price: CHF 67.00) (A)	119,346	61,253
Minor International PCL (Expiration Date: 2-15-24; Strike Price: THB 31.00) (A)	9,247	1,257
Minor International PCL (Expiration Date: 5-5-23; Strike Price: THB 28.00) (A)	10,203	1,662
Minor International PCL (Expiration Date: 7-31-23; Strike Price: THB 21.60) (A)	20,359	6,692
Minor International PCL (Expiration Date: 9-30-21; Strike Price: THB 41.88) (A)	1,847	17
Nabors Industries, Ltd. (Expiration Date: 6-11-26; Strike Price: $166.67) (A)	439	2,546
Srisawad Corp. PCL (Expiration Date: 8-29-25; Strike Price: THB 100.00) (A)	4,236	1,784
Whiting Petroleum Corp., Class A (Expiration Date: 9-1-24; Strike Price: $73.44) (A)	701	3,827
Whiting Petroleum Corp., Class B (Expiration Date: 9-1-25; Strike Price: $83.45) (A)	350	2,030
TOTAL WARRANTS (Cost $11,112)		$91,742
SHORT-TERM INVESTMENTS – 4.9%
U.S. Government – 3.2%
U.S. Treasury Bill
0.011%, 09/21/2021 *	$4,000,000	3,999,917
0.040%, 09/09/2021 *	110,000,000	109,999,099
0.040%, 09/28/2021 *	29,000,000	28,999,239
0.042%, 09/28/2021 *	56,000,000	55,998,530
0.050%, 10/26/2021 *	16,600,000	16,598,605

The accompanying notes are an integral part of the financial statements.	105

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

Strategic Equity Allocation Fund (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government (continued)
U.S. Treasury Bill (continued)
0.050%, 10/28/2021 *	$44,000,000	$43,996,168
0.051%, 10/12/2021 *	13,000,000	12,999,408
		272,590,966
U.S. Government Agency – 0.5%
Federal Home Loan Bank Discount Note
0.018%, 09/01/2021 *	8,500,000	8,500,000
0.040%, 09/09/2021 *	35,000,000	34,999,689
		43,499,689
Short-term funds – 0.8%
John Hancock Collateral Trust, 0.0356% (F)(G)	6,704,524	67,092,842
Repurchase agreement – 0.4%
Repurchase Agreement with State Street Corp. dated 8-31-21 at 0.000% to be repurchased at $32,423,000 on 9-1-21, collateralized by $33,123,400 U.S. Treasury Notes, 0.125% due 8-31-23 (valued at $33,071,661)	$32,423,000	32,423,000
TOTAL SHORT-TERM INVESTMENTS (Cost $415,589,988)		$415,606,497
Total Investments (Strategic Equity Allocation Fund) (Cost $6,669,771,431) – 100.2%		$8,523,680,583
Other assets and liabilities, net – (0.2%)		(13,006,172)
TOTAL NET ASSETS – 100.0%		$8,510,674,411
Strategic Equity Allocation Fund (continued)
Currency Abbreviations
CHF	Swiss Franc
THB	Thai Bhat
Security Abbreviations and Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 8-31-21.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	Strike price and/or expiration date not available.
(F)	The rate shown is the annualized seven-day yield as of 8-31-21.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Canadian Dollar Currency Futures	150	Long	Sep 2021	$12,017,742	$11,898,000	$(119,742)
MSCI EAFE Index Futures	1,070	Long	Sep 2021	124,345,225	125,805,250	1,460,025
MSCI Emerging Markets Index Futures	882	Long	Sep 2021	57,803,375	57,294,720	(508,655)
Russell 2000 E-Mini Index Futures	65	Long	Sep 2021	7,052,229	7,381,400	329,171
S&P 500 Index E-Mini Futures	704	Long	Sep 2021	152,323,970	159,121,600	6,797,630
S&P Mid 400 Index E-Mini Futures	137	Long	Sep 2021	36,282,510	37,702,400	1,419,890
S&P/TSX 60 Index Futures	69	Long	Sep 2021	13,180,514	13,452,717	272,203
						$9,650,522

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
U.S. Sector Rotation Fund
	Shares or Principal Amount	Value
COMMON STOCKS – 96.8%
Communication services – 10.6%
Diversified telecommunication services – 1.0%
AT&T, Inc.	196,668	$5,392,637
Lumen Technologies, Inc.	27,400	337,020
Verizon Communications, Inc.	114,036	6,271,980
		12,001,637
Entertainment – 2.0%
Activision Blizzard, Inc.	25,671	2,114,520
Electronic Arts, Inc.	9,455	1,372,961
Live Nation Entertainment, Inc. (A)	4,773	413,819
Netflix, Inc. (A)	14,649	8,338,064
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Entertainment (continued)
Take-Two Interactive Software, Inc. (A)	3,821	$616,022
The Walt Disney Company (A)	60,029	10,883,258
		23,738,644
Interactive media and services – 6.5%
Alphabet, Inc., Class A (A)	8,847	25,602,776
Alphabet, Inc., Class C (A)	8,376	24,367,794
Facebook, Inc., Class A (A)	70,480	26,738,702

The accompanying notes are an integral part of the financial statements.	106

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Interactive media and services (continued)
Twitter, Inc. (A)	23,477	$1,514,267
		78,223,539
Media – 0.9%
Charter Communications, Inc., Class A (A)	3,146	2,569,212
Comcast Corp., Class A	104,732	6,355,138
Discovery, Inc., Series A (A)(B)	3,855	111,178
Discovery, Inc., Series C (A)	6,860	189,267
DISH Network Corp., Class A (A)	5,676	247,417
Fox Corp., Class A	7,469	279,639
Fox Corp., Class B	3,471	120,201
News Corp., Class A	8,935	200,769
News Corp., Class B	2,783	61,309
Omnicom Group, Inc.	4,913	359,730
The Interpublic Group of Companies, Inc.	8,986	334,549
ViacomCBS, Inc., Class B	13,833	573,378
		11,401,787
Wireless telecommunication services – 0.2%
T-Mobile US, Inc. (A)	16,142	2,211,777
		127,577,384
Consumer discretionary – 11.4%
Auto components – 0.1%
Aptiv PLC (A)	5,344	813,303
BorgWarner, Inc.	4,739	202,261
		1,015,564
Automobiles – 1.1%
Ford Motor Company (A)	77,471	1,009,447
General Motors Company (A)	25,224	1,236,228
Tesla, Inc. (A)	15,228	11,203,544
		13,449,219
Distributors – 0.1%
Genuine Parts Company	4,396	537,147
LKQ Corp. (A)	8,458	445,652
Pool Corp.	1,221	603,540
		1,586,339
Hotels, restaurants and leisure – 1.8%
Booking Holdings, Inc. (A)	1,159	2,665,318
Caesars Entertainment, Inc. (A)	5,890	598,601
Carnival Corp. (A)	22,531	543,898
Chipotle Mexican Grill, Inc. (A)	794	1,511,244
Darden Restaurants, Inc.	3,693	556,350
Domino's Pizza, Inc.	1,096	566,511
Expedia Group, Inc. (A)	3,992	576,844
Hilton Worldwide Holdings, Inc. (A)	7,861	981,524
Las Vegas Sands Corp. (A)	9,271	413,579
Marriott International, Inc., Class A (A)	7,536	1,018,415
McDonald's Corp.	21,059	5,000,670
MGM Resorts International	11,491	489,746
Norwegian Cruise Line Holdings, Ltd. (A)	10,441	269,795
Penn National Gaming, Inc. (A)	4,192	339,971
Royal Caribbean Cruises, Ltd. (A)	6,179	511,189
Starbucks Corp.	33,256	3,907,247
Wynn Resorts, Ltd. (A)	2,970	302,019
Yum! Brands, Inc.	8,408	1,101,700
		21,354,621
Household durables – 0.4%
D.R. Horton, Inc.	10,364	991,006
Garmin, Ltd.	4,735	825,926
Hamilton Beach Brands Holding Company, Class B	294	4,998
Leggett & Platt, Inc.	4,209	203,674
Lennar Corp., A Shares	8,713	934,992
Mohawk Industries, Inc. (A)	1,850	365,856
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Household durables (continued)
Newell Brands, Inc.	11,959	$303,878
NVR, Inc. (A)	108	559,434
PulteGroup, Inc.	8,356	450,054
Whirlpool Corp.	1,979	438,408
		5,078,226
Internet and direct marketing retail – 3.6%
Amazon.com, Inc. (A)	11,808	40,983,088
eBay, Inc.	17,827	1,368,044
Etsy, Inc. (A)	3,501	757,126
		43,108,258
Leisure products – 0.0%
Hasbro, Inc.	4,042	397,369
Multiline retail – 0.7%
Dollar General Corp.	10,028	2,235,341
Dollar Tree, Inc. (A)	9,848	891,638
Target Corp.	21,004	5,187,568
		8,314,547
Specialty retail – 2.9%
Advance Auto Parts, Inc.	2,765	560,880
AutoZone, Inc. (A)	913	1,414,374
Bath & Body Works, Inc.	11,186	754,831
Best Buy Company, Inc.	9,419	1,097,408
CarMax, Inc. (A)	6,893	863,073
Lowe's Companies, Inc.	29,867	6,089,583
O'Reilly Automotive, Inc. (A)	2,948	1,751,348
Ross Stores, Inc.	15,067	1,783,933
The Gap, Inc.	8,775	234,556
The Home Depot, Inc.	44,925	14,653,637
The TJX Companies, Inc.	50,956	3,705,520
Tractor Supply Company	4,870	945,998
Ulta Beauty, Inc. (A)	2,314	896,235
		34,751,376
Textiles, apparel and luxury goods – 0.7%
Hanesbrands, Inc.	11,030	206,040
NIKE, Inc., Class B	40,282	6,636,057
PVH Corp. (A)	2,252	235,987
Ralph Lauren Corp.	1,524	176,982
Tapestry, Inc. (A)	8,810	355,219
Under Armour, Inc., Class A (A)	5,961	137,938
Under Armour, Inc., Class C (A)	6,206	124,492
VF Corp.	10,160	776,935
		8,649,650
		137,705,169
Consumer staples – 4.1%
Beverages – 1.0%
Brown-Forman Corp., Class B	4,089	287,130
Constellation Brands, Inc., Class A	3,783	798,743
Molson Coors Beverage Company, Class B	4,217	200,434
Monster Beverage Corp. (A)	8,283	808,172
PepsiCo, Inc.	30,931	4,837,299
The Coca-Cola Company	86,875	4,891,931
		11,823,709
Food and staples retailing – 1.2%
Costco Wholesale Corp.	12,363	5,631,223
Sysco Corp.	14,307	1,139,553
The Kroger Company	21,173	974,593
Walgreens Boots Alliance, Inc.	20,064	1,018,248
Walmart, Inc.	38,399	5,686,892
		14,450,509
Food products – 0.6%
Archer-Daniels-Midland Company	12,508	750,480
Campbell Soup Company	4,545	189,663

The accompanying notes are an integral part of the financial statements.	107

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Food products (continued)
Conagra Brands, Inc.	10,745	$355,874
General Mills, Inc.	13,656	789,453
Hormel Foods Corp.	6,311	287,403
Kellogg Company	5,641	356,173
Lamb Weston Holdings, Inc.	3,275	213,366
McCormick & Company, Inc.	5,575	481,067
Mondelez International, Inc., Class A	31,448	1,951,977
The Hershey Company	3,277	582,323
The J.M. Smucker Company	2,453	303,363
The Kraft Heinz Company	14,513	522,323
Tyson Foods, Inc., Class A	6,599	518,153
		7,301,618
Household products – 0.7%
Church & Dwight Company, Inc.	4,478	374,629
Colgate-Palmolive Company	15,447	1,204,094
Kimberly-Clark Corp.	6,161	849,047
The Clorox Company	2,271	381,642
The Procter & Gamble Company	44,705	6,365,545
		9,174,957
Personal products – 0.1%
The Estee Lauder Companies, Inc., Class A	4,234	1,441,635
Tobacco – 0.5%
Altria Group, Inc.	41,431	2,081,079
Philip Morris International, Inc.	34,892	3,593,876
		5,674,955
		49,867,383
Energy – 2.1%
Energy equipment and services – 0.2%
Baker Hughes Company	20,278	461,933
Halliburton Company	24,802	495,544
NOV, Inc. (A)	10,890	143,421
Schlumberger NV	38,981	1,093,027
		2,193,925
Oil, gas and consumable fuels – 1.9%
APA Corp.	10,536	205,241
Cabot Oil & Gas Corp.	11,141	177,030
Chevron Corp.	53,879	5,213,871
ConocoPhillips	37,617	2,088,872
Devon Energy Corp.	16,605	490,678
Diamondback Energy, Inc.	5,046	389,248
EOG Resources, Inc.	16,269	1,098,483
Exxon Mobil Corp.	118,017	6,434,287
Hess Corp.	7,652	526,075
Kinder Morgan, Inc.	54,291	883,315
Marathon Oil Corp.	21,972	258,171
Marathon Petroleum Corp.	17,759	1,052,576
Occidental Petroleum Corp.	23,418	601,608
ONEOK, Inc.	12,420	652,298
Phillips 66	12,206	867,725
Pioneer Natural Resources Company	6,461	967,018
The Williams Companies, Inc.	33,864	836,102
Valero Energy Corp.	11,395	755,602
		23,498,200
		25,692,125
Financials – 10.7%
Banks – 3.6%
Bank of America Corp.	207,197	8,650,475
Citigroup, Inc.	56,794	4,084,057
Citizens Financial Group, Inc.	11,703	512,474
Comerica, Inc.	3,836	283,519
Fifth Third Bancorp	19,342	751,630
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Banks (continued)
First Republic Bank	4,835	$961,875
Huntington Bancshares, Inc.	40,540	629,586
JPMorgan Chase & Co.	83,174	13,303,681
KeyCorp	26,666	541,853
M&T Bank Corp.	3,535	494,935
People's United Financial, Inc.	11,749	193,036
Regions Financial Corp.	26,413	539,618
SVB Financial Group (A)	1,612	901,914
The PNC Financial Services Group, Inc.	11,673	2,230,710
Truist Financial Corp.	36,951	2,108,424
U.S. Bancorp	37,247	2,137,605
Wells Fargo & Company	113,574	5,190,332
Zions Bancorp NA	4,501	260,608
		43,776,332
Capital markets – 3.2%
Ameriprise Financial, Inc.	3,779	1,031,327
BlackRock, Inc.	4,625	4,362,716
Cboe Global Markets, Inc.	3,479	438,876
CME Group, Inc.	11,708	2,361,738
Franklin Resources, Inc.	8,880	288,067
Intercontinental Exchange, Inc.	18,349	2,193,256
Invesco, Ltd.	12,338	312,398
MarketAxess Holdings, Inc.	1,238	589,189
Moody's Corp.	5,249	1,998,662
Morgan Stanley	48,532	5,068,197
MSCI, Inc.	2,687	1,705,116
Nasdaq, Inc.	3,745	733,196
Northern Trust Corp.	6,786	804,277
Raymond James Financial, Inc.	3,988	557,921
S&P Global, Inc.	7,855	3,486,206
State Street Corp.	11,339	1,053,506
T. Rowe Price Group, Inc.	7,397	1,655,966
The Bank of New York Mellon Corp.	26,306	1,452,617
The Charles Schwab Corp.	48,904	3,562,656
The Goldman Sachs Group, Inc.	11,093	4,587,066
		38,242,953
Consumer finance – 0.7%
American Express Company	21,216	3,521,007
Capital One Financial Corp.	14,721	2,443,244
Discover Financial Services	9,941	1,274,635
Synchrony Financial	17,636	877,391
		8,116,277
Diversified financial services – 1.5%
Berkshire Hathaway, Inc., Class B (A)	61,799	17,660,300
NewStar Financial, Inc. (A)(C)	2,317	235
		17,660,535
Insurance – 1.7%
Aflac, Inc.	18,359	1,040,588
American International Group, Inc.	24,924	1,359,853
Aon PLC, Class A	6,554	1,880,080
Arthur J. Gallagher & Company	5,951	854,683
Assurant, Inc.	1,759	299,223
Chubb, Ltd.	13,061	2,402,179
Cincinnati Financial Corp.	4,351	536,913
Everest Re Group, Ltd.	1,164	308,344
Globe Life, Inc.	2,754	264,577
Lincoln National Corp.	5,198	356,843
Loews Corp.	6,497	362,987
Marsh & McLennan Companies, Inc.	14,770	2,321,844
MetLife, Inc.	21,612	1,339,944
Principal Financial Group, Inc.	7,347	490,853
Prudential Financial, Inc.	11,444	1,211,691
The Allstate Corp.	8,694	1,176,124

The accompanying notes are an integral part of the financial statements.	108

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Insurance (continued)
The Hartford Financial Services Group, Inc.	10,374	$697,340
The Progressive Corp.	16,996	1,637,395
The Travelers Companies, Inc.	7,305	1,166,682
Unum Group	5,932	157,910
W.R. Berkley Corp.	4,070	306,512
Willis Towers Watson PLC	3,746	826,817
		20,999,382
		128,795,479
Health care – 16.6%
Biotechnology – 1.7%
AbbVie, Inc.	47,945	5,790,797
Amgen, Inc.	15,597	3,517,591
Biogen, Inc. (A)	4,087	1,385,125
Gilead Sciences, Inc.	34,046	2,477,868
Incyte Corp. (A)	5,075	388,187
Moderna, Inc. (A)	8,284	3,120,500
Regeneron Pharmaceuticals, Inc. (A)	2,842	1,913,803
Vertex Pharmaceuticals, Inc. (A)	7,027	1,407,438
		20,001,309
Health care equipment and supplies – 6.0%
Abbott Laboratories	89,434	11,301,775
ABIOMED, Inc. (A)	2,280	829,829
Align Technology, Inc. (A)	3,625	2,570,125
Baxter International, Inc.	25,310	1,929,128
Becton, Dickinson and Company	14,638	3,684,385
Boston Scientific Corp. (A)	71,520	3,229,128
Danaher Corp.	31,953	10,357,884
Dentsply Sirona, Inc.	10,989	678,021
DexCom, Inc. (A)	4,868	2,577,217
Edwards Lifesciences Corp. (A)	31,289	3,666,445
Hologic, Inc. (A)	12,897	1,020,798
IDEXX Laboratories, Inc. (A)	4,292	2,891,778
Intuitive Surgical, Inc. (A)	5,960	6,279,218
Medtronic PLC	67,719	9,039,132
ResMed, Inc.	7,324	2,127,842
STERIS PLC	4,915	1,056,774
Stryker Corp.	16,498	4,571,596
Teleflex, Inc.	2,352	930,122
The Cooper Companies, Inc.	2,479	1,117,310
West Pharmaceutical Services, Inc.	3,716	1,678,220
Zimmer Biomet Holdings, Inc.	10,494	1,578,822
		73,115,549
Health care providers and services – 4.1%
AmerisourceBergen Corp.	7,444	909,731
Anthem, Inc.	12,324	4,623,102
Cardinal Health, Inc.	14,604	766,564
Centene Corp. (A)	29,331	1,847,266
Cigna Corp.	17,272	3,655,619
CVS Health Corp.	66,268	5,724,893
DaVita, Inc. (A)	3,528	461,357
HCA Healthcare, Inc.	13,228	3,346,419
Henry Schein, Inc. (A)	7,082	535,328
Humana, Inc.	6,494	2,632,797
Laboratory Corp. of America Holdings (A)	4,915	1,491,113
McKesson Corp.	7,962	1,625,363
Quest Diagnostics, Inc.	6,576	1,005,010
UnitedHealth Group, Inc.	47,500	19,772,825
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Health care providers and services (continued)
Universal Health Services, Inc., Class B	3,925	$611,358
		49,008,745
Health care technology – 0.1%
Cerner Corp.	15,166	1,157,924
Life sciences tools and services – 1.4%
Agilent Technologies, Inc.	9,938	1,743,821
Bio-Rad Laboratories, Inc., Class A (A)	706	568,203
Charles River Laboratories International, Inc. (A)	1,646	730,594
Illumina, Inc. (A)	4,781	2,185,682
IQVIA Holdings, Inc. (A)	6,277	1,630,325
Mettler-Toledo International, Inc. (A)	762	1,183,256
PerkinElmer, Inc.	3,671	678,401
Thermo Fisher Scientific, Inc.	12,871	7,142,761
Waters Corp. (A)	2,021	836,734
		16,699,777
Pharmaceuticals – 3.3%
Bristol-Myers Squibb Company	63,549	4,248,886
Catalent, Inc. (A)	4,846	632,112
Elanco Animal Health, Inc. (A)(C)	2,471	0
Eli Lilly & Company	22,644	5,848,719
Johnson & Johnson	74,913	12,969,688
Merck & Company, Inc.	72,030	5,495,169
Organon & Company	7,198	243,940
Perrigo Company PLC	3,799	155,569
Pfizer, Inc.	159,239	7,336,141
Viatris, Inc.	34,383	503,023
Zoetis, Inc.	13,506	2,762,787
		40,196,034
		200,179,338
Industrials – 7.0%
Aerospace and defense – 1.0%
General Dynamics Corp.	4,857	972,906
Howmet Aerospace, Inc.	8,294	263,335
Huntington Ingalls Industries, Inc.	854	174,361
L3Harris Technologies, Inc.	4,349	1,013,360
Lockheed Martin Corp.	5,190	1,867,362
Northrop Grumman Corp.	3,176	1,167,815
Raytheon Technologies Corp.	32,147	2,724,780
Teledyne Technologies, Inc. (A)	985	456,429
Textron, Inc.	4,789	348,017
The Boeing Company (A)	11,664	2,560,248
TransDigm Group, Inc. (A)	1,165	707,703
		12,256,316
Air freight and logistics – 0.6%
CH Robinson Worldwide, Inc.	3,999	360,150
Expeditors International of Washington, Inc.	5,079	633,047
FedEx Corp.	7,341	1,950,430
United Parcel Service, Inc., Class B	21,753	4,255,539
		7,199,166
Airlines – 0.2%
Alaska Air Group, Inc. (A)	3,744	214,681
American Airlines Group, Inc. (A)	19,288	384,603
Delta Air Lines, Inc. (A)	19,236	777,904
Southwest Airlines Company (A)	17,785	885,337
United Airlines Holdings, Inc. (A)	9,731	452,589
		2,715,114
Building products – 0.6%
A.O. Smith Corp.	4,591	333,858
Allegion PLC	3,072	442,337
Carrier Global Corp.	27,887	1,606,291

The accompanying notes are an integral part of the financial statements.	109

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Building products (continued)
Fortune Brands Home & Security, Inc.	4,726	$460,171
Johnson Controls International PLC	24,469	1,830,281
Masco Corp.	8,664	526,078
Trane Technologies PLC	8,164	1,620,554
		6,819,570
Commercial services and supplies – 0.5%
Cintas Corp.	3,680	1,456,434
Copart, Inc. (A)	8,681	1,252,842
Republic Services, Inc.	8,780	1,089,861
Rollins, Inc.	9,235	359,426
Waste Management, Inc.	16,194	2,511,851
		6,670,414
Construction and engineering – 0.1%
Quanta Services, Inc.	10,745	1,097,065
Electrical equipment – 0.5%
AMETEK, Inc.	6,118	831,864
Eaton Corp. PLC	10,558	1,777,545
Emerson Electric Company	15,888	1,676,184
Generac Holdings, Inc. (A)	1,668	728,883
Rockwell Automation, Inc.	3,075	1,000,759
		6,015,235
Industrial conglomerates – 0.9%
3M Company	14,837	2,889,357
General Electric Company	28,087	2,960,651
Honeywell International, Inc.	17,778	4,122,896
Roper Technologies, Inc.	2,694	1,301,956
		11,274,860
Machinery – 0.9%
Caterpillar, Inc.	10,066	2,122,617
Cummins, Inc.	2,687	634,078
Deere & Company	5,732	2,166,868
Dover Corp.	2,645	461,182
Fortive Corp.	6,221	459,545
IDEX Corp.	1,395	312,480
Illinois Tool Works, Inc.	5,282	1,229,967
Ingersoll Rand, Inc. (A)	7,137	378,404
Otis Worldwide Corp.	7,413	683,627
PACCAR, Inc.	6,380	522,331
Parker-Hannifin Corp.	2,372	703,701
Pentair PLC	3,054	235,647
Snap-on, Inc.	994	223,600
Stanley Black & Decker, Inc.	2,968	573,625
Wabtec Corp.	3,265	293,164
Xylem, Inc.	3,309	451,050
		11,451,886
Professional services – 0.6%
Equifax, Inc.	5,075	1,381,720
IHS Markit, Ltd.	15,621	1,883,893
Jacobs Engineering Group, Inc.	5,430	732,833
Leidos Holdings, Inc.	5,543	543,824
Nielsen Holdings PLC	14,949	320,806
Robert Half International, Inc.	4,703	486,290
Verisk Analytics, Inc.	6,759	1,363,696
		6,713,062
Road and rail – 0.9%
CSX Corp.	68,333	2,222,872
JB Hunt Transport Services, Inc.	2,510	445,274
Kansas City Southern	2,735	767,632
Norfolk Southern Corp.	7,526	1,908,142
Old Dominion Freight Line, Inc.	2,860	825,739
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Road and rail (continued)
Union Pacific Corp.	19,978	$4,332,030
		10,501,689
Trading companies and distributors – 0.2%
Fastenal Company	15,052	840,654
United Rentals, Inc. (A)	1,897	668,977
W.W. Grainger, Inc.	1,147	497,454
		2,007,085
		84,721,462
Information technology – 26.0%
Communications equipment – 0.9%
Arista Networks, Inc. (A)	1,735	641,135
Cisco Systems, Inc.	133,061	7,853,260
F5 Networks, Inc. (A)	1,882	383,119
Juniper Networks, Inc.	10,348	299,885
Motorola Solutions, Inc.	5,357	1,308,287
		10,485,686
Electronic equipment, instruments and components – 0.6%
Amphenol Corp., Class A	18,869	1,445,931
CDW Corp.	4,427	888,100
Corning, Inc.	24,462	978,235
IPG Photonics Corp. (A)	1,133	193,380
Keysight Technologies, Inc. (A)	5,817	1,043,453
TE Connectivity, Ltd.	10,427	1,566,344
Trimble, Inc. (A)	7,924	746,599
Zebra Technologies Corp., Class A (A)	1,690	992,317
		7,854,359
IT services – 4.3%
Accenture PLC, Class A	17,490	5,886,434
Akamai Technologies, Inc. (A)	4,485	507,926
Automatic Data Processing, Inc.	11,708	2,447,440
Broadridge Financial Solutions, Inc.	3,195	550,243
Cognizant Technology Solutions Corp., Class A	14,511	1,107,334
DXC Technology Company (A)	7,011	257,444
Fidelity National Information Services, Inc.	17,063	2,180,140
Fiserv, Inc. (A)	16,387	1,930,225
FleetCor Technologies, Inc. (A)	2,293	603,701
Gartner, Inc. (A)	2,368	731,096
Global Payments, Inc.	8,123	1,321,125
IBM Corp.	24,585	3,450,259
Jack Henry & Associates, Inc.	2,044	360,521
Mastercard, Inc., Class A	24,069	8,333,410
Paychex, Inc.	8,824	1,010,083
PayPal Holdings, Inc. (A)	32,322	9,330,069
The Western Union Company	11,260	243,666
VeriSign, Inc. (A)	2,727	589,741
Visa, Inc., Class A	46,549	10,664,376
		51,505,233
Semiconductors and semiconductor equipment – 4.9%
Advanced Micro Devices, Inc. (A)	33,600	3,720,192
Analog Devices, Inc.	14,874	2,423,756
Applied Materials, Inc.	25,377	3,429,194
Broadcom, Inc.	11,291	5,613,998
Enphase Energy, Inc. (A)	3,753	652,009
Intel Corp.	111,667	6,036,718
KLA Corp.	4,239	1,441,090
Lam Research Corp.	3,944	2,385,410
Microchip Technology, Inc.	7,564	1,190,271
Micron Technology, Inc. (A)	31,012	2,285,584
Monolithic Power Systems, Inc.	1,189	588,472
NVIDIA Corp.	68,914	15,426,399
NXP Semiconductors NV	7,626	1,640,581
Qorvo, Inc. (A)	3,113	585,337

The accompanying notes are an integral part of the financial statements.	110

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Semiconductors and semiconductor equipment (continued)
QUALCOMM, Inc.	31,194	$4,575,848
Skyworks Solutions, Inc.	4,565	837,495
Teradyne, Inc.	4,598	558,381
Texas Instruments, Inc.	25,539	4,875,650
Xilinx, Inc.	6,798	1,057,701
		59,324,086
Software – 8.8%
Adobe, Inc. (A)	14,128	9,376,754
ANSYS, Inc. (A)	2,576	941,167
Autodesk, Inc. (A)	6,503	2,016,515
Cadence Design Systems, Inc. (A)	8,225	1,344,623
Citrix Systems, Inc.	3,670	377,533
Fortinet, Inc. (A)	4,007	1,262,766
Intuit, Inc.	8,077	4,572,470
Microsoft Corp.	222,608	67,200,903
NortonLifeLock, Inc.	17,141	455,265
Oracle Corp.	53,693	4,785,657
Paycom Software, Inc. (A)	1,452	709,883
PTC, Inc. (A)	3,108	409,199
salesforce.com, Inc. (A)	28,543	7,571,602
ServiceNow, Inc. (A)	5,836	3,756,283
Synopsys, Inc. (A)	4,509	1,498,070
Tyler Technologies, Inc. (A)	1,204	584,783
		106,863,473
Technology hardware, storage and peripherals – 6.5%
Apple, Inc.	495,287	75,199,431
Hewlett Packard Enterprise Company	41,234	637,478
HP, Inc.	37,929	1,128,008
NetApp, Inc.	7,028	625,000
Seagate Technology Holdings PLC	6,287	550,678
Western Digital Corp. (A)	9,676	611,523
		78,752,118
		314,784,955
Materials – 2.2%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	6,091	1,641,585
Albemarle Corp.	3,212	760,409
Celanese Corp.	3,100	491,660
CF Industries Holdings, Inc.	5,903	268,114
Corteva, Inc.	20,285	891,931
Dow, Inc.	20,557	1,293,035
DuPont de Nemours, Inc.	14,645	1,084,023
Eastman Chemical Company	3,757	425,142
Ecolab, Inc.	6,846	1,542,815
FMC Corp.	3,547	332,106
International Flavors & Fragrances, Inc.	6,850	1,037,775
Linde PLC	14,316	4,503,670
LyondellBasell Industries NV, Class A	7,085	710,980
PPG Industries, Inc.	6,525	1,041,064
The Mosaic Company	9,511	306,064
The Sherwin-Williams Company	6,587	2,000,274
		18,330,647
Construction materials – 0.1%
Martin Marietta Materials, Inc.	1,716	654,225
Vulcan Materials Company	3,651	678,830
		1,333,055
Containers and packaging – 0.3%
Amcor PLC	42,429	545,213
Avery Dennison Corp.	2,284	514,791
Ball Corp.	9,033	866,807
International Paper Company	10,781	647,830
Packaging Corp. of America	2,614	396,544
Sealed Air Corp.	4,182	255,227
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Containers and packaging (continued)
Westrock Company	7,324	$381,141
		3,607,553
Metals and mining – 0.3%
Freeport-McMoRan, Inc.	40,331	1,467,645
Newmont Corp.	22,048	1,278,564
Nucor Corp.	8,235	968,107
		3,714,316
		26,985,571
Real estate – 4.7%
Equity real estate investment trusts – 4.5%
Alexandria Real Estate Equities, Inc.	7,700	1,589,049
American Tower Corp.	25,521	7,456,471
AvalonBay Communities, Inc.	7,836	1,798,989
Boston Properties, Inc.	7,972	900,756
Crown Castle International Corp.	24,258	4,722,790
Digital Realty Trust, Inc.	15,805	2,590,598
Duke Realty Corp.	21,047	1,105,178
Equinix, Inc.	5,028	4,240,867
Equity Residential	19,313	1,623,644
Essex Property Trust, Inc.	3,648	1,206,540
Extra Space Storage, Inc.	7,506	1,402,946
Federal Realty Investment Trust	3,971	483,549
Healthpeak Properties, Inc.	30,249	1,088,964
Host Hotels & Resorts, Inc. (A)	39,631	656,289
Iron Mountain, Inc.	16,206	773,837
Kimco Realty Corp.	33,727	734,911
Mid-America Apartment Communities, Inc.	6,426	1,236,170
Prologis, Inc.	41,522	5,591,353
Public Storage	8,544	2,764,924
Realty Income Corp.	20,968	1,514,309
Regency Centers Corp.	8,867	608,454
SBA Communications Corp.	6,137	2,202,999
Simon Property Group, Inc.	18,440	2,479,258
UDR, Inc.	16,660	899,973
Ventas, Inc.	21,056	1,177,873
Vornado Realty Trust	8,812	369,047
Welltower, Inc.	23,435	2,051,266
Weyerhaeuser Company	42,052	1,513,872
		54,784,876
Real estate management and development – 0.2%
CBRE Group, Inc., Class A (A)	18,840	1,814,292
		56,599,168
Utilities – 1.4%
Electric utilities – 0.9%
Alliant Energy Corp.	4,406	267,841
American Electric Power Company, Inc.	8,802	788,395
Duke Energy Corp.	13,549	1,418,038
Edison International	6,683	386,545
Entergy Corp.	3,534	390,896
Evergy, Inc.	4,038	276,401
Eversource Energy	6,050	548,917
Exelon Corp.	17,212	843,732
FirstEnergy Corp.	9,580	372,375
NextEra Energy, Inc.	34,548	2,901,687
NRG Energy, Inc.	4,311	196,883
Pinnacle West Capital Corp.	1,986	152,723
PPL Corp.	13,552	397,751
The Southern Company	18,646	1,225,602

The accompanying notes are an integral part of the financial statements.	111

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
COMMON STOCKS (continued)
Electric utilities (continued)
Xcel Energy, Inc.	9,480	$651,750
		10,819,536
Gas utilities – 0.0%
Atmos Energy Corp.	2,302	224,468
Independent power and renewable electricity producers – 0.0%
The AES Corp.	11,735	280,114
Multi-utilities – 0.4%
Ameren Corp.	4,501	394,828
CenterPoint Energy, Inc.	10,225	256,545
CMS Energy Corp.	5,098	326,935
Consolidated Edison, Inc.	6,038	455,567
Dominion Energy, Inc.	14,206	1,105,795
DTE Energy Company	3,412	410,600
NiSource, Inc.	6,908	170,282
Public Service Enterprise Group, Inc.	8,897	568,874
Sempra Energy	5,550	734,598
WEC Energy Group, Inc.	5,556	524,931
		4,948,955
Water utilities – 0.1%
American Water Works Company, Inc.	3,196	582,471
		16,855,544
TOTAL COMMON STOCKS (Cost $880,108,420)		$1,169,763,578
RIGHTS – 0.0%
Pan American Silver Corp. (Expiration Date: 2-22-29) (A)(D)	13,589	10,464
TOTAL RIGHTS (Cost $4,020)		$10,464
SHORT-TERM INVESTMENTS – 3.4%
U.S. Government – 0.9%
U.S. Treasury Bill 0.050%, 10/26/2021 *	$11,000,000	10,999,076
U.S. Sector Rotation Fund (continued)
	Shares or Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Government Agency – 1.7%
Federal Home Loan Bank Discount Note 0.040%, 09/09/2021 *	$20,000,000	$19,999,822
Short-term funds – 0.0%
John Hancock Collateral Trust, 0.0356% (E)(F)	9,685	96,923
Repurchase agreement – 0.8%
Repurchase Agreement with State Street Corp. dated 8-31-21 at 0.000% to be repurchased at $9,458,000 on 9-1-21, collateralized by $9,662,300 U.S. Treasury Notes, 0.125% due 8-31-23 (valued at $9,647,207)	$9,458,000	9,458,000
TOTAL SHORT-TERM INVESTMENTS (Cost $40,553,878)		$40,553,821
Total Investments (U.S. Sector Rotation Fund) (Cost $920,666,318) – 100.2%		$1,210,327,863
Other assets and liabilities, net – (0.2%)		(2,221,266)
TOTAL NET ASSETS – 100.0%		$1,208,106,597
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 8-31-21.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	Strike price and/or expiration date not available.
(E)	The rate shown is the annualized seven-day yield as of 8-31-21.
(F)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
S&P 500 Index E-Mini Futures	196	Long	Sep 2021	$43,052,008	$44,300,900	$1,248,892
						$1,248,892

^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
See Notes to financial statements regarding investment transactions and other derivatives information.
The accompanying notes are an integral part of the financial statements.	112

John Hancock Funds II
Portfolio of Investments — August 31, 2021 (showing percentage of total net assets)

The following funds had the following country composition as a percentage of net assets on 8-31-21:
Capital Appreciation Fund
United States	84.4%
Canada	5.9%
France	3.1%
Netherlands	2.3%
Taiwan	1.4%
Australia	1.3%
Argentina	1.2%
Other countries	0.4%
TOTAL	100.0%
Health Sciences Fund
United States	88.0%
Germany	3.3%
Switzerland	1.9%
United Kingdom	1.7%
Netherlands	1.5%
Denmark	1.1%
China	1.0%
Other countries	1.5%
TOTAL	100.0%
High Yield Fund
United States	81.3%
Cayman Islands	6.4%
Canada	3.7%
United Kingdom	1.7%
Luxembourg	1.3%
France	1.1%
Switzerland	1.0%
Other countries	3.5%
TOTAL	100.0%
Mid Cap Stock Fund
United States	89.3%
Canada	4.4%
Sweden	2.9%
Israel	2.8%
Other countries	0.6%
TOTAL	100.0%
Mid Value Fund
United States	81.2%
Canada	7.1%
United Kingdom	2.0%
Ireland	2.0%
Belgium	1.3%
South Africa	1.0%
Other countries	5.4%
TOTAL	100.0%
Science & Technology Fund
United States	76.2%
China	8.2%
Germany	5.2%
South Korea	3.3%
United Kingdom	1.4%
Netherlands	1.2%
Russia	1.2%
Other countries	3.3%
TOTAL	100.0%
Strategic Equity Allocation Fund
United States	65.0%
Japan	4.9%
United Kingdom	3.5%
China	2.8%
Switzerland	2.6%
France	2.6%
Germany	2.5%
Canada	2.4%
Australia	1.6%
Taiwan	1.5%
Other countries	10.6%
TOTAL	100.0%

The accompanying notes are an integral part of the financial statements.	113

John Hancock Funds II
Statements of assets and liabilities — August 31, 2021

Assets	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund	Health Sciences Fund
Unaffiliated investments, at value (including securities loaned)	$2,134,673,226	$1,431,340,021	$1,947,341,570	$428,633,288
Cash	—	159,763	—	210
Foreign currency, at value	—	7	—	109,537
Dividends and interest receivable	836,276	3,299,185	5,587,062	233,842
Receivable for fund shares sold	81,503	—	96,313	7,233
Receivable for investments sold	10,594,898	4,550,650	16,648,174	381,460
Receivable for delayed delivery securities sold	—	—	84,943,697	—
Receivable for securities lending income	—	—	44	—
Other assets	61,043	45,768	73,061	714,893
Total assets	2,146,246,946	1,439,395,394	2,054,689,921	430,080,463
Liabilities
Written options, at value	—	30,662,491	—	—
Payable for collateral on sale commitments	—	—	250,000	—
Payable for investments purchased	2,461,000	9,983,984	35,442,750	225,170
Payable for delayed delivery securities purchased	—	—	229,910,335	—
Payable for fund shares repurchased	6,842,763	2,677,169	350,340	2,468,355
Payable to affiliates
Investment management fees	—	—	—	1
Accounting and legal services fees	80,747	54,009	69,463	16,544
Trustees' fees	547	364	468	110
Other liabilities and accrued expenses	286,662	221,872	366,724	124,699
Total liabilities	9,671,719	43,599,889	266,390,080	2,834,879
Net assets	$2,136,575,227	$1,395,795,505	$1,788,299,841	$427,245,584
Net assets consist of
Paid-in capital	$248,585,432	$881,705,486	$1,758,423,556	$204,388,877
Total distributable earnings (loss)	1,887,989,795	514,090,019	29,876,285	222,856,707
Net assets	$2,136,575,227	$1,395,795,505	$1,788,299,841	$427,245,584
Unaffiliated investments, including repurchase agreements, at cost	$711,845,019	$1,111,338,640	$1,924,535,882	$251,217,052
Foreign currency, at cost	—	$7	—	$109,554
Premiums received on written options	—	$14,791,701	—	—
Securities loaned, at value	—	—	—	—
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$907,659,794	—	$184,695,336	—
Shares outstanding	37,727,755	—	13,997,576	—
Net asset value, offering price and redemption price per share	$24.06	—	$13.19	—
Class NAV
Net assets	$1,228,915,433	$1,395,795,505	$1,603,604,505	$427,245,584
Shares outstanding	50,818,742	111,097,762	121,741,220	61,795,428
Net asset value, offering price and redemption price per share	$24.18	$12.56	$13.17	$6.91
The accompanying notes are an integral part of the financial statements.	114

John Hancock Funds II
Statements of assets and liabilities — August 31, 2021

Assets	High Yield Fund	International Strategic Equity Allocation Fund	Mid Cap Stock Fund	Mid Value Fund
Unaffiliated investments, at value (including securities loaned)	$273,874,748	$1,713,644,730	$2,101,282,821	$1,845,961,079
Affiliated investments, at value	3,833,513	9,920,810	60,471,652	8,311,553
Repurchase agreements, at value	—	—	40,800,000	—
Total investments, at value	277,708,261	1,723,565,540	2,202,554,473	1,854,272,632
Receivable for centrally cleared swaps	704,980	—	—	—
Unrealized appreciation on forward foreign currency contracts	7,151	—	—	—
Receivable for futures variation margin	—	226,273	—	—
Cash	598,057	398,285	9,076	—
Foreign currency, at value	275,179	3,942,398	—	132
Collateral held at broker for futures contracts	156,140	4,604,557	—	—
Dividends and interest receivable	3,451,244	6,646,614	225,075	2,360,551
Receivable for fund shares sold	—	—	7,461,657	2,635
Receivable for investments sold	1,928,996	—	—	282,613
Receivable for securities lending income	2,915	14,137	20,061	2,049
Other assets	10,605	87,350	63,345	43,639
Total assets	284,843,528	1,739,485,154	2,210,333,687	1,856,964,251
Liabilities
Unrealized depreciation on forward foreign currency contracts	5,876	—	—	—
Payable for futures variation margin	1,211	—	—	—
Payable for investments purchased	267,883	—	—	1,106,152
Payable for delayed delivery securities purchased	1,034,085	—	—	—
Payable for fund shares repurchased	215,325	580,206	4,092,762	570,285
Payable upon return of securities loaned	3,833,260	9,917,527	60,366,856	8,314,135
Payable to affiliates
Accounting and legal services fees	10,745	66,675	81,981	69,822
Trustees' fees	73	444	553	467
Other liabilities and accrued expenses	120,699	242,010	270,891	208,923
Total liabilities	5,489,157	10,806,862	64,813,043	10,269,784
Net assets	$279,354,371	$1,728,678,292	$2,145,520,644	$1,846,694,467
Net assets consist of
Paid-in capital	$376,109,048	$1,382,422,168	$1,068,083,484	$1,306,430,596
Total distributable earnings (loss)	(96,754,677)	346,256,124	1,077,437,160	540,263,871
Net assets	$279,354,371	$1,728,678,292	$2,145,520,644	$1,846,694,467
Unaffiliated investments, including repurchase agreements, at cost	$289,265,064	$1,391,345,520	$1,534,776,544	$1,386,739,654
Affiliated investments, at cost	$3,832,815	$9,918,315	$60,450,751	$8,309,278
Foreign currency, at cost	$275,266	$3,937,875	—	$131
Securities loaned, at value	$3,580,953	$11,798,303	$93,843,498	$9,456,560
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class 1
Net assets	$279,354,371	—	$630,731,450	—
Shares outstanding	33,607,304	—	21,889,962	—
Net asset value, offering price and redemption price per share	$8.31	—	$28.81	—
Class NAV
Net assets	—	$1,728,678,292	$1,514,789,194	$1,846,694,467
Shares outstanding	—	150,623,909	51,561,667	96,446,096
Net asset value, offering price and redemption price per share	—	$11.48	$29.38	$19.15
The accompanying notes are an integral part of the financial statements.	115

John Hancock Funds II
Statements of assets and liabilities — August 31, 2021

Assets	Science & Technology Fund	Strategic Equity Allocation Fund	U.S. Sector Rotation Fund
Unaffiliated investments, at value (including securities loaned)	$211,733,105	$8,424,164,741	$1,200,772,940
Affiliated investments, at value	1,824,190	67,092,842	96,923
Repurchase agreements, at value	7,608,000	32,423,000	9,458,000
Total investments, at value	221,165,295	8,523,680,583	1,210,327,863
Receivable for futures variation margin	—	1,448,504	—
Cash	918	2,571	36,626
Foreign currency, at value	263,793	8,466,947	—
Collateral held at broker for futures contracts	—	37,658,521	2,672,000
Dividends and interest receivable	31,112	14,976,775	1,375,450
Receivable for fund shares sold	3,691	—	—
Receivable for investments sold	350,395	46	46
Receivable for securities lending income	8,063	136,706	134
Other assets	12,163	342,907	40,398
Total assets	221,835,430	8,586,713,560	1,214,452,517
Liabilities
Payable for futures variation margin	—	—	46,103
Payable for investments purchased	618,001	383	—
Payable for fund shares repurchased	2,164,400	7,275,067	5,938,594
Payable upon return of securities loaned	1,823,187	67,050,009	96,844
Payable to affiliates
Accounting and legal services fees	8,686	322,861	46,590
Trustees' fees	58	2,160	314
Other liabilities and accrued expenses	112,294	1,388,669	217,475
Total liabilities	4,726,626	76,039,149	6,345,920
Net assets	$217,108,804	$8,510,674,411	$1,208,106,597
Net assets consist of
Paid-in capital	$46,250,200	$5,801,638,849	$743,555,120
Total distributable earnings (loss)	170,858,604	2,709,035,562	464,551,477
Net assets	$217,108,804	$8,510,674,411	$1,208,106,597
Unaffiliated investments, including repurchase agreements, at cost	$161,688,731	$6,602,694,969	$920,569,422
Affiliated investments, at cost	$1,823,844	$67,076,462	$96,896
Foreign currency, at cost	$234,618	$8,514,448	—
Securities loaned, at value	$2,704,391	$71,376,136	$94,801
Net asset value per share
The funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class NAV
Net assets	$217,108,804	$8,510,674,411	$1,208,106,597
Shares outstanding	39,292,569	568,520,862	95,711,541
Net asset value, offering price and redemption price per share	$5.53	$14.97	$12.62
The accompanying notes are an integral part of the financial statements.	116

John Hancock Funds II
Statements of operations — For the year ended August 31, 2021

Investment income	Capital Appreciation Fund	Capital Appreciation Value Fund	Core Bond Fund	Health Sciences Fund
Dividends	$6,898,843	$13,102,189	—	$2,692,731
Interest	1,700	13,676,689	$38,186,234	601
Securities lending	38,717	1,800	110	—
Less foreign taxes withheld	(245,129)	(45,272)	—	(31,090)
Total investment income	6,694,131	26,735,406	38,186,344	2,662,242
Expenses
Investment management fees	14,553,422	12,212,849	14,606,767	4,329,109
Distribution and service fees	411,320	—	99,139	—
Accounting and legal services fees	298,732	212,432	364,095	64,443
Trustees' fees	37,813	26,837	50,270	8,316
Custodian fees	260,496	174,088	308,394	73,360
Printing and postage	14,417	14,389	14,814	14,368
Professional fees	98,023	91,549	147,545	79,946
Other	92,590	58,857	90,567	24,163
Total expenses	15,766,813	12,791,001	15,681,591	4,593,705
Less expense reductions	(175,465)	(629,166)	(214,520)	(248,280)
Net expenses	15,591,348	12,161,835	15,467,071	4,345,425
Net investment income (loss)	(8,897,217)	14,573,571	22,719,273	(1,683,183)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	560,565,600	227,222,523	28,444,797	62,574,609
Affiliated investments	(10,487)	(91)	(22)	—
Written options	—	5,981,954	—	—
	560,555,113	233,204,386	28,444,775	62,574,609
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(82,358,917)	101,256,163	(66,179,126)	60,319,973
Affiliated investments	(1,356)	(73)	—	—
Written options	—	(5,526,694)	—	—
	(82,360,273)	95,729,396	(66,179,126)	60,319,973
Net realized and unrealized gain (loss)	478,194,840	328,933,782	(37,734,351)	122,894,582
Increase (decrease) in net assets from operations	$469,297,623	$343,507,353	$(15,015,078)	$121,211,399
The accompanying notes are an integral part of the financial statements.	117

John Hancock Funds II
Statements of operations — For the year ended August 31, 2021

Investment income	High Yield Fund	International Strategic Equity Allocation Fund	Mid Cap Stock Fund	Mid Value Fund
Dividends	$213,800	$44,844,558	$3,661,991	$19,004,563
Interest	13,076,249	28,595	14,190	604,156
Securities lending	10,848	464,250	203,418	128,982
Less foreign taxes withheld	(710)	(4,086,040)	—	(621,005)
Non-cash dividends	—	—	—	7,318,279
Total investment income	13,300,187	41,251,363	3,879,599	26,434,975
Expenses
Investment management fees	1,621,270	10,881,578	16,699,739	14,812,475
Distribution and service fees	115,805	—	313,562	—
Accounting and legal services fees	33,251	248,975	289,215	225,191
Trustees' fees	3,903	31,924	35,165	25,718
Custodian fees	39,246	637,946	221,459	156,194
Printing and postage	14,356	14,393	15,301	14,382
Professional fees	97,686	129,155	114,117	87,240
Other	21,263	59,000	63,915	50,959
Total expenses	1,946,780	12,002,971	17,752,473	15,372,159
Less expense reductions	(19,686)	(2,301,879)	(169,906)	(843,470)
Net expenses	1,927,094	9,701,092	17,582,567	14,528,689
Net investment income (loss)	11,373,093	31,550,271	(13,702,968)	11,906,286
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	3,748,919	111,463,443	636,169,677	135,182,909
Affiliated investments	(453)	7,554	23,204	19,799
Futures contracts	(123,167)	13,410,623	—	—
Forward foreign currency contracts	(70,250)	—	—	—
Swap contracts	126,508	—	—	—
	3,681,557	124,881,620	636,192,881	135,202,708
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	8,705,875	198,426,229	(40,582,956)	262,694,148
Affiliated investments	693	(47,567)	(33,449)	(26,327)
Futures contracts	(4,582)	(2,399,984)	—	—
Forward foreign currency contracts	123,664	—	—	—
Swap contracts	(29,353)	—	—	—
	8,796,297	195,978,678	(40,616,405)	262,667,821
Net realized and unrealized gain (loss)	12,477,854	320,860,298	595,576,476	397,870,529
Increase in net assets from operations	$23,850,947	$352,410,569	$581,873,508	$409,776,815
The accompanying notes are an integral part of the financial statements.	118

John Hancock Funds II
Statements of operations — For the year ended August 31, 2021

Investment income	Science & Technology Fund	Strategic Equity Allocation Fund	U.S. Sector Rotation Fund
Dividends	$1,406,844	$143,548,970	$17,346,910
Interest	16,560	111,653	13,056
Securities lending	31,048	1,955,304	7,410
Less foreign taxes withheld	(85,347)	(7,067,747)	(826)
Total investment income	1,369,105	138,548,180	17,366,550
Expenses
Investment management fees	2,937,204	49,811,177	7,695,554
Accounting and legal services fees	41,009	1,145,541	176,447
Trustees' fees	5,988	138,474	23,032
Custodian fees	75,338	1,433,655	161,939
Printing and postage	14,367	16,889	14,384
Professional fees	66,219	340,180	101,513
Other	21,284	212,886	51,971
Total expenses	3,161,409	53,098,802	8,224,840
Less expense reductions	(154,276)	(10,537,381)	(1,627,925)
Net expenses	3,007,133	42,561,421	6,596,915
Net investment income (loss)	(1,638,028)	95,986,759	10,769,635
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	138,113,926	1,075,868,605	247,345,108
Affiliated investments	1,303	88,340	899
Futures contracts	—	91,737,141	13,582,472
Forward foreign currency contracts	—	(818,026)	—
	138,115,229	1,166,876,060	260,928,479
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(53,603,482)	771,378,084	61,550,087
Affiliated investments	(2,043)	(141,257)	(1,406)
Futures contracts	—	(5,755,536)	(951,824)
Forward foreign currency contracts	—	912,300	—
	(53,605,525)	766,393,591	60,596,857
Net realized and unrealized gain (loss)	84,509,704	1,933,269,651	321,525,336
Increase in net assets from operations	$82,871,676	$2,029,256,410	$332,294,971
The accompanying notes are an integral part of the financial statements.	119

John Hancock Funds II
Statements of changes in net assets

	Capital Appreciation Fund		Capital Appreciation Value Fund		Core Bond Fund
Increase (decrease) in net assets	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
From operations
Net investment income (loss)	$(8,897,217)	$(3,462,785)	$14,573,571	$17,284,127	$22,719,273	$49,991,767
Net realized gain	560,555,113	317,258,341	233,204,386	215,718,533	28,444,775	141,018,658
Change in net unrealized appreciation (depreciation)	(82,360,273)	609,814,990	95,729,396	(50,839,592)	(66,179,126)	(13,324,621)
Increase (decrease) in net assets resulting from operations	469,297,623	923,610,546	343,507,353	182,163,068	(15,015,078)	177,685,804
Distributions to shareholders
From earnings
Class 1	(137,564,075)	(56,812,578)	—	—	(11,967,506)	(5,663,456)
Class NAV	(217,716,247)	(118,001,591)	(244,603,933)	(163,904,965)	(149,414,270)	(84,643,885)
Total distributions	(355,280,322)	(174,814,169)	(244,603,933)	(163,904,965)	(161,381,776)	(90,307,341)
From fund share transactions
From fund share transactions	(160,715,577)	(302,337,259)	(144,992,873)	(183,411,560)	(748,913,797)	(241,509,188)
Total increase (decrease)	(46,698,276)	446,459,118	(46,089,453)	(165,153,457)	(925,310,651)	(154,130,725)
Net assets
Beginning of year	2,183,273,503	1,736,814,385	1,441,884,958	1,607,038,415	2,713,610,492	2,867,741,217
End of year	$2,136,575,227	$2,183,273,503	$1,395,795,505	$1,441,884,958	$1,788,299,841	$2,713,610,492
	Health Sciences Fund		High Yield Fund		International Strategic Equity Allocation Fund
Increase (decrease) in net assets	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
From operations
Net investment income (loss)	$(1,683,183)	$(886,617)	$11,373,093	$12,152,111	$31,550,271	$33,836,684
Net realized gain (loss)	62,574,609	19,376,248	3,681,557	(5,557,140)	124,881,620	(16,781,002)
Change in net unrealized appreciation (depreciation)	60,319,973	74,906,432	8,796,297	(201,371)	195,978,678	134,577,310
Increase in net assets resulting from operations	121,211,399	93,396,063	23,850,947	6,393,600	352,410,569	151,632,992
Distributions to shareholders
From earnings
Class 1	—	—	(11,176,548)	(13,263,417)	—	—
Class NAV	(28,188,283)	(10,491,735)	—	—	(29,611,689)	(48,976,734)
Total distributions	(28,188,283)	(10,491,735)	(11,176,548)	(13,263,417)	(29,611,689)	(48,976,734)
From fund share transactions
From fund share transactions	(93,850,844)	73,156,528	64,345,818	(41,216,177)	(308,361,789)	(22,035,645)
Total increase (decrease)	(827,728)	156,060,856	77,020,217	(48,085,994)	14,437,091	80,620,613
Net assets
Beginning of year	428,073,312	272,012,456	202,334,154	250,420,148	1,714,241,201	1,633,620,588
End of year	$427,245,584	$428,073,312	$279,354,371	$202,334,154	$1,728,678,292	$1,714,241,201
The accompanying notes are an integral part of the financial statements.	120

John Hancock Funds II
Statements of changes in net assets

	Mid Cap Stock Fund		Mid Value Fund		Science & Technology Fund
Increase (decrease) in net assets	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
From operations
Net investment income (loss)	$(13,702,968)	$(7,548,649)	$11,906,286	$14,163,421	$(1,638,028)	$1,168,951
Net realized gain	636,192,881	378,123,836	135,202,708	19,096,216	138,115,229	47,749,983
Change in net unrealized appreciation (depreciation)	(40,616,405)	229,210,337	262,667,821	87,816,613	(53,605,525)	72,345,467
Increase in net assets resulting from operations	581,873,508	599,785,524	409,776,815	121,076,250	82,871,676	121,264,401
Distributions to shareholders
From earnings
Class 1	(149,685,105)	(51,552,722)	—	—	—	—
Class NAV	(307,295,923)	(139,556,442)	(48,958,611)	(34,817,897)	(62,832,282)	(25,176,071)
Total distributions	(456,981,028)	(191,109,164)	(48,958,611)	(34,817,897)	(62,832,282)	(25,176,071)
From fund share transactions
From fund share transactions	179,671,998	(158,836,130)	163,868,600	5,201,638	(166,090,302)	(16,965,217)
Total increase (decrease)	304,564,478	249,840,230	524,686,804	91,459,991	(146,050,908)	79,123,113
Net assets
Beginning of year	1,840,956,166	1,591,115,936	1,322,007,663	1,230,547,672	363,159,712	284,036,599
End of year	$2,145,520,644	$1,840,956,166	$1,846,694,467	$1,322,007,663	$217,108,804	$363,159,712
	Strategic Equity Allocation Fund		U.S. Sector Rotation Fund
Increase (decrease) in net assets	Year ended 8-31-21	Year ended 8-31-20	Year ended 8-31-21	Year ended 8-31-20
From operations
Net investment income	$95,986,759	$127,307,237	$10,769,635	$20,137,853
Net realized gain	1,166,876,060	127,972,793	260,928,479	73,990,019
Change in net unrealized appreciation (depreciation)	766,393,591	810,620,910	60,596,857	152,965,549
Increase in net assets resulting from operations	2,029,256,410	1,065,900,940	332,294,971	247,093,421
Distributions to shareholders
From earnings
Class NAV	(468,363,031)	(243,595,412)	(127,527,639)	(127,843,285)
Total distributions	(468,363,031)	(243,595,412)	(127,527,639)	(127,843,285)
From fund share transactions
From fund share transactions	(632,350,355)	(569,005,474)	(291,544,447)	(321,321,113)
Total increase (decrease)	928,543,024	253,300,054	(86,777,115)	(202,070,977)
Net assets
Beginning of year	7,582,131,387	7,328,831,333	1,294,883,712	1,496,954,689
End of year	$8,510,674,411	$7,582,131,387	$1,208,106,597	$1,294,883,712
The accompanying notes are an integral part of the financial statements.	121

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
Capital Appreciation Fund
Class 1
08-31-2021	23.01	(0.10)	5.14	5.04	—	(3.99)	(3.99)	24.06	24.71	0.79	0.78	(0.46)	908	45
08-31-2020	15.66	(0.04)	9.09	9.05	—	(1.70)	(1.70)	23.01	62.93	0.80	0.79	(0.23)	810	47
08-31-2019	18.80	—[3]	(0.46)	(0.46)	(0.02)	(2.66)	(2.68)	15.66	0.84	0.80	0.79	(0.03)	584	50
08-31-2018	18.56	0.02	4.25	4.27	(0.01)	(4.02)	(4.03)	18.80	26.71	0.79	0.78	0.11	687	39
08-31-2017	16.60	0.01	3.89	3.90	(0.01)	(1.93)	(1.94)	18.56	26.53	0.79	0.78	0.07	582	45
Class NAV
08-31-2021	23.10	(0.09)	5.16	5.07	—	(3.99)	(3.99)	24.18	24.75	0.74	0.73	(0.41)	1,229	45
08-31-2020	15.71	(0.03)	9.12	9.09	—[3]	(1.70)	(1.70)	23.10	63.00	0.75	0.74	(0.18)	1,373	47
08-31-2019	18.85	—[3]	(0.45)	(0.45)	(0.03)	(2.66)	(2.69)	15.71	0.89	0.75	0.74	0.03	1,153	50
08-31-2018	18.60	0.03	4.26	4.29	(0.02)	(4.02)	(4.04)	18.85	26.76	0.74	0.73	0.15	1,128	39
08-31-2017	16.63	0.02	3.90	3.92	(0.02)	(1.93)	(1.95)	18.60	26.62	0.74	0.73	0.11	1,222	45
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Less than $0.005 per share.
Capital Appreciation Value Fund
Class NAV
08-31-2021	11.92	0.12	2.63	2.75	(0.14)	(1.97)	(2.11)	12.56	25.84	0.86	0.82	0.98	1,396	57
08-31-2020	11.75	0.14	1.33	1.47	(0.20)	(1.10)	(1.30)	11.92	13.38	0.87	0.83	1.20	1,442	79
08-31-2019	12.27	0.19	0.76	0.95	(0.33)	(1.14)	(1.47)	11.75	10.07	0.85	0.81	1.66	1,607	63
08-31-2018	12.26	0.27	1.06	1.33	(0.18)	(1.14)	(1.32)	12.27	11.61	0.85	0.81	2.28	1,785	78
08-31-2017	11.62	0.18	1.06	1.24	(0.20)	(0.40)	(0.60)	12.26	11.26	0.85	0.81	1.51	1,880	61
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Core Bond Fund
Class 1
08-31-2021	13.96	0.11	(0.08)	0.03	(0.22)	(0.58)	(0.80)	13.19	0.17	0.66	0.65	0.84	185	310
08-31-2020	13.50	0.23	0.66	0.89	(0.31)	(0.12)	(0.43)	13.96	6.76	0.66	0.65	1.73	207	347
08-31-2019	12.66	0.33	0.86	1.19	(0.35)	—	(0.35)	13.50	9.59	0.66	0.65	2.60	175	447
08-31-2018	13.15	0.27	(0.48)	(0.21)	(0.28)	—	(0.28)	12.66	(1.58)	0.67	0.66	2.08	161	277
08-31-2017	13.49	0.22	(0.17)	0.05	(0.24)	(0.15)	(0.39)	13.15	0.46	0.67	0.66	1.70	190	363
Class NAV
08-31-2021	13.94	0.12	(0.08)	0.04	(0.23)	(0.58)	(0.81)	13.17	0.22	0.61	0.60	0.89	1,604	310
08-31-2020	13.47	0.24	0.66	0.90	(0.31)	(0.12)	(0.43)	13.94	6.90	0.61	0.60	1.81	2,507	347
08-31-2019	12.64	0.34	0.84	1.18	(0.35)	—	(0.35)	13.47	9.58	0.61	0.60	2.63	2,693	447
08-31-2018	13.13	0.27	(0.47)	(0.20)	(0.29)	—	(0.29)	12.64	(1.54)	0.62	0.61	2.14	1,548	277
08-31-2017	13.47	0.23	(0.17)	0.06	(0.25)	(0.15)	(0.40)	13.13	0.51	0.62	0.61	1.77	1,615	363
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Health Sciences Fund
Class NAV
08-31-2021	5.60	(0.02)	1.71	1.69	—	(0.38)	(0.38)	6.91	31.27	1.02	0.97	(0.38)	427	35
08-31-2020	4.53	(0.01)	1.27	1.26	—	(0.19)	(0.19)	5.60	28.39	1.11	1.05	(0.28)	428	47
08-31-2019	5.10	(0.01)	(0.28)	(0.29)	—	(0.28)	(0.28)	4.53	(4.87)	1.11	1.05	(0.17)	272	42
08-31-2018	5.01	(0.01)	0.95	0.94	—	(0.85)	(0.85)	5.10	22.04	1.10	1.04	(0.30)	309	46
08-31-2017	5.59	(0.01)	0.74	0.73	—	(1.31)	(1.31)	5.01	18.48	1.14	1.07	(0.27)	320	131
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
High Yield Fund
Class 1
08-31-2021	7.86	0.40	0.46	0.86	(0.41)	—	(0.41)	8.31	11.30	0.84	0.83	4.91	279	82
08-31-2020	8.04	0.43	(0.14)	0.29	(0.47)	—	(0.47)	7.86	4.01	0.85	0.84	5.54	202	81
08-31-2019	8.17	0.46	(0.10)	0.36	(0.49)	—	(0.49)	8.04	4.32	0.82	0.81	5.77	250	51
08-31-2018	8.30	0.47	(0.12)	0.35	(0.48)	—	(0.48)	8.17	4.81	0.79	0.79	5.69	282	60
08-31-2017	8.17	0.49	0.17	0.66	(0.53)	—	(0.53)	8.30	8.31	0.79	0.78	5.89	339	56
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
The accompanying notes are an integral part of the financial statements.	122

John Hancock Funds II
Financial highlights

Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reductions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)
International Strategic Equity Allocation Fund
Class NAV
08-31-2021	9.55	0.19	1.92	2.11	(0.18)	—	(0.18)	11.48	22.25	0.69	0.56	1.81	1,729	63
08-31-2020	9.01	0.19	0.62	0.81	(0.27)	—	(0.27)	9.55	8.98	0.69	0.56	2.07	1,714	76
08-31-2019	11.21	0.26	(0.85)	(0.59)	(0.26)	(1.35)	(1.61)	9.01	(3.97)	0.69	0.56	2.74	1,634	57
08-31-2018	11.78	0.25	(0.01)	0.24	(0.29)	(0.52)	(0.81)	11.21	1.81	0.68	0.55	2.15	1,832	94
08-31-2017[3]	10.00	0.23	1.59	1.82	(0.03)	(0.01)	(0.04)	11.78	18.26[4]	0.69[5]	0.56[5]	2.43[5]	2,049	112
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 10-17-16 (commencement of operations) to 8-31-17. 4. Not annualized. 5. Annualized.
Mid Cap Stock Fund
Class 1
08-31-2021	27.74	(0.20)	8.88	8.68	—	(7.61)	(7.61)	28.81	33.87	0.92	0.91	(0.72)	631	91
08-31-2020	22.24	(0.11)	8.38	8.27	—	(2.77)	(2.77)	27.74	41.40	0.92	0.92	(0.51)	547	86
08-31-2019	25.90	(0.12)	0.28	0.16	—	(3.82)	(3.82)	22.24	5.71	0.92	0.92	(0.54)	438	61[3]
08-31-2018	22.14	(0.10)	6.01	5.91	—	(2.15)	(2.15)	25.90	28.68	0.92	0.91	(0.44)	447	67
08-31-2017	18.86	(0.03)	3.40	3.37	—	(0.09)	(0.09)	22.14	17.86	0.92	0.91	(0.16)	365	89
Class NAV
08-31-2021	28.15	(0.19)	9.03	8.84	—	(7.61)	(7.61)	29.38	33.91	0.87	0.86	(0.67)	1,515	91
08-31-2020	22.52	(0.10)	8.50	8.40	—	(2.77)	(2.77)	28.15	41.47	0.87	0.87	(0.46)	1,294	86
08-31-2019	26.16	(0.11)	0.29	0.18	—	(3.82)	(3.82)	22.52	5.74	0.87	0.87	(0.49)	1,153	61[3]
08-31-2018	22.33	(0.09)	6.07	5.98	—	(2.15)	(2.15)	26.16	28.75	0.87	0.86	(0.39)	1,258	67
08-31-2017	19.01	(0.02)	3.43	3.41	—	(0.09)	(0.09)	22.33	17.99	0.87	0.86	(0.12)	1,245	89
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Excludes merger activity.
Mid Value Fund
Class NAV
08-31-2021	14.91	0.13	4.70	4.83	(0.21)	(0.38)	(0.59)	19.15	33.10	0.99	0.93	0.76	1,847	41
08-31-2020	14.27	0.17	0.90	1.07	(0.26)	(0.17)	(0.43)	14.91	7.40	0.99	0.94	1.18	1,322	45
08-31-2019	17.08	0.22	(1.81)	(1.59)	(0.15)	(1.07)	(1.22)	14.27	(8.82)	0.99	0.94	1.48	1,231	42
08-31-2018	16.00	0.12	1.90	2.02	(0.13)	(0.81)	(0.94)	17.08	12.96	0.99	0.94	0.72	1,439	39
08-31-2017	15.88	0.16	1.52	1.68	(0.14)	(1.42)	(1.56)	16.00	10.83	0.99	0.94	0.98	1,224	55
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
Science & Technology Fund
Class NAV
08-31-2021	5.22	(0.03)	1.47	1.44	(0.01)	(1.12)	(1.13)	5.53	30.29	1.10	1.04	(0.57)	217	86
08-31-2020	3.87	0.02[3]	1.69	1.71	—	(0.36)	(0.36)	5.22	47.55	1.10	1.06	0.40[3]	363	116
08-31-2019	5.99	(0.01)	(0.32)	(0.33)	—	(1.79)	(1.79)	3.87	3.19	1.10	1.06	(0.36)	284	110
08-31-2018	13.85	(0.03)	2.33	2.30	—	(10.16)	(10.16)	5.99	30.59	1.10	1.05	(0.47)	252	108
08-31-2017	11.75	(0.02)	3.17	3.15	(0.02)	(1.03)	(1.05)	13.85	29.39	1.07	1.03	(0.13)	355	93
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 1.00%, respectively.
Strategic Equity Allocation Fund
Class NAV
08-31-2021	12.36	0.16	3.27	3.43	(0.20)	(0.62)	(0.82)	14.97	28.84	0.66	0.53	1.20	8,511	79
08-31-2020	11.14	0.20	1.41	1.61	(0.26)	(0.13)	(0.39)	12.36	14.54	0.67	0.54	1.77	7,582	96
08-31-2019	13.46	0.24	(0.75)	(0.51)	(0.23)	(1.58)	(1.81)	11.14	(1.78)	0.67	0.54	2.12	7,329	80
08-31-2018	13.99	0.22	1.42	1.64	(0.26)	(1.91)	(2.17)	13.46	12.48	0.66	0.54	1.64	7,690	115
08-31-2017	13.14	0.24	1.85	2.09	(0.24)	(1.00)	(1.24)	13.99	17.12	0.66	0.53	1.78	7,636	67
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods.
U.S. Sector Rotation Fund
Class NAV
08-31-2021	10.76	0.10	2.93	3.03	(0.17)	(1.00)	(1.17)	12.62	30.62	0.67	0.53	0.87	1,208	91
08-31-2020	9.86	0.16	1.79	1.95	(0.19)	(0.86)	(1.05)	10.76	20.74	0.67	0.54	1.63	1,295	113
08-31-2019	13.13	0.17	(0.72)	(0.55)	(0.19)	(2.53)	(2.72)	9.86	(0.34)	0.66	0.53	1.66	1,497	92
08-31-2018	11.57	0.15	2.14	2.29	(0.17)	(0.56)	(0.73)	13.13	20.43	0.66	0.53	1.26	1,714	128
08-31-2017[3]	10.00	0.15	1.46	1.61	(0.04)	—	(0.04)	11.57	16.08[4]	0.66[5]	0.53[5]	1.45[5]	1,955	119
1. Based on average daily shares outstanding. 2. Total returns would have been lower had certain expenses not been reduced during the applicable periods. 3. Period from 9-26-16 (commencement of operations) to 8-31-17. 4. Not annualized. 5. Annualized.
The accompanying notes are an integral part of the financial statements.	123

John Hancock Funds II
Notes to financial statements

1.  Organization
John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series, eleven of which are presented in this report (the funds).
The funds may offer multiple classes of shares. The shares currently offered by a specific fund are detailed in the Statements of assets and liabilities. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
2.  Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The funds qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the funds:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the funds' Valuation Policies and Procedures.
In order to value the securities, the funds use the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations typically are valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the funds' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the funds' Pricing Committee, following procedures established by the Board of Trustees. The funds use fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The funds use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the funds' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

Significant accounting policies, continued

The following is a summary of the values by input classification of the funds' investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Capital Appreciation Fund
Investments in securities:
Assets
Common stocks
Communication services	$354,716,414	$354,716,414	—	—
Consumer discretionary	559,509,896	493,246,937	$66,262,959	—
Consumer staples	66,841,709	66,841,709	—	—
Financials	28,355,006	28,355,006	—	—
Health care	112,824,972	112,824,972	—	—
Industrials	28,281,781	28,281,781	—	—
Information technology	983,651,575	935,467,803	48,183,772	—
Short-term investments	491,873	491,873	—	—
Total investments in securities	$2,134,673,226	$2,020,226,495	$114,446,731	—

Capital Appreciation Value Fund
Investments in securities:
Assets
Common stocks	$1,007,714,580	$1,007,714,580	—	—
Preferred securities	19,598,689	19,598,689	—	—
Corporate bonds	114,181,261	—	$114,181,261	—
Term loans	150,511,482	—	150,511,482	—
Short-term investments	139,334,009	139,334,009	—	—
Total investments in securities	$1,431,340,021	$1,166,647,278	$264,692,743	—
Derivatives:
Liabilities
Written options	$(30,662,491)	—	$(30,662,491)	—

Core Bond Fund
Investments in securities:
Assets
U.S. Government and Agency obligations	$1,045,618,896	—	$1,045,618,896	—
Foreign government obligations	19,079,172	—	19,079,172	—
Corporate bonds	529,457,285	—	529,457,285	—
Municipal bonds	5,418,369	—	5,418,369	—
Collateralized mortgage obligations	170,610,544	—	170,610,544	—
Asset backed securities	148,770,077	—	148,770,077	—
Short-term investments	28,387,227	$28,387,227	—	—
Total investments in securities	$1,947,341,570	$28,387,227	$1,918,954,343	—

Health Sciences Fund
Investments in securities:
Assets
Common stocks
Consumer discretionary	$733,633	—	$263,095	$470,538
Consumer staples	80,728	$80,728	—	—
Financials	3,300,409	3,300,409	—	—
Health care	417,493,799	391,066,256	26,405,636	21,907
Preferred securities
Consumer discretionary	1,050,695	—	—	1,050,695
Health care	2,855,294	—	2,855,294	—
Warrants	19,663	19,663	—	—
Short-term investments	3,099,067	3,099,067	—	—
Total investments in securities	$428,633,288	$397,566,123	$29,524,025	$1,543,140

Significant accounting policies, continued

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
High Yield Fund
Investments in securities:
Assets
Foreign government obligations	$1,813,458	—	$1,813,458	—
Corporate bonds	229,202,030	—	229,202,030	—
Convertible bonds	5,005,888	—	5,005,888	—
Term loans	19,264,200	—	18,801,471	$462,729
Asset backed securities	14,002,852	—	14,002,852	—
Common stocks	2,157,540	$2,143,009	1,771	12,760
Preferred securities	1,993,815	1,457,025	536,790	—
Short-term investments	4,268,478	4,268,478	—	—
Total investments in securities	$277,708,261	$7,868,512	$269,364,260	$475,489
Derivatives:
Assets
Futures	$24,538	$24,538	—	—
Forward foreign currency contracts	7,151	—	$7,151	—
Swap contracts	32,219	—	32,219	—
Liabilities
Forward foreign currency contracts	(5,876)	—	(5,876)	—
Swap contracts	(24,748)	—	(24,748)	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

International Strategic Equity Allocation Fund
Investments in securities:
Assets
Common stocks
Australia	$75,593,311	—	$75,593,311	—
Austria	3,176,237	—	3,176,237	—
Belgium	11,378,781	—	11,378,781	—
Brazil	17,964,285	$17,964,285	—	—
Canada	109,328,794	109,328,794	—	—
Chile	2,403,117	1,871,229	531,888	—
China	130,663,895	26,139,345	104,481,887	$42,663
Colombia	1,796,056	1,796,056	—	—
Czech Republic	618,172	—	618,172	—
Denmark	28,729,506	—	28,729,506	—
Finland	16,429,402	—	16,429,402	—
France	118,661,885	—	118,661,885	—
Germany	107,970,113	—	107,970,113	—
Hong Kong	31,142,894	507,764	30,635,130	—
Hungary	1,547,224	—	1,547,224	—
Indonesia	6,510,301	—	6,510,301	—
Ireland	12,404,697	—	12,404,697	—
Israel	4,810,706	1,988,362	2,822,344	—
Italy	21,531,769	—	21,531,769	—
Japan	228,725,787	—	228,725,787	—
Jordan	409,364	—	409,364	—
Luxembourg	3,664,088	—	3,664,088	—
Macau	370,739	—	370,739	—
Malaysia	6,595,949	—	6,595,949	—
Mexico	11,865,533	11,865,533	—	—
Netherlands	64,640,931	—	64,640,931	—
New Zealand	4,318,017	—	4,318,017	—
Norway	8,872,633	—	8,872,633	—
Peru	1,443,172	1,443,172	—	—
Philippines	3,044,070	—	3,044,070	—

Significant accounting policies, continued

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
International Strategic Equity Allocation Fund (continued)
Poland	$4,056,310	—	$4,056,310	—
Portugal	1,443,204	—	1,443,204	—
Romania	182,107	—	182,107	—
Singapore	6,317,484	$384,380	5,933,104	—
South Africa	17,793,322	—	17,793,322	—
South Korea	63,428,266	—	63,428,266	—
Spain	21,207,013	—	21,207,013	—
Sweden	39,446,239	—	39,446,239	—
Switzerland	110,588,003	—	110,588,003	—
Taiwan	70,603,742	—	70,603,742	—
Thailand	9,248,533	—	9,248,533	—
Turkey	1,175,984	—	1,175,984	—
United Arab Emirates	1,143	—	1,143	—
United Kingdom	144,132,605	723,886	143,408,719	—
United States	838,237	838,237	—	—
Preferred securities
Brazil	6,407,175	6,407,175	—	—
Chile	445,694	445,694	—	—
Colombia	705,660	705,660	—	—
Germany	7,420,848	—	7,420,848	—
South Korea	3,750,595	—	3,750,595	—
Exchange-traded funds	107,891,780	107,891,780	—	—
Warrants	51,042	44,176	6,866	—
Short-term investments	69,819,126	9,920,810	59,898,316	—
Total investments in securities	$1,723,565,540	$300,266,338	$1,423,256,539	$42,663
Derivatives:
Assets
Futures	$170,040	$170,040	—	—
Liabilities
Futures	(976,853)	(976,853)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

Mid Cap Stock Fund
Investments in securities:
Assets
Common stocks
Communication services	$139,474,265	$139,474,265	—	—
Consumer discretionary	672,809,993	672,809,993	—	—
Consumer staples	3,246,513	—	$3,246,513	—
Financials	80,125,542	80,125,542	—	—
Health care	423,784,554	423,784,554	—	—
Industrials	189,876,538	189,876,538	—	—
Information technology	539,748,236	539,748,236	—	—
Preferred securities	14,269,445	—	—	$14,269,445
Exchange-traded funds	37,947,735	37,947,735	—	—
Short-term investments	101,271,652	60,471,652	40,800,000	—
Total investments in securities	$2,202,554,473	$2,144,238,515	$44,046,513	$14,269,445

Mid Value Fund
Investments in securities:
Assets
Common stocks
Communication services	$81,105,881	$81,105,881	—	—
Consumer discretionary	48,500,748	39,601,350	$8,899,398	—

Significant accounting policies, continued

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Mid Value Fund (continued)
Consumer staples	$153,677,474	$142,005,137	$11,672,337	—
Energy	208,734,218	200,489,152	8,245,066	—
Financials	324,248,799	303,877,355	20,371,444	—
Health care	292,980,499	272,702,215	20,278,284	—
Industrials	118,695,686	107,852,093	10,843,593	—
Information technology	38,842,964	38,842,964	—	—
Materials	182,124,536	165,985,573	16,138,963	—
Real estate	120,475,654	120,475,654	—	—
Utilities	136,112,113	136,112,113	—	—
Preferred securities	2,428,449	2,428,449	—	—
Corporate bonds	3,550,910	—	3,550,910	—
Short-term investments	142,794,701	142,794,701	—	—
Total investments in securities	$1,854,272,632	$1,754,272,637	$99,999,995	—

Science & Technology Fund
Investments in securities:
Assets
Common stocks
Communication services	$35,198,442	$31,560,624	$3,637,818	—
Consumer discretionary	50,039,000	35,180,180	14,858,820	—
Health care	1,013,551	1,013,551	—	—
Industrials	1,226,420	701,257	525,163	—
Information technology	119,905,699	109,733,138	10,172,561	—
Short-term investments	13,782,183	6,174,183	7,608,000	—
Total investments in securities	$221,165,295	$184,362,933	$36,802,362	—

Strategic Equity Allocation Fund
Investments in securities:
Assets
Common stocks
Communication services	$649,272,604	$493,190,073	$156,082,531	—
Consumer discretionary	989,282,372	658,501,528	330,780,844	—
Consumer staples	452,052,643	227,836,780	224,215,863	—
Energy	220,224,422	146,355,007	73,869,415	—
Financials	1,091,462,399	682,152,073	409,240,038	$70,288
Health care	1,116,004,455	839,963,934	275,958,007	82,514
Industrials	825,650,892	490,065,760	335,585,132	—
Information technology	1,622,057,590	1,275,146,675	346,910,915	—
Materials	378,959,238	185,958,913	193,000,325	—
Real estate	352,109,088	286,752,032	65,357,056	—
Utilities	175,927,850	99,940,717	75,955,729	31,404
Preferred securities
Consumer discretionary	9,535,469	348,754	9,186,715	—
Consumer staples	2,458,058	—	2,458,058	—
Energy	2,764,501	2,764,501	—	—
Financials	8,027,415	8,027,415	—	—
Health care	2,286,739	—	2,286,739	—
Information technology	5,884,666	—	5,884,666	—
Materials	2,810,627	2,084,438	726,189	—
Utilities	675,115	675,115	—	—
Exchange-traded funds	200,507,285	200,507,285	—	—
Rights	28,916	28,916	—	—
Warrants	91,742	81,068	10,674	—
Short-term investments	415,606,497	67,092,842	348,513,655	—
Total investments in securities	$8,523,680,583	$5,667,473,826	$2,856,022,551	$184,206

Significant accounting policies, continued

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Strategic Equity Allocation Fund (continued)
Derivatives:
Assets
Futures	$10,278,919	$10,278,919	—	—
Liabilities
Futures	(628,397)	(628,397)	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.

U.S. Sector Rotation Fund
Investments in securities:
Assets
Common stocks
Communication services	$127,577,384	$127,577,384	—	—
Consumer discretionary	137,705,169	137,700,171	$4,998	—
Consumer staples	49,867,383	49,867,383	—	—
Energy	25,692,125	25,692,125	—	—
Financials	128,795,479	128,795,244	—	$235
Health care	200,179,338	200,179,338	—	—
Industrials	84,721,462	84,721,462	—	—
Information technology	314,784,955	314,784,955	—	—
Materials	26,985,571	26,985,571	—	—
Real estate	56,599,168	56,599,168	—	—
Utilities	16,855,544	16,855,544	—	—
Rights	10,464	10,464	—	—
Short-term investments	40,553,821	96,923	40,456,898	—
Total investments in securities	$1,210,327,863	$1,169,865,732	$40,461,896	$235
Derivatives:
Assets
Futures	$1,248,892	$1,248,892	—	—
Level 3 includes securities valued at $0. Refer to Portfolio of Investments.
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3, if any, represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred into or out of Level 2.
Mid Cap Stock Fund	Common stocks	Preferred securities	Total
Balance as of 8-31-20	$1,411,074	$43,144,127	$44,555,201
Realized gain (loss)	775,330	1,005,522	1,780,852
Change in unrealized appreciation (depreciation)	(775,330)	(10,396,957)	(11,172,287)
Purchases	—	—	—
Sales[1]	(1,411,074)	(19,483,247)	(20,894,321)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 8-31-21	—	$14,269,445	$14,269,445
Change in unrealized at period end[2]	—	$680,505	$680,505

[1]	Sales attributable to corporate actions.
[2]	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Statements of operations.
Repurchase agreements. The funds may enter into repurchase agreements. When the funds enter into a repurchase agreement, they receive collateral that is held in a segregated account by the funds' custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the funds. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Portfolio of investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase

Significant accounting policies, continued

Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statements of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The funds may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the funds will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
When-issued/delayed-delivery securities. The funds may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date. As a result, the fund has paid (received) cash collateral to (from) certain counterparties to these transactions, which is recorded as Cash collateral at broker for sale commitments (Payable for collateral on sale commitments), as follows:
Fund	Counterparty	Collateral Paid/ (Received)
Core Bond Fund	Goldman Sachs	$(250,000)
Term loans (Floating rate loans). The funds may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The funds' ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The funds' failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the funds' income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the funds and, if the funds' exposure to such investments is substantial, it could impair the funds' ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the funds may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Mortgage and asset backed securities. The funds may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the funds having to reinvest the proceeds in lower yielding securities, effectively reducing the funds' income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the funds' cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The funds are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Payment-in-kind bonds. The funds may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. Income on these securities is computed at the contractual rate specified and is added to the principal balance of the bond. This income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the funds may need to sell other investments to make distributions.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of

Significant accounting policies, continued

interest has become doubtful. Capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Return of capital distributions from underlying funds, if any, are treated as a reduction of cost.
Securities lending. The funds may lend their securities to earn additional income. The funds receive collateral from the borrower in an amount not less than the market value of the loaned securities. The funds will invest their cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the funds, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. Each fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The funds have the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the funds for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the funds could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The funds receive compensation for lending their securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the funds is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statements of operations.
Obligations to repay collateral received by the funds are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. The following table summarizes the values of securities loaned by the funds and the corresponding cash collateral received at August 31, 2021. In addition, non-cash collateral in the form of U.S. Treasuries was pledged, as indicated below. This non-cash collateral cannot be sold or repledged by the funds, and accordingly, is not reflected in the funds' net assets.
Fund	Market value of securities on loan	Cash collateral received	Non-cash collateral
High Yield Fund	$3,580,953	$3,833,260	—
International Strategic Equity Allocation Fund	11,798,303	9,917,527	$3,056,016
Mid Cap Stock Fund	93,843,498	60,366,856	37,177,826
Mid Value Fund	9,456,560	8,314,135	1,479,747
Science & Technology Fund	2,704,391	1,823,187	990,163
Strategic Equity Allocation Fund	71,376,136	67,050,009	7,504,979
U.S. Sector Rotation Fund	94,801	96,844	—
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People's Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund's performance.
Foreign taxes. The funds may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the funds' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the funds as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The funds may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the funds' custodian agreement, the custodian may loan money to the funds to make properly authorized payments. The funds are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
Line of credit. The funds and other affiliated funds, excluding Core Bond Fund, have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a fund can borrow up to an aggregate commitment amount of $750 million, subject to

Significant accounting policies, continued

asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, a fund could borrow up to an aggregate commitment amount of $850 million.
Core Bond Fund, and other affiliated funds have entered into an unsecured $50 million line of credit agreement with BNP Paribas. Subject to the needs of other affiliated funds, Core Bond Fund can borrow up to the $50 million, subject to asset coverage and other limitations as specified in the agreement.
A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statements of operations. For the year ended August 31, 2021, the funds had no borrowings under the line of credit.
Commitment fees for the year ended August 31, 2021 were as follows:
Fund	Commitment fee
Capital Appreciation Fund	$15,095
Capital Appreciation Value Fund	12,459
Core Bond Fund	24,412
Health Sciences Fund	7,684
High Yield Fund	6,611
International Strategic Equity Allocation Fund	13,662
Mid Cap Stock Fund	14,469
Mid Value Fund	12,486
Science & Technology Fund	7,043
Strategic Equity Allocation Fund	41,487
U.S. Sector Rotation Fund	11,289
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. Each fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2021, certain funds have capital loss carryforwards available to offset future net realized capital gains. The following table details the capital loss carryforwards available as of August 31, 2021:
	No Expiration Date
Fund	Short Term	Long Term
High Yield Fund	$—	$83,773,699
As of August 31, 2021, the funds had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on August 31, 2021, including short-term investments, were as follows:
Fund	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Capital Appreciation Fund	$719,432,199	$1,417,459,637	$(2,218,610)	$1,415,241,027
Capital Appreciation Value Fund	1,102,875,159	314,672,414	(16,870,043)	297,802,371
Core Bond Fund	1,931,777,083	22,274,384	(6,709,897)	15,564,487
Health Sciences Fund	255,592,664	178,161,914	(5,121,290)	173,040,624
High Yield Fund	293,763,815	11,726,451	(27,748,721)	(16,022,270)
International Strategic Equity Allocation Fund	1,439,034,573	323,508,087	(39,783,933)	283,724,154
Mid Cap Stock Fund	1,604,144,149	649,562,036	(51,151,712)	598,410,324
Mid Value Fund	1,447,849,969	445,330,300	(38,907,637)	406,422,663
Science & Technology Fund	166,812,923	58,986,151	(4,633,779)	54,352,372
Strategic Equity Allocation Fund	6,869,604,313	1,764,472,096	(100,745,304)	1,663,726,792
U.S. Sector Rotation Fund	954,701,122	260,528,564	(3,652,931)	256,875,633
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. Core Bond Fund and High Yield Fund generally declare and pay dividends from net investment income quarterly. All other funds generally declare and pay dividends from net investment income annually. All funds generally declare and pay capital gain distributions, if any, annually.
The tax character of distributions for the year ended August 31, 2021 was as follows:

Significant accounting policies, continued

Fund	Ordinary Income	Long Term Capital Gains	Total
Capital Appreciation Fund	$30,976,236	$324,304,086	$355,280,322
Capital Appreciation Value Fund	44,122,327	200,481,606	244,603,933
Core Bond Fund	145,020,150	16,361,626	161,381,776
Health Sciences Fund	3,190,821	24,997,462	28,188,283
High Yield Fund	11,176,548	—	11,176,548
International Strategic Equity Allocation Fund	29,611,689	—	29,611,689
Mid Cap Stock Fund	221,835,590	235,145,438	456,981,028
Mid Value Fund	17,117,510	31,841,101	48,958,611
Science & Technology Fund	10,633,659	52,198,623	62,832,282
Strategic Equity Allocation Fund	113,149,830	355,213,201	468,363,031
U.S. Sector Rotation Fund	20,686,562	106,841,077	127,527,639
The tax character of distributions for the year ended August 31, 2020 was as follows:
Fund	Ordinary Income	Long Term Capital Gains	Total
Capital Appreciation Fund	$178,388	$174,635,781	$174,814,169
Capital Appreciation Value Fund	25,746,373	138,158,592	163,904,965
Core Bond Fund	86,689,645	3,617,696	90,307,341
Health Sciences Fund	—	10,491,735	10,491,735
High Yield Fund	13,263,417	—	13,263,417
International Strategic Equity Allocation Fund	48,976,734	—	48,976,734
Mid Cap Stock Fund	—	191,109,164	191,109,164
Mid Value Fund	20,551,466	14,266,431	34,817,897
Science & Technology Fund	—	25,176,071	25,176,071
Strategic Equity Allocation Fund	162,822,804	80,772,608	243,595,412
U.S. Sector Rotation Fund	23,166,684	104,676,601	127,843,285
Distributions paid by the funds with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Post-October Deferral
Capital Appreciation Fund	$14,295,370	$458,453,858	—
Capital Appreciation Value Fund	58,869,571	157,418,068	—
Core Bond Fund	15,365,830	—	$1,054,032
Health Sciences Fund	1,296,422	48,517,257	—
High Yield Fund	3,041,571	—	—
International Strategic Equity Allocation Fund	28,072,325	34,304,894	—
Mid Cap Stock Fund	263,596,968	215,429,530	—
Mid Value Fund	44,514,871	89,316,938	—
Science & Technology Fund	37,185,480	79,291,618	—
Strategic Equity Allocation Fund	204,872,952	840,417,386	—
U.S. Sector Rotation Fund	39,020,305	168,655,539	—
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the funds' financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, investments in passive foreign investment companies, wash sale loss deferrals, derivative transactions and amortization and accretion on debt securities.
3.  Derivative instruments
The funds may invest in derivatives in order to meet their investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the funds are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Derivative instruments, continued

Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The funds attempt to reduce their exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of their OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the funds may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the funds, if any, are held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the funds and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the funds, if any, for OTC transactions is held in a segregated account at the funds' custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statements of assets and liabilities. The funds' risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the funds and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statements of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the funds for centrally-cleared transactions, if any, are identified in the Portfolio of investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statements of assets and liabilities. Use of long futures contracts subjects the funds to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the funds to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by a fund, if any, is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the funds, if any, are identified in the Portfolio of investments. Subsequent payments, referred to as variation margin, are made or received by a fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable/Payable for futures variation margin is included in the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The following table details how the funds used futures contracts during the year ended August 31, 2021. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To manage duration of the fund.	$19.3 million to $24.7 million
International Strategic Equity Allocation Fund	To manage against changes in foreign currency exchange rates, manage against change in certain securities markets and gain exposure to certain securities markets.	$20.0 million to $89.2 million
Strategic Equity Allocation Fund	To manage against changes in foreign currency exchange rates, manage against change in certain securities markets and gain exposure to certain securities markets.	$148.0 million to $412.7 million
U.S. Sector Rotation Fund	To manage against change in certain securities markets and gain exposure to certain securities markets.	$31.6 million to $48.9 million
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the funds thereby reducing the funds' total return, and the potential for losses in excess of the amounts recognized on the Statements of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
The following table details how the funds used forward foreign currency contracts during the year ended August 31, 2021. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies.	$1.8 million to $7.3 million

Derivative instruments, continued

Fund	Reason	USD Notional range
Strategic Equity Allocation Fund	To manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. At August 31, 2021, there were no open forward foreign currency contracts.	Up to $93.6 million
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the funds' exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the funds' exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statements of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When a fund purchases an option, the premium paid is included in the Portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, a fund realizes a loss equal to the cost of the option. If a fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If a fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When a fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by a fund.
The following table details how the funds used written options contracts during the year ended August 31, 2021. In addition, the table summarizes the range of market value amounts held by the funds, as measured at each quarter end:
Fund	Reason	Market value range
Capital Appreciation Value Fund	To manage against changes in certain securities markets, to gain exposure to certain securities markets and to generate potential income from options premiums.	$13.6 million to $30.7 million
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the funds, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the funds is recorded as realized gain or loss, as well as the net periodic payments received or paid by the funds.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The funds may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The funds may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the funds may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
The following table details how the funds used credit default swap contracts as the seller during the year ended August 31, 2021. In addition, the table summarizes the range of notional contract amounts held by the funds, as measured at each quarter end:
Fund	Reason	USD Notional range
High Yield Fund	To gain credit exposure to an issuer or index.	$0.6 million to $1.5 million

Derivative instruments, continued

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the funds at August 31, 2021 by risk category:
Fund	Risk	Statements of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Capital Appreciation Value Fund	Equity	Written options, at value	Written options	—	$(30,662,491)
				—	$(30,662,491)
High Yield Fund	Interest rate	Receivable/payable for futures variation margin[1]	Futures	$24,538	—
	Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	7,151	$(5,876)
	Credit	Swap contracts, at value[2]	Credit default swaps	32,219	(24,748)
				$63,908	$(30,624)
International Strategic Equity Allocation Fund	Currency	Receivable/payable for futures variation margin[1]	Futures	—	$(153,551)
	Equity	Receivable/payable for futures variation margin[1]	Futures	$170,040	(823,302)
				$170,040	$(976,853)
Strategic Equity Allocation Fund	Currency	Receivable/payable for futures variation margin[1]	Futures	—	$(119,742)
	Equity	Receivable/payable for futures variation margin[1]	Futures	$10,278,919	(508,655)
				$10,278,919	$(628,397)
U.S. Sector Rotation Fund	Equity	Receivable/payable for futures variation margin[1]	Futures	$1,248,892	—
				$1,248,892	—

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of the Portfolio of investments. Only the year end variation margin receivable/payable is separately reported on the Statements of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statements of assets and liabilities.
For financial reporting purposes, the funds do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statements of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statements of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
		Statements of operations location - Net realized gain (loss) on:
Fund	Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Capital Appreciation Value Fund	Equity	—	—	$5,981,954	—	$5,981,954
High Yield Fund	Interest rate	$(123,167)	—	—	—	$(123,167)
	Currency	—	$(70,250)	—	—	(70,250)
	Credit	—	—	—	$126,508	126,508
	Total	$(123,167)	$(70,250)	—	$126,508	$(66,909)
International Strategic Equity Allocation Fund	Currency	$328,117	—	—	—	$328,117
	Equity	13,082,506	—	—	—	13,082,506
	Total	$13,410,623	—	—	—	$13,410,623
Strategic Equity Allocation Fund	Currency	$(232,050)	$(818,026)	—	—	$(1,050,076)
	Equity	91,969,191	—	—	—	91,969,191
	Total	$91,737,141	$(818,026)	—	—	$90,919,115
U.S. Sector Rotation Fund	Equity	$13,582,472	—	—	—	$13,582,472
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Fund	Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Capital Appreciation Value Fund	Equity	—	—	$(5,526,694)	—	$(5,526,694)

Derivative instruments, continued

		Statements of operations location - Change in net unrealized appreciation (depreciation) of:
Fund	Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
High Yield Fund	Interest rate	$(4,582)	—	—	—	$(4,582)
	Currency	—	$123,664	—	—	123,664
	Credit	—	—	—	$(29,353)	(29,353)
	Total	$(4,582)	$123,664	—	$(29,353)	$89,729
International Strategic Equity Allocation Fund	Currency	$(180,959)	—	—	—	$(180,959)
	Equity	(2,219,025)	—	—	—	(2,219,025)
	Total	$(2,399,984)	—	—	—	$(2,399,984)
Strategic Equity Allocation Fund	Currency	$(165,087)	$912,300	—	—	$747,213
	Equity	(5,590,449)	—	—	—	(5,590,449)
	Total	$(5,755,536)	$912,300	—	—	$(4,843,236)
U.S. Sector Rotation Fund	Equity	$(951,824)	—	—	—	$(951,824)
4.  Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the funds. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
5.  Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the funds. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the funds. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The funds have an investment management agreement with the Advisor under which the funds pay a monthly management fee to the Advisor equivalent on an annual basis as detailed below. Aggregate net assets generally include the net assets of the funds and the net assets of a similar fund of John Hancock Variable Insurance Trust (JHVIT), unless otherwise noted below. JHVIT funds are advised by an affiliate of the Advisor, John Hancock Variable Trust Advisers LLC, and are distributed by an affiliate of the Advisor, John Hancock Distributors, LLC.
•  Capital Appreciation Fund — a) 0.800% of the first $500 million of aggregate net assets; b) 0.700% of the next $500 million of aggregate net assets; and c) 0.670% of the excess over $1 billion of aggegate net assets.
•  Capital Appreciation Value Fund — If net assets are less than $500 million, then the following fee schedule shall apply: a) 0.950% of the first $250 million of aggregate net assets; and b) 0.850% of the excess over $250 million of aggregate net assets. If net assets equal or exceed $500 million but are less than $2 billion, then the following fee schedule shall apply: a) 0.850% of the first $1 billion of aggregate net assets; and b) 0.800% of the excess over $1 billion of aggregate net assets. If net assets equal or exceed $2 billion but are less than $3 billion, then the following fee schedule shall apply: a) 0.850% of the first $500 million of aggregate net assets; and b) 0.800% of the excess over $500 million of aggregate net assets. If net assets equal or exceed $3 billion, then the management fee to be paid is 0.800% of aggregate net assets.
•  Core Bond Fund — a) 0.690% of the first $200 million of aggregate net assets; b) 0.640% of the next $200 million of aggregate net assets; c) 0.570% of the next $600 million of aggregate net assets.; d) 0.560% of the next $1 billion of aggregate net assets; and e) 0.550% of the excess over $2 billion of aggregate net assets.
•  Health Sciences Fund — a) 1.050% of the first $500 million of aggregate net assets; b) 1.000% of the next $250 million of aggregate net assets; and c) 0.950% of excess over $750 million of aggregate net assets. When aggregate net assets exceed $750 million, the management fee is 0.950% of aggregate net assets.
•  High Yield Fund — a) 0.700% of the first $500 million of aggregate net assets and b) 0.650% of the excess over $500 million of aggregate net assets.
•  International Strategic Equity Allocation Fund, Strategic Equity Allocation Fund and U.S. Sector Rotation Fund — Aggregate net assets include these three funds and JHVIT Strategic Equity Allocation. The management fee paid is as follows: a) 0.675% of the first $2.5 billion of aggregate net assets; b) 0.650% of the next $5 billion of aggregate net assets; c) 0.625% of the next $2.5 billion of aggregate net assets; d) 0.600% of the next $5 billion of aggregate net assets; e) 0.595% of the next $10 billion of aggregate net assets; and f) 0.590% of the excess over $25 billion of aggregate net assets.
•  Mid Cap Stock Fund — a) 0.875% of the first $200 million of aggregate net assets; b) 0.850% of the next $300 million of aggregate net assets; and c) 0.825% of the excess over $500 million of aggregate net assets.
•  Mid Value Fund — a) 1.050% of the first $20 million of aggregate net assets; b) 0.950% of the next $30 million of aggregate net assets; and c) 0.950% of the excess over $50 million of aggregate net assets. When aggregate net assets exceed $50 million, then the management fee rate is 0.950% of aggregate net assets.
•  Science & Technology Fund — a) 1.050% of the first $500 million of aggregate net assets; and (b) 1.000% of the excess over $500 million of aggregate net assets.
The organizations described below act as the subadvisors to the Trust and its funds pursuant to Subadvisory Agreements with the Advisor. Fund management is allocated among the following managers:

Fees and transactions with affiliates, continued

Fund	Subadvisor(s)
Science & Technology Fund	Allianz Global Investors U.S. LLC; T. Rowe Price Associates, Inc.
Capital Appreciation Fund	Jennison Associates LLC
International Strategic Equity Allocation Fund Strategic Equity Allocation Fund U.S. Sector Rotation Fund	Manulife Investment Management (US) LLC[1]
Capital Appreciation Value Fund Health Sciences Fund Mid Value Fund	T. Rowe Price Associates, Inc.
Mid Cap Stock Fund	Wellington Management Company LLP
Core Bond Fund	Wells Capital Management, Incorporated
High Yield Fund	Western Asset Management Company, LLC
1  An affiliate of the Advisor.
The funds are not responsible for payment of the subadvisory fees.
Expense reimbursements. The Advisor has voluntarily agreed to waive a portion of its management fee if certain expenses of the respective funds exceed the percentage of average net assets as detailed below. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the funds’ business, management fees, class specific expenses, acquired fund fees and short dividends. The Advisor may terminate this voluntary waiver at any time upon notice to the funds.
Fund	Expense limitation as a percentage of average net assets
Capital Appreciation Fund	0.20%
Capital Appreciation Value Fund	0.20%
Core Bond Fund	0.15%
Health Sciences Fund	0.20%
High Yield Fund	0.15%
International Strategic Equity Allocation Fund	0.25%
Fund	Expense limitation as a percentage of average net assets
Mid Cap Stock Fund	0.20%
Mid Value Fund	0.20%
Science & Technology Fund	0.20%
Strategic Equity Allocation Fund	0.20%
U.S. Sector Rotation Fund	0.20%

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has voluntarily agreed to waive its management fee on International Strategic Equity Allocation Fund, Science & Technology Fund, Strategic Equity Allocation Fund and U.S. Sector Rotation Fund so that the amount retained by the Advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the funds’ average net assets. This voluntary expense reimbursement may be terminated at any time by the Advisor on notice to the Trust.
The Advisor has voluntarily agreed to waive a portion of its management fees for the funds subadvised by T. Rowe Price Associates, Inc. which include Capital Appreciation Value Fund, Health Sciences Fund, Mid Value Fund, and Science & Technology Fund. This voluntary waiver equals the amount by which the subadvisory fee paid to T. Rowe Price Associates, Inc. is reduced. This voluntary expense reimbursement may terminate at any time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Expense Reimbursement by Class
Fund	Class 1	Class NAV	Total
Capital Appreciation Fund	$69,513	$105,952	$175,465
Capital Appreciation Value Fund	—	629,166	629,166
Core Bond Fund	16,633	197,887	214,520
Health Sciences Fund	—	248,280	248,280
High Yield Fund	19,686	—	19,686
International Strategic Equity Allocation Fund	—	2,301,879	2,301,879
Mid Cap Stock Fund	52,959	116,947	169,906
Mid Value Fund	—	843,470	843,470
Science & Technology Fund	—	154,276	154,276
Strategic Equity Allocation Fund	—	10,537,381	10,537,381
U.S. Sector Rotation Fund	—	1,627,925	1,627,925
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of the funds' average daily net assets as follows:

Fees and transactions with affiliates, continued

Fund	Net Annual Effective Rate
Capital Appreciation Fund	0.69%
Capital Appreciation Value Fund	0.78%
Core Bond Fund	0.56%
Health Sciences Fund	0.91%
High Yield Fund	0.69%
International Strategic Equity Allocation Fund	0.49%

Fund	Net Annual Effective Rate
Mid Cap Stock Fund	0.82%
Mid Value Fund	0.90%
Science & Technology Fund	0.96%
Strategic Equity Allocation Fund	0.49%
U.S. Sector Rotation Fund	0.49%
Accounting and legal services. Pursuant to a service agreement, the funds reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the funds, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the funds' average daily net assets.
Distribution and service plans. The funds have a distribution agreement with the Distributor. The funds have adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the funds. The funds may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the funds' shares:
Class	Rule 12b-1 Fee
Class 1	0.05%
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Fund	Class	Distribution and service fees
Capital Appreciation Fund	Class 1	$411,320
Core Bond Fund	Class 1	$99,139
High Yield Fund	Class 1	$115,805
Mid Cap Stock Fund	Class 1	$313,562
Trustee expenses. The funds compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on their net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statements of operations. The funds' activity in this program during the period for which loans were outstanding was as follows:
Fund	Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Capital Appreciation Fund	Borrower	$19,492,768	12	0.590%	$(3,836)
International Strategic Equity Allocation Fund	Borrower	6,300,000	2	0.670%	(235)
U.S. Sector Rotation Fund	Borrower	36,000,000	1	0.670%	(670)
Capital Appreciation Fund	Lender	1,756,833	3	0.635%	93
Capital Appreciation Value Fund	Lender	35,033,333	3	0.662%	1,933
Health Sciences Fund	Lender	2,451,014	5	0.619%	211
Mid Cap Stock Fund	Lender	3,209,594	6	0.666%	356
Mid Value Fund	Lender	4,260,833	6	0.650%	462
Science & Technology Fund	Lender	4,060,000	5	0.669%	377
Strategic Equity Allocation Fund	Lender	4,977,014	3	0.614%	255

6.  Fund share transactions
Transactions in funds' shares for the years ended August 31, 2021 and 2020 were as follows:
Capital Appreciation Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,361,771	$52,401,542	2,789,335	$50,640,671
Distributions reinvested	6,648,819	137,564,075	3,644,168	56,812,578
Repurchased	(6,478,193)	(139,724,050)	(8,528,160)	(134,517,859)
Net increase (decrease)	2,532,397	$50,241,567	(2,094,657)	$(27,064,610)
Class NAV shares
Sold	3,812,777	$81,891,483	4,999,054	$80,082,988
Distributions reinvested	10,471,881	217,710,396	7,540,038	118,001,591
Repurchased	(22,918,208)	(510,559,023)	(26,447,455)	(473,357,228)
Net decrease	(8,633,550)	$(210,957,144)	(13,908,363)	$(275,272,649)
Total net decrease	(6,101,153)	$(160,715,577)	(16,003,020)	$(302,337,259)
Capital Appreciation Value Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	4,498,712	$51,090,253	2,451,623	$26,674,762
Distributions reinvested	22,564,938	244,603,933	14,779,528	163,904,965
Repurchased	(36,954,905)	(440,687,059)	(33,016,784)	(373,991,287)
Net decrease	(9,891,255)	$(144,992,873)	(15,785,633)	$(183,411,560)
Total net decrease	(9,891,255)	$(144,992,873)	(15,785,633)	$(183,411,560)
Core Bond Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	2,023,821	$27,309,168	4,100,406	$55,671,502
Distributions reinvested	895,305	11,967,506	427,345	5,663,456
Repurchased	(3,744,848)	(49,711,159)	(2,636,573)	(35,391,823)
Net increase (decrease)	(825,722)	$(10,434,485)	1,891,178	$25,943,135
Class NAV shares
Sold	33,541,791	$449,989,308	20,516,036	$275,267,732
Distributions reinvested	11,195,021	149,414,270	6,402,984	84,643,885
Repurchased	(102,776,586)	(1,337,882,890)	(47,015,195)	(627,363,940)
Net decrease	(58,039,774)	$(738,479,312)	(20,096,175)	$(267,452,323)
Total net decrease	(58,865,496)	$(748,913,797)	(18,204,997)	$(241,509,188)
Health Sciences Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	6,768,418	$40,804,362	25,414,746	$117,089,257
Distributions reinvested	4,690,230	28,188,283	2,106,774	10,491,735
Repurchased	(26,128,757)	(162,843,489)	(11,107,953)	(54,424,464)
Net increase (decrease)	(14,670,109)	$(93,850,844)	16,413,567	$73,156,528
Total net increase (decrease)	(14,670,109)	$(93,850,844)	16,413,567	$73,156,528
High Yield Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	11,098,590	$90,700,508	1,929,866	$15,076,870
Distributions reinvested	1,401,309	11,176,548	1,769,163	13,263,417
Repurchased	(4,627,139)	(37,531,238)	(9,101,936)	(69,556,464)
Net increase (decrease)	7,872,760	$64,345,818	(5,402,907)	$(41,216,177)
Total net increase (decrease)	7,872,760	$64,345,818	(5,402,907)	$(41,216,177)
International Strategic Equity Allocation Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	840,413	$8,995,358	10,655,190	$92,421,757
Distributions reinvested	2,820,161	29,611,689	5,043,948	48,976,734
Repurchased	(32,504,516)	(346,968,836)	(17,456,302)	(163,434,136)
Net decrease	(28,843,942)	$(308,361,789)	(1,757,164)	$(22,035,645)
Total net decrease	(28,843,942)	$(308,361,789)	(1,757,164)	$(22,035,645)

Fund share transactions, continued

Mid Cap Stock Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class 1 shares
Sold	1,286,989	$36,936,063	1,627,719	$37,366,386
Distributions reinvested	5,689,286	149,685,105	2,537,043	51,552,722
Repurchased	(4,822,216)	(132,632,186)	(4,142,181)	(87,074,848)
Net increase	2,154,059	$53,988,982	22,581	$1,844,260
Class NAV shares
Sold	9,615,843	$265,194,414	4,541,586	$91,200,433
Distributions reinvested	11,457,715	307,295,923	6,771,298	139,556,442
Repurchased	(15,469,646)	(446,807,321)	(16,538,736)	(391,437,265)
Net increase (decrease)	5,603,912	$125,683,016	(5,225,852)	$(160,680,390)
Total net increase (decrease)	7,757,971	$179,671,998	(5,203,271)	$(158,836,130)
Mid Value Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	17,670,301	$334,527,757	12,211,063	$151,259,098
Distributions reinvested	3,007,286	48,958,611	2,274,193	34,817,897
Repurchased	(12,891,043)	(219,617,768)	(12,044,058)	(180,875,357)
Net increase	7,786,544	$163,868,600	2,441,198	$5,201,638
Total net increase	7,786,544	$163,868,600	2,441,198	$5,201,638
Science & Technology Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	2,781,512	$14,493,127	5,874,600	$23,646,809
Distributions reinvested	12,770,789	62,832,282	6,590,594	25,176,071
Repurchased	(45,770,020)	(243,415,711)	(16,383,638)	(65,788,097)
Net decrease	(30,217,719)	$(166,090,302)	(3,918,444)	$(16,965,217)
Total net decrease	(30,217,719)	$(166,090,302)	(3,918,444)	$(16,965,217)
Strategic Equity Allocation Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	32,991,623	$453,334,380	59,137,203	$614,062,153
Distributions reinvested	36,705,567	468,363,031	20,435,857	243,595,412
Repurchased	(114,513,496)	(1,554,047,766)	(124,168,522)	(1,426,663,039)
Net decrease	(44,816,306)	$(632,350,355)	(44,595,462)	$(569,005,474)
Total net decrease	(44,816,306)	$(632,350,355)	(44,595,462)	$(569,005,474)
U.S. Sector Rotation Fund	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	1,045,094	$11,832,132	6,354,741	$58,504,318
Distributions reinvested	12,417,492	127,527,639	13,005,421	127,843,285
Repurchased	(38,046,945)	(430,904,218)	(50,884,883)	(507,668,716)
Net decrease	(24,584,359)	$(291,544,447)	(31,524,721)	$(321,321,113)
Total net decrease	(24,584,359)	$(291,544,447)	(31,524,721)	$(321,321,113)
Affiliates of the Trust owned 100% of shares of Class 1 and Class NAV, respectively, with the exception of Capital Appreciation Fund and Core Bond Fund, where affiliates held 70.7% and 59.5% of Class NAV, respectively, on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
7.  Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the year ended August 31, 2021:
	Purchases		Sales
Fund	U.S. Government	Other issuers	U.S. Government	Other issuers
Capital Appreciation Fund	—	$940,044,466	—	$1,477,208,091
Capital Appreciation Value Fund	—	767,948,831	—	1,117,552,802
Core Bond Fund	$5,854,446,472	2,141,478,372	$5,669,892,321	2,962,524,444
Health Sciences Fund	—	157,236,401	—	277,663,994
High Yield Fund	—	249,044,181	—	188,357,063
International Strategic Equity Allocation Fund	—	1,048,912,119	—	1,398,703,263

Purchase and sale of securities, continued

	Purchases		Sales
Fund	U.S. Government	Other issuers	U.S. Government	Other issuers
Mid Cap Stock Fund	—	$1,787,849,972	—	$2,081,286,023
Mid Value Fund	—	624,930,340	—	608,455,921
Science & Technology Fund	—	237,494,617	—	458,608,548
Strategic Equity Allocation Fund	—	6,006,901,956	—	7,189,828,440
U.S. Sector Rotation Fund	$10,999,022	1,065,862,838	—	1,479,937,380
8.  Industry or sector risk
Certain funds generally invest a large percentage of their assets in one or more particular industries or sectors of the economy. If a large percentage of a fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
9.  Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the funds' fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the funds, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Capital Appreciation Fund
John Hancock Collateral Trust*	—	$40,120,111	$172,193,335	$(212,301,603)	$(10,487)	$(1,356)	$38,717	—	—
Capital Appreciation Value Fund
John Hancock Collateral Trust*	—	$75,323	$2,837,245	$(2,912,404)	$(91)	$(73)	$1,800	—	—
Core Bond Fund
John Hancock Collateral Trust*	—	—	$3,067,344	$(3,067,322)	$(22)	—	$110	—	—
High Yield Fund
John Hancock Collateral Trust*	383,079	$272,666	$9,738,896	$(6,178,289)	$(453)	$693	$10,848	—	$3,833,513
International Strategic Equity Allocation Fund
John Hancock Collateral Trust*	991,377	$77,852,096	$337,477,879	$(405,369,152)	$7,554	$(47,567)	$464,250	—	$9,920,810
Mid Cap Stock Fund
John Hancock Collateral Trust*	6,042,875	$38,560,759	$507,624,317	$(485,703,179)	$23,204	$(33,449)	$203,418	—	$60,471,652
Mid Value Fund
John Hancock Collateral Trust*	830,566	$37,748,016	$199,931,378	$(229,361,313)	$19,799	$(26,327)	$128,982	—	$8,311,553
Science & Technology Fund
John Hancock Collateral Trust*	182,290	$7,383,356	$55,880,297	$(61,438,723)	$1,303	$(2,043)	$31,048	—	$1,824,190
Strategic Equity Allocation Fund
John Hancock Collateral Trust*	6,704,524	$144,125,146	$814,517,626	$(891,497,013)	$88,340	$(141,257)	$1,955,304	—	$67,092,842
U.S. Sector Rotation Fund
John Hancock Collateral Trust*	9,685	$947,987	$6,423,670	$(7,274,227)	$899	$(1,406)	$7,410	—	$96,923
*	Refer to the Securities lending note within Note 2 for details regarding this investment.
10.  Investment by affiliated funds
Certain investors in the funds are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the funds for the purpose of exercising management or control; however, this investment may represent a significant portion of the funds' net assets. At August 31, 2021, the following fund(s) had an affiliate ownership of 5% or more of the funds' net assets:
Fund	Affiliated Concentration
Capital Appreciation Fund	40.6%

Investment by affiliated funds, continued

Fund	Affiliated Concentration
Capital Appreciation Value Fund	98.6%
Core Bond Fund	53.3%
Health Sciences Fund	99.9%
International Strategic Equity Allocation Fund	100.0%
Mid Cap Stock Fund	70.2%
Mid Value Fund	100.0%
Science & Technology Fund	100.0%
Strategic Equity Allocation Fund	100.0%
U.S. Sector Rotation Fund	100.0%
11.  Interfund trading
The funds are permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the funds from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2021, the funds engaged in securities purchases and sales with affiliated funds, some of which have different fiscal reporting periods, as follows:
Fund	Purchases	Sales
Capital Appreciation Value Fund	—	$1,468,490
12.  Restricted securities
The funds may hold restricted securities which are restricted as to resale and the funds have limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at August 31, 2021:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Health Sciences Fund
Doximity, Inc., Class B	4-10-14	$307,268	127,476[1]	—	—	127,476	2.6%	$11,182,351
JAND, Inc., Class A	4-23-15	194,538	16,938	—	—	16,938	0.1%	470,538
JAND, Inc., Series D	4-23-15	434,397	37,822	—	—	37,822	0.2%	1,050,695
								$12,703,584
High Yield Fund
KCAD Holdings I, Ltd.	3-21-11	$6,150,520	752,218,031	—	—	752,218,031	0.0%[2]	$752
MWO Holdings LLC	8-30-16	1,116,559	1,134	—	—	1,134	0.0%[2]	8,584
New Cotai, Inc., Class B	4-12-13	—	11	—	—	11	0.0%	—
								$9,336
Mid Cap Stock Fund
Essence Group Holdings Corp.	5-1-14	$5,083,384	2,958,957	—	—	2,958,957	0.4%	$8,758,513
Lookout, Inc., Series F	7-31-14	4,276,874	392,767	—	—	392,767	0.2%	3,640,950
The Honest Company, Inc.	8-20-14	4,457,180	327,276[1]	—	—	327,276	0.1%	3,246,513
WeWork Companies, Inc., Series D1	12-8-14	1,466,734	184,328	—	(96,242)	88,086	0.0%[2]	659,225
WeWork Companies, Inc., Series D2	12-8-14	3,472,011	161,782	—	—	161,782	0.1%	1,210,757
								$17,515,958
Science & Technology Fund
DiDi Chuxing, Inc.	10-19-15	$460,705	16,798	—	—	16,798	0.3%	$525,163
[1]	Two-for-one stock split and/or share conversion.
[2]	Less than 0.05%.
13.  LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and

LIBOR discontinuation risk, continued

adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
14.  New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
15.  Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
16.  Other matters
Strategic Equity Allocation Fund and other affiliates have been named as defendants in a lawsuit related to The Jones Group, a fashion company. It is alleged that in 2014, The Jones Group consummated a series of transactions that rendered it insolvent, increased debt, significantly decreased its assets, and distributed more than $1 billion to its shareholders, all to the detriment of the company and its creditors. Equivalent lawsuits have been filed in California, New Jersey, Texas, Illinois and Florida. The total amounts at issue for Strategic Equity Allocation Fund is approximately $178,000.
On March 30, 2020, the plaintiffs filed a Motion for Transfer of Actions to the District of Massachusetts. The plaintiffs were seeking to consolidate 13 actions in 6 different federal districts against 188 defendants in a Multidistrict Panel in Massachusetts. $550 million is being sought from these 188 defendants. On April 27, 2020, the shareholder defendants filed their response to plaintiffs’ Motion to Transfer. On June 2, 2020, the United States Judicial Panel on Multidistrict Litigation issued a Transfer Order sending all the cases to the Southern District of New York. Accordingly, the litigation will be governed by Second Circuit precedent.
On June 12, 2020, a Scheduling Order was issued. On June 29, 2020, a global Motion to Dismiss Under the Safe Harbor of Section 546(e) of the Bankruptcy Code was filed by the defendants. On August 27, 2020, the Motion to Dismiss was granted. Following the dismissal, appeals were filed by the plaintiffs and are pending.
At this time, the fund cannot predict the outcome of these proceedings. If the proceeding were to be decided in a manner adverse to the fund or if the fund enters into a settlement agreement with the plaintiffs, depending upon the circumstances, the payment of such judgement or settlement could have an adverse effect on the fund’s net asset value.
17.  Subsequent events
On October 6, 2021, Mid Cap Stock Fund shareholders approved an Agreement and Plan of Reorganization between the fund and John Hancock Mid Cap Growth Fund, a series of John Hancock Investment Trust. The reorganization took place on October 15, 2021. This was a tax free reorganization.
The Board of Trustees approved a new subadvisory agreement between John Hancock Investment Management, LLC and Wells Capital Management, Incorporated (Wells Capital), the current subadvisor of Core Bond Fund, in June 2021. The agreement was approved in connection with the acquisition by a holding company affiliated with private funds of GTCR LLC and of Reverence Capital Partners, L.P. of the asset management business of Wells Fargo & Co., the ultimate parent company of Wells Capital. The transaction is expected to close on November 1, 2021.

John Hancock Funds II

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of John Hancock Funds II and Shareholders of Capital Appreciation Fund, Capital Appreciation Value Fund, Core Bond Fund, Health Sciences Fund, High Yield Fund, International Strategic Equity Allocation Fund, Mid Cap Stock Fund, Mid Value Fund, Science & Technology Fund, Strategic Equity Allocation Fund and U.S. Sector Rotation Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Capital Appreciation Fund, Capital Appreciation Value Fund, Core Bond Fund, Health Sciences Fund, High Yield Fund, International Strategic Equity Allocation Fund, Mid Cap Stock Fund, Mid Value Fund, Science & Technology Fund, Strategic Equity Allocation Fund and U.S. Sector Rotation Fund (eleven of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodians, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 22, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

John Hancock Funds II
Federal tax information

(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the funds, if any, paid during its taxable year ended August 31, 2021.
Dividend Received Deduction The funds report the maximum amount allowable of their net taxable income as eligible for the corporate dividends-received deduction.
Qualified Dividend Income The funds report the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Each fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Foreign Tax Credit The following table details the income derived from foreign sources and the amounts the funds intend to pass through as foreign tax credits for the year ended August 31, 2021:
Fund	Foreign sourced income	Foreign tax credit
International Strategic Equity Allocation Fund	$43,923,263	$3,655,014
Long Term Capital Gains The funds below paid the following amounts in capital gain dividends.
Fund	Long term capital gains
Capital Appreciation Fund	$324,304,086
Capital Appreciation Value Fund	200,481,606
Core Bond Fund	16,361,626
Health Sciences Fund	24,997,462
Mid Cap Stock Fund	235,145,438
Mid Value Fund	31,841,101
Science & Technology Fund	52,198,623
Strategic Equity Allocation Fund	355,213,201
U.S. Sector Rotation Fund	106,841,077
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the “Board”) of John Hancock Funds II (the “Trust”) of the Advisory Agreement (the “Advisory Agreement”) with John Hancock Investment Management LLC (the “Advisor”, formerly known as “John Hancock Advisers, LLC”) and each of the Subadvisory Agreements (collectively, the “Subadvisory Agreements”) with respect to each of the portfolios of the Trust included in this report (the “Funds”). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period, the continuation of the Advisory Agreement between the Trust and the Advisor and the applicable Subadvisory Agreements between the Advisor and the investment subadvisors (each, “Subadvisor” and collectively, the “Subadvisors”) with respect to each of the Funds identified below in Appendix A.
In considering the Advisory Agreement and the Subadvisory Agreements with respect to each Fund, the Board received in advance of the meetings a variety of materials relating to each Fund, the Advisor and each Subadvisor, including comparative performance, fee and expense information for peer groups of similar funds prepared by an independent third-party provider of fund data; performance information for the Funds’ benchmark indices; and, with respect to each Subadvisor, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the Funds and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the Funds, including quarterly performance reports prepared by management containing reviews of investment results, and prior presentations from the Subadvisors with respect to the Funds they manage. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of certain of the Subadvisors with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the services, if any, to be provided to the Funds by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the Funds. In addition, although the Board approved the renewal of the Agreements for all the Funds at the June meeting, the Board considered each Fund separately.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the Funds, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the Funds, including but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers. The Board also considered the significant risk assumed by the Advisor in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new Funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.
In considering the nature, extent and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the complex (John Hancock Fund Complex).

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a) the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisors’ investment performance and compliance programs, such as the Subadvisors’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, and the Advisor’s timeliness in responding to performance issues;
(b) the background, qualifications and skills of the Advisor’s personnel;
(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Funds, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the Fund;
(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the Funds;
(f) the Advisor’s initiative intended to improve various aspects of the Trust’s operations and investor experience with the Funds; and
(g) the Advisor’s reputation and experience in serving as an investment adviser to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.
Investment performance. In considering each Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a) reviewed information prepared by management regarding the Funds’ performance;
(b) considered the comparative performance of each Fund’s respective benchmark index;
(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d) took into account the Advisor’s analysis of each Fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally and with respect to particular Funds.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board reviewed Fund performance against each Fund’s respective benchmark and peer group median and also concluded that the performance of each of the Funds has generally been in line with or generally outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with certain exceptions noted in Appendix A. In such cases, the Board concluded that such performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, each Fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within broader groups of funds. In comparing each Fund’s contractual and net management fees to that of comparable funds, the Board noted that such fees include both advisory and administrative costs.
The Board took into account management’s discussion of the Funds’ expenses. The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees of the Funds, and that such fees are negotiated at arm’s length with respect to the unaffiliated Subadvisors. The Board also took into account that management had agreed to implement an overall fee waiver across the complex, which is discussed further below. The Board also noted management’s discussion of the Funds’ expenses, as well as any actions taken over the past several years to reduce the Funds’ operating expenses. The Board reviewed information provided by the Advisor concerning investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and each Subadvisor’s services to a Fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to each of the Funds is reasonable in light of the nature, extent and quality of the services provided to the Funds under the Advisory Agreement.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisors that are affiliated with the Advisor) from the Advisor’s relationship with the Trust, the Board:
(a) reviewed financial information of the Advisor;
(b) reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates, of each Fund;
(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole and with respect to each Fund;
(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e) considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain Funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability analysis reviewed by the Board;
(f) considered that the Advisor also provides administrative services to the Funds on a cost basis pursuant to an administrative services agreement;
(g) noted that certain of the Funds’ Subadvisors are affiliates of the Advisor
(h) noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the Fund;
(i) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the Funds;
(j) noted that the subadvisory fees for the Funds are paid by the Advisor and are negotiated at arms’ length with respect to the unaffiliated Subadvisors;

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

(k) with respect to each Fund of Funds, the Board noted that the advisory fee is in addition to the fees received by the Advisor and its affiliates with regard to the underlying portfolios in which each Fund of Funds may invest;
(l) considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(m) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including any Subadvisors that are affiliated with the Advisor), from their relationship with each Fund was reasonable and not excessive.
Economies of scale. In considering the extent to which a Fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Board:
(a) considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Multi-Index Lifestyle Funds benefit from the waiver through their investment, to the extent that they invest in participating portfolios and;
(b) reviewed the Trust’s advisory fee structure and the incorporation therein of any subadvisory fee breakpoints in the advisory fees charged and concluded that (i) most of the Funds’ fee structures contain breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for Funds and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of Funds with advisory fee breakpoints to benefit from economies of scale if those Funds grow. The Board also took into account management’s discussion of the Funds’ advisory fee structure, including with respect to those Funds that did not currently have breakpoints; and
(c) considered the effect of the Funds’ growth in size on their performance and fees. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to each Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds);
(2)	the historical and current performance of each Fund and comparative performance information relating to the Fund’s benchmark and comparable funds;
(3)	the subadvisory fee for each Fund, and comparative fee information, where available, prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and unaffiliated Subadvisors.
Nature, extent, and quality of services. With respect to the services provided by each of the Subadvisors with respect to each Fund, the Board received information provided to the Board by each Subadvisor, including each Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to a Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of each Subadvisor’s investment and compliance personnel who provide services to the Funds. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.
The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that each Subadvisor’s responsibilities include the development and maintenance of an investment program for the applicable Fund that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to that Subadvisor of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the Funds. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.
The Board also relied on the ability of the Advisor to negotiate each Subadvisory Agreement with Subadvisors that are not affiliated with the Advisor and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by unaffiliated Subadvisors from their relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreements.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to unaffiliated Subadvisors) of any material relationships with respect to the unaffiliated Subadvisors, which include arrangements in which unaffiliated Subadvisors or their affiliates provide advisory, distribution or management services in connection with financial products sponsored by the Trust’s Advisor or its affiliates, and may include shares of the Trust, other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans.
In addition, the Board considered other potential indirect benefits that the Subadvisors and their affiliates may receive from a Subadvisor’s relationship with the Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.
Subadvisory fees. The Board considered that the Fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to each Subadvisor. As noted above, the Board also considered, if available, each Fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the Fund as included in the report prepared by the independent third party provider of fund data, to the extent applicable. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees

John Hancock Funds II
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

paid by the Advisor to a Subadvisor with respect to the Funds to fees charged by each Fund’s Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered each Fund’s performance as compared to the Fund’s respective peer group median and the benchmark index and noted that the Board reviews information about the Fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadvisor. The Board was mindful of the Advisor’s focus on each Subadvisor’s performance. The Board also noted each Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	each Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	although not without variation, the performance of each Fund managed by a Subadvisor generally has been in line with or outperformed the historical performance of comparable funds and/or each Fund’s respective benchmark, with the exceptions noted in Appendix A (with respect to such exceptions, the Board concluded that performance is being monitored and reasonably addressed);
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreements; and
(4)	the subadvisory fees are paid by the Advisor and not the Funds, and that the fee structure for the Funds contains breakpoints, breakpoints are reflected as breakpoints in the advisory fees for the Funds in order to permit shareholders to benefit from economies of scale if those Funds grow.
Additional information relating to each Fund’s fees and expenses and performance that the Board considered in approving the Advisory Agreement and Subadvisory Agreements for a particular Fund is set forth in Appendix A.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and each of the Subadvisory Agreements with respect to each Fund would be in the best interest of each of the respective Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements with respect to each Fund for an additional one-year period.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
JHF II Capital Appreciation Fund (Jennison Associates LLC)	Benchmark Index — The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund outperformed the median for the one-, three-, ﬁve- and ten-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are equal to the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to benchmark index and to the peer group median for the one-, three-, ﬁve- and ten-year periods.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Capital Appreciation Value Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one-, three- and ﬁve-year periods. Lipper Category — The fund outperformed the median for the one-, three- and ﬁve-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and ﬁve-year periods.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Core Bond Fund (Wells Capital Management, Inc.)	Benchmark Index — The fund outperformed for the one- and ten-year periods and underperformed for the three- and five-year periods.
Lipper Category — The fund outperformed the median for the one-, three- and ten-year periods and underperformed the median for the five-year period.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one- and ten-year periods and peer group median for the one-, three- and ten-year periods. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the three- and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
JHF II Health Sciences Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund underperformed for the one-, three- and five-year periods. Lipper Category — The fund outperformed the median for the one-, three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance,including the favorable performance relative to the peer group median for the one-, three- and five-year periods.
The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the one-, three- and five-year periods.
The Board took into account management’s discussion of the fund’s expenses.
JHF II High Yield Fund (Western Asset Management)	Benchmark Index — The fund underperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisory fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one-, three-, five-, and ten-year periods.
The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-, three-, five- and ten-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board took into account management’s discussion of the fund’s expenses.
JHF II International Strategic Equity Allocation Fund (Manulife Investment Management (United States))	Benchmark Index — The fund underperformed for the one- and three-year periods.
Lipper Category — The fund outperformed the median for the one-year period and underperformed the median for the three-year period.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one- and three-year periods and peer group median for the three-year period including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
JHF II Mid Cap Stock Fund (Wellington Management Company, LLP)	Benchmark Index — The fund outperformed for the one-, three-, five- and ten-year periods. Lipper Category — The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark and peer group median for the one-, three-, five- and ten-year periods.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Mid Value Fund (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one- and five-year periods and underperformed for the three- and ten-year periods.
Lipper Category — The fund outperformed the median for the one-, three-, five- and ten-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance,including the favorable performance relative to the benchmark index for the one- and five-year periods and the peer group median for the one-, three-, five- and ten year periods.
The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the three- and ten-year periods.
The Board took into account management’s discussion of the fund’s expenses.
JHF II Science & Technology Fund (Allianz Global Investors U.S. LLC) (T. Rowe Price Associates, Inc.)	Benchmark Index — The fund outperformed for the one-, three- and five-year periods. Lipper Category — The fund outperformed the median for the one-, three- and five-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are higher than the peer group median.
Total expenses for this fund are higher than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and to the peer group median for the one-, three- and ﬁve-year periods.
The Board took into account management’s discussion of the fund’s expenses.

John Hancock Funds II
Appendix A

Portfolio (subadvisors)	Performance of fund, as of 12.31.2020	Fees and expenses	Comments
JHF II Strategic Equity Allocation Fund (Manulife Investment Management (United States))	Benchmark Index — The fund underperformed for the one-, three- and ﬁve-year periods.
Lipper Category — The fund outperformed the median for the five-year period and underperformed for the one- and three-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index for the one-, three-, and five-year periods and peer group median for the one- and three-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund.
The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.
The Board took into account management’s discussion of the fund’s expenses.
JHF II U.S. Sector Rotation Fund (Manulife Investment Management (United States))	Benchmark Index — The fund underperformed for the one- and three-year periods. Lipper Category — The fund outperformed the median for the one- and three-year periods.	Subadvisor fee comparative data not provided due to limited size of Lipper peer group for this purpose.
Net management fees for this fund are lower than the peer group median.
		Total expenses for this fund are lower than the peer group median.	The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group median for the one- and three-year periods.

John Hancock Funds II

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENTOperation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Capital Appreciation Fund, John Hancock Capital Appreciation Value Fund, John Hancock Core Bond Fund, John Hancock Health Sciences Fund, John Hancock High Yield Fund, John Hancock International Strategic Equity Allocation Fund, John Hancock Mid Cap Stock Fund, John Hancock Mid Value Fund, John Hancock Science & Technology Fund, John Hancock Strategic Equity Allocation Fund and John Hancock U.S. Sector Rotation Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Funds' subadvisor(s), Jennison Associates LLC, T. Rowe Price Associates, Inc., Wells Capital Management, Incorporated, Western Asset Management Company, LLC, Manulife Investment Management (US) LLC, Wellington Management Company LLP and Allianz Global Investors U.S. LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

John Hancock Funds II
Trustees and officers information

This chart provides information about the Trustees and Officers of John Hancock Funds II who oversee your John Hancock funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.
INDEPENDENT TRUSTEES
Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Hassell H. McClellan Born: 1945	Trustee (since 2005) and Chairperson of the Board (since 2017)	Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).
Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis[2] Born: 1941	Trustee (since 2005)	Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle Born: 1959	Trustee (since 2015)	Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc.(insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010).
Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess[2] Born: 1942	Trustee (since 2005)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010).
Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham Born: 1944	Trustee (since 2012 and 2005-2006)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014).
Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey Born: 1946	Trustee (since 2008)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Deborah C. Jackson Born: 1952	Trustee (since 2012)	President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee of various trusts within the John Hancock Fund Complex (since 2008).

John Hancock Funds II
Trustees and officers information

Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Steven R. Pruchansky Born: 1944	Trustee and Vice Chairperson of the Board (since 2012)	Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2000-2014); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).
Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke[2]* Born: 1960	Trustee (since 2020)	Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989).
Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A Russo Born: 1949	Trustee (since 2012)	Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee of various trusts within the John Hancock Fund Complex (since 2008).

John Hancock Funds II
Trustees and officers information

NON-INDEPENDENT TRUSTEES3
Name, Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Andrew G. Arnott Born: 1971	President and Non-Independent Trustee (Since 2017)	Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison Born: 1963	Non-Independent Trustee (since 2018)	President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017);Member, Board of Directors, Manulife Assurance Canada (2015–2017); Board Member, St. Mary’s General Hospital Foundation (2014–2017); Member, Board of Directors, Manulife Bank of Canada (2013–2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013–2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013).
Trustee of various trusts within the John Hancock Fund Complex (since 2018).
PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Name, Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Charles A. Rizzo Born: 1957	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone Born: 1965	Treasurer (2007-2009 and since 2010, including prior positions)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler Born: 1973	Chief Legal Officer and Secretary (since 2018)	Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

John Hancock Funds II
Trustees and officers information

Name, Year of Birth	Position with the Trust	Principal Occupation(s) and Other Directorships During Past Five Years
Trevor Swanberg Born: 1979	Chief Compliance Officer (since 2020)	Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).
1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

John Hancock Funds II
For more information

The Statement of Additional Information, a separate document with supplemental information not contained in the prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 800-344-1029 or on the Securities and Exchange Commission (SEC) website at www.sec.gov.
PROXY VOTING POLICY A description of the trust’s proxy voting policies and procedures and information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-344-1029 or on the SEC website at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURE The Trust’s complete schedule of portfolio holdings as of the end of the third month of every ﬁscal quarter are ﬁled with the SEC on Form N-PORT within 60 days of the end of the ﬁscal quarter. N-PORT ﬁlings are available on our website and the SEC’s website, www.sec.gov.
The report is certiﬁed under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to afﬁrm that, to the best of their knowledge, the information in their ﬁnancial reports is fairly and accurately stated in all material respects.

Management of the trust
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Principal distributor
John Hancock Investment
Management Distributors LLC
Custodians
Citibank, N.A.
State Street Bank and Trust Company
Legal counsel
K&L Gates LLP
Officers
Andrew G. Arnott, President
Charles A. Rizzo, Chief Financial Officer
Salvatore Schiavone, Treasurer
Christopher (Kit) Sechler, Secretary and Chief Legal Officer
Trevor Swanberg, Chief Compliance Officer
† Non-Independent Trustee
* Member of the Audit Committee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Boston, Massachusetts
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC 200 Berkeley Street, Boston, MA 02116, jhinvestments.com
Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by it, and by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
JHF2A	8/21 10/21

Annual report
John Hancock
Global Equity Fund
International equity
August 31, 2021

A message to shareholders
Dear shareholder,
The world equity markets performed well during the 12 months ended August 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide.
Bond yields rose broadly around the globe in anticipation of higher inflation as the global economy gradually recovers. Performance in the equity markets cooled somewhat during the summer due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Equity Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
12	Financial statements
15	Financial highlights
22	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Statement regarding liquidity risk management
41	Trustees and Officers
45	More information
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equity markets soared
A resurgent global economy, spurred by accommodative monetary policies and COVID-19 vaccine distribution, provided the backdrop for a broad equity market rally.
The fund posted a positive return but underperformed its benchmark
The fund produced a healthy gain, reflecting the strength in global equity markets, but underperformed the MSCI World Index.
Sector allocation played a key role in underperformance
The fund’s shortfall was due in large part to an overweight position in the consumer staples sector.
SECTOR COMPOSITION AS OF 8/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	3

Manager’s discussion of fund performance
Can you describe the global market environment during the 12 months ended August 31, 2021?
The period featured strong stock market returns. The key driver was a global economic recovery as the broad distribution of COVID-19 vaccines worldwide led to an easing of pandemic-related restrictions in most regions of the world. Continued monetary stimulus from the world’s central banks also provided support for the economic rebound. However, the degree of economic recovery varied by region depending on vaccine availability and distribution capabilities. In addition, supply chain disruptions and transportation challenges led to rising inflation, particularly in North America and Europe.
On a regional basis, North American equity markets posted good returns, benefiting from strong economic growth and better-than-expected corporate earnings. Europe also generated positive gains, led by markets in the Netherlands and Sweden. Equity markets in the Asia-Pacific region underperformed, reflecting a more gradual economic recovery for many countries in the region.
How did the fund perform?
The fund posted a strong return but underperformed its benchmark, the MSCI World Index. An overweight in the consumer staples sector was a key detractor, particularly in Europe. The most significant performance detractors included Dutch
TOP 10 HOLDINGS AS OF 8/31/2021 (% of net assets)
Alphabet, Inc., Class A	5.4
Facebook, Inc., Class A	4.7
Philip Morris International, Inc.	4.2
Microsoft Corp.	4.1
Apple, Inc.	3.6
Stellantis NV	2.9
AutoZone, Inc.	2.8
Sanofi	2.8
Bank of America Corp.	2.8
Roche Holding AG	2.7
TOTAL	36.0
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 8/31/2021 (% of net assets)
United States	55.6
United Kingdom	11.0
France	10.1
Netherlands	9.2
Japan	4.8
Switzerland	4.4
South Korea	1.8
Ireland	1.8
Germany	1.3
TOTAL	100.0
4	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

grocery chain Koninklijke Ahold Delhaize NV and British consumer products company Unilever PLC. Both companies reported rising costs that weighed on their profit margins, resulting in lowered earnings guidance.
Stock selection in the information technology sector contributed the most to relative performance, led by South Korean electronics producer Samsung Electronics Company, Ltd. and U.S. semiconductor equipment manufacturer Applied Materials, Inc. Samsung benefited from the stay-at-home economy. Applied Materials reported strong revenue and earnings growth. We sold Applied Materials following the stock’s strong run-up. Conversely, stock selection in the healthcare sector detracted, including the fund’s holdings in Koninklijke Philips NV.
What other changes did you make to the fund during the period?
The broad equity market rally allowed us to take profits in selected fund holdings and reallocate the assets into stocks with more attractive valuations. Notable sales during the period included telecommunication services provider Verizon Communications, Inc., food products maker Danone SA, and beverage company Heineken NV. New additions included social media company Facebook, Inc., financial services provider Bank of America Corp., and auto maker Stellantis NV.
How was the fund positioned at the end of the reporting period?
The recent spread of the more-contagious Delta variant has led to a heightened level of uncertainty, though it’s more likely to affect the supply chain than force further lockdowns. As such, the fund’s positioning remains fairly balanced between stocks we consider defensive and stocks that are more economically sensitive, with a slight tilt to the latter.
MANAGED BY

Paul G. Boyne
Stephen G. Hermsdorf
The views expressed in this report are exclusively those of Paul G. Boyne and Stephen G. Hermsdorf, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (5-16-13)	5-year	Since inception (5-16-13)
Class A	20.94	10.50	8.73	64.73	100.30
Class C1	25.48	10.88	8.83	67.58	101.74
Class I2	27.78	11.98	9.73	76.06	116.11
Class R2[1,2]	27.23	11.60	9.40	73.10	110.70
Class R4[1,2]	27.71	11.93	9.63	75.71	114.41
Class R6[1,2]	27.90	12.11	9.76	77.10	116.53
Class NAV[2]	27.91	12.12	9.87	77.19	118.36
Index†	29.76	14.83	11.26	99.67	142.38
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.32	2.02	1.02	1.40	1.25	0.90	0.89
Net (%)	1.31	2.01	1.01	1.39	1.14	0.89	0.88
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI World Index.
See the following page for footnotes.
6	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI World Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	5-16-13	20,174	20,174	24,238
Class I2	5-16-13	21,611	21,611	24,238
Class R2[1,2]	5-16-13	21,070	21,070	24,238
Class R4[1,2]	5-16-13	21,441	21,441	24,238
Class R6[1,2]	5-16-13	21,653	21,653	24,238
Class NAV[2]	5-16-13	21,836	21,836	24,238
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C, Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,170.70	$6.95	1.27%
	Hypothetical example	1,000.00	1,018.80	6.46	1.27%
Class C	Actual expenses/actual returns	1,000.00	1,167.20	10.76	1.97%
	Hypothetical example	1,000.00	1,015.30	10.01	1.97%
Class I	Actual expenses/actual returns	1,000.00	1,173.00	5.31	0.97%
	Hypothetical example	1,000.00	1,020.30	4.94	0.97%
Class R2	Actual expenses/actual returns	1,000.00	1,170.30	7.44	1.36%
	Hypothetical example	1,000.00	1,018.30	6.92	1.36%
Class R4	Actual expenses/actual returns	1,000.00	1,172.10	5.64	1.03%
	Hypothetical example	1,000.00	1,020.00	5.24	1.03%
Class R6	Actual expenses/actual returns	1,000.00	1,173.00	4.77	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
Class NAV	Actual expenses/actual returns	1,000.00	1,173.00	4.71	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	9

Fund’s investments
AS OF 8-31-21
	Shares	Value
Common stocks 97.3%		$902,425,545
(Cost $679,038,072)
France 10.1%		93,878,723
Air Liquide SA	106,959	19,171,566
Capgemini SE	83,814	18,840,316
Cie Generale des Etablissements Michelin SCA	83,751	13,558,933
Sanofi	252,680	26,187,384
TotalEnergies SE	364,449	16,120,524
Germany 1.3%		12,422,205
Deutsche Post AG	176,680	12,422,205
Ireland 1.8%		16,540,063
CRH PLC	310,889	16,540,063
Japan 4.8%		44,808,641
FANUC Corp.	84,904	18,497,275
Mitsubishi Estate Company, Ltd.	508,378	7,959,356
Sumitomo Mitsui Financial Group, Inc.	531,700	18,352,010
Netherlands 9.2%		85,414,172
Akzo Nobel NV	92,813	11,438,199
ING Groep NV	1,363,632	18,810,443
Koninklijke Ahold Delhaize NV	564,689	19,051,145
Koninklijke Philips NV	209,243	9,642,567
Stellantis NV	1,323,325	26,471,818
Switzerland 4.4%		41,111,425
Chubb, Ltd.	85,384	15,703,825
Roche Holding AG	63,273	25,407,600
United Kingdom 11.0%		101,468,817
Associated British Foods PLC	646,185	17,618,909
AstraZeneca PLC	205,974	24,087,378
Ferguson PLC	99,019	14,312,078
RELX PLC	546,518	16,401,693
Tesco PLC	4,409,182	15,479,018
Unilever PLC	243,709	13,569,741
United States 54.7%		506,781,499
Alphabet, Inc., Class A (A)	17,399	50,351,837
Apple, Inc.	222,397	33,766,537
Arthur J. Gallagher & Company	132,584	19,041,714
AutoZone, Inc. (A)	16,973	26,293,723
Bank of America Corp.	618,806	25,835,151
Comcast Corp., Class A	318,518	19,327,672
10	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Corteva, Inc.	414,584	$18,229,258
Electronic Arts, Inc.	81,266	11,800,636
Facebook, Inc., Class A (A)	115,785	43,926,513
Huntington Bancshares, Inc.	1,077,815	16,738,467
Johnson & Johnson	107,336	18,583,082
Johnson Controls International PLC	220,965	16,528,182
Kimberly-Clark Corp.	71,684	9,878,772
Lennar Corp., A Shares	131,259	14,085,403
Microsoft Corp.	124,318	37,529,118
Northrop Grumman Corp.	63,538	23,362,923
Oracle Corp.	153,963	13,722,722
Philip Morris International, Inc.	377,510	38,883,530
Stanley Black & Decker, Inc.	75,520	14,595,750
T-Mobile US, Inc. (A)	129,479	17,741,213
Waste Management, Inc.	132,699	20,582,942

Wells Fargo & Company	349,592	15,976,354
Preferred securities 1.8%		$16,567,393
(Cost $10,492,869)
South Korea 1.8%		16,567,393
Samsung Electronics Company, Ltd.	271,746	16,567,393

	Yield (%)	Shares	Value
Short-term investments 0.8%			$7,218,044
(Cost $7,218,044)
Short-term funds 0.8%			7,218,044
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.0100(B)	7,218,044	7,218,044

Total investments (Cost $696,748,985) 99.9%	$926,210,982
Other assets and liabilities, net 0.1%	1,259,218
Total net assets 100.0%	$927,470,200

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 8-31-21.
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $699,489,497. Net unrealized appreciation aggregated to $226,721,485, of which $237,559,494 related to gross unrealized appreciation and $10,838,009 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	11

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $696,748,985)	$926,210,982
Foreign currency, at value (Cost $187,113)	187,257
Dividends and interest receivable	1,721,365
Receivable for fund shares sold	33,458
Other assets	54,576
Total assets	928,207,638
Liabilities
Payable for fund shares repurchased	544,969
Payable to affiliates
Accounting and legal services fees	35,874
Transfer agent fees	9,311
Distribution and service fees	23
Trustees’ fees	239
Other liabilities and accrued expenses	147,022
Total liabilities	737,438
Net assets	$927,470,200
Net assets consist of
Paid-in capital	$779,228,047
Total distributable earnings (loss)	148,242,153
Net assets	$927,470,200

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($57,599,248 ÷ 3,732,151 shares)[1]	$15.43
Class C ($2,746,595 ÷ 178,839 shares)[1]	$15.36
Class I ($19,824,955 ÷ 1,282,387 shares)	$15.46
Class R2 ($102,761 ÷ 6,646 shares)	$15.46
Class R4 ($75,291 ÷ 4,871 shares)	$15.46
Class R6 ($233,560,993 ÷ 15,105,731 shares)	$15.46
Class NAV ($613,560,357 ÷ 39,687,822 shares)	$15.46
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.24

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
12	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Dividends	$23,867,358
Less foreign taxes withheld	(1,030,924)
Total investment income	22,836,434
Expenses
Investment management fees	7,102,368
Distribution and service fees	188,857
Accounting and legal services fees	129,203
Transfer agent fees	104,775
Trustees’ fees	15,772
Custodian fees	237,052
State registration fees	94,421
Printing and postage	35,442
Professional fees	80,694
Other	41,780
Total expenses	8,030,364
Less expense reductions	(75,263)
Net expenses	7,955,101
Net investment income	14,881,333
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	115,910,283
Forward foreign currency contracts	(3,059,278)
Redemptions in kind	18,269,807
131,120,812
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	71,797,726
Forward foreign currency contracts	2,511,533
74,309,259
Net realized and unrealized gain	205,430,071
Increase in net assets from operations	$220,311,404
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	13

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$14,881,333	$10,140,763
Net realized gain	131,120,812	9,356,939
Change in net unrealized appreciation (depreciation)	74,309,259	81,418,107
Increase in net assets resulting from operations	220,311,404	100,915,809
Distributions to shareholders
From earnings
Class A	(968,204)	(930,247)
Class C	(41,089)	(132,508)
Class I	(364,900)	(352,089)
Class R2	(1,413)	(2,544)
Class R4	(1,357)	(1,244)
Class R6	(4,755,224)	(330,603)
Class NAV	(13,459,075)	(15,698,858)
Total distributions	(19,591,262)	(17,448,093)
From fund share transactions	(101,475,067)	32,766,072
Total increase	99,245,075	116,233,788
Net assets
Beginning of year	828,225,125	711,991,337
End of year	$927,470,200	$828,225,125
14	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.36	$11.47	$11.92	$12.03	$10.94
Net investment income[1]	0.18	0.12	0.18	0.16	0.15
Net realized and unrealized gain (loss) on investments	3.15	1.02	0.08	0.72	1.11
Total from investment operations	3.33	1.14	0.26	0.88	1.26
Less distributions
From net investment income	(0.07)	(0.19)	(0.20)	(0.17)	(0.17)
From net realized gain	(0.19)	(0.06)	(0.51)	(0.82)	—
Total distributions	(0.26)	(0.25)	(0.71)	(0.99)	(0.17)
Net asset value, end of period	$15.43	$12.36	$11.47	$11.92	$12.03
Total return (%)[2,3]	27.30	9.99	3.23	7.50	11.64
Ratios and supplemental data
Net assets, end of period (in millions)	$58	$45	$42	$44	$46
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.31	1.30	1.28	1.29
Expenses including reductions	1.28	1.30	1.29	1.27	1.28
Net investment income	1.28	1.01	1.60	1.36	1.34
Portfolio turnover (%)	63[4]	74	18	43	46

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	15

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.32	$11.44	$11.87	$11.99	$10.91
Net investment income[1]	0.05	0.03	0.10	0.08	0.08
Net realized and unrealized gain (loss) on investments	3.18	1.03	0.10	0.71	1.09
Total from investment operations	3.23	1.06	0.20	0.79	1.17
Less distributions
From net investment income	—	(0.12)	(0.12)	(0.09)	(0.09)
From net realized gain	(0.19)	(0.06)	(0.51)	(0.82)	—
Total distributions	(0.19)	(0.18)	(0.63)	(0.91)	(0.09)
Net asset value, end of period	$15.36	$12.32	$11.44	$11.87	$11.99
Total return (%)[2,3]	26.48	9.22	2.59	6.69	10.83
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$6	$10	$13	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	2.01	2.00	1.98	1.98
Expenses including reductions	1.98	2.00	1.99	1.97	1.98
Net investment income	0.41	0.27	0.89	0.66	0.69
Portfolio turnover (%)	63[4]	74	18	43	46

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
16	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.37	$11.48	$11.94	$12.05	$10.96
Net investment income[1]	0.21	0.15	0.21	0.19	0.21
Net realized and unrealized gain (loss) on investments	3.17	1.03	0.07	0.72	1.08
Total from investment operations	3.38	1.18	0.28	0.91	1.29
Less distributions
From net investment income	(0.10)	(0.23)	(0.23)	(0.20)	(0.20)
From net realized gain	(0.19)	(0.06)	(0.51)	(0.82)	—
Total distributions	(0.29)	(0.29)	(0.74)	(1.02)	(0.20)
Net asset value, end of period	$15.46	$12.37	$11.48	$11.94	$12.05
Total return (%)[2]	27.78	10.28	3.52	7.80	11.95
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$16	$14	$19	$26
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	1.01	1.01	0.98	0.97
Expenses including reductions	0.98	1.00	1.00	0.97	0.97
Net investment income	1.57	1.32	1.86	1.61	1.83
Portfolio turnover (%)	63[3]	74	18	43	46

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	17

CLASS R2 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.38	$11.49	$11.93	$12.05	$10.96
Net investment income[1]	0.17	0.10	0.16	0.13	0.16
Net realized and unrealized gain (loss) on investments	3.16	1.03	0.10	0.74	1.10
Total from investment operations	3.33	1.13	0.26	0.87	1.26
Less distributions
From net investment income	(0.06)	(0.18)	(0.19)	(0.17)	(0.17)
From net realized gain	(0.19)	(0.06)	(0.51)	(0.82)	—
Total distributions	(0.25)	(0.24)	(0.70)	(0.99)	(0.17)
Net asset value, end of period	$15.46	$12.38	$11.49	$11.93	$12.05
Total return (%)[2]	27.23	9.87	3.21	7.43	11.69
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	1.39	1.39	1.30	1.23
Expenses including reductions	1.37	1.39	1.39	1.29	1.22
Net investment income	1.21	0.86	1.40	1.10	1.44
Portfolio turnover (%)	63[4]	74	18	43	46

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
18	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.37	$11.48	$11.93	$12.04	$10.95
Net investment income[1]	0.21	0.15	0.21	0.16	0.19
Net realized and unrealized gain (loss) on investments	3.17	1.02	0.08	0.75	1.09
Total from investment operations	3.38	1.17	0.29	0.91	1.28
Less distributions
From net investment income	(0.10)	(0.22)	(0.23)	(0.20)	(0.19)
From net realized gain	(0.19)	(0.06)	(0.51)	(0.82)	—
Total distributions	(0.29)	(0.28)	(0.74)	(1.02)	(0.19)
Net asset value, end of period	$15.46	$12.37	$11.48	$11.93	$12.04
Total return (%)[2]	27.71	10.21	3.54	7.74	11.91
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.15	1.16	1.16	1.13	1.13
Expenses including reductions	1.04	1.05	1.05	1.02	1.02
Net investment income	1.51	1.27	1.84	1.33	1.67
Portfolio turnover (%)	63[4]	74	18	43	46

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	19

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.37	$11.48	$11.94	$12.04	$10.95
Net investment income[1]	0.23	0.20	0.22	0.22	0.24
Net realized and unrealized gain (loss) on investments	3.17	0.99	0.07	0.72	1.06
Total from investment operations	3.40	1.19	0.29	0.94	1.30
Less distributions
From net investment income	(0.12)	(0.24)	(0.24)	(0.22)	(0.21)
From net realized gain	(0.19)	(0.06)	(0.51)	(0.82)	—
Total distributions	(0.31)	(0.30)	(0.75)	(1.04)	(0.21)
Net asset value, end of period	$15.46	$12.37	$11.48	$11.94	$12.04
Total return (%)[2]	27.90	10.38	3.63	7.99	12.09
Ratios and supplemental data
Net assets, end of period (in millions)	$234	$197	$7	$7	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.89	0.90	0.88	0.88
Expenses including reductions	0.87	0.89	0.89	0.87	0.87
Net investment income	1.68	1.76	1.99	1.88	2.11
Portfolio turnover (%)	63[3]	74	18	43	46

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
20	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$12.37	$11.48	$11.93	$12.04	$10.95
Net investment income[1]	0.23	0.16	0.22	0.21	0.21
Net realized and unrealized gain (loss) on investments	3.17	1.03	0.09	0.72	1.09
Total from investment operations	3.40	1.19	0.31	0.93	1.30
Less distributions
From net investment income	(0.12)	(0.24)	(0.25)	(0.22)	(0.21)
From net realized gain	(0.19)	(0.06)	(0.51)	(0.82)	—
Total distributions	(0.31)	(0.30)	(0.76)	(1.04)	(0.21)
Net asset value, end of period	$15.46	$12.37	$11.48	$11.93	$12.04
Total return (%)[2]	27.91	10.39	3.73	7.92	12.09
Ratios and supplemental data
Net assets, end of period (in millions)	$614	$564	$638	$713	$747
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.88	0.88	0.87	0.87
Expenses including reductions	0.86	0.87	0.88	0.86	0.86
Net investment income	1.71	1.42	2.00	1.78	1.82
Portfolio turnover (%)	63[3]	74	18	43	46

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	21

Notes to financial statements
Note 1—Organization
John Hancock Global Equity Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
22	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
France	$93,878,723	—	$93,878,723	—
Germany	12,422,205	—	12,422,205	—
Ireland	16,540,063	—	16,540,063	—
Japan	44,808,641	—	44,808,641	—
Netherlands	85,414,172	—	85,414,172	—
Switzerland	41,111,425	$15,703,825	25,407,600	—
United Kingdom	101,468,817	—	101,468,817	—
United States	506,781,499	506,781,499	—	—
Preferred securities	16,567,393	—	16,567,393	—
Short-term investments	7,218,044	7,218,044	—	—
Total investments in securities	$926,210,982	$529,703,368	$396,507,614	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	23

and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $9,681.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2021, the fund has a short-term capital loss carryforward of $21,840,529 and a long-term capital loss carryforward of $172,722,110 available to offset future net realized capital gains. These carryforwards do not expire.
24	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

The utilization of the loss carryforwards, which were acquired in a merger, are limited to $3,061,922 each fiscal year due to IRC Section 382 limitations. Any unused portion of this limitation will carryforward to the following fiscal year.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$17,266,541	$17,448,093
Long-term capital gains	2,324,721	—
Total	$19,591,262	$17,448,093
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $42,845,230 of undistributed ordinary income and $73,204,546 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, redemptions in kind and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	25

rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2021, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging up to $67.0 million, as measured at each quarter end. There were no open forward foreign currency contracts as of August 31, 2021.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Currency	$(3,059,278)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$2,511,533
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.800% of the first $1 billion of the fund’s aggregate net assets and b) 0.790% of the fund’s aggregate net assets in excess over $1 billion. Aggregate net assets include the net assets of the fund as well as Global Trust and Global Equity Trust, both series of John Hancock Variable Insurance Trust. On November 6, 2020, Global Equity Trust merged into Global Trust. On April 26, 2021 Global Trust changed its name to Global Equity Trust. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
26	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agreed to reduce its management fee or, if necessary,make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.89% of average net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$4,366
Class C	277
Class I	1,458
Class R2	7
Class	Expense reduction
Class R4	$6
Class R6	18,398
Class NAV	50,685
Total	$75,197

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.79% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	27

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $66 for Class R4 shares for the year ended August 31, 2021.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $15,109 for the year ended August 31, 2021. Of this amount, $2,449 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $12,660 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $242 and $39 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$154,490	$59,269
Class C	33,766	3,884
Class I	—	19,803
Class R2	424	8
28	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

Class	Distribution and service fees	Transfer agent fees
Class R4	$177	$7
Class R6	—	21,804
Total	$188,857	$104,775
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	566,814	$7,519,344	579,074	$6,608,799
Distributions reinvested	71,702	929,976	73,170	900,721
Repurchased	(552,556)	(7,492,737)	(709,867)	(8,108,593)
Net increase (decrease)	85,960	$956,583	(57,623)	$(599,073)
Class C shares
Sold	16,513	$233,210	42,940	$506,043
Distributions reinvested	3,168	41,089	10,012	123,450
Repurchased	(338,957)	(4,364,554)	(427,779)	(4,882,746)
Net decrease	(319,276)	$(4,090,255)	(374,827)	$(4,253,253)
Class I shares
Sold	253,016	$3,455,704	425,889	$4,494,372
Distributions reinvested	27,468	355,979	28,299	348,073
Repurchased	(274,031)	(3,652,965)	(416,254)	(4,570,576)
Net increase	6,453	$158,718	37,934	$271,869
Class R2 shares
Sold	2,274	$30,165	1,882	$22,487
Distributions reinvested	109	1,413	206	2,544
Repurchased	(2,039)	(26,011)	(6,452)	(65,440)
Net increase (decrease)	344	$5,567	(4,364)	$(40,409)
Class R4 shares
Sold	87	$1,188	351	$3,968
Distributions reinvested	18	237	11	133
Repurchased	(6)	(78)	(1)	(18)
Net increase	99	$1,347	361	$4,083
ANNUAL REPORT | JOHN HANCOCK Global Equity Fund	29

	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	6,045,952	$74,085,977	16,544,198	$174,275,838
Distributions reinvested	366,915	4,755,224	26,878	330,603
Repurchased	(7,211,540)	(90,405,942)	(1,263,093)	(14,123,557)
Net increase (decrease)	(798,673)	$(11,564,741)	15,307,983	$160,482,884
Class NAV shares
Sold	2,683,881	$36,176,527	2,538,046	$27,312,010
Distributions reinvested	1,039,311	13,459,075	1,277,368	15,698,858
Repurchased	(9,648,950)	(136,577,888)	(13,815,716)	(166,110,897)
Net decrease	(5,925,758)	$(86,942,286)	(10,000,302)	$(123,100,029)
Total net increase (decrease)	(6,950,851)	$(101,475,067)	4,909,162	$32,766,072
Affiliates of the fund owned 81%, 3% and 100% of shares of Class R4, Class R6 and Class NAV, respectively, on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
On October 21, 2020, there was a redemption in kind from Class R6 shares of $59,160,387, which represented approximately 6.8% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statement of operations.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and in kind transactions, amounted to $546,366,731 and $581,770,159, respectively, for the year ended August 31, 2021.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 64.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	22.2%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	19.7%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	7.2%
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
30	JOHN HANCOCK Global Equity Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Global Equity Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 22, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	31

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $2,324,721 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor), for John Hancock Global Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
34	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group median for the one-, three- and five-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index and peer group median for the one-, three- and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light
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of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
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Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
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The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
38	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Global Equity Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
40	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

42	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	43

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
44	JOHN HANCOCK GLOBAL EQUITY FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Paul G. Boyne
Stephen G. Hermsdorf
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK GLOBAL EQUITY FUND	45

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Global Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823001	425A 8/21
10/2021

Annual report
John Hancock
Strategic Income
Opportunities Fund
Fixed income
August 31, 2021

A message to shareholders
Dear shareholder,
While equities delivered strong gains during the 12 months ended August 31, 2021, bond market performance was mixed. Interest-rate-sensitive segments—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and signals from the U.S. Federal Reserve that interest rates could rise as it begins to moderate the pace of asset purchases. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors’ heightened demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Strategic Income Opportunities Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
38	Financial statements
42	Financial highlights
48	Notes to financial statements
62	Report of independent registered public accounting firm
63	Tax information
64	Evaluation of advisory and subadvisory agreements by the Board of Trustees
71	Statement regarding liquidity risk management
73	Trustees and Officers
77	More information
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated and non-convertible investment-grade debt issues.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Mixed results for the U.S. bond market as the pandemic eased
Corporate bonds benefited from an improving U.S. economy as the COVID-19 pandemic began to recede, while rising bond yields put downward pressure on U.S. Treasury securities.
The fund outperformed its benchmark
The fund posted a positive return and outpaced the flat return of its benchmark, the Bloomberg U.S. Aggregate Bond Index.
Asset allocation added the most value
An emphasis on high-yield corporate credit, along with foreign currency exposure and limited interest-rate sensitivity, contributed to the fund’s outperformance of the benchmark.
PORTFOLIO COMPOSITION AS OF 8/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	3

QUALITY COMPOSITION AS OF 8/31/2021 (% of net assets)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Manager’s discussion of fund performance
How did the U.S. bond market perform during the 12 months ended August 31, 2021?
U.S. bonds posted mixed results for the period but were largely unchanged overall. The U.S. economy began an uneven but robust recovery during the period, supported by continued fiscal and monetary stimulus. The economy also benefited from the COVID-19 vaccine rollout, which led to the gradual removal of social distancing restrictions around the country. At the same time, supply shortages in many industries, caused by production bottlenecks and transportation disruptions, drove prices higher for both producers and consumers, resulting in the highest 12-month inflation rate in nearly 13 years.
The economic recovery and rising inflation numbers pushed bond yields higher across the board during the period. The overall rise in bond yields put downward pressure on U.S. Treasury bonds, reflecting their greater interest-rate sensitivity. However, improving economic expectations provided a lift to corporate bonds, with the high-yield segment posting the best returns.
How did the fund perform?
The fund posted a strong return and outperformed its benchmark. The most significant contributors to this outperformance were a sizable position in high-yield corporate bonds along with small positions in convertible bonds and equities. A
NET CURRENCY EXPOSURE AS OF 8/31/2021 (% of net assets)
United States Dollar	78.5
Euro	5.6
Canadian Dollar	3.9
Indonesian Rupiah	2.0
Norwegian Krone	1.6
Mexican Peso	1.4
Australian Dollar	1.2
Malaysian Ringgit	1.2
Other Currencies	4.6
TOTAL	100.0
Net currency exposure, after taking into account the effects of forward foreign currency exchange contracts.
COUNTRY COMPOSITION AS OF 8/31/2021 (% of net assets)
United States	56.8
Canada	6.6
Indonesia	3.6
Luxembourg	3.4
United Kingdom	2.4
Australia	2.0
Mexico	1.8
Brazil	1.8
Supranational	1.7
France	1.6
Other countries	18.3
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	5

position in emerging-market debt was also beneficial, as was limited exposure to U.S. Treasury bonds and agency mortgage-backed securities as these two sectors declined.
The fund’s duration positioning was another positive contributor to relative performance. The fund had a considerably shorter duration (a measure of interest-rate sensitivity) than the benchmark, which muted the negative impact of rising bond yields on fund performance. The fund also benefited from its foreign currency positioning as the U.S. dollar declined against most major currencies during the period.
What changes did you make to the portfolio during the period?
In the early stages of the pandemic, we increased the fund’s holdings of high-yield corporate bonds after they fell sharply, and we continued to add more over the past year. We also initiated a position in floating-rate bank loans late in the period. In contrast, we took steps to further shorten the fund’s duration, mostly through reducing exposure to interest-rate-sensitive sectors such as U.S. Treasury securities. Finally, we continued to focus on preserving the fund’s liquidity by emphasizing a combination of larger issuers and shorter maturities.
How was the portfolio positioned at the end of the period?
The fund’s positioning reflects our view that risk assets should continue to outperform as the global economy recovers. However, we’re mindful of heightened valuations in corporate credit, which increases the importance of individual security selection. We also anticipate that inflation may stay elevated in the near term—driven by pent-up consumer demand, a robust economic recovery, and continued accommodative policy from the U.S. Federal Reserve—so we remain focused on protecting the portfolio from rising interest rates.
MANAGED BY

Daniel S. Janis III
Thomas C. Goggins
Kisoo Park
Christopher M. Chapman, CFA
The views expressed in this report are exclusively those of the portfolio management team at Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-21	as of 8-31-21
Class A	1.62	2.93	3.84	15.53	45.72	1.70	1.65
Class C	4.04	3.06	3.55	16.25	41.70	1.08	1.03
Class I1	6.10	4.07	4.59	22.07	56.62	2.07	2.02
Class R2[1,2]	5.79	3.69	4.23	19.84	51.40	1.67	1.62
Class R6[1]	6.30	4.20	4.69	22.83	58.12	2.17	2.12
Class NAV[1]	6.31	4.21	4.73	22.92	58.68	2.17	2.13
Index††	-0.08	3.11	3.18	16.55	36.71	—	—
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.12	1.82	0.82	1.20	0.70	0.69
Net (%)	1.07	1.77	0.77	1.15	0.65	0.64
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Strategic Income Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg U.S. Aggregate Bond Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3	8-31-11	14,170	14,170	13,671
Class I1	8-31-11	15,662	15,662	13,671
Class R2[1,2]	8-31-11	15,140	15,140	13,671
Class R6[1]	8-31-11	15,812	15,812	13,671
Class NAV[1]	8-31-11	15,868	15,868	13,671
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated and non-convertible investment-grade debt issues.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,019.00	$5.45	1.07%
	Hypothetical example	1,000.00	1,019.80	5.45	1.07%
Class C	Actual expenses/actual returns	1,000.00	1,015.40	8.99	1.77%
	Hypothetical example	1,000.00	1,016.30	9.00	1.77%
Class I	Actual expenses/actual returns	1,000.00	1,020.60	3.92	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Class R2	Actual expenses/actual returns	1,000.00	1,018.50	5.95	1.17%
	Hypothetical example	1,000.00	1,019.30	5.95	1.17%
Class R6	Actual expenses/actual returns	1,000.00	1,021.10	3.36	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Class NAV	Actual expenses/actual returns	1,000.00	1,022.10	3.31	0.65%
	Hypothetical example	1,000.00	1,021.90	3.31	0.65%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-21
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 4.7%					$229,162,896
(Cost $206,958,131)
U.S. Government 4.7%					229,162,896
U.S. Treasury
Bond	2.000	02-15-50		18,000,000	18,289,688
Bond	2.750	11-15-42		10,200,000	11,802,117
Bond	3.000	02-15-49		62,535,000	77,176,984
Bond	4.375	02-15-38		40,125,000	56,389,731
Note	0.250	06-30-25		11,500,000	11,352,656
Note	0.375	11-30-25		12,000,000	11,852,813
Note	2.000	11-15-26		3,745,000	3,972,480
Note	2.375	02-29-24		3,515,000	3,696,379
Note	2.375	04-30-26		5,420,000	5,829,676
Note	2.625	02-15-29		7,895,000	8,747,413

Treasury Inflation Protected Security	0.125	01-15-30		17,989,128	20,052,959
Foreign government obligations 19.4%					$946,450,988
(Cost $943,257,284)
Australia 1.0%					47,043,378
Commonwealth of Australia	0.250	11-21-24	AUD	17,845,000	13,058,867
Commonwealth of Australia	0.500	09-21-26	AUD	8,025,000	5,835,291
Commonwealth of Australia	2.250	11-21-22	AUD	4,010,000	3,013,742
New South Wales Treasury Corp.	1.000	02-08-24	AUD	24,925,000	18,557,412
Queensland Treasury Corp. (A)	4.250	07-21-23	AUD	8,355,000	6,578,066
Austria 0.2%					8,876,793
Republic of Austria (A)	0.500	02-20-29	EUR	7,075,000	8,876,793
Brazil 1.0%					47,012,788
Federative Republic of Brazil	10.000	01-01-23	BRL	100,220,000	20,027,440
Federative Republic of Brazil	10.000	01-01-25	BRL	135,530,000	26,985,348
Canada 3.0%					144,465,995
Canada Housing Trust No. 1 (A)	1.250	06-15-26	CAD	16,100,000	12,852,564
Canada Housing Trust No. 1 (A)	1.950	12-15-25	CAD	17,175,000	14,152,205
Government of Canada	1.500	09-01-24	CAD	7,863,000	6,399,216
Province of Ontario	1.350	12-02-30	CAD	83,435,000	63,502,920
Province of Ontario	2.900	06-02-28	CAD	13,400,000	11,589,861
Province of Ontario	3.450	06-02-45	CAD	11,995,000	11,039,887
Province of Quebec	0.200	04-07-25	EUR	9,160,000	11,047,562
Province of Quebec	1.500	12-15-23	GBP	5,130,000	7,226,432
Province of Quebec	3.000	09-01-23	CAD	8,000,000	6,655,348
China 0.9%					42,610,395
People’s Republic of China	1.990	04-09-25	CNY	128,240,000	19,357,428
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	11

	Rate (%)	Maturity date		Par value^	Value
China (continued)
People’s Republic of China	2.880	11-05-23	CNY	149,230,000	$23,252,967
Colombia 1.0%					46,917,175
Republic of Colombia	3.250	04-22-32		9,615,000	9,382,894
Republic of Colombia	4.500	03-15-29		2,450,000	2,661,117
Republic of Colombia	5.625	02-26-44		2,450,000	2,735,376
Republic of Colombia	6.250	11-26-25	COP	39,010,000,000	10,578,723
Republic of Colombia	7.500	08-26-26	COP	40,050,000,000	11,284,455
Republic of Colombia	10.000	07-24-24	COP	34,094,500,000	10,274,610
Greece 0.8%					37,788,399
Republic of Greece (A)	1.500	06-18-30	EUR	10,675,000	13,552,992
Republic of Greece (A)	2.000	04-22-27	EUR	8,435,000	11,041,725
Republic of Greece	4.200	01-30-42	EUR	7,100,000	13,193,682
India 0.1%					7,426,673
Republic of India	6.450	10-07-29	INR	373,000,000	5,162,786
Republic of India	7.270	04-08-26	INR	156,200,000	2,263,887
Indonesia 3.0%					145,321,900
Perusahaan Penerbit SBSN Indonesia III (A)	4.150	03-29-27		10,060,000	11,328,063
Republic of Indonesia	1.100	03-12-33	EUR	2,709,000	3,154,307
Republic of Indonesia (A)	2.150	07-18-24	EUR	6,000,000	7,484,024
Republic of Indonesia (A)	2.625	06-14-23	EUR	11,010,000	13,588,492
Republic of Indonesia	3.050	03-12-51		5,655,000	5,624,031
Republic of Indonesia	3.850	10-15-30		4,480,000	5,066,995
Republic of Indonesia	6.500	06-15-25	IDR	289,886,000,000	21,482,950
Republic of Indonesia	6.625	05-15-33	IDR	93,981,000,000	6,664,735
Republic of Indonesia	7.000	05-15-27	IDR	72,700,000,000	5,492,180
Republic of Indonesia	7.000	09-15-30	IDR	243,389,000,000	18,072,334
Republic of Indonesia	7.500	08-15-32	IDR	23,093,000,000	1,751,790
Republic of Indonesia	7.500	06-15-35	IDR	61,272,000,000	4,618,223
Republic of Indonesia	7.500	05-15-38	IDR	62,856,000,000	4,653,534
Republic of Indonesia	8.125	05-15-24	IDR	45,206,000,000	3,473,849
Republic of Indonesia	8.250	05-15-29	IDR	57,894,000,000	4,622,036
Republic of Indonesia	8.375	03-15-24	IDR	83,418,000,000	6,409,887
Republic of Indonesia	8.375	09-15-26	IDR	81,815,000,000	6,539,345
Republic of Indonesia	8.750	05-15-31	IDR	111,458,000,000	9,236,366
Republic of Indonesia	9.000	03-15-29	IDR	73,235,000,000	6,058,759
Ireland 0.3%					16,787,206
Republic of Ireland	3.400	03-18-24	EUR	12,890,000	16,787,206
Italy 0.7%					32,223,273
Republic of Italy	1.250	02-17-26		7,595,000	7,536,670
Republic of Italy (A)	1.850	07-01-25	EUR	19,430,000	24,686,603
12	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Japan 0.8%					$40,224,495
Government of Japan	0.100	06-20-25	JPY	4,387,750,000	40,224,495
Malaysia 1.2%					58,025,568
Government of Malaysia	3.733	06-15-28	MYR	24,975,000	6,250,564
Government of Malaysia	3.828	07-05-34	MYR	22,120,000	5,319,863
Government of Malaysia	3.844	04-15-33	MYR	48,536,000	11,933,145
Government of Malaysia	3.882	03-14-25	MYR	36,535,000	9,183,878
Government of Malaysia	3.900	11-30-26	MYR	18,960,000	4,824,106
Government of Malaysia	4.059	09-30-24	MYR	37,710,000	9,520,134
Government of Malaysia, Inflation Linked Bond	3.899	11-16-27	MYR	43,417,000	10,993,878
Mexico 1.3%					63,338,442
Government of Mexico	5.750	03-05-26	MXN	253,970,000	12,265,269
Government of Mexico	6.750	03-09-23	MXN	231,360,000	11,725,358
Government of Mexico	7.500	06-03-27	MXN	452,090,000	23,345,753
Government of Mexico	7.750	05-29-31	MXN	304,940,000	16,002,062
New Zealand 0.0%					2,820,488
Dominion of New Zealand	5.500	04-15-23	NZD	3,730,000	2,820,488
Norway 0.7%					34,385,771
Kingdom of Norway (A)	2.000	05-24-23	NOK	292,280,000	34,385,771
Philippines 0.6%					30,139,195
Republic of the Philippines	0.875	05-17-27	EUR	17,540,000	21,197,710
Republic of the Philippines	6.250	01-14-36	PHP	373,000,000	8,941,485
Portugal 0.6%					31,701,068
Republic of Portugal (A)	0.475	10-18-30	EUR	21,270,000	26,033,503
Republic of Portugal (A)	0.700	10-15-27	EUR	4,525,000	5,667,565
Qatar 0.4%					17,903,712
State of Qatar (A)	4.000	03-14-29		6,955,000	8,011,186
State of Qatar (A)	4.817	03-14-49		7,575,000	9,892,526
Singapore 0.4%					19,221,428
Republic of Singapore	1.750	04-01-22	SGD	25,635,000	19,221,428
Spain 0.4%					22,317,585
Kingdom of Spain (A)	0.250	07-30-24	EUR	9,125,000	11,013,362
Kingdom of Spain (A)	0.800	07-30-27	EUR	9,040,000	11,304,223
Sweden 0.3%					15,930,587
Kingdom of Sweden (A)	0.125	04-24-23	EUR	13,340,000	15,930,587
United Arab Emirates 0.5%					23,253,557
Government of Abu Dhabi (A)	1.700	03-02-31		9,705,000	9,535,163
Government of Abu Dhabi (A)	3.125	04-16-30		7,880,000	8,677,740
Government of Abu Dhabi (A)	3.875	04-16-50		4,315,000	5,040,654
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	13

	Rate (%)	Maturity date		Par value^	Value
United Kingdom 0.2%					$10,715,117
Government of United Kingdom	0.500	07-22-22	GBP	7,765,000	10,715,117

Corporate bonds 54.7%					$2,664,388,833
(Cost $2,557,060,855)
Communication services 7.4%					359,933,548
Diversified telecommunication services 0.8%
Cellnex Telecom SA	1.875	06-26-29	EUR	5,400,000	6,527,437
GCI LLC (A)	4.750	10-15-28		4,545,000	4,766,569
Kenbourne Invest SA (A)(B)	4.700	01-22-28		4,775,000	4,835,977
Radiate Holdco LLC (A)	4.500	09-15-26		12,100,000	12,598,883
Total Play Telecomunicaciones SA de CV (A)	7.500	11-12-25		8,945,000	9,504,063
Entertainment 0.7%
Lions Gate Capital Holdings LLC (A)	5.500	04-15-29		10,180,000	10,394,289
Netflix, Inc. (B)	4.375	11-15-26		6,690,000	7,568,063
Netflix, Inc.	4.875	04-15-28		2,890,000	3,377,688
Netflix, Inc. (A)	5.375	11-15-29		9,335,000	11,480,463
Interactive media and services 0.5%
ANGI Group LLC (A)	3.875	08-15-28		6,920,000	6,798,900
Match Group Holdings II LLC (A)	4.125	08-01-30		7,915,000	8,290,963
TripAdvisor, Inc. (A)	7.000	07-15-25		8,295,000	8,772,792
Media 3.8%
Altice Financing SA (A)	5.000	01-15-28		515,000	514,588
Cable One, Inc. (A)	4.000	11-15-30		4,450,000	4,502,065
CCO Holdings LLC (A)	4.250	02-01-31		1,700,000	1,744,625
CCO Holdings LLC (A)	4.500	08-15-30		8,205,000	8,573,076
CCO Holdings LLC (A)	4.500	06-01-33		5,245,000	5,435,131
CCO Holdings LLC (A)	4.750	03-01-30		11,565,000	12,236,695
CCO Holdings LLC (A)	5.125	05-01-27		14,650,000	15,306,467
Charter Communications Operating LLC	2.800	04-01-31		2,350,000	2,407,852
Charter Communications Operating LLC	5.125	07-01-49		15,905,000	19,099,003
Charter Communications Operating LLC	5.750	04-01-48		7,045,000	9,061,264
LCPR Senior Secured Financing DAC (A)	5.125	07-15-29		8,000,000	8,280,000
LCPR Senior Secured Financing DAC (A)	6.750	10-15-27		15,810,000	16,896,938
News Corp. (A)	3.875	05-15-29		17,435,000	17,927,539
Sirius XM Radio, Inc. (A)	4.125	07-01-30		1,005,000	1,028,834
Townsquare Media, Inc. (A)	6.875	02-01-26		3,950,000	4,187,000
Virgin Media Finance PLC (A)	5.000	07-15-30		7,640,000	7,910,838
14	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
Virgin Media Secured Finance PLC (A)	4.500	08-15-30		5,145,000	$5,218,574
Virgin Media Secured Finance PLC (A)	5.500	05-15-29		14,030,000	15,029,638
VTR Comunicaciones SpA (A)	4.375	04-15-29		4,495,000	4,536,804
VTR Comunicaciones SpA (A)	5.125	01-15-28		3,333,000	3,482,985
VTR Finance NV (A)	6.375	07-15-28		5,360,000	5,689,640
WMG Acquisition Corp. (A)	3.000	02-15-31		19,595,000	19,301,075
Wireless telecommunication services 1.6%
Millicom International Cellular SA (A)(B)	4.500	04-27-31		5,685,000	5,926,613
Sprint Capital Corp.	8.750	03-15-32		9,845,000	15,076,830
Sprint Corp.	7.125	06-15-24		1,655,000	1,903,250
T-Mobile USA, Inc.	2.625	04-15-26		2,415,000	2,481,413
T-Mobile USA, Inc.	2.625	02-15-29		4,405,000	4,460,063
T-Mobile USA, Inc.	2.875	02-15-31		4,070,000	4,181,925
T-Mobile USA, Inc.	3.375	04-15-29		4,865,000	5,140,164
T-Mobile USA, Inc.	3.500	04-15-31		3,440,000	3,662,740
T-Mobile USA, Inc. (A)	3.500	04-15-31		4,670,000	4,972,383
T-Mobile USA, Inc.	4.750	02-01-28		1,665,000	1,777,721
VMED O2 UK Financing I PLC (A)	3.250	01-31-31	EUR	7,750,000	9,294,415
VMED O2 UK Financing I PLC (A)	4.250	01-31-31		17,725,000	17,769,313
Consumer discretionary 5.6%					274,656,517
Automobiles 1.6%
BMW Finance NV	1.000	11-14-24	EUR	4,785,000	5,870,727
Ford Motor Company	7.450	07-16-31		1,665,000	2,190,990
Ford Motor Company	8.500	04-21-23		9,865,000	10,906,991
Ford Motor Credit Company LLC	2.748	06-14-24	GBP	3,354,000	4,691,976
Ford Motor Credit Company LLC	2.900	02-16-28		3,620,000	3,606,425
Ford Motor Credit Company LLC	2.979	08-03-22		4,400,000	4,456,100
Ford Motor Credit Company LLC	3.087	01-09-23		2,905,000	2,959,469
Ford Motor Credit Company LLC	3.350	11-01-22		5,755,000	5,881,610
Ford Motor Credit Company LLC	3.370	11-17-23		7,345,000	7,580,040
Ford Motor Credit Company LLC	3.625	06-17-31		12,890,000	13,276,700
Ford Motor Credit Company LLC	3.813	10-12-21		3,365,000	3,366,582
Ford Motor Credit Company LLC	4.000	11-13-30		2,575,000	2,716,625
Ford Motor Credit Company LLC	4.125	08-17-27		1,665,000	1,781,550
Ford Motor Credit Company LLC	4.250	09-20-22		3,320,000	3,415,450
Ford Motor Credit Company LLC	4.542	08-01-26		4,455,000	4,839,244
Hotels, restaurants and leisure 3.8%
Aramark Services, Inc. (A)	6.375	05-01-25		1,625,000	1,720,144
Boyd Gaming Corp. (A)	4.750	06-15-31		8,960,000	9,253,261
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	15

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Carnival Corp. (A)	5.750	03-01-27	11,850,000	$12,114,611
Hilton Domestic Operating Company, Inc. (A)	3.625	02-15-32	4,920,000	4,883,100
Hilton Domestic Operating Company, Inc.	4.875	01-15-30	2,950,000	3,171,250
Hilton Grand Vacations Borrower Escrow LLC (A)	5.000	06-01-29	6,110,000	6,186,375
Hyatt Hotels Corp.	5.750	04-23-30	7,696,000	9,238,579
MGM Resorts International	4.750	10-15-28	1,060,000	1,113,000
New Red Finance, Inc. (A)	3.500	02-15-29	5,802,000	5,772,990
New Red Finance, Inc. (A)	3.875	01-15-28	8,793,000	8,902,913
New Red Finance, Inc. (A)	4.000	10-15-30	22,370,000	22,246,518
Premier Entertainment Sub LLC (A)	5.625	09-01-29	3,480,000	3,568,079
Premier Entertainment Sub LLC (A)	5.875	09-01-31	5,220,000	5,350,500
Royal Caribbean Cruises, Ltd. (A)	4.250	07-01-26	7,280,000	7,098,000
Royal Caribbean Cruises, Ltd. (A)	5.500	04-01-28	12,760,000	12,853,276
Travel + Leisure Company (A)	6.625	07-31-26	12,745,000	14,517,830
Wyndham Hotels & Resorts, Inc. (A)	4.375	08-15-28	6,920,000	7,160,055
Yum! Brands, Inc.	3.625	03-15-31	18,845,000	19,360,034
Yum! Brands, Inc.	4.625	01-31-32	9,070,000	9,858,473
Yum! Brands, Inc. (A)	4.750	01-15-30	19,625,000	21,661,094
Household durables 0.0%
Newell Brands, Inc.	4.700	04-01-26	1,625,000	1,815,938
Internet and direct marketing retail 0.2%
MercadoLibre, Inc.	2.375	01-14-26	5,950,000	5,972,670
MercadoLibre, Inc. (B)	3.125	01-14-31	3,340,000	3,297,348
Consumer staples 3.6%				172,713,497
Food products 3.3%
BRF SA (A)	4.875	01-24-30	1,750,000	1,808,135
JBS Finance Luxembourg Sarl (A)	3.625	01-15-32	10,670,000	11,041,423
JBS USA Food Company (A)	7.000	01-15-26	11,145,000	11,716,181
Kraft Heinz Foods Company	3.000	06-01-26	7,061,000	7,487,611
Kraft Heinz Foods Company	3.875	05-15-27	3,905,000	4,304,112
Kraft Heinz Foods Company	4.250	03-01-31	16,095,000	18,578,725
Kraft Heinz Foods Company	4.375	06-01-46	2,935,000	3,403,023
Kraft Heinz Foods Company	4.625	10-01-39	11,120,000	13,266,491
Kraft Heinz Foods Company	6.875	01-26-39	12,485,000	18,654,091
Kraft Heinz Foods Company (A)	7.125	08-01-39	1,675,000	2,542,484
MARB BondCo PLC (A)	3.950	01-29-31	9,696,000	9,457,721
NBM US Holdings, Inc. (A)	7.000	05-14-26	2,929,000	3,116,749
16	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Food products (continued)
Post Holdings, Inc. (A)	4.500	09-15-31		14,765,000	$14,894,194
Post Holdings, Inc. (A)	5.500	12-15-29		3,230,000	3,460,138
Post Holdings, Inc. (A)	5.625	01-15-28		14,510,000	15,271,775
Post Holdings, Inc. (A)	5.750	03-01-27		19,660,000	20,578,122
Personal products 0.3%
Natura Cosmeticos SA (A)	4.125	05-03-28		8,030,000	8,242,795
Oriflame Investment Holding PLC (A)	5.125	05-04-26		4,770,000	4,889,727
Energy 6.7%					327,251,613
Oil, gas and consumable fuels 6.7%
Aker BP ASA (A)	3.750	01-15-30		12,930,000	13,980,170
Cenovus Energy, Inc.	3.500	02-07-28	CAD	5,175,000	4,329,502
Cenovus Energy, Inc.	5.250	06-15-37		2,074,000	2,475,670
Cenovus Energy, Inc.	5.400	06-15-47		8,203,000	10,103,524
Cenovus Energy, Inc.	6.750	11-15-39		21,993,000	29,698,393
Cheniere Energy Partners LP (A)	4.000	03-01-31		13,025,000	13,708,813
Cheniere Energy Partners LP	4.500	10-01-29		4,045,000	4,358,488
Continental Resources, Inc. (A)	5.750	01-15-31		22,560,000	27,495,000
Ecopetrol SA	5.375	06-26-26		2,445,000	2,696,835
Ecopetrol SA	5.875	05-28-45		2,485,000	2,664,554
Ecopetrol SA	6.875	04-29-30		4,970,000	5,990,192
Enbridge, Inc.	3.125	11-15-29		10,080,000	10,809,429
EQM Midstream Partners LP (A)	4.750	01-15-31		6,445,000	6,557,788
EQT Corp. (A)	3.125	05-15-26		1,990,000	2,044,725
EQT Corp. (A)	3.625	05-15-31		23,315,000	24,648,618
EQT Corp.	3.900	10-01-27		3,283,000	3,544,261
Inversiones Latin America Power Ltda (A)	5.125	06-15-33		6,240,000	6,224,400
Kinder Morgan, Inc. (B)	2.000	02-15-31		3,020,000	2,945,733
MC Brazil Downstream Trading SARL (A)	7.250	06-30-31		10,290,000	10,708,803
Medco Oak Tree Pte, Ltd. (A)	7.375	05-14-26		6,590,000	7,092,488
Occidental Petroleum Corp.	3.200	08-15-26		1,560,000	1,609,109
Occidental Petroleum Corp.	3.400	04-15-26		2,417,000	2,483,468
Occidental Petroleum Corp.	6.125	01-01-31		7,895,000	9,546,634
Occidental Petroleum Corp.	6.625	09-01-30		11,815,000	14,739,213
Occidental Petroleum Corp.	7.500	05-01-31		3,470,000	4,540,252
Ovintiv, Inc.	6.500	08-15-34		7,620,000	10,127,794
Ovintiv, Inc.	6.500	02-01-38		1,635,000	2,259,022
Pertamina Persero PT (A)	3.100	01-21-30		2,700,000	2,818,798
Pertamina Persero PT (A)	3.650	07-30-29		3,440,000	3,745,974
Petrobras Global Finance BV (B)	6.900	03-19-49		11,065,000	13,128,623
Petrorio Luxembourg Sarl (A)	6.125	06-09-26		5,350,000	5,489,100
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	17

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Qatar Petroleum (A)	2.250	07-12-31		3,925,000	$3,957,829
Qatar Petroleum (A)	3.300	07-12-51		3,105,000	3,206,844
Saudi Arabian Oil Company (A)	2.250	11-24-30		3,890,000	3,861,167
Saudi Arabian Oil Company (A)	3.500	04-16-29		9,115,000	9,915,333
Saudi Arabian Oil Company (A)	4.250	04-16-39		7,050,000	8,092,822
Saudi Arabian Oil Company (A)	4.375	04-16-49		5,805,000	6,782,446
Southwestern Energy Company	6.450	01-23-25		658,000	717,148
The Williams Companies, Inc.	3.500	11-15-30		865,000	949,350
TransCanada PipeLines, Ltd.	4.100	04-15-30		13,295,000	15,223,647
Transcontinental Gas Pipe Line Company LLC	3.250	05-15-30		875,000	947,249
Western Midstream Operating LP	5.300	02-01-30		9,845,000	11,032,405
Financials 11.0%					534,471,560
Banks 6.6%
Asian Development Bank	5.000	03-09-22	AUD	11,300,000	8,478,508
Banco Actinver SA (A)	4.800	12-18-32		2,360,000	1,864,400
Banco Actinver SA (A)	9.500	12-18-32	MXN	138,600,000	5,037,741
Banco Santander SA (4.750% to 11-12-26, then 5 Year CMT + 3.753%) (C)	4.750	11-12-26		8,200,000	8,389,420
Barclays PLC (4.375% to 3-15-28, then 5 Year CMT + 3.410%) (C)	4.375	03-15-28		5,490,000	5,560,272
BNG Bank NV	0.250	06-07-24	EUR	3,800,000	4,581,312
BNP Paribas SA (4.500% to 2-25-30, then 5 Year CMT + 2.944%) (A)(B)(C)	4.500	02-25-30		8,095,000	8,217,558
BNP Paribas SA (4.625% to 2-25-31, then 5 Year CMT + 3.340%) (A)(B)(C)	4.625	02-25-31		14,782,000	15,375,349
Citigroup, Inc. (Greater of 3 month EURIBOR + 0.500% or 0.000%) (D)	0.000	03-21-23	EUR	10,835,000	12,875,744
Credit Agricole SA (6.875% to 9-23-24, then 5 Year U.S. Swap Rate + 4.319%) (A)(B)(C)	6.875	09-23-24		1,926,000	2,145,083
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(C)	7.875	01-23-24		8,335,000	9,366,456
European Investment Bank (SONIA + 0.350%) (D)	0.400	06-29-23	GBP	6,180,000	8,535,216
European Investment Bank	1.500	05-12-22	NOK	117,270,000	13,571,125
European Investment Bank	1.750	03-13-25	NOK	15,470,000	1,811,683
First Horizon Bank	5.750	05-01-30		4,743,000	5,873,962
18	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
ING Groep NV (5.750% to 11-16-26, then 5 Year CMT + 4.342%) (C)	5.750	11-16-26		9,554,000	$10,521,343
International Bank for Reconstruction & Development	1.900	01-16-25	CAD	15,730,000	12,901,181
International Bank for Reconstruction & Development	3.375	01-25-22	NZD	13,998,000	9,970,616
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	12,620,000	8,928,154
International Finance Corp.	0.375	09-10-25	NZD	12,980,000	8,678,314
Intesa Sanpaolo SpA (A)	4.198	06-01-32		7,674,000	7,898,762
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (A)(C)	7.700	09-17-25		7,875,000	8,989,628
Lloyds Banking Group PLC (7.500% to 9-27-25, then 5 Year U.S. Swap Rate + 4.496%) (C)	7.500	09-27-25		9,344,000	10,810,583
NatWest Group PLC (4.600% to 6-28-31, then 5 Year CMT + 3.100%) (C)	4.600	06-28-31		4,400,000	4,477,000
NatWest Group PLC (6.000% to 12-29-25, then 5 Year CMT + 5.625%) (C)	6.000	12-29-25		8,590,000	9,617,794
Nordea Eiendomskreditt AS (3 month NIBOR + 0.300%) (D)	0.500	06-21-23	NOK	88,000,000	10,171,633
Nordea Eiendomskreditt AS (3 month NIBOR + 0.340%) (D)	0.540	06-19-24	NOK	110,000,000	12,736,429
Nordic Investment Bank	1.500	01-24-22	NOK	11,000,000	1,270,401
Nordic Investment Bank	1.875	04-10-24	NOK	46,090,000	5,405,217
Popular, Inc.	6.125	09-14-23		17,095,000	18,419,863
QNB Finance, Ltd.	3.500	03-28-24		4,285,000	4,555,630
QNB Finance, Ltd.	4.350	01-29-22	CNY	18,860,000	2,933,220
Shinhan Financial Group Company, Ltd. (2.875% to 5-12-26, then 5 Year CMT + 2.064%) (A)(C)	2.875	05-12-26		9,105,000	9,019,231
Societe Generale SA (4.750% to 5-26-26, then 5 Year CMT + 3.931%) (A)(C)	4.750	05-26-26		3,665,000	3,800,165
Societe Generale SA (6.750% to 4-6-28, then 5 Year U.S. Swap Rate + 3.929%) (A)(C)	6.750	04-06-28		4,155,000	4,723,736
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	19

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
Societe Generale SA (8.000% to 9-29-25, then 5 Year ICE Swap Rate + 5.873%) (A)(C)	8.000	09-29-25		6,640,000	$7,844,164
U.S. Bancorp	0.850	06-07-24	EUR	18,550,000	22,521,997
UniCredit SpA (5.459% to 6-30-30, then 5 Year CMT + 4.750%) (A)	5.459	06-30-35		1,625,000	1,795,969
UniCredit SpA (8.000% to 6-3-24, then 5 Year U.S. Swap Rate + 5.180%) (C)	8.000	06-03-24		3,624,000	4,004,520
Wells Fargo & Company	3.250	04-27-22	AUD	12,300,000	9,176,720
Capital markets 2.2%
Credit Suisse Group AG (4.500% to 9-3-30, then 5 Year CMT + 3.554%) (A)(C)	4.500	09-03-30		8,035,000	7,964,694
Credit Suisse Group AG (5.100% to 1-24-30, then 5 Year CMT + 3.293%) (A)(B)(C)	5.100	01-24-30		3,965,000	4,079,589
Credit Suisse Group AG (6.375% to 8-21-26, then 5 Year CMT + 4.822%) (A)(C)	6.375	08-21-26		8,715,000	9,624,672
Deutsche Bank AG (6.000% to 10-30-25, then 5 Year CMT + 4.524%) (C)	6.000	10-30-25		8,800,000	9,174,000
MSCI, Inc. (A)	3.250	08-15-33		4,130,000	4,259,063
MSCI, Inc. (A)	3.625	09-01-30		16,020,000	16,876,269
MSCI, Inc. (A)	3.625	11-01-31		8,740,000	9,274,888
MSCI, Inc. (A)	3.875	02-15-31		7,940,000	8,475,950
The Goldman Sachs Group, Inc.	1.375	05-15-24	EUR	7,713,000	9,338,015
The Goldman Sachs Group, Inc.	2.000	11-01-28	EUR	2,510,000	3,291,241
The Goldman Sachs Group, Inc.	3.375	03-27-25	EUR	1,960,000	2,588,951
UBS Group AG (3.875% to 6-2-26, then 5 Year CMT + 3.098%) (A)(C)	3.875	06-02-26		5,800,000	5,869,078
UBS Group AG (4.375% to 2-10-31, then 5 Year CMT + 3.313%) (A)(C)	4.375	02-10-31		10,145,000	10,385,944
UBS Group AG (5.125% to 7-29-26, then 5 Year CMT + 4.855%) (C)	5.125	07-29-26		4,672,000	5,104,160
Consumer finance 0.0%
Capital One Financial Corp.	0.800	06-12-24	EUR	1,100,000	1,326,158
Diversified financial services 1.1%
Berkshire Hathaway Finance Corp.	2.375	06-19-39	GBP	7,150,000	10,776,072
Berkshire Hathaway, Inc., Zero Coupon	0.000	03-12-25	EUR	10,945,000	12,988,806
20	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Diversified financial services (continued)
European Financial Stability Facility	1.875	05-23-23	EUR	2,500,000	$3,079,176
Mexico Remittances Funding Fiduciary Estate Management Sarl (A)	4.875	01-15-28		6,450,000	6,353,250
Swiss Insured Brazil Power Finance Sarl (A)	9.850	07-16-32	BRL	93,788,412	18,228,776
Insurance 1.1%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58		15,170,000	22,603,300
Chubb INA Holdings, Inc.	0.300	12-15-24	EUR	9,990,000	11,927,915
DB Insurance Company, Ltd.	3.512	05-25-24	KRW	10,000,000,000	8,892,062
DB Insurance Company, Ltd.	3.865	05-25-27	KRW	10,000,000,000	9,133,432
Health care 4.0%					195,136,182
Health care equipment and supplies 0.7%
Becton Dickinson Euro Finance Sarl	1.208	06-04-26	EUR	8,910,000	11,020,485
DH Europe Finance II Sarl	0.450	03-18-28	EUR	18,445,000	22,125,693
Health care providers and services 2.6%
Centene Corp.	2.500	03-01-31		9,265,000	9,241,096
Centene Corp.	3.000	10-15-30		18,720,000	19,402,718
Centene Corp.	3.375	02-15-30		18,780,000	19,625,100
Centene Corp.	4.625	12-15-29		2,625,000	2,879,336
HCA, Inc.	3.500	09-01-30		33,251,000	35,679,653
HCA, Inc.	4.125	06-15-29		13,845,000	15,663,811
HCA, Inc.	5.375	02-01-25		16,935,000	19,073,044
Rede D’or Finance Sarl (A)	4.500	01-22-30		4,134,000	4,216,680
Rede D’or Finance Sarl (A)	4.950	01-17-28		555,000	591,686
Life sciences tools and services 0.4%
Thermo Fisher Scientific, Inc.	0.500	03-01-28	EUR	6,585,000	7,923,099
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	3,288,000	3,984,246
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	4,947,000	6,192,122
Pharmaceuticals 0.3%
Allergan Funding SCS	1.250	06-01-24	EUR	6,760,000	8,054,626
Allergan Funding SCS	2.625	11-15-28	EUR	3,795,000	4,891,705
Bausch Health Companies, Inc. (A)	5.250	02-15-31		2,440,000	2,275,788
Jazz Securities DAC (A)	4.375	01-15-29		2,215,000	2,295,294
Industrials 5.4%					261,773,950
Aerospace and defense 1.2%
Airbus SE	1.625	06-09-30	EUR	2,740,000	3,552,588
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	21

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
DAE Funding LLC (A)	3.375	03-20-28		6,635,000	$6,860,842
Spirit AeroSystems, Inc. (A)	7.500	04-15-25		1,705,000	1,805,169
The Boeing Company	5.040	05-01-27		11,170,000	12,877,222
The Boeing Company	5.150	05-01-30		27,030,000	31,980,919
Air freight and logistics 0.2%
Hidrovias International Finance SARL (A)	4.950	02-08-31		3,515,000	3,538,691
Simpar Europe SA (A)	5.200	01-26-31		3,245,000	3,329,110
Simpar Finance Sarl (A)	10.750	02-12-28	BRL	30,765,000	5,293,974
Airlines 2.3%
American Airlines Group, Inc. (A)	5.000	06-01-22		8,485,000	8,559,244
American Airlines, Inc. (A)	5.500	04-20-26		9,940,000	10,476,760
American Airlines, Inc. (A)	5.750	04-20-29		8,095,000	8,741,507
Delta Air Lines 2020-1 Class A Pass Through Trust	2.500	06-10-28		5,494,232	5,577,030
Delta Air Lines, Inc.	2.900	10-28-24		7,330,000	7,470,378
Delta Air Lines, Inc. (A)	4.500	10-20-25		3,390,000	3,635,775
Delta Air Lines, Inc. (A)	4.750	10-20-28		30,093,000	33,553,591
Delta Air Lines, Inc. (A)	7.000	05-01-25		6,848,000	8,010,925
Delta Air Lines, Inc.	7.375	01-15-26		1,655,000	1,948,436
Mileage Plus Holdings LLC (A)	6.500	06-20-27		8,520,000	9,255,702
United Airlines 2020-1 Class A Pass Through Trust	5.875	10-15-27		12,525,550	13,933,598
Building products 0.1%
Johnson Controls International PLC	0.375	09-15-27	EUR	2,590,000	3,089,566
Commercial services and supplies 0.2%
GFL Environmental, Inc. (A)	4.750	06-15-29		8,030,000	8,250,825
Prime Security Services Borrower LLC (A)	3.375	08-31-27		1,055,000	1,018,028
Construction and engineering 0.2%
AECOM	5.125	03-15-27		8,062,000	9,005,093
Professional services 0.1%
CoStar Group, Inc. (A)	2.800	07-15-30		5,780,000	5,937,538
Road and rail 0.5%
Indian Railway Finance Corp., Ltd. (A)	3.249	02-13-30		7,580,000	7,771,110
Movida Europe SA (A)	5.250	02-08-31		2,480,000	2,518,936
Uber Technologies, Inc. (A)	7.500	05-15-25		1,640,000	1,748,650
Uber Technologies, Inc. (A)	8.000	11-01-26		10,975,000	11,688,375
Trading companies and distributors 0.5%
United Rentals North America, Inc.	3.875	02-15-31		11,355,000	11,753,447
22	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Trading companies and distributors (continued)
United Rentals North America, Inc.	4.000	07-15-30		7,265,000	$7,610,088
United Rentals North America, Inc.	4.875	01-15-28		6,470,000	6,858,200
Transportation infrastructure 0.1%
Adani Ports & Special Economic Zone, Ltd. (A)	4.200	08-04-27		3,885,000	4,122,633
Information technology 1.7%					84,217,162
IT services 0.9%
Fidelity National Information Services, Inc.	1.000	12-03-28	EUR	4,800,000	5,893,872
Fidelity National Information Services, Inc.	1.500	05-21-27	EUR	9,625,000	12,139,683
Fiserv, Inc.	1.125	07-01-27	EUR	3,495,000	4,340,426
Gartner, Inc. (A)	3.750	10-01-30		5,220,000	5,462,208
Square, Inc. (A)	3.500	06-01-31		3,325,000	3,458,000
Twilio, Inc.	3.625	03-15-29		4,795,000	4,949,399
Twilio, Inc.	3.875	03-15-31		6,440,000	6,729,800
Semiconductors and semiconductor equipment 0.1%
SK Hynix, Inc. (A)	1.500	01-19-26		4,935,000	4,910,952
Software 0.1%
Camelot Finance SA (A)	4.500	11-01-26		4,330,000	4,518,572
j2 Global, Inc. (A)	4.625	10-15-30		3,555,000	3,764,425
Technology hardware, storage and peripherals 0.6%
Apple, Inc.	0.875	05-24-25	EUR	9,831,000	12,072,972
Atento Luxco 1 SA (A)	8.000	02-10-26		4,968,000	5,466,290
CDW LLC	4.250	04-01-28		1,655,000	1,733,613
Dell International LLC	8.350	07-15-46		5,348,000	8,776,950
Materials 6.0%					292,011,799
Chemicals 0.7%
Braskem Netherlands Finance BV (A)	4.500	01-10-28		5,509,000	5,975,612
Braskem Netherlands Finance BV (A)	5.875	01-31-50		6,055,000	7,001,094
Ecolab, Inc.	1.000	01-15-24	EUR	4,270,000	5,172,514
FS Luxembourg Sarl (A)	10.000	12-15-25		6,390,000	7,188,814
SCIH Salt Holdings, Inc. (A)	4.875	05-01-28		9,535,000	9,604,606
Construction materials 0.4%
Cemex SAB de CV (A)	3.875	07-11-31		7,770,000	7,993,465
St. Mary’s Cement, Inc. (A)(B)	5.750	01-28-27		7,505,000	8,747,565
Standard Industries, Inc. (A)	3.375	01-15-31		2,575,000	2,481,656
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	23

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging 2.0%
Ardagh Metal Packaging Finance USA LLC (A)	3.250	09-01-28		9,710,000	$9,782,825
Ardagh Metal Packaging Finance USA LLC (A)	4.000	09-01-29		10,505,000	10,707,221
Ball Corp.	2.875	08-15-30		5,485,000	5,498,713
Ball Corp.	4.875	03-15-26		8,590,000	9,642,275
Ball Corp.	5.250	07-01-25		13,700,000	15,481,000
Berry Global, Inc. (A)	5.625	07-15-27		6,805,000	7,162,263
Crown Americas LLC	4.250	09-30-26		1,490,000	1,605,475
Crown Americas LLC	4.500	01-15-23		10,709,000	11,222,497
Crown Cork & Seal Company, Inc.	7.375	12-15-26		10,748,000	13,273,780
Reynolds Group Issuer, Inc. (A)	4.000	10-15-27		13,505,000	13,499,733
Metals and mining 2.9%
ArcelorMittal SA	4.550	03-11-26		995,000	1,126,917
ArcelorMittal SA	6.750	03-01-41		4,985,000	7,120,923
ArcelorMittal SA	7.000	10-15-39		1,275,000	1,832,813
Cleveland-Cliffs, Inc. (A)(B)	4.625	03-01-29		14,925,000	15,708,563
Cleveland-Cliffs, Inc. (A)	4.875	03-01-31		8,180,000	8,793,500
Cleveland-Cliffs, Inc. (A)	6.750	03-15-26		3,835,000	4,113,038
FMG Resources August 2006 Pty, Ltd. (A)	4.375	04-01-31		47,590,000	51,291,074
Freeport-McMoRan, Inc.	4.125	03-01-28		1,430,000	1,497,925
Freeport-McMoRan, Inc.	4.625	08-01-30		10,030,000	11,058,075
Freeport-McMoRan, Inc.	5.450	03-15-43		19,505,000	24,940,653
Indonesia Asahan Aluminium Persero PT (A)	4.750	05-15-25		11,455,000	12,487,210
Real estate 1.3%					64,881,549
Equity real estate investment trusts 1.3%
American Tower Corp.	0.500	01-15-28	EUR	2,845,000	3,367,602
American Tower Corp.	1.950	05-22-26	EUR	3,650,000	4,656,772
Crown Castle International Corp.	2.250	01-15-31		2,550,000	2,530,193
Host Hotels & Resorts LP	3.375	12-15-29		2,565,000	2,669,722
Host Hotels & Resorts LP	3.500	09-15-30		2,575,000	2,712,434
SBA Communications Corp. (A)	3.125	02-01-29		9,770,000	9,599,025
SBA Communications Corp.	3.875	02-15-27		22,055,000	22,921,320
SBA Communications Corp.	4.875	09-01-24		1,067,000	1,083,005
VICI Properties LP (A)	4.125	08-15-30		9,945,000	10,616,288
VICI Properties LP (A)	4.625	12-01-29		4,345,000	4,725,188
Utilities 2.0%					97,341,456
Electric utilities 1.1%
Chile Electricity PEC SpA (A)(B)(E)	3.284	01-25-28		2,925,000	2,371,298
24	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Utilities (continued)
Electric utilities (continued)
EDP Finance BV	0.375	09-16-26	EUR	1,315,000	$1,577,114
FirstEnergy Corp.	4.400	07-15-27		9,045,000	10,152,197
FirstEnergy Corp.	7.375	11-15-31		15,800,000	22,066,756
Israel Electric Corp., Ltd. (A)	6.875	06-21-23		4,565,000	5,048,734
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (A)	4.125	05-15-27		12,660,000	13,886,501
Independent power and renewable electricity producers 0.7%
Adani Green Energy UP, Ltd. (A)	6.250	12-10-24		5,330,000	5,803,837
DPL, Inc.	4.125	07-01-25		13,920,000	14,901,360
Greenko Dutch BV (A)	3.850	03-29-26		6,350,000	6,485,763
Greenko Solar Mauritius, Ltd. (A)	5.550	01-29-25		5,260,000	5,385,667
The AES Corp. (A)	3.950	07-15-30		1,650,000	1,839,585
Multi-utilities 0.2%
E.ON SE	0.375	09-29-27	EUR	3,200,000	3,850,202

Engie SA	0.375	06-21-27	EUR	3,300,000	3,972,442
Convertible bonds 2.5%					$122,440,462
(Cost $112,004,530)
Communication services 0.8%					41,269,331
Diversified telecommunication services 0.1%
Cellnex Telecom SA	0.750	11-20-31	EUR	6,000,000	7,064,029
Media 0.7%
DISH Network Corp.	3.375	08-15-26		5,520,000	5,757,933
Liberty Broadband Corp. (A)	1.250	09-30-50		12,375,000	13,079,162
Liberty Broadband Corp. (A)	2.750	09-30-50		8,550,000	9,483,899
Liberty Media Corp. (A)	0.500	12-01-50		5,085,000	5,884,308
Consumer discretionary 0.4%					16,962,146
Household durables 0.2%
Sony Group Corp., Zero Coupon	0.000	09-30-22	JPY	356,000,000	7,395,701
Specialty retail 0.2%
Burlington Stores, Inc.	2.250	04-15-25		6,365,000	9,566,445
Energy 0.2%					11,593,950
Oil, gas and consumable fuels 0.2%
BP Capital Markets PLC	1.000	04-28-23	GBP	8,300,000	11,593,950
Industrials 1.1%					52,615,035
Airlines 0.9%
Air Canada	4.000	07-01-25		5,160,000	7,715,778
American Airlines Group, Inc.	6.500	07-01-25		14,450,000	21,621,535
Southwest Airlines Company	1.250	05-01-25		9,450,000	13,773,375
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	25

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Road and rail 0.2%

Uber Technologies, Inc. (A)(E)	1.613	12-15-25	10,190,000	$9,504,347
Capital preferred securities 0.2%				$9,043,251
(Cost $8,130,510)
Financials 0.2%				9,043,251
Banks 0.2%

USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) (B)(C)(D)	3.500	10-01-21	9,107,000	9,043,251
Term loans (F) 6.1%				$299,911,447
(Cost $300,623,985)
Communication services 0.6%				29,238,864
Media 0.4%
AP Core Holdings II LLC, Term Loan B (G)	TBD	07-21-27	5,215,000	5,162,850
AP Core Holdings II LLC, Term Loan B (G)	TBD	07-21-27	7,535,000	7,462,815
Univision Communications, Inc., 2021 First Lien Term Loan B (1 month LIBOR + 3.250%)	4.000	03-15-26	8,400,000	8,372,448
Wireless telecommunication services 0.2%
SBA Senior Finance II LLC, 2018 Term Loan B (1 month LIBOR + 1.750%)	1.840	04-11-25	8,325,000	8,240,751
Consumer discretionary 1.7%				81,312,603
Diversified consumer services 0.2%
APX Group, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	4.000	07-10-28	3,845,000	3,830,581
Whatabrands LLC, 2021 Term Loan B (1 month LIBOR + 3.250%)	3.750	07-12-28	6,868,000	6,844,374
Hotels, restaurants and leisure 1.5%
Aramark Services, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%)	1.835	03-11-25	10,760,000	10,544,800
Bally’s Corp., 2021 Term Loan B (G)	TBD	08-06-28	5,325,000	5,312,646
Carnival Corp., USD Term Loan B (1 month LIBOR + 3.000%)	3.750	06-30-25	3,137,078	3,115,903
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B (1 month LIBOR + 3.000%)	3.500	08-02-28	4,395,000	4,385,111
Hilton Worldwide Finance LLC, 2019 Term Loan B (1 month LIBOR + 1.750%)	1.834	06-22-26	8,560,000	8,462,844
26	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
KFC Holding Company, 2021 Term Loan B (1 month LIBOR + 1.750%)	1.839	03-15-28	14,400,700	$14,372,475
Marriott Ownership Resorts, Inc., 2019 Term Loan B (1 month LIBOR + 1.750%)	1.835	08-29-25	8,170,000	7,986,175
New Red Finance, Inc., Term Loan B4 (1 month LIBOR + 1.750%)	1.835	11-19-26	16,757,997	16,457,694
Energy 0.3%				16,538,549
Oil, gas and consumable fuels 0.3%
Pilot Travel Centers LLC, 2021 Term Loan B (G)	TBD	07-28-28	16,660,000	16,538,549
Financials 0.2%				11,655,252
Insurance 0.2%
Asurion LLC, 2021 Second Lien Term Loan B4 (1 month LIBOR + 5.250%)	5.335	01-20-29	6,760,000	6,722,009
Asurion LLC, 2021 Term Loan B9 (1 month LIBOR + 3.250%)	3.335	07-31-27	5,035,000	4,933,243
Health care 1.0%				48,764,972
Life sciences tools and services 0.4%
Avantor Funding, Inc. 2021 Term Loan B4 (1 month LIBOR + 2.000%)	2.500	11-21-24	6,315,000	6,296,560
ICON Luxembourg Sarl, LUX Term Loan (3 month LIBOR + 2.500%)	3.000	07-03-28	14,026,530	14,011,942
Pharmaceuticals 0.6%
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%)	4.000	05-05-28	12,915,000	12,915,000
Organon & Company, USD Term Loan (3 month LIBOR + 3.000%)	3.500	06-02-28	7,885,000	7,908,024
Padagis LLC, Term Loan B (3 month LIBOR + 4.750%)	5.250	07-06-28	7,643,000	7,633,446
Industrials 1.4%				68,492,848
Air freight and logistics 0.0%
Worldwide Express, Inc., 2021 1st Lien Term Loan (2 month LIBOR + 4.250%)	5.000	07-26-28	3,335,000	3,331,865
Airlines 0.6%
Air Canada, 2021 Term Loan B (3 month LIBOR + 3.500%)	4.250	08-11-28	11,490,000	11,471,501
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	27

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
United Airlines, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	4.500	04-21-28	16,639,388	$16,656,360
Building products 0.1%
JELD-WEN, Inc., 2021 Term Loan B (3 month LIBOR + 2.250%)	2.381	07-14-28	3,530,000	3,524,705
Commercial services and supplies 0.2%
Herman Miller, Inc., Term Loan B (1 month LIBOR + 2.000%)	2.063	07-19-28	8,690,000	8,657,413
Construction and engineering 0.2%
AECOM, 2021 Term Loan B (1 month LIBOR + 1.750%)	1.835	04-13-28	10,727,508	10,708,735
Machinery 0.1%
Brown Group Holding LLC, Term Loan B (3 month LIBOR + 2.750%)	3.250	06-07-28	5,485,443	5,455,712
Road and rail 0.2%
The Hertz Corp., 2021 Term Loan B (G)	TBD	06-30-28	7,343,200	7,309,128
The Hertz Corp., 2021 Term Loan C (G)	TBD	06-30-28	1,383,850	1,377,429
Information technology 0.7%				33,044,759
IT services 0.1%
Sabre GLBL, Inc., 2021 Term Loan B1 (1 month LIBOR + 3.500%)	4.000	12-17-27	1,607,380	1,594,923
Sabre GLBL, Inc., 2021 Term Loan B2 (1 month LIBOR + 3.500%)	4.000	12-17-27	2,562,350	2,542,492
Technology hardware, storage and peripherals 0.6%
Dell International LLC, 2021 Term Loan B (1 month LIBOR + 1.750%)	2.000	09-19-25	28,920,648	28,907,344
Materials 0.2%				10,863,600
Chemicals 0.2%
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B (3 month LIBOR + 4.000%)	4.750	03-16-27	9,433,080	9,443,174
Construction materials 0.0%

Standard Industries, Inc., 2021 Term Loan B (G)	TBD	08-05-28	1,425,000	1,420,426
28	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Collateralized mortgage obligations 0.6%				$28,275,326
(Cost $27,839,805)
Commercial and residential 0.6%				27,454,950
Arroyo Mortgage Trust
Series 2019-1, Class A1 (A)(H)	3.805	01-25-49	6,204,739	6,316,176
BX Commercial Mortgage Trust
Series 2019-XL, Class A (1 month LIBOR + 0.920%) (A)(D)	1.026	10-15-36	16,885,892	16,912,988
CSMC Trust
Series 2019-NQM1, Class A1 (A)	2.656	10-25-59	2,896,977	2,938,310
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	4,207,982	43,981
Series 2007-4, Class ES IO	0.350	07-19-47	4,456,664	59,718
Series 2007-6, Class ES IO (A)	0.343	08-19-37	4,364,100	62,143
Morgan Stanley Mortgage Loan Trust
Series 2004-9, Class 1A (H)	5.429	11-25-34	1,039,347	1,121,634
U.S. Government Agency 0.0%				820,376
Federal Home Loan Mortgage Corp.

Series 2017-DNA3, Class M1 (1 month LIBOR + 0.750%) (D)	0.859	03-25-30	820,376	820,376
Asset backed securities 1.5%				$73,400,735
(Cost $70,998,114)
Asset backed securities 1.5%				73,400,735
Bravo Mortgage Asset Trust
Series 2006-1A, Class A2 (1 month LIBOR + 0.240%) (A)(D)	0.349	07-25-36	699,189	699,026
DB Master Finance LLC
Series 2017-1A, Class A2I (A)	3.629	11-20-47	7,599,375	7,649,835
Series 2019-1A, Class A2I (A)	3.787	05-20-49	10,299,800	10,372,723
Series 2019-1A, Class A2II (A)	4.021	05-20-49	5,737,900	6,025,484
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2II (A)	4.474	10-25-45	5,781,675	6,030,229
FirstKey Homes Trust
Series 2020-SFR2, Class A (A)	1.266	10-19-37	3,676,867	3,681,635
Home Partners of America Trust
Series 2018-1, Class D (1 month LIBOR + 1.450%) (A)(D)	1.558	07-17-37	7,715,000	7,710,669
Series 2019-1, Class B (A)	3.157	09-17-39	4,523,176	4,635,963
Jack in the Box Funding LLC
Series 2019-1A, Class A2II (A)	4.476	08-25-49	6,962,388	7,367,529
MVW Owner Trust
Series 2018-1A, Class A (A)	3.450	01-21-36	3,015,088	3,123,803
Taco Bell Funding LLC
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2016-1A, Class A23 (A)	4.970	05-25-46	14,975,300	$16,103,839

	Shares	Value
Common stocks 3.0%		$148,240,558
(Cost $161,929,476)
Communication services 0.0%		0
Media 0.0%
Vertis Holdings, Inc. (I)(J)	110,794	0
Consumer discretionary 0.3%		12,727,358
Automobiles 0.3%
General Motors Company (J)	259,689	12,727,358
Financials 1.2%		59,542,869
Banks 1.1%
CIT Group, Inc.	184,570	10,228,869
Credit Agricole SA	695,120	10,033,164
Societe Generale SA	315,860	9,941,412
Synovus Financial Corp.	205,010	8,835,931
U.S. Bancorp	233,203	13,383,520
Capital markets 0.1%
Credit Suisse Group AG, ADR (B)	673,602	7,119,973
Industrials 0.6%		31,230,973
Aerospace and defense 0.4%
The Boeing Company (J)	94,328	20,704,967
Airlines 0.2%
Delta Air Lines, Inc. (J)	260,287	10,526,006
Real estate 0.3%		13,724,043
Equity real estate investment trusts 0.3%
Americold Realty Trust	373,545	13,724,043
Utilities 0.6%		31,015,315
Multi-utilities 0.6%
Algonquin Power & Utilities Corp.	264,450	13,354,725

Dominion Energy, Inc.	176,500	17,660,590
Preferred securities 3.7%		$178,792,043
(Cost $163,012,720)
Communication services 0.1%		5,918,376
Media 0.1%
2020 Cash Mandatory Exchangeable Trust, 5.250% (A)	4,970	5,918,376
30	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 0.7%		$34,062,949
Banks 0.5%
U.S. Bancorp (Greater of 3 month LIBOR + 1.020% or 3.500%), 3.500% (D)	12,425	11,934,834
Valley National Bancorp (5.500% to 9-30-22, then 3 month LIBOR + 3.578%)	272,325	7,121,299
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%) (B)	228,245	6,119,248
Capital markets 0.2%
Stifel Financial Corp., 4.500%	347,850	8,887,568
Health care 0.4%		19,616,735
Health care equipment and supplies 0.4%
Becton, Dickinson and Company, 6.000% (B)	113,050	6,178,183
Danaher Corp., 4.750%	6,190	13,438,552
Industrials 0.3%		12,095,251
Machinery 0.3%
Stanley Black & Decker, Inc., 5.250% (B)	105,700	12,095,251
Information technology 0.3%		16,660,686
IT services 0.1%
Sabre Corp., 6.500%	24,800	3,592,776
Semiconductors and semiconductor equipment 0.2%
Broadcom, Inc., 8.000%	8,280	13,067,910
Utilities 1.9%		90,438,046
Electric utilities 1.6%
American Electric Power Company, Inc., 6.125%	288,950	15,210,328
NextEra Energy, Inc., 4.872%	278,050	17,172,368
NextEra Energy, Inc., 5.279%	329,050	17,535,075
NextEra Energy, Inc., 6.219%	183,350	9,877,065
The Southern Company, 6.750%	336,250	17,757,363
Multi-utilities 0.3%
DTE Energy Company, 6.250%	249,050	12,885,847

	Contracts/ Notional amount	Value
Purchased options 0.0%		$906,449
(Cost $2,008,438)
Puts 0.0%		906,449
Over the Counter Option on the USD vs. CAD (Expiration Date: 10-7-21; Strike Price: $1.22; Counterparty: Canadian Imperial Bank of Commerce) (J)(K)	79,445,000	45,045
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	31

	Contracts/ Notional amount	Value
Puts (continued)
Over the Counter Option on the USD vs. CAD (Expiration Date: 4-11-22; Strike Price: $1.22; Counterparty: Canadian Imperial Bank of Commerce) (J)(K)	129,515,000	$861,404

	Yield (%)	Shares	Value
Short-term investments 4.2%			$203,691,253
(Cost $203,699,015)
Short-term funds 0.6%			29,012,253
John Hancock Collateral Trust (L)	0.0356(M)	2,899,167	29,012,253

	Par value^	Value
Repurchase agreement 3.6%		174,679,000
Barclays Tri-Party Repurchase Agreement dated 8-31-21 at 0.050% to be repurchased at $55,612,077 on 9-1-21, collateralized by $45,534,000 U.S. Treasury Bonds, 3.000% - 3.625% due 2-15-44 to 2-15-47 (valued at $56,724,420)	55,612,000	55,612,000
Repurchase Agreement with State Street Corp. dated 8-31-21 at 0.000% to be repurchased at $119,067,000 on 9-1-21, collateralized by $121,638,400 U.S. Treasury Notes, 0.125% due 8-31-23 (valued at $121,448,401)	119,067,000	119,067,000

Total investments (Cost $4,757,522,863) 100.6%	$4,904,704,241
Other assets and liabilities, net (0.6%)	(31,053,122)
Total net assets 100.0%	$4,873,651,119

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
32	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,715,873,495 or 35.2% of the fund’s net assets as of 8-31-21.
(B)	All or a portion of this security is on loan as of 8-31-21.
(C)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(D)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(E)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(F)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(G)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(H)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(I)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(J)	Non-income producing security.
(K)	For this type of option, notional amounts are equivalent to number of contracts.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(M)	The rate shown is the annualized seven-day yield as of 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	33

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro-BTP Italian Government Bond Futures	238	Long	Sep 2021	$43,054,715	$43,077,343	$22,628
10-Year U.S. Treasury Note Futures	244	Short	Dec 2021	(32,450,077)	(32,562,563)	(112,486)
Euro-Buxl Futures	37	Short	Sep 2021	(8,865,391)	(9,284,524)	(419,133)
German Euro BUND Futures	299	Short	Sep 2021	(61,493,647)	(61,941,467)	(447,820)
U.S. Treasury Long Bond Futures	2,848	Short	Dec 2021	(462,803,950)	(464,135,000)	(1,331,050)
Ultra U.S. Treasury Bond Futures	81	Short	Dec 2021	(11,943,027)	(11,989,266)	(46,239)
						$(2,334,100)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	18,000,917	USD	13,125,351	JPM	9/15/2021	$44,213	—
AUD	23,000,912	USD	16,780,244	MSCS	9/15/2021	47,342	—
AUD	14,154,149	USD	10,358,289	SSB	9/15/2021	—	$(3,041)
BRL	199,504,931	USD	37,959,692	SSB	9/15/2021	562,329	—
CAD	45,195,628	EUR	30,317,376	HUS	9/15/2021	15,555	—
CAD	89,959,768	EUR	60,785,876	RBC	9/15/2021	—	(489,370)
CAD	44,874,861	EUR	30,468,500	SSB	9/15/2021	—	(417,167)
CAD	14,448,999	EUR	9,701,560	UBS	9/15/2021	—	(5,803)
CAD	26,023,275	GBP	15,171,250	MSCS	9/15/2021	—	(233,006)
CAD	25,939,652	GBP	15,171,250	RBC	9/15/2021	—	(299,286)
CAD	15,042,500	JPY	1,353,343,640	ANZ	9/15/2021	—	(380,152)
CAD	15,042,500	JPY	1,349,208,457	RBC	9/15/2021	—	(342,561)
CAD	114,672,731	USD	91,190,000	BARC	9/15/2021	—	(301,238)
CAD	39,027,886	USD	30,463,333	CIBC	9/15/2021	469,882	—
CAD	37,212,805	USD	30,377,500	CITI	9/15/2021	—	(882,905)
CAD	37,660,280	USD	30,400,000	GSI	9/15/2021	—	(550,739)
CAD	37,563,678	USD	30,345,000	HUS	9/15/2021	—	(572,305)
CAD	96,137,894	USD	77,969,771	JPM	9/15/2021	—	(1,771,584)
CAD	114,028,172	USD	91,316,667	MSCS	9/15/2021	—	(938,777)
CAD	56,508,443	USD	45,588,750	RBC	9/15/2021	—	(800,574)
CAD	38,510,763	USD	30,460,833	SCB	9/15/2021	62,514	—
CAD	39,475,473	USD	31,565,000	TD	9/15/2021	—	(277,031)
CAD	58,335,300	USD	45,693,750	UBS	9/15/2021	542,380	—
EUR	15,235,000	CAD	22,581,393	ANZ	9/15/2021	95,366	—
EUR	85,570,562	CAD	126,315,580	RBC	9/15/2021	945,835	—
EUR	30,342,748	GBP	26,100,589	SSB	9/15/2021	—	(49,415)
EUR	45,515,625	NOK	482,541,612	UBS	9/15/2021	—	(1,746,882)
34	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	43,456,242	USD	50,945,274	GSI	9/15/2021	$378,478	—
EUR	21,728,121	USD	25,391,700	JPM	9/15/2021	270,176	—
EUR	51,993,536	USD	61,483,132	MSCS	9/15/2021	—	$(76,458)
EUR	30,257,500	USD	35,925,970	SCB	9/15/2021	—	(190,519)
EUR	20,839,214	USD	24,627,409	SSB	9/15/2021	—	(15,373)
EUR	21,720,605	USD	25,694,433	UBS	9/15/2021	—	(41,434)
GBP	30,342,500	CAD	51,897,508	JPM	9/15/2021	584,143	—
GBP	26,168,557	EUR	30,342,748	UBS	9/15/2021	142,863	—
GBP	21,059,500	USD	29,184,750	BARC	9/15/2021	—	(230,167)
GBP	15,042,500	USD	20,583,931	GSI	9/15/2021	97,914	—
GBP	21,059,500	USD	29,735,469	SSB	9/15/2021	—	(780,885)
GBP	9,780,469	USD	13,428,476	UBS	9/15/2021	18,633	—
JPY	2,720,810,082	CAD	30,085,000	CIBC	9/15/2021	888,690	—
JPY	1,678,410,783	USD	15,235,500	CIBC	9/15/2021	22,288	—
JPY	1,678,498,082	USD	15,235,500	SSB	9/15/2021	23,081	—
NOK	157,878,531	EUR	15,171,875	BARC	9/15/2021	240,831	—
NOK	312,365,724	EUR	30,343,750	CIBC	9/15/2021	91,585	—
NOK	12,297,357	USD	1,385,591	MSCS	9/15/2021	28,875	—
NZD	10,550,870	USD	7,311,953	HUS	9/15/2021	122,720	—
NZD	37,997,101	USD	26,582,808	UBS	9/15/2021	191,854	—
SGD	76,764,883	USD	56,907,386	BARC	9/15/2021	188,220	—
SGD	2,277,350	USD	1,693,977	CITI	9/15/2021	—	(146)
SGD	41,503,235	USD	30,552,610	GSI	9/15/2021	316,353	—
SGD	55,067,680	USD	40,575,224	MSCS	9/15/2021	382,600	—
SGD	14,039,079	USD	10,264,998	UBS	9/15/2021	176,882	—
USD	31,858,191	AUD	42,448,723	CITI	9/15/2021	802,487	—
USD	13,408,194	AUD	18,090,262	UBS	9/15/2021	173,266	—
USD	66,881,416	BRL	339,876,635	CITI	9/15/2021	1,255,294	—
USD	8,367,540	BRL	41,427,689	SSB	9/15/2021	368,347	—
USD	30,463,333	CAD	38,932,384	BARC	9/15/2021	—	(394,187)
USD	15,241,250	CAD	19,160,874	CIBC	9/15/2021	54,482	—
USD	76,031,678	CAD	94,915,053	GSI	9/15/2021	802,706	—
USD	77,288,750	CAD	97,614,962	HUS	9/15/2021	—	(80,150)
USD	182,322,089	CAD	225,586,869	MSCS	9/15/2021	3,523,597	—
USD	46,986,125	CAD	58,244,114	RBC	9/15/2021	822,269	—
USD	15,231,667	CAD	19,433,459	SCB	9/15/2021	—	(171,150)
USD	46,911,333	CAD	57,000,278	SSB	9/15/2021	1,733,332	—
USD	31,674,269	CAD	39,754,532	UBS	9/15/2021	165,120	—
USD	15,300,192	EUR	13,051,051	CIBC	9/15/2021	—	(113,679)
USD	25,799,490	EUR	21,728,320	CITI	9/15/2021	137,379	—
USD	113,874,893	EUR	95,727,255	GSI	9/15/2021	816,754	—
USD	138,566,408	EUR	117,170,781	MSCS	9/15/2021	182,513	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	35

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	102,001,704	EUR	87,007,004	SSB	9/15/2021	—	$(757,431)
USD	49,336,683	GBP	36,299,500	BARC	9/15/2021	—	(571,287)
USD	42,869,310	GBP	30,808,976	CIBC	9/15/2021	$510,230	—
USD	13,562,396	GBP	9,749,476	HUS	9/15/2021	157,898	—
USD	30,471,000	JPY	3,344,216,627	GSI	9/15/2021	70,011	—
USD	10,894,806	JPY	1,191,302,392	UBS	9/15/2021	65,134	—
USD	7,856,317	NZD	11,304,477	ANZ	9/15/2021	—	(109,384)
USD	18,149,687	NZD	25,781,345	GSI	9/15/2021	—	(17,141)
USD	16,175,462	NZD	22,824,137	UBS	9/15/2021	92,431	—
USD	20,288,461	SGD	27,474,289	CITI	9/15/2021	—	(146,159)
USD	20,311,391	SGD	27,251,794	HUS	9/15/2021	42,257	—
USD	20,311,391	SGD	27,275,050	JPM	9/15/2021	24,960	—
USD	40,622,783	SGD	54,601,083	MSCS	9/15/2021	12,001	—
USD	40,655,739	SGD	53,840,070	SSB	9/15/2021	610,977	—
USD	40,576,923	SGD	54,788,746	UBS	9/15/2021	—	(173,438)
						$19,375,047	$(13,930,824)
WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)	Currency	Exercise price	Expiration date	Notional amount*	Premium	Value
Puts
U.S. Dollar vs. Canadian Dollar	GSI	USD	1.22	Oct 2021	79,445,000	$1,801,813	$(45,046)
						$1,801,813	$(45,046)
* For this type of option, notional amounts are equivalent to number of contracts.

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BARC	Barclays Bank PLC
CIBC	Canadian Imperial Bank of Commerce
36	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank
UBS	UBS AG
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $4,801,905,773. Net unrealized appreciation aggregated to $105,863,545, of which $174,282,002 related to gross unrealized appreciation and $68,418,457 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	37

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $4,728,502,848) including $28,338,726 of securities loaned	$4,875,691,988
Affiliated investments, at value (Cost $29,020,015)	29,012,253
Total investments, at value (Cost $4,757,522,863)	4,904,704,241
Unrealized appreciation on forward foreign currency contracts	19,375,047
Receivable for futures variation margin	1,648,978
Cash	2,342,912
Foreign currency, at value (Cost $5,145,902)	5,134,519
Collateral held at broker for futures contracts	12,252,712
Collateral segregated at custodian for OTC derivative contracts	5,600,000
Dividends and interest receivable	41,829,114
Receivable for fund shares sold	4,116,505
Receivable for investments sold	603,539
Receivable for securities lending income	7,688
Other assets	230,769
Total assets	4,997,846,024
Liabilities
Unrealized depreciation on forward foreign currency contracts	13,930,824
Written options, at value (Premiums received $1,801,813)	45,046
Distributions payable	228,633
Payable for investments purchased	75,588,584
Payable for fund shares repurchased	3,987,865
Payable upon return of securities loaned	29,003,803
Payable to affiliates
Accounting and legal services fees	187,261
Transfer agent fees	238,272
Distribution and service fees	1,180
Trustees’ fees	1,253
Other liabilities and accrued expenses	982,184
Total liabilities	124,194,905
Net assets	$4,873,651,119
Net assets consist of
Paid-in capital	$4,818,714,945
Total distributable earnings (loss)	54,936,174
Net assets	$4,873,651,119

38	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($395,695,886 ÷ 34,799,118 shares)[1]	$11.37
Class C ($77,773,947 ÷ 6,838,591 shares)[1]	$11.37
Class I ($2,009,268,016 ÷ 176,692,429 shares)	$11.37
Class R2 ($5,510,419 ÷ 484,249 shares)	$11.38
Class R6 ($226,002,108 ÷ 19,859,775 shares)	$11.38
Class NAV ($2,159,400,743 ÷ 189,976,534 shares)	$11.37
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$11.84

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	39

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Interest	$139,705,176
Dividends	13,756,806
Securities lending	109,540
Less foreign taxes withheld	(1,580,804)
Total investment income	151,990,718
Expenses
Investment management fees	30,070,646
Distribution and service fees	2,197,971
Accounting and legal services fees	679,345
Transfer agent fees	2,780,789
Trustees’ fees	83,572
Custodian fees	793,459
State registration fees	127,787
Printing and postage	194,786
Professional fees	256,782
Other	248,976
Total expenses	37,434,113
Less expense reductions	(1,503,236)
Net expenses	35,930,877
Net investment income	116,059,841
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	163,546,019
Affiliated investments	(21,990)
Futures contracts	13,493,485
Forward foreign currency contracts	17,944,919
Written options	5,845,771
200,808,204
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(36,193,157)
Affiliated investments	(2,941)
Futures contracts	(4,800,975)
Forward foreign currency contracts	593,553
Written options	1,756,767
(38,646,753)
Net realized and unrealized gain	162,161,451
Increase in net assets from operations	$278,221,292
40	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$116,059,841	$135,458,287
Net realized gain	200,808,204	33,169,397
Change in net unrealized appreciation (depreciation)	(38,646,753)	47,146,554
Increase in net assets resulting from operations	278,221,292	215,774,238
Distributions to shareholders
From earnings
Class A	(8,739,583)	(6,241,408)
Class C	(1,586,626)	(2,151,856)
Class I	(50,118,857)	(47,650,876)
Class R2	(128,293)	(183,293)
Class R6	(6,064,777)	(9,228,322)
Class NAV	(57,117,467)	(47,150,108)
Total distributions	(123,755,603)	(112,605,863)
From fund share transactions	58,533,080	(911,850,896)
Total increase (decrease)	212,998,769	(808,682,521)
Net assets
Beginning of year	4,660,652,350	5,469,334,871
End of year	$4,873,651,119	$4,660,652,350
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	41

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.99	$10.67	$10.36	$10.93	$10.72
Net investment income[1]	0.24	0.25	0.32	0.32	0.29
Net realized and unrealized gain (loss) on investments	0.40	0.28	0.30	(0.55)	0.17
Total from investment operations	0.64	0.53	0.62	(0.23)	0.46
Less distributions
From net investment income	(0.26)	(0.21)	(0.31)	(0.34)	(0.25)
Net asset value, end of period	$11.37	$10.99	$10.67	$10.36	$10.93
Total return (%)[2,3]	5.88	5.01	6.10	(2.28)	4.44
Ratios and supplemental data
Net assets, end of period (in millions)	$396	$332	$331	$429	$543
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.12	1.11	1.09	1.10
Expenses including reductions	1.07	1.09	1.08	1.06	1.07
Net investment income	2.16	2.40	3.09	2.99	2.73
Portfolio turnover (%)	71	73	84	63	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
42	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.99	$10.67	$10.36	$10.93	$10.72
Net investment income[1]	0.16	0.18	0.25	0.25	0.22
Net realized and unrealized gain (loss) on investments	0.40	0.27	0.29	(0.56)	0.16
Total from investment operations	0.56	0.45	0.54	(0.31)	0.38
Less distributions
From net investment income	(0.18)	(0.13)	(0.23)	(0.26)	(0.17)
Net asset value, end of period	$11.37	$10.99	$10.67	$10.36	$10.93
Total return (%)[2,3]	5.04	4.38	5.36	(2.97)	3.72
Ratios and supplemental data
Net assets, end of period (in millions)	$78	$147	$202	$284	$375
Ratios (as a percentage of average net assets):
Expenses before reductions	1.80	1.82	1.81	1.79	1.80
Expenses including reductions	1.77	1.79	1.78	1.76	1.77
Net investment income	1.42	1.71	2.40	2.29	2.07
Portfolio turnover (%)	71	73	84	63	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	43

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.99	$10.67	$10.36	$10.93	$10.73
Net investment income[1]	0.28	0.29	0.35	0.35	0.33
Net realized and unrealized gain (loss) on investments	0.40	0.27	0.30	(0.55)	0.15
Total from investment operations	0.68	0.56	0.65	(0.20)	0.48
Less distributions
From net investment income	(0.30)	(0.24)	(0.34)	(0.37)	(0.28)
Net asset value, end of period	$11.37	$10.99	$10.67	$10.36	$10.93
Total return (%)[2]	6.10	5.42	6.41	(2.00)	4.67
Ratios and supplemental data
Net assets, end of period (in millions)	$2,009	$1,961	$2,315	$3,441	$3,873
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.82	0.82	0.79	0.79
Expenses including reductions	0.77	0.79	0.79	0.76	0.76
Net investment income	2.45	2.70	3.38	3.28	3.10
Portfolio turnover (%)	71	73	84	63	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
44	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$11.00	$10.68	$10.37	$10.94	$10.73
Net investment income[1]	0.23	0.25	0.31	0.31	0.29
Net realized and unrealized gain (loss) on investments	0.40	0.27	0.30	(0.55)	0.16
Total from investment operations	0.63	0.52	0.61	(0.24)	0.45
Less distributions
From net investment income	(0.25)	(0.20)	(0.30)	(0.33)	(0.24)
Net asset value, end of period	$11.38	$11.00	$10.68	$10.37	$10.94
Total return (%)[2]	5.79	4.92	6.01	(2.36)	4.32
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$6	$12	$16	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.19	1.19	1.19	1.20
Expenses including reductions	1.16	1.17	1.17	1.16	1.17
Net investment income	2.07	2.34	3.01	2.89	2.68
Portfolio turnover (%)	71	73	84	63	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	45

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$11.00	$10.67	$10.37	$10.94	$10.73
Net investment income[1]	0.29	0.30	0.37	0.36	0.35
Net realized and unrealized gain (loss) on investments	0.40	0.28	0.28	(0.55)	0.15
Total from investment operations	0.69	0.58	0.65	(0.19)	0.50
Less distributions
From net investment income	(0.31)	(0.25)	(0.35)	(0.38)	(0.29)
Net asset value, end of period	$11.38	$11.00	$10.67	$10.37	$10.94
Total return (%)[2]	6.30	5.54	6.42	(1.89)	4.87
Ratios and supplemental data
Net assets, end of period (in millions)	$226	$232	$543	$1,464	$998
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.70	0.70	0.69	0.69
Expenses including reductions	0.67	0.68	0.68	0.66	0.66
Net investment income	2.55	2.82	3.55	3.42	3.32
Portfolio turnover (%)	71	73	84	63	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
46	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$10.99	$10.66	$10.36	$10.93	$10.72
Net investment income[1]	0.29	0.30	0.36	0.36	0.34
Net realized and unrealized gain (loss) on investments	0.40	0.28	0.29	(0.55)	0.16
Total from investment operations	0.69	0.58	0.65	(0.19)	0.50
Less distributions
From net investment income	(0.31)	(0.25)	(0.35)	(0.38)	(0.29)
Net asset value, end of period	$11.37	$10.99	$10.66	$10.36	$10.93
Total return (%)[2]	6.31	5.56	6.54	(1.89)	4.79
Ratios and supplemental data
Net assets, end of period (in millions)	$2,159	$1,982	$2,067	$1,720	$1,847
Ratios (as a percentage of average net assets):
Expenses before reductions	0.69	0.69	0.69	0.68	0.68
Expenses including reductions	0.66	0.66	0.66	0.65	0.65
Net investment income	2.57	2.83	3.45	3.41	3.20
Portfolio turnover (%)	71	73	84	63	42

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	47

Notes to financial statements
Note 1—Organization
John Hancock Strategic Income Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
48	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$229,162,896	—	$229,162,896	—
Foreign government obligations	946,450,988	—	946,450,988	—
Corporate bonds	2,664,388,833	—	2,664,388,833	—
Convertible bonds	122,440,462	—	122,440,462	—
Capital preferred securities	9,043,251	—	9,043,251	—
Term loans	299,911,447	—	299,911,447	—
Collateralized mortgage obligations	28,275,326	—	28,275,326	—
Asset backed securities	73,400,735	—	73,400,735	—
Common stocks	148,240,558	$128,265,982	19,974,576	—
Preferred securities	178,792,043	172,873,667	5,918,376	—
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	49

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Purchased options	$906,449	—	$906,449	—
Short-term investments	203,691,253	$29,012,253	174,679,000	—
Total investments in securities	$4,904,704,241	$330,151,902	$4,574,552,339	—
Derivatives:
Assets
Futures	$22,628	$22,628	—	—
Forward foreign currency contracts	19,375,047	—	$19,375,047	—
Liabilities
Futures	(2,356,728)	(2,356,728)	—	—
Forward foreign currency contracts	(13,930,824)	—	(13,930,824)	—
Written options	(45,046)	—	(45,046)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be
50	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2021, the fund loaned securities valued at $28,338,726 and received $29,003,803 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	51

currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $26,888.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2021, the fund has a short-term capital loss carryforward of $77,609,376 and a long-term capital loss carryforward of $16,134,822 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
52	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$123,755,603	$112,605,863
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $43,060,617 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, foreign currency transactions, amortization and accretion on debt securities, and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	53

segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2021, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with USD notional values ranging from $478.2 million to $1.2 billion, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $2.4 billion to $5.2 billion, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the
54	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended August 31, 2021, the fund used purchased options contracts to manage against changes in foreign currency exchange rates. The fund held purchased options contracts with market values ranging from $0.6 million to $2.5 million, as measured at each quarter end.
During the year ended August 31, 2021, the fund wrote option contracts to manage against changes in foreign currency exchange rates. The fund held written option contracts with market values ranging up to $3.1 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$22,628	$(2,356,728)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	19,375,047	(13,930,824)
Currency	Unaffiliated investments, at value[2]	Purchased options	906,449	—
Currency	Written options, at value	Written options	—	(45,046)
			$20,304,124	$(16,332,598)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Purchased options are included in Fund’s investments.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	55

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	—	$13,493,485	—	—	$13,493,485
Currency	$359,815	—	$17,944,919	$5,845,771	24,150,505
Total	$359,815	$13,493,485	$17,944,919	$5,845,771	$37,643,990

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Interest rate	—	$(4,800,975)	—	—	$(4,800,975)
Currency	$(3,128,441)	—	$593,553	$1,756,767	(778,121)
Total	$(3,128,441)	$(4,800,975)	$593,553	$1,756,767	$(5,579,096)

[1]	Change in unrealized appreciation (depreciation) associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.700% of the first $500 million of the fund’s aggregate daily net assets; (b) 0.650% of the next $3 billion of the fund’s aggregate daily net assets; (c) 0.600% of the next $4 billion of the fund’s aggregate daily net assets; (d) 0.590% of the next $4.5 billion of the fund’s aggregate daily net assets; and (e) 0.575% of the fund’s aggregate daily net assets in excess of $12 billion. Aggregate net assets include the net assets of 1) the fund, 2) Strategic Income Opportunities
56	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

Trust, a series of John Hancock Variable Insurance Trust and 3) Strategic Income Opportunities Fund, a sub-fund of Manulife Investment Management I PLC. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
Effective July 1, 2021, the advisor contractually agrees to reduce its management fee (after giving effect to asset breakpoints) by an annual rate of 0.04% of the fund’s average daily net assets. This agreement expires on December 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2021, this waiver was 0.02%.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$119,776
Class C	32,302
Class I	612,085
Class R2	1,825
Class	Expense reduction
Class R6	$71,209
Class NAV	666,039
Total	$1,503,236

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.61% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
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Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $198,831 for the year ended August 31, 2021. Of this amount, $29,006 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $169,825 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $1,444 and $2,861 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,121,885	$430,508
Class C	1,047,756	120,623
Class I	—	2,206,606
Class R2	28,330	576
Class R6	—	22,476
Total	$2,197,971	$2,780,789
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
58	JOHN HANCOCK Strategic Income Opportunities Fund | ANNUAL REPORT

Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	10,390,012	$117,213,057	7,143,144	$75,179,043
Distributions reinvested	743,907	8,413,617	576,452	6,105,141
Repurchased	(6,579,606)	(74,328,915)	(8,524,745)	(89,163,661)
Net increase (decrease)	4,554,313	$51,297,759	(805,149)	$(7,879,477)
Class C shares
Sold	629,905	$7,115,323	782,619	$8,256,876
Distributions reinvested	135,385	1,528,761	186,464	1,973,633
Repurchased	(7,336,553)	(82,617,698)	(6,482,601)	(68,556,342)
Net decrease	(6,571,263)	$(73,973,614)	(5,513,518)	$(58,325,833)
Class I shares
Sold	47,372,958	$535,296,737	67,764,666	$690,452,016
Distributions reinvested	4,277,578	48,337,200	4,360,853	46,177,842
Repurchased	(53,337,366)	(597,731,824)	(110,727,871)	(1,146,930,538)
Net decrease	(1,686,830)	$(14,097,887)	(38,602,352)	$(410,300,680)
Class R2 shares
Sold	94,092	$1,061,591	180,062	$1,907,117
Distributions reinvested	11,082	125,328	17,079	180,808
Repurchased	(164,275)	(1,838,769)	(764,400)	(8,032,530)
Net decrease	(59,101)	$(651,850)	(567,259)	$(5,944,605)
Class R6 shares
Sold	5,191,452	$58,694,573	8,742,964	$93,074,444
Distributions reinvested	534,096	6,038,269	865,534	9,185,612
Repurchased	(6,974,882)	(78,799,326)	(39,399,144)	(396,465,795)
Net decrease	(1,249,334)	$(14,066,484)	(29,790,646)	$(294,205,739)
Class NAV shares
Sold	14,252,748	$161,275,955	12,344,916	$130,658,405
Distributions reinvested	5,055,706	57,117,467	4,451,376	47,150,108
Repurchased	(9,686,548)	(108,368,266)	(30,272,485)	(313,003,075)
Net increase (decrease)	9,621,906	$110,025,156	(13,476,193)	$(135,194,562)
Total net increase (decrease)	4,609,691	$58,533,080	(88,755,117)	$(911,850,896)
Affiliates of the fund owned 7% and 90% of shares of Class R6 and Class NAV on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
ANNUAL REPORT | JOHN HANCOCK Strategic Income Opportunities Fund	59

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. treasury obligations, amounted to $3,295,457,033 and $3,078,307,296, respectively, for the year ended August 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $36,390,781 and $185,259,319, respectively, for the year ended August 31, 2021.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 39.9% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	15.9%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	7.2%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	5.4%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	5.1%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	2,899,167	$40,443,487	$347,740,573	$(359,146,876)	$(21,990)	$(2,941)	$109,540	—	$29,012,253

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
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The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Strategic Income Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Strategic Income Opportunities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 22, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	63

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Strategic Income Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed the benchmark index for the one-, five- and ten-year periods and underperformed the benchmark index for the three-year period ended December 31, 2020. The Board also noted that the fund outperformed the peer group median for the one- and ten-year periods and underperformed the peer group median for the three- and five-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the one-, five- and ten-year periods and to the peer group median for the one- and ten-year periods. The Board took into account management’s discussion of the factors that contributed to the fund’s performance for the benchmark index for the three-year period and the peer group median for the three- and five-year periods including the impact of past and current market conditions on the fund’s strategy and management’s plans for the fund. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking with a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group
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of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses, including actions management was proposing to reduce the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
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(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data;
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as
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appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Strategic Income Opportunities Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	71

Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
72	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	73

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

74	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	75

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
76	JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Christopher M. Chapman, CFA
Thomas C. Goggins
Daniel S. Janis III
Kisoo Park
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK STRATEGIC INCOME OPPORTUNITIES FUND	77

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Strategic Income Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823054	356A 8/21
10/2021

Annual report
John Hancock
Floating Rate Income Fund
Fixed income
August 31, 2021

A message to shareholders
Dear shareholder,
While equities delivered strong gains during the 12 months ended August 31, 2021, bond market performance was mixed. Interest-rate-sensitive segments—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and signals from the U.S. Federal Reserve that interest rates could rise as it begins to moderate the pace of asset purchases. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors’ heightened demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Floating Rate Income Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
46	Financial statements
50	Financial highlights
56	Notes to financial statements
68	Report of independent registered public accounting firm
69	Tax information
70	Evaluation of advisory and subadvisory agreements by the Board of Trustees
77	Statement regarding liquidity risk management
79	Trustees and Officers
83	More information
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks a high level of current income.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The S&P/LSTA Leveraged Loan Index tracks the market-weighted performance of the largest U.S. dollar-denominated institutional leveraged loans.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bank loans recovered substantially during the period
The U.S. bank loan market generated positive returns, a continuation of the recovery that began soon after the decline in the first quarter of 2020.
The fund outperformed its benchmark
Exposure to lower-rated assets helped, as CCC-rated bonds meaningfully outperformed BB- and B-rated issues.
Security selection also helped performance
Overweight positions in the aerospace and defense market segments contributed to returns.
PORTFOLIO COMPOSITION AS OF 8/31/2021 (% of total investments)

ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	3

SECTOR COMPOSITION AS OF 8/31/2021 (% of total investments)

QUALITY COMPOSITION AS OF 8/31/2021 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Manager’s discussion of fund performance
Can you discuss the performance of the bank loan market during the 12 months ended August 31, 2021?
Bank loans delivered an impressive return for the period. The asset class has garnered interest from both the institutional and retail channels, while also getting a boost from collateralized loan obligation (CLO) issuance. CLOs, the largest holder of loans in the market, have had a record year of issuance in 2021. At the quality level, CCC-rated loans have meaningfully outperformed BB-rated loans during the period, a result of the reopening and reflation of the economy.
What contributed to the fund’s outperformance of its benchmark, the S&P/LSTA Leveraged Loan Index?
Overweight positions to industries that saw significant price volatility in 2020, namely aerospace and defense, contributed most to returns by industry. Underweight exposure to BB-rated loans, which meaningfully underperformed lower-quality issues, benefited performance. Relative performance was pushed higher by off-benchmark allocations to high-yield bonds.
What other positioning decisions aided fund performance?
We’ve been adding to the fund’s CCC exposure, a reflection of our overall positive view on the economy and fundamentals within the loan asset class. CCC-rated bonds have been top performers over the period. Security selection in this time period has benefited returns as well. We’ve had fewer defaults than the overall market, and active management of industry exposure also contributed to
COUNTRY COMPOSITION AS OF 8/31/2021 (% of total investments)
United States	82.0
Luxembourg	4.4
United Kingdom	2.9
Cayman Islands	1.8
Netherlands	1.6
France	1.5
Canada	1.2
Other countries	4.6
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	5

performance. Throughout 2020 and into 2021 we’ve been rotating sector allocations to capture relative value.
Based on your outlook for the bank loan market, how was the fund positioned at the end of the period?
In our opinion, the market backdrop remains favorable for leveraged loans today and while valuations have tightened since the start of the year, we believe spreads could continue to compress in the near term.
Even without an improvement in prices, we believe the yield available in the loan asset class looks attractive relative to other available fixed-income and credit options. In addition, due to the fund’s floating-rate exposure and low duration, we believe the fund is well positioned for a potential higher inflation and rising interest-rate environment.
We expect pockets of volatility in the near term as the world grapples with COVID-19 and as the U.S. Federal Reserve and other central banks potentially begin pulling monetary support. While we don’t believe this will derail the overall recovery, we’ve used recent strength as an opportunity to trim risky positions we feel offer less value today. We’ve also increased diversification in the fund as valuations have compressed.
MANAGED BY

Kimberly M. Harris

Nathaniel D. Whittier

Andrew Carlino

The views expressed in this report are exclusively those of the portfolio management team at BCSF Advisors, LP (Bain Capital Credit), and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 8-31-21	as of 8-31-21
Class A	5.73	3.43	3.68	18.38	43.60	3.28	3.21
Class C	6.58	3.17	3.20	16.91	37.05	2.61	2.54
Class I1	8.52	4.20	4.25	22.81	51.62	3.59	3.54
Class R6[1]	8.77	4.33	4.34	23.60	52.89	3.70	3.64
Class 1[1]	8.74	4.29	4.33	23.38	52.72	3.66	3.60
Class NAV[1]	8.78	4.34	4.38	23.66	53.46	3.70	3.65
Index††	8.39	4.63	4.89	25.39	61.22	—	—
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 3.0% to 2.5%, effective 2-3-14. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, Class 1, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class 1	Class NAV
Gross (%)	1.19	1.94	0.94	0.83	0.87	0.82
Net (%)	1.01	1.76	0.78	0.67	0.71	0.67
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  †Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
††Index is the S&P/LSTA Leveraged Loan Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Floating Rate Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the S&P/LSTA Leveraged Loan Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	8-31-11	13,705	13,705	16,122
Class I1	8-31-11	15,162	15,162	16,122
Class R6[1]	8-31-11	15,289	15,289	16,122
Class 1[1]	8-31-11	15,272	15,272	16,122
Class NAV[1]	8-31-11	15,346	15,346	16,122
The values shown in the chart for “Class A shares with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 3.0% to 2.5%, which became effective on 2-3-14.
The S&P/LSTA Leveraged Loan Index tracks the market-weighted performance of the largest U.S. dollar-denominated institutional leveraged loans.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,018.10	$5.09	1.00%
	Hypothetical example	1,000.00	1,020.20	5.09	1.00%
Class C	Actual expenses/actual returns	1,000.00	1,014.20	8.88	1.75%
	Hypothetical example	1,000.00	1,016.40	8.89	1.75%
Class I	Actual expenses/actual returns	1,000.00	1,019.30	3.92	0.77%
	Hypothetical example	1,000.00	1,021.30	3.92	0.77%
Class R6	Actual expenses/actual returns	1,000.00	1,019.90	3.36	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%
Class 1	Actual expenses/actual returns	1,000.00	1,019.60	3.56	0.70%
	Hypothetical example	1,000.00	1,021.70	3.57	0.70%
Class NAV	Actual expenses/actual returns	1,000.00	1,019.80	3.36	0.66%
	Hypothetical example	1,000.00	1,021.90	3.36	0.66%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-21
	Rate (%)	Maturity date	Par value^	Value
Term loans (A) 86.4%				$1,513,077,893
(Cost $1,511,715,492)
Communication services 12.4%				216,937,121
Diversified telecommunication services 3.1%
Cablevision Lightpath LLC, Term Loan B (1 month LIBOR + 3.250%)	3.750	11-30-27	2,612,507	2,607,282
Cincinnati Bell, Inc., 2017 Term Loan (1 month LIBOR + 3.250%)	4.250	10-02-24	4,799,405	4,792,541
Connect Finco SARL, 2021 Term Loan B (1 month LIBOR + 3.500%)	4.500	12-11-26	2,320,575	2,318,161
Cyxtera DC Holdings, Inc., Incremental Term Loan (6 month LIBOR + 4.000%)	5.000	05-01-24	507,495	498,614
Cyxtera DC Holdings, Inc., Term Loan B (6 month LIBOR + 3.000%)	4.000	05-01-24	9,454,592	9,281,762
Frontier Communications Holdings LLC, 2021 DIP Term Loan B (1 month LIBOR + 3.750%)	4.500	05-01-28	2,426,597	2,422,060
Gridiron Fiber Corp., 2021 Term Loan (B)	TBD	08-17-28	2,849,920	2,707,424
Intelsat Jackson Holdings SA, 2017 Term Loan B5 (C)	0.000	01-02-24	4,606,230	4,678,917
Level 3 Financing, Inc., 2019 Term Loan B (1 month LIBOR + 1.750%)	1.835	03-01-27	4,498,066	4,430,595
Lumen Technologies, Inc., 2020 Term Loan B (1 month LIBOR + 2.250%)	2.335	03-15-27	3,483,083	3,438,082
Metronet Systems Holdings LLC, 2021 1st Lien Term Loan (1 month LIBOR + 3.750%)	4.500	05-26-28	3,257,706	3,252,005
Radiate Holdco LLC, 2020 Term Loan (1 month LIBOR + 3.500%)	4.250	09-25-26	7,502,623	7,482,141
Telesat LLC, Term Loan B5 (2 month LIBOR + 2.750%)	2.860	12-07-26	1,217,961	1,123,472
Zayo Group Holdings, Inc., USD Term Loan (1 month LIBOR + 3.000%)	3.085	03-09-27	5,824,571	5,745,474
Entertainment 0.6%
Playtika Holding Corp., 2021 Term Loan (1 month LIBOR + 2.750%)	2.835	03-13-28	1,552,633	1,546,112
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Entertainment (continued)
Technicolor SA, 2020 EUR Delayed Draw Term Loan B2 (6 month EURIBOR + 6.000% or 6.000% PIK)	6.000	06-30-24	EUR	330,379	$433,981
Technicolor SA, 2020 EUR Super Senior Term Loan (3 month EURIBOR + 6.000% or 6.000% PIK)	6.000	06-30-24	EUR	298,947	382,985
Technicolor SA, 2020 EUR Term Loan B1 (6 month EURIBOR + 3.000% or 3.000% PIK)	3.000	12-31-24	EUR	246,926	280,989
Technicolor SA, 2020 USD Term Loan B2 (3 month LIBOR + 2.750% or 3.000% PIK)	2.954	12-31-24		1,777,483	1,713,050
Technicolor USA, Inc., 2020 PIK USD New Money Term Loan (6 month LIBOR + 6.000% or 6.000% PIK)	6.153	06-30-24		90,188	96,952
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan (1 month LIBOR + 2.750%)	2.840	05-18-25		5,898,005	5,731,210
Interactive media and services 2.4%
Adevinta ASA, USD Term Loan B (3 month LIBOR + 3.000%)	3.750	06-26-28		3,412,552	3,406,580
Arches Buyer, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	3.750	12-06-27		7,335,423	7,262,069
Endurance International Group Holdings, Inc., Term Loan (3 month LIBOR + 3.500%)	4.250	02-10-28		4,890,818	4,852,621
Knot Worldwide, Inc., 1st Lien Term Loan (2 and 3 month LIBOR + 4.500%)	4.628	12-19-25		8,817,509	8,799,168
MH Sub I LLC, 2017 1st Lien Term Loan (1 month LIBOR + 3.500%)	3.585	09-13-24		10,254,322	10,189,104
MH Sub I LLC, 2020 Incremental Term Loan (1 month LIBOR + 3.750%)	4.750	09-13-24		2,779,456	2,782,430
ZoomInfo LLC, 2021 Term Loan B (1 month LIBOR + 3.000%)	3.085	02-02-26		4,620,279	4,617,414
Media 5.9%
Altice Financing SA, 2017 USD Term Loan B (1 month LIBOR + 2.750%)	2.876	07-15-25		4,124,653	4,043,314
Altice France SA, USD Term Loan B12 (3 month LIBOR + 3.688%)	3.814	01-31-26		4,475,691	4,432,053
AppLovin Corp., 2018 Term Loan B (1 month LIBOR + 3.250%)	3.335	08-15-25		7,017,711	6,991,395
12	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
CMI Marketing, Inc., 2021 Term Loan B (1 month LIBOR + 4.750%)	5.500	03-23-28		2,456,876	$2,463,018
CSC Holdings LLC, 2017 Term Loan B1 (1 month LIBOR + 2.250%)	2.345	07-17-25		2,176,581	2,143,149
CSC Holdings LLC, 2018 Incremental Term Loan (1 month LIBOR + 2.250%)	2.345	01-15-26		1,533,735	1,508,259
CSC Holdings LLC, 2019 Term Loan B5 (1 month LIBOR + 2.500%)	2.595	04-15-27		5,756,948	5,679,863
Digital Media Solutions LLC, Term Loan B (1 month LIBOR + 4.750%)	5.750	05-25-26		2,543,627	2,523,482
Directv Financing LLC, Term Loan (1 month LIBOR + 5.000%)	5.750	07-22-27		2,405,387	2,404,016
Hunter US Bidco, Inc., USD Term Loan B (3 month LIBOR + 4.250%)	4.750	08-04-28		6,521,872	6,521,872
Lorca Finco PLC, EUR New Money Term Loan B2 (6 month EURIBOR + 4.250%)	4.250	09-17-27	EUR	6,264,279	7,413,637
Magnite, Inc., Term Loan (3 and 6 month LIBOR + 5.000%)	5.750	04-28-28		1,009,211	1,001,642
Mediaocean LLC, Term Loan B (1 month LIBOR + 4.000%)	4.092	08-18-25		1,958,837	1,958,837
National CineMedia LLC, 2018 Term Loan B (1 month LIBOR + 4.000%)	5.000	06-20-25		382,313	334,287
National CineMedia LLC, 2021 Incremental Term Loan (1 month LIBOR + 8.000%)	9.000	12-20-24		158,708	159,501
Recorded Books, Inc., 2021 Term Loan (1 month LIBOR + 4.000%)	4.096	08-29-25		5,276,151	5,265,176
Research Now Group LLC, 2017 1st Lien Term Loan (6 month LIBOR + 5.500%)	6.500	12-20-24		9,775,582	9,610,668
Research Now Group LLC, 2017 2nd Lien Term Loan (6 month LIBOR + 9.500%)	10.500	12-20-25		629,484	620,042
Springer Nature Deutschland GmbH, 2021 USD Term Loan B18 (1 month LIBOR + 3.000%)	3.750	08-14-26		790,525	788,976
Telenet Financing USD LLC, 2020 USD Term Loan AR (1 month LIBOR + 2.000%)	2.096	04-30-28		6,882,883	6,773,514
Trader Interactive LLC, 2021 Term Loan B (B)	TBD	07-21-28		1,301,231	1,297,977
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
United Talent Agency LLC, Term Loan B (3 month LIBOR + 4.000%)	4.750	07-07-28		2,673,059	$2,653,011
UPC Broadband Holding BV, 2020 EUR Term Loan AU (6 month EURIBOR + 2.500%)	2.500	04-30-29	EUR	663,626	773,429
UPC Financing Partnership, 2020 USD Term Loan AT (1 month LIBOR + 2.250%)	2.346	04-30-28		1,153,790	1,137,567
UPC Financing Partnership, 2021 USD Term Loan AX (1 month LIBOR + 3.000%)	3.096	01-31-29		2,104,677	2,091,902
Virgin Media Bristol LLC, 2020 USD Term Loan Q (1 month LIBOR + 3.250%)	3.346	01-31-29		8,046,999	8,030,663
Virgin Media Ireland, Ltd., EUR Term Loan (3 month EURIBOR + 3.500%)	3.500	06-17-29	EUR	2,900,851	3,404,938
WideOpenWest Finance LLC, 2017 Term Loan B (1 month LIBOR + 3.250%)	4.250	08-18-23		5,780,435	5,768,065
Ziggo Financing Partnership, USD Term Loan I (1 month LIBOR + 2.500%)	2.596	04-30-28		5,753,885	5,690,765
Wireless telecommunication services 0.4%
Crown Subsea Communications Holding, Inc., 2021 Term Loan (1 month LIBOR + 5.000%)	5.750	04-20-27		3,185,479	3,202,745
Eagle Broadband Investments LLC, Term Loan (3 month LIBOR + 3.000%)	3.750	11-12-27		1,125,790	1,124,383
Matterhorn Telecom SA, 2020 EUR Term Loan B (3 month EURIBOR + 2.625%)	2.625	09-15-26	EUR	1,921,971	2,251,780
Consumer discretionary 14.0%					244,985,059
Auto components 0.5%
IXS Holdings, Inc., 2020 Term Loan B (3 month LIBOR + 4.250%)	5.000	03-05-27		3,806,466	3,790,289
Truck Hero, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	4.500	01-31-28		4,235,087	4,214,970
Automobiles 1.1%
Constellation Automotive, Ltd., GBP 2nd Lien Term Loan B (B)	TBD	06-30-29	GBP	1,063,679	1,475,195
Drive Chassis Holdco LLC, 2019 2nd Lien Term Loan (3 month LIBOR + 7.000%)	7.119	04-10-26		6,265,950	6,330,552
14	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
OEConnection LLC, 2019 Term Loan B (1 month LIBOR + 4.000%)	4.086	09-25-26		3,985,841	$3,954,273
RVR Dealership Holdings LLC, Term Loan B (3 month LIBOR + 4.000%)	4.750	02-08-28		3,176,617	3,168,676
Thor Industries, Inc., 2021 EUR Term Loan (1 month EURIBOR + 3.000%)	3.000	02-01-26	EUR	748,191	881,775
Thor Industries, Inc., 2021 USD Term Loan (1 month LIBOR + 3.000%)	3.125	02-01-26		530,090	529,427
Wheel Pros, Inc., 2021 Term Loan (1 month LIBOR + 4.500%)	5.250	05-11-28		2,972,475	2,972,475
Distributors 0.7%
Northwest Fiber LLC, 2021 Term Loan (1 month LIBOR + 3.750%)	3.847	04-30-27		4,350,914	4,342,212
Polyconcept North America Holdings, Inc., USD 2016 Term Loan B (3 month LIBOR + 4.500%)	5.500	08-16-23		7,574,988	7,366,676
Diversified consumer services 1.9%
Foundational Education Group, Inc., Term Loan (B)	TBD	08-17-28		3,976,390	3,946,567
Midas Intermediate Holdco II LLC, 2020 Term Loan B (3 month LIBOR + 6.750%)	7.500	12-22-25		6,936,914	6,712,575
PCI Gaming Authority, Term Loan (1 month LIBOR + 2.500%)	2.585	05-29-26		3,059,337	3,034,740
Safe Fleet Holdings LLC, 2018 1st Lien Term Loan (6 month LIBOR + 3.000%)	4.000	02-03-25		5,000,091	4,939,390
SRS Distribution, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	4.250	06-02-28		6,677,391	6,652,350
Verisure Holding AB, 2020 EUR Term Loan B (3 month EURIBOR + 3.250%)	3.250	07-20-26	EUR	1,706,977	2,003,884
Verisure Holding AB, 2021 EUR Term Loan (3 month EURIBOR + 3.250%)	3.250	03-27-28	EUR	1,819,895	2,134,810
Whatabrands LLC, 2021 Term Loan B (1 month LIBOR + 3.250%)	3.750	07-12-28		3,188,847	3,177,877
Hotels, restaurants and leisure 5.0%
Aimbridge Acquisition Company, Inc., 2019 Term Loan B (1 month LIBOR + 3.750%)	3.835	02-02-26		8,536,978	8,266,612
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Aimbridge Acquisition Company, Inc., 2020 Incremental Term Loan B (1 month LIBOR + 4.750%)	5.500	02-02-26		114,265	$112,980
Aristocrat International Pty, Ltd., 2018 1st Lien Term Loan (3 month LIBOR + 1.750%)	1.884	10-19-24		2,380,635	2,358,329
Aristocrat International Pty, Ltd., 2020 Incremental Term Loan B (3 month LIBOR + 3.750%)	4.750	10-19-24		302,791	302,942
Awaze, Ltd., EUR Incremental Term Loan B1 (6 month EURIBOR + 4.000%)	4.000	05-09-25	EUR	698,925	827,319
Bally’s Corp., 2021 Term Loan B (B)	TBD	08-06-28		3,769,231	3,760,486
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B (1 month LIBOR + 2.750%)	2.835	12-23-24		5,571,460	5,521,428
Caesars Resort Collection LLC, 2020 Term Loan B1 (1 month LIBOR + 4.500%)	4.585	07-21-25		1,645,406	1,647,627
Carrols Restaurant Group, Inc., Term Loan B (1 month LIBOR + 3.250%)	3.340	04-30-26		2,430,635	2,392,669
Casablanca US Holdings, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 4.000%)	4.085	03-29-24		9,663,106	9,638,948
Compass III, Ltd. EUR Term Loan B2 (6 month EURIBOR + 4.000%)	4.000	05-09-25	EUR	518,650	613,315
Global Business Travel Holdings, Ltd., 2018 Term Loan B (1 month LIBOR + 2.500%)	2.589	08-13-25		4,856,185	4,419,128
HNVR Holdco, Ltd., EUR Term Loan B (6 month EURIBOR + 4.250%)	4.250	09-12-25	EUR	1,446,327	1,533,680
HNVR Holdco, Ltd., EUR Term Loan C (6 month EURIBOR + 4.500%)	4.500	09-12-27	EUR	2,352,406	2,487,928
Hurtigruten Group AS, 2020 EUR Term Loan C (3 month EURIBOR + 8.000%)	8.000	06-11-23	EUR	1,777,599	2,044,686
Hurtigruten Group AS, EUR Term Loan B (6 month EURIBOR + 4.000%)	4.000	02-24-25	EUR	2,124,041	2,315,551
IRB Holding Corp., 2020 4th Amendment Incremental Term Loan (3 month LIBOR + 3.250%)	4.250	12-15-27		2,918,925	2,915,276
IRB Holding Corp., 2020 Term Loan B (3 month LIBOR + 2.750%)	3.750	02-05-25		5,892,932	5,869,007
16	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Lakeland Holdings LLC, 2020 HoldCo Term Loan (0.000% Cash or 13.250% PIK)	13.250	09-25-27		405,838	$254,327
Lakeland Tours LLC, 2020 Priority Exit PIK Term Loan (3 month LIBOR + 6.000% or 6.000% PIK)	7.250	09-25-23		169,133	169,471
Lakeland Tours LLC, 2020 Second Out Term Loan (3 month LIBOR + 1.500% or 6.000% PIK)	2.750	09-25-25		312,560	301,230
Lakeland Tours LLC, 2020 Third Out Term Loan (3 month LIBOR + 1.500% or 6.000% PIK)	2.750	09-25-25		392,373	336,786
MIC Glen LLC, 2021 Term Loan (B)	TBD	07-21-28		915,251	909,366
New Red Finance, Inc., Term Loan B4 (1 month LIBOR + 1.750%)	1.835	11-19-26		5,309,075	5,213,937
Scientific Games International, Inc., 2018 Term Loan B5 (1 month LIBOR + 2.750%)	2.835	08-14-24		7,257,821	7,188,509
Stars Group Holdings BV, Term Loan (B)	TBD	07-21-26	EUR	1,620,943	1,910,465
Travel Leaders Group LLC, 2018 Term Loan B (1 month LIBOR + 4.000%)	4.085	01-25-24		9,195,285	8,505,638
Vue International Bidco PLC, 2019 EUR Term Loan B (6 month EURIBOR + 4.750%)	4.750	07-03-26	EUR	4,389,732	4,777,958
Wyndham Hotels & Resorts, Inc., Term Loan B (1 month LIBOR + 1.750%)	1.835	05-30-25		1,815,136	1,794,716
Household durables 0.2%
LSFX Flavum Bidco SA, 2020 EUR Term Loan (6 month EURIBOR + 4.500%)	4.500	02-12-27	EUR	1,410,972	1,669,471
LSFX Flavum Bidco SA, 2021 EUR Incremental Term Loan B4 (3 month EURIBOR + 4.500%)	4.500	02-28-28	EUR	1,146,988	1,353,182
Leisure products 1.6%
Abe Investment Holdings, Inc., 2019 EUR Term Loan B (1 month EURIBOR + 5.000%)	5.000	02-19-26	EUR	1,854,055	2,191,913
Abe Investment Holdings, Inc., 2019 USD Term Loan B (1 month LIBOR + 4.500%)	4.625	02-19-26		4,945,632	4,934,307
ABG Intermediate Holdings 2 LLC, 2021 Term Loan B (3 month LIBOR + 3.250%)	4.000	09-27-24		1,962,101	1,952,899
Amer Sports Holding Oy, EUR Term Loan B (6 month EURIBOR + 4.500%)	4.500	03-30-26	EUR	4,291,351	5,069,143
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Leisure products (continued)
Hayward Industries, Inc., 2021 Term Loan (1 month LIBOR + 2.500%)	3.000	05-12-28		3,971,696	$3,951,003
J&J Ventures Gaming LLC, Term Loan (1 month LIBOR + 4.000%)	4.750	04-07-28		1,454,074	1,457,709
PlayPower, Inc., 2019 Term Loan (3 month LIBOR + 5.500%)	5.647	05-08-26		2,785,463	2,753,263
Recess Holdings, Inc. 2017 1st Lien Term Loan (3 and 6 month LIBOR + 3.750%)	4.750	09-30-24		3,851,779	3,833,483
SRAM LLC, 2021 Term Loan B (1, 3 and 6 month LIBOR + 2.750%)	3.250	05-12-28		2,475,336	2,461,920
Specialty retail 2.4%
Ascena Retail Group, Inc., 2015 Term Loan B (C)	0.000	08-21-22		2,333,303	55,439
At Home Group, Inc., Term Loan B (3 month LIBOR + 4.250%)	4.750	07-24-28		3,475,338	3,465,190
CWGS Group LLC, 2021 Term Loan B (1 month LIBOR + 2.500%)	3.250	06-03-28		5,889,351	5,832,931
Eyemart Express LLC, 2021 Term Loan (3 month LIBOR + 3.000%)	4.000	08-05-27		5,313,224	5,293,299
Harbor Freight Tools USA, Inc., 2021 Term Loan B (1 month LIBOR + 2.750%)	3.250	10-19-27		9,678,388	9,638,803
Mavis Tire Express Services TopCo LP, 2021 Term Loan B (3 month LIBOR + 4.000%)	4.750	05-04-28		6,143,622	6,140,182
Parfuemerie Douglas International GmbH, 2021 EUR Term Loan B (B)	TBD	03-26-26	EUR	689,829	807,731
Petco Health & Wellness Company, Inc., 2021 Term Loan B (3 month LIBOR + 3.250%)	4.000	03-03-28		3,729,935	3,720,610
The Michaels Companies, Inc., 2021 Term Loan B (1 month LIBOR + 4.250%)	5.000	04-15-28		3,760,379	3,760,379
Winterfell Financing Sarl, EUR Term Loan B (3 month EURIBOR + 3.500%)	3.500	05-04-28	EUR	2,973,402	3,483,637
Textiles, apparel and luxury goods 0.6%
Calceus Acquisition, Inc., Term Loan B (3 month LIBOR + 5.500%)	5.621	02-12-25		3,192,812	3,033,171
New Trojan Parent, Inc., Term Loan (3 month LIBOR + 3.250%)	3.750	01-06-28		3,731,203	3,705,569
Tory Burch LLC, Term Loan B (1 month LIBOR + 3.500%)	4.000	04-14-28		4,416,432	4,400,798
18	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer staples 2.8%					$49,105,219
Beverages 0.5%
Refresco Holding BV, EUR Term Loan B1 (3 month EURIBOR + 3.000%)	3.000	03-28-25	EUR	1,425,082	1,675,011
Refresco Holding BV, GBP Term Loan B2 (3 month GBP LIBOR + 3.750%)	3.818	03-28-25	GBP	5,300,000	7,249,398
Food and staples retailing 0.9%
H-Food Holdings LLC, 2018 Term Loan B (1 month LIBOR + 3.688%)	3.772	05-23-25		7,431,932	7,354,120
L1R HB Finance, Ltd., GBP Term Loan B (3 month GBP LIBOR + 5.250%)	5.329	09-02-24	GBP	6,000,000	7,923,261
Food products 0.7%
Biscuit Holding SASU, EUR Term Loan (6 month EURIBOR + 4.000%)	4.000	02-15-27	EUR	4,043,211	4,624,167
Froneri Lux FinCo SARL, 2020 EUR Term Loan B1 (6 month EURIBOR + 2.375%)	2.375	01-29-27	EUR	1,752,602	2,026,715
Froneri US, Inc., 2020 USD Term Loan (1 month LIBOR + 2.250%)	2.335	01-29-27		615,243	605,417
Upfield BV, 2018 EUR Term Loan B1 (1 and 6 month EURIBOR + 3.500%)	3.500	07-02-25	EUR	1,083,347	1,246,391
Upfield BV, 2018 GBP Term Loan B4 (1 week GBP LIBOR + 4.000%)	4.105	07-02-25	GBP	3,000,000	3,987,079
Household products 0.5%
Conair Holdings LLC, Term Loan B (3 month LIBOR + 3.750%)	4.250	05-17-28		1,765,425	1,762,847
Kronos Acquisition Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	4.250	12-22-26		5,131,325	4,999,861
Reynolds Consumer Products LLC, Term Loan (1 month LIBOR + 1.750%)	1.835	02-04-27		806,090	800,189
Spectrum Brands, Inc., 2021 Term Loan (3 month LIBOR + 2.000%)	2.500	03-03-28		407,271	405,491
Personal products 0.2%
Groupe Nocibe SASU, 2021 EUR Term Loan B4 (B)	TBD	03-26-26	EUR	1,198,946	1,403,864
Kirk Beauty Netherlands BV, 2021 EUR Term Loan B2 (B)	TBD	03-26-26	EUR	363,343	425,444
Kirk Beauty One GmbH, 2021 EUR Term Loan B3 (B)	TBD	03-26-26	EUR	393,336	460,563
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	19

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Personal products (continued)
Nocibe France SAS, 2021 EUR Term Loan B5 (B)	TBD	03-26-26	EUR	271,291	$317,659
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month LIBOR + 3.750%)	4.500	10-01-26		1,836,823	1,837,742
Energy 0.3%					5,130,167
Oil, gas and consumable fuels 0.3%
Delek US Holdings, Inc., 2018 Term Loan B (1 month LIBOR + 2.250%)	2.335	03-31-25		2,309,355	2,247,765
Northriver Midstream Finance LP, 2018 Term Loan B (3 month LIBOR + 3.250%)	3.395	10-01-25		2,879,303	2,862,401
Quicksilver Resources, Inc., New 2nd Lien Term Loan (C)(D)	0.000	06-21-22		20,001,303	20,001
Financials 6.6%					115,866,813
Capital markets 1.0%
Hightower Holding LLC, 2021 Term Loan B (3 month LIBOR + 4.000%)	4.750	04-21-28		2,973,688	2,972,945
Jane Street Group LLC, 2021 Term Loan (1 month LIBOR + 2.750%)	2.835	01-26-28		8,304,843	8,180,270
Jump Financial LLC, Term Loan B (1 month LIBOR + 3.500%)	4.000	08-02-28		4,058,121	3,987,104
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan (3 month LIBOR + 6.750%)	7.750	11-28-23		2,619,103	2,653,492
Consumer finance 0.1%
Tegra118 Wealth Solutions, Inc., 2020 Term Loan B (3 month LIBOR + 4.000%)	4.155	02-18-27		1,679,418	1,677,319
Diversified financial services 3.2%
Advisor Group Holdings, Inc., 2021 Term Loan (1 month LIBOR + 4.500%)	4.585	07-31-26		4,221,412	4,218,542
Atlas CC Acquisition Corp., Term Loan B (3 month LIBOR + 4.250%)	5.000	05-25-28		4,794,446	4,805,089
Atlas CC Acquisition Corp., Term Loan C (3 month LIBOR + 4.250%)	5.000	05-25-28		975,141	977,306
Citadel Securities LP, 2021 Term Loan B (1 month LIBOR + 2.500%)	2.585	02-02-28		7,922,164	7,811,809
20	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
CPC Acquisition Corp., Second Lien Term Loan (3 month LIBOR + 7.750%)	8.500	12-29-28	1,623,176	$1,631,292
CPC Acquisition Corp., Term Loan (3 month LIBOR + 3.750%)	4.500	12-29-27	2,041,402	2,036,299
Cross Financial Corp., 2021 Term Loan B (1 month LIBOR + 4.000%)	4.750	09-15-27	1,745,093	1,746,541
Crown Finance US, Inc., 2018 USD Term Loan (6 month LIBOR + 2.500%)	3.500	02-28-25	6,070,409	4,723,203
Crown Finance US, Inc., 2020 Term Loan B1 (3 month LIBOR + 7.000% or 6.000% PIK)	7.000	05-23-24	338,585	416,016
Crown Finance US, Inc., 2021 Incremental Term Loan B1 (3 month LIBOR + 8.250%)	9.250	05-23-24	386,814	412,440
DRW Holdings LLC, 2021 Term Loan (1 month LIBOR + 3.750%)	3.835	03-01-28	3,985,642	3,963,242
Hudson River Trading LLC, 2021 Term Loan (1 month LIBOR + 3.000%)	3.085	03-20-28	4,868,922	4,793,259
Marnix SAS, 2021 USD Term Loan (B)	TBD	07-29-28	2,427,304	2,415,167
Mercury Merger Sub, Inc., Term Loan (3 month LIBOR + 3.500%)	4.000	08-02-28	9,203,975	9,156,299
Nexus Buyer LLC, Term Loan B (1 month LIBOR + 3.750%)	3.839	11-09-26	4,139,528	4,127,689
Raptor Acquisition Corp., 2021 Term Loan (B)	TBD	11-01-26	2,800,542	2,804,743
Insurance 1.4%
Alliant Holdings Intermediate LLC, 2018 Term Loan B (1 month LIBOR + 3.250%)	3.335	05-09-25	6,138,134	6,069,080
Alliant Holdings Intermediate LLC, 2020 Term Loan B3 (1 month LIBOR + 3.750%)	4.250	11-05-27	1,331,460	1,331,300
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%)	3.335	05-09-25	1,014,154	1,002,177
Amerilife Holdings LLC, 2020 Term Loan (1 month LIBOR + 4.000%)	4.096	03-18-27	5,547,815	5,520,075
Asurion LLC, 2018 Term Loan B6 (1 month LIBOR + 3.125%)	3.210	11-03-23	3,223,134	3,187,550
Asurion LLC, 2021 Term Loan B9 (1 month LIBOR + 3.250%)	3.335	07-31-27	588,338	576,447
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	21

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Baldwin Risk Partners LLC, 2021 Term Loan B (1 month LIBOR + 3.500%)	4.000	10-14-27	4,118,550	$4,100,552
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%)	2.875	04-25-25	3,112,678	3,075,575
Mortgage real estate investment trusts 0.9%
Apollo Commercial Real Estate Finance, Inc., 2021 Incremental Term Loan B1 (1 month LIBOR + 3.500%)	4.000	03-06-28	2,762,459	2,741,740
Apollo Commercial Real Estate Finance, Inc., Term Loan B (1 month LIBOR + 2.750%)	2.839	05-15-26	526,405	517,193
Blackstone Mortgage Trust, Inc., 2019 Term Loan B (1 month LIBOR + 2.250%)	2.335	04-23-26	619,886	612,138
Blackstone Mortgage Trust, Inc., 2021 Term Loan B2 (1 month LIBOR + 2.750%)	3.250	04-23-26	1,833,780	1,822,319
Claros Mortgage Trust, Inc., Term Loan B (1 month LIBOR + 5.000%)	6.000	08-09-26	7,376,139	7,376,139
KREF Holdings X LLC, Term Loan B (3 month LIBOR + 4.750%)	5.750	08-05-27	1,356,413	1,353,021
Starwood Property Mortgage LLC, 2020 Incremental Term Loan B2 (3 month LIBOR + 3.500%)	4.250	07-26-26	1,071,441	1,071,441
Health care 11.6%				203,625,581
Biotechnology 0.1%
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B (1 week LIBOR + 2.000%)	2.082	11-15-27	1,219,627	1,202,552
Health care equipment and supplies 1.5%
ASP Navigate Acquisition Corp., Term Loan (1 and 3 month LIBOR + 4.500%)	5.500	10-06-27	1,712,641	1,682,670
Auris Luxembourg III Sarl, 2019 USD Term Loan B2 (1 month LIBOR + 3.750%)	3.835	02-27-26	2,442,899	2,403,202
Bayou Intermediate II LLC, Term Loan B (3 month LIBOR + 4.500%)	5.250	05-13-28	1,700,550	1,701,622
Gloves Buyer, Inc., 2021 Term Loan (1 month LIBOR + 4.000%)	4.750	01-20-28	2,214,020	2,207,112
Golden State Buyer, Inc., Term Loan (1 month LIBOR + 4.750%)	5.500	06-21-26	4,586,120	4,574,655
22	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care equipment and supplies (continued)
Ortho-Clinical Diagnostics SA, 2018 Term Loan B (1 month LIBOR + 3.000%)	3.091	06-30-25		3,441,033	$3,436,009
Ortho-Clinical Diagnostics SA, EUR Term Loan B (3 month EURIBOR + 3.500%)	3.500	06-30-25	EUR	1,315,212	1,549,054
Solenis Holdings LLC, 2018 1st Lien Term Loan (1 month LIBOR + 4.000%)	4.085	06-26-25		6,984,454	6,974,466
Solenis International LLC, 2018 2nd Lien Term Loan (1 month LIBOR + 8.500%)	8.585	06-26-26		2,473,934	2,465,696
Health care providers and services 5.6%
AHP Health Partners, Inc., 2021 Term Loan B (B)	TBD	08-04-28		4,960,941	4,967,142
Da Vinci Purchaser Corp., 2019 Term Loan (1 month LIBOR + 4.000%)	5.000	01-08-27		2,298,389	2,302,228
Ensemble RCM LLC, Term Loan (3 month LIBOR + 3.750%)	3.879	08-03-26		4,839,634	4,834,456
Envision Healthcare Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.750%)	3.835	10-10-25		4,348,655	3,813,249
eResearchTechnology, Inc., 2020 1st Lien Term Loan (1 month LIBOR + 4.500%)	5.500	02-04-27		6,786,614	6,805,684
Genesiscare USA Holdings, Inc., 2020 EUR Term Loan B4 (3 month EURIBOR + 4.750%)	4.750	05-14-27	EUR	1,782,202	2,112,669
Genesiscare USA Holdings, Inc., 2020 USD Term Loan B5 (3 month LIBOR + 5.000%)	6.000	05-14-27		2,072,807	2,057,261
Lancet Merger Sub, Inc., 2021 Term Loan (3 month LIBOR + 4.250%)	5.000	08-04-28		2,670,052	2,663,377
MED ParentCo LP, 1st Lien Term Loan (1 month LIBOR + 4.250%)	4.335	08-31-26		6,357,004	6,330,177
National Mentor Holdings, Inc., 2021 2nd Lien Term Loan (3 month LIBOR + 7.250%)	8.250	03-02-29		2,136,611	2,171,331
National Mentor Holdings, Inc., 2021 Term Loan (1 and 3 month LIBOR + 3.750%)	4.500	02-18-28		7,711,351	7,687,292
National Mentor Holdings, Inc., 2021 Term Loan C (3 month LIBOR + 3.750%)	4.500	03-02-28		241,022	240,270
Option Care Health, Inc., Term Loan B (1 month LIBOR + 3.750%)	3.835	08-06-26		6,184,115	6,170,201
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Pathway Vet Alliance LLC, 2021 Term Loan (1 month LIBOR + 3.750%)	3.835	03-31-27	3,896,181	$3,869,999
PetVet Care Centers LLC, 2018 1st Lien Term Loan (1 month LIBOR + 2.750%)	2.835	02-14-25	5,231,274	5,157,147
PetVet Care Centers LLC, 2021 Term Loan B3 (1 month LIBOR + 3.500%)	4.250	02-14-25	1,892,789	1,889,628
Phoenix Newco, Inc., 2021 1st Lien Term Loan (B)	TBD	08-11-28	4,586,450	4,584,157
Precision Medicine Group LLC, 2021 Term Loan (3 month LIBOR + 3.000%)	3.750	11-18-27	5,382,985	5,349,341
Radnet Management, Inc., 2021 Term Loan (Prime rate + 2.000% and 3 month LIBOR + 3.000%)	3.754	04-22-28	1,555,184	1,548,698
Select Medical Corp., 2017 Term Loan B (1 month LIBOR + 2.250%)	2.340	03-06-25	2,311,885	2,294,545
Team Health Holdings, Inc., 1st Lien Term Loan (1 month LIBOR + 2.750%)	3.750	02-06-24	7,494,277	7,277,767
U.S. Anesthesia Partners, Inc., 2017 Term Loan (3 month LIBOR + 3.000%)	4.000	06-23-24	4,764,831	4,721,137
Upstream Newco, Inc., 2021 Term Loan (1 month LIBOR + 4.250%)	4.346	11-20-26	3,643,534	3,629,871
US Radiology Specialists, Inc., 2020 Term Loan (3 month LIBOR + 5.500%)	6.250	12-10-27	3,727,174	3,739,995
VetCor Professional Practices LLC, 2018 1st Lien Term Loan (1 and 6 month LIBOR + 3.000%)	3.158	07-02-25	2,029,842	1,998,278
Health care technology 1.0%
Athenahealth, Inc., 2021 Term Loan B1 (1 and 3 month LIBOR + 4.250%)	4.377	02-11-26	7,333,702	7,352,036
Change Healthcare Holdings LLC, 2017 Term Loan B (1 and 3 month LIBOR + 2.500%)	3.500	03-01-24	5,504,581	5,490,820
GHX Ultimate Parent Corp., 2017 1st Lien Term Loan (3 month LIBOR + 3.000%)	4.000	06-28-24	4,542,624	4,526,997
Imprivata, Inc., Term Loan (3 month LIBOR + 3.500%)	4.000	12-01-27	1,046,929	1,045,128
24	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Life sciences tools and services 0.5%
Cambrex Corp., 2021 Term Loan (1 month LIBOR + 3.500%)	4.250	12-04-26		1,588,177	$1,585,001
ICON Luxembourg Sarl, LUX Term Loan (3 month LIBOR + 2.500%)	3.000	07-03-28		3,131,188	3,127,931
Indigo Merger Sub, Inc., US Term Loan (3 month LIBOR + 2.500%)	3.000	07-03-28		780,137	779,326
Maravai Intermediate Holdings LLC, 2020 Term Loan B (1 month LIBOR + 3.750%)	4.750	10-19-27		925,765	927,506
Packaging Coordinators Midco, Inc., 2020 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.250	11-30-27		2,236,356	2,233,001
Pharmaceuticals 2.9%
AI Sirona Luxembourg Acquisition Sarl, 2021 EUR Term Loan B (1 month EURIBOR + 3.750%)	3.750	09-29-25	EUR	2,440,813	2,870,896
Amneal Pharmaceuticals LLC, 2018 Term Loan B (1 month LIBOR + 3.500%)	3.625	05-04-25		8,299,641	8,162,199
Bausch Health Americas, Inc., 2018 Term Loan B (1 month LIBOR + 3.000%)	3.085	06-02-25		8,177,689	8,145,715
Curium Bidco Sarl, 2020 USD 2nd Lien Term Loan (3 month LIBOR + 7.750%)	8.500	10-27-28		1,887,300	1,901,454
Curium Bidco Sarl, 2020 USD Term Loan (3 month LIBOR + 4.250%)	5.000	12-02-27		1,545,524	1,542,634
Curium Bidco Sarl, USD Term Loan B (3 month LIBOR + 4.000%)	4.147	07-09-26		2,505,788	2,499,524
Elanco Animal Health, Inc., Term Loan B (1 month LIBOR + 1.750%)	1.846	08-02-27		1,174,958	1,153,762
Endo Luxembourg Finance Company I Sarl, 2021 Term Loan (3 month LIBOR + 5.000%)	5.750	03-27-28		6,946,697	6,734,405
Horizon Therapeutics USA, Inc., 2021 Term Loan B (1 month LIBOR + 2.000%)	2.500	03-15-28		1,561,859	1,554,049
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%)	4.000	05-05-28		2,906,864	2,906,864
McAfee LLC, 2018 USD Term Loan B (1 month LIBOR + 3.750%)	3.835	09-30-24		4,256,977	4,256,466
Organon & Company, USD Term Loan (3 month LIBOR + 3.000%)	3.500	06-02-28		4,921,012	4,935,381
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	25

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
Padagis LLC, Term Loan B (3 month LIBOR + 4.750%)	5.250	07-06-28		3,485,905	$3,481,548
Industrials 14.3%					250,158,309
Aerospace and defense 1.5%
Bleriot US Bidco, Inc., 2021 Term Loan B (3 month LIBOR + 4.000%)	4.147	10-31-26		2,139,864	2,136,119
Jazz Acquisition, Inc., 2019 1st Lien Term Loan (1 month LIBOR + 4.250%)	4.330	06-19-26		652,332	627,870
Maxar Technologies, Ltd., Term Loan B (1 month LIBOR + 2.750%)	2.840	10-04-24		3,749,192	3,704,351
Spirit AeroSystems, Inc., 2020 Term Loan B (1 month LIBOR + 5.250%)	6.000	01-15-25		839,989	843,836
Standard Aero, Ltd., 2020 CAD Term Loan B2 (3 month LIBOR + 3.500%)	3.647	04-06-26		2,284,287	2,221,104
The NORDAM Group, Inc., Term Loan B (1 month LIBOR + 5.500%)	5.625	04-09-26		2,027,743	1,901,009
TransDigm, Inc., 2020 Term Loan E (1 month LIBOR + 2.250%)	2.335	05-30-25		940,796	925,056
TransDigm, Inc., 2020 Term Loan F (1 month LIBOR + 2.250%)	2.335	12-09-25		1,871,940	1,841,184
TransDigm, Inc., 2020 Term Loan G (1 month LIBOR + 2.250%)	2.335	08-22-24		3,077,545	3,033,321
WP CPP Holdings LLC, 2018 Term Loan (1 and 3 month LIBOR + 3.750%)	4.750	04-30-25		9,201,174	8,823,557
Air freight and logistics 0.9%
AIT Worldwide Logistics Holdings, Inc., 2021 Term Loan (3 month LIBOR + 4.750%)	5.500	03-31-28		2,278,213	2,279,648
Bahia De Las Isletas SL, 2021 EUR Term Loan C (1 month EURIBOR + 2.500% or 7.500% PIK) (D)	2.500	10-31-21	EUR	354,823	418,957
First Student Bidco, Inc., Term Loan B (2 month LIBOR + 3.000%)	3.500	07-21-28		3,768,701	3,738,325
First Student Bidco, Inc., Term Loan C (2 month LIBOR + 3.000%)	3.500	07-21-28		1,391,131	1,379,919
MRO Holdings, Inc., 2019 Term Loan B (3 month LIBOR + 5.000%)	5.147	06-04-26		3,001,990	2,985,479
Worldwide Express, Inc., 2021 1st Lien Term Loan (2 month LIBOR + 4.250%)	5.000	07-26-28		4,670,911	4,666,520
26	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Airlines 0.3%
Air Canada, 2021 Term Loan B (3 month LIBOR + 3.500%)	4.250	08-11-28		1,979,286	$1,976,099
United Airlines, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	4.500	04-21-28		2,539,378	2,541,968
Building products 1.8%
Cornerstone Building Brands, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	3.750	04-12-28		2,941,029	2,928,177
CPG International LLC, 2017 Term Loan (3 month LIBOR + 2.500%)	3.250	05-05-24		4,329,221	4,319,307
LEB Holdings USA, Inc., Term Loan B (1 month LIBOR + 3.750%)	4.500	11-02-27		1,637,524	1,636,165
LSF10 XL Bidco SCA, 2021 EUR Term Loan (3 month EURIBOR + 4.250%)	4.250	04-12-28	EUR	6,700,000	7,902,801
LSF11 Skyscraper Holdco Sarl, 2021 USD Term Loan B (3 month LIBOR + 3.750%)	4.500	09-29-27		1,318,344	1,316,696
Resideo Funding, Inc., 2021 Term Loan (1 and 3 month LIBOR + 2.250%)	2.750	02-08-28		1,479,425	1,464,631
Tamko Building Products LLC, Term Loan B (2 and 3 month LIBOR + 3.000%)	3.108	06-01-26		2,212,992	2,196,395
Wilsonart LLC, 2021 Term Loan E (3 month LIBOR + 3.500%)	4.500	12-19-26		10,236,827	10,209,085
Commercial services and supplies 2.9%
AEA International Holdings Luxembourg Sarl, Term Loan B (B)	TBD	08-05-28		1,463,503	1,461,673
AVSC Holding Corp., 2020 Term Loan B1 (3 month LIBOR + 3.250% or 0.250% PIK)	4.500	03-03-25		4,927,040	4,264,649
AVSC Holding Corp., 2020 Term Loan B2 (3 month LIBOR + 4.500%)	5.500	10-15-26		1,661,720	1,478,465
AVSC Holding Corp., 2020 Term Loan B3 (3 month LIBOR + 5.000% or 10.000% PIK)	5.000	10-15-26		1,942,765	2,273,035
Camelot Finance SA, Term Loan B (1 month LIBOR + 3.000%)	3.085	10-30-26		3,404,071	3,385,349
Cimpress USA, Inc., USD Term Loan B (1 month LIBOR + 3.500%)	4.000	05-17-28		2,103,185	2,099,672
Comet Bidco, Ltd., 2018 USD Term Loan B (6 month LIBOR + 5.000%)	6.000	09-30-24		7,638,630	7,182,069
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Holding Socotec SAS, 2021 USD Term Loan (B)	TBD	06-02-28	1,824,684	$1,821,272
MHI Holdings LLC, Term Loan B (1 month LIBOR + 5.000%)	5.085	09-21-26	3,007,378	3,014,897
Nielsen Finance LLC, USD Term Loan B4 (1 month LIBOR + 2.000%)	2.096	10-04-23	1,332,209	1,330,171
PODS LLC, 2021 Term Loan B (1 month LIBOR + 3.000%)	3.750	03-31-28	3,830,822	3,815,269
Revint Intermediate II LLC, 2020 Term Loan B (1 month LIBOR + 5.000%)	5.750	10-15-27	4,715,723	4,736,378
Sterling Midco Holdings, Inc., 1st Lien Term Loan (3 month LIBOR + 3.500%)	4.500	06-19-24	3,739,126	3,725,104
Tempo Acquisition LLC, 2020 Extended Term Loan (1 month LIBOR + 3.250%)	3.750	11-02-26	6,528,708	6,527,337
Viad Corp., Initial Term Loan (3 month LIBOR + 5.000%)	5.500	07-30-28	2,250,000	2,216,250
Win Waste Innovations Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 2.750%)	3.250	03-24-28	1,141,509	1,137,434
Construction and engineering 1.2%
Aegion Corp., Term Loan (3 month LIBOR + 4.750%)	5.500	05-17-28	3,222,613	3,246,783
Amentum Government Services Holdings LLC, Term Loan B (1 month LIBOR + 3.500%)	3.585	01-29-27	2,059,402	2,040,517
DG Investment Intermediate Holdings 2, Inc., 2021 Delayed Draw Term Loan (1 and 3 month LIBOR + 3.750%)	4.338	03-31-28	795,447	794,361
DG Investment Intermediate Holdings 2, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	4.500	03-31-28	4,846,380	4,841,194
Osmose Utilities Services, Inc., Term Loan (1 month LIBOR + 3.250%)	3.750	06-23-28	2,571,625	2,554,472
PowerTeam Services LLC, Incremental Term Loan (3 month LIBOR + 3.500%)	4.500	03-06-25	2,003,866	1,980,080
Refficiency Holdings LLC, 2020 Term Loan (1 month LIBOR + 4.000%)	4.750	12-16-27	1,065,564	1,065,564
Tiger Acquisition LLC, 2021 Term Loan (3 month LIBOR + 3.250%)	3.750	06-01-28	1,163,107	1,155,350
28	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Construction and engineering (continued)
USIC Holdings, Inc., 2021 Term Loan (1 month LIBOR + 3.500%)	4.250	05-12-28		3,907,676	$3,889,115
Electrical equipment 0.7%
Array Technologies, Inc., Term Loan B (3 month LIBOR + 3.250%)	3.750	10-14-27		2,246,272	2,223,809
Brookfield WEC Holdings, Inc., 2021 Term Loan (1 month LIBOR + 2.750%)	3.250	08-01-25		4,888,289	4,844,735
Illuminate Merger Sub Corp., Term Loan (3 month LIBOR + 3.500%)	4.000	07-21-28		1,729,625	1,723,675
Infinite Bidco LLC, 1st Lien Term Loan (1 month LIBOR + 3.750%)	4.250	03-02-28		2,135,700	2,124,125
Infinity Bidco 1, Ltd., 2021 EUR Term Loan (3 month EURIBOR + 3.500%)	3.500	05-21-28	EUR	1,338,977	1,576,650
Machinery 2.7%
Alliance Laundry Systems LLC, Term Loan B (2 month LIBOR + 3.500%)	4.250	10-08-27		3,199,460	3,198,116
Arcline FM Holdings LLC, 2021 1st Lien Term Loan (3 month LIBOR + 4.750%)	5.500	06-23-28		2,446,437	2,421,973
Brown Group Holding LLC, Term Loan B (3 month LIBOR + 2.750%)	3.250	06-07-28		4,266,561	4,243,436
Columbus McKinnon Corp., 2021 Term Loan B (3 month LIBOR + 2.750%)	3.250	05-14-28		654,835	654,016
Crosby US Acquisition Corp., Term Loan B (1 month LIBOR + 4.750%)	4.838	06-26-26		5,124,786	5,118,380
Engineered Components & Systems LLC, Term Loan (3 month LIBOR + 6.000%)	6.500	06-08-28		1,966,966	1,957,131
Gardner Denver, Inc., 2020 USD Term Loan B2 (1 month LIBOR + 1.750%)	1.835	03-01-27		813,879	799,197
Granite US Holdings Corp., 2021 Term Loan B (3 month LIBOR + 4.000%)	4.147	09-30-26		3,348,219	3,352,404
Ingersoll-Rand Services Company, 2020 USD Spinco Term Loan (1 month LIBOR + 1.750%)	1.835	03-01-27		2,057,773	2,020,650
Innio North America Holding, Inc., 2018 USD Term Loan B (3 month LIBOR + 2.750%)	2.888	10-31-25		4,357,943	4,245,378
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	29

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Machinery (continued)
Lummus Technology Holdings V LLC, 2021 Term Loan (1 month LIBOR + 3.500%)	3.585	06-30-27		584,683	$581,152
Pro Mach Group, Inc., 2021 Term Loan B (B)	TBD	08-13-28		4,185,130	4,187,766
Shape Technologies Group, Inc., Term Loan (1 month LIBOR + 3.000%)	3.085	04-21-25		5,028,038	4,650,935
Star US Bidco LLC, Term Loan B (1 month LIBOR + 4.250%)	5.250	03-17-27		3,693,825	3,693,825
Titan Acquisitionco New Zealand, Ltd., 2020 Term Loan (3 month LIBOR + 4.000%)	4.147	05-01-26		5,614,475	5,600,439
Marine 0.0%
Naviera Armas SA, 2021 EUR PIK Term Loan B2 (3 month EURIBOR + 2.500% or 7.500% PIK) (D)	4.333	10-31-21	EUR	42,702	59,520
Naviera Armas SA, EUR PIK Term Loan A (1 month EURIBOR + 2.500% or 7.500% PIK) (D)	2.500	10-31-21	EUR	220,295	260,114
Naviera Armas SA, EUR PIK Term Loan B (1 month EURIBOR + 2.500% or 7.500% PIK) (D)	2.500	10-31-21	EUR	51,628	60,960
Professional services 1.0%
Cast & Crew Payroll LLC, 2019 1st Lien Term Loan (1 month LIBOR + 3.750%)	3.835	02-09-26		5,770,934	5,733,653
First Advantage Holdings LLC, 2021 Term Loan B (1 month LIBOR + 2.750%)	2.835	01-31-27		3,078,995	3,065,140
Greenrock Finance, Inc., 2017 USD Term Loan B (3 month LIBOR + 3.500%)	4.500	06-28-24		4,045,733	4,017,939
Indy US Bidco LLC, 2021 USD Term Loan B (1 month LIBOR + 4.000%)	4.096	03-06-28		1,161,114	1,158,699
Stiphout Finance LLC, 2020 USD Term Loan B (1 month LIBOR + 3.750%)	4.750	10-27-25		2,543,037	2,543,037
Road and rail 0.5%
Genesee & Wyoming, Inc., Term Loan (3 month LIBOR + 2.000%)	2.147	12-30-26		2,395,668	2,368,716
Uber Technologies, Inc., 2021 1st Lien Term Loan B (1 month LIBOR + 3.500%)	3.585	04-04-25		6,952,054	6,933,562
30	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Trading companies and distributors 0.6%
ASP Unifrax Holdings, Inc., EUR Term Loan B (3 month EURIBOR + 3.750%)	3.750	12-12-25	EUR	6,141,487	$6,995,946
ASP Unifrax Holdings, Inc., Term Loan B (3 month LIBOR + 3.750%)	3.897	12-12-25		3,660,431	3,557,939
Transportation infrastructure 0.2%
Dynasty Acquisition Company, Inc., 2020 Term Loan B1 (3 month LIBOR + 3.500%)	3.647	04-06-26		4,248,774	4,131,253
Information technology 17.0%					297,578,127
Communications equipment 0.4%
CommScope, Inc., 2019 Term Loan B (1 month LIBOR + 3.250%)	3.335	04-06-26		5,533,331	5,465,548
Plantronics, Inc., 2018 Term Loan B (1 month LIBOR + 2.500%)	2.592	07-02-25		1,337,805	1,305,203
Electronic equipment, instruments and components 1.7%
C&D Technologies, Inc., Term Loan B (1 month LIBOR + 5.750%)	5.835	12-20-25		4,364,602	4,295,511
Everest Bidco SASU, 2018 EUR Term Loan (3 month EURIBOR + 3.250%)	3.250	07-04-25	EUR	5,674,985	6,568,804
Excelitas Technologies Corp., 2018 Add On Term Loan B (3 month LIBOR + 3.500%)	4.500	12-02-24		2,326,626	2,314,993
Excelitas Technologies Corp., USD 2017 1st Lien Term Loan (3 month LIBOR + 3.500%)	4.500	12-02-24		4,847,928	4,829,748
Ingram Micro, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	4.000	06-30-28		2,895,760	2,900,104
Mirion Technologies, Inc., 2019 Term Loan B (3 month LIBOR + 4.000%)	4.147	03-06-26		1,988,243	1,985,141
Robertshaw US Holding Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.500	02-28-25		7,742,238	7,430,148
IT services 2.6%
Gainwell Acquisition Corp., Term Loan B (3 month LIBOR + 4.000%)	4.750	10-01-27		7,426,446	7,445,012
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan (1 month LIBOR + 3.750%)	3.835	07-11-25		8,085,048	7,930,542
Go Daddy Operating Company LLC, 2017 Repriced Term Loan (1 month LIBOR + 1.750%)	1.835	02-15-24		5,186,025	5,137,432
GTT Communications BV, 2020 Delayed Draw Term Loan (C)	0.000	12-31-21		305,979	308,580
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	31

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
IT services (continued)
GTT Communications BV, 2020 Term Loan (C)	0.000	12-31-21	269,634	$271,926
GTT Communications, Inc., 2018 USD Term Loan B (C)	0.000	05-31-25	3,019,342	2,371,693
Masergy Holdings, Inc., 2017 1st Lien Term Loan (3 month LIBOR + 3.250%)	4.250	12-15-23	1,056,683	1,053,713
Rackspace Technology Global, Inc., 2021 Term Loan (3 month LIBOR + 2.750%)	3.500	02-15-28	2,844,442	2,812,727
Sabre GLBL, Inc., 2021 Term Loan B1 (1 month LIBOR + 3.500%)	4.000	12-17-27	1,677,844	1,664,841
Sabre GLBL, Inc., 2021 Term Loan B2 (1 month LIBOR + 3.500%)	4.000	12-17-27	2,674,583	2,653,855
TGG TS Acquisition Company, 2018 Term Loan B (1 month LIBOR + 6.500%)	6.586	12-14-25	1,248,297	1,248,297
Travelport Finance Luxembourg Sarl, 2020 Super Priority Term Loan (3 month LIBOR + 2.500% or 6.500% PIK)	3.500	02-28-25	230,442	234,762
Verscend Holding Corp., 2021 Term Loan B (1 month LIBOR + 4.000%)	4.085	08-27-25	6,438,482	6,423,996
WEX, Inc., 2021 Term Loan (1 month LIBOR + 2.250%)	2.335	03-31-28	5,187,132	5,136,713
Semiconductors and semiconductor equipment 0.0%
Allegro MicroSystems, Inc., Term Loan (3 month LIBOR + 3.750%)	4.250	09-30-27	35,901	35,812
Cohu, Inc., 2018 Term Loan B (3 month LIBOR + 3.000%)	4.500	10-01-25	248,343	246,016
Software 11.7%
Acuris Finance US, Inc., 2021 USD Term Loan B (3 month LIBOR + 4.000%)	4.500	02-16-28	1,207,572	1,206,823
AQA Acquisition Holding, Inc., 2021 1st Lien Term Loan (3 month LIBOR + 4.250%)	4.750	03-03-28	2,126,232	2,126,232
Azalea TopCo, Inc., Term Loan (1 and 3 month LIBOR + 3.500%)	3.628	07-24-26	1,184,272	1,171,245
Barracuda Networks, Inc., 1st Lien Term Loan (3 month LIBOR + 3.750%)	4.500	02-12-25	6,961,410	6,963,916
Barracuda Networks, Inc., 2020 2nd Lien Term Loan (3 month LIBOR + 6.750%)	7.500	10-30-28	1,968,264	1,992,867
32	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
Software (continued)
Boxer Parent Company, Inc., 2021 EUR Term Loan (3 month EURIBOR + 4.000%)	4.000	10-02-25	EUR	2,249,612	$2,659,550
Boxer Parent Company, Inc., 2021 USD Term Loan (1 month LIBOR + 3.750%)	3.835	10-02-25		5,744,349	5,704,253
BY Crown Parent LLC, Term Loan B1 (1 month LIBOR + 3.000%)	4.000	02-02-26		4,359,773	4,348,874
Castle US Holding Corp., USD Term Loan B (3 month LIBOR + 3.750%)	3.897	01-29-27		5,790,369	5,705,135
Constant Contact, Inc., Term Loan (3 month LIBOR + 4.000%)	4.750	02-10-28		4,965,577	4,940,749
Cornerstone OnDemand, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	3.338	04-22-27		5,041,964	5,035,157
Dcert Buyer, Inc., 2019 Term Loan B (1 month LIBOR + 4.000%)	4.085	10-16-26		4,213,047	4,203,694
Dcert Buyer, Inc., 2021 2nd Lien Term Loan (1 month LIBOR + 7.000%)	7.085	02-16-29		2,681,022	2,700,164
Epicor Software Corp., 2020 Term Loan (1 month LIBOR + 3.250%)	4.000	07-30-27		6,385,996	6,376,033
Grab Holdings, Inc., Term Loan B (3 month LIBOR + 4.500%)	5.500	01-29-26		3,960,924	3,987,343
Greeneden US Holdings II LLC, 2020 USD Term Loan B4 (1 month LIBOR + 4.000%)	4.750	12-01-27		7,347,582	7,359,853
Helios Software Holdings, Inc., 2021 USD Term Loan B (3 month LIBOR + 3.750%)	3.917	03-11-28		1,664,729	1,656,822
IGT Holding IV AB, 2021 USD Term Loan (3 month LIBOR + 3.750%)	4.250	03-31-28		1,813,416	1,812,292
ION Trading Finance, Ltd., 2021 USD Term Loan (3 month LIBOR + 4.750%)	4.917	04-01-28		4,897,291	4,896,066
Ivanti Software, Inc., 2020 Term Loan B (3 month LIBOR + 4.750%)	5.750	12-01-27		3,765,649	3,768,021
Ivanti Software, Inc., 2021 Add On Term Loan B (3 month LIBOR + 4.000%)	4.750	12-01-27		2,243,061	2,243,061
Liftoff Mobile, Inc., Term Loan (3 month LIBOR + 3.500%)	4.250	03-17-28		1,051,211	1,047,269
MA FinanceCo LLC, 2020 USD Term Loan B (3 month LIBOR + 4.250%)	5.250	06-05-25		1,714,844	1,719,131
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	33

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
MA FinanceCo LLC, USD Term Loan B3 (1 month LIBOR + 2.750%)	2.835	06-21-24	1,094,897	$1,079,163
Magenta Buyer LLC, 2021 USD 1st Lien Term Loan (3 month LIBOR + 5.000%)	5.750	07-27-28	4,794,819	4,779,860
Mavenir Systems, Inc., 2021 Term Loan B (3 month LIBOR + 4.750%)	5.250	08-13-28	2,763,840	2,755,770
Mitchell International, Inc., 2020 Add-On Term Loan (1 month LIBOR + 4.250%)	4.750	11-29-24	4,152,932	4,152,932
Monotype Imaging Holdings, Inc., 2021 Add On Term Loan B1 (3 month LIBOR + 6.000%)	7.000	10-09-26	414,100	414,100
Monotype Imaging Holdings, Inc., Term Loan (3 month LIBOR + 5.500%)	6.500	10-09-26	2,159,784	2,150,345
Orion Advisor Solutions, Inc., 2021 Term Loan (3 month LIBOR + 3.750%)	4.500	09-24-27	736,613	736,429
Peraton Corp., 2nd Lien Term Loan B1 (1 month LIBOR + 7.750%)	8.500	02-01-29	1,567,728	1,567,728
Peraton Corp., Term Loan B (1 month LIBOR + 3.750%)	4.500	02-01-28	8,996,394	8,994,505
Planview Parent, Inc., Term Loan (3 month LIBOR + 4.000%)	4.750	12-17-27	1,123,124	1,124,528
Project Alpha Intermediate Holding, Inc., 2021 Term Loan B (1 month LIBOR + 4.000%)	4.090	04-26-24	7,439,187	7,432,566
Project Boost Purchaser LLC, 2019 Term Loan B (1 month LIBOR + 3.500%)	3.585	06-01-26	6,604,277	6,549,263
Project Ruby Ultimate Parent Corp., 2021 Term Loan (1 month LIBOR + 3.250%)	4.000	03-03-28	806,301	802,270
Project Sky Merger Sub, Inc., 2021 2nd Lien Term Loan (B)	TBD	08-09-29	1,984,112	1,979,151
Project Sky Merger Sub, Inc., 2021 Term Loan (B)	TBD	08-09-28	4,785,337	4,755,429
Proofpoint, Inc., 1st Lien Term Loan (B)	TBD	06-09-28	3,299,513	3,278,429
Quest Software US Holdings, Inc., 2018 1st Lien Term Loan (3 month LIBOR + 4.250%)	4.379	05-16-25	5,711,082	5,701,259
Seattle SpinCo, Inc., USD Term Loan B3 (1 month LIBOR + 2.750%)	2.835	06-21-24	7,394,108	7,287,854
Skillsoft Finance II, Inc., 2021 Term Loan B (3 month LIBOR + 4.750%)	5.500	06-30-28	3,235,896	3,241,979
34	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
SolarWinds Holdings, Inc., 2018 Term Loan B (1 month LIBOR + 2.750%)	2.835	02-05-24	9,199,661	$9,071,233
Sophia LP, 2020 1st Lien Term Loan (3 month LIBOR + 3.750%)	4.500	10-07-27	3,924,201	3,933,187
Sovos Compliance LLC, 2021 Term Loan (1 month LIBOR + 4.500%)	5.000	07-29-28	1,535,699	1,540,306
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%)	1.835	04-16-25	1,760,081	1,732,272
SS&C Technologies, Inc., 2018 Term Loan B4 (1 month LIBOR + 1.750%)	1.835	04-16-25	1,355,466	1,334,050
SS&C Technologies, Inc., 2018 Term Loan B5 (1 month LIBOR + 1.750%)	1.835	04-16-25	3,157,949	3,112,380
Surf Holdings LLC, USD Term Loan (3 month LIBOR + 3.500%)	3.628	03-05-27	2,427,455	2,405,317
Symplr Software, Inc., 2020 Term Loan (3 month LIBOR + 4.500%)	5.250	12-22-27	3,342,659	3,341,824
ThoughtWorks, Inc. 2021 Term Loan B (1 month LIBOR + 3.000%)	3.750	03-23-28	1,190,571	1,185,369
UKG, Inc., 2021 Incremental Term Loan (3 month LIBOR + 3.250%)	4.000	05-04-26	3,015,381	3,015,381
UKG, Inc., Term Loan B (1 month LIBOR + 3.750%)	3.835	05-04-26	1,659,444	1,659,793
Upland Software, Inc., 2019 Term Loan (1 month LIBOR + 3.750%)	3.835	08-06-26	3,188,451	3,175,506
Vision Solutions, Inc., 2021 1st Lien Term Loan (3 month LIBOR + 4.250%)	5.000	04-24-28	5,790,794	5,772,206
Voyage Australia Pty, Ltd., USD Term Loan B (3 month LIBOR + 3.500%)	4.000	07-20-28	2,106,247	2,100,981
VS Buyer LLC, Term Loan B (1 month LIBOR + 3.000%)	3.085	02-28-27	2,188,613	2,172,198
Weld North Education LLC, 2020 Term Loan B (1 month LIBOR + 4.000%)	4.750	12-21-27	7,656,050	7,665,620
Technology hardware, storage and peripherals 0.6%
Dell International LLC, 2021 Term Loan B (1 month LIBOR + 1.750%)	2.000	09-19-25	3,366,015	3,364,467
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	35

	Rate (%)	Maturity date		Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Electronics For Imaging, Inc., Term Loan (1 month LIBOR + 5.000%)	5.085	07-23-26		6,877,899	$6,516,810
Materials 7.0%					121,966,899
Chemicals 2.9%
Ascend Performance Materials Operations LLC, 2021 Term Loan B (3 month LIBOR + 4.750%)	5.500	08-27-26		5,618,181	5,691,048
Geon Performance Solutions LLC, 2021 Term Loan (B)	TBD	08-09-28		2,053,772	2,057,633
Groupe Solmax, Inc., Term Loan (B)	TBD	06-28-28		1,137,896	1,135,996
Hyperion Materials & Technologies, Inc., 2021 Term Loan B (B)	TBD	08-28-28		2,721,057	2,721,057
INEOS US Petrochem LLC, 2021 USD Term Loan B (1 month LIBOR + 2.750%)	3.250	01-29-26		1,116,429	1,112,801
Innophos Holdings, Inc., 2020 Term Loan B (1 month LIBOR + 3.750%)	3.835	02-07-27		1,987,436	1,978,334
Jadex, Inc., Term Loan (1 month LIBOR + 4.750%)	5.500	02-18-28		7,181,752	7,100,957
Meridian Adhesives Group, Inc., Term Loan B (3 month LIBOR + 4.000%)	4.750	07-14-28		3,390,479	3,373,527
Nouryon USA LLC, 2018 USD Term Loan B (1 month LIBOR + 2.750%)	2.838	10-01-25		6,917,107	6,833,134
Petrochoice Holdings, Inc., 1st Lien Term Loan (2 and 3 month LIBOR + 5.000%)	6.000	08-20-22		3,756,285	3,610,729
Plaskolite PPC Intermediate II LLC, 2021 Term Loan (3 month LIBOR + 4.000%)	4.138	12-15-25		4,360,883	4,339,078
Root Bidco Sarl, EUR Term Loan B (3 month EURIBOR + 3.750%)	3.750	08-13-27	EUR	2,748,062	3,238,707
Sparta US HoldCo LLC, 2021 Term Loan (3 month LIBOR + 3.500%)	4.250	08-02-28		1,807,578	1,806,458
Technimark Holdings LLC, 2021 Term Loan (3 month LIBOR + 3.750%)	4.750	06-30-28		1,225,318	1,214,596
Tronox Finance LLC, 2021 Term Loan B (1 month LIBOR + 2.000% and 3 month LIBOR + 2.250%)	2.542	03-13-28		1,286,321	1,272,454
Univar Solutions USA, Inc., 2019 USD Term Loan B5 (1 month LIBOR + 2.000%)	2.085	07-01-26		821,088	814,486
36	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Chemicals (continued)
WR Grace Holdings LLC, 2021 Term Loan B (B)	TBD	08-12-28		1,525,633	$1,528,181
Construction materials 0.5%
Foundation Building Materials, Inc., 2021 Term Loan (1 and 3 month LIBOR + 3.250%)	3.750	02-03-28		1,355,588	1,342,317
Potters Borrower LP, Term Loan B (3 month LIBOR + 4.000%)	4.750	12-14-27		792,019	792,019
Quikrete Holdings, Inc., 2016 1st Lien Term Loan (1 month LIBOR + 2.500%)	2.585	02-01-27		2,852,998	2,817,707
Quikrete Holdings, Inc., 2021 Term Loan B1 (B)	TBD	02-21-28		4,072,040	4,037,061
Containers and packaging 3.3%
Charter Next Generation, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	4.500	12-01-27		2,226,876	2,226,520
Fort Dearborn Holding Company, Inc., 2016 1st Lien Term Loan (1 and 3 month LIBOR + 4.000%)	5.000	10-19-23		2,174,077	2,172,729
Graham Packaging Company, Inc., 2021 Term Loan (1 month LIBOR + 3.000%)	3.750	08-04-27		5,799,407	5,771,164
LABL, Inc., 2021 EUR Term Loan B (1 month EURIBOR + 4.250%)	4.250	07-01-26	EUR	2,723,600	3,219,108
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan (1 month LIBOR + 3.500%)	3.585	09-06-25		6,899,588	6,764,494
LTI Holdings, Inc., 2019 Term Loan (1 month LIBOR + 4.750%)	4.835	07-24-26		3,107,985	3,092,445
LTI Holdings, Inc., 2021 Term Loan (1 month LIBOR + 4.750%)	4.835	07-24-26		824,069	819,949
MAR Bidco Sarl, USD Term Loan (B)	TBD	07-06-28		1,853,786	1,846,834
Mauser Packaging Solutions Holding Company, 2017 Term Loan B (1 month LIBOR + 3.250%)	3.342	04-03-24		8,565,516	8,335,360
Plaze, Inc., 2019 Term Loan B (1 month LIBOR + 3.500%)	3.586	08-03-26		6,763,349	6,695,715
Proampac PG Borrower LLC, 2020 Term Loan (1 and 3 month LIBOR + 3.750%)	4.500	11-03-25		5,618,392	5,614,908
TricorBraun Holdings, Inc., 2021 Delayed Draw Term Loan (3 month LIBOR + 3.250%)	3.325	03-03-28		138,549	129,915
TricorBraun Holdings, Inc., 2021 Term Loan (3 month LIBOR + 3.250%)	3.750	03-03-28		3,888,905	3,850,521
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	37

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging (continued)
Trident TPI Holdings, Inc., 2017 USD Term Loan B1 (3 month LIBOR + 3.000%)	4.000	10-17-24	6,257,833	$6,243,189
Trident TPI Holdings, Inc., 2021 Incremental Term Loan (B)	TBD	07-28-28	465,018	464,669
Metals and mining 0.2%
WireCo WorldGroup, Inc., 1st Lien Term Loan (6 month LIBOR + 5.000%)	6.000	09-30-23	3,828,300	3,823,515
Paper and forest products 0.1%
Flex Acquisition Company, Inc., 2021 Term Loan (3 month LIBOR + 3.500%)	4.000	02-23-28	2,091,030	2,077,584
Real estate 0.3%				5,716,212
Equity real estate investment trusts 0.3%
Iron Mountain, Inc., 2018 Term Loan B (1 month LIBOR + 1.750%)	1.835	01-02-26	1,605,952	1,587,210
VICI Properties 1 LLC, Replacement Term Loan B (1 month LIBOR + 1.750%)	1.838	12-20-24	4,154,511	4,129,002
Utilities 0.1%				2,008,386
Independent power and renewable electricity producers 0.1%

Esdec Solar Group BV, Term Loan B (B)	TBD	08-17-28	2,038,971	2,008,386
Corporate bonds 10.6%				$185,717,207
(Cost $188,460,627)
Communication services 1.5%				26,165,286
Diversified telecommunication services 0.5%
Connect Finco SARL (E)	6.750	10-01-26	3,956,000	4,104,350
Frontier Communications Holdings LLC (E)	5.000	05-01-28	1,121,000	1,171,445
Frontier Communications Holdings LLC (E)	6.750	05-01-29	2,440,000	2,611,288
Zayo Group Holdings, Inc. (E)	6.125	03-01-28	836,000	850,630
Entertainment 0.1%
Lions Gate Capital Holdings LLC (E)	5.500	04-15-29	1,341,000	1,369,228
Media 0.9%
DIRECTV Holdings LLC (E)	5.875	08-15-27	1,545,000	1,614,525
Getty Images, Inc. (E)	9.750	03-01-27	2,800,000	2,996,000
National CineMedia LLC (E)	5.875	04-15-28	5,435,000	4,742,038
Townsquare Media, Inc. (E)	6.875	02-01-26	2,111,000	2,237,660
38	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Media (continued)
United Group BV (Greater of 3 month EURIBOR + 3.250% or 3.250%) (E)(F)	3.250	02-15-26	EUR	734,000	$846,087
United Group BV (E)	3.625	02-15-28	EUR	1,680,000	1,913,528
United Group BV	3.625	02-15-28	EUR	1,500,000	1,708,507
Consumer discretionary 3.7%					64,001,042
Automobiles 0.2%
Constellation Automotive Financing PLC (E)	4.875	07-15-27	GBP	2,813,000	3,851,625
Distributors 0.2%
Northwest Fiber LLC (E)	6.000	02-15-28		3,136,000	3,120,320
Diversified consumer services 0.4%
SRS Distribution, Inc. (E)	4.625	07-01-28		1,336,000	1,376,748
SRS Distribution, Inc. (E)	6.125	07-01-29		1,015,000	1,053,063
WW International, Inc. (E)	4.500	04-15-29		5,128,000	5,070,310
Hotels, restaurants and leisure 1.5%
Caesars Entertainment, Inc. (E)	6.250	07-01-25		2,105,000	2,224,880
Caesars Resort Collection LLC (E)	5.750	07-01-25		1,000,000	1,050,750
Deuce Finco PLC (E)	5.500	06-15-27	GBP	2,979,000	4,115,416
International Game Technology PLC (E)	4.125	04-15-26		959,000	995,969
Premier Entertainment Sub LLC (E)	5.625	09-01-29		3,004,000	3,080,031
Premier Entertainment Sub LLC (E)	5.875	09-01-31		3,004,000	3,079,100
Punch Finance PLC (E)	6.125	06-30-26	GBP	1,598,000	2,309,776
Stonegate Pub Company Financing 2019 PLC	8.000	07-13-25	GBP	667,000	948,168
Stonegate Pub Company Financing 2019 PLC	8.000	07-13-25	GBP	3,439,000	4,888,681
Stonegate Pub Company Financing 2019 PLC (E)	8.250	07-31-25	GBP	1,355,000	1,958,633
Stonegate Pub Company Financing 2019 PLC	8.250	07-31-25	GBP	1,153,000	1,666,645
Specialty retail 0.9%
F-Brasile SpA (E)	7.375	08-15-26		6,445,000	6,644,022
Maxeda DIY Holding BV (E)	5.875	10-01-26	EUR	785,000	955,955
Maxeda DIY Holding BV	5.875	10-01-26	EUR	1,237,000	1,506,418
Specialty Building Products Holdings LLC (E)	6.375	09-30-26		3,927,000	4,133,168
The Michaels Companies, Inc. (E)	5.250	05-01-28		1,486,000	1,525,008
Textiles, apparel and luxury goods 0.5%
Brunello Bidco SpA (E)	3.500	02-15-28	EUR	292,000	343,944
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	39

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods (continued)
Brunello Bidco SpA (Greater of 3 month EURIBOR + 3.750% or 3.750%) (E)(F)	3.750	02-15-28	EUR	448,000	$528,712
Wolverine Escrow LLC (E)	8.500	11-15-24		646,000	613,700
Wolverine Escrow LLC (E)	9.000	11-15-26		7,250,000	6,960,000
Consumer staples 0.2%					3,505,327
Household products 0.1%
Kronos Acquisition Holdings, Inc. (E)	5.000	12-31-26		1,966,000	1,956,170
Personal products 0.1%
Douglas GmbH (E)	6.000	04-08-26	EUR	1,299,000	1,549,157
Energy 0.1%					1,362,046
Oil, gas and consumable fuels 0.1%
New Fortress Energy, Inc. (E)	6.500	09-30-26		1,355,000	1,362,046
Financials 1.1%					20,054,765
Capital markets 0.5%
AG Issuer LLC (E)	6.250	03-01-28		6,549,000	6,696,354
Hightower Holding LLC (E)	6.750	04-15-29		1,584,000	1,627,560
Consumer finance 0.1%
Encore Capital Group, Inc. (E)	4.250	06-01-28	GBP	2,070,000	2,845,713
Diversified financial services 0.2%
Garfunkelux Holdco 3 SA (E)	6.750	11-01-25	EUR	1,645,000	2,032,171
Garfunkelux Holdco 3 SA	6.750	11-01-25	EUR	1,400,000	1,729,507
Thrifts and mortgage finance 0.3%
Ladder Capital Finance Holdings LLLP (E)	4.250	02-01-27		3,639,000	3,657,195
Ladder Capital Finance Holdings LLLP (E)	4.750	06-15-29		1,434,000	1,466,265
Health care 1.0%					18,215,219
Health care providers and services 0.3%
US Acute Care Solutions LLC (E)	6.375	03-01-26		5,641,000	5,866,640
Pharmaceuticals 0.7%
Cheplapharm Arzneimittel GmbH (E)	5.500	01-15-28		5,027,000	5,140,108
Jazz Securities DAC (E)	4.375	01-15-29		2,316,000	2,399,955
Organon & Company (E)	4.125	04-30-28		2,730,000	2,816,541
Organon & Company (E)	5.125	04-30-31		1,899,000	1,991,975
40	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Industrials 1.2%					$21,814,980
Aerospace and defense 0.2%
Spirit AeroSystems, Inc. (E)	7.500	04-15-25		3,237,000	3,427,174
TransDigm, Inc. (E)	6.250	03-15-26		202,000	212,100
Air freight and logistics 0.1%
First Student Bidco, Inc. (E)	4.000	07-31-29		1,450,000	1,438,922
Airlines 0.0%
United Airlines, Inc. (E)	4.625	04-15-29		644,000	668,150
Commercial services and supplies 0.2%
VistaJet Malta Finance PLC (E)	10.500	06-01-24		2,424,000	2,630,040
Construction and engineering 0.1%
Novafives SAS (Greater of 3 month EURIBOR + 4.500% or 4.500%) (F)	4.500	06-15-25	EUR	1,332,000	1,427,279
Machinery 0.2%
SRM Escrow Issuer LLC (E)	6.000	11-01-28		3,692,000	3,913,520
Marine 0.1%
Naviera Armas SA (Greater of 3 month EURIBOR + 4.250% or 4.250%) (F)	4.250	11-15-24	EUR	1,811,000	1,625,138
Road and rail 0.2%
Uber Technologies, Inc. (E)	4.500	08-15-29		4,165,000	4,098,693
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc. (E)	4.125	05-15-29		2,371,000	2,373,964
Information technology 1.2%					20,132,364
IT services 0.2%
Paysafe Finance PLC (E)	4.000	06-15-29		2,584,000	2,488,986
Rackspace Technology Global, Inc. (E)	3.500	02-15-28		1,099,000	1,055,040
Software 1.0%
Avaya, Inc. (E)	6.125	09-15-28		6,100,000	6,435,500
Castle US Holding Corp. (E)	9.500	02-15-28		1,548,000	1,617,660
Helios Software Holdings, Inc. (E)	4.625	05-01-28		5,437,000	5,380,890
ION Trading Technologies Sarl (E)	5.750	05-15-28		3,055,000	3,154,288
Materials 0.6%					10,466,178
Chemicals 0.3%
Venator Finance Sarl (E)	9.500	07-01-25		2,341,000	2,598,510
WR Grace Holdings LLC (E)	5.625	08-15-29		2,125,000	2,212,656
Containers and packaging 0.3%
Intelligent Packaging, Ltd. Finco, Inc. (E)	6.000	09-15-28		2,878,000	3,007,510
Kleopatra Holdings 2 SCA	6.500	09-01-26	EUR	861,000	968,336
LABL, Inc. (E)	6.750	07-15-26		1,591,000	1,670,550
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	41

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining 0.0%

Midwest Vanadium Pty, Ltd. (C)(E)	11.500	02-15-18	5,668,325	$8,616
Asset backed securities 1.9%				$32,794,478
(Cost $32,893,800)
Asset backed securities 1.9%				32,794,478
Atlas Senior Loan Fund X, Ltd. Series 2018-10A, Class D (3 month LIBOR + 2.750%) (E)(F)	2.876	01-15-31	4,900,000	4,565,129
Cedar Funding VIII CLO, Ltd. Series 2017-8A, Class DR (3 month LIBOR + 3.500%) (E)(F)	3.620	10-17-34	850,000	850,000
Hayfin US XIV, Ltd. Series 2021-14A, Class D (3 month LIBOR + 3.650%) (E)(F)	3.379	07-20-34	3,000,000	2,976,309
Jamestown CLO IX, Ltd. Series 2016-9A, Class CRR (3 month LIBOR + 3.900%) (E)(F)	4.002	07-25-34	3,450,000	3,450,000
Jamestown CLO XVI, Ltd. Series 2021-16A, Class D (3 month LIBOR + 3.650%) (E)(F)	3.795	07-25-34	3,100,000	3,102,220
Marble Point CLO XI, Ltd. Series 2017-2A, Class D (3 month LIBOR + 2.800%) (E)(F)	2.989	12-18-30	2,500,000	2,327,238
Northwoods Capital XVII, Ltd. Series 2018-17A, Class D (3 month LIBOR + 2.850%) (E)(F)	3.033	04-22-31	1,350,000	1,266,172
Parallel, Ltd. Series 2020-1A, Class CR (3 month LIBOR + 3.400%) (E)(F)	3.457	07-20-34	1,350,000	1,349,972
Sculptor CLO XXVII, Ltd. Series 27A, Class D (3 month LIBOR + 3.700%) (E)(F)	3.819	07-20-34	3,550,000	3,553,639
Shackleton XIV CLO, Ltd. Series 2019-14A, Class DR (3 month LIBOR + 3.700%) (E)(F)	3.835	07-20-34	2,950,000	2,952,095
TCW CLO, Ltd. Series 2020-1A, Class DRR (3 month LIBOR + 3.400%) (E)(F)	3.586	04-20-34	1,300,000	1,300,176
Wellfleet CLO, Ltd.
Series 2020-2A, Class DR (3 month LIBOR + 3.800%) (E)(F)	3.929	07-15-34	2,900,000	2,899,988
Series 2021-2A, Class D (3 month LIBOR + 3.600%) (E)(F)	3.729	07-15-34	2,200,000	2,201,540

42	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Common stocks 0.4%		$7,970,761
(Cost $16,050,173)
Communication services 0.1%		2,115,876
Entertainment 0.1%
Cineworld Group PLC (G)	105,512	42,504
Technicolor SA (G)	586,571	2,073,372
Consumer discretionary 0.0%		311,912
Hotels, restaurants and leisure 0.0%
NPC International, Inc. (D)(G)	245,600	311,912
Energy 0.3%		5,542,973
Energy equipment and services 0.0%
Hercules Offshore, Inc. (D)(G)	196,736	5,613
Oil, gas and consumable fuels 0.3%
Murray Energy Corp. (G)	12,315	299,661
Ultra Petroleum Corp. (G)	37,155	1,379,379

Ultra Resources, Inc. (G)	103,928	3,858,320
Exchange-traded funds 1.7%		$29,179,678
(Cost $29,360,186)
Invesco Senior Loan ETF (H)	866,586	19,186,214
SPDR Blackstone Senior Loan ETF	217,391	9,993,464

	Yield (%)	Shares	Value
Short-term investments 3.9%			$67,107,217
(Cost $67,103,825)
Short-term funds 3.9%			67,107,217
John Hancock Collateral Trust (I)	0.0356(J)	1,942,482	19,438,612
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(J)	47,668,605	47,668,605

Total investments (Cost $1,845,584,103) 104.9%			$1,835,847,234
Other assets and liabilities, net (4.9%)			(85,538,837)
Total net assets 100.0%			$1,750,308,397

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Security Abbreviations and Legend
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	43

PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(B)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(C)	Non-income producing - Issuer is in default.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $202,043,006 or 11.5% of the fund’s net assets as of 8-31-21.
(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(G)	Non-income producing security.
(H)	All or a portion of this security is on loan as of 8-31-21.
(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(J)	The rate shown is the annualized seven-day yield as of 8-31-21.
44	JOHN HANCOCK FLOATING RATE INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	109,848,704	EUR	92,370,000	CITI	10/6/2021	$709,368	—
USD	32,978,193	GBP	23,870,000	CITI	10/6/2021	157,573	—
						$866,941	—

Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
OTC	Over-the-counter
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $1,847,123,796. Net unrealized depreciation aggregated to $10,409,621, of which $18,521,421 related to gross unrealized appreciation and $28,931,042 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	45

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $1,826,148,883) including $18,985,770 of securities loaned	$1,816,408,622
Affiliated investments, at value (Cost $19,435,220)	19,438,612
Total investments, at value (Cost $1,845,584,103)	1,835,847,234
Unrealized appreciation on forward foreign currency contracts	866,941
Cash	2,520,427
Foreign currency, at value (Cost $19,121,793)	19,182,461
Interest receivable	9,041,547
Receivable for fund shares sold	3,099,676
Receivable for investments sold	25,082,653
Receivable for securities lending income	4,588
Receivable from affiliates	696
Other assets	84,249
Total assets	1,895,730,472
Liabilities
Distributions payable	22,745
Payable for collateral on OTC derivatives	712,007
Payable for investments purchased	124,125,083
Payable for fund shares repurchased	777,859
Payable upon return of securities loaned	19,430,992
Payable to affiliates
Accounting and legal services fees	65,583
Transfer agent fees	38,694
Trustees’ fees	440
Other liabilities and accrued expenses	248,672
Total liabilities	145,422,075
Net assets	$1,750,308,397
Net assets consist of
Paid-in capital	$2,103,315,056
Total distributable earnings (loss)	(353,006,659)
Net assets	$1,750,308,397

46	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES 8-31-21  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($117,859,853 ÷ 14,207,447 shares)[1]	$8.30
Class C ($21,678,249 ÷ 2,602,728 shares)[1]	$8.33
Class I ($252,007,180 ÷ 30,403,062 shares)	$8.29
Class R6 ($341,828,348 ÷ 41,191,830 shares)	$8.30
Class 1 ($15,489,239 ÷ 1,869,362 shares)	$8.29
Class NAV ($1,001,445,528 ÷ 120,685,447 shares)	$8.30
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$8.51

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	47

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Interest	$53,558,681
Dividends	876,068
Securities lending	10,381
Total investment income	54,445,130
Expenses
Investment management fees	7,807,907
Distribution and service fees	540,016
Line of credit fees	360,370
Accounting and legal services fees	171,602
Transfer agent fees	294,219
Trustees’ fees	16,275
Custodian fees	130,546
State registration fees	84,359
Printing and postage	39,768
Professional fees	125,479
Other	64,989
Total expenses	9,635,530
Less expense reductions	(1,147,176)
Net expenses	8,488,354
Net investment income	45,956,776
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(1,529,681)
Affiliated investments	4,188
Forward foreign currency contracts	(3,102,167)
(4,627,660)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	34,440,601
Affiliated investments	3,392
Forward foreign currency contracts	5,009,349
39,453,342
Net realized and unrealized gain	34,825,682
Increase in net assets from operations	$80,782,458
48	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$45,956,776	$35,811,840
Net realized loss	(4,627,660)	(26,934,402)
Change in net unrealized appreciation (depreciation)	39,453,342	(3,476,223)
Increase in net assets resulting from operations	80,782,458	5,401,215
Distributions to shareholders
From earnings
Class A	(3,042,478)	(4,729,634)
Class B1	(6,414)	(136,316)
Class C	(643,345)	(2,280,483)
Class I	(3,210,075)	(2,862,988)
Class R6	(3,506,958)	(110,598)
Class 1	(511,178)	(1,084,098)
Class NAV	(24,702,509)	(28,237,238)
Total distributions	(35,622,957)	(39,441,355)
From fund share transactions	925,360,279	(113,248,087)
Total increase (decrease)	970,519,780	(147,288,227)
Net assets
Beginning of year	779,788,617	927,076,844
End of year	$1,750,308,397	$779,788,617

[1]	Share class was redesignated during the year. Refer to Note 6 for further details.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	49

Financial highlights
CLASS A SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$7.89	$8.28	$8.43	$8.45	$8.48
Net investment income[1]	0.30	0.36	0.40	0.34	0.37
Net realized and unrealized gain (loss) on investments	0.36	(0.36)	(0.16)	—[2]	—
Total from investment operations	0.66	—	0.24	0.34	0.37
Less distributions
From net investment income	(0.25)	(0.39)	(0.39)	(0.36)	(0.40)
Net asset value, end of period	$8.30	$7.89	$8.28	$8.43	$8.45
Total return (%)[3,4]	8.41	0.11	2.96	4.05	4.46
Ratios and supplemental data
Net assets, end of period (in millions)	$118	$89	$109	$117	$138
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.17[5]	1.16	1.13	1.17
Expenses including reductions	1.00	0.99[5]	1.06	1.13	1.16
Net investment income	3.71	4.49	4.77	4.03	4.31
Portfolio turnover (%)	59	81	120	71	66

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Includes reimbursement of legal fees of 0.01%.
50	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$7.92	$8.32	$8.47	$8.49	$8.52
Net investment income[1]	0.25	0.30	0.33	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.34	(0.37)	(0.15)	(0.01)	0.01
Total from investment operations	0.59	(0.07)	0.18	0.27	0.32
Less distributions
From net investment income	(0.18)	(0.33)	(0.33)	(0.29)	(0.35)
Net asset value, end of period	$8.33	$7.92	$8.32	$8.47	$8.49
Total return (%)[2,3]	7.58	(0.74)	2.20	3.28	3.73
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$39	$71	$102	$128
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.92[4]	1.91	1.88	1.88
Expenses including reductions	1.75	1.74[4]	1.81	1.88	1.87
Net investment income	3.00	3.77	3.99	3.29	3.60
Portfolio turnover (%)	59	81	120	71	66

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Includes reimbursement of legal fees of 0.01%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	51

CLASS I SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$7.89	$8.28	$8.43	$8.45	$8.48
Net investment income[1]	0.31	0.38	0.41	0.36	0.39
Net realized and unrealized gain (loss) on investments	0.35	(0.36)	(0.15)	—[2]	0.01
Total from investment operations	0.66	0.02	0.26	0.36	0.40
Less distributions
From net investment income	(0.26)	(0.41)	(0.41)	(0.38)	(0.43)
Net asset value, end of period	$8.29	$7.89	$8.28	$8.43	$8.45
Total return (%)[3]	8.52	0.34	3.19	4.31	4.78
Ratios and supplemental data
Net assets, end of period (in millions)	$252	$49	$66	$152	$166
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.92[4]	0.92	0.89	0.87
Expenses including reductions	0.77	0.76[4]	0.83	0.88	0.85
Net investment income	3.84	4.72	4.94	4.29	4.57
Portfolio turnover (%)	59	81	120	71	66

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Includes reimbursement of legal fees of 0.01%.
52	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$7.89	$8.29	$8.43	$8.45	$8.48
Net investment income[1]	0.32	0.39	0.42	0.37	0.40
Net realized and unrealized gain (loss) on investments	0.36	(0.37)	(0.14)	—[2]	0.01
Total from investment operations	0.68	0.02	0.28	0.37	0.41
Less distributions
From net investment income	(0.27)	(0.42)	(0.42)	(0.39)	(0.44)
Net asset value, end of period	$8.30	$7.89	$8.29	$8.43	$8.45
Total return (%)[3]	8.77	0.33	3.44	4.41	4.88
Ratios and supplemental data
Net assets, end of period (in millions)	$342	$2	$3	$6	$—[4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.81[5]	0.81	0.79	0.77
Expenses including reductions	0.66	0.65[5]	0.71	0.78	0.76
Net investment income	3.93	4.88	5.06	4.45	4.66
Portfolio turnover (%)	59	81	120	71	66

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Includes reimbursement of legal fees of 0.01%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	53

CLASS 1 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$7.88	$8.28	$8.42	$8.44	$8.47
Net investment income[1]	0.33	0.38	0.42	0.37	0.40
Net realized and unrealized gain (loss) on investments	0.35	(0.36)	(0.14)	(0.01)	—
Total from investment operations	0.68	0.02	0.28	0.36	0.40
Less distributions
From net investment income	(0.27)	(0.42)	(0.42)	(0.38)	(0.43)
Net asset value, end of period	$8.29	$7.88	$8.28	$8.42	$8.44
Total return (%)[2]	8.74	0.29	3.39	4.37	4.84
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$16	$27	$30	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.85[3]	0.84	0.83	0.81
Expenses including reductions	0.70	0.69[3]	0.75	0.82	0.80
Net investment income	4.04	4.82	5.07	4.36	4.63
Portfolio turnover (%)	59	81	120	71	66

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes reimbursement of legal fees of 0.01%.
54	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$7.89	$8.29	$8.44	$8.45	$8.48
Net investment income[1]	0.33	0.38	0.42	0.37	0.40
Net realized and unrealized gain (loss) on investments	0.35	(0.36)	(0.15)	0.01	0.01
Total from investment operations	0.68	0.02	0.27	0.38	0.41
Less distributions
From net investment income	(0.27)	(0.42)	(0.42)	(0.39)	(0.44)
Net asset value, end of period	$8.30	$7.89	$8.29	$8.44	$8.45
Total return (%)[2]	8.78	0.34	3.32	4.55	4.89
Ratios and supplemental data
Net assets, end of period (in millions)	$1,001	$583	$648	$865	$1,202
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.80[3]	0.79	0.78	0.76
Expenses including reductions	0.66	0.65[3]	0.71	0.77	0.75
Net investment income	4.03	4.80	5.08	4.41	4.71
Portfolio turnover (%)	59	81	120	71	66

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes reimbursement of legal fees of 0.01%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	55

Notes to financial statements
Note 1—Organization
John Hancock Floating Rate Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair
56	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Term loans	$1,513,077,893	—	$1,512,258,341	$819,552
Corporate bonds	185,717,207	—	185,717,207	—
Asset backed securities	32,794,478	—	32,794,478	—
Common stocks	7,970,761	—	7,653,236	317,525
Exchange-traded funds	29,179,678	$29,179,678	—	—
Short-term investments	67,107,217	67,107,217	—	—
Total investments in securities	$1,835,847,234	$96,286,895	$1,738,423,262	$1,137,077
Derivatives:
Assets
Forward foreign currency contracts	$866,941	—	$866,941	—
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	57

depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At August 31, 2021, the fund had $6,512,998 in unfunded loan commitments outstanding.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of August 31, 2021, the fund loaned securities valued at $18,985,770 and received $19,430,992 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized
58	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $400 million ($250 million is dedicated to the fund), subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $300 million. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset-based allocations and amortized over 365 days through June 24, 2021. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Interest expense on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees, including upfront fees of $76,247, for the year ended August 31, 2021, were $360,370.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2021, the fund has a short-term capital loss carryforward of $36,536,023 and a long-term capital loss carryforward of $319,445,305 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	59

The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$35,622,957	$39,441,355
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $12,967,329 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the
60	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2021, the fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging $65.7 million to $142.8 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	$866,941	—
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Currency	$(3,102,167)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$5,009,349
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	61

Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.680% of the first $1.10 billion of the fund’s average daily net assets; (b) 0.630% of the next $1.90 billion of the fund’s average daily net assets; (c) 0.605% of the next $1.50 billion of the fund’s average daily net assets; (d) 0.590% of the next $1.50 billion of the fund’s average daily net assets and (e) 0.570% of the fund’s average daily net assets in excess of $6.00 billion. The Advisor has a subadvisory agreement with BCSF Advisors, LP (Bain Capital Credit). The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.66% of average net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding 12b-1 fees, service fee, transfer agent fee, interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of business, and all other Class Level Expenses. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of Class A, Class B, Class C, Class I, Class R6, Class 1 and Class NAV shares exceed 1.00%, 1.75%, 1.75%, 0.77%, 0.66%, 0.70% and 0.66%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, “expenses of Class A, Class B, Class C, Class I, Class R6, Class 1 and Class NAV shares” means all expenses of the fund plus class specific expenses, excluding interest expense, acquired fund fees, short dividend expense, litigation and indemnification expenses, taxes and other extraordinary expenses not incurred in the ordinary course of business. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the fund and the Advisor based upon determination that this is appropriate under the circumstances at that time.
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For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$127,714
Class B	335
Class C	35,113
Class I	104,639
Class	Expense reduction
Class R6	$116,659
Class 1	17,197
Class NAV	745,519
Total	$1,147,176

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.57% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class 1	0.05%
Class B was redesignated during the period. Refer to Note 6 for further details.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $78,728 for the year ended August 31, 2021. Of this amount, $16,310 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $62,418 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within one year of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, CDSCs received by the Distributor amounted to $48,619 and $1,315 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition,
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	63

Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$256,872	$118,276
Class B	2,187	229
Class C	273,266	31,454
Class I	—	131,881
Class R6	—	12,379
Class 1	7,691	—
Total	$540,016	$294,219
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,859,380	$56,094,739	3,491,651	$27,784,410
Distributions reinvested	343,695	2,804,607	559,074	4,433,509
Repurchased	(4,218,044)	(34,506,914)	(5,933,098)	(46,722,649)
Net increase (decrease)	2,985,031	$24,392,432	(1,882,373)	$(14,504,730)
Class B shares
Sold	45	$354	978	$7,761
Distributions reinvested	503	3,982	15,354	122,476
Repurchased	(239,238)	(1,903,818)	(329,442)	(2,611,589)
Net decrease	(238,690)	$(1,899,482)	(313,110)	$(2,481,352)
Class C shares
Sold	370,023	$3,065,141	169,972	$1,384,517
Distributions reinvested	77,706	633,059	263,617	2,104,192
Repurchased	(2,810,979)	(22,872,097)	(3,977,415)	(31,493,230)
Net decrease	(2,363,250)	$(19,173,897)	(3,543,826)	$(28,004,521)
64	JOHN HANCOCK Floating Rate Income Fund | ANNUAL REPORT

	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class I shares
Sold	28,912,821	$238,039,224	3,104,591	$24,247,908
Distributions reinvested	380,816	3,126,902	345,976	2,746,502
Repurchased	(5,081,504)	(41,389,729)	(5,174,641)	(40,552,509)
Net increase (decrease)	24,212,133	$199,776,397	(1,724,074)	$(13,558,099)
Class R6 shares
Sold	42,926,197	$353,304,450	45,202	$359,918
Distributions reinvested	418,380	3,464,169	13,895	110,598
Repurchased	(2,348,101)	(19,008,996)	(234,624)	(1,865,442)
Net increase (decrease)	40,996,476	$337,759,623	(175,527)	$(1,394,926)
Class 1 shares
Sold	961,072	$7,863,511	515,103	$3,991,150
Distributions reinvested	62,794	511,178	136,543	1,084,098
Repurchased	(1,224,731)	(9,968,715)	(1,784,909)	(13,847,295)
Net decrease	(200,865)	$(1,594,026)	(1,133,263)	$(8,772,047)
Class NAV shares
Sold	46,644,623	$384,523,749	12,819,970	$97,112,499
Distributions reinvested	3,020,730	24,702,509	3,562,889	28,237,238
Repurchased	(2,882,076)	(23,127,026)	(20,688,357)	(169,882,149)
Net increase (decrease)	46,783,277	$386,099,232	(4,305,498)	$(44,532,412)
Total net increase (decrease)	112,174,112	$925,360,279	(13,077,671)	$(113,248,087)
Affiliates of the fund owned 100% of shares of Class 1 and Class NAV on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
On June 25, 2020, the Board of Trustees approved redesignations of certain share classes. As a result of the redesignations, Class B was terminated, and shareholders in this class became shareholders of the respective class identified below, with the same or lower total net expenses. The following amount is included in the amount repurchased of the terminated class and the amount sold of the redesignated class.
Redesignation	Effective date	Amount
Class B shares as Class A shares	October 14, 2020	$1,780,295
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,654,093,757 and $695,091,049, respectively, for the year ended August 31, 2021.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	65

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At August 31, 2021, funds within the John Hancock group of funds complex held 57.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
JHF II Multimanager Lifestyle Balanced Portfolio	21.4%
JHF II Multimanager Lifestyle Growth Portfolio	12.5%
JHF II Multimanager Lifestyle Conservative Portfolio	9.8%
JHF II Multimanager Lifestyle Moderate Portfolio	9.0%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	1,942,482	—	$115,990,980	$(96,559,948)	$4,188	$3,392	$10,381	—	$19,438,612

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined.
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Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Floating Rate Income Fund	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Floating Rate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Floating Rate Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 22, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	69

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Bain Capital Credit (the Subadvisor), for John Hancock Floating Rate Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board also noted that the fund outperformed its peer group median for the one-, three- and five-year periods and underperformed for the ten-year period ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including its favorable performance relative to the peer group median for the one-, three- and five-year periods. The Board also took into account management’s discussion of the factors that contributed to the fund’s performance relative to the benchmark index. The Board also noted that the fund’s longer term performance in part reflects that of the previous subadvisor. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are lower than the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board also noted recent actions taken to reduce the fund’s fees and expenses and that the fund’s lower fees and expenses were not fully reflected in the comparative information provided by the independent third-party. The Board also took into account management’s discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
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Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
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present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the subadvisory fees for the fund are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Floating Rate Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, BCSF Advisors, LP (“Bain Capital Credit”) (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
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More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
BCSF Advisors, LP (“Bain Capital Credit”)
Portfolio Managers
Andrew Carlino
Kim Harris
Nate Whittier
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK FLOATING RATE INCOME FUND	83

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Floating Rate Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1822990	328A 8/21
10/2021

Annual report
John Hancock
Opportunistic Fixed Income Fund
Fixed income
August 31, 2021

A message to shareholders
Dear shareholder,
While equities delivered strong gains during the 12 months ended August 31, 2021, bond market performance was mixed. Interest-rate-sensitive segments—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and signals from the U.S. Federal Reserve that interest rates could rise as it begins to moderate the pace of asset purchases. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors’ heightened demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Opportunistic Fixed Income Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
39	Financial statements
43	Financial highlights
48	Notes to financial statements
62	Report of independent registered public accounting firm
63	Tax information
64	Evaluation of advisory and subadvisory agreements by the Board of Trustees
71	Statement regarding liquidity risk management
73	Trustees and Officers
77	More information
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/2021 (%)

The Bloomberg Global Aggregate Bond USD Hedged Index, formerly known as Bloomberg Barclays Global Aggregate Bond USD Hedged Index, measures performance of global investment grade debt from twenty-four local currency markets from both developed and emerging markets issuers.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
1Class A shares were first offered on 6-4-21. Returns prior to this date are those of Class 1 shares and have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The global bond markets saw a turbulent period
The markets started the period strong, but higher inflation led central banks to consider tightening monetary policy, causing yield curves to flatten.
The fund outperformed its benchmark
The fund saw strong performance in several investment categories, especially high-yield bonds, which benefited from stimulative economic policies.
Currency positioning was a detractor
The fund’s opportunistic currencies positioning underperformed for the period.
PORTFOLIO COMPOSITION AS OF 8/31/2021 (% of total investments)

ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	3

QUALITY COMPOSITION AS OF 8/31/2021 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 8-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Manager’s discussion of fund performance
How did the global bond market perform during the 12 months ended August 31, 2021?
In the first half of the period, yields on sovereign debt rose sharply, reflecting an improving growth outlook and reconfirmed expectations that policymakers would continue to provide substantial economic support. However, yield curves flattened, as higher inflation led central banks to consider tightening monetary policy to help reassure investors who might have believed policymakers were paying insufficient attention to building inflationary pressures.
Throughout the period, global economies continued to reopen and recover, benefiting from COVID-19 vaccinations. Late in the period, investors saw divergent approaches from global central banks, rather than the synchronized approach to monetary policy they seemed to follow earlier in the pandemic. Most notably, the U.S. Federal Reserve signaled its intention to taper asset purchases by the end of 2021.
How did the fund perform?
The fund outperformed its benchmark, the Bloomberg Global Aggregate Bond USD Hedged Index. The fund focuses on noncore sectors of the global fixed-income markets, divided into a number of themes. Within the fund’s activist government theme, the top performance came from developed-market inflation-linked bonds.
COUNTRY COMPOSITION AS OF 8/31/2021 (% of total investments)
United States	54.7
South Korea	6.4
Japan	4.5
Germany	2.9
Canada	2.8
Brazil	2.7
Russia	2.4
Norway	2.3
Mexico	2.2
Israel	1.9
Other countries	17.2
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	5

Within the fund’s tactical theme, the credit-overlay strategy and exposure to bank loans made strong contributions, benefiting from tighter spreads along with enhanced vaccine distribution and improved credit fundamentals. In emerging-market opportunities, exposure to emerging-market sovereign debt added value. As the period progressed, emerging markets rebounded along with rising commodity prices and global trade.
The fund employed derivatives through interest-rate and credit-default swaps, bond futures, and currency forwards. These moves were made as an efficient, lower-transaction-cost approach to reposition the portfolio’s sector, country, and currency exposure. In all, these derivative positions contributed to the fund’s performance this period.
Within the fund’s market-neutral strategies, opportunistic currencies positioning detracted from performance.
How was the fund positioned at period end?
We positioned the fund to potentially benefit from what we see as a new era of higher, but more volatile, economic growth, accompanied by increased, more persistent inflation and driven by forces unique to the present business cycle.
MANAGED BY

Brian M. Garvey

Brij S. Khurana

The views expressed in this report are exclusively those of Brian M. Garvey and Brij S. Khurana, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-2.40	2.44	2.32	12.79	25.75
Class C1	1.64	3.46	2.83	18.57	32.20
Class I1,2	2.84	3.51	2.85	18.83	32.49
Class R6[1,2]	2.91	3.53	2.86	18.91	32.58
Class 1[2]	2.84	3.51	2.85	18.83	32.49
Index 1†	0.76	3.09	3.73	16.42	44.28
Index 2†	0.52	2.47	1.81	12.98	19.63
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6 and Class 1 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until December 31, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class 1
Gross (%)	1.98	2.73	1.73	1.61	1.65
Net (%)	1.29	2.04	1.04	0.92	0.96
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  †Index 1 is the Bloomberg Global Aggregate Bond USD Hedged Index; Index 2 is the Bloomberg Global Aggregate Bond Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Opportunistic Fixed Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C1,3	8-31-11	13,220	13,220	14,428	11,963
Class I1,2	8-31-11	13,249	13,249	14,428	11,963
Class R6[1,2]	8-31-11	13,258	13,258	14,428	11,963
Class 1[2]	8-31-11	13,249	13,249	14,428	11,963
The Bloomberg Global Aggregate Bond USD Hedged Index, formerly known as Bloomberg Barclays Global Aggregate Bond USD Hedged Index, measures performance of global investment grade debt from twenty-four local currency markets from both developed and emerging markets issuers.
The Bloomberg Global Aggregate Bond Index, formerly known as Bloomberg Barclays Global Aggregate Bond Index, measures performance of global investment grade debt from both developed and emerging markets issuers.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, and Class R6 shares were first offered on 6-4-21. Returns prior to this date are those of Class 1 shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at August 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on March 1, 2021, with the same investment held until August 31, 2021. Look in any other fund shareholder report
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	9

to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 3-1-2021	Ending value on 8-31-2021	Expenses paid during period ended 8-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns[2]	$1,000.00	$1,020.20	$2.73	1.16%
	Hypothetical example	1,000.00	1,019.40	5.90	1.16%
Class C	Actual expenses/actual returns[2]	1,000.00	1,018.70	4.49	1.91%
	Hypothetical example	1,000.00	1,015.60	9.70	1.91%
Class I	Actual expenses/actual returns[2]	1,000.00	1,020.90	2.14	0.91%
	Hypothetical example	1,000.00	1,020.60	4.63	0.91%
Class R6	Actual expenses/actual returns[2]	1,000.00	1,021.70	1.91	0.81%
	Hypothetical example	1,000.00	1,021.10	4.13	0.81%
Class 1	Actual expenses/actual returns	1,000.00	1,020.90	4.33	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	The inception date for Class A, Class C, Class I, and Class R6 shares is 6-4-21. Actual Expenses are equal to the class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 89/365 (to reflect the period).
10	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 8-31-21
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 17.2%					$14,947,833
(Cost $14,724,814)
U.S. Government 10.1%					8,813,369
U.S. Treasury
Note	1.625	05-15-31		4,680,000	4,825,519
Treasury Inflation Protected Security	0.125	04-15-26		1,532,851	1,674,580
Treasury Inflation Protected Security (A)	0.125	02-15-51		1,669,216	1,891,104
Treasury Inflation Protected Security (A)	0.250	02-15-50		274,685	319,167
Treasury Inflation Protected Security	0.750	02-15-45		34,604	43,641
Treasury Inflation Protected Security (A)	0.875	02-15-47		45,008	59,358
U.S. Government Agency 7.1%					6,134,464
Federal National Mortgage Association
30 Yr Pass Thru (B)	2.000	TBA		4,062,000	4,119,853

30 Yr Pass Thru (B)	2.000	TBA		1,990,000	2,014,611
Foreign government obligations 46.7%					$40,512,591
(Cost $41,283,900)
Argentina 0.1%					83,325
Republic of Argentina
Bond	1.000	07-09-29		7,467	3,057
Bond (1.125% to 7-9-22, then 1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter)	1.125	07-09-35		229,987	80,268
Australia 0.7%					638,455
Commonwealth of Australia
Bond	3.000	03-21-47	AUD	725,000	638,455
Brazil 2.9%					2,540,890
Federative Republic of Brazil
Note	6.000	05-15-55	BRL	716,000	602,331
Note	10.000	01-01-25	BRL	1,601,000	318,775
Note	10.000	01-01-29	BRL	8,303,000	1,619,784
Bulgaria 0.3%					270,952
Republic of Bulgaria
Bond	1.375	09-23-50	EUR	230,000	270,952
Canada 2.8%					2,470,098
Government of Canada
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	11

	Rate (%)	Maturity date		Par value^	Value
Canada (continued)
Bond	0.500	12-01-50	CAD	522,178	$456,941
Bond	1.500	12-01-44	CAD	195,691	203,215
Bond	3.000	12-01-36	CAD	411,840	484,800
Bond	4.000	12-01-31	CAD	1,129,456	1,325,142
Chile 1.9%					1,680,726
Republic of Chile
Bond	1.900	09-01-30	CLP	898,052,400	1,215,747
Bond	5.000	03-01-35	CLP	65,000,000	85,836
CPI Linked Bond	1.250	01-22-51	EUR	350,000	379,143
Colombia 0.4%					365,906
Republic of Colombia
Bond	3.875	03-22-26	EUR	145,000	190,042
Bond	6.000	04-28-28	COP	685,100,000	175,864
Croatia 0.1%					126,504
Republic of Croatia
Bond	1.500	06-17-31	EUR	100,000	126,504
Czech Republic 0.2%					164,999
Czech Republic
Bond	2.500	08-25-28	CZK	3,400,000	164,999
Egypt 0.2%					198,540
Arab Republic of Egypt
Bond	7.903	02-21-48		200,000	198,540
Germany 3.1%					2,728,032
Federal Republic of Germany
Inflation Linked Bond	0.100	04-15-26	EUR	1,995,725	2,602,014
Inflation Linked Bond	0.500	04-15-30	EUR	86,531	126,018
Greece 0.4%					366,030
Republic of Greece
GDP-Linked Note (C)	4.484*	10-15-42	EUR	119,230,000	366,030
Hungary 1.0%					839,018
Republic of Hungary
Bond	1.625	04-28-32	EUR	110,000	140,105
Bond	1.750	06-05-35	EUR	430,000	548,253
Bond	2.750	12-22-26	HUF	43,870,000	150,660
Iceland 2.0%					1,700,439
The Republic of Iceland
Bond	5.000	11-15-28	ISK	195,110,000	1,700,439
Indonesia 1.4%					1,189,885
Republic of Indonesia
Bond	9.000	03-15-29	IDR	4,565,000,000	377,664
Inflation Linked Bond	1.400	10-30-31	EUR	670,000	812,221
12	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Israel 2.1%					$1,790,517
State of Israel
Bond	3.750	03-31-47	ILS	3,745,000	1,556,233
CPI Linked Bond	0.500	11-30-51	ILS	720,000	234,284
Ivory Coast 0.1%					120,310
Republic of Ivory Coast
Bond	4.875	01-30-32	EUR	100,000	120,310
Japan 5.0%					4,326,166
Government of Japan
CPI Linked Bond	0.100	03-10-28	JPY	229,355,103	2,137,715
CPI Linked Bond	0.100	03-10-29	JPY	234,090,864	2,188,451
Macedonia 0.2%					187,332
Republic of Macedonia
Bond	2.750	01-18-25	EUR	150,000	187,332
Malaysia 0.3%					298,795
Government of Malaysia
Inflation Linked Bond	3.899	11-16-27	MYR	1,180,000	298,795
Mexico 2.4%					2,069,193
Government of Mexico
Bond	2.125	10-25-51	EUR	300,000	307,319
Bond	4.000	11-15-40	MXN	11,766,769	641,659
Bond	7.500	06-03-27	MXN	6,751,300	348,635
Bond	8.000	11-07-47	MXN	11,012,100	570,634
Inflation Linked Bond	3.625	04-09-29	EUR	145,000	200,946
Morocco 0.9%					806,584
Kingdom of Morocco
Bond	1.500	11-27-31	EUR	620,000	689,254
Bond	2.000	09-30-30	EUR	100,000	117,330
New Zealand 2.0%					1,762,643
Government of New Zealand
Inflation Linked Bond	1.500	05-15-31	NZD	145,000	99,884
Inflation Linked Bond	2.711	09-20-40	NZD	380,000	375,763
Inflation Linked Bond	2.739	09-20-35	NZD	210,000	210,522
Inflation Linked Bond	3.338	09-20-30	NZD	1,075,000	1,076,474
Norway 2.5%					2,184,877
Kingdom of Norway
Bond (D)	1.375	08-19-30	NOK	8,860,000	1,028,666
Bond (D)	1.750	09-06-29	NOK	9,670,000	1,156,211
Panama 0.3%					228,632
Republic of Panama
Bond	4.500	04-01-56		200,000	228,632
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Peru 0.1%					$75,176
Republic of Peru
Bond	6.950	08-12-31	PEN	290,000	75,176
Philippines 0.5%					395,514
Republic of the Philippines
Bond	1.750	04-28-41	EUR	330,000	395,514
Poland 0.4%					335,774
Republic of Poland
Bond	2.500	07-25-26	PLN	1,210,000	335,774
Romania 1.0%					829,557
Republic of Romania
Bond (D)	2.625	12-02-40	EUR	120,000	139,590
Bond (D)	2.750	04-14-41	EUR	360,000	419,764
Bond	3.875	10-29-35	EUR	110,000	152,035
Bond	4.750	02-24-25	RON	470,000	118,168
Russia 2.6%					2,247,633
Government of Russia
Bond	5.900	03-12-31	RUB	57,470,000	732,946
Bond	6.900	05-23-29	RUB	71,950,000	987,275
Bond	7.050	01-19-28	RUB	3,775,000	52,335
Bond	8.150	02-03-27	RUB	13,990,000	202,571
Inflation Linked Bond	7.650	04-10-30	RUB	18,970,000	272,506
Saudi Arabia 0.7%					569,208
Kingdom of Saudi Arabia
CPI Linked Bond (D)	2.250	02-02-33		200,000	197,038
Inflation Linked Bond	2.000	07-09-39	EUR	300,000	372,170
Serbia 0.2%					128,531
Republic of Serbia
Bond	1.650	03-03-33	EUR	110,000	128,531
South Africa 0.4%					304,906
Republic of South Africa
Bond	7.000	02-28-31	ZAR	5,110,000	304,906
South Korea 7.0%					6,067,521
Republic of Korea
Bond	1.375	12-10-29	KRW	5,440,840,000	4,507,302
Bond	1.375	06-10-30	KRW	265,560,000	218,575
Inflation Linked Bond	1.125	06-10-30	KRW	1,175,553,328	1,044,283
Inflation Linked Bond	1.750	06-10-28	KRW	322,406,444	297,361
Thailand 0.4%					336,736
Kingdom of Thailand
Bond	2.875	12-17-28	THB	9,730,000	336,736
14	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Turkey 0.1%					$79,524
Republic of Turkey
Bond	9.000	07-24-24	TRY	810,000	79,524
Uruguay 0.0%					3,663
Republic of Uruguay

Bond	8.500	03-15-28	UYU	150,000	3,663
Corporate bonds 8.2%					$7,125,592
(Cost $6,922,153)
Canada 0.1%					64,969
goeasy, Ltd. (D)	4.375	05-01-26		63,000	64,969
Cayman Islands 0.0%					28,313
Spirit Loyalty Cayman, Ltd. (D)	8.000	09-20-25		25,000	28,313
Finland 0.3%					265,048
Nokia OYJ	6.625	05-15-39		190,012	265,048
Luxembourg 0.1%					94,595
Codere Finance 2 Luxembourg SA (4.500% Cash and 6.250% PIK)	10.750	11-01-23	EUR	113,438	94,595
United Kingdom 0.1%					60,596
British Airways 2021-1 Class A Pass Through Trust (D)	2.900	03-15-35		60,000	60,596
United States 7.6%					6,612,071
Acrisure LLC (D)	6.000	08-01-29		32,000	31,520
Acrisure LLC (D)	7.000	11-15-25		61,000	62,144
Alliant Holdings Intermediate LLC (D)	6.750	10-15-27		60,000	62,400
Altria Group, Inc.	3.125	06-15-31	EUR	170,000	233,550
Ambience Merger Sub, Inc. (D)	7.125	07-15-29		63,000	63,079
American Airlines, Inc. (D)	5.750	04-20-29		50,000	53,993
AmWINS Group, Inc. (D)	4.875	06-30-29		30,000	30,488
Antero Midstream Partners LP (D)	5.375	06-15-29		43,000	44,020
Antero Resources Corp. (D)	8.375	07-15-26		25,000	28,313
Apache Corp.	4.375	10-15-28		11,000	11,869
APX Group, Inc. (D)	5.750	07-15-29		18,000	18,045
Aramark Services, Inc. (D)	6.375	05-01-25		80,000	84,684
Arches Buyer, Inc. (D)	6.125	12-01-28		85,000	87,731
AssuredPartners, Inc. (D)	5.625	01-15-29		33,000	33,214
Bath & Body Works, Inc.	7.500	06-15-29		27,000	31,354
Bausch Health Companies, Inc. (D)	4.875	06-01-28		30,000	30,825
Bausch Health Companies, Inc. (D)	5.000	01-30-28		33,000	31,474
BCPE Ulysses Intermediate, Inc. (7.750% Cash or 8.500% PIK) (D)	7.750	04-01-27		42,000	41,588
Black Knight InfoServ LLC (D)	3.625	09-01-28		140,000	141,750
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	15

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Blue Racer Midstream LLC (D)	7.625	12-15-25	30,000	$32,438
Boyd Gaming Corp. (D)	8.625	06-01-25	65,000	70,512
Broadcom, Inc.	4.300	11-15-32	75,000	85,830
Builders FirstSource, Inc. (D)	5.000	03-01-30	94,000	100,580
Caesars Entertainment, Inc. (D)	8.125	07-01-27	65,000	71,845
Carnival Corp. (D)	7.625	03-01-26	50,000	53,130
Carnival Corp. (D)	11.500	04-01-23	15,000	16,842
CCO Holdings LLC (D)	5.375	06-01-29	79,000	86,308
Citigroup, Inc. (4.700% to 1-30-25, then SOFR + 3.234%) (E)	4.700	01-30-25	79,000	82,437
Community Health Systems, Inc. (D)	4.750	02-15-31	30,000	30,603
Community Health Systems, Inc. (D)	6.000	01-15-29	30,000	31,988
Compass Group Diversified Holdings LLC (D)	5.250	04-15-29	83,000	86,884
Consolidated Communications, Inc. (D)	6.500	10-01-28	79,000	86,406
Dave & Buster’s, Inc. (D)	7.625	11-01-25	25,000	26,500
Diamondback Energy, Inc.	4.750	05-31-25	5,000	5,598
DISH DBS Corp.	5.125	06-01-29	45,000	44,774
Enact Holdings, Inc. (D)	6.500	08-15-25	78,000	84,240
EnLink Midstream LLC (D)	5.625	01-15-28	62,000	64,790
FirstCash, Inc. (D)	4.625	09-01-28	173,000	179,904
Flex, Ltd.	4.875	05-12-30	60,000	69,828
Freedom Mortgage Corp. (D)	7.625	05-01-26	85,000	85,219
Frontier Communications Holdings LLC (D)	5.875	10-15-27	30,000	32,069
Frontier Communications Holdings LLC (D)	6.750	05-01-29	110,000	117,722
Genworth Holdings, Inc.	6.500	06-15-34	30,000	30,375
Gray Oak Pipeline LLC (D)	3.450	10-15-27	60,000	63,692
Hawaiian Brand Intellectual Property, Ltd. (D)	5.750	01-20-26	83,000	87,410
Hightower Holding LLC (D)	6.750	04-15-29	84,000	86,310
Home Point Capital, Inc. (D)	5.000	02-01-26	155,000	134,075
HUB International, Ltd. (D)	7.000	05-01-26	60,000	62,076
JPMorgan Chase & Co. (4.600% to 2-1-25, then SOFR + 3.125%) (E)	4.600	02-01-25	100,000	104,070
Ladder Capital Finance Holdings LLLP (D)	4.250	02-01-27	88,000	88,440
LBM Acquisition LLC (D)	6.250	01-15-29	43,000	43,247
LD Holdings Group LLC (D)	6.500	11-01-25	30,000	30,600
Lennar Corp.	4.750	11-29-27	60,000	69,823
LGI Homes, Inc. (D)	4.000	07-15-29	86,000	86,432
M/I Homes, Inc. (D)	3.950	02-15-30	65,000	65,684
M/I Homes, Inc.	4.950	02-01-28	30,000	31,425
Macy’s Retail Holdings LLC (D)	5.875	04-01-29	58,000	63,371
16	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Matador Resources Company	5.875	09-15-26	85,000	$85,502
MGIC Investment Corp.	5.250	08-15-28	15,000	16,077
Mileage Plus Holdings LLC (D)	6.500	06-20-27	30,000	32,591
MSCI, Inc. (D)	3.875	02-15-31	70,000	74,725
NMI Holdings, Inc. (D)	7.375	06-01-25	25,000	28,281
Novelis Corp. (D)	4.750	01-30-30	61,000	64,965
Occidental Petroleum Corp.	3.000	02-15-27	45,000	45,113
Occidental Petroleum Corp.	4.400	08-15-49	35,000	35,273
Par Pharmaceutical, Inc. (D)	7.500	04-01-27	30,000	30,375
PDC Energy, Inc.	5.750	05-15-26	100,000	103,835
Penn National Gaming, Inc. (D)	4.125	07-01-29	63,000	62,921
PennyMac Financial Services, Inc. (D)	4.250	02-15-29	80,000	77,000
Post Holdings, Inc. (D)	4.625	04-15-30	70,000	71,475
Post Holdings, Inc. (D)	5.625	01-15-28	83,000	87,358
Presidio Holdings, Inc. (D)	8.250	02-01-28	140,000	151,872
Range Resources Corp. (D)	8.250	01-15-29	25,000	27,752
Reynolds American, Inc.	5.850	08-15-45	130,000	160,782
Royal Caribbean Cruises, Ltd. (D)	5.500	08-31-26	45,000	45,619
Scripps Escrow II, Inc. (D)	5.375	01-15-31	45,000	44,538
Signal Parent, Inc. (D)	6.125	04-01-29	44,000	42,460
Specialty Building Products Holdings LLC (D)	6.375	09-30-26	81,000	85,253
Spirit AeroSystems, Inc. (D)	5.500	01-15-25	30,000	31,388
SRM Escrow Issuer LLC (D)	6.000	11-01-28	81,000	85,860
SRS Distribution, Inc. (D)	6.125	07-01-29	72,000	74,700
STL Holding Company LLC (D)	7.500	02-15-26	45,000	47,700
Sysco Corp.	6.600	04-01-40	50,000	74,682
Sysco Corp.	6.600	04-01-50	10,000	16,005
Targa Resources Partners LP	5.375	02-01-27	42,000	43,523
Terex Corp. (D)	5.000	05-15-29	102,000	107,228
The Dun & Bradstreet Corp. (D)	10.250	02-15-27	39,000	42,315
The Michaels Companies, Inc. (D)	7.875	05-01-29	83,000	85,527
The William Carter Company (D)	5.625	03-15-27	84,000	87,780
TopBuild Corp. (D)	3.625	03-15-29	20,000	20,020
TransDigm, Inc. (D)	6.250	03-15-26	80,000	84,000
United Natural Foods, Inc. (D)	6.750	10-15-28	79,000	85,320
United States Steel Corp.	6.875	03-01-29	80,000	87,400
United Wholesale Mortgage LLC (D)	5.500	11-15-25	30,000	30,750
United Wholesale Mortgage LLC (D)	5.500	04-15-29	80,000	78,400
Victoria’s Secret & Company (D)	4.625	07-15-29	86,000	86,128
Victors Merger Corp. (D)	6.375	05-15-29	86,000	85,355
Viper Energy Partners LP (D)	5.375	11-01-27	140,000	146,846
Wabtec Corp.	3.200	06-15-25	20,000	21,332
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	17

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (E)	5.875	06-15-25	51,000	$57,431

Yum! Brands, Inc. (D)	7.750	04-01-25	40,000	43,096
Convertible bonds 1.0%				$888,059
(Cost $856,064)
Canada 0.1%				89,225
IMAX Corp. (D)	0.500	04-01-26	100,000	89,225
China 0.1%				124,500
NIO, Inc. (D)	0.500	02-01-27	150,000	124,500
Israel 0.0%				12,861
SolarEdge Technologies, Inc., Zero Coupon (D)	0.000	09-15-25	10,000	12,861
United States 0.8%				661,473
Bandwidth, Inc.	0.250	03-01-26	12,000	15,540
Bloomin’ Brands, Inc.	5.000	05-01-25	4,000	9,575
Cracker Barrel Old Country Store, Inc. (D)	0.625	06-15-26	90,000	92,212
DraftKings, Inc. (D)(F)	0.650	03-15-28	10,000	9,579
Etsy, Inc.	0.125	10-01-26	5,000	12,543
FTI Consulting, Inc.	2.000	08-15-23	10,000	14,397
JetBlue Airways Corp. (D)	0.500	04-01-26	10,000	9,831
John Bean Technologies Corp. (D)	0.250	05-15-26	17,000	18,161
MicroStrategy, Inc. (D)(F)	4.282	02-15-27	50,000	39,637
NuVasive, Inc.	0.375	03-15-25	30,000	29,226
Pebblebrook Hotel Trust	1.750	12-15-26	99,000	109,421
Penn National Gaming, Inc.	2.750	05-15-26	4,000	14,194
Pioneer Natural Resources Company	0.250	05-15-25	30,000	44,754
Royal Caribbean Cruises, Ltd.	4.250	06-15-23	40,000	53,850
Southwest Airlines Company	1.250	05-01-25	7,000	10,203
Splunk, Inc.	1.125	06-15-27	20,000	19,938
Square, Inc.	0.125	03-01-25	10,000	22,444
The Middleby Corp. (D)	1.000	09-01-25	48,000	72,429
Uber Technologies, Inc. (D)(F)	1.613	12-15-25	18,000	16,789

Workday, Inc.	0.250	10-01-22	25,000	46,750
Municipal bonds 1.6%				$1,354,138
(Cost $1,273,816)
Chicago Transit Authority (Illinois)	3.552	12-01-34	95,000	107,929

Chicago Transit Authority (Illinois)	3.912	12-01-40	10,000	11,743
Chicago Transit Authority, Series A (Illinois)	6.899	12-01-40	10,000	14,468
18	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

City & County of Denver Company Airport System Revenue (Colorado)	2.717	11-15-34	20,000	$21,100
City & County of Denver Company Airport System Revenue (Colorado)	2.867	11-15-37	15,000	15,658
City of Austin Airport System Revenue (Texas)	5.000	11-15-32	25,000	32,212
City of Austin Airport System Revenue (Texas)	5.000	11-15-44	60,000	75,123
City of Houston Airport System Revenue (Texas)	2.385	07-01-31	50,000	51,549
City of Tampa (Florida) (F)	2.773	09-01-36	20,000	13,189
Commonwealth of Massachusetts, GO	2.514	07-01-41	130,000	131,984
County of Broward Port Facilities Revenue (Florida)	5.000	09-01-28	30,000	38,397
County of Broward Port Facilities Revenue (Florida)	5.000	09-01-29	20,000	26,240
County of Broward Port Facilities Revenue (Florida)	5.000	09-01-33	20,000	25,761
County of Miami-Dade Aviation Revenue (Florida)	3.270	10-01-41	10,000	10,432
County of Miami-Dade Aviation Revenue (Florida)	4.000	10-01-35	30,000	36,111
Dallas Fort Worth International Airport (Texas)	3.089	11-01-40	30,000	31,196
District of Columbia	3.432	04-01-42	85,000	91,655
Greater Orlando Aviation Authority (Florida)	5.000	10-01-28	35,000	41,024
Iowa Finance Authority	3.250	07-01-50	10,000	10,987
Metropolitan Transportation Authority (New York)	5.000	11-15-29	15,000	19,401
Metropolitan Transportation Authority (New York)	5.000	11-15-50	25,000	30,538
New Jersey Transportation Trust Fund Authority	4.000	06-15-45	10,000	11,615
New York City Transitional Finance Authority	4.000	05-01-45	20,000	23,537
Orange County Convention Center (Florida)	5.000	10-01-31	15,000	17,561
Port Authority of New York & New Jersey	4.000	03-15-30	50,000	59,646
Port Authority of New York & New Jersey	5.000	09-15-33	30,000	37,057
Port of Seattle (Washington)	5.000	10-01-31	30,000	35,594
Port of Seattle (Washington)	5.000	04-01-39	40,000	49,525
San Francisco City & County Airport Commission (California)	2.958	05-01-51	20,000	20,053
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	19

	Rate (%)	Maturity date	Par value^	Value

San Francisco City & County Airport Commission (California)	4.000	05-01-39	15,000	$17,584
San Francisco City & County Airport Commission (California)	5.000	05-01-50	75,000	91,913
State of Hawaii Airports System Revenue	4.000	07-01-35	20,000	23,946
State of Hawaii Airports System Revenue	5.000	07-01-33	70,000	90,982

Triborough Bridge & Tunnel Authority (New York)	5.000	11-15-54	30,000	38,428
Term loans (G) 9.0%				$7,831,656
(Cost $7,767,179)
Canada 0.1%				99,839
Air Canada, 2021 Term Loan B (3 month LIBOR + 3.500%)	4.250	08-11-28	100,000	99,839
Luxembourg 0.2%				199,575
Delta 2 Lux Sarl, 2018 USD Term Loan (1 month LIBOR + 2.500%)	3.500	02-01-24	100,000	99,575
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%)	4.000	05-05-28	100,000	100,000
Netherlands 0.1%				98,411
Telenet Financing USD LLC, 2020 USD Term Loan AR (1 month LIBOR + 2.000%)	2.096	04-30-28	100,000	98,411
United States 8.6%				7,433,831
Acrisure LLC, 2020 Term Loan B (2 month LIBOR + 3.500%)	3.607	02-15-27	98,750	97,208
ADMI Corp., 2021 Term Loan B2 (1 month LIBOR + 3.125%)	3.625	12-23-27	99,750	98,275
AHP Health Partners, Inc., 2021 Term Loan B (H)	TBD	08-04-28	110,000	110,138
APX Group, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	4.000	07-10-28	100,000	99,625
Asurion LLC, 2020 Term Loan B8 (1 month LIBOR + 3.250%)	3.335	12-23-26	98,551	96,596
Asurion LLC, 2021 2nd Lien Term Loan B3 (1 month LIBOR + 5.250%)	5.335	01-31-28	200,000	198,928
Berlin Packaging LLC, 2021 First Lien Term Loan B (H)	TBD	03-11-28	150,000	148,913
Blackhawk Network Holdings, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 3.000%)	3.085	06-15-25	99,743	98,546
Boyd Gaming Corp., Term Loan B3 (1 week LIBOR + 2.250%)	2.332	09-15-23	97,543	97,271
Brand Industrial Services, Inc., 2017 Term Loan (3 month LIBOR + 4.250%)	5.250	06-21-24	99,740	98,341
20	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B (H)	TBD	12-23-24	100,000	$99,102
Caesars Resort Collection LLC, 2020 Term Loan B1 (1 month LIBOR + 4.500%)	4.585	07-21-25	109,175	109,322
Core & Main LP, 2021 Term Loan B (1 month LIBOR + 2.500%)	2.588	07-27-28	248,721	247,097
Crown Finance US, Inc., 2018 USD Term Loan (6 month LIBOR + 2.500%)	3.500	02-28-25	124,613	96,957
Crown Finance US, Inc., 2021 Incremental Term Loan B1 (3 month LIBOR + 8.250%)	9.250	05-23-24	5,411	5,769
Dcert Buyer, Inc., 2019 Term Loan B (1 month LIBOR + 4.000%)	4.085	10-16-26	98,750	98,531
Deerfield Dakota Holding LLC, 2020 USD Term Loan B (1 month LIBOR + 3.750%)	4.750	04-09-27	217,800	217,902
Diamond BC BV, USD Term Loan (1 month LIBOR + 3.000%)	3.085	09-06-24	163,553	162,462
E2open LLC, 2020 Term Loan B (H)	TBD	02-04-28	100,000	99,594
Elanco Animal Health, Inc., Term Loan B (1 month LIBOR + 1.750%)	1.846	08-02-27	96,840	95,093
Flex Acquisition Company, Inc., 2021 Term Loan (3 month LIBOR + 3.500%)	4.000	02-23-28	199,750	198,466
Frontier Communications Holdings LLC, 2021 DIP Term Loan B (1 month LIBOR + 3.750%)	4.500	05-01-28	99,750	99,563
Go Daddy Operating Company LLC, 2021 Term Loan B4 (1 month LIBOR + 2.000%)	2.085	08-10-27	99,000	98,041
Golden Entertainment, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.000%)	3.750	10-21-24	117,925	116,893
Gray Television, Inc., 2018 Term Loan C (1 month LIBOR + 2.500%)	2.596	01-02-26	100,000	99,263
Great Outdoors Group LLC, 2021 Term Loan B (6 month LIBOR + 4.250%)	5.000	03-06-28	114,425	114,806
Harbor Freight Tools USA, Inc., 2021 Term Loan B (1 month LIBOR + 2.750%)	3.250	10-19-27	99,250	98,844
Heartland Dental LLC, 2021 Incremental Term Loan (1 month LIBOR + 4.000%)	4.096	04-30-25	120,000	119,600
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%)	2.875	04-25-25	98,477	97,303
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	21

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
HUB International, Ltd., 2021 Term Loan B (3 month LIBOR + 3.250%)	4.000	04-25-25	98,752	$98,621
Hyland Software, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.250	07-01-24	99,235	99,246
IRB Holding Corp., 2020 4th Amendment Incremental Term Loan (3 month LIBOR + 3.250%)	4.250	12-15-27	99,500	99,376
Mauser Packaging Solutions Holding Company, 2017 Term Loan B (H)	TBD	04-03-24	124,675	121,325
MPH Acquisition Holdings LLC, 2021 Term Loan B (H)	TBD	08-17-28	225,000	223,200
NEP Group, Inc., 2018 1st Lien Term Loan (1 month LIBOR + 3.250%)	3.335	10-20-25	163,568	155,435
Peraton Corp., Term Loan B (1 month LIBOR + 3.750%)	4.500	02-01-28	99,750	99,729
Phoenix Newco, Inc., 2021 1st Lien Term Loan (H)	TBD	08-11-28	135,000	134,933
Prestige Brands, Inc., 2021 Term Loan B5 (H)	TBD	07-03-28	100,000	99,536
Proofpoint, Inc., 1st Lien Term Loan (H)	TBD	06-09-28	100,000	99,361
Quikrete Holdings, Inc., 2016 1st Lien Term Loan (1 month LIBOR + 2.500%)	2.585	02-01-27	98,500	97,282
Quikrete Holdings, Inc., 2021 Term Loan B1 (H)	TBD	02-21-28	125,000	123,926
Savage Enterprises LLC, 2021 Term Loan B (H)	TBD	08-11-28	135,000	135,169
Scientific Games International, Inc., 2018 Term Loan B5 (1 month LIBOR + 2.750%)	2.835	08-14-24	224,678	222,532
Sedgwick Claims Management Services, Inc., 2018 Term Loan B (1 month LIBOR + 3.250%)	3.335	12-31-25	198,485	195,905
Signal Parent, Inc., Term Loan B (1 month LIBOR + 3.500%)	4.250	04-03-28	250,000	245,105
Solera LLC, USD Term Loan B (6 month LIBOR + 4.000%)	4.500	06-02-28	100,000	99,880
SRS Distribution, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	4.250	06-02-28	210,000	209,213
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%)	1.835	04-16-25	100,121	98,539
SS&C Technologies, Inc., 2018 Term Loan B4 (1 month LIBOR + 1.750%)	1.835	04-16-25	75,313	74,124
Standard Industries, Inc., 2021 Term Loan B (H)	TBD	08-05-28	165,000	164,470
22	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Surgery Center Holdings, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	4.500	08-31-26	139,650	$139,672
The Dun & Bradstreet Corp., Term Loan (1 month LIBOR + 3.250%)	3.338	02-06-26	98,754	97,952
TransDigm, Inc., 2020 Term Loan E (1 month LIBOR + 2.250%)	2.335	05-30-25	198,500	195,179
TricorBraun Holdings, Inc., 2021 Delayed Draw Term Loan (H)	TBD	03-03-28	18,363	18,181
TricorBraun Holdings, Inc., 2021 Term Loan (H)	TBD	03-03-28	81,637	80,832
UKG, Inc., 2021 Incremental Term Loan (3 month LIBOR + 3.250%)	4.000	05-04-26	99,251	99,251
US Foods, Inc., 2016 Term Loan B (1 month LIBOR + 1.750%)	1.835	06-27-23	191,932	189,602
VICI Properties 1 LLC, Replacement Term Loan B (1 month LIBOR + 1.750%)	1.838	12-20-24	100,000	99,386
WW International, Inc., 2021 Term Loan B (H)	TBD	04-13-28	100,000	99,500

Zelis Payments Buyer, Inc., 2021 Term Loan (1 month LIBOR + 3.500%)	3.596	09-30-26	99,500	98,920
Collateralized mortgage obligations 8.7%				$7,561,444
(Cost $7,371,760)
Commercial and residential 6.1%				5,279,783
Angel Oak Mortgage Trust
Series 2020-3, Class M1 (D)(I)	3.809	04-25-65	50,000	51,211
BANK
Series 2019-BN16, Class B (I)	4.438	02-15-52	50,000	57,692
Series 2021-BN31, Class C (I)	2.545	02-15-54	30,000	29,541
BFLD Trust
Series 2020-OBRK, Class A (1 month LIBOR + 2.050%) (D)(J)	2.143	11-15-28	10,000	10,109
BRAVO Residential Funding Trust
Series 2020-NQM1, Class M1 (D)(I)	3.181	05-25-60	129,000	130,428
Series 2021-A, Class A1 (D)	1.991	04-25-31	93,299	93,349
BSREP Commercial Mortgage Trust
Series 2021-DC, Class A (1 month LIBOR + 0.950%) (D)(J)	1.050	08-15-38	40,000	40,012
BX Commercial Mortgage Trust
Series 2019-XL, Class C (1 month LIBOR + 1.250%) (D)(J)	1.343	10-15-36	89,367	89,479
BX Trust
Series 2021-MFM1, Class C (1 month LIBOR + 1.200%) (D)(J)	1.293	01-15-34	50,000	50,031
Series 2021-MFM1, Class D (1 month LIBOR + 1.500%) (D)(J)	1.593	01-15-34	10,000	10,006
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-MFM1, Class E (1 month LIBOR + 2.250%) (D)(J)	2.343	01-15-34	10,000	$10,006
Series 2021-VIEW, Class B (1 month LIBOR + 1.800%) (D)(J)	1.893	06-15-23	30,000	30,000
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class C (D)(I)	5.776	12-15-47	100,000	100,220
CIM Trust
Series 2021-NR2, Class A1 (D)	2.568	07-25-59	88,784	89,236
Series 2021-R4, Class A1 (D)(I)	2.000	05-01-61	94,854	95,454
COLT Mortgage Loan Trust
Series 2021-1, Class A3 (D)(I)	1.373	06-25-66	110,615	110,228
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR16, Class AM	4.278	04-10-47	45,000	48,540
Series 2014-CR20, Class AM	3.938	11-10-47	50,000	53,445
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2020-SBX, Class C (D)(I)	2.056	01-10-38	100,000	101,399
Credit Suisse Mortgage Trust
Series 2020-NET, Class D (D)(I)	3.828	08-15-37	100,000	105,190
Series 2020-RPL6, Class A2 (D)(I)	3.276	03-25-59	100,000	99,342
Deephaven Residential Mortgage Trust
Series 2020-2, Class M1 (D)(I)	4.112	05-25-65	100,000	103,027
Flagstar Mortgage Trust
Series 2021-5INV, Class A5 (D)(I)	2.500	07-25-51	98,092	100,725
FREMF Mortgage Trust
Series 2015-K45, Class C (D)(I)	3.589	04-25-48	25,000	26,293
Series 2015-K49, Class B (D)(I)	3.721	10-25-48	75,000	81,209
Series 2016-K55, Class B (D)(I)	4.163	04-25-49	25,000	27,875
Series 2016-K60, Class B (D)(I)	3.536	12-25-49	11,000	11,952
Series 2017-K63, Class C (D)(I)	3.872	02-25-50	35,000	37,617
Series 2017-K65, Class B (D)(I)	4.073	07-25-50	40,000	44,734
Series 2018-K72, Class B (D)(I)	3.992	12-25-50	15,000	16,807
Series 2019-K735, Class B (D)(I)	4.018	05-25-26	80,000	88,574
Series 2019-K95, Class C (D)(I)	3.919	08-25-52	43,000	46,788
Series 2019-K99, Class B (D)(I)	3.646	10-25-52	40,000	44,122
Series 2020-K104, Class C (D)(I)	3.539	02-25-52	25,000	26,319
GS Mortgage Securities Trust
Series 2018-HULA, Class A (1 month LIBOR + 0.920%) (D)(J)	1.016	07-15-25	93,550	93,553
Series 2018-HULA, Class C (1 month LIBOR + 1.450%) (D)(J)	1.546	07-15-25	140,326	140,161
Series 2019-BOCA, Class A (1 month LIBOR + 1.200%) (D)(J)	1.293	06-15-38	100,000	100,003
Hawaii Hotel Trust
Series 2019-MAUI, Class A (1 month LIBOR + 1.150%) (D)(J)	1.243	05-15-38	100,000	100,162
24	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-NNN, Class BFX (D)	3.065	01-16-37	45,000	$46,899
Series 2021-MHC, Class C (1 month LIBOR + 1.300%) (D)(J)	1.393	04-15-38	100,000	100,311
JPMorgan Mortgage Trust
Series 2019-7, Class A11 (1 month LIBOR + 0.900%) (D)(J)	0.989	02-25-50	23,576	23,591
KKR Industrial Portfolio Trust
Series 2020-AIP, Class A (1 month LIBOR + 1.037%) (D)(J)	1.130	03-15-37	96,421	96,451
Series 2021-KDIP, Class C (1 month LIBOR + 1.000%) (D)(J)	1.093	12-15-37	50,000	50,000
Series 2021-KDIP, Class D (1 month LIBOR + 1.250%) (D)(J)	1.343	12-15-37	10,000	9,981
KNDL Mortgage Trust
Series 2019-KNSQ, Class E (1 month LIBOR + 1.800%) (D)(J)	1.893	05-15-36	100,000	100,062
LoanCore Issuer, Ltd.
Series 2021-CRE4, Class A (SOFR + 0.914%) (D)(J)	0.959	07-15-35	87,272	87,081
MHC Commercial Mortgage Trust
Series 2021-MHC, Class A (1 month LIBOR + 0.801%) (D)(J)	0.894	04-15-38	200,000	200,119
Series 2021-MHC, Class C (1 month LIBOR + 1.351%) (D)(J)	1.444	04-15-38	100,000	100,249
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C8, Class B (I)	3.558	12-15-48	45,000	46,267
Series 2013-C8, Class C (I)	4.055	12-15-48	65,000	66,043
Morgan Stanley Capital I Trust
Series 2017-CLS, Class F (1 month LIBOR + 2.600%) (D)(J)	2.693	11-15-34	40,000	40,036
Series 2018-SUN, Class B (1 month LIBOR + 1.200%) (D)(J)	1.293	07-15-35	25,000	24,971
New Residential Mortgage Loan Trust
Series 2015-1A, Class B3 (D)(I)	5.326	05-28-52	56,732	60,395
Series 2015-2A, Class B4 (D)(I)	5.481	08-25-55	67,769	72,554
NYMT Loan Trust I
Series 2021-BPL1, Class A1 (D)	2.239	05-25-26	100,000	100,214
Pretium Mortgage Credit Partners LLC
Series 2021-RN1, Class A2 (D)	3.598	02-25-61	100,000	99,776
PRPM LLC
Series 2019-GS1, Class A1 (D)(I)	3.500	10-25-24	75,864	76,147
Series 2019-GS1, Class A2 (D)(I)	4.750	10-25-24	151,728	152,583
Series 2020-2, Class A1 (D)	3.671	08-25-25	83,514	84,096
Series 2020-3, Class A1 (D)	2.857	09-25-25	80,500	80,684
Series 2021-1, Class A1 (D)(I)	2.115	01-25-26	93,953	94,210
Series 2021-2, Class A1 (D)(I)	2.115	03-25-26	91,559	91,776
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2021-6, Class A1 (D)	1.793	07-25-26	97,604	$97,531
ReadyCap Commercial Mortgage Trust
Series 2021-FL6, Class AS (1 month LIBOR + 1.200%) (D)(J)	1.300	07-25-36	65,000	65,061
Starwood Mortgage Residential Trust
Series 2021-2, Class A3 (D)(I)	1.431	05-25-65	78,686	78,633
STWD Trust
Series 2021-FLWR, Class B (1 month LIBOR + 0.926%) (D)(J)	1.026	07-15-36	100,000	99,880
Toorak Mortgage Corp.
Series 2019-2, Class A2	4.213	09-25-22	100,000	100,493
TTAN
Series 2021-MHC, Class B (1 month LIBOR + 1.100%) (D)(J)	1.189	03-15-38	100,000	100,160
Verus Securitization Trust
Series 2020-1, Class A3 (D)	2.724	01-25-60	94,980	96,087
Wells Fargo Commercial Mortgage Trust
Series 2020-C58, Class B	2.704	07-15-53	65,000	67,582
Wells Fargo Mortgage Backed Securities Trust
Series 2019-3, Class A1 (D)(I)	3.500	07-25-49	17,428	17,586
WF-RBS Commercial Mortgage Trust
Series 2011-C4, Class C (D)(I)	4.964	06-15-44	57,729	57,569
Series 2011-C5, Class C (D)(I)	5.679	11-15-44	100,000	99,866
U.S. Government Agency 2.6%				2,281,661
Federal Home Loan Mortgage Corp.
Series 2013-DN2, Class M2 (1 month LIBOR + 4.250%) (J)	4.339	11-25-23	115,814	118,428
Series 2017-DNA2, Class M1 (1 month LIBOR + 1.200%) (J)	1.289	10-25-29	30,833	30,833
Series 2018-DNA1, Class M2 (1 month LIBOR + 1.800%) (J)	1.889	07-25-30	84,587	85,070
Series 2018-DNA1, Class M2B (1 month LIBOR + 1.800%) (J)	1.889	07-25-30	100,000	100,135
Series 2018-HQA1, Class M2 (1 month LIBOR + 2.300%) (J)	2.389	09-25-30	27,017	27,363
Series 2020-DNA5, Class M2 (SOFR + 2.800%) (D)(J)	2.850	10-25-50	25,000	25,283
Series 2020-DNA6, Class M2 (SOFR + 2.000%) (D)(J)	2.050	12-25-50	20,000	20,150
Series 2020-HQA2, Class M2 (1 month LIBOR + 3.100%) (D)(J)	3.189	03-25-50	67,096	67,998
Series 2020-HQA3, Class B1 (1 month LIBOR + 5.750%) (D)(J)	5.839	07-25-50	45,000	47,935
Series 2020-HQA4, Class M2 (1 month LIBOR + 3.150%) (D)(J)	3.239	09-25-50	45,390	45,712
Series 2021-DNA1, Class M2 (SOFR + 1.800%) (D)(J)	1.850	01-25-51	25,000	25,078
26	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2021-DNA3, Class M2 (SOFR + 2.100%) (D)(J)	2.150	10-25-33	10,000	$10,204
Series 2021-HQA2, Class M2 (SOFR + 2.050%) (D)(J)	2.100	12-25-33	100,000	100,438
Series K031, Class X3 IO	1.663	07-25-41	260,000	7,119
Series K066, Class X1 IO	0.749	06-25-27	285,034	11,091
Series K103, Class X1 IO	0.638	11-25-29	224,734	10,819
Series K104, Class X3 IO	1.896	02-25-52	100,000	13,782
Series K105, Class X1 IO	1.523	03-25-53	169,835	19,127
Series K106, Class X1 IO	1.355	01-25-30	139,716	14,089
Series K112, Class X1 IO	1.433	05-25-30	99,909	11,066
Series K113, Class X1 IO	1.387	06-25-30	99,994	10,708
Series K115, Class X3 IO	2.958	09-25-48	100,000	22,073
Series K123, Class X1 IO	0.775	12-25-30	69,949	4,402
Series K124, Class X1 IO	0.721	12-25-30	99,936	5,987
Series K-1515, Class X1 IO	1.513	02-25-35	99,832	15,934
Series K737, Class X1 IO	0.637	10-25-26	113,654	3,234
Series K740, Class X1 IO	0.759	09-25-27	99,823	4,130
Federal National Mortgage Association
Series 2014-C02, Class 1M2 (1 month LIBOR + 2.600%) (J)	2.689	05-25-24	81,589	82,305
Series 2014-C03, Class 1M2 (1 month LIBOR + 3.000%) (J)	3.089	07-25-24	39,625	40,120
Series 2014-C04, Class 1M2 (1 month LIBOR + 4.900%) (J)	4.989	11-25-24	53,964	55,533
Series 2017-C02, Class 2M2 (1 month LIBOR + 3.650%) (J)	3.739	09-25-29	73,226	75,745
Series 2017-C02, Class 2M2C (1 month LIBOR + 3.650%) (J)	3.739	09-25-29	150,000	156,383
Series 2017-C03, Class 1M2 (1 month LIBOR + 3.000%) (J)	3.089	10-25-29	53,124	54,547
Series 2017-C04, Class 2M2 (1 month LIBOR + 2.850%) (J)	2.939	11-25-29	63,268	64,674
Series 2017-C05, Class 1B1 (1 month LIBOR + 3.600%) (J)	3.689	01-25-30	25,000	26,114
Series 2017-C05, Class 1M2 (1 month LIBOR + 2.200%) (J)	2.289	01-25-30	42,599	43,531
Series 2017-C06, Class 2B1 (1 month LIBOR + 4.450%) (J)	4.539	02-25-30	10,000	10,439
Series 2017-C06, Class 2M2 (1 month LIBOR + 2.800%) (J)	2.889	02-25-30	60,740	61,979
Series 2017-C07, Class 1B1 (1 month LIBOR + 4.000%) (J)	4.089	05-25-30	67,000	69,417
Series 2018-C01, Class 1B1 (1 month LIBOR + 3.550%) (J)	3.639	07-25-30	185,912	190,328
Series 2018-C02, Class 2B1 (1 month LIBOR + 4.000%) (J)	4.089	08-25-30	15,000	15,565
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	27

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series 2018-C03, Class 1B1 (1 month LIBOR + 3.750%) (J)	3.839	10-25-30	100,000	$103,955
Series 2018-C03, Class 1M2 (1 month LIBOR + 2.150%) (J)	2.239	10-25-30	54,208	54,870
Series 2018-R07, Class 1B1 (1 month LIBOR + 4.350%) (D)(J)	4.439	04-25-31	115,000	119,136
Series 2019-HRP1, Class M2 (1 month LIBOR + 2.150%) (D)(J)	2.239	11-25-39	51,168	50,942
Series 2019-R03, Class 1B1 (1 month LIBOR + 4.100%) (D)(J)	4.189	09-25-31	20,000	20,511
Series 2020-R01, Class 1B1 (1 month LIBOR + 3.250%) (D)(J)	3.339	01-25-40	75,000	74,925
Series 2020-R01, Class 1M2 (1 month LIBOR + 2.050%) (D)(J)	2.139	01-25-40	37,171	37,352

Series 2020-R02, Class 2M2 (1 month LIBOR + 2.000%) (D)(J)	2.089	01-25-40	15,031	15,102
Asset backed securities 5.9%				$5,150,832
(Cost $5,148,016)
Asset backed securities 5.9%				5,150,832
Ajax Mortgage Loan Trust
Series 2021-B, Class A (D)	2.239	06-25-66	89,217	89,108
Aligned Data Centers Issuer LLC
Series 2021-1A, Class A2 (D)	1.937	08-15-46	180,000	180,541
AmeriCredit Automobile Receivables Trust
Series 2020-3, Class D	1.490	09-18-26	40,000	40,485
AMMC CLO, Ltd.
Series 2014-15A, Class ARR (3 month LIBOR + 1.260%) (D)(J)	1.386	01-15-32	149,635	149,673
Bain Capital Credit CLO LLC
Series 2020-4A, Class B (3 month LIBOR + 1.950%) (D)(J)	2.084	10-20-33	250,000	250,852
Bayview Opportunity Master Fund IVa Trust
Series 2016-SPL1, Class A (D)	4.000	04-28-55	52,819	53,194
Series 2017-RT5, Class A (D)(I)	3.500	05-28-69	221,726	225,927
Series 2017-SPL1, Class A (D)(I)	4.000	10-28-64	168,983	172,503
Bayview Opportunity Master Fund IVb Trust
Series 2017-RT6, Class B2 (D)(I)	4.000	10-28-57	100,000	103,725
Bojangles Issuer LLC
Series 2020-1A, Class A2 (D)	3.832	10-20-50	30,000	31,289
BSPRT Issuer, Ltd.
Series 2018-FL4, Class A (1 month LIBOR + 1.050%) (D)(J)	1.143	09-15-35	50,814	50,814
Series 2021-FL6, Class A (1 month LIBOR + 1.100%) (D)(J)	1.193	03-15-36	115,000	115,000
CarMax Auto Owner Trust
Series 2021-1, Class C	0.940	12-15-26	10,000	9,986
Series 2021-2, Class D	1.550	10-15-27	15,000	15,021
28	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Columbia Cent CLO, Ltd.
Series 2020-29A, Class D1 (3 month LIBOR + 4.090%) (D)(J)	4.224	07-20-31	100,000	$100,337
DataBank Issuer
Series 2021-1A, Class B (D)	2.650	02-27-51	40,000	40,701
DB Master Finance LLC
Series 2017-1A, Class A2II (D)	4.030	11-20-47	48,250	51,210
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23 (D)	4.118	07-25-47	53,075	57,188
Drive Auto Receivables Trust
Series 2021-1, Class D	1.450	01-16-29	90,000	90,515
Series 2021-2, Class D	1.390	03-15-29	115,000	115,020
Exeter Automobile Receivables Trust
Series 2021-3A, Class C	0.960	10-15-26	95,000	95,071
First Investors Auto Owner Trust
Series 2021-2A, Class D (D)	1.660	12-15-27	190,000	189,970
FirstKey Homes Trust
Series 2021-SFR2, Class E2 (D)	2.358	09-17-38	115,000	115,148
Flagship Credit Auto Trust
Series 2021-3, Class C (D)	1.460	09-15-27	255,000	255,466
Series 2021-3, Class D (D)	1.650	09-15-27	51,000	51,121
Greystone Commercial Real Estate Notes
Series 2021-FL3, Class B (1 month LIBOR + 1.650%) (D)(J)	1.737	07-15-39	100,000	100,063
Palmer Square Loan Funding
Series 2021-3A, Class A2 (3 month LIBOR + 1.400%) (D)(J)	1.547	07-20-29	250,000	250,141
Progress Residential Trust
Series 2019-SFR1, Class E (D)	4.466	08-17-35	115,000	116,365
Series 2020-SFR3, Class E (D)	2.296	10-17-27	100,000	99,606
Series 2021-SFR2, Class E1 (D)	2.547	04-19-38	100,000	100,548
Series 2021-SFR3, Class D (D)	2.288	05-17-26	100,000	100,914
Series 2021-SFR5, Class B (D)	1.658	07-17-38	100,000	99,779
Series 2021-SFR8, Class E2 (D)	2.532	09-17-38	125,000	125,155
SCF Equipment Leasing LLC
Series 2021-1A, Class A3 (D)	0.830	08-21-28	100,000	99,919
Sonic Capital LLC
Series 2020-1A, Class A2I (D)	3.845	01-20-50	44,513	47,498
Series 2021-1A, Class A2I (D)	2.190	08-20-51	30,000	29,993
Taco Bell Funding LLC
Series 2021-1A, Class A2I (D)	1.946	08-25-51	70,000	70,160
Taconic Park CLO, Ltd.
Series 2016-1A, Class BR (3 month LIBOR + 1.900%) (D)(J)	2.034	01-20-29	250,000	250,148
Textainer Marine Containers LLC
Series 2021-3A, Class A (D)	1.940	08-20-46	270,000	269,143
Towd Point Mortgage Trust
Series 2019-3, Class M1 (D)(I)	4.250	02-25-59	150,000	162,780
Tricon American Homes Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2020-SFR2, Class E1 (D)	2.730	11-17-39	100,000	$100,322
Vantage Data Centers LLC
Series 2019-1A, Class A2 (D)	3.188	07-15-44	34,300	35,518
Venture CDO, Ltd.
Series 2013-13A, Class DR (3 month LIBOR + 3.300%) (D)(J)	3.428	09-10-29	175,000	174,767
Series 2018-34A, Class A (3 month LIBOR + 1.230%) (D)(J)	1.356	10-15-31	200,000	200,014
VOLT XCV LLC
Series 2021-NPL4, Class A1 (D)	2.240	03-27-51	67,992	68,134

	Shares	Value
Preferred securities 0.0%		$27,029
(Cost $26,571)
United States 0.0%		27,029
Becton, Dickinson and Company, 6.000%	476	26,013

Fluor Corp., 6.500% (D)	1	1,016
Exchange-traded funds 7.1%		$6,180,213
(Cost $5,993,309)
iShares JP Morgan USD Emerging Markets Bond ETF	34,800	3,945,972

SPDR Blackstone Senior Loan ETF	19,900	914,803
SPDR Bloomberg Barclays Convertible Securities ETF	15,100	1,319,438

	Yield (%)	Shares	Value
Short-term investments 4.5%			$3,886,138
(Cost $3,886,138)
Short-term funds 4.5%			3,886,138
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(K)	3,886,138	3,886,138

Total investments (Cost $95,253,720) 109.9%	$95,465,525
Other assets and liabilities, net (9.9%)	(8,595,511)
Total net assets 100.0%	$86,870,014

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
30	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
ISK	Icelandic Krona
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Security Abbreviations and Legend
CPI	Consumer Price Index
GO	General Obligation
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	Security purchased or sold on a when-issued or delayed delivery basis.
(C)	Non-income producing security.
(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $18,901,250 or 21.8% of the fund’s net assets as of 8-31-21.
(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(F)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(K)	The rate shown is the annualized seven-day yield as of 8-31-21.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	31

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Australian Treasury Bond Futures	21	Long	Sep 2021	$2,186,866	$2,232,774	$45,908
10-Year U.S. Treasury Note Futures	23	Long	Dec 2021	3,067,651	3,069,422	1,771
10-Year Canada Government Bond Futures	4	Short	Dec 2021	(465,352)	(463,298)	2,054
10-Year Mini Japan Government Bond Futures	6	Short	Sep 2021	(827,494)	(829,850)	(2,356)
2-Year U.S. Treasury Note Futures	6	Short	Dec 2021	(1,320,981)	(1,321,969)	(988)
5-Year U.S. Treasury Note Futures	23	Short	Dec 2021	(2,839,818)	(2,845,531)	(5,713)
Euro-BTP Italian Government Bond Futures	3	Short	Sep 2021	(549,412)	(542,992)	6,420
Euro-Buxl Futures	5	Short	Sep 2021	(1,289,964)	(1,254,665)	35,299
German Euro BUND Futures	33	Short	Sep 2021	(6,810,581)	(6,836,368)	(25,787)
U.K. Long Gilt Bond Futures	2	Short	Dec 2021	(355,066)	(352,622)	2,444
U.S. Treasury Long Bond Futures	5	Short	Dec 2021	(817,374)	(814,844)	2,530
Ultra U.S. Treasury Bond Futures	11	Short	Dec 2021	(2,178,410)	(2,170,094)	8,316
						$69,898
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	295,000	USD	213,904	MSI	9/30/2021	$1,937	—
BRL	12,113,000	USD	2,308,029	GSI	9/2/2021	34,548	—
BRL	12,113,000	USD	2,355,103	MSI	9/2/2021	—	$(12,525)
BRL	1,000	USD	189	CITI	9/30/2021	3	—
BRL	885,000	USD	169,119	GSI	10/4/2021	1,317	—
CAD	1,220,000	USD	963,161	MSI	9/29/2021	3,783	—
CHF	48,000	USD	52,613	GSI	9/30/2021	—	(160)
CLP	1,203,887,000	USD	1,535,100	MSI	9/30/2021	18,951	—
COP	2,201,871,000	USD	567,288	MSI	9/30/2021	16,082	—
EUR	1,845,000	USD	2,169,287	CITI	9/30/2021	10,404	—
GBP	1,885,000	USD	2,588,574	JPM	9/30/2021	3,214	—
HUF	319,200,000	USD	1,080,799	BOA	9/30/2021	—	(1,580)
IDR	21,938,000,000	USD	1,514,741	MSI	9/30/2021	24,993	—
INR	113,077,000	USD	1,518,118	JPM	9/30/2021	26,766	—
JPY	396,987,000	USD	3,616,317	JPM	9/30/2021	—	(6,973)
MXN	30,258,000	USD	1,480,840	CITI	9/30/2021	20,154	—
NOK	5,200,000	USD	589,317	MSI	9/30/2021	8,801	—
NZD	2,859,000	USD	1,987,005	MSI	9/30/2021	27,590	—
PLN	5,778,000	USD	1,486,360	MSI	9/30/2021	22,290	—
32	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
RUB	118,188,000	USD	1,593,206	BARC	9/30/2021	$14,469	—
SGD	1,135,000	USD	838,771	MSI	9/30/2021	5,399	—
THB	17,277,000	USD	527,420	JPM	9/30/2021	8,554	—
TRY	5,664,000	USD	662,130	BARC	9/30/2021	8,934	—
USD	1,920,790	AUD	2,649,000	MSI	9/30/2021	—	$(17,400)
USD	2,355,103	BRL	12,113,000	GSI	9/2/2021	12,525	—
USD	2,336,422	BRL	12,113,000	MSI	9/2/2021	—	(6,155)
USD	2,298,220	BRL	12,113,000	GSI	10/4/2021	—	(34,545)
USD	3,948,962	CAD	5,002,000	MSI	9/29/2021	—	(15,510)
USD	1,531,269	CHF	1,397,000	GSI	9/30/2021	4,665	—
USD	1,177,662	CLP	923,570,000	MSI	9/30/2021	—	(14,538)
USD	498,703	COP	1,903,800,000	GSI	9/30/2021	—	(5,695)
USD	1,514,169	CZK	32,886,000	BARC	9/30/2021	—	(12,855)
USD	9,101,123	EUR	7,740,594	CITI	9/30/2021	—	(43,649)
USD	658,295	EUR	558,000	JPM	9/30/2021	—	(929)
USD	189,508	GBP	138,000	JPM	9/30/2021	—	(235)
USD	210,299	HUF	62,239,000	BARC	9/30/2021	—	(132)
USD	1,770,639	ILS	5,710,000	BARC	9/30/2021	—	(9,640)
USD	4,285,066	JPY	470,400,000	JPM	9/30/2021	8,262	—
USD	6,935,850	KRW	8,095,801,000	BOA	9/30/2021	—	(48,142)
USD	1,201,047	MXN	24,541,000	CITI	9/30/2021	—	(16,346)
USD	3,692,073	NOK	32,578,000	MSI	9/30/2021	—	(55,137)
USD	1,754,180	NZD	2,524,000	MSI	9/30/2021	—	(24,357)
USD	1,941,361	RUB	144,015,000	BARC	9/30/2021	—	(17,631)
USD	1,479,557	SEK	12,856,000	BOA	9/30/2021	—	(10,529)
USD	1,488,357	SGD	2,014,000	MSI	9/30/2021	—	(9,581)
USD	2,239,897	ZAR	33,654,000	JPM	9/30/2021	—	(68,202)
						$283,641	$(432,446)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	390,000	USD	USA CPI All Urban Consumers	Fixed 2.614%	At Maturity	At Maturity	Jun 2026	—	$(8,297)	$(8,297)
BOA	4,070,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.340%	Quarterly	Quarterly	Sep 2025	$(591)	(63)	(654)
BOA	810,000	USD	USA CPI All Urban Consumers	Fixed 2.402%	At Maturity	At Maturity	Mar 2026	—	(31,899)	(31,899)
BOA	147,300,000	INR	Fixed 5.340%	INR MIBOR Compounded OIS	Semi-Annual	Semi-Annual	Dec 2026	(2,270)	(1,651)	(3,921)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	33

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BOA	810,000	USD	Fixed 2.354%	USA CPI All Urban Consumers	At Maturity	At Maturity	Mar 2031	—	$37,556	$37,556
CITI	9,190,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.340%	Quarterly	Quarterly	Sep 2025	$(16,894)	15,412	(1,482)
CITI	6,100,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.340%	Quarterly	Quarterly	Sep 2025	(9,248)	8,273	(975)
CITI	13,410,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.340%	Quarterly	Quarterly	Sep 2025	(35,957)	30,174	(5,783)
CITI	5,220,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.635%	Quarterly	Quarterly	Sep 2026	—	8,419	8,419
CITI	9,680,000	CNY	CNY CNREPOFIX Reuters	Fixed 2.560%	Quarterly	Quarterly	Sep 2026	3,432	6,929	10,361
CITI	210,000	USD	Fixed 2.289%	USA CPI All Urban Consumers	At Maturity	At Maturity	Jul 2030	—	13,676	13,676
JPM	210,000	GBP	UK RPI	Fixed 3.399%	At Maturity	At Maturity	Aug 2051	—	(17,136)	(17,136)
								$(61,528)	$61,393	$(135)
Centrally cleared	510,000	CAD	CAD CORRA Compounded OIS	Fixed 0.013%	Semi-Annual	Semi-Annual	Sep 2026	—	4,558	4,558
Centrally cleared	510,000	CAD	CAD CORRA Compounded OIS	Fixed 0.013%	Semi-Annual	Semi-Annual	Sep 2026	—	4,410	4,410
Centrally cleared	1,290,000	CAD	CAD BA CDOR	Fixed 1.269%	Semi-Annual	Semi-Annual	Sep 2026	—	(2,860)	(2,860)
Centrally cleared	880,000	CAD	CAD BA CDOR	Fixed 1.283%	Semi-Annual	Semi-Annual	Nov 2026	—	6,245	6,245
Centrally cleared	720,000	CAD	CAD BA CDOR	Fixed 1.266%	Semi-Annual	Semi-Annual	Nov 2026	—	4,643	4,643
Centrally cleared	29,886,600	MXN	MXN TIIE Banxico	Fixed 7.130%	Monthly	Monthly	Jun 2031	25,500	2,935	28,435
Centrally cleared	1,330,000	USD	USD LIBOR BBA	Fixed 2.250%	Semi-Annual	Quarterly	Jun 2031	(1,821)	30,144	28,323
Centrally cleared	34,270,000	MXN	MXN TIIE Banxico	Fixed 6.910%	Monthly	Monthly	Sep 2031	1,933	(3,754)	(1,821)
Centrally cleared	230,000	GBP	Fixed 0.590%	GBP SONIA Compounded OIS	Annual	Annual	Dec 2051	638	8,134	8,772
Centrally cleared	70,000	GBP	Fixed 0.800%	GBP SONIA Compounded OIS	Annual	Annual	Jun 2071	—	(10,855)	(10,855)
Centrally cleared	180,000	GBP	Fixed 0.840%	GBP SONIA Compounded OIS	Annual	Annual	Sep 2071	(7,832)	(24,133)	(31,965)
Centrally cleared	140,000	GBP	Fixed 0.710%	GBP SONIA Compounded OIS	Annual	Annual	Sep 2071	(54)	(14,103)	(14,157)
Centrally cleared	160,000	GBP	Fixed 0.500%	GBP SONIA Compounded OIS	Annual	Annual	Sep 2071	(6,001)	9,584	3,583
								$12,363	$14,948	$27,311
								$(49,165)	$76,341	$27,176

34	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BOA	People’s Republic of China	40,000	USD	$40,000	1.000%	Quarterly	Jun 2026	$(1,218)	$(138)	$(1,356)
BOA	Republic of Indonesia	40,000	USD	40,000	1.000%	Quarterly	Jun 2026	(489)	(194)	(683)
CITI	People’s Republic of China	90,000	USD	90,000	1.000%	Quarterly	Jun 2026	(2,647)	(404)	(3,051)
CITI	Republic of Indonesia	75,000	USD	75,000	1.000%	Quarterly	Jun 2026	(734)	(547)	(1,281)
GSI	People’s Republic of China	850,000	USD	850,000	1.000%	Quarterly	Dec 2024	(15,887)	(8,120)	(24,007)
GSI	Government of Malaysia	40,000	USD	40,000	1.000%	Quarterly	Jun 2026	(1,064)	(62)	(1,126)
GSI	Government of Malaysia	10,000	USD	10,000	1.000%	Quarterly	Jun 2026	(260)	(21)	(281)
GSI	CMBX.NA.AAA.11	600,000	USD	600,000	0.500%	Monthly	Nov 2054	(4,821)	106	(4,715)
GSI	CMBX.NA.AAA.10	600,000	USD	600,000	0.500%	Monthly	Nov 2059	(6,854)	1,006	(5,848)
GSI	CMBX.NA.AAA.10	600,000	USD	600,000	0.500%	Monthly	Nov 2059	(5,287)	(553)	(5,840)
GSI	CMBX.NA.AAA.12	610,000	USD	610,000	0.500%	Monthly	Aug 2061	(4,127)	573	(3,554)
GSI	CMBX.NA.AAA.13	620,000	USD	620,000	0.500%	Monthly	Dec 2072	(1,435)	(46)	(1,481)
JPM	Republic of Korea	2,110,000	USD	2,110,000	1.000%	Quarterly	Dec 2024	(47,816)	(17,509)	(65,325)
MSI	Government of Japan	2,090,000	USD	2,090,000	1.000%	Quarterly	Dec 2024	(50,447)	(15,205)	(65,652)
MSI	Government of Malaysia	400,000	USD	400,000	1.000%	Quarterly	Dec 2025	(11,004)	122	(10,882)
MSI	Government of Malaysia	40,000	USD	40,000	1.000%	Quarterly	Jun 2026	(997)	(129)	(1,126)
MSI	People’s Republic of China	65,000	USD	65,000	1.000%	Quarterly	Jun 2026	(1,902)	(302)	(2,204)
MSI	Republic of Indonesia	50,000	USD	50,000	1.000%	Quarterly	Jun 2026	(347)	(507)	(854)
MSI	CMBX.NA.BBB-.7	440,000	USD	440,000	3.000%	Monthly	Jan 2047	9,621	67,086	76,707
MSI	CMBX.NA.AAA.11	600,000	USD	600,000	0.500%	Monthly	Nov 2054	(4,944)	221	(4,723)
MSI	CMBX.NA.AAA.11	960,000	USD	960,000	0.500%	Monthly	Nov 2054	(8,729)	1,172	(7,557)
MSI	CMBX.NA.BBB-.8	460,000	USD	460,000	3.000%	Monthly	Oct 2057	21,489	38,220	59,709
MSI	CMBX.NA.AAA.10	960,000	USD	960,000	0.500%	Monthly	Nov 2059	(8,916)	(441)	(9,357)
MSI	CMBX.NA.AAA.12	610,000	USD	610,000	0.500%	Monthly	Aug 2061	(461)	(3,102)	(3,563)
MSI	CMBX.NA.AAA.12	950,000	USD	950,000	0.500%	Monthly	Aug 2061	(7,173)	1,625	(5,548)
MSI	CMBX.NA.AAA.13	610,000	USD	610,000	0.500%	Monthly	Dec 2072	4,249	(5,715)	(1,466)
MSI	CMBX.NA.AAA.13	950,000	USD	950,000	0.500%	Monthly	Dec 2072	(5,205)	2,922	(2,283)
				$15,470,000				$(157,405)	$60,058	$(97,347)
Centrally cleared	iTraxx Europe Crossover Series 35 Version 1	255,000	EUR	304,883	5.000%	Quarterly	Jun 2026	(35,232)	(4,704)	(39,936)
				$304,883				$(35,232)	$(4,704)	$(39,936)
				$15,774,883				$(192,637)	$55,354	$(137,283)

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BARC	Republic of Panama	0.693%	25,000	USD	$25,000	1.000%	Quarterly	Jun 2026	$233	$180	$413
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	35

Credit default swaps - Seller (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
CITI	Republic of Colombia	1.322%	55,000	USD	$55,000	1.000%	Quarterly	Jun 2026	$(632)	$(82)	$(714)
CITI	Republic of Panama	0.693%	25,000	USD	25,000	1.000%	Quarterly	Jun 2026	292	121	413
GSI	Republic of Colombia	1.322%	45,000	USD	45,000	1.000%	Quarterly	Jun 2026	(516)	(68)	(584)
GSI	Republic of Colombia	1.322%	45,000	USD	45,000	1.000%	Quarterly	Jun 2026	(516)	(68)	(584)
GSI	Republic of Colombia	1.322%	50,000	USD	50,000	1.000%	Quarterly	Jun 2026	(585)	(64)	(649)
GSI	Republic of Colombia	1.322%	25,000	USD	25,000	1.000%	Quarterly	Jun 2026	(255)	(69)	(324)
GSI	Republic of Colombia	1.322%	30,000	USD	30,000	1.000%	Quarterly	Jun 2026	(214)	(175)	(389)
GSI	Republic of Colombia	1.322%	50,000	USD	50,000	1.000%	Quarterly	Jun 2026	(323)	(326)	(649)
GSI	Republic of Panama	0.693%	20,000	USD	20,000	1.000%	Quarterly	Jun 2026	196	135	331
JPM	Republic of Colombia	1.322%	45,000	USD	45,000	1.000%	Quarterly	Jun 2026	(353)	(231)	(584)
MSI	Republic of Panama	0.693%	25,000	USD	25,000	1.000%	Quarterly	Jun 2026	245	168	413
					$440,000				$(2,428)	$(479)	$(2,907)
Centrally cleared	CDX.NA.HY.36	2.770%	155,000	USD	155,000	5.000%	Quarterly	Jun 2026	13,885	2,838	16,723
Centrally cleared	CDX.NA.IG.36	0.463%	120,000	USD	120,000	1.000%	Quarterly	Jun 2026	2,858	431	3,289
Centrally cleared	iTraxx Europe Series 35 Version 1	0.448%	1,105,000	EUR	1,321,232	1.000%	Quarterly	Jun 2026	32,746	4,811	37,557
					$1,596,232				$49,489	$8,080	$57,569
					$2,036,232				$47,061	$7,601	$54,662

Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx $ Liquid High Yield Index	3-Month USD LIBOR	At Maturity	USD	1,435,000	Dec 2021	GSI	—	$(22,425)	$(22,425)
Pay	iBoxx $ Liquid High Yield Index	3-Month USD LIBOR	At Maturity	USD	630,000	Dec 2021	GSI	—	(5,533)	(5,533)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	At Maturity	USD	1,620,000	Dec 2021	GSI	—	(40,423)	(40,423)
Pay	iBoxx $ Liquid High Yield Index	3-Month USD LIBOR	At Maturity	USD	225,000	Dec 2021	JPM	—	(3,516)	(3,516)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	At Maturity	USD	180,000	Sep 2021	MSI	—	(11,329)	(11,329)
Pay	iBoxx $ Liquid Investment Grade Index	3-Month USD LIBOR	At Maturity	USD	1,620,000	Dec 2021	MSI	—	(38,495)	(38,495)
Receive	iBoxx $ Liquid Leveraged Loan Index	3-Month USD LIBOR	At Maturity	USD	945,000	Sep 2021	JPM	—	7,856	7,856
36	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	iBoxx $ Liquid Leveraged Loan Index	3-Month USD LIBOR	At Maturity	USD	525,000	Sep 2021	MSI	—	$1,455	$1,455
								—	$(112,410)	$(112,410)
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
BARC	Barclays Bank PLC
BBA	The British Banker’s Association
BOA	Bank of America, N.A.
CDOR	Canadian Dollar Offered Rate
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	37

CITI	Citibank, N.A.
CNREPOFIX	China Fixing Repo Rate
CORRA	Canadian Overnight Repo Rate Average
CPI	Consumer Price Index
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
MSI	Morgan Stanley & Co. International PLC
OIS	Overnight Index Swap
OTC	Over-the-counter
RPI	Retail Price Index
SONIA	Sterling Overnight Interbank Average Rate
TIIE	Tasa de Interes Interbancario de Equilibrio (Interbank Equilibrium Interest Rate)
At 8-31-21, the aggregate cost of investments for federal income tax purposes was $95,380,085. Net unrealized depreciation aggregated to $161,322, of which $1,054,411 related to gross unrealized appreciation and $1,215,733 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
38	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 8-31-21

Assets
Unaffiliated investments, at value (Cost $95,253,720)	$95,465,525
Swap contracts, at value (net unamortized upfront payment of $35,508)	217,309
Receivable for centrally cleared swaps	21,040
Unrealized appreciation on forward foreign currency contracts	283,641
Receivable for futures variation margin	57,217
Foreign currency, at value (Cost $14,275)	13,262
Collateral segregated at custodian for OTC derivative contracts	40,000
Dividends and interest receivable	477,605
Receivable for investments sold	164,534
Receivable for delayed delivery securities sold	2,769,466
Receivable from affiliates	808
Other assets	79,526
Total assets	99,589,933
Liabilities
Unrealized depreciation on forward foreign currency contracts	432,446
Swap contracts, at value (net unamortized upfront payment of $256,869)	430,108
Payable for collateral on OTC derivatives	20,000
Payable for investments purchased	2,382,828
Payable for delayed delivery securities purchased	8,913,320
Payable for fund shares repurchased	365,811
Payable to affiliates
Accounting and legal services fees	2,635
Transfer agent fees	385
Trustees’ fees	16
Other liabilities and accrued expenses	172,370
Total liabilities	12,719,919
Net assets	$86,870,014
Net assets consist of
Paid-in capital	$91,547,384
Total distributable earnings (loss)	(4,677,370)
Net assets	$86,870,014

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	39

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($79,427 ÷ 5,813 shares)[1]	$13.66
Class C ($50,442 ÷ 3,698 shares)[1]	$13.64
Class I ($223,556 ÷ 16,354 shares)	$13.67
Class R6 ($50,149,173 ÷ 3,666,840 shares)	$13.68
Class 1 ($36,367,416 ÷ 2,660,499 shares)	$13.67
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$14.38

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
40	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 8-31-21

Investment income
Interest	$1,566,056
Dividends	95,879
Less foreign taxes withheld	(22,375)
Total investment income	1,639,560
Expenses
Investment management fees	309,571
Distribution and service fees	20,039
Accounting and legal services fees	6,857
Transfer agent fees	734
Trustees’ fees	795
Custodian fees	72,243
State registration fees	19,186
Printing and postage	14,294
Professional fees	117,556
Other	17,555
Total expenses	578,830
Less expense reductions	(176,889)
Net expenses	401,941
Net investment income	1,237,619
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	539,113
Futures contracts	(344,169)
Forward foreign currency contracts	49,700
Swap contracts	536,832
781,476
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(260,191)
Futures contracts	95,234
Forward foreign currency contracts	(41,558)
Swap contracts	(412,793)
(619,308)
Net realized and unrealized gain	162,168
Increase in net assets from operations	$1,399,787
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	41

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 8-31-21	Year ended 8-31-20
Increase (decrease) in net assets
From operations
Net investment income	$1,237,619	$733,960
Net realized gain	781,476	2,995,541
Change in net unrealized appreciation (depreciation)	(619,308)	(298,662)
Increase in net assets resulting from operations	1,399,787	3,430,839
Distributions to shareholders
From earnings
Class 1	(2,057,556)	(1,410,083)
Total distributions	(2,057,556)	(1,410,083)
From fund share transactions	46,368,145	(8,155,522)
Total increase	45,710,376	(6,134,766)
Net assets
Beginning of year	41,159,638	47,294,404
End of year	$86,870,014	$41,159,638
42	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$13.52
Net investment income[2]	0.07
Net realized and unrealized gain (loss) on investments	0.07
Total from investment operations	0.14
Net asset value, end of period	$13.66
Total return (%)[3,4]	1.04[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53[7]
Expenses including reductions	1.16[7]
Net investment income	2.22[7]
Portfolio turnover (%)	61[8]

[1]	The inception date for Class A shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	43

CLASS C SHARES Period ended	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$13.52
Net investment income[2]	0.05
Net realized and unrealized gain (loss) on investments	0.07
Total from investment operations	0.12
Net asset value, end of period	$13.64
Total return (%)[3,4]	0.89[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.28[7]
Expenses including reductions	1.91[7]
Net investment income	1.52[7]
Portfolio turnover (%)	61[8]

[1]	The inception date for Class C shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
44	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$13.52
Net investment income[2]	0.07
Net realized and unrealized gain (loss) on investments	0.08
Total from investment operations	0.15
Net asset value, end of period	$13.67
Total return (%)[3]	1.11[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28[6]
Expenses including reductions	0.91[6]
Net investment income	2.11[6]
Portfolio turnover (%)	61[7]

[1]	The inception date for Class I shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	45

CLASS R6 SHARES Period ended	8-31-21[1]
Per share operating performance
Net asset value, beginning of period	$13.52
Net investment income[2]	0.08
Net realized and unrealized gain (loss) on investments	0.08
Total from investment operations	0.16
Net asset value, end of period	$13.68
Total return (%)[3]	1.18[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$50
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18[5]
Expenses including reductions	0.81[5]
Net investment income	2.49[5]
Portfolio turnover (%)	61[6]

[1]	The inception date for Class R6 shares is 6-4-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is shown for the period from 9-1-20 to 8-31-21.
46	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS 1 SHARES Period ended	8-31-21	8-31-20	8-31-19	8-31-18	8-31-17
Per share operating performance
Net asset value, beginning of period	$13.98	$13.27	$12.72	$12.84	$13.09
Net investment income[1]	0.36	0.23	0.24	0.26	0.18
Net realized and unrealized gain (loss) on investments	0.03	0.94	0.48	(0.38)	(0.08)
Total from investment operations	0.39	1.17	0.72	(0.12)	0.10
Less distributions
From net investment income	(0.70)	(0.46)	(0.17)	—	(0.31)
From net realized gain	—	—	—	—	(0.04)
Total distributions	(0.70)	(0.46)	(0.17)	—	(0.35)
Net asset value, end of period	$13.67	$13.98	$13.27	$12.72	$12.84
Total return (%)[2]	2.84	9.15	5.75	(0.93)	1.05
Ratios and supplemental data
Net assets, end of period (in millions)	$36	$41	$47	$51	$59
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.66[3]	1.20[3]	0.86	0.83
Expenses including reductions	0.85	0.96[3]	1.16[3]	0.85	0.82
Net investment income	2.62	1.77	2.05	2.04	1.48
Portfolio turnover (%)	61	224[4]	53	31	56

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Includes interest expense of 0.09% and 0.26% for the year ended August 31, 2020 and the year ended August 31, 2019, respectively.
[4]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	47

Notes to financial statements
Note 1—Organization
John Hancock Opportunistic Fixed Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek maximum total return, consistent with preservation of capital and prudent investment management.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
48	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of August 31, 2021, by major security category or type:
	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$14,947,833	—	$14,947,833	—
Foreign government obligations	40,512,591	—	40,512,591	—
Corporate bonds	7,125,592	—	7,125,592	—
Convertible bonds	888,059	—	888,059	—
Municipal bonds	1,354,138	—	1,354,138	—
Term loans	7,831,656	—	7,831,656	—
Collateralized mortgage obligations	7,561,444	—	7,561,444	—
Asset backed securities	5,150,832	—	5,150,832	—
Preferred securities	27,029	$26,013	1,016	—
Exchange-traded funds	6,180,213	6,180,213	—	—
Short-term investments	3,886,138	3,886,138	—	—
Total investments in securities	$95,465,525	$10,092,364	$85,373,161	—
Derivatives:
Assets
Futures	$104,742	$104,742	—	—
Forward foreign currency contracts	283,641	—	$283,641	—
Swap contracts	363,847	—	363,847	—
Liabilities
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	49

	Total value at 8-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Futures	$(34,844)	$(34,844)	—	—
Forward foreign currency contracts	(432,446)	—	$(432,446)	—
Swap contracts	(531,702)	—	(531,702)	—
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often
50	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	51

is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended August 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended August 31, 2021 were $5,778.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of August 31, 2021, the fund has a long-term capital loss carryforward of $5,375,292 available to offset future net realized capital gains. These carryforwards do not expire.
As of August 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended August 31, 2021 and 2020 was as follows:
	August 31, 2021	August 31, 2020
Ordinary income	$2,057,556	$1,410,083
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of August 31, 2021, the components of distributable earnings on a tax basis consisted of $1,078,005 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
52	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to straddle loss deferrals, foreign currency transactions, derivative transactions and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
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Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended August 31, 2021, the fund used futures contracts to manage against changes in interest rates, gain exposure to certain bond markets and manage duration of the fund. The fund held futures contracts with USD notional values ranging from $5.7 million to $22.7 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended August 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $36.4 million to $84.3 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund’s investments and subsequently
54	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

“marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.
During the year ended August 31, 2021, the fund used purchased options contracts to manage against changes in interest rates, gain exposure to certain bond markets and manage duration of the fund. The fund held purchased options contracts with market values ranging up to $20,000, as measured at each quarter end. There were no open purchased options contracts as of August 31, 2021.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended August 31, 2021, the fund used interest rate swap contracts to manage against changes in interest rates and to manage duration of the fund. The fund held interest rate swaps with total USD notional amounts ranging from $2.6 million to $20.5 million, as measured at each quarter end.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	55

Credit default swaps — Buyer
During the year ended August 31, 2021, the fund used credit default swap contracts as the buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from $9.1 million to $15.8 million,as measured at each quarter end.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended August 31, 2021, the fund used credit default swap contracts as the seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging from $1.2 million to $10.9 million, as measured at each quarter end.
Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
During the year ended August 31, 2021, the fund used total return swaps to gain exposure to a security or market without investing directly in such security or market. The fund held total return swaps with total USD notional amounts ranging from $5.1 million to $9.1 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at August 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$104,742	$(34,844)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	283,641	(432,446)
Credit	Swap contracts, at value[2]	Credit default swaps	195,555	(278,176)
Interest rate	Swap contracts, at value	Total return swaps	9,311	(121,721)
56	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value[2]	Interest rate swaps	$158,981	$(131,805)
			$752,230	$(998,992)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(25,873)	$(344,169)	—	$186,358	$(183,684)
Currency	—	—	$49,700	—	49,700
Credit	—	—	—	350,474	350,474
Total	$(25,873)	$(344,169)	$49,700	$536,832	$216,490

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended August 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$95,234	—	$(93,246)	$1,988
Currency	—	$(41,558)	—	(41,558)
Credit	—	—	(319,547)	(319,547)
Total	$95,234	$(41,558)	$(412,793)	$(359,117)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	57

Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.650% of the first $1 billion of the fund’s aggregate net assets and (b) 0.625% of the fund’s aggregate net assets in excess of $1 billion. Aggregate net assets include the net assets of the fund and Opportunistic Fixed Income Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended August 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agreed to waive its management fee on the fund so that the annual operating expenses do not exceed 0.80% of average net assets for the fund. Expenses excluded from this waiver are taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, Rule 12b-1 fees, transfer agent fees and service fees, shareholder servicing fees, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly and short dividend expenses. This agreement expires on December 31, 2021, unless renewed by mutual agreement of the advisor and the portfolio based upon a determination that this is appropriate under the circumstances at that time.
For the year ended August 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$52
Class C	46
Class I	108
Class	Expense reduction
Class R6	$32,415
Class 1	144,268
Total	$176,889

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended August 31, 2021, were equivalent to a net annual effective rate of 0.28% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended August 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
58	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Class 1	0.05%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $247 for the year ended August 31, 2021. Of this amount, $247 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $0 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended August 31, 2021, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended August 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$30	$14
Class C	117	13
Class I	—	28
Class R6	—	679
Class 1	19,892	—
Total	$20,039	$734
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	59

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$1,631,389	2	0.663%	$60
Note 6—Fund share transactions
Transactions in fund shares for the years ended August 31, 2021 and 2020 were as follows:
	Year Ended 8-31-21		Year Ended 8-31-20
	Shares	Amount	Shares	Amount
Class A shares[1]
Sold	5,813	$78,745	—	—
Net increase	5,813	$78,745	—	—
Class C shares[1]
Sold	3,698	$50,000	—	—
Net increase	3,698	$50,000	—	—
Class I shares[1]
Sold	16,354	$223,000	—	—
Net increase	16,354	$223,000	—	—
Class R6 shares[1]
Sold	3,666,840	$49,850,000	—	—
Net increase	3,666,840	$49,850,000	—	—
Class 1 shares
Sold	407,153	$5,580,071	848,596	$11,202,825
Distributions reinvested	151,737	2,057,556	110,682	1,410,083
Repurchased	(842,587)	(11,471,227)	(1,579,659)	(20,768,430)
Net decrease	(283,697)	$(3,833,600)	(620,381)	$(8,155,522)
Total net increase (decrease)	3,409,008	$46,368,145	(620,381)	$(8,155,522)

[1]	The inception date for Class A, Class C, Class I, and Class R6 shares is 6-4-21.
Affiliates of the fund owned 64%, 100%, 23%, 100% and 100% of shares of Class A, Class C, Class I, Class R6 and Class 1, respectively, on August 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
60	JOHN HANCOCK Opportunistic Fixed Income Fund | ANNUAL REPORT

Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. treasury obligations, amounted to $65,426,946 and $24,221,033, respectively, for the year ended August 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $11,150,923 and $4,585,254, respectively, for the year ended August 31, 2021.
Note 8—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 10—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Opportunistic Fixed Income Fund	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Opportunistic Fixed Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Opportunistic Fixed Income Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
October 22, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
62	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended August 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor) for John Hancock Opportunistic Fixed Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the "SEC") issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19, and therefore the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three- and five-year periods and underperformed for the ten-year period ended December 31, 2020. The Board also noted that the fund outperformed its peer group median for the one-, three-, five- and ten-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and the peer group median for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that the Advisor waived the fund’s management fee and that total expenses for the fund are lower than the peer group median.
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The Board took into account management’s discussion with respect to overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fees, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group median and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Opportunistic Fixed Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Wellington Management Company LLP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	190
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	190
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	190
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	190
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	190
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	190
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	190
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	190
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	190
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	190
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

74	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	190
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	190
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	75

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
76	JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Brian M. Garvey
Brij S. Khurana
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK OPPORTUNISTIC FIXED INCOME FUND	77

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Opportunistic Fixed Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1823034	476A 8/21
10/2021

ITEM 2. CODE OF ETHICS.

(a)As of the end of the fiscal year August 31, 2021 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended August 31, 2021 and 2020. These fees were billed to the registrant and were approved by the registrant's audit committee:

2021: $715,074

2020: $832,435

(b) Audit-related services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and reviews related to supplemental regulatory filings. Amounts billed to the registrant were as follows:

2021: $6,336

2020: $20,708

Amounts billed to control affiliates were $116,000 and $216,467 for the fiscal years ended August 31, 2021 and 2020, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended August 31, 2021 and 2020. The nature of the services comprising the tax fees was review of tax distribution requirements and ownership changes. These fees were billed to the registrant and were approved by the registrant's audit committee.

2021:$1,250

2020: $4,000

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended August 31, 2021 and 2020:

2021: $1,360

2020: $2,312

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended August 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $1,068,978 for the fiscal year ended August 31, 2021 and $1,275,806 for the fiscal year ended August 31, 2020.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre- approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott

Andrew Arnott

President

Date: October 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

Andrew Arnott

President

Date: October 22, 2021

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: October 22, 2021